UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds
(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Rydex Series Funds
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

DOMESTIC EQUITY FUNDS NOVA FUND
S&P 500® FUND
INVERSE S&P 500® STRATEGY FUND NASDAQ-100® FUND
INVERSE NASDAQ-100® STRATEGY FUND MID-CAP 1.5x STRATEGY FUND
INVERSE MID-CAP STRATEGY FUND RUSSELL 2000® 1.5x STRATEGY FUND RUSSELL 2000® FUND
INVERSE RUSSELL 2000® STRATEGY FUND S&P 500® PURE GROWTH FUND
S&P 500® PURE VALUE FUND
S&P MIDCAP 400® PURE GROWTH FUND S&P MIDCAP 400® PURE VALUE FUND
S&P SMALLCAP 600® PURE GROWTH FUND S&P SMALLCAP 600® PURE VALUE FUND

INTERNATIONAL EQUITY FUNDS
EUROPE 1.25x STRATEGY FUND
JAPAN 2x STRATEGY FUND

SPECIALTY FUNDS
STRENGTHENING DOLLAR 2x STRATEGY FUND
WEAKENING DOLLAR 2x STRATEGY FUND
REAL ESTATE FUND

FIXED INCOME FUNDS
GOVERNMENT LONG BOND 1.2x STRATEGY FUND
INVERSE GOVERNMENT LONG BOND STRATEGY FUND
HIGH YIELD STRATEGY FUND INVERSE HIGH YIELD STRATEGY FUND

MONEY MARKET FUND
U.S. GOVERNMENT MONEY MARKET FUND

RBENF-ANN-0313x0314

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 1

March 28, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 26 of our Rydex Funds.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

This report covers performance of the following Funds for the one-year period ended March 28, 2013:

DOMESTIC EQUITY FUNDS
– Nova Fund
– S&P 500® Fund
– Inverse S&P 500® Strategy Fund
– NASDAQ-100® Fund
– Inverse NASDAQ-100® Strategy Fund
– Mid-Cap 1.5x Strategy Fund
– Inverse Mid-Cap Strategy Fund
– Russell 2000® 1.5x Strategy Fund
– Russell 2000® Fund
– Inverse Russell 2000® Strategy Fund
– S&P 500® Pure Growth Fund
– S&P 500® Pure Value Fund
– S&P MidCap 400® Pure Growth Fund
– S&P MidCap 400® Pure Value Fund
– S&P SmallCap 600® Pure Growth Fund
– S&P SmallCap 600® Pure Value Fund

INTERNATIONAL EQUITY FUNDS
– Europe 1.25x Strategy Fund
– Japan 2x Strategy Fund

SPECIALTY FUNDS
– Strengthening Dollar 2x Strategy Fund
– Weakening Dollar 2x Strategy Fund
– Real Estate Fund

FIXED INCOME FUNDS
– Government Long Bond 1.2x Strategy Fund
– Inverse Government Long Bond Strategy Fund
– High Yield Strategy Fund
– Inverse High Yield Strategy Fund

MONEY MARKET FUND
– U.S. Government Money Market Fund

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 28, 2013

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2013

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

March 28, 2013

The Fixed Income Funds may not be suitable for all investors. • The Funds’ market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. • You may have a gain or loss when you sell your shares. • It is important to note that the Fund is not guaranteed by the U.S. government. • Certain Funds may have exposure to high yield securities, municipal securities, foreign securities, derivative instruments, real estate, commodity markets and other fixed income securities. • Exposure to high yield securities may subject a Fund to greater volatility. • Investments in municipal securities can be affected by events that affect the municipal bond market. • Investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). • Investments in derivative instruments, may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. • Investments in real estate securities subject a Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. • Please see each Fund’s prospectus for more information on these and other risks.

Pure Style Funds may not be suitable for all investors. • The Funds are subject to the risk that large, medium and small-capitalization stocks may under-perform other segments of the equity market or the equity market as a whole • Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. • The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. • Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. • The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. • These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. • Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. Read the Funds’ prospectus carefully before investing.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will appreciate in value relative to the U.S. dollar. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. See the prospectus for more details.

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. • The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. • The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. • The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. • Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. See the prospectus for more details.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund.

The U.S. Government Money Market Fund may not be suitable for all investors. • An investment in the U.S. Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	March 28, 2013

Recent economic results have been solid, powered by the monetary accommodation from central banks around the world. The U.S. Federal Reserve has signaled that it is likely to continue with its asset purchase program throughout 2013 in an effort to combat long-term structural unemployment. This, coupled with rebound in the housing market, has provided a tailwind for the economy. The run-up in U.S. equity prices, with some major indices testing or exceeding their all-time highs, has also contributed to heightened expectations about the economy and markets. In the fixed income domain, abundant liquidity and the continuation of open-ended quantitative easing have produced a benign credit environment with low default rates.

Following Congress’ New Year’s reprieve on the Fiscal Cliff, markets turned their attention to the impact of sequestration, as well as ongoing tax and spending debates. Despite some uncertainty created by recent political partisanship in Washington, the U.S. economy seems to be on firm footing. Construction spending has been rising, state and local employment has been contributing to GDP and employment growth has been fairly strong. Investors have benefited from the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation and sustained economic growth. Moreover, the U.S. economic expansion has withstood recent less-than-favorable Chinese economic data and Europe’s continued growth problems and banking crises in certain periphery countries.

For the one-year period ended March 28, 2013, the Standard & Poor’s 500 (“S&P 500”)Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 13.96%. Foreign developed markets performed in a comparable manner: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 11.25%. Global growth concerns affected emerging markets. The return of the MSCI Emerging Markets Index* was 1.96%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 3.77% return for the period, while the Barclays U.S. High Yield Index* returned 13.13%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the one-year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 5

ECONOMIC AND MARKET OVERVIEW (concluded)	March 28, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Barclays Long Treasury Bond Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and non convertible. The Long U.S. Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Europe STOXX 50® Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

Russell 2000® Index measures the performance of the small-cap value segment of the U.S. equity universe.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

The USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR), 57.6% + Japanese Yen (JPY), 13.6% + Pound Sterling (GBP), 11.9% + Canadian Dollar (CAD), 9.1% + Swedish Krona (SEK), 4.2% + Swiss Franc (CHF) 3.6%.

6 | THE RYDEX FUNDS ANNUAL REPORT

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices.

To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%– in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2012 and ending March 28, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 28, 2013	Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.28%	14.58%	$1,000.00	$1,145.80	$6.73
Advisor Class	1.78%	14.15%	1,000.00	1,141.50	9.35
A-Class	1.53%	14.41%	1,000.00	1,144.10	8.04
C-Class	2.28%	13.98%	1,000.00	1,139.80	11.96
S&P 500® Fund
A-Class	1.52%	9.29%	1,000.00	1,092.90	7.80
C-Class	2.31%	8.83%	1,000.00	1,088.30	11.83
H-Class	1.52%	9.25%	1,000.00	1,092.50	7.80
Inverse S&P 500® Strategy Fund
Investor Class	1.43%	(10.36%)	1,000.00	896.40	6.65
Advisor Class	1.93%	(10.56%)	1,000.00	894.40	8.97
A-Class	1.68%	(10.46%)	1,000.00	895.40	7.81
C-Class	2.43%	(10.82%)	1,000.00	891.80	11.27
NASDAQ-100® Fund
Investor Class	1.29%	0.77%	1,000.00	1,007.70	6.35
Advisor Class	1.79%	0.53%	1,000.00	1,005.30	8.80
A-Class	1.54%	0.64%	1,000.00	1,006.40	7.58
C-Class	2.29%	0.25%	1,000.00	1,002.50	11.24
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.46%	(2.55%)	1,000.00	974.50	7.07
Advisor Class	1.96%	(3.01%)	1,000.00	969.90	9.47
A-Class	1.71%	(2.96%)	1,000.00	970.40	8.26
C-Class	2.46%	(3.40%)	1,000.00	966.00	11.86
Mid-Cap 1.5x Strategy Fund
A-Class	1.68%	25.86%	1,000.00	1,258.60	9.30
C-Class	2.43%	25.41%	1,000.00	1,254.10	13.43
H-Class	1.68%	25.89%	1,000.00	1,258.90	9.31
Inverse Mid-Cap Strategy Fund
A-Class	1.68%	(16.26%)	1,000.00	837.40	7.57
C-Class	2.42%	(16.59%)	1,000.00	834.10	10.88
H-Class	1.68%	(16.28%)	1,000.00	837.20	7.57
Russell 2000® 1.5x Strategy Fund
A-Class	1.72%	20.69%	1,000.00	1,206.90	9.31
C-Class	2.47%	20.23%	1,000.00	1,202.30	13.34
H-Class	1.72%	20.66%	1,000.00	1,206.60	9.31
Russell 2000® Fund
A-Class	1.60%	13.43%	1,000.00	1,134.30	8.37
C-Class	2.40%	13.07%	1,000.00	1,130.70	12.54
H-Class	1.56%	13.48%	1,000.00	1,134.80	8.17
Inverse Russell 2000® Strategy Fund
A-Class	1.72%	(14.03%)	1,000.00	859.70	7.84
C-Class	2.47%	(14.40%)	1,000.00	856.00	11.24
H-Class	1.72%	(14.06%)	1,000.00	859.40	7.84
S&P 500® Pure Growth Fund
A-Class	1.53%	13.00%	1,000.00	1,130.00	7.99
C-Class	2.28%	12.57%	1,000.00	1,125.70	11.88
H-Class	1.53%	13.01%	1,000.00	1,130.10	7.99

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 28, 2013	Period[2]
S&P 500® Pure Value Fund
A-Class	1.53%	21.73%	$1,000.00	$1,217.30	$8.32
C-Class	2.28%	21.29%	1,000.00	1,212.90	12.37
H-Class	1.53%	21.73%	1,000.00	1,217.30	8.32
S&P MidCap 400® Pure Growth Fund
A-Class	1.53%	13.35%	1,000.00	1,133.50	8.00
C-Class	2.27%	12.95%	1,000.00	1,129.50	11.85
H-Class	1.52%	13.36%	1,000.00	1,133.60	7.95
S&P MidCap 400® Pure Value Fund
A-Class	1.53%	21.65%	1,000.00	1,216.50	8.32
C-Class	2.28%	21.19%	1,000.00	1,211.90	12.37
H-Class	1.53%	21.67%	1,000.00	1,216.70	8.32
S&P SmallCap 600® Pure Growth Fund
A-Class	1.53%	9.36%	1,000.00	1,093.60	7.85
C-Class	2.28%	8.97%	1,000.00	1,089.70	11.68
H-Class	1.53%	9.33%	1,000.00	1,093.30	7.85
S&P SmallCap 600® Pure Value Fund
A-Class	1.53%	14.19%	1,000.00	1,141.90	8.04
C-Class	2.28%	13.78%	1,000.00	1,137.80	11.95
H-Class	1.53%	14.19%	1,000.00	1,141.90	8.04
Europe 1.25x Strategy Fund
A-Class	1.68%	10.72%	1,000.00	1,107.20	8.68
C-Class	2.43%	10.37%	1,000.00	1,103.70	12.53
H-Class	1.69%	10.77%	1,000.00	1,107.70	8.73
Japan 2x Strategy Fund
A-Class	1.52%	32.85%	1,000.00	1,328.50	8.68
C-Class	2.27%	32.49%	1,000.00	1,324.90	12.94
H-Class	1.52%	32.93%	1,000.00	1,329.30	8.68
Strengthening Dollar 2x Strategy Fund
A-Class	1.72%	6.11%	1,000.00	1,061.10	8.69
C-Class	2.47%	5.77%	1,000.00	1,057.70	12.46
H-Class	1.72%	6.13%	1,000.00	1,061.30	8.69
Weakening Dollar 2x Strategy Fund
A-Class	1.72%	(8.08%)	1,000.00	919.20	8.09
C-Class	2.47%	(8.46%)	1,000.00	915.40	11.60
H-Class	1.72%	(8.09%)	1,000.00	919.10	8.09
Real Estate Fund
A-Class	1.62%	10.65%	1,000.00	1,106.50	8.37
C-Class	2.36%	10.25%	1,000.00	1,102.50	12.17
H-Class	1.62%	10.60%	1,000.00	1,106.00	8.37
Government Long Bond 1.2x Strategy Fund
Investor Class	0.97%	(4.91%)	1,000.00	950.90	4.64
Advisor Class	1.47%	(5.03%)	1,000.00	949.70	7.03
A-Class	1.22%	(4.84%)	1,000.00	951.60	5.84
C-Class	1.97%	(5.22%)	1,000.00	947.80	9.41
Inverse Government Long Bond Strategy Fund
Investor Class	2.91%	4.39%	1,000.00	1,043.90	14.58
Advisor Class	3.28%	3.99%	1,000.00	1,039.90	16.41
A-Class	3.28%	4.14%	1,000.00	1,041.40	16.42
C-Class	4.03%	3.73%	1,000.00	1,037.30	20.13

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 28, 2013	Period[2]
High Yield Strategy Fund
A-Class	1.51%	6.15%	$1,000.00	$1,061.50	$7.63
C-Class	2.26%	5.76%	1,000.00	1,057.60	11.40
H-Class	1.51%	6.16%	1,000.00	1,061.60	7.63
Inverse High Yield Strategy Fund
A-Class	1.51%	(7.41%)	1,000.00	925.90	7.13
C-Class	2.27%	(7.86%)	1,000.00	921.40	10.69
H-Class	1.52%	(7.43%)	1,000.00	925.70	7.18
U.S. Government Money Market Fund
Money Market Class	0.17%	0.00%	1,000.00	1,000.00	0.83

THE RYDEX FUNDS ANNUAL REPORT | 11

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 31, 2013	Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
Nova Fund
Investor Class	1.28%	5.00%	$1,000.00	$1,018.55	$6.44
Advisor Class	1.78%	5.00%	1,000.00	1,016.06	8.95
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
S&P 500® Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.31%	5.00%	1,000.00	1,013.41	11.60
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
Inverse S&P 500® Strategy Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.80	7.19
Advisor Class	1.93%	5.00%	1,000.00	1,015.31	9.70
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
NASDAQ-100® Fund
Investor Class	1.29%	5.00%	1,000.00	1,018.50	6.49
Advisor Class	1.79%	5.00%	1,000.00	1,016.01	9.00
A-Class	1.54%	5.00%	1,000.00	1,017.25	7.75
C-Class	2.29%	5.00%	1,000.00	1,013.51	11.50
Inverse NASDAQ-100®Strategy Fund
Investor Class	1.46%	5.00%	1,000.00	1,017.65	7.34
Advisor Class	1.96%	5.00%	1,000.00	1,015.16	9.85
A-Class	1.71%	5.00%	1,000.00	1,016.40	8.60
C-Class	2.46%	5.00%	1,000.00	1,012.67	12.34
Mid-Cap 1.5x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Inverse Mid-Cap Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.42%	5.00%	1,000.00	1,012.86	12.14
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Russell 2000® 1.5x Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Russell 2000® Fund
A-Class	1.60%	5.00%	1,000.00	1,016.95	8.05
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.56%	5.00%	1,000.00	1,017.15	7.85
Inverse Russell 2000® Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
S&P 500® Pure Growth Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70

12 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 31, 2013	Period[4]
S&P 500® Pure Value Fund
A-Class	1.53%	5.00%	$1,000.00	$1,017.30	$7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P MidCap 400® Pure Growth Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
S&P MidCap 400® Pure Value Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P SmallCap 600® Pure Growth Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
S&P SmallCap 600® Pure Value Fund
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
H-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
Europe 1.25x Strategy Fund
A-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
Japan 2x Strategy Fund
A-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
Strengthening Dollar 2x Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Weakening Dollar 2x Strategy Fund
A-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
C-Class	2.47%	5.00%	1,000.00	1,012.62	12.39
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Real Estate Fund
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
Government Long Bond 1.2x Strategy Fund
Investor Class	0.97%	5.00%	1,000.00	1,020.09	4.89
Advisor Class	1.47%	5.00%	1,000.00	1,017.60	7.39
A-Class	1.22%	5.00%	1,000.00	1,018.85	6.14
C-Class	1.97%	5.00%	1,000.00	1,015.11	9.90
Inverse Government Long Bond Strategy Fund
Investor Class	2.91%	5.00%	1,000.00	1,010.42	14.59
Advisor Class	3.28%	5.00%	1,000.00	1,008.58	16.43
A-Class	3.28%	5.00%	1,000.00	1,008.58	16.43
C-Class	4.03%	5.00%	1,000.00	1,004.84	20.14

THE RYDEX FUNDS ANNUAL REPORT | 13

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 31, 2013	Period[4]
High Yield Strategy Fund
A-Class	1.51%	5.00%	$1,000.00	$1,017.40	$7.59
C-Class	2.26%	5.00%	1,000.00	1,013.66	11.35
H-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
Inverse High Yield Strategy Fund
A-Class	1.51%	5.00%	1,000.00	1,017.40	7.59
C-Class	2.27%	5.00%	1,000.00	1,013.61	11.40
H-Class	1.52%	5.00%	1,000.00	1,017.35	7.64
U.S. Government Money Market Fund
Money Market Class	0.17%	5.00%	1,000.00	1,024.08	0.86

[1]	This ratio represents annualized Net Expenses, which include interest expense related to securities sold short. Excluding short interest expense, the operating expense ratio of the Inverse Government Long Bond Strategy Fund would be 1.49%, 1.37%, 1.61%, and 1.61% for the Investor Class, Advisor Class, A-Class and C-Class, respectively.

[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2012 to March 28, 2013.

[4]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[5]	Hypothetical return for the period September 30, 2012 to March 31, 2013.

14	| THE RYDEX FUNDS ANNUAL REPORT

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THE RYDEX FUNDS ANNUAL REPORT | 15

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index. Nova Fund Investor Class returned 19.62%, while the S&P 500 Index gained 13.96% over the same period.

Sectors contributing most to performance of the underlying index were Health Care and Financials. The sector contributing least was Materials. Information Technology was the only sector that detracted from performance of the underlying index.

Johnson & Johnson, Pfizer, Inc. and AT&T, Inc. were the holdings contributing the most to performance of the underlying index for the period. Apple, Inc., Microsoft Corp. and Intel Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 12, 1993
Advisor Class	October 15, 1998
A-Class	March 31, 2004
C-Class	March 14, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.0%
Exxon Mobil Corp.	1.9%
General Electric Co.	1.2%
Chevron Corp.	1.1%
Johnson & Johnson	1.1%
International Business Machines Corp.	1.1%
Microsoft Corp.	1.0%
Google, Inc. — Class A	1.0%
Procter & Gamble Co.	1.0%
Pfizer, Inc.	1.0%
Top Ten Total	12.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

16 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	19.62%	4.53%	8.93%
Advisor Class Shares	18.93%	3.99%	8.37%
C-Class Shares	18.39%	3.49%	7.85%
C-Class Shares with CDSC‡	17.39%	3.49%	7.85%
S&P 500 Index	13.96%	5.81%	8.53%

			Since
			Inception
			(03/31/04)
A-Class Shares	19.28%	4.26%	4.45%
A-Class Shares with sales charge†	13.59%	3.25%	3.89%
S&P 500 Index	13.96%	5.81%	5.92%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS	March 28, 2013
NOVA FUND

	Shares	Value
COMMON STOCKS† - 67.2%

Information Technology - 12.1%
Apple, Inc.	3,384	$1,497,860
International Business Machines Corp.	3,770	804,141
Microsoft Corp.	27,126	776,075
Google, Inc. — Class A*	961	763,063
Oracle Corp.	13,287	429,702
QUALCOMM, Inc.	6,186	414,153
Cisco Systems, Inc.	19,188	401,221
Intel Corp.	17,797	388,864
Visa, Inc. — Class A	1,856	315,223
eBay, Inc.*	4,201	227,778
Mastercard, Inc. — Class A	378	204,547
EMC Corp.*	7,572	180,895
Accenture plc — Class A	2,317	176,023
Hewlett-Packard Co.	7,026	167,500
Texas Instruments, Inc.	3,975	141,033
Automatic Data Processing, Inc.	1,750	113,785
Salesforce.com, Inc.*	488	87,269
Cognizant Technology Solutions
Corp. — Class A*	1,086	83,198
Yahoo!, Inc.*	3,487	82,049
Adobe Systems, Inc.*	1,796	78,144
Dell, Inc.	5,258	75,347
Corning, Inc.	5,298	70,623
Intuit, Inc.	1,003	65,847
Broadcom Corp. — Class A	1,887	65,422
Motorola Solutions, Inc.	993	63,582
TE Connectivity Ltd.	1,512	63,398
Symantec Corp.*	2,480	61,206
Applied Materials, Inc.	4,321	58,247
Analog Devices, Inc.	1,102	51,232
Citrix Systems, Inc.*	667	48,131
SanDisk Corp.*	870	47,850
NetApp, Inc.*	1,300	44,408
Amphenol Corp. — Class A	576	42,998
Seagate Technology plc	1,149	42,007
Fiserv, Inc.*	478	41,983
Fidelity National Information
Services, Inc.	1,055	41,799
Altera Corp.	1,150	40,791
Paychex, Inc.	1,163	40,786
Western Digital Corp.	778	39,118
Xerox Corp.	4,404	37,874
Micron Technology, Inc.*	3,681	36,736
Xilinx, Inc.	946	36,109
Red Hat, Inc.*	695	35,139
Teradata Corp.*	597	34,930
Juniper Networks, Inc.*	1,860	34,484
Autodesk, Inc.*	809	33,363
Linear Technology Corp.	834	32,001
KLA-Tencor Corp.	596	31,433
Western Union Co.	2,047	30,787
CA, Inc.	1,198	30,154
NVIDIA Corp.	2,251	28,858
Computer Sciences Corp.	552	27,175
VeriSign, Inc.*	549	25,957
Microchip Technology, Inc.	700	25,732
F5 Networks, Inc.*	282	25,121
Lam Research Corp.*	584	24,213
Akamai Technologies, Inc.*	637	22,480
BMC Software, Inc.*	473	21,914
Electronic Arts, Inc.*	1,080	19,116
Harris Corp.	404	18,721
Molex, Inc.	494	14,464
Total System Services, Inc.	582	14,422
SAIC, Inc.	1,019	13,807
FLIR Systems, Inc.	522	13,577
LSI Corp.*	1,978	13,411
Jabil Circuit, Inc.	662	12,234
JDS Uniphase Corp.*	847	11,324
Teradyne, Inc.*	686	11,127
First Solar, Inc.*	215	5,796
Advanced Micro Devices, Inc.*,1	2,189	5,582
Total Information Technology		9,065,339
Financials - 10.7%
Berkshire Hathaway, Inc. — Class B*	6,561	683,657
JPMorgan Chase & Co.	13,777	653,857
Wells Fargo & Co.	17,635	652,319
Citigroup, Inc.	10,931	483,587
Bank of America Corp.	38,936	474,240
American Express Co.	3,458	233,276
Goldman Sachs Group, Inc.	1,574	231,614
U.S. Bancorp	6,705	227,501
American International Group, Inc.*	5,308	206,056
Simon Property Group, Inc.	1,127	178,698
MetLife, Inc.	3,934	149,570
PNC Financial Services Group, Inc.	1,905	126,683
Bank of New York Mellon Corp.	4,187	117,193
BlackRock, Inc. — Class A	451	115,853
Capital One Financial Corp.	2,099	115,340
Travelers Companies, Inc.	1,360	114,498
American Tower Corp. — Class A	1,422	109,380
Morgan Stanley	4,940	108,581
ACE Ltd.	1,217	108,276
Prudential Financial, Inc.	1,673	98,690
State Street Corp.	1,644	97,144
Aflac, Inc.	1,683	87,550
Allstate Corp.	1,718	84,302
Chubb Corp.	939	82,191
HCP, Inc.	1,627	81,122
Discover Financial Services	1,783	79,950
Public Storage	524	79,816
BB&T Corp.	2,517	79,009
Ventas, Inc.	1,050	76,860
Marsh & McLennan Companies, Inc.	1,974	74,952
Franklin Resources, Inc.	494	74,500
Charles Schwab Corp.	3,954	69,946
T. Rowe Price Group, Inc.	932	69,779
Aon plc	1,121	68,942
CME Group, Inc. — Class A	1,109	68,082
Prologis, Inc.	1,669	66,727
Health Care REIT, Inc.	941	63,903

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
NOVA fund

	Shares	Value

Equity Residential	1,153	$63,484
Weyerhaeuser Co.	1,965	61,662
SunTrust Banks, Inc.	1,940	55,891
Boston Properties, Inc.	547	55,280
Ameriprise Financial, Inc.	732	53,912
McGraw-Hill Companies, Inc.	1,013	52,757
AvalonBay Communities, Inc.	409	51,808
Fifth Third Bancorp	3,149	51,360
Vornado Realty Trust	610	51,020
Progressive Corp.	1,999	50,515
Loews Corp.	1,114	49,094
Invesco Ltd.	1,587	45,960
M&T Bank Corp.	445	45,906
Host Hotels & Resorts, Inc.	2,613	45,701
Northern Trust Corp.	779	42,502
IntercontinentalExchange, Inc.*	258	42,072
Regions Financial Corp.	5,090	41,687
Hartford Financial Services Group, Inc.	1,576	40,661
Moody’s Corp.	697	37,164
NYSE Euronext	874	33,771
Principal Financial Group, Inc.	992	33,758
SLM Corp.	1,631	33,403
KeyCorp	3,324	33,107
Kimco Realty Corp.	1,471	32,950
XL Group plc — Class A	1,061	32,148
Lincoln National Corp.	977	31,860
Plum Creek Timber Company, Inc.	584	30,485
Leucadia National Corp.	1,052	28,856
CBRE Group, Inc. — Class A*	1,096	27,674
Unum Group	971	27,431
Cincinnati Financial Corp.	533	25,152
Comerica, Inc.	675	24,266
Huntington Bancshares, Inc.	3,030	22,392
Torchmark Corp.	336	20,093
Genworth Financial, Inc. — Class A*	1,770	17,700
Zions Bancorporation	662	16,543
People’s United Financial, Inc.	1,219	16,384
Apartment Investment & Management Co. — Class A	530	16,250
Hudson City Bancorp, Inc.	1,707	14,748
NASDAQ OMX Group, Inc.	420	13,566
Legg Mason, Inc.	413	13,278
Assurant, Inc.	280	12,603
E*TRADE Financial Corp.*	929	9,950
First Horizon National Corp.	876	9,356
Total Financials		8,009,804
Health Care - 8.4%
Johnson & Johnson	10,057	819,947
Pfizer, Inc.	25,868	746,550
Merck & Company, Inc.	10,875	481,001
Amgen, Inc.	2,693	276,059
Gilead Sciences, Inc.*	5,482	268,234
Bristol-Myers Squibb Co.	5,892	242,691
AbbVie, Inc.	5,687	231,916
UnitedHealth Group, Inc.	3,686	210,875
Eli Lilly & Co.	3,592	203,990
Abbott Laboratories	5,652	199,629

Celgene Corp.*	1,507	174,676
Medtronic, Inc.	3,641	170,980
Express Scripts Holding Co.*	2,943	169,664
Biogen Idec, Inc.*	847	163,395
Baxter International, Inc.	1,964	142,665
Allergan, Inc.	1,110	123,909
Covidien plc	1,695	114,989
Thermo Fisher Scientific, Inc.	1,287	98,443
McKesson Corp.	838	90,470
WellPoint, Inc.	1,090	72,191
Intuitive Surgical, Inc.*	146	71,714
Stryker Corp.	1,043	68,045
Becton Dickinson and Co.	698	66,736
Alexion Pharmaceuticals, Inc.*	705	64,959
Cigna Corp.	1,031	64,303
Aetna, Inc.	1,180	60,322
Agilent Technologies, Inc.	1,247	52,337
Cardinal Health, Inc.	1,226	51,026
Cerner Corp.*	532	50,407
Zimmer Holdings, Inc.	609	45,809
Actavis, Inc.*	465	42,831
AmerisourceBergen Corp. — Class A	828	42,601
Mylan, Inc.*	1,423	41,182
St. Jude Medical, Inc.	1,015	41,047
Life Technologies Corp.*	619	40,006
Humana, Inc.	569	39,324
Boston Scientific Corp.*	4,884	38,144
Perrigo Co.	317	37,637
DaVita HealthCare Partners, Inc.*	308	36,526
Edwards Lifesciences Corp.*	411	33,768
Forest Laboratories, Inc.*	845	32,144
Quest Diagnostics, Inc.	569	32,120
Laboratory Corporation of America Holdings*	331	29,856
Waters Corp.*	309	29,018
Varian Medical Systems, Inc.*	393	28,296
CareFusion Corp.*	802	28,062
CR Bard, Inc.	274	27,614
Coventry Health Care, Inc.	484	22,763
DENTSPLY International, Inc.	515	21,846
Hospira, Inc.*	595	19,534
Tenet Healthcare Corp.*	375	17,843
PerkinElmer, Inc.	409	13,759
Patterson Companies, Inc.	298	11,336
Total Health Care		6,305,189
Consumer Discretionary - 7.8%
Comcast Corp. — Class A	9,498	399,010
Home Depot, Inc.	5,382	375,556
Walt Disney Co.	6,493	368,802
McDonald’s Corp.	3,606	359,482
Amazon.com, Inc.*	1,311	349,368
News Corp. — Class A	7,195	219,591
Time Warner, Inc.	3,364	193,834
Ford Motor Co.	14,112	185,573
Target Corp.	2,344	160,447
NIKE, Inc. — Class B	2,611	154,075
Starbucks Corp.	2,692	153,336

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
NOVA fund

	Shares	Value

Lowe’s Companies, Inc.	3,994	$151,452
TJX Companies, Inc.	2,623	122,624
Priceline.com, Inc.*	176	121,076
DIRECTV*	2,066	116,956
Yum! Brands, Inc.	1,621	116,615
Time Warner Cable, Inc.	1,063	102,112
Viacom, Inc. — Class B	1,639	100,913
CBS Corp. — Class B	2,105	98,283
Johnson Controls, Inc.	2,462	86,343
Discovery Communications, Inc. — Class A*	880	69,291
Macy’s, Inc.	1,427	59,706
Omnicom Group, Inc.	941	55,425
Dollar General Corp.*	1,088	55,031
Carnival Corp.	1,597	54,777
Mattel, Inc.	1,240	54,300
VF Corp.	322	54,015
Bed Bath & Beyond, Inc.*	814	52,438
AutoZone, Inc.*	131	51,976
Coach, Inc.	1,009	50,440
Ross Stores, Inc.	798	48,375
Delphi Automotive plc	1,055	46,842
Starwood Hotels & Resorts Worldwide, Inc.	697	44,420
Genuine Parts Co.	557	43,446
Harley-Davidson, Inc.	812	43,280
O’Reilly Automotive, Inc.*	401	41,123
Dollar Tree, Inc.*	818	39,616
L Brands, Inc.	860	38,408
Netflix, Inc.*	201	38,071
The Gap, Inc.	1,075	38,055
Chipotle Mexican Grill, Inc. — Class A*	114	37,149
Marriott International, Inc. — Class A	877	37,036
Ralph Lauren Corp. — Class A	215	36,402
Wynn Resorts Ltd.	283	35,420
Kohl’s Corp.	766	35,336
CarMax, Inc.*	818	34,111
Whirlpool Corp.	284	33,643
Staples, Inc.	2,423	32,541
BorgWarner, Inc.*	416	32,173
Wyndham Worldwide Corp.	492	31,724
PVH Corp.	280	29,907
Tiffany & Co.	429	29,833
Nordstrom, Inc.	539	29,769
H&R Block, Inc.	981	28,861
Newell Rubbermaid, Inc.	1,031	26,909
PulteGroup, Inc.*	1,221	24,713
Lennar Corp. — Class A	594	24,639
DR Horton, Inc.	1,002	24,349
Darden Restaurants, Inc.	461	23,824
PetSmart, Inc.	383	23,784
Best Buy Company, Inc.	957	21,197
TripAdvisor, Inc.*	398	20,903
Family Dollar Stores, Inc.	345	20,372
Expedia, Inc.	335	20,103
Scripps Networks Interactive, Inc. — Class A	310	19,945
Interpublic Group of Companies, Inc.	1,489	19,402
Fossil, Inc.*	192	18,547
Hasbro, Inc.[1]	412	18,103
Gannett Company, Inc.	824	18,021
Leggett & Platt, Inc.	515	17,397
International Game Technology	951	15,692
Urban Outfitters, Inc.*	390	15,109
Garmin Ltd.	398	13,150
Abercrombie & Fitch Co. — Class A	283	13,075
GameStop Corp. — Class A1	436	12,195
Cablevision Systems Corp. — Class A	777	11,624
Goodyear Tire & Rubber Co.*	882	11,122
Harman International Industries, Inc.	244	10,890
JC Penney Company, Inc.[1]	512	7,736
Apollo Group, Inc. — Class A*	363	6,313
Washington Post Co. — Class B	14	6,258
AutoNation, Inc.*	137	5,994
Total Consumer Discretionary		5,849,754
Consumer Staples - 7.4%
Procter & Gamble Co.	9,830	757,503
Coca-Cola Co.	13,791	557,709
Philip Morris International, Inc.	5,929	549,678
Wal-Mart Stores, Inc.	6,016	450,177
PepsiCo, Inc.	5,550	439,061
Altria Group, Inc.	7,232	248,708
CVS Caremark Corp.	4,430	243,606
Mondelez International, Inc. — Class A	6,404	196,026
Colgate-Palmolive Co.	1,582	186,723
Costco Wholesale Corp.	1,564	165,956
Walgreen Co.	3,099	147,760
Kimberly-Clark Corp.	1,395	136,682
General Mills, Inc.	2,325	114,646
Kraft Foods Group, Inc.	2,133	109,913
HJ Heinz Co.	1,154	83,400
Archer-Daniels-Midland Co.	2,366	79,805
Sysco Corp.	2,106	74,068
Kroger Co.	1,864	61,772
Kellogg Co.	899	57,923
Mead Johnson Nutrition Co. — Class A	729	56,461
Estee Lauder Companies, Inc. — Class A	868	55,578
Lorillard, Inc.	1,365	55,078
Whole Foods Market, Inc.	625	54,219
ConAgra Foods, Inc.	1,493	53,464
Reynolds American, Inc.	1,158	51,519
Hershey Co.	543	47,529
Clorox Co.	471	41,698
Brown-Forman Corp. — Class B	541	38,627
JM Smucker Co.	386	38,276
Beam, Inc.	577	36,663
McCormick & Company, Inc.	481	35,378
Coca-Cola Enterprises, Inc.	944	34,852
Dr Pepper Snapple Group, Inc.	733	34,414
Avon Products, Inc.	1,560	32,339
Campbell Soup Co.	645	29,257
Molson Coors Brewing Co. — Class B	562	27,499
Constellation Brands, Inc. — Class A*	551	26,250
Tyson Foods, Inc. — Class A	1,021	25,341
Monster Beverage Corp.*	518	24,729

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
NOVA fund

	Shares	Value

Safeway, Inc.	862	$22,714
Hormel Foods Corp.	487	20,123
Dean Foods Co.*	671	12,165
Total Consumer Staples		5,515,289
Energy - 7.3%
Exxon Mobil Corp.	16,122	1,452,752
Chevron Corp.	6,990	830,552
Schlumberger Ltd.	4,778	357,824
ConocoPhillips	4,397	264,260
Occidental Petroleum Corp.	2,898	227,116
Anadarko Petroleum Corp.	1,800	157,410
Phillips 66	2,233	156,242
Halliburton Co.	3,355	135,576
EOG Resources, Inc.	975	124,868
National Oilwell Varco, Inc.	1,540	108,955
Apache Corp.	1,412	108,950
Marathon Petroleum Corp.	1,193	106,893
Williams Companies, Inc.	2,449	91,740
Valero Energy Corp.	1,989	90,480
Kinder Morgan, Inc.	2,270	87,804
Marathon Oil Corp.	2,551	86,020
Devon Energy Corp.	1,362	76,844
Hess Corp.	1,069	76,551
Noble Energy, Inc.	650	75,179
Spectra Energy Corp.	2,403	73,892
Baker Hughes, Inc.	1,590	73,792
Pioneer Natural Resources Co.	472	58,646
Cameron International Corp.*	890	58,028
Cabot Oil & Gas Corp.	760	51,384
Ensco plc — Class A	839	50,340
Range Resources Corp.	582	47,165
Southwestern Energy Co.*	1,263	47,059
FMC Technologies, Inc.*	855	46,503
Murphy Oil Corp.	652	41,552
Chesapeake Energy Corp.	1,870	38,167
Equities Corp.	544	36,856
Noble Corp.	909	34,678
Tesoro Corp.	494	28,924
CONSOL Energy, Inc.	821	27,627
Denbury Resources, Inc.*	1,344	25,066
Helmerich & Payne, Inc.	384	23,309
QEP Resources, Inc.	646	20,569
Peabody Energy Corp.	966	20,431
Diamond Offshore Drilling, Inc.	249	17,320
Nabors Industries Ltd.	1,048	16,999
Rowan Companies plc — Class A*	446	15,771
WPX Energy, Inc.*	721	11,550
Newfield Exploration Co.*	484	10,851
Total Energy		5,492,495
Industrials - 6.8%
General Electric Co.	37,415	865,034
United Technologies Corp.	3,037	283,747
3M Co.	2,281	242,493
Union Pacific Corp.	1,690	240,673
United Parcel Service, Inc. — Class B	2,576	221,278
Honeywell International, Inc.	2,824	212,788
Boeing Co.	2,454	210,676
Caterpillar, Inc.	2,355	204,815
Emerson Electric Co.	2,596	145,038
Danaher Corp.	2,086	129,644
Deere & Co.	1,402	120,544
Eaton Corporation plc	1,695	103,819
FedEx Corp.	1,048	102,914
Precision Castparts Corp.	531	100,688
Lockheed Martin Corp.	961	92,756
Illinois Tool Works, Inc.	1,494	91,044
CSX Corp.	3,673	90,466
Norfolk Southern Corp.	1,130	87,100
General Dynamics Corp.	1,197	84,400
Cummins, Inc.	635	73,539
Raytheon Co.	1,171	68,843
PACCAR, Inc.	1,272	64,312
Waste Management, Inc.	1,573	61,678
Northrop Grumman Corp.	853	59,838
Ingersoll-Rand plc	992	54,570
Tyco International Ltd.	1,675	53,600
Fastenal Co.	976	50,117
Parker Hannifin Corp.	538	49,270
WW Grainger, Inc.	215	48,371
Stanley Black & Decker, Inc.	577	46,720
Dover Corp.	629	45,842
Roper Industries, Inc.	360	45,832
Rockwell Automation, Inc.	505	43,607
ADT Corp.	832	40,718
Pentair Ltd.	742	39,141
Fluor Corp.	585	38,802
Southwest Airlines Co.	2,620	35,318
Republic Services, Inc. — Class A	1,070	35,310
CH Robinson Worldwide, Inc.	585	34,784
Stericycle, Inc.*	307	32,597
Rockwell Collins, Inc.	491	30,992
Textron, Inc.	977	29,124
Flowserve Corp.	173	29,014
Pall Corp.	400	27,348
Expeditors International of Washington, Inc.	743	26,533
Jacobs Engineering Group, Inc.*	465	26,152
L-3 Communications Holdings, Inc.	323	26,137
Masco Corp.	1,288	26,082
Equifax, Inc.	438	25,224
Joy Global, Inc.	378	22,499
Iron Mountain, Inc.	605	21,968
Quanta Services, Inc.*	763	21,807
Robert Half International, Inc.	502	18,840
Xylem, Inc.	670	18,465
Snap-on, Inc.	210	17,367
Cintas Corp.	377	16,637
Avery Dennison Corp.	357	15,376
Dun & Bradstreet Corp.	147	12,297
Ryder System, Inc.	190	11,353
Pitney Bowes, Inc.[1]	724	10,759
Total Industrials		5,086,700

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
NOVA fund

	Shares	Value

Utilities - 2.4%
Duke Energy Corp.	2,537	$184,161
Southern Co.	3,127	146,719
Dominion Resources, Inc.	2,077	120,840
NextEra Energy, Inc.	1,523	118,307
Exelon Corp.	3,077	106,095
American Electric Power Company, Inc.	1,751	85,151
PG&E Corp.	1,576	70,179
PPL Corp.	2,096	65,626
Sempra Energy	812	64,911
Consolidated Edison, Inc.	1,054	64,326
FirstEnergy Corp.	1,507	63,595
Public Service Enterprise Group, Inc.	1,817	62,396
Edison International	1,175	59,126
Xcel Energy, Inc.	1,762	52,331
Northeast Utilities	1,129	49,066
DTE Energy Co.	621	42,439
Entergy Corp.	644	40,727
CenterPoint Energy, Inc.	1,537	36,827
Wisconsin Energy Corp.	824	35,341
ONEOK, Inc.	737	35,132
NiSource, Inc.	1,124	32,978
NRG Energy, Inc.	1,167	30,914
Ameren Corp.	878	30,748
AES Corp.	2,230	28,031
CMS Energy Corp.	956	26,711
SCANA Corp.	475	24,301
Pinnacle West Capital Corp.	392	22,693
AGL Resources, Inc.	426	17,871
Pepco Holdings, Inc.	833	17,826
Integrys Energy Group, Inc.	287	16,692
TECO Energy, Inc.	733	13,062
Total Utilities		1,765,122
Materials - 2.3%
Monsanto Co.	1,933	204,183
EI du Pont de Nemours & Co.	3,360	165,177
Dow Chemical Co.	4,330	137,867
Praxair, Inc.	1,066	118,902
Freeport-McMoRan Copper & Gold, Inc.	3,414	113,003
LyondellBasell Industries N.V. — Class A	1,369	86,644
Ecolab, Inc.	954	76,492
Newmont Mining Corp.	1,789	74,941
International Paper Co.	1,590	74,062
PPG Industries, Inc.	514	68,845
Air Products & Chemicals, Inc.	747	65,079
Mosaic Co.	995	59,312
Nucor Corp.	1,143	52,749
Sherwin-Williams Co.	305	51,511
CF Industries Holdings, Inc.	225	42,833
Eastman Chemical Co.	557	38,918
Sigma-Aldrich Corp.	433	33,635
Alcoa, Inc.	3,851	32,811
FMC Corp.	496	28,287
Ball Corp.	538	25,598
Airgas, Inc.	246	24,393
Vulcan Materials Co.	465	24,041
MeadWestvaco Corp.	634	23,014
International Flavors & Fragrances, Inc.	289	22,158
Sealed Air Corp.	700	16,877
Owens-Illinois, Inc.*	590	15,724
Bemis Company, Inc.	371	14,974
Allegheny Technologies, Inc.	392	12,430
Cliffs Natural Resources, Inc.	550	10,456
United States Steel Corp.[1]	516	10,062
Total Materials		1,724,978
Telecommunication Services - 2.0%
AT&T, Inc.	19,760	724,995
Verizon Communications, Inc.	10,289	505,704
CenturyLink, Inc.	2,257	79,288
Crown Castle International Corp.*	1,055	73,470
Sprint Nextel Corp.*	10,832	67,267
Windstream Corp.[1]	2,129	16,926
Frontier Communications Corp.[1]	3,592	14,296
MetroPCS Communications, Inc.*	1,152	12,557
Total Telecommunication Services		1,494,503
Total Common Stocks
(Cost $34,712,016)		50,309,173

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 30.1%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$9,579,165	9,579,165
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	7,858,815	7,858,815
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[3]	4,257,459	4,257,459
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	796,621	796,621
Total Repurchase Agreements
(Cost $22,492,060)		22,492,060
SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	23,384	23,384
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	18,396	18,396
Total Securities Lending Collateral
(Cost $41,780)		41,780
Total Investments - 97.4%
(Cost $57,245,856)		$72,843,013
Other Assets & Liabilities, net - 2.6%		1,977,967
Total Net Assets - 100.0%		$74,820,980

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
NOVA fund

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $702,563)	9	$8,562

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[5]
(Notional Value $38,501,259)	24,536	$154,332
Goldman Sachs International
April 2013 S&P 500 Index Swap,
Terminating 04/29/13[5]
(Notional Value $18,989,109)	12,101	66,405
Credit Suisse Capital, LLC
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[5]
(Notional Value $3,476,307)	2,215	14,122
(Total Notional Value $60,966,675)		$234,859

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[4]	Securities lending collateral — See Note 11.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

nova fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $40,988 of securities loaned
(cost $34,712,016)	$50,309,173
Repurchase agreements, at value
(cost $22,533,840)	22,533,840
Total investments
(cost $57,245,856)	72,843,013
Segregated cash with broker	2,601,500
Unrealized appreciation on swap agreements	234,859
Cash	9,466
Receivable for swap settlement	3,981
Receivables:
Dividends	62,845
Fund shares sold	39,197
Variation margin	2,003
Interest	307
Total assets	75,797,171
Liabilities:
Payable for:
Fund shares redeemed	800,596
Management fees	45,985
Upon return of securities loaned	41,780
Transfer agent and administrative fees	15,328
Distribution and service fees	12,605
Securities purchased	6,929
Portfolio accounting fees	6,131
Miscellaneous	46,837
Total liabilities	976,191
Net assets	$74,820,980
Net assets consist of:
Paid in capital	$93,494,696
Accumulated net investment loss	(10,845)
Accumulated net realized loss on investments	(34,503,449)
Net unrealized appreciation on investments	15,840,578
Net assets	$74,820,980
Investor Class:
Net assets	$52,785,310
Capital shares outstanding	1,647,082
Net asset value per share	$32.05
Advisor Class:
Net assets	$12,140,978
Capital shares outstanding	411,434
Net asset value per share	$29.51
A-Class:
Net assets	$1,189,425
Capital shares outstanding	39,343
Net asset value per share	$30.23
Maximum offering price per share
(Net asset value divided by 95.25%)	$31.74
C-Class:
Net assets	$8,705,267
Capital shares outstanding	309,650
Net asset value per share	$28.11

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $567)	$958,389
Interest	29,728
Income from securities lending, net	383
Total investment income	988,500

Expenses:
Management fees	515,228
Transfer agent and administrative fees	171,743
Distribution and service fees:
Advisor Class	52,405
A-Class	3,019
C-Class	83,515
Portfolio accounting fees	68,696
Custodian fees	10,562
Trustees’ fees*	6,683
Miscellaneous	92,231
Total expenses	1,004,082
Net investment loss	(15,582)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	9,849,504
Swap agreements	5,733,212
Futures contracts	(883,490)
Net realized gain	14,699,226
Net change in unrealized appreciation (depreciation) on:
Investments	(3,528,611)
Swap agreements	238,988
Futures contracts	(44,736)
Net change in unrealized appreciation (depreciation)	(3,334,359)
Net realized and unrealized gain	11,364,867
Net increase in net assets resulting from operations	$11,349,285

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

nova fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(15,582)	$72,406
Net realized gain on investments	14,699,226	6,937,460
Net change in unrealized appreciation (depreciation) on investments	(3,334,359)	(1,576,607)
Net increase in net assets resulting from operations	11,349,285	5,433,259

Distributions to shareholders from:
Net investment income
Investor Class	(57,812)	—
Advisor Class	(4,536)	—
A-Class	(1,140)	—
C-Class	(8,918)	—
Total distributions to shareholders	(72,406)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	318,487,378	237,071,389
Advisor Class	349,562,781	121,207,207
A-Class	553,775	3,329,240
C-Class	3,903,743	5,615,480
Distributions reinvested
Investor Class	56,051	—
Advisor Class	4,491	—
A-Class	985	—
C-Class	8,561	—
Cost of shares redeemed
Investor Class	(328,304,032)	(250,073,204)
Advisor Class	(350,291,346)	(118,799,399)
A-Class	(1,019,449)	(7,696,519)
C-Class	(5,430,052)	(7,800,732)
Net decrease from capital share transactions	(12,467,114)	(17,146,538)
Net decrease in net assets	(1,190,235)	(11,713,279)

Net assets:
Beginning of year	76,011,215	87,724,494
End of year	$74,820,980	$76,011,215
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(10,845)	$72,406

Capital share activity:
Shares sold
Investor Class	11,739,305	10,119,764
Advisor Class	14,143,960	5,689,047
A-Class	22,082	144,349
C-Class	165,288	268,080
Shares issued from reinvestment of distributions
Investor Class	2,049	—
Advisor Class	178	—
A-Class	38	—
C-Class	356	—
Shares redeemed
Investor Class	(12,129,842)	(10,732,141)
Advisor Class	(14,179,836)	(5,518,034)
A-Class	(40,802)	(336,896)
C-Class	(227,471)	(371,985)
Net decrease in shares	(504,695)	(737,816)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$26.82	$24.59	$20.28	$11.40	$26.13
Income (loss) from investment operations:
Net investment income[a]	.05	.08	.02	.06	.19
Net gain (loss) on investments (realized and unrealized)	5.21	2.15	4.31	8.97	(14.83)
Total from investment operations	5.26	2.23	4.33	9.03	(14.64)
Less distributions from:
Net investment income	(.03)	—	(.02)	(.15)	(.09)
Total distributions	(.03)	—	(.02)	(.15)	(.09)
Net asset value, end of period	$32.05	$26.82	$24.59	$20.28	$11.40

Total Return[b]	19.62%	9.07%	21.38%	79.36%	(56.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,785	$54,598	$65,102	$77,268	$32,603
Ratios to average net assets:
Net investment income	0.20%	0.36%	0.11%	0.33%	0.93%
Total expenses	1.26%	1.26%	1.29%	1.28%	1.29%
Portfolio turnover rate	137%	116%	53%	68%	143%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$24.85	$22.88	$18.97	$10.73	$24.72
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	(.04)	(.07)	(.01)	.08
Net gain (loss) on investments (realized and unrealized)	4.80	2.01	4.00	8.40	(13.98)
Total from investment operations	4.69	1.97	3.93	8.39	(13.90)
Less distributions from:
Net investment income	(.03)	—	(.02)	(.15)	(.09)
Total distributions	(.03)	—	(.02)	(.15)	(.09)
Net asset value, end of period	$29.51	$24.85	$22.88	$18.97	$10.73

Total Return[b]	18.93%	8.57%	20.75%	78.35%	(56.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,141	$11,112	$6,318	$11,746	$10,853
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.18%)	(0.37%)	(0.03%)	0.45%
Total expenses	1.75%	1.75%	1.79%	1.78%	1.79%
Portfolio turnover rate	137%	116%	53%	68%	143%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

nova fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$25.38	$23.32	$19.28	$10.88	$24.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	.01	(.02)	.03	.13
Net gain (loss) on investments (realized and unrealized)	4.89	2.05	4.08	8.52	(14.15)
Total from investment operations	4.88	2.06	4.06	8.55	(14.02)
Less distributions from:
Net investment income	(.03)	—	(.02)	(.15)	(.09)
Total distributions	(.03)	—	(.02)	(.15)	(.09)
Net asset value, end of period	$30.23	$25.38	$23.32	$19.28	$10.88

Total Return[b]	19.28%	8.79%	21.09%	78.74%	(56.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,189	$1,472	$5,843	$1,876	$3,612
Ratios to average net assets:
Net investment income (loss)	(0.04%)	0.06%	(0.11%)	0.18%	0.70%
Total expenses	1.50%	1.51%	1.54%	1.54%	1.54%
Portfolio turnover rate	137%	116%	53%	68%	143%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$23.77	$22.01	$18.33	$10.42	$24.14
Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.13)	(.16)	(.09)	(.01)
Net gain (loss) on investments (realized and unrealized)	4.56	1.89	3.86	8.15	(13.62)
Total from investment operations	4.37	1.76	3.70	8.06	(13.63)
Less distributions from:
Net investment income	(.03)	—	(.02)	(.15)	(.09)
Total distributions	(.03)	—	(.02)	(.15)	(.09)
Net asset value, end of period	$28.11	$23.77	$22.01	$18.33	$10.42

Total Return[b]	18.39%	8.00%	20.22%	77.51%	(56.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,705	$8,829	$10,461	$10,661	$9,314
Ratios to average net assets:
Net investment loss	(0.79%)	(0.62%)	(0.85%)	(0.61%)	(0.05%)
Total expenses	2.25%	2.26%	2.29%	2.28%	2.29%
Portfolio turnover rate	137%	116%	53%	68%	143%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

S&P 500® FUND

OBJECTIVE:  Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

The broad-market S&P 500 Index returned 13.96% for the one-year period ended March 28, 2013, while the S&P 500® Fund H-Class returned 12.16% for the same period. The Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

Sectors contributing most to performance of the underlying index were Health Care and Financials. The sector contributing least was Materials. Information Technology was the only sector that detracted from performance of the underlying index.

Johnson & Johnson, Pfizer, Inc. and AT&T, Inc. were the holdings contributing the most to performance of the underlying index for the period. Apple, Inc., Microsoft Corp. and Intel Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.2%
Exxon Mobil Corp.	2.2%
General Electric Co.	1.3%
Chevron Corp.	1.2%
Johnson & Johnson	1.2%
International Business Machines Corp.	1.2%
Microsoft Corp.	1.2%
Google, Inc. — Class A	1.1%
Procter & Gamble Co.	1.1%
Pfizer, Inc.	1.1%
Top Ten Total	13.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(05/31/06)
A-Class Shares	12.16%	4.21%	3.97%
A-Class Shares with sales charge†	6.82%	3.21%	3.23%
C-Class Shares	11.29%	3.38%	3.14%
C-Class Shares with CDSC‡	10.29%	3.38%	3.14%
H-Class Shares	12.16%	4.23%	3.97%
S&P 500 Index	13.96%	5.81%	5.38%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

† Fund returns are calculated using the maximum sales charge of 4.75%.

‡ Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 28, 2013
S&P 500® fund

	Shares	Value

COMMON STOCKS† - 75.0%

Information Technology - 13.5%
Apple, Inc.	14,486	$6,411,937
International Business Machines Corp.	16,163	3,447,568
Microsoft Corp.	116,308	3,327,573
Google, Inc. — Class A*	4,118	3,269,815
Oracle Corp.	56,973	1,842,507
QUALCOMM, Inc.	26,508	1,774,710
Cisco Systems, Inc.	82,266	1,720,182
Intel Corp.	76,309	1,667,351
Visa, Inc. — Class A	7,956	1,351,246
eBay, Inc.*	18,006	976,285
Mastercard, Inc. — Class A	1,629	881,501
EMC Corp.*	32,469	775,684
Accenture plc — Class A	9,937	754,913
Hewlett-Packard Co.	30,127	718,228
Texas Instruments, Inc.	17,045	604,756
Automatic Data Processing, Inc.	7,484	486,610
Salesforce.com, Inc.*	2,082	372,325
Cognizant Technology Solutions Corp. — Class A*	4,660	357,003
Yahoo!, Inc.*	14,952	351,821
Adobe Systems, Inc.*	7,694	334,766
Dell, Inc.	22,535	322,927
Corning, Inc.	22,717	302,817
Intuit, Inc.	4,297	282,098
Broadcom Corp. — Class A	8,080	280,134
Motorola Solutions, Inc.	4,258	272,640
TE Connectivity Ltd.	6,484	271,874
Symantec Corp.*	10,633	262,422
Applied Materials, Inc.	18,519	249,636
Analog Devices, Inc.	4,726	219,712
Citrix Systems, Inc.*	2,878	207,676
SanDisk Corp.*	3,735	205,425
NetApp, Inc.*	5,563	190,032
Amphenol Corp. — Class A	2,464	183,938
Fiserv, Inc.*	2,059	180,842
Seagate Technology plc	4,928	180,168
Fidelity National Information Services, Inc.	4,528	179,399
Altera Corp.	4,937	175,115
Paychex, Inc.	4,993	175,105
Western Digital Corp.	3,342	168,036
Xerox Corp.	18,882	162,385
Micron Technology, Inc.*	15,764	157,325
Xilinx, Inc.	4,033	153,940
Red Hat, Inc.*	2,979	150,618
Teradata Corp.*	2,558	149,669
Juniper Networks, Inc.*	7,958	147,541
Autodesk, Inc.*	3,463	142,814
Linear Technology Corp.	3,591	137,787
KLA-Tencor Corp.	2,563	135,173
Western Union Co.	8,775	131,976
CA, Inc.	5,135	129,248
NVIDIA Corp.	9,645	123,649
Computer Sciences Corp.	2,368	116,577
VeriSign, Inc.*	2,354	111,297
Microchip Technology, Inc.	3,012	110,721
F5 Networks, Inc.*	1,209	107,698
Lam Research Corp.*	2,505	103,857
Akamai Technologies, Inc.*	2,744	96,836
BMC Software, Inc.*	2,028	93,957
Electronic Arts, Inc.*	4,630	81,951
Harris Corp.	1,741	80,678
Molex, Inc.[1]	2,135	62,513
Total System Services, Inc.	2,482	61,504
SAIC, Inc.	4,374	59,268
FLIR Systems, Inc.	2,237	58,184
LSI Corp.*	8,482	57,508
Jabil Circuit, Inc.	2,838	52,446
JDS Uniphase Corp.*	3,629	48,520
Teradyne, Inc.*	2,932	47,557
First Solar, Inc.*	925	24,938
Advanced Micro Devices, Inc.*,1	9,360	23,868
Total Information Technology		38,858,780
Financials - 12.0%
Berkshire Hathaway, Inc. — Class B*	28,136	2,931,771
JPMorgan Chase & Co.	59,053	2,802,656
Wells Fargo & Co.	75,633	2,797,664
Citigroup, Inc.	46,887	2,074,282
Bank of America Corp.	166,941	2,033,341
American Express Co.	14,827	1,000,230
Goldman Sachs Group, Inc.	6,751	993,410
U.S. Bancorp	28,749	975,454
American International Group, Inc.*	22,777	884,203
Simon Property Group, Inc.	4,839	767,272
MetLife, Inc.	16,876	641,625
PNC Financial Services Group, Inc.	8,149	541,909
Bank of New York Mellon Corp.	17,951	502,448
BlackRock, Inc. — Class A	1,936	497,320
Capital One Financial Corp.	8,980	493,451
Travelers Companies, Inc.	5,831	490,912
American Tower Corp. — Class A	6,094	468,750
ACE Ltd.	5,234	465,669
Morgan Stanley	21,181	465,558
Prudential Financial, Inc.	7,172	423,076
State Street Corp.	7,049	416,525
Aflac, Inc.	7,215	375,324
Allstate Corp.	7,366	361,450
Chubb Corp.	4,026	352,396
HCP, Inc.	6,992	348,621
Discover Financial Services	7,643	342,712
Public Storage	2,230	339,674
BB&T Corp.	10,799	338,981
Ventas, Inc.	4,504	329,693
Marsh & McLennan Companies, Inc.	8,458	321,150
Franklin Resources, Inc.	2,128	320,924
Charles Schwab Corp.	16,954	299,916
T. Rowe Price Group, Inc.	3,995	299,106
Aon plc	4,807	295,631
CME Group, Inc. — Class A	4,740	290,988
Prologis, Inc.	7,140	285,457
Health Care REIT, Inc.	4,025	273,338
Equity Residential	4,942	272,107

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
S&P 500® fund

	Shares	Value

Weyerhaeuser Co.	8,417	$264,125
SunTrust Banks, Inc.	8,318	239,642
Boston Properties, Inc.	2,344	236,885
Ameriprise Financial, Inc.	3,139	231,187
McGraw-Hill Companies, Inc.	4,329	225,454
AvalonBay Communities, Inc.	1,755	222,306
Fifth Third Bancorp	13,504	220,250
Vornado Realty Trust	2,611	218,384
Progressive Corp.	8,572	216,614
Loews Corp.	4,776	210,478
Invesco Ltd.	6,803	197,015
Host Hotels & Resorts, Inc.	11,216	196,168
M&T Bank Corp.	1,889	194,869
IntercontinentalExchange, Inc.*	1,124	183,291
Northern Trust Corp.	3,356	183,103
Regions Financial Corp.	21,811	178,632
Hartford Financial Services Group, Inc.	6,736	173,789
Moody’s Corp.	2,991	159,480
NYSE Euronext	3,751	144,939
Principal Financial Group, Inc.	4,255	144,798
SLM Corp.	6,994	143,237
KeyCorp	14,254	141,970
Kimco Realty Corp.	6,295	141,008
XL Group plc — Class A	4,551	137,895
Lincoln National Corp.	4,188	136,571
Plum Creek Timber Company, Inc.	2,507	130,865
Leucadia National Corp.	4,530	124,258
CBRE Group, Inc. — Class A*	4,691	118,448
Unum Group	4,163	117,605
Cincinnati Financial Corp.	2,267	106,980
Comerica, Inc.	2,895	104,075
Huntington Bancshares, Inc.	12,991	96,003
Torchmark Corp.	1,445	86,411
Genworth Financial, Inc. — Class A*	7,599	75,990
Zions Bancorporation	2,839	70,947
People’s United Financial, Inc.	5,225	70,224
Apartment Investment & Management Co. — Class A	2,249	68,954
Hudson City Bancorp, Inc.	7,332	63,348
NASDAQ OMX Group, Inc.	1,818	58,721
Legg Mason, Inc.	1,771	56,938
Assurant, Inc.	1,214	54,642
E*TRADE Financial Corp.*	3,964	42,454
First Horizon National Corp.	3,755	40,103
Total Financials		34,344,050
Health Care - 9.4%
Johnson & Johnson	43,131	3,516,469
Pfizer, Inc.	110,915	3,201,006
Merck & Company, Inc.	46,630	2,062,445
Amgen, Inc.	11,547	1,183,682
Gilead Sciences, Inc.*	23,492	1,149,464
Bristol-Myers Squibb Co.	25,262	1,040,542
AbbVie, Inc.	24,384	994,380
UnitedHealth Group, Inc.	15,809	904,433
Eli Lilly & Co.	15,402	874,680
Abbott Laboratories	24,233	855,910
Celgene Corp.*	6,461	748,895
Medtronic, Inc.	15,606	732,857
Express Scripts Holding Co.*	12,624	727,774
Biogen Idec, Inc.*	3,650	704,122
Baxter International, Inc.	8,423	611,846
Allergan, Inc.	4,749	530,131
Covidien plc	7,283	494,079
Thermo Fisher Scientific, Inc.	5,518	422,072
McKesson Corp.	3,593	387,901
WellPoint, Inc.	4,695	310,950
Intuitive Surgical, Inc.*	620	304,538
Stryker Corp.	4,459	290,905
Becton Dickinson and Co.	2,992	286,065
Alexion Pharmaceuticals, Inc.*	3,009	277,249
Cigna Corp.	4,414	275,301
Aetna, Inc.	5,060	258,667
Agilent Technologies, Inc.	5,351	224,581
Cardinal Health, Inc.	5,263	219,046
Cerner Corp.*	2,257	213,851
Zimmer Holdings, Inc.	2,613	196,550
AmerisourceBergen Corp. — Class A	3,551	182,699
Actavis, Inc.*	1,977	182,101
Mylan, Inc.*	6,103	176,621
St. Jude Medical, Inc.	4,361	176,359
Life Technologies Corp.*	2,652	171,399
Humana, Inc.	2,441	168,698
Boston Scientific Corp.*	20,943	163,565
Perrigo Co.	1,362	161,710
DaVita HealthCare Partners, Inc.*	1,300	154,167
Edwards Lifesciences Corp.*	1,760	144,602
Quest Diagnostics, Inc.	2,441	137,794
Forest Laboratories, Inc.*	3,620	137,705
Laboratory Corporation of America Holdings*	1,436	129,527
Waters Corp.*	1,325	124,431
Varian Medical Systems, Inc.*	1,680	120,960
CareFusion Corp.*	3,434	120,156
CR Bard, Inc.	1,174	118,316
Coventry Health Care, Inc.	2,081	97,869
DENTSPLY International, Inc.	2,202	93,409
Hospira, Inc.*	2,548	83,651
Tenet Healthcare Corp.*	1,609	76,556
PerkinElmer, Inc.	1,755	59,038
Patterson Companies, Inc.	1,287	48,957
Total Health Care		27,030,681
Consumer Discretionary - 8.7%
Comcast Corp. — Class A	40,723	1,710,772
Home Depot, Inc.	23,067	1,609,615
Walt Disney Co.	27,855	1,582,165
McDonald’s Corp.	15,473	1,542,503
Amazon.com, Inc.*	5,614	1,496,076
News Corp. — Class A	30,852	941,603
Time Warner, Inc.	14,422	830,996
Ford Motor Co.	60,512	795,733
Target Corp.	10,041	687,307
NIKE, Inc. — Class B	11,194	660,558

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
S&P 500® fund

	Shares	Value

Starbucks Corp.	11,557	$658,287
Lowe’s Companies, Inc.	17,125	649,380
Priceline.com, Inc.*	767	527,642
TJX Companies, Inc.	11,255	526,170
DIRECTV*	8,845	500,715
Yum! Brands, Inc.	6,950	499,983
Time Warner Cable, Inc.	4,559	437,938
Viacom, Inc. — Class B	7,026	432,591
CBS Corp. — Class B	9,027	421,470
Johnson Controls, Inc.	10,559	370,303
Discovery Communications, Inc. — Class A*	3,782	297,795
Macy’s, Inc.	6,094	254,973
Omnicom Group, Inc.	4,033	237,543
Dollar General Corp.*	4,665	235,956
Carnival Corp.	6,854	235,092
Mattel, Inc.	5,318	232,875
VF Corp.	1,361	228,307
Bed Bath & Beyond, Inc.*	3,489	224,761
AutoZone, Inc.*	561	222,588
Coach, Inc.	4,332	216,557
Ross Stores, Inc.	3,435	208,230
Delphi Automotive plc	4,524	200,866
Starwood Hotels & Resorts Worldwide, Inc.	2,989	190,489
Genuine Parts Co.	2,394	186,732
Harley-Davidson, Inc.	3,490	186,017
O’Reilly Automotive, Inc.*	1,717	176,078
Dollar Tree, Inc.*	3,508	169,892
L Brands, Inc.	3,689	164,751
Netflix, Inc.*	862	163,271
The Gap, Inc.	4,589	162,451
Ralph Lauren Corp. — Class A	938	158,813
Marriott International, Inc. — Class A	3,759	158,743
Chipotle Mexican Grill, Inc. — Class A*	479	156,092
Wynn Resorts Ltd.	1,231	154,071
Kohl’s Corp.	3,269	150,799
CarMax, Inc.*	3,520	146,784
Whirlpool Corp.	1,215	143,929
Staples, Inc.	10,396	139,618
BorgWarner, Inc.*	1,784	137,975
Wyndham Worldwide Corp.	2,108	135,924
PVH Corp.	1,201	128,279
Tiffany & Co.	1,835	127,606
Nordstrom, Inc.	2,310	127,581
H&R Block, Inc.	4,187	123,182
Newell Rubbermaid, Inc.	4,423	115,440
PulteGroup, Inc.*	5,247	106,198
Lennar Corp. — Class A	2,545	105,567
DR Horton, Inc.	4,315	104,855
Darden Restaurants, Inc.	2,001	103,412
PetSmart, Inc.	1,658	102,962
Best Buy Company, Inc.	4,103	90,881
TripAdvisor, Inc.*	1,698	89,179
Family Dollar Stores, Inc.	1,482	87,512
Expedia, Inc.	1,444	86,654
Scripps Networks Interactive, Inc. — Class A	1,328	85,444
Interpublic Group of Companies, Inc.	6,386	83,210
Fossil, Inc.*	824	79,598
Hasbro, Inc.[1]	1,768	77,686
Gannett Company, Inc.	3,550	77,639
Leggett & Platt, Inc.	2,207	74,552
International Game Technology	4,079	67,304
Urban Outfitters, Inc.*	1,690	65,471
Abercrombie & Fitch Co. — Class A	1,230	56,826
Garmin Ltd.[1]	1,689	55,805
GameStop Corp. — Class A1	1,866	52,192
Cablevision Systems Corp. — Class A	3,309	49,503
Goodyear Tire & Rubber Co.*	3,785	47,729
Harman International Industries, Inc.	1,048	46,772
JC Penney Company, Inc.[1]	2,199	33,227
Washington Post Co. — Class B	73	32,631
Apollo Group, Inc. — Class A*	1,548	26,920
AutoNation, Inc.*	593	25,944
Total Consumer Discretionary		25,097,540
Consumer Staples - 8.2%
Procter & Gamble Co.	42,144	3,247,621
Coca-Cola Co.	59,133	2,391,339
Philip Morris International, Inc.	25,423	2,356,966
Wal-Mart Stores, Inc.	25,810	1,931,362
PepsiCo, Inc.	23,804	1,883,134
Altria Group, Inc.	31,009	1,066,400
CVS Caremark Corp.	18,995	1,044,535
Mondelez International, Inc. — Class A	27,438	839,876
Colgate-Palmolive Co.	6,783	800,597
Costco Wholesale Corp.	6,724	713,484
Walgreen Co.	13,267	632,571
Kimberly-Clark Corp.	5,980	585,920
General Mills, Inc.	9,973	491,769
Kraft Foods Group, Inc.	9,142	471,087
HJ Heinz Co.	4,951	357,809
Archer-Daniels-Midland Co.	10,158	342,629
Sysco Corp.	9,040	317,937
Kroger Co.	8,003	265,219
Kellogg Co.	3,855	248,378
Mead Johnson Nutrition Co. — Class A	3,128	242,264
Estee Lauder Companies, Inc. — Class A	3,704	237,167
Lorillard, Inc.	5,853	236,169
Whole Foods Market, Inc.	2,658	230,582
ConAgra Foods, Inc.	6,382	228,539
Reynolds American, Inc.	4,964	220,848
Hershey Co.	2,321	203,157
Clorox Co.	2,018	178,654
Brown-Forman Corp. — Class B	2,335	166,719
JM Smucker Co.	1,655	164,110
Beam, Inc.	2,471	157,007
McCormick & Company, Inc.	2,045	150,410
Coca-Cola Enterprises, Inc.	4,049	149,489
Dr Pepper Snapple Group, Inc.	3,142	147,517
Avon Products, Inc.	6,666	138,186
Campbell Soup Co.	2,763	125,330

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
S&P 500® fund

	Shares	Value

Molson Coors Brewing Co. — Class B	2,409	$117,872
Constellation Brands, Inc. — Class A*	2,349	111,906
Tyson Foods, Inc. — Class A	4,376	108,612
Monster Beverage Corp.*	2,222	106,078
Safeway, Inc.	3,700	97,495
Hormel Foods Corp.	2,071	85,574
Dean Foods Co.*	2,872	52,069
Total Consumer Staples		23,644,387
Energy - 8.2%
Exxon Mobil Corp.	69,126	6,228,944
Chevron Corp.	29,973	3,561,392
Schlumberger Ltd.	20,489	1,534,421
ConocoPhillips	18,841	1,132,344
Occidental Petroleum Corp.	12,428	973,982
Anadarko Petroleum Corp.	7,725	675,552
Phillips 66	9,589	670,942
Halliburton Co.	14,376	580,934
EOG Resources, Inc.	4,189	536,485
Apache Corp.	6,049	466,741
National Oilwell Varco, Inc.	6,579	465,464
Marathon Petroleum Corp.	5,113	458,125
Williams Companies, Inc.	10,516	393,930
Valero Energy Corp.	8,530	388,030
Kinder Morgan, Inc.	9,752	377,207
Marathon Oil Corp.	10,917	368,121
Devon Energy Corp.	5,823	328,534
Hess Corp.	4,585	328,332
Noble Energy, Inc.	2,770	320,378
Spectra Energy Corp.	10,312	317,094
Baker Hughes, Inc.	6,821	316,563
Pioneer Natural Resources Co.	2,043	253,843
Cameron International Corp.*	3,828	249,586
Cabot Oil & Gas Corp.	3,243	219,259
Ensco plc — Class A	3,585	215,100
Range Resources Corp.	2,509	203,329
Southwestern Energy Co.*	5,421	201,986
FMC Technologies, Inc.*	3,666	199,394
Murphy Oil Corp.	2,795	178,125
Chesapeake Energy Corp.	8,039	164,076
Equities Corp.	2,328	157,722
Noble Corp.	3,904	148,938
Tesoro Corp.	2,120	124,126
CONSOL Energy, Inc.	3,519	118,415
Denbury Resources, Inc.*	5,762	107,461
Helmerich & Payne, Inc.	1,643	99,730
Peabody Energy Corp.	4,161	88,005
QEP Resources, Inc.	2,754	87,687
Diamond Offshore Drilling, Inc.	1,069	74,360
Nabors Industries Ltd.	4,493	72,876
Rowan Companies plc — Class A*	1,917	67,785
WPX Energy, Inc.*	3,092	49,534
Newfield Exploration Co.*	2,082	46,678
Total Energy		23,551,530
Industrials - 7.6%
General Electric Co.	160,428	3,709,095
United Technologies Corp.	13,016	1,216,084
3M Co.	9,799	1,041,732
Union Pacific Corp.	7,237	1,030,621
United Parcel Service, Inc. — Class B	11,032	947,649
Honeywell International, Inc.	12,089	910,906
Boeing Co.	10,497	901,167
Caterpillar, Inc.	10,107	879,006
Emerson Electric Co.	11,143	622,559
Danaher Corp.	8,945	555,931
Deere & Co.	6,010	516,740
Eaton Corporation plc	7,264	444,919
FedEx Corp.	4,510	442,882
Precision Castparts Corp.	2,259	428,352
Lockheed Martin Corp.	4,131	398,724
Illinois Tool Works, Inc.	6,408	390,504
CSX Corp.	15,749	387,898
Norfolk Southern Corp.	4,852	373,992
General Dynamics Corp.	5,125	361,364
Cummins, Inc.	2,722	315,235
Raytheon Co.	5,020	295,126
PACCAR, Inc.	5,450	275,552
Waste Management, Inc.	6,747	264,550
Northrop Grumman Corp.	3,658	256,609
Ingersoll-Rand plc	4,252	233,903
Tyco International Ltd.	7,188	230,016
Fastenal Co.	4,166	213,924
Parker Hannifin Corp.	2,300	210,634
WW Grainger, Inc.	920	206,982
Stanley Black & Decker, Inc.	2,472	200,158
Dover Corp.	2,695	196,412
Roper Industries, Inc.	1,528	194,530
Rockwell Automation, Inc.	2,161	186,602
ADT Corp.	3,584	175,401
Pentair Ltd.	3,180	167,745
Fluor Corp.	2,507	166,289
Southwest Airlines Co.	11,233	151,421
Republic Services, Inc. — Class A	4,587	151,371
CH Robinson Worldwide, Inc.	2,484	147,699
Stericycle, Inc.*	1,329	141,113
Rockwell Collins, Inc.	2,107	132,994
Textron, Inc.	4,189	124,874
Flowserve Corp.	742	124,441
Pall Corp.	1,714	117,186
Expeditors International of Washington, Inc.	3,186	113,772
Jacobs Engineering Group, Inc.*	2,011	113,099
L-3 Communications Holdings, Inc.	1,387	112,236
Masco Corp.	5,498	111,335
Equifax, Inc.	1,854	106,772
Joy Global, Inc.	1,637	97,434
Quanta Services, Inc.*	3,291	94,057
Iron Mountain, Inc.	2,581	93,716
Robert Half International, Inc.	2,153	80,802
Xylem, Inc.	2,872	79,152

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
S&P 500® fund

	Shares	Value

Snap-on, Inc.	898	$74,265
Cintas Corp.	1,617	71,358
Avery Dennison Corp.	1,547	66,629
Dun & Bradstreet Corp.	631	52,783
Ryder System, Inc.	794	47,442
Pitney Bowes, Inc.[1]	3,106	46,155
Total Industrials		21,801,899
Utilities - 2.6%
Duke Energy Corp.	10,875	789,417
Southern Co.	13,407	629,056
Dominion Resources, Inc.	8,888	517,104
NextEra Energy, Inc.	6,536	507,716
Exelon Corp.	13,194	454,929
American Electric Power Company, Inc.	7,497	364,579
PG&E Corp.	6,770	301,468
PPL Corp.	8,996	281,665
Sempra Energy	3,496	279,470
Consolidated Edison, Inc.	4,523	276,039
FirstEnergy Corp.	6,457	272,485
Public Service Enterprise Group, Inc.	7,810	268,195
Edison International	5,025	252,858
Xcel Energy, Inc.	7,538	223,879
Northeast Utilities	4,848	210,694
DTE Energy Co.	2,662	181,921
Entergy Corp.	2,746	173,657
CenterPoint Energy, Inc.	6,602	158,184
Wisconsin Energy Corp.	3,533	151,530
ONEOK, Inc.	3,162	150,732
NiSource, Inc.	4,802	140,891
NRG Energy, Inc.	4,988	132,132
Ameren Corp.	3,740	130,975
AES Corp.	9,552	120,069
CMS Energy Corp.	4,085	114,135
SCANA Corp.	2,044	104,571
Pinnacle West Capital Corp.	1,694	98,066
AGL Resources, Inc.	1,821	76,391
Pepco Holdings, Inc.	3,550	75,970
Integrys Energy Group, Inc.	1,207	70,199
TECO Energy, Inc.	3,156	56,240
Total Utilities		7,565,217
Materials - 2.6%
Monsanto Co.	8,270	873,560
EI du Pont de Nemours & Co.	14,411	708,444
Dow Chemical Co.	18,582	591,650
Praxair, Inc.	4,570	509,738
Freeport-McMoRan Copper & Gold, Inc.	14,653	485,014
LyondellBasell Industries N.V. — Class A	5,856	370,626
Ecolab, Inc.	4,101	328,818
Newmont Mining Corp.	7,662	320,961
International Paper Co.	6,805	316,977
PPG Industries, Inc.	2,204	295,204
Air Products & Chemicals, Inc.	3,203	279,045
Mosaic Co.	4,266	254,296
Nucor Corp.	4,905	226,366
Sherwin-Williams Co.	1,328	224,286
CF Industries Holdings, Inc.	970	184,659
Eastman Chemical Co.	2,378	166,151
Sigma-Aldrich Corp.	1,854	144,019
Alcoa, Inc.	16,503	140,606
FMC Corp.	2,124	121,132
Ball Corp.	2,306	109,720
Airgas, Inc.	1,054	104,515
Vulcan Materials Co.	2,005	103,659
MeadWestvaco Corp.	2,710	98,373
International Flavors & Fragrances, Inc.	1,258	96,451
Sealed Air Corp.	3,001	72,354
Owens-Illinois, Inc.*	2,536	67,584
Bemis Company, Inc.	1,594	64,334
Allegheny Technologies, Inc.	1,661	52,670
Cliffs Natural Resources, Inc.[1]	2,341	44,502
United States Steel Corp.[1]	2,227	43,427
Total Materials		7,399,141
Telecommunication Services - 2.2%
AT&T, Inc.	84,726	3,108,597
Verizon Communications, Inc.	44,099	2,167,466
CenturyLink, Inc.	9,653	339,110
Crown Castle International Corp.*	4,521	314,842
Sprint Nextel Corp.*	46,456	288,492
Windstream Corp.[1]	9,109	72,417
Frontier Communications Corp.[1]	15,398	61,284
MetroPCS Communications, Inc.*	4,939	53,835
Total Telecommunication Services		6,406,043
Total Common Stocks
(Cost $150,118,647)		215,699,268

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
S&P 500® fund

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,2 - 24.8%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$32,892,946	$32,892,946
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	26,985,606	26,985,606
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[3]	8,616,585	8,616,585
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	2,735,439	2,735,439
Total Repurchase Agreements
(Cost $71,230,576)		71,230,576
SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	146,907	146,907
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	115,566	115,566
Total Securities Lending Collateral
(Cost $262,473)		262,473
Total Investments - 99.9%
(Cost $221,611,696)		$287,192,317
Other Assets & Liabilities, net - 0.1%		410,465
Total Net Assets - 100.0%		$287,602,782

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $156,125)	2	$1,903

	Units
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
April 2013 S&P 500 Index Swap,
Terminating 04/29/13[5]
(Notional Value $51,881,811)	33,063	$180,954
Barclays Bank plc
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[5]
(Notional Value $12,876,145)	8,206	51,614
Credit Suisse Capital, LLC
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[5]
(Notional Value $6,629,876)	4,225	26,926
(Total Notional Value $71,387,832)		$259,494

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[4]	Securities lending collateral — See Note 11.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate.
plc — Public Limited Company
REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

s&p 500® fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $257,060 of securities loaned
(cost $150,118,647)	$215,699,268
Repurchase agreements, at value
(cost $71,493,049)	71,493,049
Total investments
(cost $221,611,696)	287,192,317
Segregated cash with broker	417,000
Cash	319,058
Unrealized appreciation on swap agreements	259,494
Receivable for swap settlement	3,636
Receivables:
Fund shares sold	2,367,957
Dividends	269,445
Interest	1,177
Variation margin	445
Total assets	290,830,529
Liabilities:
Payable for:
Fund shares redeemed	2,420,169
Upon return of securities loaned	262,473
Management fees	178,644
Distribution and service fees	65,993
Transfer agent and administrative fees	59,548
Securities purchased	30,802
Portfolio accounting fees	23,169
Miscellaneous	186,949
Total liabilities	3,227,747
Net assets	$287,602,782
Net assets consist of:
Paid in capital	$264,917,520
Accumulated net investment loss	(4,405)
Accumulated net realized loss on investments	(43,152,351)
Net unrealized appreciation on investments	65,842,018
Net assets	$287,602,782
A-Class:
Net assets	$12,014,239
Capital shares outstanding	380,818
Net asset value per share	$31.55
Maximum offering price per share
(Net asset value divided by 95.25%)	$33.12
C-Class:
Net assets	$10,230,600
Capital shares outstanding	342,507
Net asset value per share	$29.87
H-Class:
Net assets	$265,357,943
Capital shares outstanding	8,411,388
Net asset value per share	$31.55

STATEMENT OF OPERATIONS
Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $3,250)	$4,514,472
Interest	88,607
Income from securities lending, net	9,259
Total investment income	4,612,338

Expenses:
Management fees	1,982,550
Transfer agent and administrative fees	660,851
Distribution and service fees:
A-Class	31,145
C-Class	100,270
H-Class	604,640
Portfolio accounting fees	255,660
Custodian fees	41,543
Trustees’ fees*	24,838
Miscellaneous	358,483
Total expenses	4,059,980
Net investment income	552,358

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(998,922)
Swap agreements	1,459,043
Futures contracts	1,106,323
Net realized gain	1,566,444
Net change in unrealized appreciation (depreciation) on:
Investments	17,763,939
Swap agreements	195,615
Futures contracts	(45,658)
Net change in unrealized appreciation (depreciation)	17,913,896
Net realized and unrealized gain	19,480,340
Net increase in net assets resulting from operations	$20,032,698

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

s&p 500® fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$552,358	$(205,786)
Net realized gain (loss) on investments	1,566,444	(707,064)
Net change in unrealized appreciation (depreciation) on investments	17,913,896	15,364,800
Net increase in net assets resulting from operations	20,032,698	14,451,950

Distributions to shareholders from:
Net investment income
A-Class	(20,560)	—
C-Class	(24,329)	—
H-Class	(561,984)	—
Total distributions to shareholders	(606,873)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	64,513,152	102,743,762
C-Class	108,459,874	157,204,528
H-Class	1,437,709,986	1,762,118,692
Distributions reinvested
A-Class	17,839	—
C-Class	23,112	—
H-Class	378,849	—
Cost of shares redeemed
A-Class	(67,248,396)	(99,361,075)
C-Class	(109,371,658)	(157,538,958)
H-Class	(1,430,676,174)	(1,784,659,332)
Net increase (decrease) from capital share transactions	3,806,584	(19,492,383)
Net increase (decrease) in net assets	23,232,409	(5,040,433)

Net assets:
Beginning of year	264,370,373	269,410,806
End of year	$287,602,782	$264,370,373
Accumulated net investment loss at end of year	$(4,405)	$—

Capital share activity:
Shares sold
A-Class	2,325,920	4,096,321
C-Class	4,026,873	6,482,033
H-Class	50,643,688	70,536,838
Shares issued from reinvestment of distributions
A-Class	622	—
C-Class	849	—
H-Class	13,207	—
Shares redeemed
A-Class	(2,421,335)	(4,010,269)
C-Class	(4,060,876)	(6,501,183)
H-Class	(50,785,708)	(71,435,348)
Net decrease in shares	(256,760)	(831,608)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

s&p 500® fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.20	$26.41	$23.18	$15.79	$25.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.01	(.06)	.07	.12
Net gain (loss) on investments (realized and unrealized)	3.36	1.78	3.29	7.43	(10.21)
Total from investment operations	3.42	1.79	3.23	7.50	(10.09)
Less distributions from:
Net investment income	(.07)	—	(—)[c]	(.11)	(.04)
Total distributions	(.07)	—	(—)	(.11)	(.04)
Net asset value, end of period	$31.55	$28.20	$26.41	$23.18	$15.79

Total Return[b]	12.16%	6.78%	13.94%	47.55%	(38.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,014	$13,413	$10,288	$46,312	$29,409
Ratios to average net assets:
Net investment income (loss)	0.22%	0.05%	(0.25%)	0.34%	0.68%
Total expenses	1.50%	1.51%	1.54%	1.53%	1.52%
Portfolio turnover rate	76%	196%	202%	58%	168%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$26.91	$25.41	$22.50	$15.44	$25.55
Income (loss) from investment operations:
Net investment loss[a]	(.14)	(.20)	(.27)	(.08)	(.02)
Net gain (loss) on investments (realized and unrealized)	3.17	1.70	3.18	7.25	(10.05)
Total from investment operations	3.03	1.50	2.91	7.17	(10.07)
Less distributions from:
Net investment income	(.07)	—	(—)[c]	(.11)	(.04)
Total distributions	(.07)	—	(—)	(.11)	(.04)
Net asset value, end of period	$29.87	$26.91	$25.41	$22.50	$15.44

Total Return[b]	11.29%	5.90%	12.93%	46.49%	(39.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,231	$10,110	$10,032	$11,456	$7,295
Ratios to average net assets:
Net investment loss	(0.52%)	(0.80%)	(1.11%)	(0.41%)	(0.08%)
Total expenses	2.28%	2.26%	2.29%	2.28%	2.28%
Portfolio turnover rate	76%	196%	202%	58%	168%

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.20	$26.39	$23.17	$15.78	$25.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	(.02)	(.09)	.06	.13
Net gain (loss) on investments (realized and unrealized)	3.35	1.83	3.31	7.44	(10.21)
Total from investment operations	3.42	1.81	3.22	7.50	(10.08)
Less distributions from:
Net investment income	(.07)	—	(—)[c]	(.11)	(.04)
Total distributions	(.07)	—	(—)	(.11)	(.04)
Net asset value, end of period	$31.55	$28.20	$26.39	$23.17	$15.78

Total Return[b]	12.16%	6.86%	13.90%	47.58%	(38.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$265,358	$240,847	$249,090	$194,193	$139,759
Ratios to average net assets:
Net investment income (loss)	0.24%	(0.07%)	(0.37%)	0.29%	0.64%
Total expenses	1.50%	1.50%	1.54%	1.53%	1.53%
Portfolio turnover rate	76%	196%	202%	58%	168%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE:  Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index. Inverse S&P 500® Strategy Fund Investor Class returned -14.55%, while the S&P 500 Index gained 13.96% over the same period.

Sectors contributing most to performance of the underlying index were Health Care and Financials. The sector contributing least was Materials. Information Technology was the only sector that detracted from performance of the underlying index.

Johnson & Johnson, Pfizer, Inc. and AT&T, Inc. were the holdings contributing the most to performance of the underlying index for the period.

Apple, Inc., Microsoft Corp. and Intel Corp. detracted the most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	January 7, 1994
Advisor Class	August 5, 1998
A-Class	March 31, 2004
C-Class	March 15, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	-14.55%	-11.77%	-9.42%
Advisor Class Shares	-14.97%	-12.22%	-9.87%
C-Class Shares	-15.44%	-12.66%	-10.34%
C-Class Shares with CDSC‡	-16.28%	-12.66%	-10.34%
S&P 500 Index	13.96%	5.81%	8.53%

			Since
			Inception
	1 Year	5 Year	(03/31/04)
A-Class Shares	-14.76%	-12.00%	-7.52%
A-Class Shares with sales charge†	-18.80%	-12.85%	-8.01%
S&P 500 Index	13.96%	5.81%	5.92%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	March 28, 2013

INVERSE S&P 500® Strategy FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 50.4%
Freddie Mac[1]
0.15% due 05/29/13	$15,000,000	$14,998,785
0.12% due 10/16/13	10,000,000	9,995,050
0.17% due 11/19/13	10,000,000	9,994,200
Total Freddie Mac		34,988,035
Federal Home Loan Bank[2]
0.11% due 06/14/13	10,000,000	9,998,970
Farmer Mac[2]
0.19% due 09/06/13	10,000,000	9,996,050
Fannie Mae[1]
0.16% due 10/01/13	10,000,000	9,995,430
Total Federal Agency Discount Notes
(Cost $64,959,331)		64,978,485

REPURCHASE AGREEMENTS††,3 - 48.9%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	25,138,118	25,138,118
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	20,623,491	20,623,491
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[4]	15,128,467	15,128,467
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	2,090,533	2,090,533
Total Repurchase Agreements
(Cost $62,980,609)		62,980,609
Total Investments - 99.3%
(Cost $127,939,940)		$127,959,094
Other Assets & Liabilities, net - 0.7%		926,004
Total Net Assets - 100.0%		$128,885,098

		Unrealized
	Contracts	Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $27,868,313)	357	$(261,043)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[5]
(Notional Value $11,383,582)	7,254	$(45,908)
Goldman Sachs International
April 2013 S&P 500 Index Swap,
Terminating 04/29/13[5]
(Notional Value $44,295,656)	28,228	(155,452)
Credit Suisse Capital, LLC
April 2013 S&P 500 Index Swap,
Terminating 04/30/13[5]
(Notional Value $46,072,134)	29,360	(187,077)
(Total Notional Value $101,751,372)		$(388,437)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[2]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[3]	Repurchase Agreements — See Note 5.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[5]	Total Return based on S&P 500 Index +/- financing at a variable rate. plc — Public Limited Company

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® Strategy FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $64,959,331)	$64,978,485
Repurchase agreements, at value
(cost $62,980,609)	62,980,609
Total investments
(cost $127,939,940)	127,959,094
Segregated cash with broker	2,391,788
Receivables:
Fund shares sold	205,121
Interest	723
Total assets	130,556,726
Liabilities:
Unrealized depreciation on swap agreements	388,437
Payable for:
Fund shares redeemed	981,584
Management fees	102,681
Variation margin	79,433
Transfer agent and administrative fees	28,522
Distribution and service fees	12,399
Portfolio accounting fees	11,409
Swap settlement	4,040
Miscellaneous	63,123
Total liabilities	1,671,628
Net assets	$128,885,098
Net assets consist of:
Paid in capital	$494,382,368
Accumulated net investment loss	(466,290)
Accumulated net realized loss on investments	(364,400,654)
Net unrealized depreciation on investments	(630,326)
Net assets	$128,885,098
Investor Class:
Net assets	$106,157,902
Capital shares outstanding	5,048,550
Net asset value per share	$21.03
Advisor Class:
Net assets	$9,774,867
Capital shares outstanding	506,291
Net asset value per share	$19.31
A-Class:
Net assets	$5,911,567
Capital shares outstanding	300,263
Net asset value per share	$19.69
Maximum offering price per share
(Net asset value divided by 95.25%)	$20.67
C-Class:
Net assets	$7,040,762
Capital shares outstanding	381,351
Net asset value per share	$18.46

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$208,832
Total investment income	208,832

Expenses:
Management fees	1,382,537
Transfer agent and administrative fees	384,037
Distribution and service fees:
Advisor Class	47,441
A-Class	19,389
C-Class	90,360
Portfolio accounting fees	153,613
Custodian fees	23,453
Trustees’ fees*	19,506
Miscellaneous	199,534
Total expenses	2,319,870
Net investment loss	(2,111,038)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(13,189,695)
Futures contracts	(9,811,099)
Net realized loss	(23,000,794)
Net change in unrealized appreciation
(depreciation) on:
Investments	12,287
Swap agreements	(190,267)
Futures contracts	(201,335)
Net change in unrealized appreciation
(depreciation)	(379,315)
Net realized and unrealized loss	(23,380,109)
Net decrease in net assets resulting
from operations	$(25,491,147)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

INVERSE S&P 500® Strategy FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(2,111,038)	$(3,044,224)
Net realized loss on investments	(23,000,794)	(48,907,023)
Net change in unrealized appreciation (depreciation) on investments	(379,315)	1,110,081
Net decrease in net assets resulting from operations	(25,491,147)	(50,841,166)

Capital share transactions:
Proceeds from sale of shares
Investor Class	290,140,547	740,514,113
Advisor Class	70,061,389	91,994,118
A-Class	15,522,986	78,100,721
C-Class	15,210,173	22,769,486
Cost of shares redeemed
Investor Class	(275,618,714)	(702,486,924)
Advisor Class	(64,204,487)	(90,159,118)
A-Class	(16,274,985)	(72,186,098)
C-Class	(14,556,925)	(25,298,728)
Net increase from capital share transactions	20,279,984	43,247,570
Net decrease in net assets	(5,211,163)	(7,593,596)

Net assets:
Beginning of year	134,096,261	141,689,857
End of year	$128,885,098	$134,096,261
Accumulated net investment loss at end of year	$(466,290)	$(592,068)

Capital share activity:
Shares sold
Investor Class	11,922,834	24,859,345
Advisor Class	3,161,277	3,384,090
A-Class	706,864	2,790,019
C-Class	704,780	886,566
Shares redeemed
Investor Class	(11,439,101)	(24,449,326)
Advisor Class	(2,918,160)	(3,364,284)
A-Class	(749,248)	(2,634,880)
C-Class	(683,975)	(988,825)
Net increase in shares	705,271	482,705

44 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE S&P 500® Strategy FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$24.61	$28.50	$34.38	$54.23	$40.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.38)	(.41)	(.47)	.12
Net gain (loss) on investments (realized and unrealized)	(3.28)	(3.51)	(5.47)	(19.32)	14.94
Total from investment operations	(3.58)	(3.89)	(5.88)	(19.79)	15.06
Less distributions from:
Net investment income	—	—	—	(.06)	(.83)
Total distributions	—	—	—	(.06)	(.83)
Net asset value, end of period	$21.03	$24.61	$28.50	$34.38	$54.23

Total Return[b]	(14.55%)	(13.65%)	(17.10%)	(36.51%)	37.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106,158	$112,334	$118,410	$171,423	$217,740
Ratios to average net assets:
Net investment income (loss)	(1.27%)	(1.31%)	(1.22%)	(1.16%)	0.25%
Total expenses	1.41%	1.41%	1.44%	1.43%	1.43%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$22.71	$26.44	$32.06	$50.83	$37.72
Income (loss) from investment operations:
Net investment loss[a]	(.39)	(.48)	(.54)	(.63)	(.13)
Net gain (loss) on investments (realized and unrealized)	(3.01)	(3.25)	(5.08)	(18.08)	14.07
Total from investment operations	(3.40)	(3.73)	(5.62)	(18.71)	13.94
Less distributions from:
Net investment income	—	—	—	(.06)	(.83)
Total distributions	—	—	—	(.06)	(.83)
Net asset value, end of period	$19.31	$22.71	$26.44	$32.06	$50.83

Total Return[b]	(14.97%)	(14.11%)	(17.53%)	(36.82%)	36.96%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,775	$5,978	$6,434	$9,607	$15,305
Ratios to average net assets:
Net investment loss	(1.77%)	(1.81%)	(1.72%)	(1.63%)	(0.30%)
Total expenses	1.90%	1.91%	1.93%	1.93%	1.93%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® Strategy FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$23.10	$26.82	$32.43	$51.30	$37.97
Income (loss) from investment operations:
Net investment loss[a]	(.34)	(.42)	(.48)	(.53)	— [c]
Net gain (loss) on investments (realized and unrealized)	(3.07)	(3.30)	(5.13)	(18.28)	14.16
Total from investment operations	(3.41)	(3.72)	(5.61)	(18.81)	14.16
Less distributions from:
Net investment income	—	—	—	(.06)	(.83)
Total distributions	—	—	—	(.06)	(.83)
Net asset value, end of period	$19.69	$23.10	$26.82	$32.43	$51.30

Total Return[b]	(14.76%)	(13.87%)	(17.30%)	(36.68%)	37.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,912	$7,915	$5,029	$28,565	$18,381
Ratios to average net assets:
Net investment loss	(1.52%)	(1.56%)	(1.47%)	(1.42%)	0.00%
Total expenses	1.65%	1.66%	1.68%	1.67%	1.68%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$21.83	$25.53	$31.12	$49.59	$37.00
Income (loss) from investment operations:
Net investment loss[a]	(.48)	(.59)	(.67)	(.79)	(.28)
Net gain (loss) on investments (realized and unrealized)	(2.89)	(3.11)	(4.92)	(17.62)	13.70
Total from investment operations	(3.37)	(3.70)	(5.59)	(18.41)	13.42
Less distributions from:
Net investment income	—	—	—	(.06)	(.83)
Total distributions	—	—	—	(.06)	(.83)
Net asset value, end of period	$18.46	$21.83	$25.53	$31.12	$49.59

Total Return[b]	(15.44%)	(14.49%)	(17.96%)	(37.14%)	36.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,041	$7,870	$11,817	$16,041	$19,674
Ratios to average net assets:
Net investment loss	(2.27%)	(2.31%)	(2.23%)	(2.15%)	(0.67%)
Total expenses	2.40%	2.42%	2.44%	2.43%	2.43%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net investment income is less than $0.01 per share.

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 47

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 28, 2013, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100 Index. The NASDAQ-100® Fund Investor Class rose 2.57%, while the NASDAQ-100 Index gained 3.72% over the same period.

The Health Care sector contributed the most to performance of the underlying index, followed by the Consumer Discretionary sector. Information Technology, which accounted for most of the underlying index, was the largest detractor, followed by the Industrials sector.

Google, Inc., Gilead Sciences, Inc. and Amazon.com, Inc. were the holdings contributing most to performance of the underlying index for the year, while Apple, Inc., Intel Corp. and Microsoft Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	February 14, 1994
Advisor Class	September 22, 1998
A-Class	March 31, 2004
C-Class	March 26, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	12.0%
Microsoft Corp.	6.9%
Google, Inc. — Class A	6.1%
Oracle Corp.	4.4%
Amazon.com, Inc.	3.5%
QUALCOMM, Inc.	3.3%
Cisco Systems, Inc.	3.2%
Intel Corp.	3.1%
Comcast Corp. — Class A	2.6%
Amgen, Inc.	2.2%
Top Ten Total	47.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

48 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	2.57%	9.25%	10.14%
Advisor Class Shares	2.04%	8.70%	9.58%
C-Class Shares	1.57%	8.18%	9.02%
C-Class Shares with CDSC‡	0.57%	8.18%	9.02%
NASDAQ-100 Index	3.72%	10.58%	11.42%

			Since
			Inception
			(03/31/04)
A-Class Shares	2.29%	8.95%	7.06%
A-Class Shares with sales charge†	-2.57%	7.88%	6.48%
NASDAQ-100 Index	3.72%	10.58%	8.50%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS	March 28, 2013

NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 94.6%

Information Technology - 57.7%
Apple, Inc.	139,403	$61,703,949
Microsoft Corp.	1,243,464	35,575,505
Google, Inc. — Class A*	39,705	31,526,961
Oracle Corp.	702,810	22,728,875
QUALCOMM, Inc.	255,059	17,076,201
Cisco Systems, Inc.	791,532	16,550,934
Intel Corp.	734,238	16,043,100
eBay, Inc.*	192,464	10,435,398
Facebook, Inc. — Class A*	250,014	6,395,358
Texas Instruments, Inc.	164,008	5,819,004
Automatic Data Processing, Inc.	71,999	4,681,375
Yahoo!, Inc.*	175,569	4,131,139
Dell, Inc.	258,093	3,698,473
Baidu, Inc. ADR*	40,759	3,574,564
Cognizant Technology Solutions
Corp. — Class A*	44,796	3,431,822
Adobe Systems, Inc.*	74,039	3,221,437
Intuit, Inc.	43,960	2,885,974
Broadcom Corp. — Class A	76,894	2,665,915
Symantec Corp.*	102,309	2,524,986
Activision Blizzard, Inc.	165,329	2,408,844
Applied Materials, Inc.	178,147	2,401,421
Analog Devices, Inc.	45,419	2,111,529
Citrix Systems, Inc.*	27,675	1,997,028
SanDisk Corp.*	35,897	1,974,335
Seagate Technology plc	53,276	1,947,771
Paychex, Inc.	53,993	1,893,535
NetApp, Inc.*	53,502	1,827,628
Western Digital Corp.	35,723	1,796,152
Fiserv, Inc.*	19,816	1,740,439
CA, Inc.	67,677	1,703,430
Altera Corp.	47,459	1,683,371
Equinix, Inc.*	7,238	1,565,652
Micron Technology, Inc.*	151,686	1,513,826
Xilinx, Inc.	38,824	1,481,912
Check Point Software Technologies Ltd.*	30,407	1,428,825
Maxim Integrated Products, Inc.	43,420	1,417,663
Autodesk, Inc.*	33,196	1,369,003
Linear Technology Corp.	34,524	1,324,686
Avago Technologies Ltd.	36,551	1,312,912
KLA-Tencor Corp.	24,663	1,300,727
NVIDIA Corp.	92,757	1,189,145
Microchip Technology, Inc.	29,003	1,066,150
F5 Networks, Inc.*	11,667	1,039,296
BMC Software, Inc.*	21,213	982,798
Nuance Communications, Inc.*	46,945	947,350
Akamai Technologies, Inc.*	26,340	929,539
Total Information Technology		297,025,937
Consumer Discretionary - 16.5%
Amazon.com, Inc.*	67,475	17,981,412
Comcast Corp. — Class A	315,057	13,235,546
News Corp. — Class A	226,642	6,917,114
Starbucks Corp.	111,232	6,335,775
Priceline.com, Inc.*	7,407	5,095,498
DIRECTV*	85,081	4,816,435
Viacom, Inc. — Class B	65,879	4,056,170
Sirius XM Radio, Inc.	973,685	2,998,950
Mattel, Inc.	51,138	2,239,333
Bed Bath & Beyond, Inc.*	33,569	2,162,515
Ross Stores, Inc.	33,016	2,001,430
Virgin Media, Inc.	39,987	1,958,163
Wynn Resorts Ltd.	14,970	1,873,645
Discovery Communications,
Inc. — Class A*	21,545	1,696,453
O’Reilly Automotive, Inc.*	16,524	1,694,536
Dollar Tree, Inc.*	33,728	1,633,447
Liberty Interactive Corp. — Class A*	76,112	1,627,275
Liberty Global, Inc. — Class A*	20,978	1,539,785
Staples, Inc.	100,036	1,343,483
Expedia, Inc.	18,196	1,091,942
Garmin Ltd.[1]	29,034	959,283
Fossil, Inc.*	8,806	850,660
Sears Holdings Corp.*,1	15,791	789,076
Total Consumer Discretionary		84,897,926
Health Care - 12.5%
Amgen, Inc.	111,100	11,388,862
Gilead Sciences, Inc.*	225,997	11,058,033
Celgene Corp.*	62,158	7,204,734
Express Scripts Holding Co.*	121,510	7,005,052
Biogen Idec, Inc.*	35,076	6,766,511
Intuitive Surgical, Inc.*	5,954	2,924,545
Alexion Pharmaceuticals, Inc.*	28,981	2,670,309
Regeneron Pharmaceuticals, Inc.*	14,160	2,497,824
Cerner Corp.*	25,557	2,421,525
Vertex Pharmaceuticals, Inc.*	32,256	1,773,435
Mylan, Inc.*	58,717	1,699,270
Perrigo Co.	13,952	1,656,521
Life Technologies Corp.*	25,284	1,634,105
Catamaran Corp.*	30,490	1,616,885
Henry Schein, Inc.*	12,998	1,202,965
DENTSPLY International, Inc.	21,208	899,643
Total Health Care		64,420,219
Consumer Staples - 4.5%
Mondelez International, Inc. — Class A	263,991	8,080,765
Costco Wholesale Corp.	64,667	6,861,815
Kraft Foods Group, Inc.	87,960	4,532,579
Whole Foods Market, Inc.	27,515	2,386,926
Monster Beverage Corp.*	24,601	1,174,452
Total Consumer Staples		23,036,537
Industrials - 2.0%
PACCAR, Inc.	52,475	2,653,136
Fastenal Co.	44,029	2,260,889
Verisk Analytics, Inc. — Class A*	24,959	1,538,223
CH Robinson Worldwide, Inc.	23,937	1,423,294
Stericycle, Inc.*	12,782	1,357,193
Expeditors International of
Washington, Inc.	30,653	1,094,619
Total Industrials		10,327,354

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013

NASDAQ-100® FUND

	Shares	Value

Telecommunication Services - 1.0%
Vodafone Group plc ADR	146,206	$4,153,712
SBA Communications Corp. — Class A*	18,844	1,357,145
Total Telecommunication Services		5,510,857
Materials - 0.4%
Sigma-Aldrich Corp.	17,877	1,388,685
Randgold Resources Ltd. ADR	7,409	637,026
Total Materials		2,025,711
Total Common Stocks
(Cost $209,241,230)		487,244,541

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 6.6%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$15,999,271	15,999,271
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	13,125,915	13,125,915
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[3]	3,392,447	3,392,447
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	1,330,529	1,330,529
Total Repurchase Agreements
(Cost $33,848,162)		33,848,162

SECURITIES LENDING COLLATERAL††,4 - 0.1%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	395,185	395,185
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	310,876	310,876
Total Securities Lending Collateral
(Cost $706,061)		706,061
Total Investments - 101.3%
(Cost $243,795,453)		$521,798,764
Other Assets & Liabilities, net - (1.3)%		(6,928,436)
Total Net Assets - 100.0%		$514,870,328

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $3,767,075)	67	$1,813

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2013 NASDAQ-100 Index Swap,
Terminating 04/30/13[5]
(Notional Value $9,485,029)	3,365	$28,821
Credit Suisse Capital, LLC
April 2013 NASDAQ-100 Index Swap,
Terminating 04/30/13[5]
(Notional Value $9,043,168)	3,208	28,069
Goldman Sachs International
April 2013 NASDAQ-100 Index Swap,
Terminating 04/29/13[5]
(Notional Value $3,630,269)	1,288	15,359
(Total Notional Value $22,158,466)		$72,249

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[4]	Securities lending collateral — See Note 11.
[5]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

NASDAQ-100® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 28, 2013

Assets:
Investments, at value - including $685,964 of
securities loaned
(cost $209,241,230)	$487,244,541
Repurchase agreements, at value
(cost $34,554,223)	34,554,223
Total investments
(cost $243,795,453)	521,798,764
Unrealized appreciation on swap agreements	72,249
Receivable for swap settlement	32,446
Cash	30,290
Segregated cash with broker	14,000
Receivables:
Fund shares sold	1,017,402
Dividends	244,245
Interest	2,166
Total assets	523,211,562
Liabilities:
Payable for:
Securities purchased	4,990,699
Fund shares redeemed	1,674,343
Upon return of securities loaned	706,061
Management fees	372,348
Transfer agent and administrative fees	124,116
Portfolio accounting fees	40,727
Distribution and service fees	22,722
Variation margin	586
Miscellaneous	409,632
Total liabilities	8,341,234
Net assets	$514,870,328
Net assets consist of:
Paid in capital	$200,405,744
Accumulated net investment loss	(525,244)
Accumulated net realized gain on investments	36,912,455
Net unrealized appreciation on investments	278,077,373
Net assets	$514,870,328
Investor Class:
Net assets	$461,269,403
Capital shares outstanding	25,099,182
Net asset value per share	$18.38
Advisor Class:
Net assets	$16,929,576
Capital shares outstanding	993,276
Net asset value per share	$17.04
A-Class:
Net assets	$23,656,358
Capital shares outstanding	1,357,972
Net asset value per share	$17.42
Maximum offering price per share
(Net asset value divided by 95.25%)	$18.29
C-Class:
Net assets	$13,014,991
Capital shares outstanding	802,291
Net asset value per share	$16.22

STATEMENT OF OPERATIONS
Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,144)	$10,025,348
Interest	75,455
Income from securities lending, net	26,388
Other income	476
Total investment income	10,127,667

Expenses:
Management fees	5,460,974
Transfer agent and administrative fees	1,820,324
Distribution and service fees:
Advisor Class	249,931
A-Class	51,054
C-Class	152,639
Portfolio accounting fees	543,459
Custodian fees	115,407
Trustees’ fees*	75,980
Miscellaneous	1,197,597
Total expenses	9,667,365
Net investment income	460,302

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	107,668,374
Swap agreements	(1,907,592)
Futures contracts	5,869,348
Foreign currency	331
Net realized gain	111,630,461
Net change in unrealized appreciation
(depreciation) on:
Investments	(109,800,835)
Swap agreements	204,393
Futures contracts	(725,686)
Net change in unrealized appreciation
(depreciation)	(110,322,128)
Net realized and unrealized gain	1,308,333
Net increase in net assets resulting
from operations	$1,768,635

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NASDAQ-100® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$460,302	$(2,813,556)
Net realized gain on investments	111,630,461	75,735,221
Net change in unrealized appreciation (depreciation) on investments	(110,322,128)	43,102,194
Net increase in net assets resulting from operations	1,768,635	116,023,859

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,477,916,448	1,153,783,841
Advisor Class	480,871,589	571,956,189
A-Class	68,152,115	97,487,517
C-Class	29,758,316	21,424,113
Cost of shares redeemed
Investor Class	(1,792,700,742)	(1,063,699,726)
Advisor Class	(526,907,940)	(639,590,826)
A-Class	(58,126,520)	(102,605,558)
C-Class	(32,187,854)	(20,325,435)
Net increase (decrease) from capital share transactions	(353,224,588)	18,430,115
Net increase (decrease) in net assets	(351,455,953)	134,453,974

Net assets:
Beginning of year	866,326,281	731,872,307
End of year	$514,870,328	$866,326,281
Accumulated net investment loss at end of year	$(525,244)	$(1,097,969)

Capital share activity:
Shares sold
Investor Class	83,557,992	75,538,259
Advisor Class	29,677,623	40,025,316
A-Class	4,019,789	6,747,249
C-Class	1,929,154	1,580,216
Shares redeemed
Investor Class	(101,458,207)	(70,605,176)
Advisor Class	(32,634,043)	(44,503,780)
A-Class	(3,516,436)	(7,256,942)
C-Class	(2,076,951)	(1,494,948)
Net increase (decrease) in shares	(20,501,079)	30,194

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.92	$15.23	$12.83	$8.15	$11.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.05)	(.07)	(.07)	(.06)
Net gain (loss) on investments (realized and unrealized)	.44	2.74	2.47	4.75	(3.60)
Total from investment operations	.46	2.69	2.40	4.68	(3.66)
Net asset value, end of period	$18.38	$17.92	$15.23	$12.83	$8.15

Total Return[b]	2.57%	17.66%	18.71%	57.42%	(30.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$461,269	$770,626	$579,925	$571,761	$389,944
Ratios to average net assets:
Net investment income (loss)	0.13%	(0.34%)	(0.50%)	(0.63%)	(0.59%)
Total expenses	1.26%	1.27%	1.31%	1.30%	1.30%
Portfolio turnover rate	94%	94%	39%	34%	55%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$16.70	$14.27	$12.09	$7.72	$11.23
Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.13)	(.12)	(.12)	(.11)
Net gain (loss) on investments (realized and unrealized)	.42	2.56	2.30	4.49	(3.40)
Total from investment operations	.34	2.43	2.18	4.37	(3.51)
Net asset value, end of period	$17.04	$16.70	$14.27	$12.09	$7.72

Total Return[b]	2.04%	17.03%	18.03%	56.61%	(31.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,930	$65,970	$120,277	$17,859	$18,078
Ratios to average net assets:
Net investment loss	(0.51%)	(0.87%)	(1.00%)	(1.13%)	(1.11%)
Total expenses	1.75%	1.76%	1.80%	1.80%	1.79%
Portfolio turnover rate	94%	94%	39%	34%	55%

54 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NASDAQ-100® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.03	$14.52	$12.27	$7.82	$11.35
Income (loss) from investment operations:
Net investment loss[a]	(.02)	(.09)	(.11)	(.09)	(.08)
Net gain (loss) on investments (realized and unrealized)	.41	2.60	2.36	4.54	(3.45)
Total from investment operations	.39	2.51	2.25	4.45	(3.53)
Net asset value, end of period	$17.42	$17.03	$14.52	$12.27	$7.82

Total Return[b]	2.29%	17.29%	18.34%	56.91%	(31.10%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,656	$14,553	$19,806	$15,128	$3,140
Ratios to average net assets:
Net investment loss	(0.09%)	(0.61%)	(0.81%)	(0.86%)	(0.82%)
Total expenses	1.52%	1.53%	1.56%	1.55%	1.55%
Portfolio turnover rate	94%	94%	39%	34%	55%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.97	$13.72	$11.67	$7.49	$10.95
Income (loss) from investment operations:
Net investment loss[a]	(.13)	(.19)	(.19)	(.16)	(.15)
Net gain (loss) on investments (realized and unrealized)	.38	2.44	2.24	4.34	(3.31)
Total from investment operations	.25	2.25	2.05	4.18	(3.46)
Net asset value, end of period	$16.22	$15.97	$13.72	$11.67	$7.49

Total Return[b]	1.57%	16.40%	17.57%	(55.81%)	(31.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,015	$15,177	$11,864	$12,216	$6,368
Ratios to average net assets:
Net investment loss	(0.84%)	(1.35%)	(1.52%)	(1.63%)	(1.59%)
Total expenses	2.26%	2.27%	2.31%	2.30%	2.30%
Portfolio turnover rate	94%	94%	39%	34%	55%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE:  Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, with the NASDAQ-100 Index up 3.72%, the Inverse NASDAQ-100® Fund Investor Class returned -6.50%. For the one-year period ended March 28, 2013, Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Health Care sector contributed the most to performance of the underlying index, followed by the Consumer Discretionary sector. Information Technology, which accounted for most of the underlying index, was the largest detractor, followed by the Industrials sector.

Google, Inc., Gilead Sciences, Inc. and Amazon.com, Inc. were the holdings contributing most to performance of the underlying index for the year, while Apple, Inc., Intel Corp. and Microsoft Corp. detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:

Investor Class	September 3, 1998
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 7, 2001

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

56 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	-6.50%	-16.00%	-12.79%
C-Class Shares	-7.58%	-16.88%	-13.69%
C-Class Shares with CDSC‡	-8.51%	-16.88%	-13.69%
NASDAQ-100 Index	3.72%	10.58%	11.42%

			Since
			Inception
			(08/01/03)
Advisor Class Shares	-7.00%	-16.40%	-11.51%
NASDAQ-100 Index	3.72%	10.58%	9.36%

			(03/31/04)
A-Class Shares	-6.89%	-16.27%	-10.59%
A-Class Shares with sales charge†	-11.34%	-17.08%	-11.08%
NASDAQ-100 Index	3.72%	10.58%	8.50%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS	March 28, 2013

INVERSE NASDAQ-100® STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 94.9%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$4,901,152	$4,901,152
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	4,020,939	4,020,939
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	862,880	862,880
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	407,589	407,589
Total Repurchase Agreements
(Cost $10,192,560)		10,192,560
Total Investments - 94.9%
(Cost $10,192,560)		$10,192,560
Other Assets & Liabilities, net - 5.1%		548,469
Total Net Assets - 100.0%		$10,741,029

		Unrealized
	Contracts	Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2013 NASDAQ-100 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $2,249,000)	40	$(17,114)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
April 2013 NASDAQ-100 Index Swap,
Terminating 04/29/13[3]
(Notional Value $1,205,180)	428	$(5,070)
Barclays Bank plc
April 2013 NASDAQ-100 Index Swap,
Terminating 04/30/13[3]
(Notional Value $2,902,164)	1,030	(8,928)
Credit Suisse Capital, LLC
April 2013 NASDAQ-100 Index Swap,
Terminating 04/30/13[3]
(Notional Value $4,373,961)	1,552	(13,576)
(Total Notional Value $8,481,305)		$(27,574)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[3]	Total Return based on NASDAQ-100 Index +/- financing at a variable rate. plc — Public Limited Company

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

inverse NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $10,192,560)	$10,192,560
Segregated cash with broker	610,000
Receivables:
Fund shares sold	13,988
Interest	118
Total assets	10,816,666

Liabilities:
Unrealized depreciation on swap agreements	27,574
Payable for:
Fund shares redeemed	13,279
Management fees	10,446
Variation margin	8,200
Transfer agent and administrative fees	2,902
Distribution and service fees	2,305
Portfolio accounting fees	1,161
Miscellaneous	9,770
Total liabilities	75,637
Net assets	$10,741,029
Net assets consist of:
Paid in capital	$89,234,056
Accumulated net investment loss	(56,251)
Accumulated net realized loss on investments	(78,392,088)
Net unrealized depreciation on investments	(44,688)
Net assets	$10,741,029
Investor Class:
Net assets	$7,708,728
Capital shares outstanding	877,831
Net asset value per share	$8.78
Advisor Class:
Net assets	$2,171,357
Capital shares outstanding	259,429
Net asset value per share	$8.37
A-Class:
Net assets	$182,694
Capital shares outstanding	21,437
Net asset value per share	$8.52
Maximum offering price per share
(Net asset value divided by 95.25%)	$8.94
C-Class:
Net assets	$678,250
Capital shares outstanding	88,261
Net asset value per share	$7.68

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$17,307
Total investment income	17,307

Expenses:
Management fees	130,253
Transfer agent and administrative fees	36,181
Distribution and service fees:
Advisor Class	14,496
A-Class	1,195
C-Class	8,271
Portfolio accounting fees	14,472
Custodian fees	2,184
Trustees’ fees*	1,622
Miscellaneous	24,478
Total expenses	233,152
Net investment loss	(215,845)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(524,288)
Futures contracts	(1,005,563)
Net realized loss	(1,529,851)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(68,693)
Futures contracts	(17,114)
Net change in unrealized appreciation (depreciation)	(85,807)
Net realized and unrealized loss	(1,615,658)
Net decrease in net assets resulting from operations	$(1,831,503)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 59

inverse NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(215,845)	$(298,274)
Net realized loss on investments	(1,529,851)	(7,827,993)
Net change in unrealized appreciation (depreciation) on investments	(85,807)	547,611
Net decrease in net assets resulting from operations	(1,831,503)	(7,578,656)

Capital share transactions:
Proceeds from sale of shares
Investor Class	171,623,947	142,109,664
Advisor Class	21,701,866	114,452,287
A-Class	2,082,298	6,351,382
C-Class	10,143,906	7,348,638
Cost of shares redeemed
Investor Class	(171,487,070)	(162,650,698)
Advisor Class	(19,284,493)	(111,429,096)
A-Class	(2,284,696)	(6,619,902)
C-Class	(10,147,691)	(8,759,826)
Net increase (decrease) from capital share transactions	2,348,067	(19,197,551)
Net increase (decrease) in net assets	516,564	(26,776,207)

Net assets:
Beginning of year	10,224,465	37,000,672
End of year	$10,741,029	$10,224,465
Accumulated net investment loss at end of year	$(56,251)	$(46,094)

Capital share activity:
Shares sold
Investor Class	18,431,274	12,219,255
Advisor Class	2,392,488	9,713,681
A-Class	219,030	569,930
C-Class	1,225,599	688,617
Shares redeemed
Investor Class	(18,489,682)	(14,048,576)
Advisor Class	(2,156,089)	(9,746,834)
A-Class	(249,333)	(599,296)
C-Class	(1,227,725)	(826,443)
Net increase (decrease) in shares	145,562	(2,029,666)

60 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

inverse NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$9.39	$11.92	$15.07	$25.09	$21.27
Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.16)	(.18)	(.25)	(.06)
Net gain (loss) on investments (realized and unrealized)	(.49)	(2.37)	(2.97)	(9.77)	4.25
Total from investment operations	(.61)	(2.53)	(3.15)	(10.02)	4.19
Less distributions from:
Net investment income	—	—	—	—	(.37)
Total distributions	—	—	—	—	(.37)
Net asset value, end of period	$8.78	$9.39	$11.92	$15.07	$25.09

Total Return[b]	(6.50%)	(21.22%)	(20.90%)	(39.94%)	19.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,709	$8,792	$32,978	$21,137	$33,672
Ratios to average net assets:
Net investment loss	(1.32%)	(1.38%)	(1.30%)	(1.35%)	(0.26%)
Total expenses	1.44%	1.45%	1.47%	1.47%	1.46%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$9.00	$11.43	$14.54	$24.37	$20.77
Income (loss) from investment operations:
Net investment loss[a]	(.16)	(.21)	(.24)	(.32)	(.06)
Net gain (loss) on investments (realized and unrealized)	(.47)	(2.22)	(2.87)	(9.51)	4.03
Total from investment operations	(.63)	(2.43)	(3.11)	(9.83)	3.97
Less distributions from:
Net investment income	—	—	—	—	(.37)
Total distributions	—	—	—	—	(.37)
Net asset value, end of period	$8.37	$9.00	$11.43	$14.54	$24.37

Total Return[b]	(7.00%)	(21.26%)	(21.39%)	(40.34%)	18.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,171	$207	$642	$916	$476
Ratios to average net assets:
Net investment loss	(1.83%)	(1.91%)	(1.80%)	(1.84%)	(0.29%)
Total expenses	1.95%	1.95%	1.97%	1.97%	1.97%
Portfolio turnover rate	—	—	—	—	—

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 61

inverse NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$9.15	$11.66	$14.78	$24.67	$20.97
Income (loss) from investment operations:
Net investment loss[a]	(.14)	(.18)	(.21)	(.26)	(.22)
Net gain (loss) on investments (realized and unrealized)	(.49)	(2.33)	(2.91)	(9.63)	4.29
Total from investment operations	(.63)	(2.51)	(3.12)	(9.89)	4.07
Less distributions from:
Net investment income	—	—	—	—	(.37)
Total distributions	—	—	—	—	(.37)
Net asset value, end of period	$8.52	$9.15	$11.66	$14.78	$24.67

Total Return[b]	(6.89%)	(21.53%)	(21.11%)	(40.09%)	19.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$183	$474	$946	$1,041	$2,301
Ratios to average net assets:
Net investment loss	(1.56%)	(1.62%)	(1.54%)	(1.37%)	(0.92%)
Total expenses	1.68%	1.69%	1.72%	1.71%	1.71%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$8.32	$10.67	$13.62	$22.91	$19.63
Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.24)	(.29)	(.39)	(.25)
Net gain (loss) on investments (realized and unrealized)	(.45)	(2.11)	(2.66)	(8.90)	3.90
Total from investment operations	(.64)	(2.35)	(2.95)	(9.29)	3.65
Less distributions from:
Net investment income	—	—	—	—	(.37)
Total distributions	—	—	—	—	(.37)
Net asset value, end of period	$7.68	$8.32	$10.67	$13.62	$22.91

Total Return[b]	(7.58%)	(22.12%)	(21.66%)	(40.55%)	18.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$678	$752	$2,435	$1,858	$3,066
Ratios to average net assets:
Net investment loss	(2.32%)	(2.37%)	(2.29%)	(2.33%)	(1.19%)
Total expenses	2.44%	2.45%	2.47%	2.47%	2.47%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

62 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 63

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE:  Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, the Mid-Cap 1.5x Strategy Fund H-Class returned 24.43%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 17.83%. The Fund had a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Financials and Industrials provided the most performance to the underlying index during the year. No sector detracted, but Telecommunications Services and Information Technology contributed least to the performance of the underlying index.

Regeneron Pharmacueticals, Inc., Kansas City Southern and HollyFrontier Corp. contributed the most performance to the underlying index for the period. Informatica Corp., Riverbed Technology, Inc. and VeriFone Systems, Inc. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings (% of Total Net Assets)
Regeneron Pharmaceuticals, Inc.	0.6%
Kansas City Southern	0.6%
Vertex Pharmaceuticals, Inc.	0.6%
Equinix, Inc.	0.5%
AMETEK, Inc.	0.5%
HollyFrontier Corp.	0.5%
Church & Dwight Company, Inc.	0.4%
Macerich Co.	0.4%
Realty Income Corp.	0.4%
Henry Schein, Inc.	0.4%
Top Ten Total	4.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

64 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/28/13
	1 Year	5 Year	10 Year
C-Class Shares	23.48%	8.10%	12.15%
C-Class Shares with CDSC‡	22.48%	8.10%	12.15%
H-Class Shares	24.43%	8.92%	12.99%
S&P MidCap 400 Index	17.83%	9.85%	12.45%

			Since
			Inception
	1 Year	5 Year	(03/31/04)
A-Class Shares	24.40%	8.90%	7.52%
A-Class Shares with sales charge†	18.48%	7.84%	6.94%
S&P MidCap 400 Index	17.83%	9.85%	8.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS	March 28, 2013
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
COMMON STOCKS† - 61.8%

Financials - 14.4%
Macerich Co.	4,065	$261,704
Realty Income Corp.	5,742	260,400
Affiliated Managers Group, Inc.*	1,560	239,569
SL Green Realty Corp.	2,700	232,497
Rayonier, Inc.	3,688	220,064
Federal Realty Investment Trust	1,919	207,329
Alleghany Corp.*	497	196,772
Everest Re Group Ltd.	1,514	196,608
New York Community Bancorp, Inc.[1]	13,033	187,024
UDR, Inc.	7,406	179,151
Camden Property Trust	2,504	171,975
Essex Property Trust, Inc.	1,119	168,499
Duke Realty Corp.	9,526	161,751
Fidelity National Financial, Inc. — Class A	6,365	160,589
Raymond James Financial, Inc.	3,344	154,158
Arthur J Gallagher & Co.	3,723	153,797
Senior Housing Properties Trust	5,569	149,416
Taubman Centers, Inc.	1,880	146,001
WR Berkley Corp.	3,257	144,513
Eaton Vance Corp.	3,442	143,979
Regency Centers Corp.	2,680	141,799
Liberty Property Trust	3,544	140,874
American Campus Communities, Inc.	3,097	140,418
Alexandria Real Estate Equities, Inc.	1,892	134,294
Reinsurance Group of America, Inc. — Class A	2,190	130,677
Jones Lang LaSalle, Inc.	1,308	130,028
HCC Insurance Holdings, Inc.	2,981	125,291
National Retail Properties, Inc.	3,430	124,063
MSCI, Inc. — Class A*	3,564	120,926
Extra Space Storage, Inc.	3,053	119,891
BioMed Realty Trust, Inc.	5,448	117,677
Kilroy Realty Corp.	2,220	116,328
Corrections Corporation of America	2,971	116,077
SEI Investments Co.	3,984	114,938
Cullen/Frost Bankers, Inc.	1,820	113,806
Brown & Brown, Inc.	3,492	111,884
Hospitality Properties Trust	4,073	111,763
Waddell & Reed Financial, Inc. — Class A	2,537	111,070
BRE Properties, Inc.	2,280	110,990
Signature Bank*	1,367	107,666
East West Bancorp, Inc.	4,152	106,582
American Financial Group, Inc.	2,215	104,947
Weingarten Realty Investors	3,305	104,273
Omega Healthcare Investors, Inc.	3,343	101,493
Home Properties, Inc.	1,529	96,969
CBOE Holdings, Inc.	2,587	95,564
SVB Financial Group*	1,330	94,350
Highwoods Properties, Inc.	2,382	94,256
Commerce Bancshares, Inc.	2,287	93,378
First Niagara Financial Group, Inc.	10,440	92,498
Old Republic International Corp.	7,147	90,838
City National Corp.	1,406	82,827
Protective Life Corp.	2,312	82,770
First American Financial Corp.	3,186	81,466
Aspen Insurance Holdings Ltd.	2,069	79,822
Hancock Holding Co.	2,510	77,609
Associated Banc-Corp.	4,969	75,479
TCF Financial Corp.	4,822	72,137
Mack-Cali Realty Corp.	2,474	70,781
Fulton Financial Corp.	5,877	68,761
Corporate Office Properties Trust	2,532	67,554
Bank of Hawaii Corp.	1,327	67,425
Federated Investors, Inc. — Class B1	2,780	65,803
Hanover Insurance Group, Inc.	1,320	65,578
Prosperity Bancshares, Inc.	1,319	62,507
Valley National Bancorp[1]	5,893	60,344
Webster Financial Corp.	2,371	57,520
StanCorp Financial Group, Inc.	1,313	56,144
Potlatch Corp.	1,192	54,665
Washington Federal, Inc.	3,119	54,583
Synovus Financial Corp.	19,677	54,505
FirstMerit Corp.	3,244	53,623
Janus Capital Group, Inc.	5,636	52,978
Kemper Corp.	1,613	52,600
Apollo Investment Corp.	6,002	50,177
Trustmark Corp.	1,990	49,770
Alexander & Baldwin, Inc.*	1,274	45,546
Primerica, Inc.	1,358	44,515
Equity One, Inc.	1,827	43,793
Cathay General Bancorp	2,165	43,560
Greenhill & Company, Inc.	765	40,836
Mercury General Corp.	1,074	40,737
BancorpSouth, Inc.	2,461	40,114
Westamerica Bancorporation	800	36,264
International Bancshares Corp.	1,613	33,550
Astoria Financial Corp.	2,428	23,940
Total Financials		9,261,687
Industrials - 10.8%
Kansas City Southern	3,266	362,200
AMETEK, Inc.	7,204	312,366
J.B. Hunt Transport Services, Inc.	2,683	199,829
B/E Aerospace, Inc.*	3,098	186,778
Fortune Brands Home & Security, Inc.*	4,864	182,060
Hubbell, Inc. — Class B	1,578	153,240
United Rentals, Inc.*	2,749	151,113
AGCO Corp.	2,877	149,948
Wabtec Corp.	1,415	144,486
Donaldson Company, Inc.	3,990	144,397
KBR, Inc.	4,369	140,157
Genesee & Wyoming, Inc. — Class A*	1,467	136,592
Timken Co.	2,357	133,359
Lincoln Electric Holdings, Inc.	2,455	133,012
Alaska Air Group, Inc.*	2,078	132,909
Waste Connections, Inc.	3,651	131,363
IDEX Corp.	2,445	130,612
Manpower, Inc.	2,271	128,812
Kirby Corp.*	1,676	128,717
Carlisle Companies, Inc.	1,883	127,649

66 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

MSC Industrial Direct Company, Inc. — Class A	1,383	$118,634
Triumph Group, Inc.	1,489	116,887
Towers Watson & Co. — Class A	1,670	115,764
Terex Corp.*	3,279	112,863
Nordson Corp.	1,679	110,730
Oshkosh Corp.*	2,589	110,007
SPX Corp.	1,387	109,518
Gardner Denver, Inc.	1,456	109,360
Valmont Industries, Inc.	692	108,831
Regal-Beloit Corp.	1,333	108,719
Copart, Inc.*	3,140	107,639
URS Corp.	2,270	107,621
Trinity Industries, Inc.	2,344	106,254
Graco, Inc.	1,800	104,454
AECOM Technology Corp.*	3,099	101,647
Kennametal, Inc.	2,347	91,627
Clean Harbors, Inc.*	1,566	90,969
Acuity Brands, Inc.	1,263	87,589
Lennox International, Inc.	1,358	86,219
Crane Co.	1,426	79,656
Landstar System, Inc.	1,375	78,499
Huntington Ingalls Industries, Inc.	1,468	78,288
ITT Corp.	2,735	77,756
CLARCOR, Inc.	1,469	76,946
Watsco, Inc.	880	74,078
GATX Corp.	1,385	71,978
Woodward, Inc.	1,794	71,329
Alliant Techsystems, Inc.	971	70,330
Esterline Technologies Corp.*	920	69,644
RR Donnelley & Sons Co.[1]	5,339	64,335
Deluxe Corp.	1,507	62,390
Exelis, Inc.	5,571	60,668
Harsco Corp.	2,391	59,225
Con-way, Inc.	1,660	58,449
Corporate Executive Board Co.	987	57,404
General Cable Corp.*	1,471	53,883
Rollins, Inc.	1,947	47,799
Herman Miller, Inc.	1,726	47,759
HNI Corp.	1,329	47,166
JetBlue Airways Corp.*	6,653	45,906
Mine Safety Appliances Co.	923	45,799
FTI Consulting, Inc.*	1,212	45,644
UTI Worldwide, Inc.	3,076	44,540
Brink’s Co.	1,416	40,016
Granite Construction, Inc.	1,057	33,655
Werner Enterprises, Inc.	1,320	31,865
Matson, Inc.	1,262	31,045
Total Industrials		6,940,983
Information Technology - 9.3%
Equinix, Inc.*	1,450	313,650
Alliance Data Systems Corp.*	1,475	238,788
Trimble Navigation Ltd.*	7,560	226,498
ANSYS, Inc.*	2,747	223,660
Cree, Inc.*	3,449	188,695
Rackspace Hosting, Inc.*	3,270	165,070
Synopsys, Inc.*	4,554	163,398
Gartner, Inc.*	2,760	150,172
Avnet, Inc.*	4,058	146,900
NCR Corp.*	4,845	133,528
Arrow Electronics, Inc.*	3,139	127,506
Skyworks Solutions, Inc.*	5,685	125,241
Solera Holdings, Inc.	2,044	119,227
Jack Henry & Associates, Inc.	2,551	117,882
Cadence Design Systems, Inc.*	8,344	116,232
Global Payments, Inc.	2,335	115,956
FactSet Research Systems, Inc.[1]	1,208	111,861
Informatica Corp.*	3,192	110,028
SolarWinds, Inc.*	1,824	107,798
MICROS Systems, Inc.*	2,350	106,948
CommVault Systems, Inc.*	1,268	103,951
TIBCO Software, Inc.*	4,605	93,113
Concur Technologies, Inc.*	1,346	92,416
National Instruments Corp.	2,810	92,028
NeuStar, Inc. — Class A*	1,959	91,152
Atmel Corp.*	13,004	90,508
WEX, Inc.*	1,150	90,275
PTC, Inc.*	3,538	90,184
Broadridge Financial Solutions, Inc.	3,612	89,722
AOL, Inc.	2,284	87,911
Ingram Micro, Inc. — Class A*	4,456	87,694
Compuware Corp.*	6,281	78,513
CoreLogic, Inc.*	2,897	74,916
Riverbed Technology, Inc.*	4,832	72,046
Zebra Technologies Corp. — Class A*	1,510	71,166
Semtech Corp.*	1,960	69,364
VeriFone Systems, Inc.*	3,195	66,073
Rovi Corp.*	3,074	65,814
Lender Processing Services, Inc.	2,511	63,930
DST Systems, Inc.	889	63,359
ValueClick, Inc.*	2,108	62,291
InterDigital, Inc.[1]	1,222	58,448
Polycom, Inc.*	5,239	58,048
ACI Worldwide, Inc.*	1,170	57,166
Diebold, Inc.	1,869	56,668
Plantronics, Inc.	1,264	55,856
Itron, Inc.*	1,166	54,102
Convergys Corp.	3,144	53,542
Fairchild Semiconductor International, Inc. — Class A*	3,764	53,223
Vishay Intertechnology, Inc.*	3,909	53,201
Tech Data Corp.*	1,118	50,992
Mentor Graphics Corp.	2,797	50,486
Lexmark International, Inc. — Class A	1,869	49,342
Ciena Corp.*	3,004	48,094
Fair Isaac Corp.	1,047	47,837
Silicon Laboratories, Inc.*	1,145	47,357
Acxiom Corp.*	2,190	44,676
RF Micro Devices, Inc.*	8,279	44,044
Cypress Semiconductor Corp.	3,979	43,888
International Rectifier Corp.*	2,050	43,358

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
MID-CAP 1.5x STRATEGY FUND

	Shares	Value
ADTRAN, Inc.	1,833	$36,018
Intersil Corp. — Class A	3,737	32,549
Integrated Device Technology, Inc.*	4,313	32,218
QLogic Corp.*	2,692	31,227
Advent Software, Inc.*	939	26,264
MEMC Electronic Materials, Inc.*	5,932	26,101
ManTech International Corp. — Class A	699	18,782
Tellabs, Inc.	8,532	17,832
Monster Worldwide, Inc.*	3,454	17,512
Total Information Technology		6,014,295
Consumer Discretionary - 7.7%
Tractor Supply Co.	2,051	213,571
Mohawk Industries, Inc.*	1,729	195,584
LKQ Corp.*	8,834	192,228
Advance Auto Parts, Inc.	2,185	180,590
Polaris Industries, Inc.	1,880	173,881
Signet Jewelers Ltd.	2,399	160,733
Foot Locker, Inc.	4,462	152,779
Toll Brothers, Inc.*	4,451	152,402
NVR, Inc.*	135	145,815
Jarden Corp.*	3,283	140,677
Panera Bread Co. — Class A*	832	137,479
Dick’s Sporting Goods, Inc.	2,903	137,312
Hanesbrands, Inc.*	2,907	132,443
Williams-Sonoma, Inc.	2,553	131,530
Tupperware Brands Corp.	1,603	131,029
Under Armour, Inc. — Class A*	2,294	117,453
AMC Networks, Inc. — Class A*	1,712	108,164
Service Corporation International	6,246	104,496
American Eagle Outfitters, Inc.	5,337	99,802
Cinemark Holdings, Inc.	3,031	89,233
Tempur-Pedic International, Inc.*	1,768	87,746
Carter’s, Inc.*	1,508	86,363
Gentex Corp.	4,237	84,782
Cabela’s, Inc.*	1,370	83,269
Chico’s FAS, Inc.	4,906	82,421
Lamar Advertising Co. — Class A*	1,635	79,477
Brinker International, Inc.	2,098	78,990
Sotheby’s	2,010	75,194
Ascena Retail Group, Inc.*	3,756	69,674
Rent-A-Center, Inc. — Class A	1,722	63,611
Bally Technologies, Inc.*	1,216	63,196
Big Lots, Inc.*	1,714	60,453
HSN, Inc.	1,094	60,017
Aaron’s, Inc.	2,091	59,970
Deckers Outdoor Corp.*,1	1,021	56,859
Cheesecake Factory, Inc.	1,454	56,139
John Wiley & Sons, Inc. — Class A	1,386	53,998
DeVry, Inc.	1,680	53,340
KB Home	2,422	52,727
Life Time Fitness, Inc.*	1,176	50,310
Thor Industries, Inc.	1,306	48,048
Wendy’s Co.	8,336	47,265
Guess?, Inc.	1,815	45,066
MDC Holdings, Inc.	1,158	42,441
ANN, Inc.*	1,430	41,499
WMS Industries, Inc.*	1,626	40,991
Meredith Corp.[1]	1,067	40,823
DreamWorks Animation SKG,
Inc. — Class A*	2,120	40,195
New York Times Co. — Class A*	3,615	35,427
Bob Evans Farms, Inc.	827	35,247
Valassis Communications, Inc.[1]	1,163	34,739
Saks, Inc.*	3,000	34,410
Office Depot, Inc.*	8,464	33,264
Aeropostale, Inc.*	2,314	31,470
Regis Corp.	1,674	30,450
Matthews International Corp. — Class A	820	28,610
International Speedway Corp. — Class A	761	24,869
Scholastic Corp.	790	21,054
Barnes & Noble, Inc.*	1,094	17,996
Strayer Education, Inc.	338	16,352
Scientific Games Corp. — Class A*	1,563	13,676
Total Consumer Discretionary		4,959,629
Health Care - 6.0%
Regeneron Pharmaceuticals, Inc.*	2,266	399,722
Vertex Pharmaceuticals, Inc.*	6,460	355,171
Henry Schein, Inc.*	2,594	240,075
ResMed, Inc.	4,250	197,031
Mettler-Toledo International, Inc.*	894	190,618
Hologic, Inc.*	7,925	179,105
Universal Health Services, Inc. — Class B	2,636	168,360
Cooper Companies, Inc.	1,430	154,268
IDEXX Laboratories, Inc.*	1,616	149,302
MEDNAX, Inc.*	1,479	132,563
Community Health Systems, Inc.	2,733	129,517
Omnicare, Inc.	3,096	126,069
Covance, Inc.*	1,633	121,365
Endo Health Solutions, Inc.*	3,379	103,938
Teleflex, Inc.	1,216	102,764
Health Management Associates, Inc. — Class A*	7,610	97,941
United Therapeutics Corp.*	1,380	84,001
Bio-Rad Laboratories, Inc. — Class A*	594	74,844
WellCare Health Plans, Inc.*	1,279	74,131
STERIS Corp.	1,728	71,902
HMS Holdings Corp.*	2,580	70,047
Techne Corp.	1,026	69,614
Allscripts Healthcare Solutions, Inc.*	5,095	69,241
Health Net, Inc.*	2,348	67,200
LifePoint Hospitals, Inc.*	1,386	67,166
Thoratec Corp.*	1,708	64,050
Charles River Laboratories International, Inc.*	1,426	63,129
Hill-Rom Holdings, Inc.	1,782	62,762
VCA Antech, Inc.*	2,620	61,544
Owens & Minor, Inc.	1,872	60,952
Masimo Corp.	1,551	30,431
Total Health Care		3,838,823

68 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

MATERIALS - 4.2%
Rock Tenn Co. — Class A	2,129	$197,550
Albemarle Corp.	2,634	164,677
Ashland, Inc.	2,170	161,232
Reliance Steel & Aluminum Co.	2,258	160,702
Valspar Corp.	2,481	154,442
Martin Marietta Materials, Inc.	1,361	138,849
Royal Gold, Inc.	1,923	136,591
Packaging Corporation of America	2,904	130,302
RPM International, Inc.	3,919	123,762
Aptargroup, Inc.	1,960	112,406
Sonoco Products Co.	2,989	104,585
Steel Dynamics, Inc.	6,521	103,488
Cytec Industries, Inc.	1,326	98,230
Louisiana-Pacific Corp.*	4,120	88,992
NewMarket Corp.	323	84,096
Domtar Corp.	1,030	79,949
Compass Minerals International, Inc.	989	78,032
Carpenter Technology Corp.	1,313	64,718
Silgan Holdings, Inc.	1,343	63,457
Cabot Corp.	1,777	60,773
Olin Corp.	2,370	59,771
Sensient Technologies Corp.	1,484	58,010
Commercial Metals Co.	3,446	54,619
Scotts Miracle-Gro Co. — Class A	1,145	49,510
Worthington Industries, Inc.	1,562	48,391
Greif, Inc. — Class A	895	47,990
Minerals Technologies, Inc.	1,037	43,046
Intrepid Potash, Inc.	1,592	29,866
Total Materials		2,698,036
ENERGY - 3.7%
HollyFrontier Corp.	6,028	310,141
Oceaneering International, Inc.	3,199	212,445
Cimarex Energy Co.	2,556	192,826
Plains Exploration & Production Co.*	3,820	181,335
Dresser-Rand Group, Inc.*	2,249	138,672
Oil States International, Inc.*	1,623	132,388
Superior Energy Services, Inc.*	4,716	122,475
SM Energy Co.	1,956	115,834
Energen Corp.	2,140	111,301
Patterson-UTI Energy, Inc.	4,319	102,965
Dril-Quip, Inc.*	1,075	93,708
Atwood Oceanics, Inc.*	1,692	88,898
World Fuel Services Corp.	2,142	85,080
Rosetta Resources, Inc.*	1,560	74,225
Tidewater, Inc.	1,464	73,932
Helix Energy Solutions Group, Inc.*	2,911	66,604
Unit Corp.*	1,298	59,124
Alpha Natural Resources, Inc.*	6,532	53,628
CARBO Ceramics, Inc.	583	53,094
Arch Coal, Inc.	5,482	29,767
Bill Barrett Corp.*	1,424	28,864
Northern Oil and Gas, Inc.*	1,753	25,208
Forest Oil Corp.*	3,531	18,573
Quicksilver Resources, Inc.*	3,532	7,947
Total Energy		2,379,034
UTILITIES - 3.1%
OGE Energy Corp.	2,928	204,902
Alliant Energy Corp.	3,286	164,891
National Fuel Gas Co.	2,467	151,350
MDU Resources Group, Inc.	5,590	139,694
N.V. Energy, Inc.	6,960	139,409
Aqua America, Inc.	4,158	130,728
UGI Corp.	3,346	128,453
Questar Corp.	5,187	126,200
Westar Energy, Inc.	3,758	124,690
Atmos Energy Corp.	2,682	114,495
Great Plains Energy, Inc.	4,543	105,352
Vectren Corp.	2,437	86,319
Cleco Corp.	1,799	84,607
Hawaiian Electric Industries, Inc.	2,907	80,553
IDACORP, Inc.	1,482	71,536
WGL Holdings, Inc.	1,534	67,649
Black Hills Corp.	1,310	57,692
PNM Resources, Inc.	2,357	54,895
Total Utilities		2,033,415
CONSUMER STAPLES - 2.3%
Church & Dwight Company, Inc.	4,082	263,820
Green Mountain Coffee Roasters, Inc.*,1	3,657	207,571
Energizer Holdings, Inc.	1,837	183,204
Ingredion, Inc.	2,290	165,613
Hillshire Brands Co.	3,637	127,841
Flowers Foods, Inc.	3,395	111,831
Smithfield Foods, Inc.*	3,692	97,764
United Natural Foods, Inc.*	1,460	71,832
Harris Teeter Supermarkets, Inc.	1,466	62,613
Lancaster Colony Corp.	577	44,429
Post Holdings, Inc.*	966	41,470
Universal Corp.	689	38,612
SUPERVALU, Inc.[1]	5,912	29,796
Tootsie Roll Industries, Inc.[1]	626	18,711
Total Consumer Staples		1,465,107
TELECOMMUNICATION SERVICES - 0.3%
tw telecom, Inc. — Class A*	4,498	113,305
Telephone & Data Systems, Inc.	2,978	62,746
Total Telecommunication Services		176,051
Total Common Stocks
(Cost $30,717,618)		39,767,060

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 36.6%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$11,113,842	$11,113,842
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	9,117,874	9,117,874
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[3]	2,389,948	2,389,948
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	924,248	924,248
Total Repurchase Agreements
(Cost $23,545,912)		23,545,912

SECURITIES LENDING COLLATERAL††,4 - 0.4%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	154,593	154,593
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	121,611	121,611
Total Securities Lending Collateral
(Cost $276,204)		276,204
Total Investments - 98.8%
(Cost $54,539,734)		$63,589,176
Other Assets & Liabilities, net - 1.2%		783,587
Total Net Assets - 100.0%		$64,372,763

	Contracts	Unrealized Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $28,765,000)	250	$679,817

	Units
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
April 2013 S&P MidCap 400 Index Swap,
Terminating 04/29/13[5]
(Notional Value $14,628,078)	12,679	$125,145
Barclays Bank plc
April 2013 S&P MidCap 400 Index Swap,
Terminating 04/30/13[5]
(Notional Value $11,734,197)	10,171	77,802
Credit Suisse Capital, LLC
April 2013 S&P MidCap 400 Index Swap,
Terminating 04/30/13[5]
(Notional Value $1,476,855)	1,280	9,792
(Total Notional Value $27,839,130)		$212,739

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[4]	Securities lending collateral — See Note 11.
[5]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate.
plc — Public Limited Company

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $270,390 of securities loaned
(cost $30,717,618)	$39,767,060
Repurchase agreements, at value
(cost $23,822,116)	23,822,116
Total investments
(cost $54,539,734)	63,589,176
Segregated cash with broker	1,870,000
Unrealized appreciation on swap agreements	212,739
Receivable for swap settlement	9,816
Cash	6,532
Receivables:
Fund shares sold	298,250
Variation margin	167,500
Dividends	31,679
Interest	607
Total assets	66,186,299
Liabilities:
Payable for:
Fund shares redeemed	1,425,604
Upon return of securities loaned	276,204
Management fees	40,493
Distribution and service fees	14,184
Transfer agent and administrative fees	11,248
Portfolio accounting fees	4,499
Securities purchased	3,575
Miscellaneous	37,729
Total liabilities	1,813,536
Net assets	$64,372,763
Net assets consist of:
Paid in capital	$64,898,357
Accumulated net investment loss	(151,408)
Accumulated net realized loss on investments	(10,316,184)
Net unrealized appreciation on investments	9,941,998
Net assets	$64,372,763
A-Class:
Net assets	$2,198,705
Capital shares outstanding	48,788
Net asset value per share	$45.07
Maximum offering price per share
(Net asset value divided by 95.25%)	$47.32
C-Class:
Net assets	$5,107,031
Capital shares outstanding	124,640
Net asset value per share	$40.97
H-Class:
Net assets	$57,067,027
Capital shares outstanding	1,264,532
Net asset value per share	$45.13

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends	$448,551
Interest	11,446
Income from securities lending, net	2,323
Total investment income	462,320

Expenses:
Management fees	332,402
Transfer agent and administrative fees	92,334
Distribution and service fees:
A-Class	3,578
C-Class	38,869
H-Class	79,039
Portfolio accounting fees	36,933
Custodian fees	5,071
Trustees’ fees*	2,814
Miscellaneous	53,959
Total expenses	644,999
Net investment loss	(182,679)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,068,368
Swap agreements	4,047,581
Futures contracts	2,264,410
Net realized gain	8,380,359
Net change in unrealized appreciation
(depreciation) on:
Investments	4,133,322
Swap agreements	238,872
Futures contracts	484,714
Net change in unrealized appreciation
(depreciation)	4,856,908
Net realized and unrealized gain	13,237,267
Net increase in net assets resulting from operations	$13,054,588

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(182,679)	$(248,932)
Net realized gain (loss) on investments	8,380,359	(3,727,066)
Net change in unrealized appreciation (depreciation) on investments	4,856,908	(744,351)
Net increase (decrease) in net assets resulting from operations	13,054,588	(4,720,349)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,093,533	4,439,075
C-Class	5,836,319	8,856,328
H-Class	306,913,190	191,352,207
Cost of shares redeemed
A-Class	(6,186,951)	(4,211,118)
C-Class	(6,337,463)	(9,591,810)
H-Class	(278,786,299)	(212,908,174)
Net increase (decrease) from capital share transactions	27,532,329	(22,063,492)
Net increase (decrease) in net assets	40,586,917	(26,783,841)

Net assets:
Beginning of year	23,785,846	50,569,687
End of year	$64,372,763	$23,785,846
Accumulated net investment loss at end of year	$(151,408)	$(67,408)

Capital share activity:
Shares sold
A-Class	150,735	137,923
C-Class	171,185	276,605
H-Class	8,203,357	5,925,626
Shares redeemed
A-Class	(157,070)	(133,333)
C-Class	(191,671)	(307,940)
H-Class	(7,406,790)	(6,606,666)
Net increase (decrease) in shares	769,746	(707,785)

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$36.23	$37.14	$26.89	$13.33	$32.39
Income (loss) from investment operations:
Net investment loss[a]	(.16)	(.23)	(.26)	(.16)	— [b]
Net gain (loss) on investments (realized and unrealized)	9.00	(.68)	10.51	13.72	(17.74)
Total from investment operations	8.84	(.91)	10.25	13.56	(17.74)
Less distributions from:
Net realized gains	—	—	—	—	(1.32)
Total distributions	—	—	—	—	(1.32)
Net asset value, end of period	$45.07	$36.23	$37.14	$26.89	$13.33

Total Return[c]	24.40%	(2.45%)	38.12%	101.73%	(54.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,199	$1,997	$1,877	$1,567	$1,080
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.68%)	(0.88%)	(0.79%)	0.01%
Total expenses	1.66%	1.66%	1.70%	1.69%	1.68%
Portfolio turnover rate	447%	141%	211%	219%	204%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$33.18	$34.26	$24.98	$12.47	$30.73
Income (loss) from investment operations:
Net investment loss[a]	(.41)	(.43)	(.43)	(.27)	(.17)
Net gain (loss) on investments (realized and unrealized)	8.20	(.65)	9.71	12.78	(16.77)
Total from investment operations	7.79	(1.08)	9.28	12.51	(16.94)
Less distributions from:
Net realized gains	—	—	—	—	(1.32)
Total distributions	—	—	—	—	(1.32)
Net asset value, end of period	$40.97	$33.18	$34.26	$24.98	$12.47

Total Return[c]	23.48%	(3.15%)	37.15%	100.32%	(55.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,107	$4,815	$6,045	$4,069	$2,954
Ratios to average net assets:
Net investment loss	(1.23%)	(1.42%)	(1.59%)	(1.43%)	(0.72%)
Total expenses	2.40%	2.41%	2.44%	2.44%	2.43%
Portfolio turnover rate	447%	141%	211%	219%	204%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$36.27	$37.12	$26.89	$13.33	$32.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.24)	(.28)	(.15)	.01
Net gain (loss) on investments (realized and unrealized)	9.01	(.61)	10.51	13.71	(17.76)
Total from investment operations	8.86	(.85)	10.23	13.56	(17.75)
Less distributions from:
Net realized gains	—	—	—	—	(1.32)
Total distributions	—	—	—	—	(1.32)
Net asset value, end of period	$45.13	$36.27	$37.12	$26.89	$13.33

Total Return[c]	24.43%	(2.29%)	38.04%	101.73%	(54.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,067	$16,974	$42,647	$30,825	$11,063
Ratios to average net assets:
Net investment income (loss)	(0.41%)	(0.72%)	(0.91%)	(0.73%)	0.06%
Total expenses	1.67%	1.66%	1.70%	1.68%	1.68%
Portfolio turnover rate	447%	141%	211%	219%	204%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE:  Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the year ended March 28, 2013, Inverse Mid-Cap Strategy Fund H-Class returned -18.31%. Over the same period, its benchmark, the S&P MidCap 400 Index, returned 17.83%. Inverse Mid-Cap Strategy Fund achieved a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Financials and Industrials provided the most performance to the underlying index during the year. No sector detracted, but Telecommunications Services and Information Technology contributed least to the performance of the underlying index.

Regeneron Pharmaceuticals, Inc., Kansas City Southern and HollyFrontier Corp. contributed the most performance to the underlying index for the period. Informatica Corp., Riverbed Technology, Inc. and VeriFone Systems, Inc. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(03/31/04)
A-Class Shares	-18.29%	-16.68%	-11.28%
A-Class Shares with sales charge†	-22.18%	-17.48%	-11.76%
S&P MidCap 400 Index	17.83%	9.85%	8.97%

			(02/20/04)
C-Class Shares	-18.93%	-17.32%	-12.03%
C-Class Shares with CDSC‡	-19.74%	-17.32%	-12.03%
H-Class Shares	-18.31%	-16.70%	-11.36%
S&P MidCap 400 Index	17.83%	9.85%	9.01%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	March 28, 2013
INVERSE MID-CAP STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 93.8%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$667,829	$667,829
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	547,891	547,891
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	275,827	275,827
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	55,538	55,538
Total Repurchase Agreements
(Cost $1,547,085)		1,547,085
Total Investments - 93.8%
(Cost $1,547,085)		$1,547,085
Other Assets & Liabilities, net - 6.2%		102,876
Total Net Assets - 100.0%		$1,649,961

	Contracts	Unrealized Loss

EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2013 S&P MidCap 400 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $920,480)	8	$(29,490)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
April 2013 S&P MidCap 400 Index Swap,
Terminating 04/30/13[3]
(Notional Value $152,717)	132	$(1,019)
Credit Suisse Capital, LLC
April 2013 S&P MidCap 400 Index Swap,
Terminating 04/30/13[3]
(Notional Value $305,150)	265	(2,023)
Goldman Sachs International
April 2013 S&P MidCap 400 Index Swap,
Terminating 04/29/13[3]
(Notional Value $286,286)	248	(2,457)
(Total Notional Value $744,153)		$(5,499)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[3]	Total Return based on S&P MidCap 400 Index +/- financing at a variable rate. plc — Public Limited Company

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $1,547,085)	$1,547,085
Segregated cash with broker	112,000
Receivables:
Fund shares sold	8,183
Interest	18
Total assets	1,667,286
Liabilities:
Unrealized depreciation on swap agreements	5,499
Payable for:
Variation margin	5,360
Management fees	2,016
Fund shares redeemed	840
Distribution and service fees	705
Transfer agent and administrative fees	560
Portfolio accounting fees	224
Swap settlement	43
Miscellaneous	2,078
Total liabilities	17,325
Net assets	$1,649,961
Net assets consist of:
Paid in capital	$17,549,558
Accumulated net investment loss	(11,126)
Accumulated net realized loss on investments	(15,853,482)
Net unrealized depreciation on investments	(34,989)
Net assets	$1,649,961
A-Class:
Net assets	$25,527
Capital shares outstanding	1,716
Net asset value per share	$14.88
Maximum offering price per share
(Net asset value divided by 95.25%)	$15.62
C-Class:
Net assets	$215,549
Capital shares outstanding	15,586
Net asset value per share	$13.83
H-Class:
Net assets	$1,408,885
Capital shares outstanding	94,796
Net asset value per share	$14.86

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$4,678
Total investment income	4,678

Expenses:
Management fees	35,080
Transfer agent and administrative fees	9,744
Distribution and service fees:
A-Class	181
C-Class	3,838
H-Class	8,604
Portfolio accounting fees	3,898
Custodian fees	585
Trustees’ fees*	436
Miscellaneous	5,074
Total expenses	67,440
Net investment loss	(62,762)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(448,050)
Futures contracts	(387,692)
Net realized loss	(835,742)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(9,214)
Futures contracts	(30,787)
Net change in unrealized appreciation (depreciation)	(40,001)
Net realized and unrealized loss	(875,743)
Net decrease in net assets resulting from operations	$(938,505)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(62,762)	$(77,519)
Net realized loss on investments	(835,742)	(1,789,289)
Net change in unrealized appreciation (depreciation) on investments	(40,001)	50,923
Net decrease in net assets resulting from operations	(938,505)	(1,815,885)

Capital share transactions:
Proceeds from sale of shares
A-Class	25,409	422,447
C-Class	2,334,604	1,884,393
H-Class	37,209,370	35,539,703
Cost of shares redeemed
A-Class	(107,844)	(552,182)
C-Class	(2,099,321)	(2,014,057)
H-Class	(36,588,355)	(34,099,863)
Net increase from capital share transactions	773,863	1,180,441
Net decrease in net assets	(164,642)	(635,444)

Net assets:
Beginning of year	1,814,603	2,450,047
End of year	$1,649,961	$1,814,603
Accumulated net investment loss at end of year	$(11,126)	$(9,051)

Capital share activity:
Shares sold
A-Class	1,477	20,135
C-Class	134,348	88,767
H-Class	2,062,719	1,591,658
Shares redeemed
A-Class	(6,103)	(26,947)
C-Class	(125,849)	(99,207)
H-Class	(2,054,688)	(1,595,492)
Net increase (decrease) in shares	11,904	(21,086)

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$18.21	$20.38	$27.37	$48.21	$37.07
Income (loss) from investment operations:
Net investment loss[a]	(.28)	(.34)	(.39)	(.52)	(.22)
Net gain (loss) on investments (realized and unrealized)	(3.05)	(1.83)	(6.60)	(20.32)	11.40
Total from investment operations	(3.33)	(2.17)	(6.99)	(20.84)	11.18
Less distributions from:
Net investment income	—	—	—	—	(.04)
Total distributions	—	—	—	—	(.04)
Net asset value, end of period	$14.88	$18.21	$20.38	$27.37	$48.21

Total Return[b]	(18.29%)	(10.65%)	(25.54%)	(43.23%)	30.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26	$115	$268	$733	$452
Ratios to average net assets:
Net investment loss	(1.52%)	(1.63%)	(1.54%)	(1.56%)	(0.55%)
Total expenses	1.64%	1.66%	1.69%	1.69%	1.68%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.06	$19.24	$26.03	$46.24	$35.82
Income (loss) from investment operations:
Net investment loss[a]	(.38)	(.48)	(.55)	(.75)	(.41)
Net gain (loss) on investments (realized and unrealized)	(2.85)	(1.70)	(6.24)	(19.46)	10.87
Total from investment operations	(3.23)	(2.18)	(6.79)	(20.21)	10.46
Less distributions from:
Net investment income	—	—	—	—	(.04)
Total distributions	—	—	—	—	(.04)
Net asset value, end of period	$13.83	$17.06	$19.24	$26.03	$46.24

Total Return[b]	(18.93%)	(11.33%)	(26.09%)	(43.71%)	29.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$216	$121	$337	$268	$327
Ratios to average net assets:
Net investment loss	(2.29%)	(2.39%)	(2.29%)	(2.30%)	(1.07%)
Total expenses	2.40%	2.42%	2.44%	2.43%	2.43%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

INVERSE MID-CAP strategy FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$18.19	$20.36	$27.35	$48.21	$37.07
Income (loss) from investment operations:
Net investment loss[a]	(.27)	(.35)	(.40)	(.55)	(.27)
Net gain (loss) on investments (realized and unrealized)	(3.06)	(1.82)	(6.59)	(20.31)	11.45
Total from investment operations	(3.33)	(2.17)	(6.99)	(20.86)	11.18
Less distributions from:
Net investment income	—	—	—	—	(.04)
Total distributions	—	—	—	—	(.04)
Net asset value, end of period	$14.86	$18.19	$20.36	$27.35	$48.21

Total Return[b]	(18.31%)	(10.66%)	(25.56%)	(43.27%)	30.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,409	$1,578	$1,845	$2,891	$7,350
Ratios to average net assets:
Net investment loss	(1.53%)	(1.64%)	(1.53%)	(1.55%)	(0.62%)
Total expenses	1.65%	1.67%	1.69%	1.68%	1.70%
Portfolio turnover rate	—	—	—	—	—

a Net investment loss per share was computed using average shares outstanding throughout the period.

b Total return does not reflect the impact of any applicable sales charges.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 83

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index. Russell 2000® 1.5x Strategy Fund H-Class returned 22.13%, while the Russell 2000 Index returned 16.30% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Industrials. Telecommunication Services contributed least to performance of the underlying index for the period. Energy was the only sector that detracted from performance of the underlying index for the period.

Pharmacyclics, Inc., Ocwen Financial Corp. and Onyx Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. MAKO Surgical Corp., Vivus, Inc. and Quality Systems, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Alaska Air Group, Inc.	0.2%
Pharmacyclics, Inc.	0.2%
Axiall Corp.	0.2%
Genesee & Wyoming, Inc. — Class A	0.2%
Ocwen Financial Corp.	0.2%
Starwood Property Trust, Inc.	0.2%
Two Harbors Investment Corp.	0.2%
CommVault Systems, Inc.	0.2%
Dril-Quip, Inc.	0.2%
Gulfport Energy Corp.	0.2%
Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

84 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
C-Class Shares	21.21%	5.71%	11.40%
C-Class Shares with CDSC‡	20.21%	5.71%	11.40%
H-Class Shares	22.13%	6.52%	12.24%
Russell 2000 Index	16.30%	8.24%	11.52%

			Since
			Inception
			(03/31/04)
A-Class Shares	22.11%	6.56%	5.14%
A-Class Shares with sales charge†	16.30%	5.52%	4.57%
Russell 2000 Index	16.30%	8.24%	6.85%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 85

SCHEDULE OF INVESTMENTS	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 64.0%

FINANCIALS - 14.9%
Ocwen Financial Corp.*	2,418	$91,690
Starwood Property Trust, Inc.	3,043	84,475
Two Harbors Investment Corp.	6,635	83,668
Omega Healthcare Investors, Inc.	2,517	76,417
Highwoods Properties, Inc.	1,770	70,039
Invesco Mortgage Capital, Inc.	2,996	64,084
First American Financial Corp.	2,385	60,983
Alterra Capital Holdings Ltd.	1,924	60,606
Geo Group, Inc.	1,602	60,267
Healthcare Realty Trust, Inc.	1,956	55,532
ARMOUR Residential REIT, Inc.	8,410	54,917
EPR Properties	1,049	54,600
RLJ Lodging Trust	2,398	54,578
LaSalle Hotel Properties	2,144	54,415
Hancock Holding Co.	1,710	52,872
Susquehanna Bancshares, Inc.	4,219	52,441
CNO Financial Group, Inc.	4,519	51,742
Prosperity Bancshares, Inc.	1,066	50,517
Portfolio Recovery Associates, Inc.*	388	49,244
Prospect Capital Corp.	4,502	49,117
Medical Properties Trust, Inc.	3,043	48,810
Stifel Financial Corp.*	1,378	47,775
CYS Investments, Inc.	3,936	46,209
DCT Industrial Trust, Inc.	6,128	45,346
Sunstone Hotel Investors, Inc.*	3,643	44,845
Colonial Properties Trust	1,981	44,791
CubeSmart	2,765	43,687
Sovran Self Storage, Inc.	651	41,983
Washington Real Estate Investment Trust	1,493	41,565
Potlatch Corp.	903	41,412
NorthStar Realty Finance Corp.	4,351	41,247
Platinum Underwriters Holdings Ltd.	739	41,244
Redwood Trust, Inc.	1,774	41,121
FirstMerit Corp.	2,469	40,812
DiamondRock Hospitality Co.	4,227	39,353
Webster Financial Corp.	1,619	39,276
EastGroup Properties, Inc.	674	39,227
Apollo Investment Corp.	4,564	38,155
First Industrial Realty Trust, Inc.	2,214	37,926
FNB Corp.	3,133	37,908
Financial Engines, Inc.	1,043	37,777
First Cash Financial Services, Inc.*	647	37,746
Trustmark Corp.	1,503	37,590
Texas Capital Bancshares, Inc.*	904	36,567
Glimcher Realty Trust	3,132	36,331
Cathay General Bancorp	1,773	35,673
National Health Investors, Inc.	545	35,670
UMB Financial Corp.	722	35,429
Pebblebrook Hotel Trust	1,367	35,255
Lexington Realty Trust	2,974	35,093
Greenhill & Company, Inc.	651	34,750
BancorpSouth, Inc.	2,123	34,605
Cash America International, Inc.	658	34,525
RLI Corp.	479	34,416
First Financial Bankshares, Inc.	708	34,409
PennyMac Mortgage Investment Trust	1,323	34,252
American Capital Mortgage Investment Corp.	1,323	34,200
Strategic Hotels & Resorts, Inc.*	4,070	33,985
Ryman Hospitality Properties	736	33,672
DuPont Fabros Technology, Inc.	1,377	33,420
IBERIABANK Corp.	667	33,363
Umpqua Holdings Corp.	2,511	33,296
Sun Communities, Inc.	670	33,052
PS Business Parks, Inc.	415	32,752
Primerica, Inc.	993	32,551
Colony Financial, Inc.	1,452	32,234
Radian Group, Inc.	2,992	32,044
Acadia Realty Trust	1,141	31,686
Old National Bancorp	2,274	31,268
MarketAxess Holdings, Inc.	824	30,735
Glacier Bancorp, Inc.	1,612	30,596
Wintrust Financial Corp.	812	30,076
United Bankshares, Inc.[1]	1,130	30,069
Walter Investment Management Corp.*	804	29,949
MB Financial, Inc.	1,231	29,753
Selective Insurance Group, Inc.	1,236	29,676
Equity One, Inc.	1,237	29,651
National Penn Bancshares, Inc.	2,770	29,611
Montpelier Re Holdings Ltd.	1,129	29,410
Bank of the Ozarks, Inc.	658	29,182
Capstead Mortgage Corp.	2,213	28,371
Westamerica Bancorporation	623	28,241
LTC Properties, Inc.	685	27,900
PHH Corp.*	1,269	27,867
Northwest Bancshares, Inc.	2,194	27,842
Home Loan Servicing Solutions Ltd.	1,191	27,786
PrivateBancorp, Inc. — Class A	1,446	27,344
Education Realty Trust, Inc.	2,536	26,704
Evercore Partners, Inc. — Class A	638	26,541
Community Bank System, Inc.	887	26,282
Fifth Street Finance Corp.	2,365	26,062
Virtus Investment Partners, Inc.*	137	25,520
Chesapeake Lodging Trust	1,093	25,073
International Bancshares Corp.	1,202	25,002
Government Properties Income Trust	965	24,829
Pennsylvania Real Estate Investment Trust	1,255	24,334
Sabra Health Care REIT, Inc.	837	24,281
Argo Group International Holdings Ltd.	581	24,042
Franklin Street Properties Corp.	1,629	23,816
American Assets Trust, Inc.	740	23,687
Solar Capital Ltd.	1,003	23,560
Symetra Financial Corp.	1,745	23,400
BBCN Bancorp, Inc.	1,758	22,959
EZCORP, Inc. — Class A*	1,075	22,898
Western Alliance Bancorporation*	1,634	22,615
Hersha Hospitality Trust — Class A	3,860	22,542
CVB Financial Corp.	1,985	22,371
First Midwest Bancorp, Inc.	1,684	22,364
Cousins Properties, Inc.	2,064	22,064
Main Street Capital Corp.	685	21,982
NBT Bancorp, Inc.	977	21,641

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

First Financial Bancorp	1,311	$21,042
Hudson Pacific Properties, Inc.	966	21,011
MGIC Investment Corp.*	4,237	20,973
Amtrust Financial Services, Inc.	605	20,963
Provident Financial Services, Inc.	1,356	20,706
Associated Estates Realty Corp.	1,108	20,653
iStar Financial, Inc.*	1,896	20,647
Credit Acceptance Corp.*	169	20,642
National Financial Partners Corp.*	915	20,523
Citizens Republic Bancorp, Inc.*	900	20,295
Investors Real Estate Trust	2,042	20,155
American Equity Investment Life Holding Co.	1,342	19,982
PacWest Bancorp	683	19,882
Columbia Banking System, Inc.	893	19,628
CreXus Investment Corp.	1,505	19,595
Anworth Mortgage Asset Corp.	3,082	19,509
Astoria Financial Corp.	1,957	19,296
SCBT Financial Corp.	376	18,950
Horace Mann Educators Corp.	896	18,682
Home BancShares, Inc.	495	18,647
World Acceptance Corp.*	217	18,634
Investors Bancorp, Inc.	991	18,611
Ramco-Gershenson Properties Trust	1,085	18,228
Pinnacle Financial Partners, Inc.*	778	18,174
Nelnet, Inc. — Class A	537	18,151
Park National Corp.	257	17,936
STAG Industrial, Inc.	817	17,378
Inland Real Estate Corp.	1,720	17,355
Boston Private Financial Holdings, Inc.	1,755	17,339
Triangle Capital Corp.	612	17,130
Forestar Group, Inc.*	783	17,116
First Potomac Realty Trust	1,144	16,966
First Commonwealth Financial Corp.	2,243	16,733
Retail Opportunity Investments Corp.	1,193	16,714
Employers Holdings, Inc.	711	16,673
FelCor Lodging Trust, Inc.*	2,792	16,612
PennantPark Investment Corp.	1,470	16,596
BlackRock Kelso Capital Corp.	1,656	16,560
DFC Global Corp.*	988	16,440
Chemical Financial Corp.	622	16,408
Independent Bank Corp.	503	16,393
Tower Group International Ltd.	888	16,384
Coresite Realty Corp.	460	16,091
Nationstar Mortgage Holdings, Inc.*,1	435	16,052
Oriental Financial Group, Inc.	1,029	15,960
Banco Latinoamericano de Comercio Exterior S.A. — Class E	639	15,809
Oritani Financial Corp.	1,020	15,800
Universal Health Realty Income Trust	268	15,466
Greenlight Capital Re Ltd. — Class A*	631	15,428
ViewPoint Financial Group, Inc.	762	15,324
AG Mortgage Investment Trust, Inc.	601	15,307
Knight Capital Group, Inc. — Class A*	4,080	15,178
Kennedy-Wilson Holdings, Inc.	971	15,060
Infinity Property & Casualty Corp.	267	15,005
Cohen & Steers, Inc.	415	14,969
Ashford Hospitality Trust, Inc.	1,202	14,857
Resource Capital Corp.	2,238	14,793
HFF, Inc. — Class A	736	14,668
Hercules Technology Growth Capital, Inc.	1,190	14,578
AMERISAFE, Inc.	406	14,429
Brookline Bancorp, Inc.	1,578	14,423
Berkshire Hills Bancorp, Inc.	558	14,251
Spirit Realty Capital, Inc.	750	14,250
Alexander’s, Inc.	43	14,177
Safety Insurance Group, Inc.	288	14,155
City Holding Co.	353	14,046
WesBanco, Inc.	577	13,819
Encore Capital Group, Inc.*	458	13,786
Banner Corp.	433	13,782
WisdomTree Investments, Inc.*	1,320	13,728
Excel Trust, Inc.	1,003	13,691
Summit Hotel Properties, Inc.	1,260	13,192
Navigators Group, Inc.*	224	13,160
Sterling Financial Corp.	603	13,079
Dynex Capital, Inc.	1,222	13,051
Renasant Corp.	559	12,510
Apollo Residential Mortgage, Inc.	546	12,170
Urstadt Biddle Properties, Inc. — Class A	555	12,077
S&T Bancorp, Inc.	651	12,070
Campus Crest Communities, Inc.	868	12,065
Hilltop Holdings, Inc.*	889	11,993
Cardinal Financial Corp.	659	11,981
Maiden Holdings Ltd.	1,131	11,977
TrustCo Bank Corp. NY	2,102	11,729
Flushing Financial Corp.	690	11,689
State Bank Financial Corp.	713	11,672
Getty Realty Corp.	577	11,661
United Fire Group, Inc.	457	11,640
Piper Jaffray Cos.*	339	11,628
PICO Holdings, Inc.*	510	11,322
Hanmi Financial Corp.*	706	11,296
Duff & Phelps Corp. — Class A	703	10,904
CapLease, Inc.	1,704	10,854
Sandy Spring Bancorp, Inc.	540	10,854
RAIT Financial Trust	1,350	10,760
Community Trust Bancorp, Inc.	316	10,753
TICC Capital Corp.	1,076	10,695
United Community Banks, Inc.*	939	10,648
Stewart Information Services Corp.	413	10,519
ICG Group, Inc.*	841	10,495
Tompkins Financial Corp.	248	10,485
West Coast Bancorp	430	10,440
Medley Capital Corp.	642	10,176
Dime Community Bancshares, Inc.	706	10,138
Monmouth Real Estate Investment Corp. — Class A	904	10,080
Netspend Holdings, Inc.*	633	10,058
Bancorp, Inc.*	724	10,027
Kite Realty Group Trust	1,475	9,942
First Merchants Corp.	642	9,932
Lakeland Financial Corp.	369	9,849
First BanCorp*	1,575	9,812

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Western Asset Mortgage Capital Corp.	420	$9,761
Simmons First National Corp. — Class A	383	9,698
Investment Technology Group, Inc.*	874	9,649
Wilshire Bancorp, Inc.*	1,391	9,431
BGC Partners, Inc. — Class A	2,217	9,223
Apollo Commercial Real Estate Finance, Inc.	521	9,164
BofI Holding, Inc.*	254	9,114
Rouse Properties, Inc.	500	9,050
Green Dot Corp. — Class A*	540	9,023
Parkway Properties, Inc.	484	8,978
Eagle Bancorp, Inc.*	410	8,975
Union First Market Bankshares Corp.	458	8,958
Agree Realty Corp.	293	8,819
Tejon Ranch Co.*	296	8,815
TowneBank	588	8,802
Washington Trust Bancorp, Inc.	321	8,789
FBL Financial Group, Inc. — Class A	220	8,549
WSFS Financial Corp.	175	8,512
Virginia Commerce Bancorp, Inc.*	604	8,486
Enstar Group Ltd.*	68	8,452
StellarOne Corp.	522	8,430
New York Mortgage Trust, Inc.	1,117	8,422
Winthrop Realty Trust	659	8,290
Rockville Financial, Inc.	638	8,268
Southside Bancshares, Inc.	393	8,257
Cedar Realty Trust, Inc.	1,346	8,224
Heartland Financial USA, Inc.	324	8,187
Capital Southwest Corp.	71	8,165
Provident New York Bancorp	892	8,090
First Financial Corp.	254	7,998
Meadowbrook Insurance Group, Inc.	1,133	7,988
1st Source Corp.	330	7,821
eHealth, Inc.*	437	7,814
MCG Capital Corp.	1,632	7,801
EverBank Financial Corp.	505	7,777
Terreno Realty Corp.	432	7,767
National Western Life Insurance Co. — Class A	44	7,744
Ameris Bancorp*	538	7,720
First Financial Holdings, Inc.	368	7,713
NewStar Financial, Inc.*	582	7,700
Central Pacific Financial Corp.*	489	7,677
First Busey Corp.	1,671	7,636
HomeTrust Bancshares, Inc.*	478	7,552
Beneficial Mutual Bancorp, Inc.*	733	7,550
GAMCO Investors, Inc. — Class A	140	7,435
Safeguard Scientifics, Inc.*	469	7,410
Citizens, Inc.*	879	7,375
FXCM, Inc. — Class A1	531	7,264
Saul Centers, Inc.	165	7,217
United Financial Bancorp, Inc.	472	7,174
Sterling Bancorp	691	7,021
Select Income REIT	265	7,009
Chatham Lodging Trust	393	6,921
Federal Agricultural Mortgage Corp. — Class C	224	6,897
MVC Capital, Inc.	537	6,890
Golub Capital BDC, Inc.	416	6,868
First Interstate Bancsystem, Inc. — Class A	365	6,866
OneBeacon Insurance Group Ltd. — Class A	507	6,855
Westwood Holdings Group, Inc.	153	6,798
Silver Bay Realty Trust Corp.	325	6,730
German American Bancorp, Inc.	287	6,604
Univest Corporation of Pennsylvania	379	6,602
Lakeland Bancorp, Inc.	669	6,590
New Mountain Finance Corp.	438	6,404
MainSource Financial Group, Inc.	452	6,346
First Community Bancshares, Inc.	400	6,340
CoBiz Financial, Inc.	784	6,335
Arlington Asset Investment Corp. — Class A	245	6,323
OmniAmerican Bancorp, Inc.*	250	6,320
Financial Institutions, Inc.	312	6,228
KCAP Financial, Inc.	571	6,150
Trico Bancshares	359	6,139
SY Bancorp, Inc.	271	6,098
Territorial Bancorp, Inc.	248	5,897
Bryn Mawr Bank Corp.	252	5,867
First Connecticut Bancorp, Inc.	398	5,863
BancFirst Corp.	140	5,838
Camden National Corp.	176	5,822
State Auto Financial Corp.	334	5,818
Taylor Capital Group, Inc.*	363	5,804
Fidus Investment Corp.	303	5,802
Centerstate Banks, Inc.	672	5,766
Bank Mutual Corp.	1,041	5,757
Enterprise Financial Services Corp.	400	5,736
Park Sterling Corp.*	1,004	5,663
Arrow Financial Corp.	229	5,643
One Liberty Properties, Inc.	257	5,582
Cowen Group, Inc. — Class A*	1,964	5,538
Great Southern Bancorp, Inc.	227	5,537
Southwest Bancorp, Inc.*	436	5,476
National Bankshares, Inc.	156	5,449
Peoples Bancorp, Inc.	243	5,441
Franklin Financial Corp.	297	5,420
International. FCStone, Inc.*	311	5,415
First Bancorp	398	5,369
Gramercy Capital Corporation*	1,030	5,366
Medallion Financial Corp.	403	5,328
Citizens & Northern Corp.	272	5,304
Global Indemnity plc — Class A*	228	5,290
Hudson Valley Holding Corp.	353	5,263
Metro Bancorp, Inc.*	316	5,227
Northfield Bancorp, Inc.	460	5,226
First of Long Island Corp.	176	5,218
First Defiance Financial Corp.	223	5,200
GFI Group, Inc.	1,554	5,190
Homeowners Choice, Inc.	190	5,178
Republic Bancorp, Inc. — Class A	226	5,117
Manning & Napier, Inc. — Class A	309	5,111

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Calamos Asset Management, Inc. — Class A	434	$5,108
Heritage Financial Corp.	352	5,104
THL Credit, Inc.	337	5,048
American Safety Insurance Holdings Ltd.*	202	5,042
Solar Senior Capital Ltd.	258	4,954
Baldwin & Lyons, Inc. — Class B	207	4,925
Diamond Hill Investment Group, Inc.	63	4,902
Washington Banking Co.	347	4,837
Gladstone Commercial Corp.	246	4,790
Fox Chase Bancorp, Inc.	283	4,780
CNB Financial Corp.	279	4,757
Bank of Marin Bancorp	117	4,691
OceanFirst Financial Corp.	323	4,658
Whitestone REIT — Class B	307	4,648
Pacific Continental Corp.	411	4,591
Walker & Dunlop, Inc.*	252	4,528
Crawford & Co. — Class B	593	4,501
Oppenheimer Holdings, Inc. — Class A	228	4,439
HomeStreet, Inc.*	197	4,401
Zillow, Inc. — Class A*	80	4,374
First California Financial Group, Inc.*	509	4,337
1st United Bancorp, Inc.	668	4,315
Gladstone Capital Corp.	468	4,306
Gladstone Investment Corp.	584	4,269
Marlin Business Services Corp.	183	4,244
Westfield Financial, Inc.	545	4,240
Preferred Bank/Los Angeles CA*	268	4,229
Home Federal Bancorp, Inc.	330	4,224
Bridge Bancorp, Inc.	196	4,216
Phoenix Companies, Inc.*	132	4,062
National Interstate Corp.	135	4,047
SWS Group, Inc.*	656	3,969
FBR & Co.*	209	3,956
West Bancorporation, Inc.	352	3,907
Ladenburg Thalmann Financial Services, Inc.*	2,315	3,843
BankFinancial Corp.	472	3,818
American National Bankshares, Inc.	177	3,816
Ames National Corp.	182	3,797
Capital Bank Financial Corp. — Class A*	220	3,775
Provident Financial Holdings, Inc.	221	3,759
MidWestOne Financial Group, Inc.	157	3,738
Thomas Properties Group, Inc.	725	3,719
Consolidated-Tomoka Land Co.	93	3,650
Bank of Kentucky Financial Corp.	133	3,648
MetroCorp Bancshares, Inc.*	359	3,622
First Bancorp, Inc.	200	3,602
Guaranty Bancorp*	1,715	3,602
GSV Capital Corp.*	435	3,593
Sierra Bancorp	269	3,537
Kansas City Life Insurance Co.	90	3,522
Meridian Interstate Bancorp, Inc.*	186	3,488
Penns Woods Bancorp, Inc.	85	3,482
NGP Capital Resources Co.	489	3,477
Merchants Bancshares, Inc.	115	3,466
Seacoast Banking Corporation of Florida*	1,655	3,459
Kearny Financial Corp.	338	3,448
Center Bancorp, Inc.	268	3,331
Nicholas Financial, Inc.	224	3,293
Mercantile Bank Corp.	197	3,292
Capital City Bank Group, Inc.*	265	3,273
Bridge Capital Holdings*	211	3,216
Suffolk Bancorp*	223	3,176
UMH Properties, Inc.	308	3,163
Heritage Commerce Corp.*	468	3,150
Northrim BanCorp, Inc.	140	3,146
JAVELIN Mortgage Investment Corp.	160	3,144
Bar Harbor Bankshares	86	3,143
ESB Financial Corp.	229	3,135
Sun Bancorp, Inc.*	892	3,042
MidSouth Bancorp, Inc.	184	2,992
Peapack Gladstone Financial Corp.	200	2,982
AV Homes, Inc.*	223	2,973
National Bank Holdings Corp. — Class A	160	2,928
SI Financial Group, Inc.	241	2,914
Simplicity Bancorp, Inc.	193	2,901
Eastern Insurance Holdings, Inc.	153	2,870
C&F Financial Corp.	70	2,867
Hallmark Financial Services*	317	2,853
Horizon Bancorp	141	2,850
Ares Commercial Real Estate Corp.	168	2,843
Home Bancorp, Inc.*	152	2,829
First Financial Northwest, Inc.*	360	2,812
Century Bancorp, Inc. — Class A	81	2,747
Access National Corp.	167	2,739
Donegal Group, Inc. — Class A	178	2,718
First Pactrust Bancorp, Inc.	237	2,702
Resource America, Inc. — Class A	270	2,689
Farmers National Banc Corp.	424	2,675
Stellus Capital Investment Corp.	180	2,668
Heritage Financial Group, Inc.	180	2,606
Peoples Federal Bancshares, Inc.	136	2,598
Horizon Technology Finance Corp.	177	2,586
Roma Financial Corp.	161	2,586
Heritage Oaks Bancorp*	450	2,565
EMC Insurance Group, Inc.	96	2,528
BSB Bancorp, Inc.*	182	2,513
Harris & Harris Group, Inc.*	693	2,495
JMP Group, Inc.	359	2,481
Tree.com, Inc.	134	2,478
Fidelity Southern Corp.*	215	2,473
Clifton Savings Bancorp, Inc.	196	2,442
Middleburg Financial Corp.	125	2,426
Asset Acceptance Capital Corp.*	358	2,413
ESSA Bancorp, Inc.	219	2,374
Cape Bancorp, Inc.	255	2,336
Enterprise Bancorp, Inc.	134	2,271
Regional Management Corp.*	110	2,222
Investors Title Co.	32	2,210
FNB United Corp.*	224	2,186
Hingham Institution for Savings	31	2,161
OFS Capital Corp.	150	2,100
TCP Capital Corp.	131	2,091

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Asta Funding, Inc.	217	$2,083
Gyrodyne Company of America, Inc.	28	2,058
Doral Financial Corp.*	2,889	2,036
Universal Insurance Holdings, Inc.	419	2,032
Charter Financial Corp.	150	1,919
NASB Financial, Inc.*	91	1,916
Artio Global Investors, Inc. — Class A	695	1,890
Independence Holding Co.	183	1,863
AmREIT, Inc. — Class B	90	1,751
MicroFinancial, Inc.	195	1,644
Gain Capital Holdings, Inc.	330	1,472
Pzena Investment Management, Inc. — Class A	223	1,450
Pacific Mercantile Bancorp*	243	1,422
Waterstone Financial, Inc.*	161	1,331
First Marblehead Corp.*	1,310	1,323
Fortegra Financial Corp.*	151	1,323
CIFC Corp.*	140	1,152
Cascade Bancorp*	136	919
California First National Bancorp	48	830
First Federal Bancshares of Arkansas, Inc.*	82	820
Berkshire Bancorp, Inc.	91	760
Crescent Financial Bancshares, Inc.*	64	252
Total Financials		7,006,984
INFORMATION TECHNOLOGY - 10.5%
CommVault Systems, Inc.*	1,008	82,637
CoStar Group, Inc.*	631	69,069
WEX, Inc.*	875	68,688
PTC, Inc.*	2,684	68,414
Aspen Technology, Inc.*	2,099	67,776
Cymer, Inc.*	695	66,790
Ultimate Software Group, Inc.*	603	62,807
Aruba Networks, Inc.*	2,509	62,073
MAXIMUS, Inc.	758	60,616
FEI Co.	857	55,319
Semtech Corp.*	1,471	52,058
3D Systems Corp.*	1,574	50,745
ValueClick, Inc.*	1,688	49,881
QLIK Technologies, Inc.*	1,920	49,593
Microsemi Corp.*	1,996	46,247
Anixter International, Inc.	633	44,260
InterDigital, Inc.	916	43,812
Arris Group, Inc.*	2,543	43,663
ACI Worldwide, Inc.*	893	43,632
Cavium, Inc.*	1,114	43,234
Hittite Microwave Corp.*	712	43,119
Plantronics, Inc.	959	42,378
Convergys Corp.	2,455	41,809
Verint Systems, Inc.*	1,132	41,375
Tyler Technologies, Inc.*	675	41,351
ViaSat, Inc.*	847	41,029
j2 Global, Inc.	1,042	40,857
Cognex Corp.	964	40,634
Sourcefire, Inc.*	665	39,388
Mentor Graphics Corp.	2,092	37,761
First Solar, Inc.*	1,355	36,530
Ciena Corp.*	2,232	35,734
Fair Isaac Corp.	772	35,273
Acxiom Corp.*	1,729	35,271
TiVo, Inc.*	2,803	34,729
Sapient Corp.*	2,774	33,815
Manhattan Associates, Inc.*	454	33,728
Veeco Instruments, Inc.*	870	33,347
RF Micro Devices, Inc.*	6,250	33,250
Littelfuse, Inc.	490	33,246
Cirrus Logic, Inc.*	1,452	33,033
International Rectifier Corp.*	1,554	32,867
MKS Instruments, Inc.	1,176	31,987
OpenTable, Inc.*	506	31,868
Synaptics, Inc.*	759	30,885
Entegris, Inc.*	3,086	30,428
Coherent, Inc.	534	30,299
Blackbaud, Inc.	1,016	30,104
Euronet Worldwide, Inc.*	1,139	30,001
VistaPrint N.V.*,1	770	29,768
Progress Software Corp.*	1,304	29,705
CACI International, Inc. — Class A*	512	29,629
Heartland Payment Systems, Inc.	872	28,750
NETGEAR, Inc.*	857	28,718
Take-Two Interactive Software, Inc.*	1,756	28,359
ADTRAN, Inc.	1,434	28,178
Dealertrack Technologies, Inc.*	951	27,940
NIC, Inc.	1,449	27,763
WebMD Health Corp. — Class A*	1,140	27,725
Power Integrations, Inc.	633	27,479
OSI Systems, Inc.*	441	27,470
Cardtronics, Inc.*	991	27,213
Finisar Corp.*	2,056	27,119
Electronics for Imaging, Inc.*	1,040	26,374
Universal Display Corp.*	895	26,304
Cornerstone OnDemand, Inc.*	752	25,643
Intersil Corp. — Class A	2,860	24,911
Bottomline Technologies de, Inc.*	840	23,948
Integrated Device Technology, Inc.*	3,198	23,889
QLogic Corp.*	2,039	23,652
Syntel, Inc.	350	23,632
Benchmark Electronics, Inc.*	1,300	23,425
Ultratech, Inc.*	591	23,362
MEMC Electronic Materials, Inc.*	5,190	22,836
SS&C Technologies Holdings, Inc.*	761	22,815
Unisys Corp.*	982	22,341
Tessera Technologies, Inc.	1,168	21,900
SYNNEX Corp.*	590	21,830
MTS Systems Corp.	361	20,992
Sanmina Corp.*	1,830	20,789
Insight Enterprises, Inc.*	1,000	20,620
Ixia*	948	20,515
NetScout Systems, Inc.*	826	20,295
Advent Software, Inc.*	710	19,859
MicroStrategy, Inc. — Class A*	196	19,812
Monotype Imaging Holdings, Inc.	825	19,594
Synchronoss Technologies, Inc.*	625	19,394
Cray, Inc.*	835	19,380

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

TriQuint Semiconductor, Inc.*	3,792	$19,150
Plexus Corp.*	782	19,010
Cabot Microelectronics Corp.*	533	18,522
VirnetX Holding Corp.*	946	18,135
Badger Meter, Inc.	330	17,662
Guidewire Software, Inc.*	459	17,644
ScanSource, Inc.*	618	17,440
Rofin-Sinar Technologies, Inc.*	642	17,392
Infinera Corp.*	2,470	17,290
Rogers Corp.*	362	17,238
Tellabs, Inc.	8,235	17,211
ExlService Holdings, Inc.*	521	17,130
Diodes, Inc.*	802	16,826
LivePerson, Inc.*	1,237	16,798
RealPage, Inc.*,1	808	16,734
Monolithic Power Systems, Inc.	686	16,718
FARO Technologies, Inc.*	383	16,618
BroadSoft, Inc.*	618	16,358
Advanced Energy Industries, Inc.*	893	16,342
CSG Systems International, Inc.*	768	16,274
OmniVision Technologies, Inc.*	1,179	16,247
ATMI, Inc.*	719	16,127
Liquidity Services, Inc.*,1	533	15,889
Angie’s List, Inc.*	803	15,867
Loral Space & Communications, Inc.	247	15,284
Harmonic, Inc.*	2,639	15,280
Brooks Automation, Inc.	1,492	15,189
Interactive Intelligence Group, Inc.*	333	14,769
Newport Corp.*	859	14,534
Lattice Semiconductor Corp.*	2,655	14,470
Blucora, Inc.*	904	13,994
Spansion, Inc. — Class A*	1,087	13,990
Rambus, Inc.*	2,482	13,924
Sykes Enterprises, Inc.*	871	13,901
Comverse, Inc.*	495	13,880
ManTech International Corp. — Class A	516	13,865
Monster Worldwide, Inc.*	2,729	13,836
Measurement Specialties, Inc.*	343	13,641
Ellie Mae, Inc.*	564	13,564
iGATE Corp.*	720	13,543
Web.com Group, Inc.*	791	13,510
comScore, Inc.*	799	13,407
PROS Holdings, Inc.*	492	13,368
Intermec, Inc.*	1,353	13,300
EarthLink, Inc.	2,383	12,916
Emulex Corp.*	1,954	12,760
Websense, Inc.*	841	12,615
Bankrate, Inc.*	1,038	12,394
Sonus Networks, Inc.*	4,782	12,385
United Online, Inc.	2,034	12,265
Accelrys, Inc.*	1,246	12,161
RealD, Inc.*,1	934	12,142
Park Electrochemical Corp.	469	11,884
Checkpoint Systems, Inc.*	907	11,845
Digital River, Inc.*	833	11,779
SPS Commerce, Inc.*	274	11,692
Micrel, Inc.	1,093	11,487
Internap Network Services Corp.*	1,195	11,173
Applied Micro Circuits Corp.*	1,468	10,893
TeleTech Holdings, Inc.*	511	10,838
Pegasystems, Inc.	384	10,783
Methode Electronics, Inc.	836	10,768
Move, Inc.*	883	10,552
Global Cash Access Holdings, Inc.*	1,474	10,392
SunPower Corp. — Class A*	894	10,317
Ebix, Inc.	635	10,300
Forrester Research, Inc.	320	10,128
Virtusa Corp.*	422	10,027
Silicon Graphics International Corp.*	721	9,914
EPIQ Systems, Inc.	704	9,877
Comtech Telecommunications Corp.	403	9,785
Cass Information Systems, Inc.	230	9,669
SciQuest, Inc.*	402	9,664
LogMeIn, Inc.*	499	9,591
Dice Holdings, Inc.*	946	9,583
Silicon Image, Inc.*	1,876	9,117
TTM Technologies, Inc.*	1,199	9,112
Photronics, Inc.*	1,361	9,091
Constant Contact, Inc.*	683	8,865
Exar Corp.*	838	8,799
GT Advanced Technologies, Inc.*,1	2,661	8,755
InvenSense, Inc. — Class A*	819	8,747
MoneyGram International, Inc.*	483	8,742
PDF Solutions, Inc.*	543	8,699
CalAmp Corp.*	790	8,666
Daktronics, Inc.	816	8,568
Rudolph Technologies, Inc.*	721	8,493
Perficient, Inc.*	718	8,372
Tangoe, Inc.*	673	8,338
Imperva, Inc.*	214	8,239
Envestnet, Inc.*	469	8,212
Ceva, Inc.*	520	8,112
Volterra Semiconductor Corp.*	571	8,108
Entropic Communications, Inc.*	1,974	8,034
CTS Corp.	768	8,018
Black Box Corp.	367	8,004
ServiceSource International, Inc.*	1,112	7,862
Electro Rent Corp.	423	7,842
CIBER, Inc.*	1,641	7,713
Seachange International, Inc.*	647	7,693
Nanometrics, Inc.*	523	7,547
Super Micro Computer, Inc.*	659	7,440
Stamps.com, Inc.*	297	7,416
Immersion Corp.*	630	7,396
Computer Task Group, Inc.	338	7,230
Fabrinet*	494	7,217
Calix, Inc.*	885	7,213
Extreme Networks*	2,113	7,121
Oplink Communications, Inc.*	432	7,085
Responsys, Inc.*	800	7,080
DTS, Inc.*	412	6,852
Quantum Corp.*	5,267	6,742
Actuate Corp.*	1,111	6,666
LTX-Credence Corp.*	1,102	6,656

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Amkor Technology, Inc.*,1	1,664	$6,656
Vocus, Inc.*	467	6,608
KEMET Corp.*	1,005	6,281
Parkervision, Inc.*	1,705	6,257
Power-One, Inc.*	1,506	6,250
Globecomm Systems, Inc.*	520	6,245
NVE Corp.*	109	6,150
XO Group, Inc.*	590	5,900
Demand Media, Inc.*	678	5,851
Anaren, Inc.*	295	5,720
Integrated Silicon Solution, Inc.*	617	5,658
Electro Scientific Industries, Inc.	512	5,658
GSI Group, Inc.*	656	5,596
Jive Software, Inc.*	366	5,563
Kopin Corp.*	1,503	5,561
Inphi Corp.*	528	5,518
Higher One Holdings, Inc.*,1	614	5,458
VASCO Data Security International, Inc.*	637	5,376
Zygo Corp.*	363	5,376
Saba Software, Inc.*	671	5,334
IXYS Corp.	553	5,303
FormFactor, Inc.*	1,116	5,245
Digi International, Inc.*	581	5,188
Procera Networks, Inc.*	436	5,184
IntraLinks Holdings, Inc.*	815	5,183
Cohu, Inc.	552	5,167
ExactTarget, Inc.*	221	5,143
Mercury Systems, Inc.*	696	5,130
Supertex, Inc.	228	5,064
Trulia, Inc.*	160	5,021
Keynote Systems, Inc.	355	4,956
Zix Corp.*	1,375	4,923
Lionbridge Technologies, Inc.*	1,265	4,896
FleetMatics Group plc*	200	4,850
Aviat Networks, Inc.*	1,376	4,637
PLX Technology, Inc.*	1,008	4,596
support.com, Inc.*	1,090	4,556
KVH Industries, Inc.*	334	4,532
Market Leader, Inc.*	498	4,462
American Software, Inc. — Class A	531	4,418
Yelp, Inc. — Class A*	186	4,410
QuinStreet, Inc.*	735	4,388
Unwired Planet, Inc.*	1,955	4,340
Symmetricom, Inc.*	939	4,263
Avid Technology, Inc.*	669	4,195
ePlus, Inc.	89	4,113
Datalink Corp.*	340	4,107
Infoblox, Inc.*	187	4,058
Ultra Clean Holdings*	621	4,037
Vishay Precision Group, Inc.*	273	4,010
Ruckus Wireless, Inc.*,1	190	3,990
DSP Group, Inc.*	494	3,987
ShoreTel, Inc.*	1,088	3,949
Demandware, Inc.*	151	3,828
Telular Corp.	375	3,773
RealNetworks, Inc.*	487	3,755
Rosetta Stone, Inc.*	241	3,707
Bel Fuse, Inc. — Class B	237	3,700
Active Network, Inc.*	870	3,645
PRGX Global, Inc.*	524	3,642
Pericom Semiconductor Corp.*	534	3,637
Glu Mobile, Inc.*,1	1,218	3,630
Sigma Designs, Inc.*	737	3,589
MoSys, Inc.*	757	3,565
Callidus Software, Inc.*	779	3,560
Maxwell Technologies, Inc.*	653	3,520
Aeroflex Holding Corp.*	446	3,506
STEC, Inc.*	793	3,505
Digimarc Corp.	158	3,471
Guidance Software, Inc.*	318	3,450
Richardson Electronics Ltd.	290	3,439
Alpha & Omega Semiconductor Ltd.*	384	3,410
Numerex Corp. — Class A*	263	3,364
Travelzoo, Inc.*	157	3,355
PC Connection, Inc.	202	3,303
Agilysys, Inc.*	331	3,290
Mesa Laboratories, Inc.	62	3,285
Intermolecular, Inc.*	312	3,182
ANADIGICS, Inc.*	1,583	3,166
MaxLinear, Inc. — Class A*	499	3,094
GSI Technology, Inc.*	466	3,071
Multi-Fineline Electronix, Inc.*	199	3,071
Axcelis Technologies, Inc.*	2,418	3,023
Ubiquiti Networks, Inc.	220	3,018
PC-Telephone, Inc.	415	2,947
ModusLink Global Solutions, Inc.*	891	2,940
Neonode, Inc.*	500	2,885
OCZ Technology Group, Inc.*,1	1,518	2,732
Carbonite, Inc.*	249	2,727
Pervasive Software, Inc.*	297	2,723
Key Tronic Corp.*	236	2,705
Mindspeed Technologies, Inc.*	812	2,704
Imation Corp.*	699	2,670
Limelight Networks, Inc.*	1,272	2,620
EPAM Systems, Inc.*	111	2,579
Rubicon Technology, Inc.*	387	2,554
Hackett Group, Inc.	556	2,541
Radisys Corp.*	515	2,534
Tessco Technologies, Inc.	117	2,532
AVG Technologies N.V.*	179	2,492
Intevac, Inc.*	526	2,483
Qualys, Inc.*	200	2,468
QuickLogic Corp.*	989	2,433
Telenav, Inc.*	376	2,425
Proofpoint, Inc.*	140	2,360
iPass, Inc.*	1,170	2,317
NeoPhotonics Corp.*	444	2,269
Ambarella, Inc.*	140	2,192
E2open, Inc.*	108	2,154
AXT, Inc.*	727	2,137
M/A-COM Technology Solutions Holdings, Inc.*	133	2,137
Marchex, Inc. — Class B	505	2,126
Audience, Inc.*	139	2,120

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Echelon Corp.*	853	$2,081
Oclaro, Inc.*,1	1,643	2,070
Westell Technologies, Inc. — Class A*	1,027	2,064
FalconStor Software, Inc.*	716	1,919
Mattson Technology, Inc.*	1,314	1,813
QAD, Inc. — Class A	139	1,785
Spark Networks, Inc.*	253	1,781
Innodata, Inc.*	495	1,708
Bazaarvoice, Inc.*	231	1,691
TechTarget, Inc.*	345	1,687
Sapiens International Corporation N.V.	305	1,659
Millennial Media, Inc.*	261	1,657
STR Holdings, Inc.*	680	1,476
Peregrine Semiconductor Corp.*	144	1,407
Exa Corp.*	138	1,314
Aware, Inc.	271	1,255
Viasystems Group, Inc.*	90	1,174
Mattersight Corp.*	225	965
MeetMe, Inc.*	418	953
Brightcove, Inc.*	134	832
Synacor, Inc.*	147	440
Envivio, Inc.*	176	299
Sycamore Networks, Inc.	465	172
Ambient Corp.*	64	157
Riverbed Technology, Inc.*	4	60
Total Information Technology		4,946,446
INDUSTRIALS - 9.8%
Alaska Air Group, Inc.*	1,602	102,463
Genesee & Wyoming, Inc. — Class A*	999	93,017
Avis Budget Group, Inc.*	2,387	66,431
Acuity Brands, Inc.	956	66,298
Hexcel Corp.*	2,242	65,040
Teledyne Technologies, Inc.*	829	65,027
AO Smith Corp.	875	64,374
EMCOR Group, Inc.	1,501	63,627
Middleby Corp.*	417	63,446
US Airways Group, Inc.*	3,646	61,873
Woodward, Inc.	1,551	61,668
Old Dominion Freight Line, Inc.*	1,602	61,197
CLARCOR, Inc.	1,134	59,399
Watsco, Inc.	660	55,559
Chart Industries, Inc.*	672	53,767
Belden, Inc.	1,019	52,631
Esterline Technologies Corp.*	684	51,779
HEICO Corp.	1,179	51,180
Actuant Corp. — Class A	1,640	50,217
EnerSys, Inc.*	1,073	48,907
Deluxe Corp.	1,143	47,320
Moog, Inc. — Class A*	1,012	46,380
USG Corp.*	1,664	43,997
Corporate Executive Board Co.	754	43,853
Tetra Tech, Inc.*	1,422	43,356
Applied Industrial Technologies, Inc.	950	42,750
Beacon Roofing Supply, Inc.*	1,055	40,786
Advisory Board Co.*	772	40,545
Healthcare Services Group, Inc.	1,508	38,651
Brady Corp. — Class A	1,098	36,816
Curtiss-Wright Corp.	1,055	36,609
HNI Corp.	1,024	36,341
JetBlue Airways Corp.*	5,251	36,232
Herman Miller, Inc.	1,309	36,220
MasTec, Inc.*	1,236	36,029
FTI Consulting, Inc.*	947	35,664
Franklin Electric Company, Inc.	1,056	35,450
Barnes Group, Inc.	1,222	35,352
United Stationers, Inc.	912	35,249
DigitalGlobe, Inc.*	1,203	34,779
AMERCO	198	34,361
Acacia Research Corp.*	1,121	33,821
Hub Group, Inc. — Class A*	837	32,191
Mine Safety Appliances Co.	616	30,566
Watts Water Technologies, Inc. — Class A	629	30,186
Brink’s Co.	1,059	29,927
Allegiant Travel Co. — Class A	337	29,919
TAL International Group, Inc.	660	29,905
UniFirst Corp.	326	29,503
Granite Construction, Inc.	871	27,733
Simpson Manufacturing Company, Inc.	903	27,642
Raven Industries, Inc.	817	27,459
AZZ, Inc.	565	27,233
Briggs & Stratton Corp.[1]	1,090	27,032
ABM Industries, Inc.	1,206	26,821
Lindsay Corp.	288	25,395
Interface, Inc. — Class A	1,321	25,390
RBC Bearings, Inc.*	501	25,331
Mobile Mini, Inc.*	860	25,311
Steelcase, Inc. — Class A	1,714	25,247
Swift Transportation Co. — Class A*	1,780	25,240
ESCO Technologies, Inc.	599	24,475
Forward Air Corp.	656	24,462
On Assignment, Inc.*	964	24,398
Atlas Air Worldwide Holdings, Inc.*	593	24,171
Werner Enterprises, Inc.	989	23,874
EnPro Industries, Inc.*	466	23,845
Spirit Airlines, Inc.*	937	23,762
Mueller Industries, Inc.	443	23,607
Trimas Corp.*	727	23,606
Titan International, Inc.	1,070	22,555
Orbital Sciences Corp.*	1,323	22,081
Kaman Corp.	593	21,034
Knight Transportation, Inc.	1,299	20,914
Mueller Water Products, Inc. — Class A	3,520	20,874
Tennant Co.	424	20,589
Huron Consulting Group, Inc.*	510	20,563
Aegion Corp. — Class A*	883	20,441
II-VI, Inc.*	1,177	20,056
Generac Holdings, Inc.	558	19,720
Knoll, Inc.	1,079	19,562
G&K Services, Inc. — Class A	424	19,296
TrueBlue, Inc.*	911	19,259
Korn/Ferry International*	1,072	19,146
Kaydon Corp.	724	18,520
Team, Inc.*	448	18,399
Apogee Enterprises, Inc.	635	18,383

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

SkyWest, Inc.	1,140	$18,297
Rush Enterprises, Inc. — Class A*	752	18,138
Aircastle Ltd.	1,325	18,126
Albany International Corp. — Class A	623	18,005
GenCorp, Inc.*	1,344	17,875
Universal Forest Products, Inc.	445	17,715
McGrath RentCorp	561	17,447
ACCO Brands Corp.*	2,539	16,961
AAR Corp.	910	16,735
Trex Company, Inc.*	336	16,524
Altra Holdings, Inc.	606	16,495
CIRCOR International, Inc.	386	16,405
Exponent, Inc.	302	16,290
Standex International Corp.	285	15,738
Astec Industries, Inc.	450	15,718
Wabash National Corp.*	1,537	15,616
Sauer-Danfoss, Inc.	265	15,484
Tutor Perini Corp.*	799	15,421
Cubic Corp.	358	15,294
Navigant Consulting, Inc.*	1,162	15,269
Sun Hydraulics Corp.	464	15,085
Primoris Services Corp.	676	14,946
Dycom Industries, Inc.*	756	14,886
DXP Enterprises, Inc.*	199	14,865
Blount International, Inc.*	1,103	14,758
Insperity, Inc.	508	14,412
Hyster-Yale Materials Handling, Inc.	251	14,330
Heartland Express, Inc.	1,074	14,327
Rexnord Corp.*	650	13,800
John Bean Technologies Corp.	650	13,488
Quad/Graphics, Inc.	563	13,478
Quanex Building Products Corp.	822	13,234
H&E Equipment Services, Inc.	643	13,117
Saia, Inc.*	361	13,057
Encore Wire Corp.	367	12,852
Nortek, Inc.*	176	12,559
Republic Airways Holdings, Inc.*	1,087	12,544
Viad Corp.	452	12,502
Gibraltar Industries, Inc.*	684	12,483
Textainer Group Holdings Ltd.	312	12,340
ICF International, Inc.*	448	12,186
Resources Connection, Inc.	959	12,179
Griffon Corp.	1,018	12,135
Comfort Systems USA, Inc.	839	11,822
Greenbrier Companies, Inc.*	514	11,673
AAON, Inc.	421	11,615
MYR Group, Inc.*	465	11,420
Federal Signal Corp.*	1,393	11,339
American Science & Engineering, Inc.	185	11,283
Kelly Services, Inc. — Class A	603	11,264
US Ecology, Inc.	409	10,859
InnerWorkings, Inc.*	717	10,855
Titan Machinery, Inc.*	383	10,628
Kforce, Inc.	649	10,624
Powell Industries, Inc.*	201	10,567
Meritor, Inc.*	2,166	10,245
Gorman-Rupp Co.	340	10,217
American Railcar Industries, Inc.	217	10,143
Layne Christensen Co.*	450	9,621
EnerNOC, Inc.*	552	9,588
Celadon Group, Inc.	454	9,470
CAI International, Inc.*	321	9,251
Taser International, Inc.*	1,151	9,150
LB Foster Co. — Class A	206	9,124
Great Lakes Dredge & Dock Corp.	1,329	8,944
KEYW Holding Corp.*	554	8,936
National Presto Industries, Inc.	110	8,855
Ennis, Inc.	585	8,816
Mistras Group, Inc.*	354	8,570
Columbus McKinnon Corp.*	431	8,297
Barrett Business Services, Inc.	157	8,268
Astronics Corp.*	274	8,171
GP Strategies Corp.*	336	8,017
Multi-Color Corp.	306	7,892
American Woodmark Corp.*	222	7,555
Roadrunner Transportation Systems, Inc.*	321	7,383
Thermon Group Holdings, Inc.*	331	7,352
Standard Parking Corp.*	355	7,349
Echo Global Logistics, Inc.*	327	7,233
Aerovironment, Inc.*	391	7,089
NCI Building Systems, Inc.*	405	7,035
Marten Transport Ltd.	349	7,025
Air Transport Services Group, Inc.*	1,194	6,961
Global Power Equipment Group, Inc.	389	6,854
Douglas Dynamics, Inc.	495	6,841
XPO Logistics, Inc.*	399	6,719
Aceto Corp.	605	6,697
EnergySolutions, Inc.*	1,785	6,694
Arkansas Best Corp.	572	6,681
RPX Corp.*	473	6,674
Kimball International, Inc. — Class B	735	6,659
Hawaiian Holdings, Inc.*	1,151	6,630
Kadant, Inc.*	265	6,625
Park-Ohio Holdings Corp.*	199	6,593
Consolidated Graphics, Inc.*	167	6,530
Insteel Industries, Inc.	394	6,430
Orion Marine Group, Inc.*	612	6,083
Heidrick & Struggles International, Inc.	404	6,040
Capstone Turbine Corp.*	6,710	6,039
Northwest Pipe Co.*	215	6,016
Alamo Group, Inc.	156	5,967
Builders FirstSource, Inc.*	1,009	5,913
FreightCar America, Inc.	269	5,870
Lydall, Inc.*	382	5,864
Wesco Aircraft Holdings, Inc.*	396	5,829
Pendrell Corp.*	3,479	5,775
Accuride Corp.*	1,059	5,708
SeaCube Container Leasing Ltd.	246	5,648
Furmanite Corp.*	836	5,593
Graham Corp.	224	5,542
Proto Labs, Inc.*	112	5,499
Pike Electric Corp.	385	5,479
CBIZ, Inc.*	853	5,442
Odyssey Marine Exploration, Inc.*	1,647	5,369

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

CDI Corp.	312	$5,366
Houston Wire & Cable Co.	405	5,245
Dynamic Materials Corp.	298	5,185
CRA International, Inc.*	229	5,123
Twin Disc, Inc.	195	4,891
Michael Baker Corp.	198	4,851
Franklin Covey Co.*	312	4,533
Kratos Defense & Security Solutions, Inc.*	899	4,522
Commercial Vehicle Group, Inc.*	550	4,290
Flow International Corp.*	1,074	4,199
LMI Aerospace, Inc.*	197	4,096
Hurco Companies, Inc.*	149	4,057
Quality Distribution, Inc.*	481	4,045
Miller Industries, Inc.	248	3,980
WageWorks, Inc.*	158	3,955
Sterling Construction Company, Inc.*	363	3,953
Pacer International, Inc.*	785	3,949
Patriot Transportation Holding, Inc.*	141	3,923
Preformed Line Products Co.	56	3,918
TMS International Corp. — Class A*	291	3,841
Casella Waste Systems, Inc. — Class A*	845	3,693
Energy Recovery, Inc.*	989	3,659
NN, Inc.*	382	3,614
Hardinge, Inc.	265	3,612
Ampco-Pittsburgh Corp.	186	3,517
Met-Pro Corp.	333	3,440
Ameresco, Inc. — Class A*	456	3,374
Argan, Inc.	222	3,310
Swisher Hygiene, Inc.*	2,534	3,269
FuelCell Energy, Inc.*,1	3,400	3,209
Courier Corp.	221	3,185
LSI Industries, Inc.	442	3,085
AT Cross Co. — Class A*	220	3,029
PGT, Inc.*	439	3,016
Coleman Cable, Inc.	198	2,970
Acorn Energy, Inc.	403	2,962
Hudson Global, Inc.*	748	2,947
Schawk, Inc. — Class A	267	2,934
PMFG, Inc.*	465	2,869
Universal Truckload Services, Inc.*	118	2,753
Heritage-Crystal Clean, Inc.*	175	2,643
Cenveo, Inc.*	1,215	2,612
Performant Financial Corp.*	205	2,517
Rand Logistics, Inc.*	400	2,450
ARC Document Solutions, Inc.*	820	2,444
Edgen Group, Inc. — Class A*	333	2,408
Eastern Co.	137	2,403
American Superconductor Corp.*	882	2,346
VSE Corp.	92	2,299
Vicor Corp.*	446	2,217
TRC Companies, Inc.*	341	2,199
International Shipholding Corp.	118	2,148
BlueLinx Holdings, Inc.*	735	2,095
CECO Environmental Corp.	160	2,069
Genco Shipping & Trading Ltd.*	705	2,030
Intersections, Inc.	203	1,910
NL Industries, Inc.	152	1,889
Willis Lease Finance Corp.*	120	1,814
API Technologies Corp.*	722	1,791
Dolan Co.*	687	1,642
Hill International, Inc.*	515	1,540
Metalico, Inc.*	901	1,460
Patrick Industries, Inc.*	90	1,418
CPI Aerostructures, Inc.*	153	1,311
Enphase Energy, Inc.*	180	1,116
Omega Flex, Inc.	64	1,100
Sypris Solutions, Inc.	240	1,003
SIFCO Industries, Inc.	51	939
Compx International, Inc.	25	317
Total Industrials		4,604,508
CONSUMER DISCRETIONARY - 8.8%
Brunswick Corp.	2,003	68,544
Domino’s Pizza, Inc.	1,306	67,180
Cabela’s, Inc.*	1,049	63,758
Six Flags Entertainment Corp.	830	60,159
Dana Holding Corp.	3,323	59,248
Sotheby’s	1,525	57,051
Tenneco, Inc.*	1,361	53,501
Pool Corp.	1,067	51,216
Fifth & Pacific Companies, Inc.*	2,689	50,769
Pier 1 Imports, Inc.	2,188	50,323
Vail Resorts, Inc.	805	50,168
Rent-A-Center, Inc. — Class A	1,336	49,351
Wolverine World Wide, Inc.	1,090	48,363
Cheesecake Factory, Inc.	1,218	47,026
HSN, Inc.	807	44,272
Lumber Liquidators Holdings, Inc.*	622	43,677
Lions Gate Entertainment Corp.*	1,790	42,548
Ryland Group, Inc.	1,000	41,619
Iconix Brand Group, Inc.*	1,593	41,211
Life Time Fitness, Inc.*	963	41,197
KB Home	1,857	40,427
Live Nation Entertainment, Inc.*	3,145	38,904
Men’s Wearhouse, Inc.	1,145	38,266
Steven Madden Ltd.*	884	38,136
Buffalo Wild Wings, Inc.*	421	36,850
Coinstar, Inc.*,1	624	36,454
Cooper Tire & Rubber Co.	1,405	36,052
Express, Inc.*	2,015	35,887
Shutterfly, Inc.*	801	35,380
Cracker Barrel Old Country Store, Inc.	434	35,089
Jack in the Box, Inc.*	998	34,521
Hibbett Sports, Inc.*	589	33,143
Genesco, Inc.*	545	32,749
Vitamin Shoppe, Inc.*	666	32,534
Meritage Homes Corp.*	689	32,287
ANN, Inc.*	1,098	31,864
Penske Automotive Group, Inc.	949	31,659
MDC Holdings, Inc.	861	31,556
Hillenbrand, Inc.	1,242	31,398
WMS Industries, Inc.*	1,235	31,134
Meredith Corp.	809	30,951
Group 1 Automotive, Inc.	511	30,696

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

New York Times Co. — Class A*	3,066	$30,047
Crocs, Inc.*	2,017	29,892
Buckle, Inc.	622	29,016
Saks, Inc.*	2,467	28,296
Texas Roadhouse, Inc. — Class A	1,398	28,226
Arbitron, Inc.	596	27,935
Bob Evans Farms, Inc.	652	27,788
Monro Muffler Brake, Inc.[1]	697	27,678
Helen of Troy Ltd.*	715	27,427
Valassis Communications, Inc.[1]	896	26,764
Marriott Vacations Worldwide Corp.*	596	25,573
Select Comfort Corp.*	1,275	25,207
Office Depot, Inc.*	6,381	25,077
Jos. A. Bank Clothiers, Inc.*	627	25,017
Papa John’s International, Inc.*	403	24,913
Aeropostale, Inc.*	1,826	24,834
Children’s Place Retail Stores, Inc.*	547	24,517
DineEquity, Inc.	345	23,733
Ascent Capital Group, Inc. — Class A*	317	23,597
Regis Corp.	1,291	23,483
Jones Group, Inc.	1,842	23,430
Lithia Motors, Inc. — Class A	491	23,313
Asbury Automotive Group, Inc.*	628	23,041
Sinclair Broadcast Group, Inc. — Class A	1,131	22,892
Grand Canyon Education, Inc.*	899	22,825
OfficeMax, Inc.	1,946	22,593
Standard Pacific Corp.*,1	2,598	22,447
Finish Line, Inc. — Class A	1,139	22,313
Francesca’s Holdings Corp.*,1	778	22,297
Matthews International Corp. — Class A	635	22,155
Sturm Ruger & Company, Inc.	433	21,966
La-Z-Boy, Inc.	1,161	21,908
Orient-Express Hotels Ltd. — Class A*	2,174	21,436
Sonic Automotive, Inc. — Class A	958	21,229
Belo Corp. — Class A	2,102	20,663
International Speedway Corp. — Class A	627	20,490
SHFL Entertainment, Inc.*	1,235	20,464
American Axle & Manufacturing Holdings, Inc.*	1,499	20,461
Churchill Downs, Inc.	292	20,452
Dorman Products, Inc.	546	20,317
AFC Enterprises, Inc.*	548	19,909
National CineMedia, Inc.	1,258	19,851
Ameristar Casinos, Inc.	742	19,463
Pinnacle Entertainment, Inc.*	1,329	19,430
Krispy Kreme Doughnuts, Inc.*	1,338	19,321
Interval Leisure Group, Inc.	875	19,023
BJ’s Restaurants, Inc.*	552	18,371
Ethan Allen Interiors, Inc.	547	18,007
Skechers U.S.A., Inc. — Class A*	846	17,893
Stage Stores, Inc.	691	17,883
Quiksilver, Inc.*	2,933	17,803
Oxford Industries, Inc.	315	16,727
Sonic Corp.*	1,277	16,448
Steiner Leisure Ltd.*	340	16,442
Drew Industries, Inc.	434	15,759
Columbia Sportswear Co.[1]	272	15,743
iRobot Corp.*	613	15,730
Scholastic Corp.	587	15,644
Stewart Enterprises, Inc. — Class A	1,676	15,570
Brown Shoe Company, Inc.	958	15,328
Red Robin Gourmet Burgers, Inc.*	333	15,185
True Religion Apparel, Inc.	581	15,170
G-III Apparel Group Ltd.*	376	15,081
Cato Corp. — Class A	616	14,870
K12, Inc.*	604	14,562
American Public Education, Inc.*	404	14,096
Pep Boys-Manny Moe & Jack*	1,187	13,995
Hovnanian Enterprises, Inc. — Class A*	2,363	13,635
Winnebago Industries, Inc.*	657	13,560
Conn’s, Inc.*	375	13,463
Core-Mark Holding Company, Inc.	260	13,341
CEC Entertainment, Inc.	407	13,329
Hot Topic, Inc.	952	13,214
Movado Group, Inc.	394	13,207
Caesars Entertainment Corp.*	829	13,148
Smith & Wesson Holding Corp.*	1,454	13,086
Strayer Education, Inc.	268	12,966
Multimedia Games Holding Company, Inc.*	618	12,898
Denny’s Corp.*	2,162	12,475
Standard Motor Products, Inc.	447	12,391
Arctic Cat, Inc.*	281	12,280
M/I Homes, Inc.*	476	11,638
American Greetings Corp. — Class A	714	11,496
Fred’s, Inc. — Class A	828	11,327
Biglari Holdings, Inc.*	30	11,196
Zumiez, Inc.*,1	487	11,152
Gentherm, Inc.*	663	10,860
Vera Bradley, Inc.*,1	452	10,681
Ruby Tuesday, Inc.*	1,429	10,532
Barnes & Noble, Inc.*	636	10,462
Boyd Gaming Corp.*,1	1,251	10,346
rue21, Inc.*	348	10,228
Scientific Games Corp. — Class A*	1,167	10,211
Tumi Holdings, Inc.*	480	10,051
Callaway Golf Co.	1,465	9,698
LeapFrog Enterprises, Inc. — Class A*	1,132	9,690
Blue Nile, Inc.*	280	9,646
Fiesta Restaurant Group, Inc.*	363	9,645
Superior Industries International, Inc.	516	9,639
Modine Manufacturing Co.*	1,050	9,555
Five Below, Inc.*	248	9,397
MDC Partners, Inc. — Class A	579	9,362
Maidenform Brands, Inc.*	529	9,273
Haverty Furniture Companies, Inc.	434	8,923
Libbey, Inc.*	456	8,815
Capella Education Co.*	283	8,813
Beazer Homes USA, Inc.*	554	8,775
Mattress Firm Holding Corp.*	251	8,670
America’s Car-Mart, Inc.*	176	8,226
EW Scripps Co. — Class A*	671	8,072
Fisher Communications, Inc.	200	7,848
Universal Electronics, Inc.*	336	7,812

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Harte-Hanks, Inc.	1,002	$7,806
Carriage Services, Inc. — Class A	358	7,608
Ruth’s Hospitality Group, Inc.*	796	7,594
LIN TV Corp. — Class A*	686	7,539
RadioShack Corp.[1]	2,235	7,510
Bloomin’ Brands, Inc.*	414	7,398
Cavco Industries, Inc.*	155	7,373
Tuesday Morning Corp.*	940	7,294
Carmike Cinemas, Inc.*	400	7,248
Destination Maternity Corp.	298	6,973
Bravo Brio Restaurant Group, Inc.*	437	6,918
Shoe Carnival, Inc.	319	6,520
NACCO Industries, Inc. — Class A	119	6,350
MarineMax, Inc.*	454	6,170
Wet Seal, Inc. — Class A*	2,036	6,149
PetMed Express, Inc.	458	6,144
Journal Communications, Inc. — Class A*	908	6,102
Unifi, Inc.*	315	6,017
Universal Technical Institute, Inc.	471	5,949
Big 5 Sporting Goods Corp.	369	5,760
CSS Industries, Inc.	221	5,739
Fuel Systems Solutions, Inc.*	333	5,485
NutriSystem, Inc.	641	5,436
World Wrestling Entertainment, Inc. — Class A	612	5,398
Shutterstock, Inc.*	120	5,398
JAKKS Pacific, Inc.	496	5,203
Stein Mart, Inc.	613	5,137
Marcus Corp.	408	5,096
Jamba, Inc.*	1,740	4,959
Saga Communications, Inc. — Class A	107	4,950
Town Sports International Holdings, Inc.	520	4,919
Chuy’s Holdings, Inc.*	150	4,887
Stoneridge, Inc.*	628	4,792
Destination XL Group, Inc.*	941	4,790
Perry Ellis International, Inc.	262	4,766
Exide Technologies*	1,759	4,749
Speedway Motorsports, Inc.	263	4,731
Cumulus Media, Inc. — Class A*	1,393	4,694
Nexstar Broadcasting Group, Inc. — Class A	256	4,608
Rentrak Corp.*	207	4,550
VOXX International Corp. — Class A*	407	4,359
Black Diamond, Inc.*	472	4,300
Restoration Hardware Holdings, Inc.*	120	4,200
Zagg, Inc.*	569	4,142
Entercom Communications Corp. — Class A*	546	4,062
Spartan Motors, Inc.	762	4,046
Bassett Furniture Industries, Inc.	250	3,990
Blyth, Inc.	229	3,975
Digital Generation, Inc.*	615	3,954
Bridgepoint Education, Inc.*	386	3,949
LifeLock, Inc.*	410	3,948
West Marine, Inc.*	339	3,875
Hooker Furniture Corp.	239	3,810
McClatchy Co. — Class A*	1,307	3,790
Weyco Group, Inc.	153	3,750
Steinway Musical Instruments, Inc.*	156	3,747
Bon-Ton Stores, Inc.	287	3,731
Corinthian Colleges, Inc.*	1,759	3,694
Entravision Communications Corp. — Class A	1,141	3,640
Vitacost.com, Inc.*	500	3,615
Kirkland’s, Inc.*	309	3,541
hhgregg, Inc.*	320	3,536
Central European Media Enterprises Ltd. — Class A*	829	3,498
bebe stores, Inc.	833	3,474
Body Central Corp.*	367	3,450
Mac-Gray Corp.	268	3,430
Citi Trends, Inc.*	335	3,427
ReachLocal, Inc.*	227	3,396
Luby’s, Inc.*	454	3,396
Overstock.com, Inc.*	264	3,252
Global Sources Ltd.*	425	3,213
Kayak Software Corp.*	80	3,197
Culp, Inc.	199	3,166
Bluegreen Corp.*	320	3,149
Johnson Outdoors, Inc. — Class A*	129	3,075
Winmark Corp.	48	3,024
Outdoor Channel Holdings, Inc.	336	2,997
Lincoln Educational Services Corp.	509	2,983
Orbitz Worldwide, Inc.*	521	2,975
Morgans Hotel Group Co.*	500	2,960
Isle of Capri Casinos, Inc.*	467	2,937
1-800-Flowers.com, Inc. — Class A*	589	2,927
K-Swiss, Inc. — Class A*	596	2,825
Career Education Corp.*	1,165	2,761
Tilly’s, Inc. — Class A*	211	2,684
Nathan’s Famous, Inc.*	63	2,662
RG Barry Corp.	197	2,638
Delta Apparel, Inc.*	158	2,602
Daily Journal Corp.*	23	2,553
Cherokee, Inc.	185	2,535
Federal-Mogul Corp.*	420	2,533
Lifetime Brands, Inc.	220	2,510
New York & Company, Inc.*	611	2,499
Systemax, Inc.	249	2,465
Flexsteel Industries, Inc.	96	2,375
Ignite Restaurant Group, Inc.*	153	2,246
Gordmans Stores, Inc.*	191	2,237
Red Lion Hotels Corp.*	311	2,211
Education Management Corp.*	599	2,198
Del Frisco’s Restaurant Group, Inc.*	130	2,158
Reading International, Inc. — Class A*	378	2,117
Einstein Noah Restaurant Group, Inc.	137	2,032
Skullcandy, Inc.*	365	1,927
Monarch Casino & Resort, Inc.*	195	1,897
Tower International, Inc.*	129	1,806
Salem Communications Corp. — Class A	225	1,784
Carrols Restaurant Group, Inc.*	339	1,759
Marine Products Corp.	229	1,685
MTR Gaming Group, Inc.*	508	1,676

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Martha Stewart Living Omnimedia — Class A*	625	$1,650
Crown Media Holdings, Inc. — Class A*	776	1,591
Premier Exhibitions, Inc.*	582	1,548
Collectors Universe, Inc.	122	1,436
Shiloh Industries, Inc.	133	1,432
Geeknet, Inc.*	96	1,418
Frisch’s Restaurants, Inc.	70	1,256
National American University Holdings, Inc.	227	885
Perfumania Holdings, Inc.*	113	651
CafePress, Inc.*	99	595
Beasley Broadcasting Group, Inc. — Class A	100	590
US Auto Parts Network, Inc.*	333	400
Value Line, Inc.	31	292
Orchard Supply Hardware Stores Corp. — Class A*	38	150
Total Consumer Discretionary		4,152,724
Health Care - 7.8%
Pharmacyclics, Inc.*	1,221	98,180
athenahealth, Inc.*,1	805	78,118
Seattle Genetics, Inc.*	2,135	75,813
Cubist Pharmaceuticals, Inc.*	1,420	66,483
Alkermes plc*	2,749	65,179
HealthSouth Corp.*	2,146	56,591
Cepheid, Inc.*	1,472	56,481
WellCare Health Plans, Inc.*	968	56,104
Align Technology, Inc.*	1,610	53,950
STERIS Corp.	1,295	53,885
PAREXEL International Corp.*	1,347	53,219
HMS Holdings Corp.*	1,928	52,344
Jazz Pharmaceuticals plc*	935	52,275
Centene Corp.*	1,155	50,866
West Pharmaceutical Services, Inc.	758	49,225
Haemonetics Corp.*	1,134	47,242
Owens & Minor, Inc.	1,431	46,594
Air Methods Corp.	866	41,776
Medicines Co.*	1,239	41,406
Arena Pharmaceuticals, Inc.*,1	4,870	39,983
Questcor Pharmaceuticals, Inc.[1]	1,213	39,471
Isis Pharmaceuticals, Inc.*	2,249	38,098
MWI Veterinary Supply, Inc.*	286	37,826
ViroPharma, Inc.*	1,481	37,262
Chemed Corp.	429	34,311
Theravance, Inc.*	1,364	32,218
Infinity Pharmaceuticals, Inc.*	639	30,972
Ironwood Pharmaceuticals, Inc. — Class A*	1,685	30,819
Insulet Corp.*	1,173	30,334
ImmunoGen, Inc.*,1	1,879	30,177
Alnylam Pharmaceuticals, Inc.*	1,233	30,048
Magellan Health Services, Inc.*	615	29,256
Cyberonics, Inc.*	623	29,163
Medidata Solutions, Inc.*	501	29,048
Acorda Therapeutics, Inc.*	899	28,795
Nektar Therapeutics*	2,578	28,358
HeartWare International, Inc.*	316	27,944
Volcano Corp.*	1,197	26,645
Neogen Corp.*	533	26,421
DexCom, Inc.*	1,541	25,766
Aegerion Pharmaceuticals, Inc.*	631	25,455
MedAssets, Inc.*	1,313	25,275
Vivus, Inc.*,1	2,245	24,695
Hanger, Inc.*	767	24,184
Amsurg Corp. — Class A*	712	23,952
Wright Medical Group, Inc.*	990	23,572
Team Health Holdings, Inc.*	638	23,210
Impax Laboratories, Inc.*	1,503	23,206
Abaxis, Inc.	488	23,092
PDL BioPharma, Inc.[1]	3,144	22,983
Masimo Corp.	1,126	22,092
CONMED Corp.	633	21,560
ArthroCare Corp.*	619	21,516
Analogic Corp.	272	21,493
Santarus, Inc.*	1,234	21,385
Meridian Bioscience, Inc.	929	21,200
Celldex Therapeutics, Inc.*	1,809	20,948
Molina Healthcare, Inc.*	677	20,899
NuVasive, Inc.*	967	20,607
Endologix, Inc.*	1,241	20,042
NPS Pharmaceuticals, Inc.*	1,935	19,718
Emeritus Corp.*	695	19,314
Exelixis, Inc.*,1	4,120	19,034
Auxilium Pharmaceuticals, Inc.*	1,092	18,870
Opko Health, Inc.*,1	2,402	18,327
Neurocrine Biosciences, Inc.*	1,495	18,149
Acadia Healthcare Company, Inc.*	610	17,928
Akorn, Inc.*	1,275	17,633
Integra LifeSciences Holdings Corp.*	436	17,008
Conceptus, Inc.*	702	16,953
Capital Senior Living Corp.*	633	16,730
IPC The Hospitalist Company, Inc.*	376	16,724
InterMune, Inc.*	1,829	16,552
Dendreon Corp.*,1	3,460	16,366
ICU Medical, Inc.*	277	16,329
Quality Systems, Inc.	884	16,160
Greatbatch, Inc.*	531	15,861
AMN Healthcare Services, Inc.*	997	15,783
Luminex Corp.*	938	15,496
Orthofix International N.V.*	423	15,173
Quidel Corp.*	631	14,986
Bio-Reference Labs, Inc.*	556	14,445
Cantel Medical Corp.	479	14,399
Omnicell, Inc.*	759	14,330
Spectranetics Corp.*	771	14,287
Exact Sciences Corp.*	1,434	14,053
Momenta Pharmaceuticals, Inc.*	1,049	13,994
ABIOMED, Inc.*	748	13,965
Synageva BioPharma Corp.*	250	13,730
Computer Programs & Systems, Inc.	248	13,419
NxStage Medical, Inc.*	1,166	13,152

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Rigel Pharmaceuticals, Inc.*	1,921	$13,044
Ensign Group, Inc.	386	12,892
Accretive Health, Inc.*	1,268	12,883
Keryx Biopharmaceuticals, Inc.*	1,829	12,876
Array BioPharma, Inc.*	2,612	12,851
Optimer Pharmaceuticals, Inc.*	1,058	12,590
Kindred Healthcare, Inc.*	1,193	12,562
BioScrip, Inc.*	987	12,545
Pacira Pharmaceuticals, Inc.*	413	11,919
Landauer, Inc.	208	11,727
Achillion Pharmaceuticals, Inc.*	1,333	11,650
Halozyme Therapeutics, Inc.*	2,015	11,627
Merit Medical Systems, Inc.*	948	11,622
AMAG Pharmaceuticals, Inc.*	479	11,424
ExamWorks Group, Inc.*	658	11,397
Sangamo Biosciences, Inc.*	1,184	11,319
National Healthcare Corp.	239	10,927
Sequenom, Inc.*,1	2,572	10,674
Vanguard Health Systems, Inc.*	715	10,632
Lexicon Pharmaceuticals, Inc.*	4,752	10,359
Ligand Pharmaceuticals, Inc. — Class B*	386	10,287
Genomic Health, Inc.*	363	10,266
MannKind Corp.*	3,026	10,258
Orexigen Therapeutics, Inc.*	1,630	10,188
HealthStream, Inc.*	443	10,162
Fluidigm Corp.*	542	10,032
Spectrum Pharmaceuticals, Inc.[1]	1,340	9,996
MAKO Surgical Corp.*	890	9,924
Dyax Corp.*	2,217	9,666
Symmetry Medical, Inc.*	824	9,435
Invacare Corp.	719	9,383
PharMerica Corp.*	667	9,338
Astex Pharmaceuticals*	2,089	9,317
Healthways, Inc.*	750	9,188
Cadence Pharmaceuticals, Inc.*	1,352	9,045
Natus Medical, Inc.*	662	8,897
Clovis Oncology, Inc.*	310	8,888
Dynavax Technologies Corp.*	3,916	8,694
Antares Pharma, Inc.*	2,400	8,592
Cambrex Corp.*	669	8,557
AVANIR Pharmaceuticals, Inc. — Class A*	3,054	8,368
Endocyte, Inc.*	665	8,279
Emergent Biosolutions, Inc.*	577	8,066
Hi-Tech Pharmacal Company, Inc.	239	7,913
SurModics, Inc.*	289	7,875
Cardiovascular Systems, Inc.*	379	7,762
Obagi Medical Products, Inc.*	390	7,703
Synta Pharmaceuticals Corp.*,1	894	7,688
Triple-S Management Corp. — Class B*	437	7,613
AVEO Pharmaceuticals, Inc.*	1,029	7,563
Amedisys, Inc.*	675	7,506
Atrion Corp.	39	7,488
Affymetrix, Inc.*	1,583	7,472
Accuray, Inc.*	1,605	7,447
Gentiva Health Services, Inc.*	686	7,423
Depomed, Inc.*	1,257	7,379
LHC Group, Inc.*	337	7,242
Idenix Pharmaceuticals, Inc.*	2,021	7,195
Cynosure, Inc. — Class A*	273	7,144
US Physical Therapy, Inc.	266	7,142
Select Medical Holdings Corp.	790	7,110
Universal American Corp.	845	7,039
XenoPort, Inc.*	964	6,893
Tornier N.V.*	362	6,824
Raptor Pharmaceutical Corp.*	1,166	6,821
Corvel Corp.*	137	6,780
Vical, Inc.*	1,703	6,778
Novavax, Inc.*	2,915	6,646
OraSure Technologies, Inc.*	1,218	6,577
Navidea Biopharmaceuticals, Inc.*	2,400	6,504
XOMA Corp.*	1,833	6,397
Five Star Quality Care, Inc.*	954	6,382
AngioDynamics, Inc.*	554	6,332
Repros Therapeutics, Inc.*	381	6,134
Furiex Pharmaceuticals, Inc.*	162	6,072
Vascular Solutions, Inc.*	371	6,018
SciClone Pharmaceuticals, Inc.*	1,276	5,870
Palomar Medical Technologies, Inc.*	434	5,855
Curis, Inc.*	1,777	5,829
Synergy Pharmaceuticals, Inc.*	925	5,615
Cerus Corp.*	1,223	5,406
Providence Service Corp.*	292	5,399
Assisted Living Concepts, Inc. — Class A	434	5,160
Progenics Pharmaceuticals, Inc.*	935	5,040
RTI Biologics, Inc.*	1,250	4,925
Repligen Corp.*	697	4,816
Trius Therapeutics, Inc.*	695	4,754
PhotoMedex, Inc.*	293	4,714
Threshold Pharmaceuticals, Inc.*	1,015	4,679
Staar Surgical Co.*	817	4,600
Unilife Corp.*,1	2,024	4,412
NewLink Genetics Corp.*	348	4,270
Intercept Pharmaceuticals, Inc.*	110	4,114
Exactech, Inc.*	197	4,076
Anika Therapeutics, Inc.*	269	3,906
Coronado Biosciences, Inc.*	400	3,888
Osiris Therapeutics, Inc.*	370	3,848
Merge Healthcare, Inc.*	1,328	3,838
Almost Family, Inc.	183	3,739
Sagent Pharmaceuticals, Inc.*	212	3,721
Utah Medical Products, Inc.	76	3,707
CryoLife, Inc.	615	3,696
OncoGenex Pharmaceutical, Inc.*	325	3,682
Sunesis Pharmaceuticals, Inc.*	667	3,648
Vocera Communications, Inc.*	158	3,634
Lannett Company, Inc.*	359	3,629
Chindex International, Inc.*	264	3,627
Immunomedics, Inc.*	1,482	3,572
National Research Corp.	61	3,540
Rochester Medical Corp.*	242	3,538
Cytori Therapeutics, Inc.*	1,374	3,449
Arqule, Inc.*	1,327	3,437
Solta Medical, Inc.*	1,541	3,390
Enzon Pharmaceuticals, Inc.	877	3,333

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Cross Country Healthcare, Inc.*	614	$3,260
Globus Medical, Inc. — Class A*	219	3,215
Derma Sciences, Inc.*	265	3,201
Geron Corp.*	2,969	3,177
AtriCure, Inc.*	401	3,176
Harvard Bioscience, Inc.*	560	3,164
Pozen, Inc.*	599	3,157
ImmunoCellular Therapeutics Ltd.*	1,146	3,140
Pain Therapeutics, Inc.	857	2,940
Greenway Medical Technologies*	178	2,830
SIGA Technologies, Inc.*	788	2,821
Skilled Healthcare Group, Inc. — Class A*	428	2,812
ZIOPHARM Oncology, Inc.*	1,497	2,740
KYTHERA Biopharmaceuticals, Inc.*	110	2,680
Oncothyreon, Inc.*	1,279	2,660
Ampio Pharmaceuticals, Inc.*	580	2,651
Targacept, Inc.*	609	2,607
Biotime, Inc.*	682	2,605
Alphatec Holdings, Inc.*	1,232	2,600
BioDelivery Sciences International, Inc.*	600	2,526
Hansen Medical, Inc.*,1	1,237	2,486
Vanda Pharmaceuticals, Inc.*	633	2,481
GTx, Inc.*	589	2,444
Omeros Corp.*	575	2,369
Anacor Pharmaceuticals, Inc.*	366	2,364
TESARO, Inc.*	107	2,350
Regulus Therapeutics, Inc.*	290	2,248
Discovery Laboratories, Inc.*	970	2,221
Zogenix, Inc.*	1,228	2,210
Corcept Therapeutics, Inc.*	1,104	2,208
Hyperion Therapeutics, Inc.*	84	2,169
Amicus Therapeutics, Inc.*	678	2,149
Agenus, Inc.*	549	2,136
Pacific Biosciences of California, Inc.*	836	2,082
Merrimack Pharmaceuticals, Inc.*	340	2,074
Biospecifics Technologies Corp.*	112	1,910
Rockwell Medical Technologies, Inc.*	473	1,873
Durata Therapeutics, Inc.*	190	1,710
Sucampo Pharmaceuticals, Inc. — Class A*	248	1,622
ChemoCentryx, Inc.*	117	1,617
Horizon Pharma, Inc.*	577	1,564
Maxygen, Inc.	622	1,499
Zeltiq Aesthetics, Inc.*	375	1,433
Codexis, Inc.*	589	1,408
Transcept Pharmaceuticals, Inc.*	282	1,351
Cornerstone Therapeutics, Inc.*	189	1,336
Cumberland Pharmaceuticals, Inc.*	268	1,335
PDI, Inc.*	225	1,328
Verastem, Inc.*	137	1,318
Ventrus Biosciences, Inc.*	440	1,316
BioCryst Pharmaceuticals, Inc.*	1,102	1,311
Affymax, Inc.*	810	1,126
Pernix Therapeutics Holdings*	205	1,017
BG Medicine, Inc.*	334	621
Cempra, Inc.*	90	608
EnteroMedics, Inc.*	596	596
Acura Pharmaceuticals, Inc.*	271	577
Supernus Pharmaceuticals, Inc.*	100	562
Total Health Care		3,677,435
Energy - 4.0%
Dril-Quip, Inc.*	899	78,367
Gulfport Energy Corp.*	1,708	78,277
Oasis Petroleum, Inc.*	1,798	68,449
Rosetta Resources, Inc.*	1,189	56,572
Berry Petroleum Co. — Class A	1,180	54,622
Helix Energy Solutions Group, Inc.*	2,376	54,363
Kodiak Oil & Gas Corp.*	5,919	53,804
Bristow Group, Inc.	800	52,752
Lufkin Industries, Inc.	754	50,058
SemGroup Corp. — Class A*	943	48,771
Energy XXI Bermuda Ltd.	1,777	48,370
Western Refining, Inc.	1,288	45,609
Targa Resources Corp.	652	44,310
Exterran Holdings, Inc.*	1,460	39,420
McMoRan Exploration Co.*	2,283	37,327
Hornbeck Offshore Services, Inc.*	798	37,075
PDC Energy, Inc.*	677	33,559
Geospace Technologies Corp.*	289	31,189
Key Energy Services, Inc.*	3,391	27,399
Hercules Offshore, Inc.*	3,559	26,407
Arch Coal, Inc.	4,775	25,928
Cloud Peak Energy, Inc.*	1,367	25,672
Stone Energy Corp.*	1,113	24,208
Gulfmark Offshore, Inc. — Class A	605	23,571
Carrizo Oil & Gas, Inc.*	894	23,038
C&J Energy Services, Inc.*	1,005	23,015
Bill Barrett Corp.*	1,080	21,892
Northern Oil and Gas, Inc.*	1,432	20,592
ION Geophysical Corp.*	2,964	20,185
Halcon Resources Corp.*	2,508	19,537
CVR Energy, Inc.	376	19,409
Ship Finance International Ltd.	1,093	19,281
Clean Energy Fuels Corp.*	1,480	19,240
Newpark Resources, Inc.*	2,022	18,764
Approach Resources, Inc.*	744	18,310
TETRA Technologies, Inc.*	1,748	17,934
Crosstex Energy, Inc.	917	17,661
Comstock Resources, Inc.*	1,086	17,648
EPL Oil & Gas, Inc.*	627	16,810
Scorpio Tankers, Inc.*	1,872	16,698
Rex Energy Corp.*	974	16,052
Delek US Holdings, Inc.	379	14,955
Forum Energy Technologies, Inc.*	495	14,236
Swift Energy Co.*	959	14,203
Forest Oil Corp.*	2,645	13,913
Nordic American Tankers Ltd.[1]	1,190	13,745
Heckmann Corp.*,1	3,166	13,582
Magnum Hunter Resources Corp.*,1	3,312	13,281
Resolute Energy Corp.*	1,084	12,477
Rentech, Inc.	5,130	12,056

100 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Contango Oil & Gas Co.	289	$11,586
Pioneer Energy Services Corp.*	1,387	11,443
Parker Drilling Co.*	2,646	11,325
W&T Offshore, Inc.	782	11,104
PHI, Inc.*	292	9,989
Vaalco Energy, Inc.*	1,298	9,852
Basic Energy Services, Inc.*,1	697	9,528
Goodrich Petroleum Corp.*	584	9,140
Tesco Corp.*	682	9,132
Bonanza Creek Energy, Inc.*	224	8,662
Matrix Service Co.*	580	8,642
Willbros Group, Inc.*	877	8,612
Diamondback Energy, Inc.*	320	8,589
Vantage Drilling Co.*	4,308	7,539
RigNet, Inc.*	275	6,859
Gulf Island Fabrication, Inc.	324	6,823
GasLog Ltd.	528	6,790
Triangle Petroleum Corp.*	997	6,580
Green Plains Renewable Energy, Inc.*	564	6,452
Synergy Resources Corp.*	880	6,037
Quicksilver Resources, Inc.*	2,635	5,929
Clayton Williams Energy, Inc.*	133	5,816
Solazyme, Inc.*	737	5,756
PetroQuest Energy, Inc.*	1,271	5,643
Dawson Geophysical Co.*	180	5,400
BPZ Resources, Inc.*	2,354	5,344
Sanchez Energy Corp.*	264	5,259
Natural Gas Services Group, Inc.*	273	5,258
Warren Resources, Inc.*	1,616	5,187
Penn Virginia Corp.	1,240	5,010
Mitcham Industries, Inc.*	288	4,873
Midstates Petroleum Company, Inc.*	540	4,617
Knightsbridge Tankers Ltd.	549	4,502
Panhandle Oil and Gas, Inc. — Class A	156	4,469
Abraxas Petroleum Corp.*,1	1,851	4,276
Alon USA Energy, Inc.	221	4,210
Uranium Energy Corp.*	1,902	4,184
Teekay Tankers Ltd. — Class A	1,420	4,047
FX Energy, Inc.*	1,187	3,988
Cal Dive International, Inc.*	2,156	3,881
Evolution Petroleum Corp.*	370	3,756
Bolt Technology Corp.	197	3,440
TGC Industries, Inc.	331	3,277
Callon Petroleum Co.*	884	3,271
Harvest Natural Resources, Inc.*	882	3,096
Endeavour International Corp.*	1,048	3,092
REX American Resources Corp.*	129	2,853
Matador Resources Co.*	320	2,835
Westmoreland Coal Co.*	246	2,795
KiOR, Inc. — Class A*,1	597	2,776
Frontline Ltd.*	1,156	2,705
Miller Energy Resources, Inc.*	700	2,597
Apco Oil and Gas International, Inc.	208	2,579
Emerald Oil, Inc.*	359	2,527
Gastar Exploration Ltd.*	1,326	2,334
Isramco, Inc.*	23	2,280
Adams Resources & Energy, Inc.	44	2,244
Amyris, Inc.*,1	681	2,097
Uranerz Energy Corp.*,1	1,482	1,882
Gevo, Inc.*	690	1,546
Crimson Exploration, Inc.*	479	1,370
Renewable Energy Group, Inc.*	160	1,230
Saratoga Resources, Inc.*	461	1,226
Forbes Energy Services Ltd.*	328	1,207
Global Geophysical Services, Inc.*	441	1,080
Hallador Energy Co.	151	1,042
ZaZa Energy Corp.*	555	1,005
Ceres, Inc.*	135	470
Total Energy		1,849,538
Materials - 3.4%
Axiall Corp.	1,561	97,031
Eagle Materials, Inc.	1,102	73,426
Louisiana-Pacific Corp.*	3,092	66,788
PolyOne Corp.	2,232	54,482
Chemtura Corp.*	2,221	47,995
Olin Corp.	1,805	45,522
Sensient Technologies Corp.	1,123	43,898
HB Fuller Co.	1,122	43,848
Coeur d’Alene Mines Corp.*	2,023	38,154
Worthington Industries, Inc.	1,178	36,494
Stillwater Mining Co.*	2,603	33,657
Minerals Technologies, Inc.	799	33,166
Texas Industries, Inc.*	503	31,744
Resolute Forest Products*	1,820	29,447
Balchem Corp.	658	28,913
Kaiser Aluminum Corp.	433	27,993
Clearwater Paper Corp.*	527	27,767
Schweitzer-Mauduit International, Inc.	698	27,033
Innophos Holdings, Inc.	492	26,844
Buckeye Technologies, Inc.	890	26,656
SunCoke Energy, Inc.*	1,573	25,686
Hecla Mining Co.	6,417	25,347
KapStone Paper and Packaging Corp.	907	25,215
Graphic Packaging Holding Co.*	3,295	24,680
Stepan Co.	380	23,978
Calgon Carbon Corp.*	1,282	23,204
Innospec, Inc.	517	22,893
PH Glatfelter Co.	965	22,562
RTI International Metals, Inc.*	681	21,581
A. Schulman, Inc.	659	20,798
Koppers Holdings, Inc.	464	20,407
Boise, Inc.	2,261	19,580
Globe Specialty Metals, Inc.	1,378	19,182
American Vanguard Corp.	621	18,965
Flotek Industries, Inc.*	1,114	18,214
Headwaters, Inc.*	1,642	17,898
AMCOL International Corp.	569	17,178
Quaker Chemical Corp.	291	17,175
OM Group, Inc.*	728	17,093
Kraton Performance Polymers, Inc.*	721	16,871
Deltic Timber Corp.	245	16,836

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Tredegar Corp.	543	$15,986
Schnitzer Steel Industries, Inc. — Class A	568	15,143
Haynes International, Inc.	273	15,097
LSB Industries, Inc.*	425	14,782
McEwen Mining, Inc.*,1	4,877	13,948
Ferro Corp.*	1,942	13,109
Materion Corp.	459	13,082
Berry Plastics Group, Inc.*	660	12,573
Neenah Paper, Inc.	358	11,012
Horsehead Holding Corp.*	984	10,706
Wausau Paper Corp.	990	10,672
Myers Industries, Inc.	756	10,554
AK Steel Holding Corp.[1]	3,060	10,129
Golden Star Resources Ltd.*	5,822	9,315
Century Aluminum Co.*	1,153	8,924
Gold Resource Corp.	673	8,769
Hawkins, Inc.	210	8,390
Landec Corp.*	578	8,364
OMNOVA Solutions, Inc.*	1,040	7,977
Zep, Inc.	501	7,520
Zoltek Companies, Inc.*	614	7,337
AM Castle & Co.*	378	6,615
Paramount Gold and Silver Corp.*	2,935	6,545
AEP Industries, Inc.*	90	6,463
US Silica Holdings, Inc.	267	6,296
Metals USA Holdings Corp.	265	5,472
Universal Stainless & Alloy*	150	5,453
FutureFuel Corp.	431	5,237
ADA-ES, Inc.*	197	5,234
Olympic Steel, Inc.	207	4,947
Arabian American Development Co.*	449	3,785
Midway Gold Corp.*	2,876	3,509
KMG Chemicals, Inc.	177	3,441
Noranda Aluminum Holding Corp.	744	3,341
General Moly, Inc.*	1,506	3,328
Vista Gold Corp.*	1,381	2,983
Chase Corp.	148	2,859
UFP Technologies, Inc.*	120	2,363
United States Lime & Minerals, Inc.*	42	2,234
US Antimony Corp.*	1,209	2,092
Handy & Harman Ltd.*	117	1,801
Golden Minerals Co.*	747	1,778
GSE Holding, Inc.*	180	1,487
Revett Minerals, Inc.*	574	1,309
Total Materials		1,598,162
Consumer Staples - 2.3%
United Natural Foods, Inc.*	1,099	54,070
TreeHouse Foods, Inc.*	803	52,314
Hain Celestial Group, Inc.*	829	50,635
Casey’s General Stores, Inc.	860	50,139
Darling International, Inc.*	2,648	47,558
Harris Teeter Supermarkets, Inc.	988	42,197
B&G Foods, Inc. — Class A	1,182	36,039
Lancaster Colony Corp.	411	31,647
PriceSmart, Inc.	406	31,599
Universal Corp.	525	29,422
Spectrum Brands Holdings, Inc.	518	29,313
Prestige Brands Holdings, Inc.*	1,134	29,133
Boston Beer Company, Inc. — Class A*	177	28,256
Sanderson Farms, Inc.	517	28,239
Rite Aid Corp.*	14,830	28,177
Seaboard Corp.	10	28,000
J&J Snack Foods Corp.	334	25,681
Post Holdings, Inc.*	585	25,114
Snyders-Lance, Inc.	990	25,007
SUPERVALU, Inc.[1]	4,775	24,066
Fresh Del Monte Produce, Inc.	861	23,230
Elizabeth Arden, Inc.*	563	22,661
Andersons, Inc.	421	22,532
Vector Group Ltd.	1,245	20,069
WD-40 Co.	358	19,608
Tootsie Roll Industries, Inc.[1]	550	16,451
Cal-Maine Foods, Inc.	322	13,704
Susser Holdings Corp.*	254	12,982
Pilgrim’s Pride Corp.*	1,360	12,498
Boulder Brands, Inc.*	1,322	11,872
Weis Markets, Inc.	248	10,094
Inter Parfums, Inc.	366	8,941
Dole Food Company, Inc.*	801	8,731
Spartan Stores, Inc.	482	8,459
Diamond Foods, Inc.*	495	8,346
Chiquita Brands International, Inc.*	1,035	8,032
Harbinger Group, Inc.*	924	7,632
Calavo Growers, Inc.	265	7,627
Alliance One International, Inc.*	1,960	7,624
Medifast, Inc.*	312	7,151
Central Garden and Pet Co. — Class A*	864	7,102
Pantry, Inc.*	521	6,497
USANA Health Sciences, Inc.*	134	6,476
Village Super Market, Inc. — Class A	186	6,266
Ingles Markets, Inc. — Class A	282	6,057
Coca-Cola Bottling Company Consolidated	100	6,032
Seneca Foods Corp. — Class A*	182	6,010
Revlon, Inc. — Class A*	252	5,635
Star Scientific, Inc.*,1	3,271	5,430
Nash Finch Co.	277	5,424
Omega Protein Corp.*	439	4,719
Chefs’ Warehouse, Inc.*	250	4,618
Annie’s, Inc.*	111	4,247
Limoneira Co.	213	4,115
Nature’s Sunshine Products, Inc.	251	3,825
John B Sanfilippo & Son, Inc.	180	3,596
Natural Grocers by Vitamin Cottage, Inc.*	159	3,585
National Beverage Corp.	250	3,513
Alico, Inc.	74	3,423
Nutraceutical International Corp.	197	3,418
Female Health Co.	434	3,142
Orchids Paper Products Co.	131	3,056
Oil-Dri Corporation of America	112	3,050
Roundy’s, Inc.	449	2,950
Arden Group, Inc. — Class A	29	2,932
Inventure Foods, Inc.*	293	2,280
Farmer Bros Co.*	155	2,279
Griffin Land & Nurseries, Inc.	65	1,953

102 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Synutra International, Inc.*	390	$1,833
Craft Brew Alliance, Inc.*	230	1,711
Lifeway Foods, Inc.	103	1,432
Central European Distribution Corp.*,1	1,477	495
Total Consumer Staples		1,081,951
Utilities - 2.1%
Cleco Corp.	1,372	64,525
Piedmont Natural Gas Company, Inc.	1,699	55,863
IDACORP, Inc.	1,122	54,159
Portland General Electric Co.	1,701	51,591
WGL Holdings, Inc.	1,162	51,244
Southwest Gas Corp.	1,032	48,979
UIL Holdings Corp.	1,134	44,895
UNS Energy Corp.	909	44,486
Black Hills Corp.	993	43,732
ALLETE, Inc.	860	42,157
PNM Resources, Inc.	1,795	41,806
New Jersey Resources Corp.	929	41,666
South Jersey Industries, Inc.	681	37,857
Avista Corp.	1,319	36,141
NorthWestern Corp.	813	32,406
El Paso Electric Co.	903	30,386
MGE Energy, Inc.	515	28,552
Northwest Natural Gas Co.	599	26,248
Otter Tail Corp.	817	25,441
American States Water Co.	428	24,640
CH Energy Group, Inc.	336	21,971
Laclede Group, Inc.	506	21,606
Empire District Electric Co.	943	21,123
California Water Service Group	946	18,825
Atlantic Power Corp.[1]	2,681	13,218
Chesapeake Utilities Corp.	219	10,742
Unitil Corp.	311	8,748
SJW Corp.	319	8,454
Ormat Technologies, Inc.	402	8,301
Connecticut Water Service, Inc.	247	7,220
Middlesex Water Co.	350	6,832
York Water Co.	290	5,452
Artesian Resources Corp. — Class A	171	3,842
Delta Natural Gas Company, Inc.	152	3,323
Consolidated Water Company Ltd.	324	3,208
Genie Energy Ltd. — Class B	339	3,139
Cadiz, Inc.*	292	1,974
American DG Energy, Inc.*	580	1,218
Total Utilities		995,970
Telecommunication Services - 0.4%
Cogent Communications Group, Inc.	1,055	27,853
Consolidated Communications
Holdings, Inc.	900	15,794
Cincinnati Bell, Inc.*	4,430	14,442
Premiere Global Services, Inc.*	1,129	12,408
8x8, Inc.*	1,585	10,857
Atlantic Tele-Network, Inc.	202	9,799
Vonage Holdings Corp.*	3,379	9,765
Shenandoah Telecommunications Co.	539	8,210
General Communication, Inc. — Class A*	824	7,556
Leap Wireless International, Inc.*	1,208	7,115
inContact, Inc.*	835	6,755
Iridium Communications, Inc.*	1,115	6,712
USA Mobility, Inc.	498	6,608
Hawaiian Telcom Holdco, Inc.*	229	5,283
Lumos Networks Corp.	344	4,637
Cbeyond, Inc.*	613	4,555
magicJack VocalTec Ltd.*	323	4,522
NTELOS Holdings Corp.	338	4,330
ORBCOMM, Inc.*	803	4,184
IDT Corp. — Class B	338	4,076
Fairpoint Communications, Inc.*	467	3,488
HickoryTech Corp.	305	3,096
Primus Telecommunications Group, Inc.	271	2,995
Towerstream Corp.*	1,268	2,828
Neutral Tandem, Inc.	635	2,076
Boingo Wireless, Inc.*	358	1,976
Total Telecommunication Services		191,920
Total Common Stocks
(Cost $25,944,263)		30,105,638
WARRANTS†† - 0.0%
Magnum Hunter Resources Corp. $10.50, 08/16/13*	23	—
Total Warrants
(Cost $–)		—
RIGHTS†† - 0.0%
BlueLinx Holdings, Inc. Expires 04/01/13*	545	215
Total Rights
(Cost $177)		215
CLOSED-END FUNDS† - 0.0%
Firsthand Technology Value Fund, Inc.*	196	3,781
Total Closed-End Funds
(Cost $3,504)		3,781

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
RUSSELL 2000® 1.5x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,2 - 38.6%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$7,458,753	$7,458,753
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	6,119,214	6,119,214
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[3]	3,945,305	3,945,305
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	620,284	620,284
Total Repurchase Agreements
(Cost $18,143,556)		18,143,556

SECURITIES LENDING COLLATERAL††,4 - 0.5%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	123,564	123,564
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	97,202	97,202
Total Securities Lending Collateral
(Cost $220,766)		220,766
Total Investments - 103.1%
(Cost $44,312,266)		$48,473,956
Other Assets & Liabilities, net - (3.1)%		(1,442,066)
Total Net Assets - 100.0%		$47,031,890

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,230,840)	13	$5,405

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital, LLC
April 2013 Russell 2000 Index Swap,
Terminating 04/30/13[5]
(Notional Value $21,306,541)	22,392	$21,929
Goldman Sachs International
April 2013 Russell 2000 Index Swap,
Terminating 04/29/13[5]
(Notional Value $10,093,720)	10,608	20,627
Barclays Bank plc
April 2013 Russell 2000 Index Swap,
Terminating 04/30/13[5]
(Notional Value $7,835,441)	8,235	11,294
(Total Notional Value $39,235,702)		$53,850

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[4]	Securities lending collateral — See Note 11.
[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

 plc — Public Limited Company

 REIT — Real Estate Investment Trust

104 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 28, 2013

Assets:
Investments, at value - including $212,639 of securities loaned
(cost $25,947,944)	$30,109,634
Repurchase agreements, at value
(cost $18,364,322)	18,364,322
Total investments
(cost $44,312,266)	48,473,956
Foreign currency, at value
(cost $297)	297
Segregated cash with broker	372,000
Unrealized appreciation on swap agreements	53,850
Receivable for swap settlement	333,230
Receivables:
Fund shares sold	102,352
Dividends	33,868
Securities sold	13,576
Variation margin	10,088
Interest	1,071
Total assets	49,394,288
Liabilities:
Overdraft due to custodian bank	325,705
Payable for:
Fund shares redeemed	1,727,205
Upon return of securities loaned	220,766
Management fees	31,196
Distribution and service fees	9,747
Transfer agent and administrative fees	8,666
Portfolio accounting fees	3,466
Miscellaneous	35,647
Total liabilities	2,362,398
Net assets	$47,031,890
Net assets consist of:
Paid in capital	$49,790,120
Accumulated net investment loss	(104,531)
Accumulated net realized loss on investments	(6,874,644)
Net unrealized appreciation on investments	4,220,945
Net assets	$47,031,890
A-Class:
Net assets	$392,395
Capital shares outstanding	9,980
Net asset value per share	$39.32
Maximum offering price per share
(Net asset value divided by 95.25%)	$41.28
C-Class:
Net assets	$1,684,814
Capital shares outstanding	47,089
Net asset value per share	$35.78
H-Class:
Net assets	$44,954,681
Capital shares outstanding	1,145,642
Net asset value per share	$39.24

STATEMENT OF OPERATIONS
Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $444)	$417,856
Interest	8,772
Income from securities lending, net	6,935
Total investment income	433,563

Expenses:
Management fees	268,400
Transfer agent and administrative fees	74,556
Distribution and service fees:
A-Class	1,192
C-Class	15,756
H-Class	69,425
Portfolio accounting fees	29,822
Custodian fees	4,478
Trustees’ fees*	2,372
Miscellaneous	57,360
Total expenses	523,361
Net investment loss	(89,798)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	433,271
Swap agreements	4,012,628
Futures contracts	(140,878)
Foreign currency	(7)
Net realized gain	4,305,014
Net change in unrealized appreciation (depreciation) on:
Investments	2,333,354
Swap agreements	92,549
Futures contracts	(49,319)
Foreign currency	(1)
Net change in unrealized appreciation (depreciation)	2,376,583
Net realized and unrealized gain	6,681,597
Net increase in net assets resulting from operations	$6,591,799

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 105

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(89,798)	$(289,091)
Net realized gain (loss) on investments	4,305,014	(1,230,147)
Net change in unrealized appreciation (depreciation) on investments	2,376,583	(1,846,120)
Net increase (decrease) in net assets resulting from operations	6,591,799	(3,365,358)

Capital share transactions:
Proceeds from sale of shares
A-Class	228,253	3,364,331
C-Class	228,943	645,809
H-Class	250,947,697	184,051,398
Cost of shares redeemed
A-Class	(1,182,104)	(4,002,486)
C-Class	(670,266)	(1,356,339)
H-Class	(227,207,565)	(204,119,521)
Net increase (decrease) from capital share transactions	22,344,958	(21,416,808)
Net increase (decrease) in net assets	28,936,757	(24,782,166)

Net assets:
Beginning of year	18,095,133	42,877,299
End of year	$47,031,890	$18,095,133
Accumulated net investment loss at end of year	$(104,531)	$(43,290)

Capital share activity:
Shares sold
A-Class	6,710	108,140
C-Class	7,508	23,548
H-Class	7,767,546	6,337,910
Shares redeemed
A-Class	(38,805)	(133,321)
C-Class	(22,694)	(49,014)
H-Class	(7,085,665)	(6,975,808)
Net increase (decrease) in shares	634,600	(688,545)

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$32.20	$34.37	$25.24	$12.49	$28.62
Income (loss) from investment operations:
Net investment loss[a]	(.16)	(.39)	(.35)	(.11)	(.02)
Net gain (loss) on investments (realized and unrealized)	7.28	(1.78)	9.48	12.86	(16.11)
Total from investment operations	7.12	(2.17)	9.13	12.75	(16.13)
Net asset value, end of period	$39.32	$32.20	$34.37	$25.24	$12.49

Total Return[b]	22.11%	(6.31%)	36.17%	102.08%	(56.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392	$1,355	$2,312	$585	$591
Ratios to average net assets:
Net investment loss	(0.51%)	(1.24%)	(1.25%)	(0.59%)	(0.07%)
Total expenses	1.71%	1.73%	1.72%	1.71%	1.70%
Portfolio turnover rate	527%	177%	211%	109%	288%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$29.52	$31.75	$23.50	$11.71	$27.10
Income (loss) from investment operations:
Net investment loss[a]	(.34)	(.54)	(.47)	(.24)	(.18)
Net gain (loss) on investments (realized and unrealized)	6.60	(1.69)	8.72	12.03	(15.21)
Total from investment operations	6.26	(2.23)	8.25	11.79	(15.39)
Net asset value, end of period	$35.78	$29.52	$31.75	$23.50	$11.71

Total Return[b]	21.21%	(7.02%)	35.11%	100.68%	(56.79%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,685	$1,839	$2,786	$2,782	$3,381
Ratios to average net assets:
Net investment loss	(1.15%)	(1.99%)	(1.90%)	(1.36%)	(0.83%)
Total expenses	2.46%	2.49%	2.47%	2.46%	2.45%
Portfolio turnover rate	527%	177%	211%	109%	288%

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 107

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$32.13	$34.29	$25.21	$12.47	$28.62
Income (loss) from investment operations:
Net investment loss[a]	(.08)	(.37)	(.35)	(.19)	(.02)
Net gain (loss) on investments (realized and unrealized)	7.19	(1.79)	9.43	12.93	(16.13)
Total from investment operations	7.11	(2.16)	9.08	12.74	(16.15)
Net asset value, end of period	$39.24	$32.13	$34.29	$25.21	$12.47

Total Return[b]	22.13%	(6.30%)	36.02%	102.17%	(56.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$44,955	$14,902	$37,780	$23,320	$13,807
Ratios to average net assets:
Net investment loss	(0.25%)	(1.24%)	(1.25%)	(0.94%)	(0.07%)
Total expenses	1.71%	1.73%	1.72%	1.71%	1.70%
Portfolio turnover rate	527%	177%	211%	109%	288%

a  Net investment loss per share was computed using average shares outstanding throughout the period.

b  Total return does not reflect the impact of any applicable sales charges.

108 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 109

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

RUSSELL 2000® FUND

OBJECTIVE:  Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

Russell 2000® Fund H-Class turned in a 14.52% performance for the one-year period ended March 28, 2013. Its benchmark, the Russell 2000 Index, returned 16.30% for the period. Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Industrials. Telecommunication Services contributed least to performance of the underlying index for the period. Energy was the only sector that detracted from performance of the underlying index for the period.

Pharmacyclics, Inc., Ocwen Financial Corp. and Onyx Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. MAKO Surgical Corp., Vivus, Inc. and Quality Systems, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Alaska Air Group, Inc.	0.2%
Pharmacyclics, Inc.	0.2%
Genesee & Wyoming, Inc. — Class A	0.2%
Ocwen Financial Corp.	0.2%
Axiall Corp.	0.2%
Starwood Property Trust, Inc.	0.2%
Two Harbors Investment Corp.	0.2%
CommVault Systems, Inc.	0.2%
Dril-Quip, Inc.	0.2%
athenahealth, Inc.	0.2%
Top Ten Total	2.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

110 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(05/31/06)
A-Class Shares	14.40%	6.48%	4.00%
A-Class Shares with sales charge†	8.95%	5.44%	3.26%
C-Class Shares	13.53%	5.58%	3.17%
C-Class Shares with CDSC‡	12.53%	5.58%	3.17%
H-Class Shares	14.52%	6.47%	3.99%
Russell 2000 Index	16.30%	8.24%	5.59%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS	March 28, 2013
russell 2000® FUND

	Shares	Value

COMMON STOCKS† - 57.6%

Financials - 13.3%
Ocwen Financial Corp.*	4,992	$189,296
Starwood Property Trust, Inc.	6,294	174,722
Two Harbors Investment Corp.	13,735	173,198
Omega Healthcare Investors, Inc.	5,204	157,994
Highwoods Properties, Inc.	3,652	144,509
Invesco Mortgage Capital, Inc.	5,957	127,420
First American Financial Corp.	4,931	126,085
Alterra Capital Holdings Ltd.	3,984	125,496
Geo Group, Inc.	3,303	124,259
Healthcare Realty Trust, Inc.	4,050	114,981
EPR Properties	2,180	113,470
RLJ Lodging Trust	4,962	112,935
Hancock Holding Co.	3,548	109,703
LaSalle Hotel Properties	4,316	109,540
Susquehanna Bancshares, Inc.	8,732	108,538
CNO Financial Group, Inc.	9,350	107,057
Prosperity Bancshares, Inc.	2,201	104,304
Medical Properties Trust, Inc.	6,303	101,100
Portfolio Recovery Associates, Inc.*	792	100,520
Stifel Financial Corp.*	2,846	98,670
Prospect Capital Corp.	8,866	96,727
CYS Investments, Inc.	8,132	95,470
Colonial Properties Trust	4,088	92,431
CubeSmart	5,722	90,408
ARMOUR Residential REIT, Inc.	13,828	90,297
Sovran Self Storage, Inc.	1,349	86,997
Potlatch Corp.	1,877	86,079
Washington Real Estate Investment Trust	3,082	85,803
Redwood Trust, Inc.	3,677	85,233
Platinum Underwriters Holdings Ltd.	1,526	85,166
DCT Industrial Trust, Inc.	11,478	84,937
FirstMerit Corp.	5,094	84,203
Webster Financial Corp.	3,358	81,464
DiamondRock Hospitality Co.	8,737	81,341
Apollo Investment Corp.	9,436	78,884
FNB Corp.	6,490	78,529
First Industrial Realty Trust, Inc.	4,574	78,353
Sunstone Hotel Investors, Inc.*	6,359	78,279
Financial Engines, Inc.	2,148	77,801
Trustmark Corp.	3,110	77,781
First Cash Financial Services, Inc.*	1,331	77,650
EastGroup Properties, Inc.	1,321	76,882
Texas Capital Bancshares, Inc.*	1,869	75,601
Glimcher Realty Trust	6,484	75,215
National Health Investors, Inc.	1,134	74,220
Cathay General Bancorp	3,656	73,559
UMB Financial Corp.	1,499	73,556
Pebblebrook Hotel Trust	2,822	72,779
Lexington Realty Trust	6,145	72,511
Greenhill & Company, Inc.	1,352	72,170
NorthStar Realty Finance Corp.	7,600	72,048
Cash America International, Inc.	1,365	71,622
BancorpSouth, Inc.	4,390	71,557
First Financial Bankshares, Inc.[1]	1,465	71,199
PennyMac Mortgage Investment Trust	2,733	70,757
RLI Corp.	982	70,556
Strategic Hotels & Resorts, Inc.*	8,416	70,274
Ryman Hospitality Properties	1,526	69,815
DuPont Fabros Technology, Inc.	2,852	69,218
Umpqua Holdings Corp.	5,198	68,925
IBERIABANK Corp.	1,370	68,527
Sun Communities, Inc.	1,380	68,075
Primerica, Inc.	2,059	67,493
PS Business Parks, Inc.	853	67,319
Radian Group, Inc.	6,193	66,326
Acadia Realty Trust	2,351	65,287
Old National Bancorp	4,710	64,763
Glacier Bancorp, Inc.	3,346	63,507
MarketAxess Holdings, Inc.	1,693	63,148
Colony Financial, Inc.	2,831	62,848
Wintrust Financial Corp.	1,692	62,672
United Bankshares, Inc.[1]	2,341	62,294
Walter Investment Management Corp.*	1,662	61,910
MB Financial, Inc.	2,541	61,416
National Penn Bancshares, Inc.	5,737	61,329
Selective Insurance Group, Inc.	2,551	61,250
Equity One, Inc.	2,554	61,219
Montpelier Re Holdings Ltd.	2,331	60,723
Bank of the Ozarks, Inc.	1,358	60,227
Capstead Mortgage Corp.	4,581	58,728
Westamerica Bancorporation	1,293	58,612
PHH Corp.*	2,636	57,886
Northwest Bancshares, Inc.	4,532	57,510
LTC Properties, Inc.	1,409	57,389
PrivateBancorp, Inc. — Class A	2,950	55,785
Education Realty Trust, Inc.	5,252	55,304
Evercore Partners, Inc. — Class A	1,329	55,286
Community Bank System, Inc.	1,838	54,460
Fifth Street Finance Corp.	4,892	53,910
Home Loan Servicing Solutions Ltd.	2,261	52,748
Virtus Investment Partners, Inc.*	277	51,600
International Bancshares Corp.	2,474	51,459
Government Properties Income Trust	1,994	51,306
Pennsylvania Real Estate Investment Trust	2,602	50,453
Sabra Health Care REIT, Inc.	1,723	49,984
Argo Group International Holdings Ltd.	1,202	49,739
Franklin Street Properties Corp.	3,373	49,313
American Assets Trust, Inc.	1,535	49,135
Symetra Financial Corp.	3,599	48,263
EZCORP, Inc. — Class A*	2,227	47,435
BBCN Bancorp, Inc.	3,626	47,356
Solar Capital Ltd.	2,004	47,074
Western Alliance Bancorporation*	3,390	46,918
Hersha Hospitality Trust — Class A	7,992	46,673
First Midwest Bancorp, Inc.	3,479	46,201
CVB Financial Corp.	4,095	46,151
Main Street Capital Corp.	1,424	45,696
Cousins Properties, Inc.	4,268	45,625
NBT Bancorp, Inc.	2,036	45,097
Credit Acceptance Corp.*	361	44,093
First Financial Bancorp	2,722	43,688

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® FUND

	Shares	Value

American Capital Mortgage
Investment Corp.	1,686	$43,583
MGIC Investment Corp.*	8,761	43,367
Amtrust Financial Services, Inc.	1,247	43,209
Associated Estates Realty Corp.	2,296	42,797
iStar Financial, Inc.*	3,926	42,754
Provident Financial Services, Inc.	2,796	42,695
National Financial Partners Corp.*	1,888	42,348
Chesapeake Lodging Trust	1,836	42,118
Citizens Republic Bancorp, Inc.*	1,858	41,898
Investors Real Estate Trust	4,221	41,661
American Equity Investment
Life Holding Co.	2,789	41,528
PacWest Bancorp	1,414	41,162
World Acceptance Corp.*,1	473	40,617
CreXus Investment Corp.	3,117	40,583
Columbia Banking System, Inc.	1,846	40,575
Anworth Mortgage Asset Corp.	6,382	40,398
Astoria Financial Corp.	4,050	39,933
SCBT Financial Corp.	772	38,909
Home BancShares, Inc.	1,026	38,649
Investors Bancorp, Inc.	2,054	38,574
Horace Mann Educators Corp.	1,839	38,343
Pinnacle Financial Partners, Inc.*	1,607	37,540
Nelnet, Inc. — Class A	1,110	37,518
First Commonwealth Financial Corp.	4,887	36,457
Park National Corp.	521	36,361
Hudson Pacific Properties, Inc.	1,664	36,192
Ramco-Gershenson Properties Trust	2,139	35,935
Inland Real Estate Corp.	3,558	35,900
Boston Private Financial Holdings, Inc.	3,628	35,845
Triangle Capital Corp.[1]	1,269	35,519
Forestar Group, Inc.*	1,608	35,151
First Potomac Realty Trust	2,369	35,132
STAG Industrial, Inc.	1,625	34,564
Employers Holdings, Inc.	1,469	34,448
Retail Opportunity Investments Corp.	2,458	34,437
PennantPark Investment Corp.	3,044	34,367
FelCor Lodging Trust, Inc.*	5,771	34,337
BlackRock Kelso Capital Corp.	3,423	34,230
DFC Global Corp.*	2,044	34,012
Tower Group International Ltd.	1,836	33,874
Chemical Financial Corp.	1,275	33,635
Independent Bank Corp.	1,031	33,600
Coresite Realty Corp.	952	33,301
Oriental Financial Group, Inc.	2,116	32,819
Nationstar Mortgage Holdings, Inc.*,1	888	32,767
Oritani Financial Corp.	2,115	32,761
Banco Latinoamericano de Comercio Exterior S.A. — Class E	1,310	32,409
Greenlight Capital Re Ltd. — Class A*	1,305	31,907
Universal Health Realty Income Trust	551	31,798
ViewPoint Financial Group, Inc.	1,571	31,593
Knight Capital Group, Inc. — Class A*	8,448	31,427
Cohen & Steers, Inc.	862	31,092
Kennedy-Wilson Holdings, Inc.	2,004	31,082
Infinity Property & Casualty Corp.	547	30,741
Ashford Hospitality Trust, Inc.	2,483	30,690
Encore Capital Group, Inc.*	1,017	30,612
Resource Capital Corp.	4,620	30,538
HFF, Inc. — Class A	1,518	30,254
AG Mortgage Investment Trust, Inc.	1,186	30,207
Hercules Technology Growth Capital, Inc.	2,461	30,147
AMERISAFE, Inc.	848	30,138
Brookline Bancorp, Inc.	3,257	29,769
Safety Insurance Group, Inc.	594	29,195
Berkshire Hills Bancorp, Inc.	1,140	29,116
Alexander’s, Inc.	88	29,013
Banner Corp.	896	28,520
Excel Trust, Inc.	2,076	28,337
WisdomTree Investments, Inc.*	2,718	28,267
WesBanco, Inc.	1,180	28,261
City Holding Co.	702	27,933
Dynex Capital, Inc.	2,529	27,010
Spirit Realty Capital, Inc.	1,420	26,980
Navigators Group, Inc.*	459	26,966
Sterling Financial Corp.	1,241	26,917
Renasant Corp.	1,156	25,871
Summit Hotel Properties, Inc.	2,441	25,557
Apollo Residential Mortgage, Inc.	1,128	25,143
Urstadt Biddle Properties, Inc. — Class A	1,155	25,133
Campus Crest Communities, Inc.	1,795	24,951
Hilltop Holdings, Inc.*	1,845	24,889
S&T Bancorp, Inc.	1,339	24,825
Maiden Holdings Ltd.	2,332	24,696
Cardinal Financial Corp.	1,358	24,688
Flushing Financial Corp.	1,436	24,326
TrustCo Bank Corp. NY	4,351	24,279
Piper Jaffray Cos.*	706	24,216
Getty Realty Corp.	1,196	24,171
State Bank Financial Corp.	1,473	24,113
United Fire Group, Inc.	938	23,891
PICO Holdings, Inc.*	1,054	23,399
Hanmi Financial Corp.*	1,462	23,392
Sandy Spring Bancorp, Inc.	1,121	22,532
Duff & Phelps Corp. — Class A	1,449	22,474
United Community Banks, Inc.*	1,935	21,943
Community Trust Bancorp, Inc.	638	21,711
ICG Group, Inc.*	1,727	21,553
West Coast Bancorp	887	21,536
Stewart Information Services Corp.	838	21,344
RAIT Financial Trust	2,657	21,176
Medley Capital Corp.	1,333	21,128
Tompkins Financial Corp.	498	21,055
Dime Community Bancshares, Inc.	1,461	20,980
Netspend Holdings, Inc.*	1,317	20,927
Monmouth Real Estate
Investment Corp. — Class A	1,867	20,817
First Merchants Corp.	1,329	20,560
Kite Realty Group Trust	3,045	20,523
First BanCorp*	3,270	20,372
Western Asset Mortgage Capital Corp.	870	20,219
Lakeland Financial Corp.	757	20,204
Bancorp, Inc.*	1,455	20,152

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® FUND

	Shares	Value

Simmons First National Corp. — Class A	794	$20,104
Investment Technology Group, Inc.*	1,808	19,960
CapLease, Inc.	3,105	19,779
Wilshire Bancorp, Inc.*	2,875	19,493
Apollo Commercial Real Estate
Finance, Inc.	1,088	19,138
TICC Capital Corp.	1,922	19,105
BGC Partners, Inc. — Class A	4,580	19,053
Rouse Properties, Inc.	1,030	18,643
Green Dot Corp. — Class A*	1,110	18,548
Parkway Properties, Inc.	996	18,476
Union First Market Bankshares Corp.	943	18,445
TowneBank	1,227	18,368
Eagle Bancorp, Inc.*	838	18,344
Tejon Ranch Co.*	614	18,284
Washington Trust Bancorp, Inc.	666	18,235
BofI Holding, Inc.*	505	18,119
Agree Realty Corp.	586	17,639
Virginia Commerce Bancorp, Inc.*	1,250	17,563
StellarOne Corp.	1,071	17,297
New York Mortgage Trust, Inc.	2,292	17,282
Rockville Financial, Inc.	1,331	17,250
WSFS Financial Corp.	353	17,170
Cedar Realty Trust, Inc.	2,791	17,053
Heartland Financial USA, Inc.	674	17,032
FBL Financial Group, Inc. — Class A	438	17,021
Winthrop Realty Trust	1,352	17,008
Southside Bancshares, Inc.	805	16,913
Provident New York Bancorp	1,833	16,625
Meadowbrook Insurance Group, Inc.	2,348	16,553
eHealth, Inc.*	909	16,253
1st Source Corp.	685	16,235
MCG Capital Corp.	3,386	16,185
First Financial Corp.	513	16,154
First Financial Holdings, Inc.	768	16,097
NewStar Financial, Inc.*	1,216	16,088
EverBank Financial Corp.	1,039	16,001
Ameris Bancorp*	1,107	15,885
First Busey Corp.	3,463	15,826
Beneficial Mutual Bancorp, Inc.*	1,526	15,718
GAMCO Investors, Inc. — Class A	295	15,667
National Western Life Insurance Co. — Class A	89	15,664
Central Pacific Financial Corp.*	995	15,622
HomeTrust Bancshares, Inc.*	986	15,579
Capital Southwest Corp.	135	15,525
Citizens, Inc.*	1,812	15,203
Safeguard Scientifics, Inc.*	962	15,200
FXCM, Inc. — Class A1	1,097	15,007
Saul Centers, Inc.	343	15,003
United Financial Bancorp, Inc.	978	14,866
Sterling Bancorp	1,435	14,580
Select Income REIT	540	14,283
OneBeacon Insurance Group Ltd. — Class A	1,056	14,277
MVC Capital, Inc.	1,107	14,203
Federal Agricultural Mortgage
Corp. — Class C	458	14,102
First Interstate Bancsystem, Inc. — Class A	749	14,089
Silver Bay Realty Trust Corp.	673	13,931
Univest Corporation of Pennsylvania	778	13,553
Chatham Lodging Trust	768	13,524
Lakeland Bancorp, Inc.	1,368	13,475
Golub Capital BDC, Inc.	814	13,439
German American Bancorp, Inc.	576	13,254
OmniAmerican Bancorp, Inc.*	523	13,221
Arlington Asset Investment Corp. — Class A	511	13,189
MainSource Financial Group, Inc.	938	13,170
CoBiz Financial, Inc.	1,624	13,122
New Mountain Finance Corp.	890	13,012
First Community Bancshares, Inc.	819	12,981
Westwood Holdings Group, Inc.	292	12,974
Financial Institutions, Inc.	641	12,794
SY Bancorp, Inc.	568	12,780
Trico Bancshares	737	12,603
Bryn Mawr Bank Corp.	534	12,432
First Connecticut Bancorp, Inc.	835	12,300
BancFirst Corp.	294	12,260
Territorial Bancorp, Inc.	515	12,247
Centerstate Banks, Inc.	1,400	12,012
Taylor Capital Group, Inc.*	750	11,993
State Auto Financial Corp.	685	11,933
Bank Mutual Corp.	2,150	11,890
Arrow Financial Corp.	481	11,852
Camden National Corp.	358	11,843
Enterprise Financial Services Corp.	820	11,759
Park Sterling Corp.*	2,064	11,641
Great Southern Bancorp, Inc.	474	11,561
Cowen Group, Inc. — Class A*	4,065	11,463
One Liberty Properties, Inc.	527	11,446
Southwest Bancorp, Inc.*	905	11,367
Franklin Financial Corp.	621	11,333
Terreno Realty Corp.	622	11,184
International. FCStone, Inc.*	641	11,160
Gramercy Capital Corporation*	2,130	11,097
Global Indemnity plc — Class A*	478	11,090
Peoples Bancorp, Inc.	491	10,993
National Bankshares, Inc.	314	10,968
Medallion Financial Corp.	823	10,880
Northfield Bancorp, Inc.	957	10,872
KCAP Financial, Inc.	1,008	10,856
Citizens & Northern Corp.	556	10,842
Metro Bancorp, Inc.*	652	10,784
Hudson Valley Holding Corp.	722	10,765
GFI Group, Inc.	3,205	10,705
Homeowners Choice, Inc.	392	10,682
First of Long Island Corp.	357	10,585
Fidus Investment Corp.	549	10,513
Republic Bancorp, Inc. — Class A	463	10,482
First Bancorp	777	10,482
Heritage Financial Corp.	722	10,469
American Safety Insurance Holdings Ltd.*	419	10,458
Calamos Asset Management, Inc. — Class A	886	10,428
Manning & Napier, Inc. — Class A	628	10,387
THL Credit, Inc.	691	10,351
First Defiance Financial Corp.	442	10,307

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® FUND

	Shares	Value

Bank of Marin Bancorp	252	$10,103
Baldwin & Lyons, Inc. — Class B	421	10,016
Washington Banking Co.	714	9,953
Gladstone Commercial Corp.	511	9,949
Fox Chase Bancorp, Inc.	586	9,898
Solar Senior Capital Ltd.	515	9,888
Whitestone REIT — Class B	642	9,720
CNB Financial Corp.	568	9,684
OceanFirst Financial Corp.	671	9,676
Pacific Continental Corp.	848	9,472
Walker & Dunlop, Inc.*	524	9,416
Crawford & Co. — Class B	1,216	9,229
Oppenheimer Holdings, Inc. — Class A	471	9,170
Diamond Hill Investment Group, Inc.	116	9,026
1st United Bancorp, Inc.	1,390	8,979
Gladstone Capital Corp.	971	8,933
Gladstone Investment Corp.	1,214	8,874
First California Financial Group, Inc.*	1,039	8,852
Westfield Financial, Inc.	1,136	8,838
Zillow, Inc. — Class A*,1	160	8,747
National Interstate Corp.	289	8,664
Marlin Business Services Corp.	373	8,650
HomeStreet, Inc.*	387	8,646
Preferred Bank/Los Angeles CA*	545	8,600
Home Federal Bancorp, Inc.	671	8,589
Bridge Bancorp, Inc.	395	8,496
Enstar Group Ltd.*	67	8,327
FBR & Co.*	435	8,235
Phoenix Companies, Inc.*	267	8,216
SWS Group, Inc.*	1,357	8,210
West Bancorporation, Inc.	723	8,025
Ames National Corp.	382	7,969
Ladenburg Thalmann Financial Services, Inc.*	4,790	7,951
BankFinancial Corp.	975	7,888
Consolidated-Tomoka Land Co.	198	7,772
American National Bankshares, Inc.	360	7,762
Thomas Properties Group, Inc.	1,500	7,695
MidWestOne Financial Group, Inc.	317	7,548
Provident Financial Holdings, Inc.	441	7,501
Kansas City Life Insurance Co.	191	7,474
Sierra Bancorp	566	7,443
MetroCorp Bancshares, Inc.*	737	7,436
Guaranty Bancorp*	3,540	7,434
GSV Capital Corp.*	900	7,434
Meridian Interstate Bancorp, Inc.*	392	7,350
First Bancorp, Inc.	404	7,276
Kearny Financial Corp.	704	7,181
Seacoast Banking Corporation of Florida*	3,420	7,148
NGP Capital Resources Co.	998	7,096
Penns Woods Bancorp, Inc.	173	7,088
Merchants Bancshares, Inc.	235	7,082
Capital Bank Financial Corp. — Class A*	412	7,070
Bank of Kentucky Financial Corp.	257	7,050
Center Bancorp, Inc.	551	6,849
Nicholas Financial, Inc.	462	6,791
Mercantile Bank Corp.	399	6,667
UMH Properties, Inc.	644	6,614
Capital City Bank Group, Inc.*	535	6,607
ESB Financial Corp.	482	6,599
Bridge Capital Holdings*	427	6,507
Heritage Commerce Corp.*	964	6,488
Northrim BanCorp, Inc.	288	6,471
Sun Bancorp, Inc.*	1,847	6,298
Simplicity Bancorp, Inc.	419	6,298
Suffolk Bancorp*	442	6,294
MidSouth Bancorp, Inc.	387	6,293
Bar Harbor Bankshares	171	6,250
JAVELIN Mortgage Investment Corp.	310	6,092
Ares Commercial Real Estate Corp.	359	6,074
AV Homes, Inc.*	455	6,065
Horizon Bancorp	299	6,043
Hallmark Financial Services*	660	5,940
Peapack Gladstone Financial Corp.	397	5,919
SI Financial Group, Inc.	488	5,900
Home Bancorp, Inc.*	313	5,825
C&F Financial Corp.	142	5,815
First Financial Northwest, Inc.*	743	5,803
National Bank Holdings Corp. — Class A	310	5,673
Access National Corp.	340	5,576
Resource America, Inc. — Class A	559	5,568
First Pactrust Bancorp, Inc.	488	5,563
Heritage Financial Group, Inc.	380	5,502
Donegal Group, Inc. — Class A	360	5,497
Farmers National Banc Corp.	871	5,496
Eastern Insurance Holdings, Inc.	292	5,478
Century Bancorp, Inc. — Class A	160	5,426
Roma Financial Corp.	335	5,380
EMC Insurance Group, Inc.	203	5,345
Heritage Oaks Bancorp*	930	5,301
BSB Bancorp, Inc.*	382	5,275
Horizon Technology Finance Corp.	360	5,260
Fidelity Southern Corp.*	451	5,187
Harris & Harris Group, Inc.*	1,440	5,184
JMP Group, Inc.	742	5,127
Peoples Federal Bancshares, Inc.	265	5,062
Stellus Capital Investment Corp.	340	5,039
Tree.com, Inc.	271	5,011
Asset Acceptance Capital Corp.*	738	4,974
ESSA Bancorp, Inc.	458	4,965
Clifton Savings Bancorp, Inc.	394	4,909
Middleburg Financial Corp.	250	4,853
Cape Bancorp, Inc.	521	4,772
Enterprise Bancorp, Inc.	271	4,593
FNB United Corp.*,1	460	4,490
Regional Management Corp.*	220	4,444
Asta Funding, Inc.	458	4,397
Universal Insurance Holdings, Inc.	869	4,215
Doral Financial Corp.*	5,970	4,207
TCP Capital Corp.	262	4,182
NASB Financial, Inc.*	192	4,042
OFS Capital Corp.	280	3,920
Artio Global Investors, Inc. — Class A	1,433	3,898
Charter Financial Corp.	300	3,837

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® FUND

	Shares	Value

Independence Holding Co.	375	$3,818
AmREIT, Inc. — Class B	194	3,775
Gyrodyne Company of America, Inc.	48	3,528
Hingham Institution for Savings	50	3,485
Investors Title Co.	50	3,454
MicroFinancial, Inc.	381	3,212
Gain Capital Holdings, Inc.	686	3,060
Pzena Investment Management, Inc. — Class A	455	2,958
Pacific Mercantile Bancorp*	491	2,872
Waterstone Financial, Inc.*	343	2,837
First Marblehead Corp.*	2,707	2,734
Fortegra Financial Corp.*	311	2,724
CIFC Corp.*	294	2,420
Cascade Bancorp*	265	1,791
Berkshire Bancorp, Inc.	202	1,687
First Federal Bancshares of
Arkansas, Inc.*	160	1,600
California First National Bancorp	92	1,591
Crescent Financial Bancshares, Inc.*	119	469
Total Financials		14,301,772
Information Technology - 9.5%
CommVault Systems, Inc.*	2,078	170,354
CoStar Group, Inc.*	1,313	143,721
PTC, Inc.*	5,561	141,751
WEX, Inc.*	1,804	141,613
Aspen Technology, Inc.*	4,346	140,332
Cymer, Inc.*	1,425	136,943
Ultimate Software Group, Inc.*	1,241	129,263
Aruba Networks, Inc.*	5,201	128,673
MAXIMUS, Inc.	1,582	126,512
FEI Co.	1,760	113,608
Semtech Corp.*	3,044	107,728
3D Systems Corp.*,1	3,258	105,038
ValueClick, Inc.*	3,492	103,188
QLIK Technologies, Inc.*	3,970	102,545
Microsemi Corp.*	4,131	95,715
Anixter International, Inc.	1,307	91,386
InterDigital, Inc.[1]	1,904	91,068
Arris Group, Inc.*	5,259	90,297
ACI Worldwide, Inc.*	1,847	90,244
Cavium, Inc.*	2,310	89,651
Hittite Microwave Corp.*	1,463	88,599
Plantronics, Inc.	1,977	87,364
Convergys Corp.	5,071	86,359
Tyler Technologies, Inc.*	1,397	85,580
Verint Systems, Inc.*	2,333	85,271
j2 Global, Inc.[1]	2,152	84,380
ViaSat, Inc.*	1,736	84,092
Cognex Corp.	1,987	83,751
Sourcefire, Inc.*	1,374	81,382
Mentor Graphics Corp.	4,334	78,229
First Solar, Inc.*	2,800	75,488
Ciena Corp.*	4,606	73,742
Acxiom Corp.*	3,573	72,889
Fair Isaac Corp.	1,592	72,738
TiVo, Inc.*	5,800	71,862
Manhattan Associates, Inc.*	942	69,981
Sapient Corp.*	5,722	69,751
Veeco Instruments, Inc.*	1,810	69,377
RF Micro Devices, Inc.*	12,932	68,798
Cirrus Logic, Inc.*	3,001	68,273
International Rectifier Corp.*	3,217	68,040
Littelfuse, Inc.	995	67,510
Progress Software Corp.*	2,919	66,495
MKS Instruments, Inc.	2,442	66,422
OpenTable, Inc.*	1,048	66,003
Synaptics, Inc.*	1,568	63,803
Entegris, Inc.*	6,380	62,907
Blackbaud, Inc.	2,101	62,253
Euronet Worldwide, Inc.*	2,363	62,241
Coherent, Inc.	1,095	62,130
VistaPrint N.V.*,1	1,590	61,469
CACI International, Inc. — Class A*	1,057	61,169
Heartland Payment Systems, Inc.	1,799	59,313
NETGEAR, Inc.*	1,767	59,212
Take-Two Interactive Software, Inc.*	3,639	58,769
ADTRAN, Inc.	2,962	58,203
Dealertrack Technologies, Inc.*	1,974	57,996
NIC, Inc.	2,992	57,327
WebMD Health Corp. — Class A*	2,350	57,152
Power Integrations, Inc.	1,316	57,128
OSI Systems, Inc.*	917	57,120
Cardtronics, Inc.*	2,051	56,320
Finisar Corp.*	4,244	55,978
Electronics for Imaging, Inc.*	2,153	54,600
Universal Display Corp.*,1	1,850	54,371
Cornerstone OnDemand, Inc.*	1,559	53,162
QLogic Corp.*	4,529	52,536
Intersil Corp. — Class A	5,920	51,563
Integrated Device Technology, Inc.*	6,613	49,399
Bottomline Technologies de, Inc.*	1,712	48,809
Benchmark Electronics, Inc.*	2,675	48,203
Syntel, Inc.	713	48,142
Ultratech, Inc.*	1,213	47,950
SS&C Technologies Holdings, Inc.*	1,575	47,219
MEMC Electronic Materials, Inc.*	10,730	47,212
Unisys Corp.*	2,039	46,387
SYNNEX Corp.*	1,222	45,214
Tessera Technologies, Inc.	2,407	45,131
MTS Systems Corp.	745	43,322
Sanmina Corp.*	3,786	43,009
Insight Enterprises, Inc.*	2,065	42,580
Ixia*	1,961	42,436
NetScout Systems, Inc.*	1,709	41,990
Advent Software, Inc.*	1,467	41,032
Monotype Imaging Holdings, Inc.	1,695	40,256
Synchronoss Technologies, Inc.*	1,288	39,967
Cray, Inc.*	1,717	39,851
MicroStrategy, Inc. — Class A*	394	39,826
Plexus Corp.*	1,629	39,601
TriQuint Semiconductor, Inc.*	7,838	39,582
Cabot Microelectronics Corp.*	1,091	37,912
VirnetX Holding Corp.*	1,947	37,324
Guidewire Software, Inc.*	951	36,556

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
RUSSELL 2000® FUND

	Shares	Value

ScanSource, Inc.*	1,284	$36,234
Rofin-Sinar Technologies, Inc.*	1,330	36,030
Badger Meter, Inc.	671	35,912
ExlService Holdings, Inc.*	1,087	35,741
Rogers Corp.*	750	35,715
Infinera Corp.*,1	5,102	35,714
Tellabs, Inc.	17,020	35,572
LivePerson, Inc.*	2,559	34,751
Diodes, Inc.*	1,649	34,596
Monolithic Power Systems, Inc.	1,416	34,508
RealPage, Inc.*,1	1,665	34,482
FARO Technologies, Inc.*	785	34,061
Advanced Energy Industries, Inc.*	1,849	33,837
BroadSoft, Inc.*	1,274	33,723
OmniVision Technologies, Inc.*	2,438	33,596
CSG Systems International, Inc.*	1,582	33,523
ATMI, Inc.*	1,480	33,196
Angie’s List, Inc.*	1,656	32,723
Liquidity Services, Inc.*,1	1,095	32,642
Loral Space & Communications, Inc.	512	31,683
Harmonic, Inc.*	5,462	31,625
Brooks Automation, Inc.	3,084	31,395
Interactive Intelligence Group, Inc.*	681	30,202
Newport Corp.*	1,775	30,033
Lattice Semiconductor Corp.*	5,480	29,866
ManTech International Corp. — Class A	1,076	28,912
Sykes Enterprises, Inc.*	1,810	28,888
Spansion, Inc. — Class A*	2,243	28,867
Rambus, Inc.*	5,135	28,807
Blucora, Inc.*	1,860	28,793
Monster Worldwide, Inc.*	5,636	28,575
Comverse, Inc.*	1,015	28,461
iGATE Corp.*	1,495	28,121
Measurement Specialties, Inc.*	705	28,038
Web.com Group, Inc.*	1,626	27,772
PROS Holdings, Inc.*	1,018	27,659
comScore, Inc.*	1,642	27,553
Intermec, Inc.*	2,789	27,416
EarthLink, Inc.	4,932	26,731
Emulex Corp.*	4,034	26,342
Websense, Inc.*	1,734	26,010
Sonus Networks, Inc.*	9,886	25,605
Bankrate, Inc.*	2,142	25,575
United Online, Inc.	4,208	25,374
Accelrys, Inc.*	2,577	25,152
RealD, Inc.*,1	1,921	24,973
Ellie Mae, Inc.*	1,035	24,892
Checkpoint Systems, Inc.*	1,881	24,566
Park Electrochemical Corp.	963	24,402
SPS Commerce, Inc.*	568	24,237
Digital River, Inc.*	1,712	24,208
Micrel, Inc.	2,252	23,669
Internap Network Services Corp.*	2,462	23,020
TeleTech Holdings, Inc.*	1,065	22,589
Applied Micro Circuits Corp.*	3,039	22,549
Pegasystems, Inc.	800	22,464
Methode Electronics, Inc.	1,721	22,166
Move, Inc.*	1,822	21,773
Global Cash Access Holdings, Inc.*	3,058	21,559
Ebix, Inc.[1]	1,317	21,362
SunPower Corp. — Class A*	1,847	21,314
EPIQ Systems, Inc.	1,462	20,512
Silicon Graphics International Corp.*	1,489	20,474
Forrester Research, Inc.	646	20,446
Virtusa Corp.*	860	20,434
Comtech Telecommunications Corp.	836	20,298
Cass Information Systems, Inc.	477	20,053
SciQuest, Inc.*	834	20,049
Dice Holdings, Inc.*	1,968	19,936
LogMeIn, Inc.*	1,023	19,662
Silicon Image, Inc.*	3,870	18,808
TTM Technologies, Inc.*	2,471	18,780
Photronics, Inc.*	2,802	18,717
Constant Contact, Inc.*	1,417	18,393
GT Advanced Technologies, Inc.*	5,504	18,108
Exar Corp.*	1,724	18,102
MoneyGram International, Inc.*	999	18,082
InvenSense, Inc. — Class A*	1,691	18,060
PDF Solutions, Inc.*	1,118	17,910
Daktronics, Inc.	1,683	17,672
Rudolph Technologies, Inc.*	1,494	17,599
Imperva, Inc.*	451	17,364
Perficient, Inc.*	1,488	17,350
Tangoe, Inc.*	1,381	17,111
Envestnet, Inc.*	969	16,967
Black Box Corp.	772	16,837
Ceva, Inc.*	1,075	16,770
Volterra Semiconductor Corp.*	1,176	16,699
Entropic Communications, Inc.*	4,092	16,654
CTS Corp.	1,584	16,537
ServiceSource International, Inc.*,1	2,311	16,339
Electro Rent Corp.	874	16,204
CIBER, Inc.*	3,390	15,933
Seachange International, Inc.*	1,326	15,766
Nanometrics, Inc.*	1,089	15,714
Stamps.com, Inc.*	619	15,456
Immersion Corp.*	1,306	15,332
Super Micro Computer, Inc.*	1,355	15,298
Computer Task Group, Inc.	713	15,251
Fabrinet*	1,029	15,034
Calix, Inc.*	1,822	14,849
Extreme Networks*	4,375	14,744
Responsys, Inc.*	1,659	14,682
CalAmp Corp.*	1,330	14,590
Oplink Communications, Inc.*	885	14,514
DTS, Inc.*	847	14,086
Quantum Corp.*	10,895	13,946
Actuate Corp.*	2,293	13,758
LTX-Credence Corp.*	2,275	13,741
Amkor Technology, Inc.*,1	3,433	13,732
Vocus, Inc.*	960	13,584
Higher One Holdings, Inc.*	1,492	13,264
KEMET Corp.*	2,082	13,013
Parkervision, Inc.*	3,530	12,955

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value

Power-One, Inc.*	3,117	$12,936
Globecomm Systems, Inc.*	1,073	12,887
NVE Corp.*	224	12,638
Anaren, Inc.*	646	12,526
XO Group, Inc.*	1,214	12,140
Demand Media, Inc.*	1,395	12,039
Electro Scientific Industries, Inc.	1,064	11,757
Integrated Silicon Solution, Inc.*	1,272	11,664
GSI Group, Inc.*	1,358	11,584
Kopin Corp.*	3,102	11,477
Jive Software, Inc.*	750	11,400
Inphi Corp.*	1,083	11,317
Zygo Corp.*	761	11,270
VASCO Data Security International, Inc.*	1,314	11,090
Saba Software, Inc.*	1,382	10,987
IXYS Corp.	1,142	10,952
FormFactor, Inc.*	2,307	10,843
IntraLinks Holdings, Inc.*	1,694	10,774
Digi International, Inc.*	1,197	10,689
Supertex, Inc.	481	10,683
Procera Networks, Inc.*	896	10,653
Mercury Systems, Inc.*	1,440	10,613
Cohu, Inc.	1,132	10,596
ExactTarget, Inc.*	452	10,518
Keynote Systems, Inc.	732	10,219
Zix Corp.*	2,831	10,135
Lionbridge Technologies, Inc.*	2,612	10,108
Aviat Networks, Inc.*	2,843	9,581
PLX Technology, Inc.*	2,082	9,494
support.com, Inc.*	2,261	9,451
Trulia, Inc.*	300	9,414
KVH Industries, Inc.*	685	9,295
Yelp, Inc. — Class A*	390	9,247
Market Leader, Inc.*	1,029	9,220
FleetMatics Group plc*	380	9,215
American Software, Inc. — Class A	1,089	9,060
QuinStreet, Inc.*	1,517	9,056
Unwired Planet, Inc.*	4,031	8,949
Symmetricom, Inc.*	1,938	8,799
Avid Technology, Inc.*	1,392	8,728
ePlus, Inc.	188	8,687
Datalink Corp.*	710	8,577
Ultra Clean Holdings*	1,287	8,366
Vishay Precision Group, Inc.*	569	8,359
DSP Group, Inc.*	1,015	8,191
ShoreTel, Inc.*	2,239	8,128
RealNetworks, Inc.*	1,013	7,810
Infoblox, Inc.*	359	7,790
Telular Corp.	770	7,746
Bel Fuse, Inc. — Class B	491	7,665
Demandware, Inc.*	300	7,605
Active Network, Inc.*	1,806	7,567
Ruckus Wireless, Inc.*,1	360	7,560
Rosetta Stone, Inc.*	491	7,552
Glu Mobile, Inc.*,1	2,512	7,486
Pericom Semiconductor Corp.*	1,097	7,471
Sigma Designs, Inc.*	1,530	7,451
PRGX Global, Inc.*	1,071	7,443
MoSys, Inc.*	1,567	7,381
Callidus Software, Inc.*	1,607	7,344
Maxwell Technologies, Inc.*	1,353	7,293
STEC, Inc.*	1,648	7,284
Aeroflex Holding Corp.*	922	7,247
Digimarc Corp.	328	7,206
Guidance Software, Inc.*	657	7,128
Alpha & Omega Semiconductor Ltd.*	801	7,113
Richardson Electronics Ltd.	594	7,045
Travelzoo, Inc.*	328	7,009
PC Connection, Inc.	418	6,834
Agilysys, Inc.*	671	6,670
Ubiquiti Networks, Inc.	486	6,668
Intermolecular, Inc.*	647	6,599
ANADIGICS, Inc.*	3,279	6,558
Numerex Corp. — Class A*	510	6,523
Mesa Laboratories, Inc.	123	6,518
MaxLinear, Inc. — Class A*	1,024	6,349
GSI Technology, Inc.*	960	6,326
Axcelis Technologies, Inc.*	5,006	6,258
PC-Telephone, Inc.	860	6,106
ModusLink Global Solutions, Inc.*	1,836	6,059
Multi-Fineline Electronix, Inc.*	391	6,033
Neonode, Inc.*	1,040	6,001
Limelight Networks, Inc.*	2,793	5,754
Carbonite, Inc.*	520	5,694
Pervasive Software, Inc.*	616	5,649
OCZ Technology Group, Inc.*,1	3,130	5,634
Mindspeed Technologies, Inc.*	1,681	5,598
Key Tronic Corp.*	487	5,581
Imation Corp.*	1,434	5,478
Tessco Technologies, Inc.	252	5,453
Rubicon Technology, Inc.*	795	5,247
Radisys Corp.*	1,063	5,230
EPAM Systems, Inc.*	225	5,227
AVG Technologies N.V.*	375	5,220
Hackett Group, Inc.	1,142	5,219
Intevac, Inc.*	1,077	5,083
QuickLogic Corp.*	2,045	5,031
Telenav, Inc.*	772	4,979
Proofpoint, Inc.*	292	4,923
iPass, Inc.*	2,410	4,772
NeoPhotonics Corp.*	906	4,630
Qualys, Inc.*	370	4,566
M/A-COM Technology Solutions
Holdings, Inc.*	284	4,564
Marchex, Inc. — Class B	1,048	4,412
AXT, Inc.*	1,498	4,404
Echelon Corp.*	1,764	4,304
Audience, Inc.*	282	4,301
E2open, Inc.*	215	4,287
Oclaro, Inc.*,1	3,394	4,276
Westell Technologies, Inc. — Class A*	2,127	4,275
Ambarella, Inc.*	260	4,072
FalconStor Software, Inc.*	1,475	3,953
Mattson Technology, Inc.*	2,720	3,754

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value

QAD, Inc. — Class A	291	$3,736
Spark Networks, Inc.*	528	3,717
Innodata, Inc.*	1,030	3,554
Bazaarvoice, Inc.*	483	3,536
TechTarget, Inc.*	716	3,501
Sapiens International Corporation N.V.	630	3,427
Millennial Media, Inc.*	525	3,334
STR Holdings, Inc.*	1,403	3,045
Peregrine Semiconductor Corp.*	294	2,872
Exa Corp.*	286	2,723
Aware, Inc.	559	2,588
Viasystems Group, Inc.*	174	2,269
Mattersight Corp.*	473	2,029
MeetMe, Inc.*	862	1,965
Brightcove, Inc.*	259	1,608
Riverbed Technology, Inc.*	100	1,491
Synacor, Inc.*	316	945
Envivio, Inc.*	359	610
KIT Digital, Inc.*	1,453	421
Sycamore Networks, Inc.	956	354
Ambient Corp.*	119	292
Total Information Technology		10,220,158
Industrials - 8.8%
Alaska Air Group, Inc.*	3,308	211,579
Genesee & Wyoming, Inc. — Class A*	2,061	191,900
Avis Budget Group, Inc.*	4,937	137,397
Acuity Brands, Inc.	1,966	136,341
Hexcel Corp.*	4,631	134,344
Teledyne Technologies, Inc.*	1,710	134,132
AO Smith Corp.	1,808	133,014
Middleby Corp.*	873	132,826
EMCOR Group, Inc.	3,099	131,368
US Airways Group, Inc.*	7,546	128,056
Woodward, Inc.	3,215	127,828
Old Dominion Freight Line, Inc.*	3,312	126,518
CLARCOR, Inc.	2,333	122,202
Watsco, Inc.	1,366	114,991
Chart Industries, Inc.*	1,389	111,133
Belden, Inc.	2,117	109,343
Esterline Technologies Corp.*	1,424	107,797
HEICO Corp.	2,446	106,181
Actuant Corp. — Class A	3,386	103,678
EnerSys, Inc.*	2,225	101,416
Deluxe Corp.	2,369	98,076
Moog, Inc. — Class A*	2,107	96,564
USG Corp.*	3,445	91,086
Corporate Executive Board Co.	1,559	90,672
Tetra Tech, Inc.*	2,952	90,006
Applied Industrial Technologies, Inc.	1,957	88,065
Beacon Roofing Supply, Inc.*	2,178	84,201
Advisory Board Co.*	1,595	83,769
Healthcare Services Group, Inc.	3,120	79,967
Curtiss-Wright Corp.	2,178	75,577
HNI Corp.	2,121	75,275
Herman Miller, Inc.	2,714	75,096
JetBlue Airways Corp.*	10,863	74,955
MasTec, Inc.*	2,550	74,334
FTI Consulting, Inc.*	1,953	73,550
Franklin Electric Company, Inc.	2,178	73,115
United Stationers, Inc.	1,887	72,933
Barnes Group, Inc.	2,521	72,932
DigitalGlobe, Inc.*	2,478	71,639
Acacia Research Corp.*	2,313	69,783
AMERCO	397	68,895
Brady Corp. — Class A	2,021	67,764
Hub Group, Inc. — Class A*	1,726	66,382
Mine Safety Appliances Co.	1,287	63,861
Watts Water Technologies, Inc. — Class A	1,307	62,723
Brink’s Co.	2,193	61,974
Allegiant Travel Co. — Class A	694	61,613
TAL International Group, Inc.	1,356	61,440
UniFirst Corp.	675	61,088
Granite Construction, Inc.	1,797	57,216
Simpson Manufacturing Company, Inc.	1,862	56,996
Raven Industries, Inc.	1,684	56,600
AZZ, Inc.	1,167	56,249
Briggs & Stratton Corp.[1]	2,257	55,974
ABM Industries, Inc.	2,502	55,644
Interface, Inc. — Class A	2,721	52,298
Mobile Mini, Inc.*	1,777	52,297
RBC Bearings, Inc.*	1,032	52,178
Swift Transportation Co. — Class A*	3,674	52,097
Steelcase, Inc. — Class A	3,536	52,085
Lindsay Corp.	587	51,761
ESCO Technologies, Inc.	1,238	50,585
Forward Air Corp.	1,354	50,491
On Assignment, Inc.*	1,992	50,417
Atlas Air Worldwide Holdings, Inc.*	1,230	50,135
Werner Enterprises, Inc.	2,058	49,680
Mueller Industries, Inc.	926	49,347
EnPro Industries, Inc.*	960	49,123
Spirit Airlines, Inc.*	1,929	48,919
Trimas Corp.*	1,494	48,510
Titan International, Inc.	2,217	46,734
Orbital Sciences Corp.*	2,745	45,814
Kaman Corp.	1,228	43,557
Knight Transportation, Inc.	2,686	43,245
Mueller Water Products, Inc. — Class A	7,287	43,212
Huron Consulting Group, Inc.*	1,070	43,142
Tennant Co.	875	42,490
Aegion Corp. — Class A*	1,827	42,295
II-VI, Inc.*	2,446	41,680
Generac Holdings, Inc.	1,153	40,747
Knoll, Inc.	2,227	40,376
G&K Services, Inc. — Class A	873	39,730
TrueBlue, Inc.*	1,878	39,701
Korn/Ferry International*	2,218	39,613
Kaydon Corp.	1,492	38,165
Apogee Enterprises, Inc.	1,317	38,127
SkyWest, Inc.	2,370	38,039
Team, Inc.*	917	37,661
Aircastle Ltd.	2,734	37,401
Rush Enterprises, Inc. — Class A*	1,543	37,217
Albany International Corp. — Class A	1,284	37,108

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value

GenCorp, Inc.*	2,773	$36,881
Universal Forest Products, Inc.	913	36,347
McGrath RentCorp	1,142	35,516
ACCO Brands Corp.*	5,255	35,103
CIRCOR International, Inc.	809	34,383
AAR Corp.	1,869	34,371
Trex Company, Inc.*	697	34,278
Altra Holdings, Inc.	1,253	34,107
Exponent, Inc.	621	33,497
Wabash National Corp.*	3,177	32,278
Astec Industries, Inc.	922	32,205
Standex International Corp.	583	32,193
Tutor Perini Corp.*	1,657	31,980
Navigant Consulting, Inc.*	2,411	31,681
Cubic Corp.	739	31,570
Sauer-Danfoss, Inc.	535	31,260
Sun Hydraulics Corp.	960	31,210
Primoris Services Corp.	1,394	30,821
Dycom Industries, Inc.*	1,560	30,716
Blount International, Inc.*	2,276	30,453
DXP Enterprises, Inc.*	404	30,179
Insperity, Inc.	1,059	30,044
Heartland Express, Inc.	2,229	29,735
Hyster-Yale Materials Handling, Inc.	506	28,888
Rexnord Corp.*	1,338	28,406
Quad Graphics, Inc.[1]	1,169	27,985
John Bean Technologies Corp.	1,346	27,930
Quanex Building Products Corp.	1,711	27,547
H&E Equipment Services, Inc.	1,330	27,132
Encore Wire Corp.	769	26,930
Saia, Inc.*	744	26,910
Gibraltar Industries, Inc.*	1,424	25,988
Republic Airways Holdings, Inc.*	2,246	25,919
Viad Corp.	937	25,917
Nortek, Inc.*	359	25,618
Textainer Group Holdings Ltd.	643	25,431
Griffon Corp.	2,118	25,247
ICF International, Inc.*	927	25,214
Resources Connection, Inc.	1,977	25,108
Comfort Systems USA, Inc.	1,734	24,432
Greenbrier Companies, Inc.*	1,062	24,118
AAON, Inc.	861	23,755
American Science & Engineering, Inc.	389	23,725
Federal Signal Corp.*	2,888	23,508
Kelly Services, Inc. — Class A	1,247	23,294
MYR Group, Inc.*	948	23,283
US Ecology, Inc.	847	22,488
InnerWorkings, Inc.*	1,471	22,271
Kforce, Inc.	1,340	21,936
Titan Machinery, Inc.*	783	21,728
Powell Industries, Inc.*	407	21,396
Gorman-Rupp Co.	708	21,275
Meritor, Inc.*	4,488	21,228
American Railcar Industries, Inc.	432	20,192
EnerNOC, Inc.*	1,141	19,819
Layne Christensen Co.*	915	19,563
Celadon Group, Inc.	928	19,358
CAI International, Inc.*	668	19,252
Taser International, Inc.*	2,385	18,961
KEYW Holding Corp.*	1,154	18,614
LB Foster Co. — Class A	419	18,558
Great Lakes Dredge & Dock Corp.	2,744	18,467
Ennis, Inc.	1,214	18,295
National Presto Industries, Inc.	224	18,032
Mistras Group, Inc.*	730	17,673
Columbus McKinnon Corp.*	904	17,402
Barrett Business Services, Inc.	316	16,641
Astronics Corp.*	556	16,580
Multi-Color Corp.	632	16,299
GP Strategies Corp.*	681	16,249
Roadrunner Transportation Systems, Inc.*	663	15,249
Thermon Group Holdings, Inc.*	684	15,192
Standard Parking Corp.*	730	15,111
Echo Global Logistics, Inc.*	682	15,086
American Woodmark Corp.*	442	15,041
NCI Building Systems, Inc.*	844	14,660
Marten Transport Ltd.	728	14,655
Aerovironment, Inc.*	804	14,577
Air Transport Services Group, Inc.*	2,471	14,406
Douglas Dynamics, Inc.	1,030	14,235
Global Power Equipment Group, Inc.	800	14,096
Arkansas Best Corp.	1,188	13,876
EnergySolutions, Inc.*	3,685	13,819
Aceto Corp.	1,248	13,815
RPX Corp.*	978	13,800
Kimball International, Inc. — Class B	1,519	13,762
XPO Logistics, Inc.*	816	13,741
Hawaiian Holdings, Inc.*	2,375	13,680
Consolidated Graphics, Inc.*	345	13,490
Insteel Industries, Inc.	819	13,366
Kadant, Inc.*	534	13,350
Park-Ohio Holdings Corp.*	387	12,821
Orion Marine Group, Inc.*	1,263	12,554
Capstone Turbine Corp.*	13,873	12,486
Heidrick & Struggles International, Inc.	826	12,349
Alamo Group, Inc.	322	12,317
Lydall, Inc.*	797	12,234
Builders FirstSource, Inc.*	2,087	12,230
Wesco Aircraft Holdings, Inc.*	823	12,115
FreightCar America, Inc.	555	12,110
Northwest Pipe Co.*	430	12,031
Pendrell Corp.*	7,194	11,942
Accuride Corp.*	2,202	11,869
SeaCube Container Leasing Ltd.	511	11,733
Furmanite Corp.*	1,734	11,600
Pike Electric Corp.	800	11,384
Graham Corp.	458	11,331
CBIZ, Inc.*	1,770	11,293
Proto Labs, Inc.*	229	11,244
Odyssey Marine Exploration, Inc.*	3,404	11,097
Dynamic Materials Corp.	628	10,927
CDI Corp.	630	10,836
Houston Wire & Cable Co.	833	10,787
CRA International, Inc.*	482	10,782

120 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value

Twin Disc, Inc.	391	$9,806
Michael Baker Corp.	386	9,457
Kratos Defense & Security Solutions, Inc.*	1,862	9,366
Franklin Covey Co.*	643	9,343
Commercial Vehicle Group, Inc.*	1,130	8,814
Flow International Corp.*	2,220	8,680
LMI Aerospace, Inc.*	417	8,669
Quality Distribution, Inc.*	997	8,385
Sterling Construction Company, Inc.*	760	8,276
Miller Industries, Inc.	515	8,266
Pacer International, Inc.*	1,633	8,214
WageWorks, Inc.*	327	8,185
Patriot Transportation Holding, Inc.*	290	8,068
Hurco Companies, Inc.*	296	8,060
TMS International Corp. — Class A*	602	7,946
Preformed Line Products Co.	109	7,627
Casella Waste Systems, Inc. — Class A*	1,736	7,586
Energy Recovery, Inc.*	2,041	7,552
NN, Inc.*	786	7,436
Ampco-Pittsburgh Corp.	392	7,413
Hardinge, Inc.	533	7,265
Met-Pro Corp.	680	7,024
Ameresco, Inc. — Class A*	935	6,919
Argan, Inc.	457	6,814
Swisher Hygiene, Inc.*	5,237	6,756
FuelCell Energy, Inc.*,1	7,035	6,640
Courier Corp.	441	6,355
LSI Industries, Inc.	900	6,282
PGT, Inc.*	910	6,252
Hudson Global, Inc.*	1,545	6,087
Acorn Energy, Inc.	827	6,078
AT Cross Co. — Class A*	438	6,031
Schawk, Inc. — Class A	548	6,023
Coleman Cable, Inc.	400	6,000
Universal Truckload Services, Inc.*	255	5,949
PMFG, Inc.*	964	5,948
Cenveo, Inc.*	2,510	5,397
Heritage-Crystal Clean, Inc.*	355	5,361
Performant Financial Corp.*	414	5,084
Edgen Group, Inc. — Class A*	699	5,054
ARC Document Solutions, Inc.*	1,694	5,048
Rand Logistics, Inc.*	820	5,023
Eastern Co.	280	4,911
American Superconductor Corp.*	1,812	4,820
VSE Corp.	192	4,798
International Shipholding Corp.	255	4,641
TRC Companies, Inc.*	710	4,580
Vicor Corp.*	912	4,533
CECO Environmental Corp.	330	4,267
Genco Shipping & Trading Ltd.*	1,447	4,167
Intersections, Inc.	420	3,952
Willis Lease Finance Corp.*	254	3,840
NL Industries, Inc.	300	3,729
API Technologies Corp.*	1,498	3,715
Dolan Co.*	1,421	3,396
Hill International, Inc.*	1,053	3,148
Metalico, Inc.*	1,859	3,012
BlueLinx Holdings, Inc.*	1,026	2,924
Patrick Industries, Inc.*	180	2,837
CPI Aerostructures, Inc.*	292	2,502
Enphase Energy, Inc.*	354	2,195
Omega Flex, Inc.	127	2,183
Sypris Solutions, Inc.	488	2,040
SIFCO Industries, Inc.	110	2,025
Astronics Corp. — Class B*	58	1,706
Compx International, Inc.	48	608
Total Industrials		9,499,552
Consumer Discretionary - 8.0%
Brunswick Corp.	4,156	142,218
Domino’s Pizza, Inc.	2,694	138,578
Six Flags Entertainment Corp.	1,848	133,943
Cabela’s, Inc.*	2,169	131,831
Dana Holding Corp.	6,869	122,475
Sotheby’s	3,151	117,879
Tenneco, Inc.*	2,826	111,090
Pool Corp.	2,206	105,888
Vail Resorts, Inc.	1,671	104,137
Pier 1 Imports, Inc.	4,519	103,938
Rent-A-Center, Inc. — Class A	2,759	101,917
Wolverine World Wide, Inc.	2,258	100,187
Cheesecake Factory, Inc.	2,506	96,757
Fifth & Pacific Companies, Inc.*	5,057	95,476
Lions Gate Entertainment Corp.*	3,938	93,607
HSN, Inc.	1,662	91,177
Lumber Liquidators Holdings, Inc.*	1,276	89,601
Ryland Group, Inc.	2,078	86,485
Life Time Fitness, Inc.*	1,991	85,175
Iconix Brand Group, Inc.*	3,290	85,112
Coinstar, Inc.*,1	1,455	85,001
KB Home	3,776	82,204
Live Nation Entertainment, Inc.*	6,510	80,529
Men’s Wearhouse, Inc.	2,367	79,105
Steven Madden Ltd.*	1,824	78,687
Buffalo Wild Wings, Inc.*	853	74,663
Cooper Tire & Rubber Co.	2,895	74,286
Express, Inc.*	4,159	74,072
Shutterfly, Inc.*	1,659	73,277
Cracker Barrel Old Country Store, Inc.	888	71,795
Jack in the Box, Inc.*	2,056	71,117
Hibbett Sports, Inc.*	1,229	69,156
Genesco, Inc.*	1,134	68,142
Meritage Homes Corp.*	1,426	66,822
Vitamin Shoppe, Inc.*	1,364	66,631
Penske Automotive Group, Inc.	1,977	65,954
ANN, Inc.*	2,272	65,933
MDC Holdings, Inc.	1,781	65,274
Hillenbrand, Inc.	2,558	64,666
Meredith Corp.[1]	1,688	64,582
WMS Industries, Inc.*	2,560	64,538
Group 1 Automotive, Inc.	1,064	63,914
New York Times Co. — Class A*	6,335	62,082
Crocs, Inc.*	4,180	61,948
Buckle, Inc.	1,285	59,945

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value

Saks, Inc.*	5,108	$58,589
Texas Roadhouse, Inc. — Class A	2,897	58,490
Bob Evans Farms, Inc.	1,356	57,793
Arbitron, Inc.	1,230	57,651
Monro Muffler Brake, Inc.[1]	1,435	56,984
Helen of Troy Ltd.*	1,477	56,657
Valassis Communications, Inc.[1]	1,850	55,260
Marriott Vacations Worldwide Corp.*	1,239	53,164
Select Comfort Corp.*	2,635	52,094
Office Depot, Inc.*	13,195	51,856
Jos. A. Bank Clothiers, Inc.*	1,294	51,631
Papa John’s International, Inc.*	835	51,620
Aeropostale, Inc.*	3,781	51,422
Children’s Place Retail Stores, Inc.*	1,132	50,736
DineEquity, Inc.	715	49,185
Ascent Capital Group, Inc. — Class A*	654	48,684
Regis Corp.	2,675	48,658
Jones Group, Inc.	3,818	48,565
Sinclair Broadcast Group, Inc. — Class A	2,346	47,484
Asbury Automotive Group, Inc.*	1,293	47,440
Lithia Motors, Inc. — Class A	993	47,148
Grand Canyon Education, Inc.*	1,856	47,123
OfficeMax, Inc.	4,026	46,742
Standard Pacific Corp.*,1	5,378	46,466
Francesca’s Holdings Corp.*,1	1,616	46,315
Finish Line, Inc. — Class A	2,359	46,213
Matthews International Corp. — Class A	1,307	45,601
La-Z-Boy, Inc.	2,403	45,344
Sturm Ruger & Company, Inc.	886	44,947
Orient-Express Hotels Ltd. — Class A*	4,503	44,400
Sonic Automotive, Inc. — Class A	1,970	43,655
Belo Corp. — Class A	4,344	42,702
Churchill Downs, Inc.	606	42,444
SHFL Entertainment, Inc.*	2,556	42,353
American Axle & Manufacturing
Holdings, Inc.*	3,098	42,288
International Speedway Corp. — Class A	1,292	42,223
Dorman Products, Inc.	1,134	42,196
National CineMedia, Inc.	2,603	41,075
AFC Enterprises, Inc.*	1,127	40,944
Ameristar Casinos, Inc.	1,528	40,079
Pinnacle Entertainment, Inc.*	2,738	40,030
Krispy Kreme Doughnuts, Inc.*	2,761	39,869
Interval Leisure Group, Inc.	1,798	39,089
BJ’s Restaurants, Inc.*	1,141	37,972
Skechers U.S.A., Inc. — Class A*	1,760	37,224
Ethan Allen Interiors, Inc.	1,128	37,134
Stage Stores, Inc.	1,426	36,905
Quiksilver, Inc.*	6,069	36,839
Oxford Industries, Inc.	648	34,409
Steiner Leisure Ltd.*	711	34,384
Sonic Corp.*	2,644	34,055
Columbia Sportswear Co.[1]	565	32,702
Drew Industries, Inc.	899	32,643
iRobot Corp.*	1,272	32,640
Stewart Enterprises, Inc. — Class A	3,469	32,227
Scholastic Corp.	1,202	32,033
Brown Shoe Company, Inc.	1,988	31,808
True Religion Apparel, Inc.	1,203	31,410
Red Robin Gourmet Burgers, Inc.*	682	31,099
Cato Corp. — Class A	1,271	30,682
G-III Apparel Group Ltd.*	761	30,524
K12, Inc.*	1,241	29,920
American Public Education, Inc.*	836	29,168
Pep Boys-Manny Moe & Jack*	2,452	28,909
Hovnanian Enterprises, Inc. — Class A*	4,893	28,233
Winnebago Industries, Inc.*	1,357	28,008
Conn’s, Inc.*	780	28,002
CEC Entertainment, Inc.	850	27,838
Movado Group, Inc.	819	27,453
Core-Mark Holding Company, Inc.	530	27,195
Caesars Entertainment Corp.*	1,714	27,184
Hot Topic, Inc.	1,956	27,149
Smith & Wesson Holding Corp.*	3,012	27,108
Strayer Education, Inc.	554	26,803
Multimedia Games Holding
Company, Inc.*	1,274	26,588
Denny’s Corp.*	4,473	25,809
Arctic Cat, Inc.*	588	25,696
Standard Motor Products, Inc.	925	25,641
M/I Homes, Inc.*	995	24,328
American Greetings Corp. — Class A	1,467	23,619
Fred’s, Inc. — Class A	1,715	23,461
Zumiez, Inc.*,1	1,019	23,335
Gentherm, Inc.*	1,369	22,424
Vera Bradley, Inc.*,1	934	22,070
Ruby Tuesday, Inc.*	2,966	21,859
Barnes & Noble, Inc.*	1,317	21,665
Boyd Gaming Corp.*,1	2,581	21,345
rue21, Inc.*	721	21,190
Scientific Games Corp. — Class A*	2,417	21,149
Tumi Holdings, Inc.*	1,000	20,940
LeapFrog Enterprises, Inc. — Class A*	2,348	20,099
Callaway Golf Co.	3,023	20,012
Blue Nile, Inc.*	580	19,981
Fiesta Restaurant Group, Inc.*	752	19,981
Superior Industries International, Inc.	1,065	19,894
Modine Manufacturing Co.*	2,173	19,774
Five Below, Inc.*	512	19,400
MDC Partners, Inc. — Class A	1,193	19,291
Maidenform Brands, Inc.*	1,094	19,178
Libbey, Inc.*	957	18,499
Haverty Furniture Companies, Inc.	895	18,401
Capella Education Co.*	588	18,310
Biglari Holdings, Inc.*	49	18,286
Beazer Homes USA, Inc.*,1	1,141	18,073
Mattress Firm Holding Corp.*	506	17,477
America’s Car-Mart, Inc.*	356	16,639
EW Scripps Co. — Class A*	1,383	16,637
Universal Electronics, Inc.*	694	16,135
Harte-Hanks, Inc.	2,065	16,086
Fisher Communications, Inc.	403	15,814
Carriage Services, Inc. — Class A	738	15,683
Ruth’s Hospitality Group, Inc.*	1,634	15,588

122 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value
LIN TV Corp. — Class A*	1,413	$15,529
RadioShack Corp.[1]	4,620	15,523
Bloomin’ Brands, Inc.*	852	15,225
Cavco Industries, Inc.*	319	15,175
Tuesday Morning Corp.*	1,941	15,062
Carmike Cinemas, Inc.*	820	14,858
Destination Maternity Corp.	620	14,508
Bravo Brio Restaurant Group, Inc.*	906	14,342
NACCO Industries, Inc. — Class A	256	13,660
Shoe Carnival, Inc.	667	13,633
Universal Technical Institute, Inc.	1,060	13,388
MarineMax, Inc.*	952	12,938
Wet Seal, Inc. — Class A*	4,202	12,690
PetMed Express, Inc.	944	12,664
Journal Communications, Inc. — Class A*	1,880	12,634
Unifi, Inc.*	650	12,415
Big 5 Sporting Goods Corp.	773	12,067
CSS Industries, Inc.	453	11,764
NutriSystem, Inc.	1,323	11,219
Fuel Systems Solutions, Inc.*	681	11,216
World Wrestling Entertainment,
Inc. — Class A	1,261	11,122
JAKKS Pacific, Inc.	1,025	10,752
Stein Mart, Inc.	1,271	10,651
Marcus Corp.	852	10,641
Jamba, Inc.*	3,585	10,217
Town Sports International Holdings, Inc.	1,079	10,207
Chuy’s Holdings, Inc.*	310	10,100
Perry Ellis International, Inc.	554	10,077
Stoneridge, Inc.*	1,303	9,942
Destination XL Group, Inc.*	1,952	9,936
Shutterstock, Inc.*	220	9,896
Exide Technologies*	3,639	9,825
Cumulus Media, Inc. — Class A*	2,874	9,685
Saga Communications, Inc. — Class A	209	9,668
Speedway Motorsports, Inc.	532	9,571
Rentrak Corp.*	432	9,495
Nexstar Broadcasting Group,
Inc. — Class A	525	9,450
VOXX International Corp. — Class A*	837	8,964
Black Diamond, Inc.*	973	8,864
Zagg, Inc.*	1,182	8,605
Entercom Communications
Corp. — Class A*	1,134	8,437
Restoration Hardware Holdings, Inc.*	240	8,400
Spartan Motors, Inc.	1,579	8,384
Blyth, Inc.[1]	482	8,368
Bassett Furniture Industries, Inc.	520	8,299
Digital Generation, Inc.*	1,286	8,269
Bridgepoint Education, Inc.*	800	8,184
West Marine, Inc.*	706	8,070
Hooker Furniture Corp.	505	8,050
hhgregg, Inc.*	724	8,000
McClatchy Co. — Class A*	2,694	7,813
Steinway Musical Instruments, Inc.*	321	7,710
Corinthian Colleges, Inc.*	3,641	7,646
Entravision Communications
Corp. — Class A	2,360	7,528
Bon-Ton Stores, Inc.	575	7,475
Weyco Group, Inc.	304	7,451
Vitacost.com, Inc.*	1,028	7,432
LifeLock, Inc.*	770	7,415
Central European Media Enterprises
Ltd. — Class A*	1,705	7,195
Kirkland’s, Inc.*	624	7,151
bebe stores, Inc.	1,712	7,139
Mac-Gray Corp.	555	7,104
ReachLocal, Inc.*	474	7,091
Citi Trends, Inc.*	692	7,079
Body Central Corp.*	748	7,031
Luby’s, Inc.*	925	6,919
Global Sources Ltd.*	875	6,615
Bluegreen Corp.*	670	6,593
Overstock.com, Inc.*	533	6,567
Kayak Software Corp.*	160	6,394
Lincoln Educational Services Corp.	1,063	6,229
Culp, Inc.	390	6,205
Johnson Outdoors, Inc. — Class A*	260	6,198
Orbitz Worldwide, Inc.*	1,072	6,121
Isle of Capri Casinos, Inc.*	972	6,114
Outdoor Channel Holdings, Inc.	682	6,083
Morgans Hotel Group Co.*	1,026	6,074
1-800-Flowers.com, Inc. — Class A*	1,213	6,029
Winmark Corp.	93	5,858
K-Swiss, Inc. — Class A*	1,224	5,802
Career Education Corp.*	2,410	5,712
Tilly’s, Inc. — Class A*	424	5,393
Delta Apparel, Inc.*	325	5,353
Cherokee, Inc.	390	5,343
RG Barry Corp.	399	5,343
New York & Company, Inc.*	1,275	5,215
Federal-Mogul Corp.*	859	5,180
Lifetime Brands, Inc.	449	5,123
Flexsteel Industries, Inc.	204	5,047
Systemax, Inc.	504	4,990
Nathan’s Famous, Inc.*	115	4,859
Gordmans Stores, Inc.*	390	4,567
Red Lion Hotels Corp.*	642	4,565
Daily Journal Corp.*	41	4,551
Education Management Corp.*	1,234	4,529
Reading International, Inc. — Class A*	774	4,334
Ignite Restaurant Group, Inc.*	292	4,287
Del Frisco’s Restaurant Group, Inc.*	253	4,200
Einstein Noah Restaurant Group, Inc.	279	4,138
Skullcandy, Inc.*	752	3,971
Monarch Casino & Resort, Inc.*	404	3,931
Salem Communications Corp. — Class A	472	3,743
Tower International, Inc.*	264	3,696
Carrols Restaurant Group, Inc.*	707	3,669
Marine Products Corp.	482	3,548
MTR Gaming Group, Inc.*	1,047	3,455
Martha Stewart Living Omnimedia —
Class A*	1,293	3,414

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value
Crown Media Holdings, Inc. — Class A*	1,609	$3,298
Premier Exhibitions, Inc.*	1,196	3,181
Geeknet, Inc.*	210	3,102
Collectors Universe, Inc.	250	2,943
Shiloh Industries, Inc.	267	2,876
Frisch’s Restaurants, Inc.	140	2,512
National American University
Holdings, Inc.	465	1,814
Perfumania Holdings, Inc.*	232	1,336
CafePress, Inc.*	209	1,256
Beasley Broadcasting Group, Inc. — Class A	201	1,186
US Auto Parts Network, Inc.*	681	817
Value Line, Inc.	52	490
Orchard Supply Hardware Stores
Corp. — Class A*	80	317
Total Consumer Discretionary		8,587,004
Health Care - 7.0%
Pharmacyclics, Inc.*	2,524	202,954
athenahealth, Inc.*,1	1,666	161,668
Seattle Genetics, Inc.*,1	4,413	156,705
Cubist Pharmaceuticals, Inc.*	2,947	137,978
Alkermes plc*	5,689	134,885
HealthSouth Corp.*	4,447	117,267
Cepheid, Inc.*	3,053	117,144
WellCare Health Plans, Inc.*	2,001	115,977
Align Technology, Inc.*	3,339	111,891
STERIS Corp.	2,687	111,805
PAREXEL International Corp.*	2,784	109,995
HMS Holdings Corp.*	4,000	108,601
Jazz Pharmaceuticals plc*	1,928	107,793
Centene Corp.*	2,388	105,168
West Pharmaceutical Services, Inc.	1,573	102,151
Haemonetics Corp.*	2,358	98,234
Owens & Minor, Inc.	2,954	96,182
Air Methods Corp.	1,792	86,446
Medicines Co.*	2,563	85,655
Arena Pharmaceuticals, Inc.*,1	10,075	82,716
Questcor Pharmaceuticals, Inc.[1]	2,502	81,415
Isis Pharmaceuticals, Inc.*,1	4,659	78,923
MWI Veterinary Supply, Inc.*	587	77,637
ViroPharma, Inc.*	3,061	77,015
Chemed Corp.	887	70,942
Theravance, Inc.*	2,823	66,679
Ironwood Pharmaceuticals, Inc. — Class A*	3,498	63,978
Infinity Pharmaceuticals, Inc.*	1,311	63,544
ImmunoGen, Inc.*,1	3,881	62,329
Insulet Corp.*	2,355	60,900
Magellan Health Services, Inc.*	1,268	60,319
Medidata Solutions, Inc.*	1,033	59,892
Alnylam Pharmaceuticals, Inc.*	2,450	59,707
Cyberonics, Inc.*	1,275	59,683
Acorda Therapeutics, Inc.*	1,859	59,544
Nektar Therapeutics*	5,332	58,652
HeartWare International, Inc.*	652	57,656
Volcano Corp.*	2,473	55,049
Neogen Corp.*	1,097	54,378
DexCom, Inc.*	3,183	53,220
MedAssets, Inc.*	2,706	52,091
Vivus, Inc.*,1	4,633	50,963
Aegerion Pharmaceuticals, Inc.*	1,259	50,788
Hanger, Inc.*	1,590	50,133
Amsurg Corp. — Class A*	1,467	49,350
Impax Laboratories, Inc.*	3,112	48,049
Team Health Holdings, Inc.*	1,319	47,985
PDL BioPharma, Inc.[1]	6,507	47,566
Abaxis, Inc.	1,003	47,462
Masimo Corp.	2,316	45,440
Analogic Corp.	572	45,199
CONMED Corp.	1,319	44,925
ArthroCare Corp.*	1,289	44,806
Santarus, Inc.*	2,541	44,036
Meridian Bioscience, Inc.	1,920	43,814
Wright Medical Group, Inc.*	1,826	43,477
NuVasive, Inc.*	2,006	42,748
Molina Healthcare, Inc.*	1,384	42,724
Endologix, Inc.*	2,570	41,506
NPS Pharmaceuticals, Inc.*	4,006	40,821
Emeritus Corp.*	1,425	39,601
Exelixis, Inc.*,1	8,518	39,353
Auxilium Pharmaceuticals, Inc.*	2,248	38,845
Opko Health, Inc.*,1	4,968	37,906
Neurocrine Biosciences, Inc.*	3,077	37,355
Akorn, Inc.*	2,641	36,525
Acadia Healthcare Company, Inc.*	1,240	36,444
Integra LifeSciences Holdings Corp.*	910	35,499
Conceptus, Inc.*	1,458	35,211
Capital Senior Living Corp.*	1,309	34,597
IPC The Hospitalist Company, Inc.*	771	34,294
Dendreon Corp.*,1	7,160	33,867
ICU Medical, Inc.*	570	33,602
Quality Systems, Inc.	1,836	33,562
Celldex Therapeutics, Inc.*	2,879	33,339
Greatbatch, Inc.*	1,098	32,797
AMN Healthcare Services, Inc.*	2,060	32,610
InterMune, Inc.*	3,595	32,535
Luminex Corp.*	1,936	31,983
Orthofix International N.V.*	871	31,243
Quidel Corp.*,1	1,305	30,994
Cantel Medical Corp.	984	29,579
Bio-Reference Labs, Inc.*	1,138	29,565
Spectranetics Corp.*	1,592	29,500
Omnicell, Inc.*	1,560	29,453
Momenta Pharmaceuticals, Inc.*	2,179	29,068
Exact Sciences Corp.*	2,957	28,979
ABIOMED, Inc.*	1,552	28,976
Synageva BioPharma Corp.*	507	27,844
Computer Programs & Systems, Inc.	514	27,813
NxStage Medical, Inc.*	2,401	27,083
Rigel Pharmaceuticals, Inc.*	3,966	26,929
Ensign Group, Inc.	806	26,920
Accretive Health, Inc.*	2,623	26,650
Array BioPharma, Inc.*	5,395	26,543
Optimer Pharmaceuticals, Inc.*,1	2,185	26,002

124 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value
BioScrip, Inc.*	2,042	$25,954
Kindred Healthcare, Inc.*	2,461	25,914
Pacira Pharmaceuticals, Inc.*	856	24,704
Landauer, Inc.	432	24,356
Achillion Pharmaceuticals, Inc.*	2,767	24,184
Halozyme Therapeutics, Inc.*	4,172	24,072
Merit Medical Systems, Inc.*	1,957	23,993
AMAG Pharmaceuticals, Inc.*	996	23,755
ExamWorks Group, Inc.*	1,357	23,503
Sangamo Biosciences, Inc.*	2,441	23,336
Keryx Biopharmaceuticals, Inc.*	3,314	23,331
National Healthcare Corp.	487	22,266
Sequenom, Inc.*,1	5,320	22,078
Vanguard Health Systems, Inc.*	1,472	21,889
Ligand Pharmaceuticals, Inc. — Class B*	810	21,587
Lexicon Pharmaceuticals, Inc.*	9,825	21,419
Orexigen Therapeutics, Inc.*,1	3,382	21,138
Genomic Health, Inc.*	746	21,097
Fluidigm Corp.*	1,126	20,842
Spectrum Pharmaceuticals, Inc.[1]	2,766	20,634
HealthStream, Inc.*	898	20,600
MAKO Surgical Corp.*	1,831	20,416
Dyax Corp.*	4,593	20,025
Symmetry Medical, Inc.*	1,700	19,465
Astex Pharmaceuticals*	4,331	19,316
Invacare Corp.	1,477	19,275
PharMerica Corp.*	1,373	19,222
Healthways, Inc.*	1,548	18,963
Cadence Pharmaceuticals, Inc.*	2,797	18,712
Natus Medical, Inc.*	1,366	18,359
Clovis Oncology, Inc.*	628	18,005
Dynavax Technologies Corp.*	8,097	17,975
Antares Pharma, Inc.*	4,968	17,785
MannKind Corp.*	5,242	17,770
Cambrex Corp.*	1,379	17,637
AVANIR Pharmaceuticals, Inc. — Class A*	6,309	17,287
Endocyte, Inc.*	1,379	17,169
Emergent Biosolutions, Inc.*	1,203	16,818
Hi-Tech Pharmacal Company, Inc.	499	16,522
SurModics, Inc.*	599	16,323
Obagi Medical Products, Inc.*	811	16,017
Synta Pharmaceuticals Corp.*,1	1,845	15,867
Cardiovascular Systems, Inc.*	774	15,852
Triple-S Management Corp. — Class B*	897	15,626
Amedisys, Inc.*	1,403	15,601
Affymetrix, Inc.*	3,281	15,486
Accuray, Inc.*	3,317	15,391
Gentiva Health Services, Inc.*	1,419	15,354
Depomed, Inc.*	2,591	15,209
AVEO Pharmaceuticals, Inc.*	2,039	14,987
Cynosure, Inc. — Class A*	570	14,917
Idenix Pharmaceuticals, Inc.*	4,190	14,916
LHC Group, Inc.*	684	14,699
Select Medical Holdings Corp.	1,623	14,607
Universal American Corp.	1,744	14,528
US Physical Therapy, Inc.	538	14,445
XenoPort, Inc.*	1,993	14,250
Raptor Pharmaceutical Corp.*	2,408	14,087
Vical, Inc.*	3,534	14,065
Tornier N.V.*	734	13,836
Novavax, Inc.*	6,028	13,744
OraSure Technologies, Inc.*	2,517	13,592
Five Star Quality Care, Inc.*	1,981	13,253
Corvel Corp.*	267	13,214
XOMA Corp.*	3,783	13,203
Atrion Corp.	68	13,055
AngioDynamics, Inc.*	1,137	12,996
Furiex Pharmaceuticals, Inc.*	345	12,931
Repros Therapeutics, Inc.*	785	12,639
Palomar Medical Technologies, Inc.*	906	12,222
Vascular Solutions, Inc.*	752	12,197
Navidea Biopharmaceuticals, Inc.*	4,490	12,168
SciClone Pharmaceuticals, Inc.*	2,641	12,149
Curis, Inc.*	3,672	12,044
Synergy Pharmaceuticals, Inc.*	1,910	11,594
Providence Service Corp.*	606	11,205
Cerus Corp.*	2,529	11,178
Assisted Living Concepts, Inc. — Class A	892	10,606
Progenics Pharmaceuticals, Inc.*	1,927	10,387
RTI Biologics, Inc.*	2,599	10,240
Repligen Corp.*	1,428	9,867
PhotoMedex, Inc.*	610	9,815
Threshold Pharmaceuticals, Inc.*	2,093	9,649
Staar Surgical Co.*	1,683	9,475
Trius Therapeutics, Inc.*	1,352	9,248
Exactech, Inc.*	401	8,297
Unilife Corp.*,1	3,736	8,144
Coronado Biosciences, Inc.*	819	7,961
Anika Therapeutics, Inc.*	547	7,942
Merge Healthcare, Inc.*	2,748	7,942
Osiris Therapeutics, Inc.*	760	7,904
Sagent Pharmaceuticals, Inc.*	440	7,722
Almost Family, Inc.	374	7,641
CryoLife, Inc.	1,271	7,639
OncoGenex Pharmaceutical, Inc.*	671	7,602
Lannett Company, Inc.*	745	7,532
Sunesis Pharmaceuticals, Inc.*	1,375	7,521
Vocera Communications, Inc.*	327	7,521
Intercept Pharmaceuticals, Inc.*	200	7,480
Immunomedics, Inc.*	3,063	7,382
Chindex International, Inc.*	530	7,282
NewLink Genetics Corp.*,1	589	7,227
Utah Medical Products, Inc.	147	7,169
Rochester Medical Corp.*	490	7,164
Cytori Therapeutics, Inc.*	2,843	7,136
Arqule, Inc.*	2,738	7,091
Solta Medical, Inc.*	3,185	7,007
Enzon Pharmaceuticals, Inc.	1,805	6,859
Cross Country Healthcare, Inc.*	1,266	6,722
Geron Corp.*	6,139	6,569
Derma Sciences, Inc.*	540	6,523
ImmunoCellular Therapeutics Ltd.*	2,374	6,505
Pozen, Inc.*	1,234	6,503
Harvard Bioscience, Inc.*	1,147	6,481

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value
National Research Corp.	110	$6,384
Globus Medical, Inc. — Class A*	434	6,371
AtriCure, Inc.*	791	6,265
Pain Therapeutics, Inc.	1,764	6,051
SIGA Technologies, Inc.*	1,634	5,850
Skilled Healthcare Group, Inc. — Class A*	885	5,814
ZIOPHARM Oncology, Inc.*	3,092	5,658
Greenway Medical Technologies*	355	5,645
Oncothyreon, Inc.*	2,659	5,531
Targacept, Inc.*	1,267	5,423
Ampio Pharmaceuticals, Inc.*	1,182	5,402
Biotime, Inc.*	1,414	5,401
KYTHERA Biopharmaceuticals, Inc.*	220	5,359
Alphatec Holdings, Inc.*	2,536	5,351
BioDelivery Sciences International, Inc.*	1,250	5,263
Hansen Medical, Inc.*,1	2,549	5,123
Vanda Pharmaceuticals, Inc.*	1,307	5,123
GTx, Inc.*	1,230	5,105
Omeros Corp.*	1,199	4,940
Anacor Pharmaceuticals, Inc.*	746	4,819
Discovery Laboratories, Inc.*	2,020	4,626
Corcept Therapeutics, Inc.*	2,287	4,574
Zogenix, Inc.*	2,522	4,540
Amicus Therapeutics, Inc.*	1,399	4,435
Agenus, Inc.*	1,139	4,431
Merrimack Pharmaceuticals, Inc.*	710	4,331
Pacific Biosciences of California, Inc.*	1,726	4,298
Regulus Therapeutics, Inc.*	550	4,263
TESARO, Inc.*	193	4,238
Hyperion Therapeutics, Inc.*	157	4,054
Rockwell Medical Technologies, Inc.*	967	3,829
Horizon Pharma, Inc.*	1,392	3,772
Biospecifics Technologies Corp.*	219	3,734
ChemoCentryx, Inc.*	255	3,524
Durata Therapeutics, Inc.*	387	3,483
Sucampo Pharmaceuticals, Inc. — Class A*	507	3,316
Maxygen, Inc.	1,286	3,099
Zeltiq Aesthetics, Inc.*	783	2,991
Codexis, Inc.*	1,219	2,913
Cornerstone Therapeutics, Inc.*	400	2,828
Verastem, Inc.*	292	2,809
Transcept Pharmaceuticals, Inc.*	585	2,802
PDI, Inc.*	470	2,773
Cumberland Pharmaceuticals, Inc.*	550	2,739
BioCryst Pharmaceuticals, Inc.*	2,290	2,725
Affymax, Inc.*	1,682	2,338
Pernix Therapeutics Holdings*	413	2,048
Ventrus Biosciences, Inc.*	570	1,704
EnteroMedics, Inc.*	1,237	1,237
Acura Pharmaceuticals, Inc.*	558	1,189
Cempra, Inc.*	175	1,181
Supernus Pharmaceuticals, Inc.*	201	1,130
BG Medicine, Inc.*	494	919
Total Health Care		7,555,952
Energy - 3.5%
Dril-Quip, Inc.*	1,864	162,486
Oasis Petroleum, Inc.*	3,714	141,393
Gulfport Energy Corp.*	2,992	137,124
Rosetta Resources, Inc.*	2,460	117,048
Berry Petroleum Co. — Class A	2,435	112,716
Helix Energy Solutions Group, Inc.*	4,909	112,319
Kodiak Oil & Gas Corp.*	12,247	111,325
Bristow Group, Inc.	1,660	109,461
Lufkin Industries, Inc.	1,565	103,900
SemGroup Corp. — Class A*	1,939	100,284
Energy XXI Bermuda Ltd.	3,666	99,789
Western Refining, Inc.	2,663	94,296
Targa Resources Corp.	1,345	91,406
Exterran Holdings, Inc.*	3,018	81,486
McMoRan Exploration Co.*	4,717	77,123
Hornbeck Offshore Services, Inc.*	1,645	76,427
PDC Energy, Inc.*	1,393	69,051
Geospace Technologies Corp.*	588	63,457
Key Energy Services, Inc.*	7,020	56,722
Hercules Offshore, Inc.*	7,364	54,641
Arch Coal, Inc.	9,869	53,589
Cloud Peak Energy, Inc.*	2,836	53,260
Stone Energy Corp.*	2,304	50,112
Gulfmark Offshore, Inc. — Class A	1,246	48,544
C&J Energy Services, Inc.*	2,069	47,380
Carrizo Oil & Gas, Inc.*	1,835	47,288
Bill Barrett Corp.*	2,231	45,222
Northern Oil and Gas, Inc.*	2,950	42,421
ION Geophysical Corp.*	6,135	41,779
Halcon Resources Corp.*	5,178	40,337
Clean Energy Fuels Corp.*	3,075	39,974
Ship Finance International Ltd.	2,265	39,955
CVR Energy, Inc.	770	39,747
Newpark Resources, Inc.*	4,180	38,790
Approach Resources, Inc.*	1,543	37,973
TETRA Technologies, Inc.*	3,605	36,987
Crosstex Energy, Inc.	1,893	36,459
Comstock Resources, Inc.*	2,233	36,286
EPL Oil & Gas, Inc.*	1,292	34,639
Rex Energy Corp.*	2,006	33,059
Delek US Holdings, Inc.	793	31,292
Forum Energy Technologies, Inc.*	1,030	29,623
Swift Energy Co.*	1,990	29,472
Forest Oil Corp.*	5,470	28,772
Nordic American Tankers Ltd.[1]	2,455	28,355
Heckmann Corp.*,1	6,541	28,061
Magnum Hunter Resources Corp.*,1	6,851	27,473
Resolute Energy Corp.*	2,245	25,840
Rentech, Inc.	10,614	24,943
Pioneer Energy Services Corp.*	2,880	23,760
Contango Oil & Gas Co.	588	23,573
Parker Drilling Co.*	5,464	23,386
Scorpio Tankers, Inc.*	2,615	23,326
W&T Offshore, Inc.	1,617	22,961
PHI, Inc.*	601	20,560
Vaalco Energy, Inc.*	2,691	20,425

126 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value
Basic Energy Services, Inc.*,1	1,432	$19,575
Tesco Corp.*	1,415	18,947
Goodrich Petroleum Corp.*,1	1,205	18,858
Matrix Service Co.*	1,199	17,865
Willbros Group, Inc.*	1,804	17,715
Bonanza Creek Energy, Inc.*	457	17,672
Diamondback Energy, Inc.*	610	16,372
Vantage Drilling Co.*	8,904	15,582
RigNet, Inc.*	576	14,365
GasLog Ltd.	1,088	13,992
Gulf Island Fabrication, Inc.	661	13,921
Triangle Petroleum Corp.*	2,059	13,589
Green Plains Renewable Energy, Inc.*	1,156	13,225
Synergy Resources Corp.*	1,818	12,471
Quicksilver Resources, Inc.*	5,460	12,285
Solazyme, Inc.*	1,525	11,910
PetroQuest Energy, Inc.*	2,628	11,668
Clayton Williams Energy, Inc.*	259	11,326
BPZ Resources, Inc.*	4,861	11,034
Natural Gas Services Group, Inc.*	563	10,843
Warren Resources, Inc.*	3,328	10,683
Dawson Geophysical Co.*	353	10,590
Sanchez Energy Corp.*	520	10,358
Penn Virginia Corp.	2,561	10,346
Mitcham Industries, Inc.*	595	10,067
Midstates Petroleum Company, Inc.*	1,120	9,576
Knightsbridge Tankers Ltd.	1,134	9,299
Panhandle Oil and Gas, Inc. — Class A	323	9,254
Abraxas Petroleum Corp.*,1	3,836	8,861
Uranium Energy Corp.*	3,942	8,672
Alon USA Energy, Inc.	451	8,592
Teekay Tankers Ltd. — Class A	2,923	8,331
FX Energy, Inc.*	2,464	8,279
Cal Dive International, Inc.*	4,465	8,037
Evolution Petroleum Corp.*	769	7,805
Bolt Technology Corp.	396	6,914
Callon Petroleum Co.*	1,831	6,775
TGC Industries, Inc.	678	6,712
Harvest Natural Resources, Inc.*	1,837	6,448
Endeavour International Corp.*	2,158	6,366
REX American Resources Corp.*	262	5,795
Matador Resources Co.*	654	5,794
Westmoreland Coal Co.*	508	5,771
KiOR, Inc. — Class A*,1	1,227	5,706
Frontline Ltd.*	2,396	5,607
Miller Energy Resources, Inc.*	1,436	5,328
Apco Oil and Gas International, Inc.	422	5,233
Emerald Oil, Inc.*	737	5,188
Gastar Exploration Ltd.*	2,739	4,821
Adams Resources & Energy, Inc.	87	4,437
Amyris, Inc.*,1	1,410	4,343
Isramco, Inc.*	43	4,263
Uranerz Energy Corp.*,1	3,062	3,889
Gevo, Inc.*	1,416	3,172
Crimson Exploration, Inc.*	989	2,829
Renewable Energy Group, Inc.*	330	2,538
Forbes Energy Services Ltd.*	681	2,506
Saratoga Resources, Inc.*	940	2,500
Global Geophysical Services, Inc.*	900	2,205
ZaZa Energy Corp.*	1,158	2,096
Hallador Energy Co.	289	1,994
Ceres, Inc.*	261	908
Total Energy		3,780,180
Materials - 3.1%
Axiall Corp.	2,961	184,055
Eagle Materials, Inc.	2,269	151,183
Louisiana-Pacific Corp.*	6,396	138,153
PolyOne Corp.	4,617	112,702
Chemtura Corp.*	4,585	99,083
Olin Corp.	3,720	93,818
Sensient Technologies Corp.	2,318	90,611
HB Fuller Co.	2,316	90,509
Coeur d’Alene Mines Corp.*	4,177	78,779
Worthington Industries, Inc.	2,433	75,374
Stillwater Mining Co.*	5,382	69,589
Minerals Technologies, Inc.	1,654	68,658
Texas Industries, Inc.*	1,052	66,392
Resolute Forest Products*	3,768	60,967
Balchem Corp.	1,362	59,846
Kaiser Aluminum Corp.	892	57,667
Clearwater Paper Corp.*	1,091	57,485
Schweitzer-Mauduit International, Inc.	1,455	56,352
Buckeye Technologies, Inc.	1,829	54,779
Innophos Holdings, Inc.	1,000	54,560
SunCoke Energy, Inc.*	3,250	53,073
Hecla Mining Co.	13,261	52,381
KapStone Paper and Packaging Corp.	1,876	52,153
Graphic Packaging Holding Co.*	6,822	51,096
Stepan Co.	778	49,092
Calgon Carbon Corp.*	2,646	47,893
Innospec, Inc.	1,076	47,645
PH Glatfelter Co.	1,989	46,503
RTI International Metals, Inc.*	1,413	44,778
A. Schulman, Inc.	1,370	43,237
Koppers Holdings, Inc.	960	42,221
Boise, Inc.	4,675	40,486
Globe Specialty Metals, Inc.	2,860	39,811
American Vanguard Corp.	1,294	39,519
Flotek Industries, Inc.*	2,295	37,523
Quaker Chemical Corp.	601	35,471
OM Group, Inc.*	1,510	35,455
AMCOL International Corp.	1,168	35,262
Headwaters, Inc.*	3,235	35,262
Kraton Performance Polymers, Inc.*	1,495	34,983
Deltic Timber Corp.	508	34,910
Tredegar Corp.	1,122	33,032
Haynes International, Inc.	567	31,355
Schnitzer Steel Industries, Inc. — Class A	1,170	31,192
LSB Industries, Inc.*	873	30,363
McEwen Mining, Inc.*,1	10,081	28,833
Ferro Corp.*	4,021	27,142
Materion Corp.	946	26,961
Berry Plastics Group, Inc.*	1,250	23,812
Neenah Paper, Inc.	737	22,670

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value
Horsehead Holding Corp.*	2,039	$22,184
Wausau Paper Corp.	2,053	22,131
Myers Industries, Inc.	1,561	21,792
AK Steel Holding Corp.[1]	6,320	20,919
Golden Star Resources Ltd.*	12,029	19,246
Century Aluminum Co.*	2,396	18,545
Gold Resource Corp.	1,382	18,007
Hawkins, Inc.	429	17,139
Landec Corp.*	1,181	17,089
OMNOVA Solutions, Inc.*	2,148	16,475
Zep, Inc.	1,029	15,445
Zoltek Companies, Inc.*	1,277	15,260
AM Castle & Co.*	774	13,545
Paramount Gold and Silver Corp.*	6,070	13,536
AEP Industries, Inc.*	183	13,141
US Silica Holdings, Inc.	546	12,875
Universal Stainless & Alloy*	309	11,232
ADA-ES, Inc.*	420	11,159
Metals USA Holdings Corp.	532	10,986
FutureFuel Corp.	898	10,911
Olympic Steel, Inc.	421	10,062
Arabian American Development Co.*	929	7,831
Midway Gold Corp.*	5,941	7,248
KMG Chemicals, Inc.	359	6,979
Noranda Aluminum Holding Corp.	1,546	6,942
General Moly, Inc.*	3,119	6,893
Vista Gold Corp.*	2,809	6,067
Chase Corp.	291	5,622
UFP Technologies, Inc.*	258	5,080
US Antimony Corp.*	2,499	4,323
United States Lime & Minerals, Inc.*	76	4,042
Handy & Harman Ltd.*	253	3,894
Golden Minerals Co.*	1,538	3,660
GSE Holding, Inc.*	367	3,031
Revett Minerals, Inc.*	1,187	2,706
Total Materials		3,280,673
Consumer Staples - 2.0%
United Natural Foods, Inc.*	2,269	111,635
TreeHouse Foods, Inc.*	1,666	108,539
Hain Celestial Group, Inc.*	1,714	104,690
Casey’s General Stores, Inc.	1,767	103,016
Darling International, Inc.*	5,464	98,132
Harris Teeter Supermarkets, Inc.	2,041	87,171
B&G Foods, Inc. — Class A	2,438	74,335
Lancaster Colony Corp.	861	66,297
PriceSmart, Inc.	832	64,755
Universal Corp.	1,083	60,691
Spectrum Brands Holdings, Inc.	1,064	60,212
Prestige Brands Holdings, Inc.*	2,338	60,063
Rite Aid Corp.*	30,676	58,284
Sanderson Farms, Inc.	1,067	58,280
Boston Beer Company, Inc. — Class A*	359	57,310
J&J Snack Foods Corp.	688	52,900
Post Holdings, Inc.*	1,220	52,375
Snyders-Lance, Inc.	2,053	51,859
SUPERVALU, Inc.[1]	9,869	49,740
Fresh Del Monte Produce, Inc.	1,767	47,674
Elizabeth Arden, Inc.*	1,168	47,012
Andersons, Inc.	856	45,813
Vector Group Ltd.	2,579	41,573
WD-40 Co.	742	40,639
Tootsie Roll Industries, Inc.[1]	1,135	33,950
Cal-Maine Foods, Inc.	664	28,260
Seaboard Corp.	10	28,000
Susser Holdings Corp.*	518	26,475
Pilgrim’s Pride Corp.*	2,807	25,796
Boulder Brands, Inc.*	2,739	24,596
Weis Markets, Inc.	513	20,879
Inter Parfums, Inc.	763	18,640
Dole Food Company, Inc.*	1,666	18,159
Spartan Stores, Inc.	1,003	17,603
Diamond Foods, Inc.*	1,031	17,383
Chiquita Brands International, Inc.*	2,138	16,591
Calavo Growers, Inc.	550	15,829
Alliance One International, Inc.*	4,065	15,813
Harbinger Group, Inc.*	1,911	15,785
Central Garden and Pet Co. — Class A*	1,798	14,780
Medifast, Inc.*	644	14,760
Pantry, Inc.*	1,090	13,592
Village Super Market, Inc. — Class A	391	13,173
Seneca Foods Corp. — Class A*	389	12,845
USANA Health Sciences, Inc.*	260	12,566
Ingles Markets, Inc. — Class A	584	12,544
Coca-Cola Bottling Company Consolidated	200	12,064
Revlon, Inc. — Class A*	524	11,717
Star Scientific, Inc.*,1	6,775	11,247
Nash Finch Co.	566	11,082
Omega Protein Corp.*	907	9,750
Chefs’ Warehouse, Inc.*	506	9,346
Annie’s, Inc.*	230	8,800
Nature’s Sunshine Products, Inc.	522	7,955
Alico, Inc.	162	7,493
Natural Grocers by Vitamin Cottage, Inc.*	331	7,464
Limoneira Co.	386	7,458
National Beverage Corp.	521	7,320
John B Sanfilippo & Son, Inc.	364	7,273
Nutraceutical International Corp.	396	6,871
Female Health Co.	882	6,386
Oil-Dri Corporation of America	230	6,263
Orchids Paper Products Co.	262	6,112
Roundy’s, Inc.	924	6,071
Inventure Foods, Inc.*	609	4,738
Arden Group, Inc. — Class A	45	4,549
Farmer Bros Co.*	307	4,513
Griffin Land & Nurseries, Inc.	130	3,907
Synutra International, Inc.*	800	3,760
Craft Brew Alliance, Inc.*	483	3,594
Lifeway Foods, Inc.	212	2,947
Central European Distribution Corp.*,1	3,064	1,026
Total Consumer Staples		2,200,720

128 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
russell 2000® FUND

	Shares	Value
Utilities - 1.9%
Cleco Corp.	2,830	$133,094
IDACORP, Inc.	2,332	112,565
Piedmont Natural Gas Company, Inc.	3,329	109,458
Portland General Electric Co.	3,509	106,428
WGL Holdings, Inc.	2,392	105,487
Southwest Gas Corp.	2,143	101,707
UIL Holdings Corp.	2,350	93,037
UNS Energy Corp.	1,875	91,763
Black Hills Corp.	2,047	90,149
New Jersey Resources Corp.	1,934	86,740
ALLETE, Inc.	1,769	86,716
PNM Resources, Inc.	3,707	86,336
South Jersey Industries, Inc.	1,411	78,437
Avista Corp.	2,724	74,638
NorthWestern Corp.	1,687	67,244
El Paso Electric Co.	1,862	62,656
MGE Energy, Inc.	1,072	59,432
Northwest Natural Gas Co.	1,242	54,424
Otter Tail Corp.	1,678	52,253
American States Water Co.	878	50,547
CH Energy Group, Inc.	697	45,577
Laclede Group, Inc.	1,041	44,451
Empire District Electric Co.	1,957	43,837
California Water Service Group	1,948	38,765
Atlantic Power Corp.[1]	5,482	27,026
Chesapeake Utilities Corp.	436	21,386
Unitil Corp.	629	17,694
SJW Corp.	650	17,225
Ormat Technologies, Inc.	818	16,892
Connecticut Water Service, Inc.	495	14,469
Middlesex Water Co.	725	14,152
York Water Co.	600	11,280
Artesian Resources Corp. — Class A	349	7,842
Delta Natural Gas Company, Inc.	314	6,864
Consolidated Water Company Ltd.	676	6,692
Genie Energy Ltd. — Class B	696	6,445
Cadiz, Inc.*	605	4,090
American DG Energy, Inc.*	1,192	2,503
Total Utilities		2,050,301
Telecommunication Services - 0.4%
Cogent Communications Group, Inc.	2,180	57,551
Consolidated Communications
Holdings, Inc.	1,856	32,572
Cincinnati Bell, Inc.*	9,164	29,875
Premiere Global Services, Inc.*	2,331	25,618
8x8, Inc.*	3,287	22,516
Vonage Holdings Corp.*	7,399	21,383
Atlantic Tele-Network, Inc.	418	20,277
Shenandoah Telecommunications Co.	1,108	16,875
General Communication, Inc. — Class A*	1,716	15,736
Leap Wireless International, Inc.*	2,506	14,760
inContact, Inc.*	1,735	14,036
Iridium Communications, Inc.*	2,313	13,924
USA Mobility, Inc.	1,032	13,695
Hawaiian Telcom Holdco, Inc.*	480	11,074
Lumos Networks Corp.	708	9,544
Cbeyond, Inc.*	1,265	9,399
magicJack VocalTec Ltd.*	650	9,100
NTELOS Holdings Corp.	686	8,788
ORBCOMM, Inc.*	1,657	8,633
IDT Corp. — Class B	705	8,502
Fairpoint Communications, Inc.*	963	7,194
HickoryTech Corp.	622	6,313
Primus Telecommunications Group, Inc.	560	6,188
Towerstream Corp.*	2,211	4,931
Neutral Tandem, Inc.	1,306	4,271
Boingo Wireless, Inc.*	737	4,068
Total Telecommunication Services		396,823
Total Common Stocks
(Cost $52,835,648)		61,873,135
WARRANTS†† - 0.0%
Magnum Hunter Resources Corp.
$10.50, 08/16/13*	17	—
Total Warrants
(Cost $—)		—
RIGHTS†† - 0.0%
BlueLinx Holdings, Inc.
Expires 04/01/13*	1,026	405
Total Rights
(Cost $312)		405
CLOSED-END FUNDS† - 0.0%
Firsthand Technology Value Fund, Inc.*	356	6,867
Total Closed-End Funds
(Cost $6,054)		6,867

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 41.5%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$22,154,441	22,154,441
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	18,175,661	18,175,661
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[3]	2,435,253	2,435,253
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	1,842,404	1,842,404
Total Repurchase Agreements
(Cost $44,607,759)		44,607,759

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
russell 2000® FUND

	Face
	Amount	Value
SECURITIES LENDING COLLATERAL††,4 - 1.0%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	$573,935	$573,935
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	451,491	451,491
Total Securities Lending Collateral
(Cost $1,025,426)		1,025,426
Total Investments - 100.1%
(Cost $98,475,199)		$107,513,592
Other Assets & Liabilities, net - (0.1)%		(137,771)
Total Net Assets - 100.0%		$107,375,821

		Unrealized
	Contracts	Gain
EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $4,734,000)	50	$19,224

	Units
EQUITY INDEX SWAP AGREEMENTS††
Barclays Bank plc
April 2013 Russell 2000 Index Swap,
Terminating 04/30/13[5]
(Notional Value $22,431,403)	23,574	$32,333
Goldman Sachs International
April 2013 Russell 2000 Index Swap,
Terminating 04/29/13[5]
(Notional Value $14,764,236)	15,516	30,573
Credit Suisse Capital, LLC
April 2013 Russell 2000 Index Swap,
Terminating 04/30/13[5]
(Notional Value $4,014,647)	4,219	3,122
(Total Notional Value $41,210,286)		$66,028

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[4]	Securities lending collateral — See Note 11.
[5]	Total Return based on Russell 2000 Index +/- financing at a variable rate.

plc — Public Limited Company

REIT — Real Estate Investment Trust

130 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

russell 2000® fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

ASSETS:
Investments, at value - including $994,101 of
securities loaned
(cost $52,842,014)	$61,880,407
Repurchase agreements, at value
(cost $45,633,185)	45,633,185
Total investments
(cost $98,475,199)	107,513,592
Foreign currency, at value
(cost $480)	480
Segregated cash with broker	1,890,000
Unrealized appreciation on swap agreements	66,028
Receivable for swap settlement	485,691
Receivables:
Fund shares sold	420,930
Dividends	71,610
Securities sold	27,543
Interest	3,552
Variation margin	184
Total assets	110,479,610
liabilities:
Overdraft due to custodian bank	748,578
Payable for:
Fund shares redeemed	1,162,968
Upon return of securities loaned	1,025,426
Management fees	61,057
Distribution and service fees	21,852
Transfer agent and administrative fees	20,352
Portfolio accounting fees	8,141
Miscellaneous	55,415
Total liabilities	3,103,789
Net assets	$107,375,821
Net assets consist of:
Paid in capital	$103,136,218
Accumulated net investment loss	(204,821)
Accumulated net realized loss on investments	(4,679,221)
Net unrealized appreciation on investments	9,123,645
Net assets	$107,375,821
A-Class:
Net assets	$3,723,225
Capital shares outstanding	115,401
Net asset value per share	$32.26
Maximum offering price per share
(Net asset value divided by 95.25%)	$33.87
B-Class:
Net assets	$2,599,290
Capital shares outstanding	85,117
Net asset value per share	$30.54
H-Class:
Net assets	$101,053,306
Capital shares outstanding	3,133,674
Net asset value per share	$32.25

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $800)	$661,041
Interest	28,754
Income from securities lending, net	16,261
Total investment income	706,056
Expenses:
Management fees	478,839
Transfer agent and administrative fees	159,614
Distribution and service fees:
A-Class	4,374
C-Class	36,207
H-Class	146,189
Portfolio accounting fees	63,846
Custodian fees	9,946
Trustees’ fees*	5,960
Miscellaneous	98,497
Total expenses	1,003,472
Net investment loss	(297,416)
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,250,810)
Swap agreements	760,706
Futures contracts	(132,187)
Foreign currency	(23)
Net realized loss	(622,314)
Net change in unrealized appreciation
(depreciation) on:
Investments	4,405,213
Swap agreements	109,419
Futures contracts	(15,124)
Foreign currency	(2)
Net change in unrealized appreciation
(depreciation)	4,499,506
Net realized and unrealized gain	3,877,192
Net increase in net assets resulting
from operations	$3,579,776

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 131

russell 2000® fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(297,416)	$(433,519)
Net realized gain (loss) on investments	(622,314)	6,304,933
Net change in unrealized appreciation (depreciation) on investments	4,499,506	2,862,358
Net increase in net assets resulting from operations	3,579,776	8,733,772
Capital share transactions:
Proceeds from sale of shares
A-Class	19,300,015	35,603,617
C-Class	40,043,936	83,457,886
H-Class	360,726,416	364,847,623
Cost of shares redeemed
A-Class	(16,932,532)	(38,744,977)
C-Class	(43,861,024)	(84,349,313)
H-Class	(325,882,691)	(339,357,813)
Net increase from capital share transactions	33,394,120	21,457,023
Net increase in net assets	36,973,896	30,190,795
Net assets:
Beginning of year	70,401,925	40,211,130
End of year	$107,375,821	$70,401,925
Accumulated net investment loss at end of year	$(204,821)	$(153,610)
Capital share activity:
Shares sold
A-Class	678,363	1,467,841
C-Class	1,497,023	3,373,536
H-Class	12,748,953	14,071,385
Shares redeemed
A-Class	(586,707)	(1,470,535)
C-Class	(1,645,575)	(3,397,242)
H-Class	(11,868,039)	(12,954,131)
Net increase in shares	824,018	1,090,854

132 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

russell 2000® fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.20	$28.54	$22.96	$14.31	$23.57
Income (loss) from investment operations:
Net investment loss[a]	(.13)	(.23)	(.24)	(.15)	(.02)
Net gain (loss) on investments (realized and unrealized)	4.19	(.11)	5.82	8.80	(9.24)
Total from investment operations	4.06	(.34)	5.58	8.65	(9.26)
Net asset value, end of period	$32.26	$28.20	$28.54	$22.96	$14.31

Total Return[b]	14.40%	(1.19%)	24.30%	60.45%	(39.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,723	$670	$755	$1,313	$2,309
Ratios to average net assets:
Net investment loss	(0.44%)	(0.89%)	(1.01%)	(0.81%)	(0.13%)
Total expenses	1.55%	1.58%	1.56%	1.57%	1.56%
Portfolio turnover rate	160%	121%	284%	370%	485%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$26.90	$27.46	$22.29	$14.00	$23.28
Income (loss) from investment operations:
Net investment loss[a]	(.31)	(.46)	(.47)	(.34)	(.15)
Net gain (loss) on investments (realized and unrealized)	3.95	(.10)	5.64	8.63	(9.13)
Total from investment operations	3.64	(.56)	5.17	8.29	(9.28)
Net asset value, end of period	$30.54	$26.90	$27.46	$22.29	$14.00

Total Return[b]	13.53%	(2.04%)	23.25%	59.21%	(39.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,599	$6,285	$7,068	$2,860	$2,123
Ratios to average net assets:
Net investment loss	(1.19%)	(1.83%)	(1.87%)	(1.56%)	(0.82%)
Total expenses	2.31%	2.34%	2.31%	2.30%	2.29%
Portfolio turnover rate	160%	121%	284%	370%	485%

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 133

russell 2000® fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.16	$28.52	$22.93	$14.31	$23.57
Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.22)	(.27)	(.16)	(.02)
Net gain (loss) on investments (realized and unrealized)	4.21	(.14)	5.86	8.78	(9.24)
Total from investment operations	4.09	(.36)	5.59	8.62	(9.26)
Net asset value, end of period	$32.25	$28.16	$28.52	$22.93	$14.31

Total Return[b]	14.52%	(1.26%)	24.32%	60.24%	(39.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,053	$63,447	$32,389	$32,790	$19,847
Ratios to average net assets:
Net investment loss	(0.42%)	(0.83%)	(1.09%)	(0.83%)	(0.09%)
Total expenses	1.52%	1.58%	1.57%	1.56%	1.55%
Portfolio turnover rate	160%	121%	284%	370%	485%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

134 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 135

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE:  Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index. Inverse Russell 2000® Strategy Fund H-Class returned -17.46% while the Russell 2000 Index returned 16.30% over the same time period.

Among sectors, the biggest performance contributors to the underlying index during the period were Financials and Industrials. Telecommunication Services contributed least to performance of the underlying index for the period. Energy was the only sector that detracted from performance of the underlying index for the period.

Pharmacyclics, Inc., Ocwen Financial Corp. and Onyx Pharmaceuticals, Inc. were the largest contributors to performance of the underlying index for the year. MAKO Surgical Corp., Vivus, Inc. and Quality Systems, Inc. were the leading detractors from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

136 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(03/31/04)
A-Class Shares	-17.53%	-17.96%	-11.58%
A-Class Shares with sales charge†	-21.44%	-18.76%	-12.06%
Russell 2000 Index	16.30%	8.24%	6.85%

			(02/20/04)
C-Class Shares	-18.16%	-18.57%	-12.33%
C-Class Shares with CDSC‡	-18.98%	-18.57%	-12.33%
H-Class Shares	-17.46%	-17.95%	-11.67%
Russell 2000 Index	16.30%	8.24%	6.99%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 137

SCHEDULE OF INVESTMENTS	March 28, 2013
INVERSE RUSSELL 2000® STRATEGY FUND

	Face
	Amount	Value
REPURCHASE AGREEMENTS††,1 - 100.2%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$6,200,507	$6,200,507
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	5,086,941	5,086,941
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	2,087,222	2,087,222
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	515,646	515,646
Total Repurchase Agreements
(Cost $13,890,316)		13,890,316
Total Investments - 100.2%
(Cost $13,890,316)		$13,890,316
Other Assets & Liabilities, net - (0.2)%		(24,443)
Total Net Assets - 100.0%		$13,865,873

		Unrealized
	Contracts	Loss
EQUITY FUTURES CONTRACTS SOLD SHORT†
June 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $94,680)	1	$(72)

	Units
EQUITY INDEX SWAP AGREEMENTS SOLD SHORT††
Barclays Bank plc
April 2013 Russell 2000 Index Swap,
Terminating 04/30/13[3]
(Notional Value $233,202)	245	$(325)
Credit Suisse Capital, LLC
April 2013 Russell 2000 Index Swap,
Terminating 04/30/13[3]
(Notional Value $7,310,205)	7,682	(10,158)
Goldman Sachs International
April 2013 Russell 2000 Index Swap,
Terminating 04/29/13[3]
(Notional Value $6,083,886)	6,394	(12,361)
(Total Notional Value $13,627,293)		$(22,844)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[3]	Total Return based on Russell 2000 Index +/- financing at a variable rate. plc — Public Limited Company

138 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE russell 2000® strategy FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $13,890,316)	$13,890,316
Segregated cash with broker	4,000
Receivables:
Fund shares sold	52,274
Interest	160
Variation margin	50
Total assets	13,946,800
Liabilities:
Unrealized depreciation on swap agreements	22,844
Payable for:
Fund shares redeemed	30,511
Management fees	9,924
Distribution and service fees	3,047
Transfer agent and administrative fees	2,757
Portfolio accounting fees	1,103
Swap settlement	273
Miscellaneous	10,468
Total liabilities	80,927
Net assets	$13,865,873
Net Assets consist of:
Paid in capital	$71,606,237
Accumulated net investment loss	(49,409)
Accumulated net realized loss on investments	(57,668,039)
Net unrealized depreciation on investments	(22,916)
Net assets	$13,865,873
A-Class:
Net assets	$635,071
Capital shares outstanding	44,093
Net asset value per share	$14.40
Maximum offering price per share
(Net asset value divided by 95.25%)	$15.12
C-Class:
Net assets	$409,163
Capital shares outstanding	30,461
Net asset value per share	$13.43
H-Class:
Net assets	$12,821,639
Capital shares outstanding	889,098
Net asset value per share	$14.42

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$26,198
Total investment income	26,198

Expenses:
Management fees	191,028
Transfer agent and administrative fees	53,063
Distribution and service fees:
A-Class	2,304
C-Class	7,231
H-Class	48,951
Portfolio accounting fees	21,225
Licensing fees	21,024
Custodian fees	3,426
Trustees’ fees*	2,355
Miscellaneous	25,213
Total expenses	375,820
Net investment loss	(349,622)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(3,064,021)
Futures contracts	(1,039,036)
Net realized loss	(4,103,057)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(67,952)
Futures contracts	111,290
Net change in unrealized appreciation (depreciation)	43,338
Net realized and unrealized loss	(4,059,719)
Net decrease in net assets resulting from operations	$(4,409,341)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 139

INVERSE russell 2000® strategy FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(349,622)	$(344,345)
Net realized loss on investments	(4,103,057)	(2,486,068)
Net change in unrealized appreciation (depreciation) on investments	43,338	198,814
Net decrease in net assets resulting from operations	(4,409,341)	(2,631,599)

Capital Share Transactions:
Proceeds from sale of shares
A-Class	4,824,492	7,173,118
C-Class	1,964,837	6,283,582
H-Class	105,081,288	201,994,386
Cost of shares redeemed
A-Class	(4,493,515)	(7,494,667)
C-Class	(2,258,787)	(6,502,435)
H-Class	(105,574,736)	(191,935,153)
Net increase (decrease) from capital share transactions	(456,421)	9,518,831
Net increase (decrease) in net assets	(4,865,762)	6,887,232

Net Assets:
Beginning of year	18,731,635	11,844,403
End of year	$13,865,873	$18,731,635
Accumulated net investment loss at end of year	$(49,409)	$(70,742)

Capital share activity:
Shares sold
A-Class	278,656	336,649
C-Class	117,391	310,758
H-Class	5,897,300	9,760,842
Shares redeemed
A-Class	(269,632)	(357,933)
C-Class	(137,918)	(321,668)
H-Class	(5,997,259)	(9,255,491)
Net increase (decrease) in shares	(111,462)	473,157

140 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

INVERSE russell 2000® strategy FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.46	$19.77	$27.00	$48.02	$39.05
Income (loss) from investment operations:
Net investment loss[a]	(.27)	(.34)	(.38)	(.54)	(.21)
Net gain (loss) on investments
(realized and unrealized)	(2.79)	(1.97)	(6.85)	(20.48)	9.57
Total from investment operations	(3.06)	(2.31)	(7.23)	(21.02)	9.36
Less distributions from:
Net investment income	—	—	—	—	(.39)
Total distributions	—	—	—	—	(.39)
Net asset value, end of period	$14.40	$17.46	$19.77	$27.00	$48.02

Total Return[b]	(17.53%)	(11.68%)	(26.78%)	(43.77%)	23.91%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$635	$612	$1,114	$1,765	$2,299
Ratios to average net assets:
Net investment loss	(1.60%)	(1.66%)	(1.53%)	(1.58%)	(0.50%)
Total expenses[c]	1.72%	1.75%	1.71%	1.71%	1.96%
Portfolio turnover rate	—	—	—	—	214%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$16.41	$18.71	$25.75	$46.15	$37.80
Income (loss) from investment operations:
Net investment loss[a]	(.38)	(.47)	(.55)	(.76)	(.40)
Net gain (loss) on investments
(realized and unrealized)	(2.60)	(1.83)	(6.49)	(19.64)	9.14
Total from investment operations	(2.98)	(2.30)	(7.04)	(20.40)	8.74
Less distributions from:
Net investment income	—	—	—	—	(.39)
Total distributions	—	—	—	—	(.39)
Net asset value, end of period	$13.43	$16.41	$18.71	$25.75	$46.15

Total Return[b]	(18.16%)	(12.29%)	(27.34%)	(44.20%)	23.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$409	$837	$1,158	$2,003	$2,199
Ratios to average net assets:
Net investment loss	(2.35%)	(2.43%)	(2.28%)	(2.34%)	(1.03%)
Total expenses[c]	2.47%	2.51%	2.46%	2.46%	2.76%
Portfolio turnover rate	—	—	—	—	214%

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 141

INVERSE russell 2000® strategy FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.47	$19.79	$27.01	$48.05	$39.07
Income (loss) from investment operations:
Net investment loss[a]	(.28)	(.35)	(.38)	(.53)	(.19)
Net gain (loss) on investments
(realized and unrealized)	(2.77)	(1.97)	(6.84)	(20.51)	9.56
Total from investment operations	(3.05)	(2.32)	(7.22)	(21.04)	9.37
Less distributions from:
Net investment income	—	—	—	—	(.39)
Total distributions	—	—	—	—	(.39)
Net asset value, end of period	$14.42	$17.47	$19.79	$27.01	$48.05

Total Return[b]	(17.46%)	(11.72%)	(26.73%)	(43.79%)	23.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,822	$17,283	$9,572	$25,924	$30,131
Ratios to average net assets:
Net investment loss	(1.62%)	(1.70%)	(1.53%)	(1.58%)	(0.45%)
Total expenses[c]	1.74%	1.77%	1.71%	1.71%	1.97%
Portfolio turnover rate	—	—	—	—	214%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

[c]	Total expenses may include interest and dividend expense related to short sales. Excluding interest and dividend expense, the operating expense ratios for the years ended would be:

	03/28/13	03/31/12	03/31/11	03/31/10	03/31/09
A-Class	1.72%	1.75%	1.71%	1.71%	1.71%
C-Class	2.47%	2.51%	2.46%	2.46%	2.45%
H-Class	1.74%	1.77%	1.71%	1.71%	1.70%

142 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 143

performance report and FUND PROFILE (Unaudited)	March 28, 2013

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the one-year period ended March 28, 2013, S&P 500® Pure Growth Fund H-Class returned 12.51%, compared with a gain of 14.20% for the S&P 500 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The large-cap growth stocks comprising the index underperformed their large-cap value stock counterparts.

Health Care was the sector contributing most to performance, followed by Financials. No sector detracted from performance, but the sectors contributing least were Information Technology and Consumer Staples.

Stocks contributing the most to return of the underlying index were Gilead Sciences, Inc., Tesoro Corp. and Netflix, Inc. Chipotle Mexican Grill, Inc., F5 Networks, Inc. and Apple, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
SLM Corp.	2.6%
Tesoro Corp.	2.4%
Southwest Airlines Co.	2.1%
Seagate Technology plc	2.0%
Netflix, Inc.	1.9%
Denbury Resources, Inc.	1.7%
Life Technologies Corp.	1.7%
Discover Financial Services	1.6%
Bank of America Corp.	1.6%
Comcast Corp. — Class A	1.6%
Top Ten Total	19.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

144 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	12.51%	9.29%	6.35%
A-Class Shares with sales charge†	7.17%	8.23%	5.75%
S&P 500 Pure Growth Index	14.20%	11.07%	9.50%

			(02/20/04)
C-Class Shares	11.70%	8.46%	4.44%
C-Class Shares with CDSC‡	10.70%	8.46%	4.44%
H-Class Shares	12.51%	9.28%	5.21%
S&P 500 Pure Growth Index	14.20%	11.07%	8.47%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 145

SCHEDULE OF INVESTMENTS	March 28, 2013
S&P 500® PURE growth FUND

	Shares	Value

COMMON STOCKS† - 99.6%

Consumer Discretionary - 29.5%
Netflix, Inc.*	7,465	$1,413,946
Comcast Corp. — Class A	29,100	1,222,491
Newell Rubbermaid, Inc.	46,500	1,213,650
Scripps Networks Interactive, Inc. — Class A	17,094	1,099,828
TripAdvisor, Inc.*	20,700	1,087,164
PVH Corp.	9,800	1,046,738
DR Horton, Inc.	39,900	969,570
Delphi Automotive plc	21,400	950,160
Priceline.com, Inc.*	1,341	922,514
The Gap, Inc.	25,500	902,699
Time Warner, Inc.	12,600	726,012
Amazon.com, Inc.*	2,616	697,138
Discovery Communications, Inc. — Class A*	8,623	678,975
BorgWarner, Inc.*	8,500	657,390
Urban Outfitters, Inc.*	16,500	639,210
Wyndham Worldwide Corp.	9,600	619,008
DIRECTV*	10,497	594,235
Home Depot, Inc.	8,200	572,196
CBS Corp. — Class B	12,000	560,280
TJX Companies, Inc.	11,818	552,492
Lennar Corp. — Class A	13,300	551,684
Time Warner Cable, Inc.	5,700	547,542
Lowe’s Companies, Inc.	14,300	542,256
News Corp. — Class A	16,600	506,632
AutoZone, Inc.*	1,218	483,266
PetSmart, Inc.	7,200	447,120
Ross Stores, Inc.	7,243	439,071
Wynn Resorts Ltd.	3,501	438,185
Fossil, Inc.*	4,190	404,754
Leggett & Platt, Inc.	10,900	368,202
L Brands, Inc.	7,500	334,950
PulteGroup, Inc.*	15,400	311,696
Total Consumer Discretionary		22,501,054
Information Technology - 16.5%
Seagate Technology plc	40,900	1,495,304
eBay, Inc.*	16,900	916,317
Visa, Inc. — Class A	5,259	893,189
Apple, Inc.	1,989	880,391
Teradyne, Inc.*	47,900	776,938
Yahoo!, Inc.*	32,800	771,784
Salesforce.com, Inc.*	4,315	771,651
Applied Materials, Inc.	50,100	675,348
Google, Inc. — Class A*	819	650,311
Amphenol Corp. — Class A	7,938	592,572
Intel Corp.	26,300	574,655
Adobe Systems, Inc.*	12,800	556,928
Broadcom Corp. — Class A	15,913	551,704
QUALCOMM, Inc.	8,039	538,211
KLA-Tencor Corp.	9,909	522,601
LSI Corp.*	67,600	458,328
Cognizant Technology Solutions Corp. — Class A*	5,165	395,691
Akamai Technologies, Inc.*	8,739	308,399
Mastercard, Inc. — Class A	415	224,569
Total Information Technology		12,554,891
Health Care - 16.0%
Life Technologies Corp.*	19,463	1,257,894
Gilead Sciences, Inc.*	24,918	1,219,238
Mylan, Inc.*	37,850	1,095,379
Celgene Corp.*	9,441	1,094,306
Agilent Technologies, Inc.	24,200	1,015,674
Eli Lilly & Co.	17,800	1,010,862
Alexion Pharmaceuticals, Inc.*	9,380	864,273
Amgen, Inc.	6,840	701,168
Actavis, Inc.*	7,380	679,772
Intuitive Surgical, Inc.*	1,171	575,183
AbbVie, Inc.	14,000	570,920
PerkinElmer, Inc.	15,500	521,420
DaVita HealthCare Partners, Inc.*	4,290	508,751
Biogen Idec, Inc.*	2,529	487,869
Cerner Corp.*	3,782	358,345
Edwards Lifesciences Corp.*	3,130	257,161
Total Health Care		12,218,215
Financials - 14.7%
SLM Corp.	96,200	1,970,176
Discover Financial Services	27,700	1,242,068
Bank of America Corp.	101,000	1,230,180
Huntington Bancshares, Inc.	154,600	1,142,494
Zions Bancorporation	38,100	952,119
Franklin Resources, Inc.	5,250	791,753
Ameriprise Financial, Inc.	10,300	758,595
U.S. Bancorp	19,600	665,028
Moody’s Corp.	11,600	618,512
American Tower Corp. — Class A	6,561	504,672
Health Care REIT, Inc.	6,700	454,997
American Express Co.	6,700	451,982
T. Rowe Price Group, Inc.	5,720	428,256
Total Financials		11,210,832
Industrials - 8.6%
Southwest Airlines Co.	117,600	1,585,248
PACCAR, Inc.	17,000	859,520
Boeing Co.	10,000	858,500
Quanta Services, Inc.*	21,100	603,038
Cummins, Inc.	4,000	463,240
Snap-on, Inc.	5,300	438,310
Cintas Corp.	9,100	401,583
Illinois Tool Works, Inc.	5,800	353,452
Stericycle, Inc.*	3,259	346,041
Masco Corp.	16,300	330,075
Equifax, Inc.	5,300	305,227
Total Industrials		6,544,234

146 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
S&P 500® PURE growth FUND

	Shares	Value

Energy - 6.0%
Tesoro Corp.	31,700	$1,856,035
Denbury Resources, Inc.*	70,900	1,322,284
EOG Resources, Inc.	4,570	585,280
Noble Energy, Inc.	3,900	451,074
Pioneer Natural Resources Co.	2,938	365,047
Total Energy		4,579,720
Materials - 5.6%
Eastman Chemical Co.	12,200	852,414
Sherwin-Williams Co.	4,830	815,739
CF Industries Holdings, Inc.	3,290	626,317
Mosaic Co.	7,200	429,192
PPG Industries, Inc.	3,200	428,608
Ball Corp.	8,700	413,946
Ecolab, Inc.	5,120	410,522
FMC Corp.	4,738	270,208
Total Materials		4,246,946
Consumer Staples - 1.8%
Constellation Brands, Inc. — Class A*	11,900	566,916
Monster Beverage Corp.*	9,550	455,917
Dr Pepper Snapple Group, Inc.	7,700	361,515
Total Consumer Staples		1,384,348
Telecommunication Services - 0.9%
Crown Castle International Corp.*	9,830	684,561
Total Common Stocks
(Cost $58,955,335)		75,924,801

	Face
	Amount

REPURCHASE AGREEMENTS††,1 - 0.5%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$186,911	186,911
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	153,344	153,344
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	15,544	15,544
Total Repurchase Agreements
(Cost $355,799)		355,799
Total Investments - 100.1%
(Cost $59,311,134)		$76,280,600
Other Assets & Liabilities, net - (0.1)%		(103,867)
Total Net Assets - 100.0%		$76,176,733

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	Repurchase Agreements — See Note 5.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 147

S&P 500® PURE growth FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $58,955,335)	$75,924,801
Repurchase agreements, at value
(cost $355,799)	355,799
Total investments
(cost $59,311,134)	76,280,600
Cash	5,608
Receivables:
Fund shares sold	167,406
Dividends	41,750
Interest	4
Total assets	76,495,368
Liabilities:
Payable for:
Fund shares redeemed	146,839
Management fees	58,603
Distribution and service fees	24,979
Transfer agent and administrative fees	19,534
Portfolio accounting fees	7,814
Miscellaneous	60,866
Total liabilities	318,635
Net assets	$76,176,733
Net assets consist of:
Paid in capital	$62,852,700
Accumulated net investment loss	(155,123)
Accumulated net realized loss on investments	(3,490,310)
Net unrealized appreciation on investments	16,969,466
Net assets	$76,176,733
A-Class:
Net assets	$15,001,430
Capital shares outstanding	386,052
Net asset value per share	$38.86
Maximum offering price per share
(Net asset value divided by 95.25%)	$40.80
C-Class:
Net assets	$8,692,230
Capital shares outstanding	239,662
Net asset value per share	$36.27
H-Class:
Net assets	$52,483,073
Capital shares outstanding	1,351,095
Net asset value per share	$38.84

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends	$866,746
Income from securities lending, net	14,914
Interest	576
Total investment income	882,236

Expenses:
Management fees	613,464
Transfer agent and administrative fees	204,488
Distribution and service fees:
A-Class	20,513
C-Class	93,148
H-Class	160,688
Portfolio accounting fees	81,794
Custodian fees	12,851
Trustees’ fees*	7,001
Miscellaneous	109,701
Total expenses	1,303,648
Net investment loss	(421,412)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,628,478
Net realized gain	6,628,478
Net change in unrealized appreciation (depreciation) on:
Investments	4,519,502
Net change in unrealized appreciation (depreciation)	4,519,502
Net realized and unrealized gain	11,147,980
Net increase in net assets resulting from operations	$10,726,568

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

148 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500® PURE growth FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(421,412)	$(379,329)
Net realized gain (loss) on investments	6,628,478	(3,533,260)
Net change in unrealized appreciation (depreciation) on investments	4,519,502	151,421
Net increase (decrease) in net assets resulting from operations	10,726,568	(3,761,168)

Distributions to shareholders from:
Net realized gains
A-Class	—	(25,990)
C-Class	—	(71,516)
H-Class	—	(538,834)
Total distributions to shareholders	—	(636,340)

Capital share transactions:
Proceeds from sale of shares
A-Class	30,199,935	29,481,857
C-Class	5,764,339	8,753,921
H-Class	334,423,793	317,543,098
Distributions reinvested
A-Class	—	24,625
C-Class	—	69,727
H-Class	—	519,152
Cost of shares redeemed
A-Class	(19,263,351)	(28,735,214)
C-Class	(9,351,215)	(6,108,124)
H-Class	(327,419,156)	(315,975,426)
Net increase from capital share transactions	14,354,345	5,573,616
Net increase in net assets	25,080,913	1,176,108

Net Assets:
Beginning of year	51,095,820	49,919,712
End of year	$76,176,733	$51,095,820
Accumulated net investment loss at end of year	$(155,123)	$(82,706)

Capital share activity:
Shares sold
A-Class	876,613	902,644
C-Class	180,850	293,533
H-Class	9,972,171	9,949,737
Shares issued from reinvestment of distributions
A-Class	—	794
C-Class	—	2,385
H-Class	—	16,752
Shares redeemed
A-Class	(572,944)	(902,622)
C-Class	(299,082)	(204,848)
H-Class	(9,682,045)	(10,077,462)
Net increase (decrease) in shares	475,563	(19,087)

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 149

S&P 500® PURE growth FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.54	$33.15	$26.51	$15.82	$25.11
Income (loss) from investment operations:
Net investment loss[a]	(.13)	(.20)	(.18)	(.18)	(.11)
Net gain (loss) on investments (realized and unrealized)	4.45	1.82	6.82	10.87	(9.18)
Total from investment operations	4.32	1.62	6.64	10.69	(9.29)
Less distributions from:
Net realized gains	—	(.23)	—	—	—
Total distributions	—	(.23)	—	—	—
Net asset value, end of period	$38.86	$34.54	$33.15	$26.51	$15.82

Total Return[b]	12.51%	4.96%	25.05%	67.57%	(37.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,001	$2,846	$2,704	$1,774	$2,346
Ratios to average net assets:
Net investment loss	(0.38%)	(0.62%)	(0.65%)	(0.81%)	(0.46%)
Total expenses	1.51%	1.52%	1.53%	1.52%	1.53%
Portfolio turnover rate	421%	586%	808%	699%	573%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$32.48	$31.42	$25.32	$15.23	$24.35
Income (loss) from investment operations:
Net investment loss[a]	(.38)	(.41)	(.41)	(.30)	(.23)
Net gain (loss) on investments (realized and unrealized)	4.17	1.70	6.51	10.39	(8.89)
Total from investment operations	3.79	1.29	6.10	10.09	(9.12)
Less distributions from:
Net realized gains	—	(.23)	—	—	—
Total distributions	—	(.23)	—	—	—
Net asset value, end of period	$36.27	$32.48	$31.42	$25.32	$15.23

Total Return[b]	11.70%	4.15%	24.09%	66.25%	(37.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,692	$11,623	$8,384	$6,494	$2,111
Ratios to average net assets:
Net investment loss	(1.19%)	(1.35%)	(1.53%)	(1.40%)	(1.13%)
Total expenses	2.25%	2.26%	2.29%	2.28%	2.29%
Portfolio turnover rate	421%	586%	808%	699%	573%

150 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500® PURE growth FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.52	$33.13	$26.50	$15.81	$25.10
Income (loss) from investment operations:
Net investment loss[a]	(.15)	(.19)	(.26)	(.14)	(.09)
Net gain (loss) on investments (realized and unrealized)	4.47	1.81	6.89	10.83	(9.20)
Total from investment operations	4.32	1.62	6.63	10.69	(9.29)
Less distributions from:
Net realized gains	—	(.23)	—	—	—
Total distributions	—	(.23)	—	—	—
Net asset value, end of period	$38.84	$34.52	$33.13	$26.50	$15.81

Total Return[b]	12.51%	4.96%	25.02%	67.62%	(37.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,483	$36,627	$38,831	$15,874	$12,512
Ratios to average net assets:
Net investment loss	(0.43%)	(0.59%)	(0.89%)	(0.60%)	(0.41%)
Total expenses	1.50%	1.51%	1.55%	1.53%	1.53%
Portfolio turnover rate	421%	586%	808%	699%	573%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 151

performance report and FUND PROFILE (Unaudited)	March 28, 2013

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the one-year period ended March 28, 2013, S&P 500® Pure Value Fund H-Class returned 19.64%, compared with a gain of 22.82% for the S&P 500 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

The large-cap value stocks that comprise the index outperformed their large-cap growth stock counterparts.

The Financials sector was the leading contributor to performance, followed by the Energy sector. The Information Technology sector contributed least to performance. The only sector detracting from performance was the Materials sector.

The strongest contributors to performance of the underlying index for the year included Valero Energy Corp., Tenet Healthcare Corp. and Sprint Nextel Corp. The stocks detracting most from performance of the underlying index were Cliffs Natural Resources, Inc., JC Penney Company, Inc. and U.S. Steel Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Genworth Financial, Inc. — Class A	2.8%
Assurant, Inc.	2.2%
WellPoint, Inc.	2.1%
Valero Energy Corp.	1.9%
Xerox Corp.	1.9%
Safeway, Inc.	1.9%
Hess Corp.	1.8%
Archer-Daniels-Midland Co.	1.8%
Tyson Foods, Inc. — Class A	1.7%
Hartford Financial Services Group, Inc.	1.7%
Top Ten Total	19.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

152 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	19.63%	6.65%	5.15%
A-Class Shares with sales charge†	13.95%	5.61%	4.55%
S&P 500 Pure Value Index	22.82%	9.93%	9.28%

			(02/20/04)
C-Class Shares	18.76%	5.92%	3.95%
C-Class Shares with CDSC‡	17.76%	5.92%	3.95%
H-Class Shares	19.64%	6.71%	4.73%
S&P 500 Pure Value Index	22.82%	9.93%	9.37%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 153

SCHEDULE OF INVESTMENTS	March 28, 2013

S&P 500® PURE value FUND

	Shares	Value
COMMON STOCKS† - 99.3%

Financials - 32.7%
Genworth Financial, Inc. — Class A*	229,719	$2,297,189
Assurant, Inc.	40,445	1,820,429
Hartford Financial Services Group, Inc.	54,247	1,399,573
Unum Group	44,557	1,258,734
MetLife, Inc.	31,696	1,205,082
Lincoln National Corp.	36,560	1,192,222
American International Group, Inc.*	26,972	1,047,053
Allstate Corp.	19,903	976,640
Principal Financial Group, Inc.	27,030	919,831
Leucadia National Corp.	32,490	891,201
NASDAQ OMX Group, Inc.	27,552	889,930
Legg Mason, Inc.	25,568	822,011
Citigroup, Inc.	17,728	784,287
SunTrust Banks, Inc.	27,130	781,615
NYSE Euronext	20,169	779,330
XL Group plc — Class A	23,800	721,140
E*TRADE Financial Corp.*	65,362	700,027
Goldman Sachs Group, Inc.	4,700	691,605
JPMorgan Chase & Co.	14,569	691,445
Loews Corp.	14,040	618,743
PNC Financial Services Group, Inc.	9,183	610,670
Travelers Companies, Inc.	7,000	589,330
Morgan Stanley	25,946	570,293
Capital One Financial Corp.	9,657	530,652
ACE Ltd.	5,880	523,144
Fifth Third Bancorp	30,095	490,849
CME Group, Inc. — Class A	7,790	478,228
State Street Corp.	7,900	466,811
People’s United Financial, Inc.	34,400	462,336
Torchmark Corp.	7,452	445,630
BB&T Corp.	11,946	374,985
Chubb Corp.	3,700	323,861
Berkshire Hathaway, Inc. — Class B*	3,000	312,600
Aflac, Inc.	5,900	306,918
Wells Fargo & Co.	7,920	292,961
Total Financials		27,267,355
Energy - 13.4%
Valero Energy Corp.	35,391	1,609,937
Hess Corp.	20,705	1,482,684
Phillips 66	19,293	1,349,931
ConocoPhillips	17,006	1,022,061
Nabors Industries Ltd.	61,548	998,309
Murphy Oil Corp.	14,100	898,593
Newfield Exploration Co.*	26,100	585,162
Baker Hughes, Inc.	10,600	491,946
Peabody Energy Corp.	20,700	437,805
Chevron Corp.	3,200	380,224
Apache Corp.	4,800	370,368
Rowan Companies plc — Class A*	9,900	350,064
Marathon Oil Corp.	10,146	342,123
WPX Energy, Inc.*	19,200	307,584
Devon Energy Corp.	4,800	270,816
Ensco plc — Class A	4,100	246,000
Total Energy		11,143,607
Health Care - 10.9%
WellPoint, Inc.	25,800	1,708,734
Humana, Inc.	17,500	1,209,425
Tenet Healthcare Corp.*	19,662	935,518
Aetna, Inc.	17,400	889,488
Cardinal Health, Inc.	19,650	817,832
McKesson Corp.	7,403	799,228
AmerisourceBergen Corp. — Class A	14,790	760,946
Coventry Health Care, Inc.	16,154	759,723
Cigna Corp.	10,260	639,916
UnitedHealth Group, Inc.	9,000	514,890
Total Health Care		9,035,700
Consumer Staples - 10.0%
Safeway, Inc.	59,508	1,568,036
Archer-Daniels-Midland Co.	43,490	1,466,918
Tyson Foods, Inc. — Class A	58,183	1,444,102
Kroger Co.	23,000	762,220
Walgreen Co.	15,904	758,303
CVS Caremark Corp.	10,373	570,411
Dean Foods Co.*	28,073	508,963
Molson Coors Brewing Co. — Class B	9,848	481,863
Mondelez International, Inc. — Class A	15,000	459,150
Sysco Corp.	9,172	322,579
Total Consumer Staples		8,342,545
Consumer Discretionary - 8.5%
Staples, Inc.	64,890	871,473
Ford Motor Co.	66,060	868,689
Johnson Controls, Inc.	19,130	670,889
Washington Post Co. — Class B	1,468	656,196
Goodyear Tire & Rubber Co.*	47,342	596,983
Whirlpool Corp.	5,038	596,801
Best Buy Company, Inc.	23,420	518,753
Kohl’s Corp.	11,100	512,043
Harman International Industries, Inc.	10,500	468,615
JC Penney Company, Inc.[1]	28,961	437,601
Apollo Group, Inc. — Class A*	19,200	333,888
Target Corp.	4,200	287,490
Macy’s, Inc.	6,600	276,144
Total Consumer Discretionary		7,095,565
Information Technology - 7.6%
Xerox Corp.	186,026	1,599,823
Dell, Inc.	95,664	1,370,865
Western Digital Corp.	20,590	1,035,265
Jabil Circuit, Inc.	50,572	934,571
SAIC, Inc.	60,590	820,995
Corning, Inc.	44,610	594,651
Total Information Technology		6,356,170

154 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013

S&P 500® PURE value FUND

	Shares	Value

Industrials - 7.0%
Ryder System, Inc.	14,253	$851,617
Jacobs Engineering Group, Inc.*	13,915	782,580
L-3 Communications Holdings, Inc.	9,518	770,196
Fluor Corp.	11,000	729,630
Northrop Grumman Corp.	7,127	499,959
Pitney Bowes, Inc.[1]	28,700	426,482
Textron, Inc.	14,260	425,091
General Dynamics Corp.	5,700	401,907
FedEx Corp.	3,300	324,060
Avery Dennison Corp.	7,130	307,089
Raytheon Co.	4,600	270,434
Total Industrials		5,789,045
Materials - 4.5%
Alcoa, Inc.	115,931	987,732
United States Steel Corp.[1]	42,361	826,039
Allegheny Technologies, Inc.	24,300	770,553
Cliffs Natural Resources, Inc.[1]	32,200	612,122
LyondellBasell Industries N.V. — Class A	4,700	297,463
Dow Chemical Co.	8,259	262,967
Total Materials		3,756,876
Utilities - 4.4%
NRG Energy, Inc.	34,280	908,077
Pepco Holdings, Inc.	24,862	532,047
Ameren Corp.	13,800	483,276
Exelon Corp.	10,700	368,936
Entergy Corp.	4,800	303,552
Integrys Energy Group, Inc.	4,897	284,810
Public Service Enterprise Group, Inc.	7,700	264,418
PPL Corp.	8,200	256,742
FirstEnergy Corp.	5,700	240,540
Total Utilities		3,642,398
Telecommunication Services - 0.3%
Frontier Communications Corp.[1]	66,491	264,634
Total Common Stocks
(Cost $67,764,328)		82,693,895

	Face
	Amount

REPURCHASE AGREEMENTS††,2 - 0.3%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$122,107	122,107
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	100,178	100,178
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	10,155	10,155
Total Repurchase Agreements
(Cost $232,440)		232,440
SECURITIES LENDING COLLATERAL††,3 - 1.4%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	629,669	629,669
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	495,335	495,335
Total Securities Lending Collateral
(Cost $1,125,004)		1,125,004
Total Investments - 101.0%
(Cost $69,121,772)		$84,051,339
Other Assets & Liabilities, net - (1.0)%		(837,276)
Total Net Assets - 100.0%		$83,214,063

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11. plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 155

S&P 500® PURE value FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $1,101,426 of securities loaned
(cost $67,764,328)	$82,693,895
Repurchase agreements, at value
(cost $1,357,444)	1,357,444
Total investments
(cost $69,121,772)	84,051,339
Cash	25,879
Receivables:
Fund shares sold	403,506
Dividends	106,759
Interest	1,964
Total assets	84,589,447
Liabilities:
Payable for:
Upon return of securities loaned	1,125,004
Fund shares redeemed	90,455
Management fees	56,774
Distribution and service fees	21,071
Transfer agent and administrative fees	18,925
Portfolio accounting fees	7,570
Miscellaneous	55,585
Total liabilities	1,375,384
Net assets	$83,214,063
Net assets consist of:
Paid in capital	$73,177,728
Undistributed net investment income	—
Accumulated net realized loss on investments	(4,893,232)
Net unrealized appreciation on investments	14,929,567
Net assets	$83,214,063
A-Class:
Net assets	$1,303,369
Capital shares outstanding	11,670
Net asset value per share	$111.68
Maximum offering price per share
(Net asset value divided by 95.25%)	$117.25
C-Class:
Net assets	$3,430,457
Capital shares outstanding	33,482
Net asset value per share	$102.46
H-Class:
Net assets	$78,480,237
Capital shares outstanding	700,339
Net asset value per share	$112.06

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $318)	$1,056,650
Income from securities lending, net	16,083
Interest	312
Total investment income	1,073,045

Expenses:
Management fees	383,137
Transfer agent and administrative fees	127,712
Distribution and service fees:
A-Class	3,204
C-Class	23,357
H-Class	118,669
Portfolio accounting fees	51,085
Custodian fees	7,682
Trustees’ fees*	3,407
Miscellaneous	75,052
Total expenses	793,305
Net investment income	279,740

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,028,313
Securities sold short	(35)
Net realized gain	1,028,278
Net change in unrealized appreciation (depreciation) on:
Investments	11,830,369
Net change in unrealized appreciation (depreciation)	11,830,369
Net realized and unrealized gain	12,858,647
Net increase in net assets resulting from operations	$13,138,387

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

156 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500® PURE value FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$279,740	$81,734
Net realized gain on investments	1,028,278	238,143
Net change in unrealized appreciation (depreciation) on investments	11,830,369	(2,958,416)
Net increase (decrease) in net assets resulting from operations	13,138,387	(2,638,539)

Distributions to shareholders from:
Net investment income
A-Class	(1,693)	—
C-Class	(4,761)	—
H-Class	(75,280)	—
Total distributions to shareholders	(81,734)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	2,083,800	9,200,693
C-Class	6,944,252	4,609,920
H-Class	361,945,129	315,392,630
Distributions reinvested
A-Class	1,115	—
C-Class	4,685	—
H-Class	74,022	—
Cost of shares redeemed
A-Class	(2,824,534)	(9,753,404)
C-Class	(6,186,034)	(7,654,634)
H-Class	(364,745,391)	(271,168,176)
Net increase (decrease) from capital share transactions	(2,702,956)	40,627,029
Net increase in net assets	10,353,697	37,988,490

Net assets:
Beginning of year	72,860,366	34,871,876
End of year	$83,214,063	$72,860,366
Undistributed net investment income at end of year	$—	$81,734

Capital share activity:
Shares sold
A-Class	20,237	99,586
C-Class	77,396	56,030
H-Class	3,748,552	3,557,929
Shares issued from reinvestment of distributions
A-Class	12	—
C-Class	54	—
H-Class	781	—
Shares redeemed
A-Class	(28,327)	(105,660)
C-Class	(68,596)	(99,149)
H-Class	(3,783,354)	(3,120,293)
Net increase (decrease) in shares	(33,245)	388,443

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 157

S&P 500® PURE value FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010 [c]	2009 [c]
Per Share Data
Net asset value, beginning of period	$93.49	$90.21	$79.66	$35.58	$100.00
Income (loss) from investment operations:
Net investment income[a]	.58	.30	.01	.26	1.95
Net gain (loss) on investments (realized and unrealized)	17.75	2.98	11.87	44.60	(57.52)
Total from investment operations	18.33	3.28	11.88	44.86	(55.57)
Less distributions from:
Net investment income	(.14)	—	(1.33)	(.78)	(1.05)
Net realized gains	—	—	—	—	(7.80)
Total distributions	(.14)	—	(1.33)	(.78)	(8.85)
Net asset value, end of period	$111.68	$93.49	$90.21	$79.66	$35.58

Total Return[b]	19.63%	3.64%	15.14%	126.37%	(57.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,303	$1,846	$2,329	$8,156	$203
Ratios to average net assets:
Net investment income	0.61%	0.34%	0.01%	0.39%	2.16%
Total expenses	1.51%	1.51%	1.54%	1.52%	1.53%
Portfolio turnover rate	669%	762%	820%	673%	1,448%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010 [c]	2009 [c]
Per Share Data
Net asset value, beginning of period	$86.42	$83.99	$74.81	$33.66	$96.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.36)	(.51)	(.02)	1.40
Net gain (loss) on investments (realized and unrealized)	16.37	2.79	11.02	41.95	(54.89)
Total from investment operations	16.18	2.43	10.51	41.93	(53.49)
Less distributions from:
Net investment income	(.14)	—	(1.33)	(.78)	(1.05)
Net realized gains	—	—	—	—	(7.80)
Total distributions	(.14)	—	(1.33)	(.78)	(8.85)
Net asset value, end of period	$102.46	$86.42	$83.99	$74.81	$33.66

Total Return[b]	18.76%	2.88%	14.28%	124.86%	(57.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,430	$2,128	$5,690	$4,876	$1,129
Ratios to average net assets:
Net investment income (loss)	(0.22%)	(0.45%)	(0.68%)	(0.03%)	2.44%
Total expenses	2.26%	2.27%	2.29%	2.27%	2.29%
Portfolio turnover rate	669%	762%	820%	673%	1,448%

158 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P 500® PURE value FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010 [c]	2009 [c]
Per Share Data
Net asset value, beginning of period	$93.80	$90.50	$79.91	$35.67	$100.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.33	(.02)	.32	1.40
Net gain (loss) on investments (realized and unrealized)	17.83	2.97	11.94	44.70	(56.88)
Total from investment operations	18.40	3.30	11.92	45.02	(55.48)
Less distributions from:
Net investment income	(.14)	—	(1.33)	(.78)	(1.05)
Net realized gains	—	—	—	—	(7.80)
Total distributions	(.14)	—	(1.33)	(.78)	(8.85)
Net asset value, end of period	$112.06	$93.80	$90.50	$79.91	$35.67

Total Return[b]	19.64%	3.65%	15.14%	126.50%	(57.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,480	$68,886	$26,852	$148,578	$4,558
Ratios to average net assets:
Net investment income (loss)	0.58%	0.38%	(0.03%)	0.47%	2.36%
Total expenses	1.52%	1.51%	1.54%	1.54%	1.53%
Portfolio turnover rate	669%	762%	820%	673%	1,448%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the period March 31, 2008 through April 19, 2009 have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 159

performance report and FUND PROFILE (Unaudited)	March 28, 2013

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the one-year period ended March 28, 2013, S&P MidCap 400® Pure Growth Fund H-Class returned 12.82%, compared with a gain of 13.73% for the S&P MidCap 400 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Mid-cap growth stocks underperformed their mid-cap value stock counterparts, with the Health Care and Industrials sectors contributing most to return. The Energy sector was the largest detractor from performance, followed by the Telecommunications Services sector.

Regeneron Pharmaceuticals, Inc., Catalyst Health Solutions, Inc. and Alaska Air Group, Inc. added the most to performance of the underlying index for the period. ITT Educational Services, Inc., Rovi Corp. and Informatica Corp. detracted the most from performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Semtech Corp.	2.6%
Chico’s FAS, Inc.	2.4%
HollyFrontier Corp.	2.3%
Worthington Industries, Inc.	2.3%
Terex Corp.	2.2%
First American Financial Corp.	2.0%
Alaska Air Group, Inc.	2.0%
ValueClick, Inc.	1.8%
Williams-Sonoma, Inc.	1.8%
City National Corp.	1.8%
Top Ten Total	21.2%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

160 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	12.81%	13.30%	10.64%
A-Class Shares with sales charge†	7.45%	12.20%	10.02%
S&P MidCap 400 Pure Growth Index	13.73%	15.19%	12.64%
			(02/20/04)
C-Class Shares	12.00%	12.46%	8.65%
C-Class Shares with CDSC‡	11.00%	12.46%	8.65%
H-Class Shares	12.82%	13.29%	9.46%
S&P MidCap 400 Pure Growth Index	13.73%	15.19%	11.63%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 161

SCHEDULE OF INVESTMENTS	March 28, 2013
S&P MIDcap 400® PURE growth FUND

	Shares	Value
COMMON STOCKS† - 99.6%

Consumer Discretionary - 25.9%
Chico’s FAS, Inc.	438,500	$7,366,799
Williams-Sonoma, Inc.	106,900	5,507,488
Thor Industries, Inc.	143,900	5,294,081
LKQ Corp.*	213,470	4,645,107
Ascena Retail Group, Inc.*	242,700	4,502,085
Jarden Corp.*	103,500	4,434,975
Polaris Industries, Inc.	43,133	3,989,371
Cinemark Holdings, Inc.	118,000	3,473,920
Under Armour, Inc. — Class A*	67,220	3,441,664
Foot Locker, Inc.	95,500	3,269,920
Bob Evans Farms, Inc.	74,796	3,187,806
Gentex Corp.	158,466	3,170,905
Cabela’s, Inc.*	41,300	2,510,214
AMC Networks, Inc. — Class A*	37,800	2,388,204
MDC Holdings, Inc.	64,000	2,345,600
ANN, Inc.*	79,100	2,295,482
Service Corporation International	136,400	2,281,972
Dick’s Sporting Goods, Inc.	47,900	2,265,670
Lamar Advertising Co. — Class A*	45,700	2,221,477
Hanesbrands, Inc.*	46,000	2,095,760
Toll Brothers, Inc.*	55,000	1,883,200
American Eagle Outfitters, Inc.	93,500	1,748,450
HSN, Inc.	30,494	1,672,901
Tractor Supply Co.	15,904	1,656,084
Carter’s, Inc.*	26,800	1,534,836
Total Consumer Discretionary		79,183,971
Information Technology - 23.4%
Semtech Corp.*	229,040	8,105,726
ValueClick, Inc.*	186,800	5,519,940
Equinix, Inc.*	21,400	4,629,034
CoreLogic, Inc.*	176,300	4,559,118
Alliance Data Systems Corp.*	26,519	4,293,161
WEX, Inc.*	45,469	3,569,317
Rackspace Hosting, Inc.*	69,675	3,517,194
NeuStar, Inc. — Class A*	75,076	3,493,286
Ciena Corp.*	214,900	3,440,549
CommVault Systems, Inc.*	41,200	3,377,576
Skyworks Solutions, Inc.*	152,200	3,352,966
Mentor Graphics Corp.	171,000	3,086,550
Cree, Inc.*	51,000	2,790,210
SolarWinds, Inc.*	46,560	2,751,696
InterDigital, Inc.[1]	56,800	2,716,744
Trimble Navigation Ltd.*	85,294	2,555,408
Itron, Inc.*	49,900	2,315,360
ACI Worldwide, Inc.*	45,779	2,236,762
Concur Technologies, Inc.*	32,170	2,208,792
Atmel Corp.*	227,100	1,580,616
Cadence Design Systems, Inc.*	104,700	1,458,471
Total Information Technology		71,558,476
Industrials - 15.5%
Terex Corp.*	194,800	6,705,016
Alaska Air Group, Inc.*	93,865	6,003,605
Valmont Industries, Inc.	24,993	3,930,649
Timken Co.	59,100	3,343,878
Nordson Corp.	49,500	3,264,525
Copart, Inc.*	91,774	3,146,013
Lennox International, Inc.	48,300	3,066,567
J.B. Hunt Transport Services, Inc.	40,900	3,046,232
Fortune Brands Home & Security, Inc.*	80,700	3,020,601
Lincoln Electric Holdings, Inc.	52,900	2,866,122
AMETEK, Inc.	48,305	2,094,505
Wabtec Corp.	19,480	1,989,103
Graco, Inc.	31,500	1,827,945
B/E Aerospace, Inc.*	27,900	1,682,091
Clean Harbors, Inc.*	28,693	1,666,776
Total Industrials		47,653,628
Financials - 15.2%
First American Financial Corp.	238,700	6,103,559
City National Corp.	92,208	5,431,972
Cathay General Bancorp	246,307	4,955,697
SVB Financial Group*	67,700	4,802,638
Washington Federal, Inc.	249,697	4,369,698
Synovus Financial Corp.	1,538,800	4,262,476
Affiliated Managers Group, Inc.*	21,100	3,240,327
Corrections Corporation of America	70,000	2,734,900
Signature Bank*	32,501	2,559,779
Jones Lang LaSalle, Inc.	24,700	2,455,427
Waddell & Reed Financial, Inc. — Class A	48,900	2,140,842
Eaton Vance Corp.	48,900	2,045,487
Extra Space Storage, Inc.	41,700	1,637,559
Total Financials		46,740,361
Health Care - 7.9%
Vertex Pharmaceuticals, Inc.*	92,200	5,069,156
Regeneron Pharmaceuticals, Inc.*	27,687	4,883,987
United Therapeutics Corp.*	79,452	4,836,243
ResMed, Inc.	80,238	3,719,833
Cooper Companies, Inc.	20,969	2,262,136
Thoratec Corp.*	48,765	1,828,688
Charles River Laboratories International, Inc.*	37,300	1,651,271
Total Health Care		24,251,314

162 | THE RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value
Materials - 6.1%
Worthington Industries, Inc.	223,449	$6,922,450
Valspar Corp.	57,300	3,566,925
Louisiana-Pacific Corp.*	132,700	2,866,320
NewMarket Corp.	9,247	2,407,549
Packaging Corporation of America	37,900	1,700,573
Royal Gold, Inc.	19,221	1,365,268
Total Materials		18,829,085
Energy - 3.4%
HollyFrontier Corp.	136,600	7,028,070
Northern Oil and Gas, Inc.*,1	235,266	3,383,125
Total Energy		10,411,195
Consumer Staples - 1.5%
Ingredion, Inc.	63,354	4,581,761
Telecommunication Services - 0.7%
tw telecom, Inc. — Class A*	82,400	2,075,656
Total Common Stocks
(Cost $250,211,695)		305,285,447

	Face
	Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$693,473	693,473
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	568,930	568,930
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	57,670	57,670
Total Repurchase Agreements
(Cost $1,320,073)		1,320,073

SECURITIES LENDING COLLATERAL††,3 - 0.1%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	168,751	168,751
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	132,749	132,749
Total Securities Lending Collateral
(Cost $301,500)		301,500
Total Investments - 100.1%
(Cost $251,833,268)		$306,907,020
Other Assets & Liabilities, net - (0.1)%		(275,054)
Total Net Assets - 100.0%		$306,631,966

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 163

S&P MIDcap 400® PURE growth FUND

STATEMENT OF ASSETS AND LIABILITIES
March 28, 2013

Assets:
Investments, at value - including $295,389 of securities loaned
(cost $250,211,695)	$305,285,447
Repurchase agreements, at value
(cost $1,621,573)	1,621,573
Total investments
(cost $251,833,268)	306,907,020
Cash	15,800
Receivables:
Fund shares sold	693,387
Dividends	153,419
Interest	142
Total assets	307,769,768

Liabilities:
Payable for:
Fund shares redeemed	324,509
Upon return of securities loaned	301,500
Management fees	187,324
Distribution and service fees	74,103
Transfer agent and administrative fees	62,441
Portfolio accounting fees	24,041
Miscellaneous	163,884
Total liabilities	1,137,802
Net assets	$306,631,966
Net assets consist of:
Paid in capital	$251,609,131
Accumulated net investment loss	(669,216)
Accumulated net realized gain on investments	618,299
Net unrealized appreciation on investments	55,073,752
Net assets	$306,631,966
A-Class:
Net assets	$45,637,879
Capital shares outstanding	917,163
Net asset value per share	$49.76
Maximum offering price per share
(Net asset value divided by 95.25%)	$52.24
C-Class:
Net assets	$18,837,255
Capital shares outstanding	406,100
Net asset value per share	$46.39
H-Class:
Net assets	$242,156,832
Capital shares outstanding	4,862,637
Net asset value per share	$49.80

STATEMENT OF OPERATIONS
Year Ended March 28, 2013

Investment Income:
Dividends	$2,896,802
Income from securities lending, net	76,158
Interest	1,888
Total investment income	2,974,848

Expenses:
Management fees	2,117,675
Transfer agent and administrative fees	705,892
Distribution and service fees:
A-Class	98,513
C-Class	156,412
H-Class	568,276
Portfolio accounting fees	273,561
Custodian fees	44,411
Trustees’ fees*	29,420
Miscellaneous	372,502
Total expenses	4,366,662
Net investment loss	(1,391,814)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	43,157,278
Net realized gain	43,157,278
Net change in unrealized appreciation (depreciation) on:
Investments	(15,645,534)
Net change in unrealized appreciation (depreciation)	(15,645,534)
Net realized and unrealized gain	27,511,744
Net increase in net assets resulting from operations	$26,119,930

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

164 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDcap 400® PURE growth FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(1,391,814)	$(3,059,001)
Net realized gain (loss) on investments	43,157,278	(31,284,272)
Net change in unrealized appreciation (depreciation) on investments	(15,645,534)	33,096,261
Net increase (decrease) in net assets resulting from operations	26,119,930	(1,247,012)

Capital share transactions:
Proceeds from sale of shares
A-Class	41,130,201	97,480,590
C-Class	8,791,379	17,194,237
H-Class	400,202,090	771,690,633
Cost of shares redeemed
A-Class	(36,479,630)	(84,908,346)
C-Class	(8,135,216)	(11,282,635)
H-Class	(489,786,477)	(672,131,177)
Net increase (decrease) from capital share transactions	(84,277,653)	118,043,302
Net increase (decrease) in net assets	(58,157,723)	116,796,290

Net assets:
Beginning of year	364,789,689	247,993,399
End of year	$306,631,966	$364,789,689
Accumulated net investment loss at end of year	$(669,216)	$(889,323)

Capital share activity:
Shares sold
A-Class	928,330	2,352,695
C-Class	212,846	436,239
H-Class	9,129,844	18,455,166
Shares redeemed
A-Class	(828,529)	(2,125,511)
C-Class	(198,463)	(294,141)
H-Class	(11,346,472)	(16,343,786)
Net increase (decrease) in shares	(2,102,444)	2,480,662

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 165

S&P MIDcap 400® PURE growth FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$44.11	$42.76	$32.21	$18.19	$26.65
Income (loss) from investment operations:
Net investment loss[a]	(.19)	(.45)	(.38)	(.28)	(.24)
Net gain (loss) on investments (realized and unrealized)	5.84	1.80	10.93	14.30	(8.22)
Total from investment operations	5.65	1.35	10.55	14.02	(8.46)
Net asset value, end of period	$49.76	$44.11	$42.76	$32.21	$18.19

Total Return[b]	12.81%	3.16%	32.75%	77.08%	(31.74%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$45,638	$36,052	$25,237	$2,242	$723
Ratios to average net assets:
Net investment loss	(0.43%)	(1.09%)	(1.04%)	(1.03%)	(0.93%)
Total expenses	1.50%	1.50%	1.54%	1.53%	1.58%
Portfolio turnover rate	188%	226%	448%	626%	1,281%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$41.43	$40.47	$30.71	$17.48	$25.79
Income (loss) from investment operations:
Net investment loss[a]	(.49)	(.71)	(.63)	(.44)	(.42)
Net gain (loss) on investments (realized and unrealized)	5.45	1.67	10.39	13.67	(7.89)
Total from investment operations	4.96	.96	9.76	13.23	(8.31)
Net asset value, end of period	$46.39	$41.43	$40.47	$30.71	$17.48

Total Return[b]	12.00%	2.35%	31.78%	75.69%	(32.22%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,837	$16,228	$10,102	$3,780	$3,477
Ratios to average net assets:
Net investment loss	(1.19%)	(1.83%)	(1.83%)	(1.77%)	(1.72%)
Total expenses	2.25%	2.25%	2.29%	2.28%	2.32%
Portfolio turnover rate	188%	226%	448%	626%	1,281%

166 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDcap 400® PURE growth FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$44.14	$42.81	$32.25	$18.21	$26.68
Income (loss) from investment operations:
Net investment loss[a]	(.20)	(.44)	(.38)	(.26)	(.22)
Net gain (loss) on investments (realized and unrealized)	5.86	1.77	10.94	14.30	(8.25)
Total from investment operations	5.66	1.33	10.56	14.04	(8.47)
Net asset value, end of period	$49.80	$44.14	$42.81	$32.25	$18.21

Total Return[b]	12.82%	3.11%	32.74%	77.10%	(31.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,157	$312,510	$212,654	$64,449	$15,591
Ratios to average net assets:
Net investment loss	(0.45%)	(1.08%)	(1.02%)	(0.99%)	(0.95%)
Total expenses	1.50%	1.50%	1.55%	1.54%	1.55%
Portfolio turnover rate	188%	226%	448%	626%	1,281%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 167

performance report and FUND PROFILE (Unaudited)	March 28, 2013

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the one-year period ended March 28, 2013, S&P MidCap 400® Pure Value Fund H-Class returned 17.17%, compared with a return of 20.71% for the S&P MidCap 400 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Mid-cap value stocks outperformed their mid-cap growth stock counterparts.

The sectors contributing most to performance were Financials and Industrials. The Information Technology and Telecommunications Services sectors detracted the most from performance.

Community Health Systems, Inc., First American Financial Corp. and Oshkosh Corp. contributed the most to performance of the underlying index for the period. Health Net, Inc., RadioShack Corp. and Monster Worldwide, Inc. detracted the most from performance of the underlying index for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Community Health Systems, Inc.	2.6%
JetBlue Airways Corp.	2.5%
Ingram Micro, Inc. — Class A	2.4%
Hanover Insurance Group, Inc.	2.3%
URS Corp.	2.2%
Avnet, Inc.	1.9%
Reinsurance Group of America, Inc. — Class A	1.9%
Manpower, Inc.	1.9%
General Cable Corp.	1.8%
ManTech International Corp. — Class A	1.8%
Top Ten Total	21.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

168 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	17.16%	5.96%	6.27%
A-Class Shares with sales charge†	11.60%	4.93%	5.67%
S&P MidCap 400 Pure Value Index	20.71%	9.74%	9.34%
			(02/20/04)
C-Class Shares	16.26%	5.10%	4.87%
C-Class Shares with CDSC‡	15.26%	5.10%	4.87%
H-Class Shares	17.17%	5.95%	5.69%
S&P MidCap 400 Pure Value Index	20.71%	9.74%	8.91%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS	March 28, 2013
S&P MIDCAP 400® PURE value FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Industrials - 23.4%
JetBlue Airways Corp.*	297,352	$2,051,729
URS Corp.	39,387	1,867,337
Manpower, Inc.	27,925	1,583,906
General Cable Corp.*	41,824	1,532,013
Oshkosh Corp.*	32,699	1,389,381
AECOM Technology Corp.*	35,504	1,164,531
Con-way, Inc.	32,329	1,138,304
Huntington Ingalls Industries, Inc.	20,608	1,099,025
Alliant Techsystems, Inc.	12,510	906,100
UTI Worldwide, Inc.	61,301	887,638
AGCO Corp.	15,635	814,896
Trinity Industries, Inc.	16,640	754,291
RR Donnelley & Sons Co.[1]	60,790	732,520
Exelis, Inc.	65,770	716,235
FTI Consulting, Inc.*	15,860	597,288
Brink’s Co.	19,690	556,439
KBR, Inc.	14,208	455,793
Esterline Technologies Corp.*	5,580	422,406
Granite Construction, Inc.	12,350	393,224
SPX Corp.	4,500	355,320
Total Industrials		19,418,376
Financials - 20.8%
Hanover Insurance Group, Inc.	38,460	1,910,692
Reinsurance Group of America,
Inc. — Class A	26,773	1,597,545
StanCorp Financial Group, Inc.	33,812	1,445,801
Protective Life Corp.	40,169	1,438,050
Aspen Insurance Holdings Ltd.	29,516	1,138,727
American Financial Group, Inc.	23,987	1,136,504
Old Republic International Corp.	80,694	1,025,621
Kemper Corp.	28,601	932,679
Everest Re Group Ltd.	6,597	856,686
First Niagara Financial Group, Inc.	78,056	691,576
Associated Banc-Corp.	43,856	666,172
Astoria Financial Corp.	63,902	630,074
International Bancshares Corp.	26,217	545,314
BancorpSouth, Inc.	33,417	544,697
HCC Insurance Holdings, Inc.	11,170	469,475
Mercury General Corp.	11,800	447,574
FirstMerit Corp.	26,790	442,839
WR Berkley Corp.	9,488	420,983
Apollo Investment Corp.	45,331	378,968
New York Community Bancorp, Inc.	21,911	314,423
Janus Capital Group, Inc.	31,771	298,647
Total Financials		17,333,047
Information Technology - 14.9%
Ingram Micro, Inc. — Class A*	103,146	2,029,913
Avnet, Inc.*	44,394	1,607,063
ManTech International Corp. — Class A	56,300	1,512,781
Tech Data Corp.*	32,521	1,483,283
Arrow Electronics, Inc.*	35,125	1,426,778
Vishay Intertechnology, Inc.*	85,466	1,163,192
Monster Worldwide, Inc.*	190,346	965,054
Lexmark International, Inc. — Class A	33,240	877,536
Convergys Corp.	22,300	379,769
QLogic Corp.*	29,530	342,548
Intersil Corp. — Class A	38,810	338,035
Diebold, Inc.	9,500	288,040
Total Information Technology		12,413,992
Health Care - 11.4%
Community Health Systems, Inc.	45,498	2,156,150
LifePoint Hospitals, Inc.*	30,480	1,477,061
Health Management Associates,
Inc. — Class A*	98,327	1,265,468
WellCare Health Plans, Inc.*	20,420	1,183,543
Health Net, Inc.*	39,979	1,144,199
Owens & Minor, Inc.[1]	31,755	1,033,943
Universal Health Services, Inc. — Class B	10,110	645,726
Omnicare, Inc.	14,365	584,943
Total Health Care		9,491,033
Materials - 8.1%
Commercial Metals Co.	87,403	1,385,338
Steel Dynamics, Inc.	62,096	985,464
Reliance Steel & Aluminum Co.	12,649	900,229
Domtar Corp.	10,490	814,234
Rock Tenn Co. — Class A	8,020	744,176
Greif, Inc. — Class A	13,457	721,564
Minerals Technologies, Inc.	11,940	495,629
Cabot Corp.	10,851	371,104
Olin Corp.	13,980	352,576
Total Materials		6,770,314
Consumer Discretionary - 7.8%
Big Lots, Inc.*	26,550	936,418
Scholastic Corp.	34,542	920,543
Barnes & Noble, Inc.*,1	46,619	766,883
WMS Industries, Inc.*	24,900	627,729
Saks, Inc.*	49,840	571,665
Valassis Communications, Inc.[1]	17,563	524,607
Rent-A-Center, Inc. — Class A	13,250	489,455
DeVry, Inc.	15,210	482,918
Wendy’s Co.	81,607	462,712
Regis Corp.	22,650	412,004
Aeropostale, Inc.*	22,820	310,352
Total Consumer Discretionary		6,505,286
Energy - 5.6%
Superior Energy Services, Inc.*	49,240	1,278,762
World Fuel Services Corp.	22,337	887,226
Alpha Natural Resources, Inc.*	64,480	529,381
Tidewater, Inc.	9,330	471,165
Arch Coal, Inc.	79,196	430,034
Bill Barrett Corp.*	20,440	414,319
Helix Energy Solutions Group, Inc.*	16,700	382,096
Unit Corp.*	6,140	279,677
Total Energy		4,672,660

170 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
S&P MIDCAP 400® PURE value FUND

	Shares	Value
Consumer Staples - 4.3%
Smithfield Foods, Inc.*	55,937	$1,481,212
Universal Corp.	17,134	960,189
Harris Teeter Supermarkets, Inc.	14,190	606,055
Post Holdings, Inc.*	11,790	506,145
Total Consumer Staples		3,553,601
Utilities - 2.0%
Great Plains Energy, Inc.	24,024	557,116
UGI Corp.	10,424	400,177
Hawaiian Electric Industries, Inc.	12,860	356,351
Atmos Energy Corp.	7,697	328,585
Total Utilities		1,642,229
Telecommunication Services - 1.2%
Telephone & Data Systems, Inc.	49,104	1,034,621
Total Common Stocks
(Cost $77,381,345)		82,835,159

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 0.7%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$297,630	297,630
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	244,178	244,178
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	24,752	24,752
Total Repurchase Agreements
(Cost $566,560)		566,560

SECURITIES LENDING COLLATERAL††,3 - 0.9%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	423,844	423,844
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	333,421	333,421
Total Securities Lending Collateral
(Cost $757,265)		757,265
Total Investments - 101.1%
(Cost $78,705,170)		$84,158,984
Other Assets & Liabilities, net - (1.1)%		(937,560)
Total Net Assets - 100.0%		$83,221,424

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 171

S&P MIDCAP 400® PURE value FUND

STATEMENT OF ASSETS AND LIABILITIES
March 28, 2013

Assets:
Investments, at value - including $738,617 of securities loaned
(cost $77,381,345)	$82,835,159
Repurchase agreements, at value
(cost $1,323,825)	1,323,825
Total investments
(cost $78,705,170)	84,158,984
Cash	11,397
Receivables:
Fund shares sold	332,441
Dividends	40,080
Interest	1,354
Total assets	84,544,256

Liabilities:
Payable for:
Upon return of securities loaned	757,265
Fund shares redeemed	472,209
Management fees	35,059
Distribution and service fees	13,867
Transfer agent and administrative fees	11,686
Portfolio accounting fees	4,674
Miscellaneous	28,072
Total liabilities	1,322,832
Net assets	$83,221,424
Net assets consist of:
Paid in capital	$85,597,627
Undistributed net investment income	52,110
Accumulated net realized loss on investments	(7,882,127)
Net unrealized appreciation on investments	5,453,814
Net assets	$83,221,424
A-Class:
Net assets	$1,571,045
Capital shares outstanding	43,422
Net asset value per share	$36.18
Maximum offering price per share
(Net asset value divided by 95.25%)	$37.98
C-Class:
Net assets	$3,413,214
Capital shares outstanding	101,996
Net asset value per share	$33.46
H-Class:
Net assets	$78,237,165
Capital shares outstanding	2,163,780
Net asset value per share	$36.16

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends	$454,848
Income from securities lending, net	6,204
Interest	144
Total investment income	461,196

Expenses:
Management fees	195,493
Transfer agent and administrative fees	65,164
Distribution and service fees:
A-Class	3,088
C-Class	16,613
H-Class	57,924
Portfolio accounting fees	26,066
Custodian fees	3,599
Trustees’ fees*	2,141
Miscellaneous	38,998
Total expenses	409,086
Net investment income	52,110

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,246,723
Net realized gain	2,246,723
Net change in unrealized appreciation (depreciation) on:
Investments	2,605,745
Net change in unrealized appreciation
(depreciation)	2,605,745
Net realized and unrealized gain	4,852,468
Net increase in net assets resulting from operations	$4,904,578

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

172 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDCAP 400® PURE value FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$52,110	$(2,928)
Net realized gain (loss) on investments	2,246,723	(4,788,943)
Net change in unrealized appreciation (depreciation) on investments	2,605,745	(3,979,874)
Net increase (decrease) in net assets resulting from operations	4,904,578	(8,771,745)

Capital share transactions:
Proceeds from sale of shares
A-Class	12,852,758	16,598,230
C-Class	4,206,889	4,792,154
H-Class	285,882,528	201,968,886
Cost of shares redeemed
A-Class	(18,281,006)	(10,504,241)
C-Class	(3,298,820)	(4,830,228)
H-Class	(230,894,273)	(228,706,063)
Net increase (decrease) from capital share transactions	50,468,076	(20,681,262)
Net increase (decrease) in net assets	55,372,654	(29,453,007)

Net assets:
Beginning of year	27,848,770	57,301,777
End of year	$83,221,424	$27,848,770
Undistributed net investment income at end of year	$52,110	$—

Capital share activity:
Shares sold
A-Class	404,286	542,524
C-Class	142,762	184,166
H-Class	8,710,220	7,008,305
Shares redeemed
A-Class	(581,601)	(346,750)
C-Class	(116,987)	(186,183)
H-Class	(7,156,790)	(8,123,063)
Net increase (decrease) in shares	1,401,890	(921,001)

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 173

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$30.88	$31.43	$30.45	$13.68	$29.72
Income (loss) from investment operations:
Net investment income[a]	.07	.06	.02	.12	.47
Net gain (loss) on investments (realized and unrealized)	5.23	(.61)	3.64	16.75	(16.51)
Total from investment operations	5.30	(.55)	3.66	16.87	(16.04)
Less distributions from:
Net investment income	—	—	(.17)	(.10)	—
Net realized gains	—	—	(2.51)	—	—
Total distributions	—	—	(2.68)	(.10)	—
Net asset value, end of period	$36.18	$30.88	$31.43	$30.45	$13.68

Total Return[b]	17.16%	(1.75%)	12.81%	123.41%	(53.97%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,571	$6,817	$785	$10,888	$100
Ratios to average net assets:
Net investment income	0.23%	0.22%	0.08%	0.43%	1.66%
Total expenses	1.51%	1.49%	1.53%	1.52%	1.54%
Portfolio turnover rate	757%	619%	407%	443%	977%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.78	$29.53	$28.96	$13.12	$28.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.16)	(.23)	(.06)	.39
Net gain (loss) on investments (realized and unrealized)	4.81	(.59)	3.48	16.00	(16.05)
Total from investment operations	4.68	(.75)	3.25	15.94	(15.66)
Less distributions from:
Net investment income	—	—	(.17)	(.10)	—
Net realized gains	—	—	(2.51)	—	—
Total distributions	—	—	(2.68)	(.10)	—
Net asset value, end of period	$33.46	$28.78	$29.53	$28.96	$13.12

Total Return[b]	16.26%	(2.54%)	12.03%	121.59%	(54.41%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,413	$2,194	$2,311	$2,478	$627
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.60%)	(0.83%)	(0.24%)	1.58%
Total expenses	2.26%	2.26%	2.30%	2.29%	2.29%
Portfolio turnover rate	757%	619%	407%	443%	977%

174 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P MIDCAP 400® PURE value FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$30.86	$31.42	$30.43	$13.67	$29.71
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.01	(.06)	.10	.47
Net gain (loss) on investments (realized and unrealized)	5.22	(.57)	3.73	16.76	(16.51)
Total from investment operations	5.30	(.56)	3.67	16.86	(16.04)
Less distributions from:
Net investment income	—	—	(.17)	(.10)	—
Net realized gains	—	—	(2.51)	—	—
Total distributions	—	—	(2.68)	(.10)	—
Net asset value, end of period	$36.16	$30.86	$31.42	$30.43	$13.67

Total Return[b]	17.17%	(1.78%)	12.85%	123.43%	(53.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,237	$18,838	$54,206	$199,458	$3,985
Ratios to average net assets:
Net investment income (loss)	0.24%	0.02%	(0.19%)	0.37%	2.01%
Total expenses	1.52%	1.51%	1.54%	1.53%	1.54%
Portfolio turnover rate	757%	619%	407%	443%	977%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 175

performance report and FUND PROFILE (Unaudited)	March 28, 2013

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the one-year period ended March 28, 2013, S&P SmallCap 600® Pure Growth Fund H-Class rose 10.46%, compared with a gain of 12.97% for the S&P SmallCap 600 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Small-cap growth stocks underperformed their value stock counterparts.

The Financials sector and the Health Care sector added the most to performance for the period. Utilities contributed the least. The Telecommunications Services sector was the only detractor from return.

The best-performing stocks in the S&P SmallCap 600 Pure Growth Index were Geospace Technologies Corp., Portfolio Recovery Associates, Inc. and Allegiant Travel Co. The weakest performers of the underlying index were Quality Systems, Inc., Volterra Semiconductor Corp. and Dolan Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Geospace Technologies Corp.	1.9%
3D Systems Corp.	1.7%
HFF, Inc. — Class A	1.7%
Sabra Health Care REIT, Inc.	1.7%
Winnebago Industries, Inc.	1.6%
Blucora, Inc.	1.6%
On Assignment, Inc.	1.5%
Tuesday Morning Corp.	1.4%
Ixia	1.3%
Cirrus Logic, Inc.	1.3%
Top Ten Total	15.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

176 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	10.46%	8.86%	7.47%
A-Class Shares with sales charge†	5.22%	7.80%	6.86%
S&P SmallCap 600 Pure Growth Index	12.97%	11.47%	9.94%
			(02/20/04)
C-Class Shares	9.64%	8.05%	5.99%
C-Class Shares with CDSC‡	8.64%	8.05%	5.99%
H-Class Shares	10.46%	8.85%	6.75%
S&P SmallCap 600 Pure Growth Index	12.97%	11.47%	9.64%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 177

SCHEDULE OF INVESTMENTS	March 28, 2013
S&P smallcap 600® PURE growth FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Information Technology - 31.4%
3D Systems Corp.*,1	5,346	$172,355
Blucora, Inc.*	10,415	161,223
Ixia*	6,060	131,139
Cirrus Logic, Inc.*	5,733	130,426
Ultratech, Inc.*	3,270	129,264
Cymer, Inc.*	1,181	113,494
OpenTable, Inc.*	1,761	110,907
Dice Holdings, Inc.*	10,890	110,316
Perficient, Inc.*	9,380	109,371
Measurement Specialties, Inc.*	2,705	107,578
Cognex Corp.	2,513	105,923
XO Group, Inc.*	10,249	102,490
Advanced Energy Industries, Inc.*	5,600	102,480
Kulicke & Soffa Industries, Inc.*	8,847	102,271
Sourcefire, Inc.*	1,699	100,632
Dealertrack Technologies, Inc.*	3,090	90,784
Rudolph Technologies, Inc.*	7,150	84,227
NETGEAR, Inc.*	2,489	83,406
Electronics for Imaging, Inc.*	2,590	65,682
MAXIMUS, Inc.	817	65,336
Interactive Intelligence Group, Inc.*	1,448	64,219
Littelfuse, Inc.	935	63,440
Manhattan Associates, Inc.*	770	57,203
FEI Co.	880	56,804
Entropic Communications, Inc.*	13,399	54,534
Monolithic Power Systems, Inc.	2,220	54,101
Liquidity Services, Inc.*,1	1,796	53,539
Tyler Technologies, Inc.*	873	53,480
Veeco Instruments, Inc.*	1,392	53,355
ExlService Holdings, Inc.*	1,620	53,266
Websense, Inc.*	3,104	46,560
Procera Networks, Inc.*	3,600	42,804
Microsemi Corp.*	1,750	40,548
VASCO Data Security International, Inc.*	4,396	37,102
NIC, Inc.	1,870	35,829
Stamps.com, Inc.*	1,377	34,384
Nanometrics, Inc.*	2,290	33,045
iGATE Corp.*	1,730	32,541
LivePerson, Inc.*	2,346	31,859
Arris Group, Inc.*	1,535	26,356
NetScout Systems, Inc.*	1,053	25,872
Total Information Technology		3,130,145
Financials - 20.7%
HFF, Inc. — Class A	8,360	166,615
Sabra Health Care REIT, Inc.	5,700	165,357
PrivateBancorp, Inc. — Class A	6,787	128,341
PacWest Bancorp	3,970	115,567
Oritani Financial Corp.	7,140	110,599
Virtus Investment Partners, Inc.*	580	108,042
First Commonwealth Financial Corp.	14,350	107,051
BBCN Bancorp, Inc.	7,287	95,168
Texas Capital Bancshares, Inc.*	2,345	94,855
Home BancShares, Inc.	2,510	94,552
Pinnacle Financial Partners, Inc.*	3,981	92,996
ViewPoint Financial Group, Inc.	4,420	88,886
National Penn Bancshares, Inc.	7,842	83,831
Portfolio Recovery Associates, Inc.*	647	82,117
FNB Corp.	5,639	68,232
Bank of the Ozarks, Inc.	1,360	60,316
First Cash Financial Services, Inc.*	1,024	59,740
Encore Capital Group, Inc.*	1,910	57,491
Wilshire Bancorp, Inc.*	8,370	56,749
Geo Group, Inc.	1,400	52,668
Universal Health Realty Income Trust	850	49,054
MarketAxess Holdings, Inc.	1,160	43,268
Boston Private Financial Holdings, Inc.	3,970	39,224
eHealth, Inc.*	2,032	36,332
Total Financials		2,057,051
Consumer Discretionary - 15.3%
Winnebago Industries, Inc.*	7,820	161,405
Tuesday Morning Corp.*	17,632	136,824
Arctic Cat, Inc.*	2,550	111,434
Drew Industries, Inc.	2,920	106,025
Multimedia Games Holding
Company, Inc.*	4,010	83,689
Lumber Liquidators Holdings, Inc.*	1,140	80,051
Dorman Products, Inc.	2,140	79,629
Sturm Ruger & Company, Inc.	1,524	77,313
Movado Group, Inc.	1,950	65,364
Steven Madden Ltd.*	1,404	60,569
Coinstar, Inc.*,1	1,009	58,946
iRobot Corp.*	1,860	47,728
M/I Homes, Inc.*	1,710	41,810
Buffalo Wild Wings, Inc.*	463	40,527
Pool Corp.	820	39,360
Ethan Allen Interiors, Inc.	1,190	39,175
SHFL Entertainment, Inc.*	2,260	37,448
Select Comfort Corp.*	1,882	37,207
Papa John’s International, Inc.*	565	34,928
Brunswick Corp.	1,000	34,220
Oxford Industries, Inc.	620	32,922
Vitamin Shoppe, Inc.*	651	31,801
rue21, Inc.*	996	29,272
Meritage Homes Corp.*	600	28,116
American Public Education, Inc.*	675	23,551
Total Consumer Discretionary		1,519,314
Health Care - 13.2%
MWI Veterinary Supply, Inc.*	809	106,998
Medicines Co.*	2,967	99,158
Akorn, Inc.*	6,340	87,682
Bio-Reference Labs, Inc.*	2,980	77,421
Luminex Corp.*	4,621	76,339
Greatbatch, Inc.*	2,310	68,999
PAREXEL International Corp.*	1,640	64,796
Analogic Corp.	778	61,478

178 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
S&P smallcap 600® PURE growth FUND

	Shares	Value

Acorda Therapeutics, Inc.*	1,892	$60,600
ViroPharma, Inc.*	2,403	60,459
Cyberonics, Inc.*	1,106	51,772
Cantel Medical Corp.	1,700	51,102
Air Methods Corp.	1,027	49,542
Hanger, Inc.*	1,570	49,502
Cambrex Corp.*	3,850	49,242
Abaxis, Inc.	1,010	47,793
Salix Pharmaceuticals Ltd.*	860	44,015
HealthStream, Inc.*	1,700	38,998
Spectrum Pharmaceuticals, Inc.[1]	4,821	35,965
Arqule, Inc.*	12,613	32,668
ICU Medical, Inc.*	545	32,128
Questcor Pharmaceuticals, Inc.[1]	831	27,041
Neogen Corp.*	478	23,694
Landauer, Inc.	379	21,368
Total Health Care		1,318,760
Industrials - 7.8%
On Assignment, Inc.*	5,840	147,810
Standex International Corp.	2,178	120,269
Lydall, Inc.*	5,300	81,355
Toro Co.	1,550	71,362
Lindsay Corp.	773	68,163
AZZ, Inc.	1,365	65,793
Allegiant Travel Co. — Class A	741	65,786
Old Dominion Freight Line, Inc.*	1,620	61,884
Healthcare Services Group, Inc.	1,430	36,651
Quanex Building Products Corp.	1,940	31,234
Franklin Electric Company, Inc.	798	26,789
Total Industrials		777,096
Materials - 5.0%
PolyOne Corp.	3,470	84,702
SunCoke Energy, Inc.*	4,370	71,362
American Vanguard Corp.	2,260	69,020
Deltic Timber Corp.	776	53,327
HB Fuller Co.	1,210	47,287
Quaker Chemical Corp.	690	40,724
Headwaters, Inc.*	3,680	40,112
Eagle Materials, Inc.	503	33,515
Texas Industries, Inc.*	510	32,186
Globe Specialty Metals, Inc.	1,630	22,690
Total Materials		494,925
Consumer Staples - 3.8%
Prestige Brands Holdings, Inc.*	4,670	119,973
Darling International, Inc.*	5,293	95,062
Medifast, Inc.*	2,952	67,660
Hain Celestial Group, Inc.*	950	58,026
Inter Parfums, Inc.	1,540	37,622
Total Consumer Staples		378,343
Energy - 2.5%
Geospace Technologies Corp.*	1,740	187,781
Gulfport Energy Corp.*	1,428	65,445
Total Energy		253,226
Total Common Stocks
(Cost $7,923,530)		9,928,860

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 1.0%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$54,346	54,346
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	44,587	44,587
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	4,520	4,520
Total Repurchase Agreements
(Cost $103,453)		103,453
SECURITIES LENDING COLLATERAL††,3 - 1.5%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	85,218	85,218
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	67,037	67,037
Total Securities Lending Collateral
(Cost $152,255)		152,255
Total Investments - 102.2%
(Cost $8,179,238)		$10,184,568
Other Assets & Liabilities, net - (2.2)%		(223,102)
Total Net Assets - 100.0%		$9,961,466

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.

REIT — Real Estate Investment Trust

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 179

S&P smallcap 600® PURE growth FUND

STATEMENT OF ASSETS AND LIABILITIES
March 28, 2013

Assets:
Investments, at value - including $152,857 of securities loaned
(cost $7,923,530)	$9,928,860
Repurchase agreements, at value
(cost $255,708)	255,708
Total investments
(cost $8,179,238)	10,184,568
Cash	697
Receivables:
Fund shares sold	197,487
Interest	1,112
Dividends	1,005
Total assets	10,384,869

Liabilities:
Payable for:
Securities purchased	250,212
Upon return of securities loaned	152,255
Management fees	6,422
Distribution and service fees	4,095
Transfer agent and administrative fees	2,141
Fund shares redeemed	1,503
Portfolio accounting fees	856
Miscellaneous	5,919
Total liabilities	423,403
Net assets	$9,961,466
Net assets consist of:
Paid in capital	$18,066,775
Accumulated net investment loss	(58,810)
Accumulated net realized loss on investments	(10,051,829)
Net unrealized appreciation on investments	2,005,330
Net assets	$9,961,466
A-Class:
Net assets	$994,877
Capital shares outstanding	23,719
Net asset value per share	$41.94
Maximum offering price per share
(Net asset value divided by 95.25%)	$44.03
C-Class:
Net assets	$3,122,129
Capital shares outstanding	79,560
Net asset value per share	$39.24
H-Class:
Net assets	$5,844,460
Capital shares outstanding	139,351
Net asset value per share	$41.94

STATEMENT OF OPERATIONS
Year Ended March 28, 2013

Investment Income:
Dividends	$122,198
Income from securities lending, net	15,204
Interest	122
Total investment income	137,524

Expenses:
Management fees	134,826
Transfer agent and administrative fees	44,942
Distribution and service fees:
A-Class	2,424
C-Class	19,034
H-Class	37,759
Portfolio accounting fees	17,977
Registration fees	16,944
Trustees’ fees*	3,116
Custodian fees	3,037
Miscellaneous	4,713
Total expenses	284,772
Net investment loss	(147,248)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,739,856
Net realized gain	3,739,856
Net change in unrealized appreciation (depreciation) on:
Investments	(3,270,046)
Net change in unrealized appreciation (depreciation)	(3,270,046)
Net realized and unrealized gain	469,810
Net increase in net assets resulting from operations	$322,562

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

180 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(147,248)	$(626,990)
Net realized gain (loss) on investments	3,739,856	(3,318,234)
Net change in unrealized appreciation (depreciation) on investments	(3,270,046)	(9,577,483)
Net increase (decrease) in net assets resulting from operations	322,562	(13,522,707)

Capital share transactions:
Proceeds from sale of shares
A-Class	262,159	29,768,714
C-Class	3,152,967	6,213,193
H-Class	115,243,662	307,332,512
Cost of shares redeemed
A-Class	(376,615)	(31,305,259)
C-Class	(2,707,371)	(6,576,491)
H-Class	(138,735,744)	(356,380,909)
Net decrease from capital share transactions	(23,160,942)	(50,948,240)
Net decrease in net assets	(22,838,380)	(64,470,947)

Net assets:
Beginning of year	32,799,846	97,270,793
End of year	$9,961,466	$32,799,846
Accumulated net investment loss at end of year	$(58,810)	$(9,714)

Capital share activity:
Shares sold
A-Class	6,970	911,948
C-Class	85,398	183,065
H-Class	3,009,338	8,576,270
Shares redeemed
A-Class	(10,058)	(943,812)
C-Class	(77,582)	(201,004)
H-Class	(3,639,339)	(10,359,949)
Net decrease in shares	(625,273)	(1,833,482)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$37.97	$36.06	$28.49	$16.93	$27.43
Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.35)	(.34)	(.28)	(.19)
Net gain (loss) on investments (realized and unrealized)	4.09	2.26	7.91	11.84	(10.31)
Total from investment operations	3.97	1.91	7.57	11.56	(10.50)
Net asset value, end of period	$41.94	$37.97	$36.06	$28.49	$16.93

Total Return[b]	10.46%	5.30%	26.57%	68.28%	(33.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$995	$1,018	$2,115	$750	$117
Ratios to average net assets:
Net investment loss	(0.31%)	(1.00%)	(1.15%)	(1.15%)	(0.73%)
Total expenses	1.51%	1.52%	1.54%	1.54%	1.54%
Portfolio turnover rate	645%	500%	732%	1,476%	1,066%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$35.79	$34.25	$27.25	$16.32	$26.65
Income (loss) from investment operations:
Net investment loss[a]	(.42)	(.57)	(.54)	(.42)	(.32)
Net gain (loss) on investments (realized and unrealized)	3.87	2.11	7.54	11.35	(10.01)
Total from investment operations	3.45	1.54	7.00	10.93	(10.33)
Net asset value, end of period	$39.24	$35.79	$34.25	$27.25	$16.32

Total Return[b]	9.64%	4.50%	25.69%	66.97%	(38.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,122	$2,568	$3,072	$1,658	$369
Ratios to average net assets:
Net investment loss	(1.17%)	(1.71%)	(1.80%)	(1.82%)	(1.28%)
Total expenses	2.26%	2.26%	2.29%	2.28%	2.29%
Portfolio turnover rate	645%	500%	732%	1,476%	1,066%

182 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$37.97	$36.07	$28.48	$16.94	$27.45
Income (loss) from investment operations:
Net investment loss[a]	(.31)	(.39)	(.34)	(.25)	(.13)
Net gain (loss) on investments (realized and unrealized)	4.28	2.29	7.93	11.79	(10.38)
Total from investment operations	3.97	1.90	7.59	11.54	(10.51)
Net asset value, end of period	$41.94	$37.97	$36.07	$28.48	$16.94

Total Return[b]	10.46%	5.27%	26.65%	68.12%	(38.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,844	$29,214	$92,084	$10,072	$9,795
Ratios to average net assets:
Net investment loss	(0.81%)	(1.10%)	(1.07%)	(1.05%)	(0.55%)
Total expenses	1.50%	1.52%	1.55%	1.53%	1.56%
Portfolio turnover rate	645%	500%	732%	1,476%	1,066%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 183

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE:  Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the one-year period ended March 28, 2013, S&P SmallCap 600® Pure Value Fund H-Class returned 14.53%, compared with a return of 17.65% for the S&P SmallCap 600 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Small-cap value stocks outperformed their small-cap growth stock counterparts.

The sectors contributing the most to return were the Consumer Discretionary sector, the largest in the Fund, and Financials sector. The only sector detracting from return was the Information Technology sector.

The stocks contributing the most to return in the S&P SmallCap 600 Pure Value Index were Brown Shoe Company, Inc., OfficeMax, Inc. and Stewart Information Services Corp. Those detracting the most from return of the underlying index were Career Education Corp., VOXX International Corp. and Corinthian Colleges, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
VOXX International Corp. — Class A	2.2%
CIBER, Inc.	1.7%
Kelly Services, Inc. — Class A	1.6%
SkyWest, Inc.	1.5%
AAR Corp.	1.5%
Olympic Steel, Inc.	1.5%
Boyd Gaming Corp.	1.4%
Arkansas Best Corp.	1.4%
OfficeMax, Inc.	1.4%
Tower Group International Ltd.	1.3%
Top Ten Total	15.5%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

184 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	14.53%	5.14%	3.94%
A-Class Shares with sales charge†	9.10%	4.13%	3.36%
S&P SmallCap 600 Pure Value Index	17.65%	9.39%	8.36%

			(02/20/04)
C-Class Shares	13.70%	4.30%	3.02%
C-Class Shares with CDSC‡	12.70%	4.30%	3.02%
H-Class Shares	14.53%	5.10%	3.80%
S&P SmallCap 600 Pure Value Index	17.65%	9.39%	8.03%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 185

SCHEDULE OF INVESTMENTS	March 28, 2013
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.4%

CONSUMER DISCRETIONARY - 23.5%
VOXX International Corp. — Class A*	73,514	$787,335
Boyd Gaming Corp.*,1	62,405	516,090
OfficeMax, Inc.	43,677	507,091
Quiksilver, Inc.*	70,010	424,961
Corinthian Colleges, Inc.*,1	195,328	410,189
MarineMax, Inc.*	28,214	383,428
Pep Boys-Manny Moe & Jack*	32,073	378,141
Fred’s, Inc. — Class A	24,335	332,903
Live Nation Entertainment, Inc.*	22,562	279,092
Stein Mart, Inc.	31,908	267,390
Group 1 Automotive, Inc.	4,427	265,930
Perry Ellis International, Inc.	14,607	265,701
Spartan Motors, Inc.	50,020	265,606
American Greetings Corp. — Class A	16,400	264,040
Kirkland’s, Inc.*	22,903	262,468
Sonic Automotive, Inc. — Class A	11,800	261,488
Ruby Tuesday, Inc.*	32,539	239,813
Universal Electronics, Inc.*	10,249	238,289
Standard Motor Products, Inc.	8,510	235,897
Lincoln Educational Services Corp.	40,085	234,898
Blyth, Inc.[1]	13,320	231,235
Big 5 Sporting Goods Corp.	13,080	204,179
JAKKS Pacific, Inc.	15,917	166,969
ITT Educational Services, Inc.*,1	11,830	163,017
Red Robin Gourmet Burgers, Inc.*	3,402	155,131
Marcus Corp.	11,575	144,572
Genesco, Inc.*	2,290	137,606
EW Scripps Co. — Class A*	10,985	132,150
Career Education Corp.*	44,392	105,209
Men’s Wearhouse, Inc.	2,920	97,586
Biglari Holdings, Inc.*	260	97,029
Monarch Casino & Resort, Inc.*	8,965	87,229
Total Consumer Discretionary		8,542,662
INDUSTRIALS - 19.3%
Kelly Services, Inc. — Class A	31,915	596,173
SkyWest, Inc.	34,306	550,611
AAR Corp.	29,598	544,308
Arkansas Best Corp.	43,433	507,297
Griffon Corp.	29,359	349,959
United Stationers, Inc.	8,384	324,042
ABM Industries, Inc.	14,513	322,769
CDI Corp.	17,892	307,743
Comfort Systems USA, Inc.	19,069	268,682
Consolidated Graphics, Inc.*	6,604	258,216
EMCOR Group, Inc.	5,583	236,663
Orbital Sciences Corp.*	13,790	230,155
Gibraltar Industries, Inc.*	12,440	227,030
Viad Corp.	7,955	220,035
Universal Forest Products, Inc.	5,494	218,716
TrueBlue, Inc.*	10,250	216,685
Navigant Consulting, Inc.*	15,580	204,721
Atlas Air Worldwide Holdings, Inc.*	4,850	197,686
Heidrick & Struggles International, Inc.	13,000	194,350
Moog, Inc. — Class A*	3,440	157,655
Curtiss-Wright Corp.	4,060	140,882
Astec Industries, Inc.	3,900	136,227
Dycom Industries, Inc.*	6,610	130,151
Korn/Ferry International*	6,490	115,911
Insperity, Inc.	3,661	103,863
Powell Industries, Inc.*	1,877	98,674
Briggs & Stratton Corp.[1]	3,903	96,794
Dolan Co.*	20,145	48,147
Total Industrials		7,004,145
INFORMATION TECHNOLOGY - 16.3%
CIBER, Inc.*	127,484	599,175
SYNNEX Corp.*	11,723	433,752
Insight Enterprises, Inc.*	20,028	412,977
Benchmark Electronics, Inc.*	20,811	375,013
CACI International, Inc. — Class A*	5,720	331,016
ScanSource, Inc.*	10,933	308,529
Brooks Automation, Inc.	28,540	290,537
Super Micro Computer, Inc.*	24,916	281,302
Radisys Corp.*	55,653	273,813
Plexus Corp.*	10,439	253,772
Anixter International, Inc.	3,209	224,373
GT Advanced Technologies, Inc.*,1	66,840	219,904
Methode Electronics, Inc.	16,010	206,209
CTS Corp.	18,312	191,177
United Online, Inc.	30,667	184,922
Sykes Enterprises, Inc.*	10,796	172,304
Newport Corp.*	10,140	171,569
QuinStreet, Inc.*	26,337	157,232
Bel Fuse, Inc. — Class B	9,704	151,480
Mercury Systems, Inc.*	18,094	133,353
Digital River, Inc.*	8,930	126,270
Pericom Semiconductor Corp.*	13,379	91,111
Comtech Telecommunications Corp.	3,380	82,066
Rubicon Technology, Inc.*	12,000	79,200
Cohu, Inc.	8,261	77,323
Digi International, Inc.*	8,113	72,449
Total Information Technology		5,900,828
FINANCIALS - 12.3%
Tower Group International Ltd.	25,023	461,675
Meadowbrook Insurance Group, Inc.	58,731	414,054
United Fire Group, Inc.	13,532	344,660
Stewart Information Services Corp.	13,328	339,464
Horace Mann Educators Corp.	13,967	291,212
First BanCorp*	44,679	278,350
Cash America International, Inc.	4,600	241,362
Selective Insurance Group, Inc.	9,705	233,017
Calamos Asset Management, Inc. — Class A	17,818	209,718
Infinity Property & Casualty Corp.	3,620	203,444
SWS Group, Inc.*	32,481	196,510
Navigators Group, Inc.*	3,280	192,700

186 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Bank Mutual Corp.	30,724	$169,904
Umpqua Holdings Corp.	11,470	152,092
Interactive Brokers Group, Inc. — Class A	9,600	143,136
Safety Insurance Group, Inc.	2,803	137,767
EZCORP, Inc. — Class A*	5,910	125,883
Provident Financial Services, Inc.	7,290	111,318
Stifel Financial Corp.*	3,030	105,050
Old National Bancorp	6,320	86,900
Total Financials		4,438,216
HEALTH CARE - 8.2%
Amedisys, Inc.*	40,541	450,816
PharMerica Corp.*	24,065	336,910
Kindred Healthcare, Inc.*	30,203	318,038
Gentiva Health Services, Inc.*	27,426	296,749
Invacare Corp.	20,931	273,150
Almost Family, Inc.	12,879	263,118
Magellan Health Services, Inc.*	3,580	170,300
Cross Country Healthcare, Inc.*	31,224	165,799
LHC Group, Inc.*	7,502	161,218
Molina Healthcare, Inc.*	5,220	161,141
Centene Corp.*	3,450	151,938
Affymetrix, Inc.*	22,816	107,692
Ensign Group, Inc.	2,880	96,192
Total Health Care		2,953,061
MATERIALS - 7.6%
Olympic Steel, Inc.	22,284	532,587
OM Group, Inc.*	17,843	418,954
Materion Corp.	14,247	406,040
AM Castle & Co.*	19,660	344,050
PH Glatfelter Co.	10,670	249,464
A. Schulman, Inc.	7,099	224,044
Zep, Inc.	13,043	195,775
Century Aluminum Co.*	18,925	146,480
Clearwater Paper Corp.*	2,650	139,629
Kaiser Aluminum Corp.	1,700	109,905
Total Materials		2,766,928
CONSUMER STAPLES - 6.1%
Alliance One International, Inc.*	115,098	447,731
Spartan Stores, Inc.	24,045	421,990
Seneca Foods Corp. — Class A*	11,993	396,009
Andersons, Inc.	7,352	393,479
Central Garden and Pet Co. — Class A*	23,884	196,326
Casey’s General Stores, Inc.	3,360	195,888
Nash Finch Co.	7,955	155,759
Total Consumer Staples		2,207,182
Energy - 5.0%
Basic Energy Services, Inc.*,1	29,320	400,804
Pioneer Energy Services Corp.*	36,580	301,785
Matrix Service Co.*	19,994	297,911
Swift Energy Co.*	11,231	166,331
TETRA Technologies, Inc.*	14,160	145,282
Cloud Peak Energy, Inc.*	6,690	125,638
Stone Energy Corp.*	4,820	104,835
SEACOR Holdings, Inc.	1,420	104,626
Era Group, Inc.*	4,930	103,530
Gulf Island Fabrication, Inc.	3,100	65,286
Total Energy		1,816,028
TELECOMMUNICATION SERVICES - 0.8%
USA Mobility, Inc.	12,790	169,723
Cbeyond, Inc.*	14,870	110,484
Total Telecommunication Services		280,207
Utilities - 0.3%
Avista Corp.	4,066	111,408
Total Common Stocks
(Cost $31,544,633)		36,020,665

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 0.2%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$34,453	34,453
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	28,266	28,266
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	2,865	2,865
Total Repurchase Agreements
(Cost $65,584)		65,584
SECURITIES LENDING COLLATERAL††,3 - 1.4%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	276,440	276,440
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	217,463	217,463
Total Securities Lending Collateral
(Cost $493,903)		493,903
Total Investments - 101.0%
(Cost $32,104,120)		$36,580,152
Other Assets & Liabilities, net - (1.0)%		(354,072)
Total Net Assets - 100.0%		$36,226,080

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.
[2]	Repurchase Agreements — See Note 5.
[3]	Securities lending collateral — See Note 11.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 187

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $470,483 of securities loaned
(cost $31,544,633)	$36,020,665
Repurchase agreements, at value
(cost $559,487)	559,487
Total investments
(cost $32,104,120)	36,580,152
Cash	9,667
Receivables:
Securities sold	282,226
Fund shares sold	111,541
Dividends	13,596
Interest	1,026
Total assets	36,998,208
Liabilities:
Payable for:
Upon return of securities loaned	493,903
Fund shares redeemed	232,031
Management fees	21,165
Distribution and service fees	9,582
Transfer agent and administrative fees	7,055
Portfolio accounting fees	2,822
Miscellaneous	5,570
Total liabilities	772,128
Net assets	$36,226,080
Net assets consist of:
Paid in capital	$66,308,948
Accumulated net investment loss	(59,464)
Accumulated net realized loss on investments	(34,499,436)
Net unrealized appreciation on investments	4,476,032
Net assets	$36,226,080
A-Class:
Net assets	$1,550,940
Capital shares outstanding	79,314
Net asset value per share	$19.55
Maximum offering price per share
(Net asset value divided by 95.25%)	$20.52
C-Class:
Net assets	$3,931,828
Capital shares outstanding	224,486
Net asset value per share	$17.51
H-Class:
Net assets	$30,743,312
Capital shares outstanding	1,578,650
Net asset value per share	$19.47

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends	$252,474
Income from securities lending, net	3,018
Interest	170
Total investment income	255,662

Expenses:
Management fees	157,074
Transfer agent and administrative fees	52,358
Distribution and service fees:
A-Class	2,224
C-Class	26,550
H-Class	43,496
Portfolio accounting fees	20,943
Custodian fees	3,465
Trustees’ fees*	2,876
Miscellaneous	27,177
Total expenses	336,163
Net investment loss	(80,501)

Net Realized And Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,767,052
Net realized gain	1,767,052
Net change in unrealized appreciation (depreciation) on:
Investments	(1,845,358)
Net change in unrealized appreciation (depreciation)	(1,845,358)
Net realized and unrealized loss	(78,306)
Net decrease in net assets resulting from operations	$(158,807)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

188 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600® PURE value FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(80,501)	$(211,950)
Net realized gain on investments	1,767,052	801,799
Net change in unrealized appreciation (depreciation) on investments	(1,845,358)	1,398,357
Net increase (decrease) in net assets resulting from operations	(158,807)	1,988,206

Capital share transactions:
Proceeds from sale of shares
A-Class	1,084,422	1,607,485
C-Class	3,744,708	3,511,546
H-Class	180,897,767	235,758,088
Cost of shares redeemed
A-Class	(622,298)	(8,919,019)
C-Class	(2,186,008)	(3,810,568)
H-Class	(173,747,207)	(229,990,161)
Net increase (decrease) from capital share transactions	9,171,384	(1,842,629)
Net increase in net assets	9,012,577	145,577

Net assets:
Beginning of year	27,213,503	27,067,926
End of year	$36,226,080	$27,213,503
Accumulated net investment loss at end of year	$(59,464)	$(124,123)

Capital share activity:
Shares sold
A-Class	61,434	93,288
C-Class	239,487	248,404
H-Class	10,656,634	15,003,556
Shares redeemed
A-Class	(38,446)	(544,754)
C-Class	(141,911)	(262,957)
H-Class	(10,507,170)	(14,494,039)
Net increase in shares	270,028	43,498

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 189

S&P SMALLCAP 600® PURE value FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.07	$17.42	$19.60	$11.08	$26.56
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.12)	(.13)	(.13)	.50
Net gain (loss) on investments (realized and unrealized)	2.49	(.23)	1.20	15.44	(15.61)
Total from investment operations	2.48	(.35)	1.07	15.31	(15.11)
Less distributions from:
Net investment income	—	—	—	(.03)	(.37)
Net realized gains	—	—	(3.25)	(6.76)	—
Total distributions	—	—	(3.25)	(6.79)	(.37)
Net asset value, end of period	$19.55	$17.07	$17.42	$19.60	$11.08

Total Return[b]	14.53%	(2.01%)	6.98%	150.09%	(57.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,551	$961	$8,845	$5,529	$78
Ratios to average net assets:
Net investment income (loss)	(0.08%)	(0.71%)	(0.73%)	(0.62%)	2.04%
Total expenses	1.51%	1.53%	1.53%	1.53%	1.54%
Portfolio turnover rate	655%	744%	692%	443%	878%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.40	$15.85	$18.27	$10.62	$25.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.20)	(.23)	(.27)	.04
Net gain (loss) on investments (realized and unrealized)	2.24	(.25)	1.06	14.71	(14.76)
Total from investment operations	2.11	(.45)	.83	14.44	(14.72)
Less distributions from:
Net investment income	—	—	—	(.03)	(.37)
Net realized gains	—	—	(3.25)	(6.76)	—
Total distributions	—	—	(3.25)	(6.79)	(.37)
Net asset value, end of period	$17.51	$15.40	$15.85	$18.27	$10.62

Total Return[b]	13.70%	(2.84%)	6.12%	148.23%	(57.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,932	$1,955	$2,243	$8,999	$691
Ratios to average net assets:
Net investment income (loss)	(0.84%)	(1.39%)	(1.37%)	(1.39%)	0.21%
Total expenses	2.26%	2.26%	2.28%	2.28%	2.32%
Portfolio turnover rate	655%	744%	692%	443%	878%

190 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

S&P SMALLCAP 600® PURE value FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.00	$17.38	$19.57	$11.07	$26.53
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.11)	(.11)	(.12)	.27
Net gain (loss) on investments (realized and unrealized)	2.53	(.27)	1.17	15.41	(15.36)
Total from investment operations	2.47	(.38)	1.06	15.29	(15.09)
Less distributions from:
Net investment income	—	—	—	(.03)	(.37)
Net realized gains	—	—	(3.25)	(6.76)	—
Total distributions	—	—	(3.25)	(6.79)	(.37)
Net asset value, end of period	$19.47	$17.00	$17.38	$19.57	$11.07

Total Return[b]	14.53%	(2.19%)	6.94%	150.07%	(57.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30,743	$24,298	$15,980	$216,500	$21,489
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.69%)	(0.56%)	0.62%	1.40%
Total expenses	1.51%	1.49%	1.54%	1.54%	1.55%
Portfolio turnover rate	655%	744%	692%	443%	878%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 191

performance report and FUND PROFILE (Unaudited)	March 28, 2013

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the Europe STOXX 50® Index (the “underlying index”).

For the one-year period ended March 28, 2013, Europe 1.25x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 125% of the daily price movement of the Europe STOXX 50 Index. Europe 1.25x Strategy Fund H-Class returned 13.06% while the Europe STOXX 50 Index returned 9.87% over the same period.

The sectors contributing the most to return of the underlying index were Health Care and Consumer Staples. Materials and Energy detracted most from return of the underlying index.

The stocks contributing most to performance of the underlying index were Novartis AG, Roche Holding AG and HSBC Holdings plc. Those detracting most from performance of the underlying index were BG Group plc, Anglo American plc and Credit Suisse Group AG.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Ten Largest Holdings (% of Total Net Assets)
Nestle S.A. ADR	3.2%
Novartis AG ADR	2.7%
HSBC Holdings plc ADR	2.7%
Roche Holding AG ADR	2.3%
Vodafone Group plc ADR	1.9%
BP plc ADR	1.8%
Sanofi ADR	1.7%
Unilever N.V.	1.7%
Royal Dutch Shell plc ADR	1.7%
GlaxoSmithKline plc ADR	1.6%
Top Ten Total	21.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

192 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,††

Average Annual Returns*,††

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
C-Class Shares	12.09%	-9.25%	4.26%
C-Class Shares with CDSC‡	11.09%	-9.25%	4.26%
H-Class Shares	13.06%	-8.56%	5.07%
Europe STOXX 50 Index	9.87%	-2.81%	7.64%

			Since
			Inception
	1 Year	5 Year	(03/31/04)
A-Class Shares	12.92%	-8.60%	0.33%
A-Class Shares with sales charge†	7.53%	-9.48%	-0.21%
Europe STOXX 50 Index	9.87%	-2.81%	3.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Europe STOXX 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

††	The effects of compounding and currency exchange rates may cause the longer-term correlation of the Fund to its benchmark to diminish.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 193

SCHEDULE OF INVESTMENTS	March 28, 2013
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 49.1%

Health Care - 10.5%
Novartis AG ADR	5,699	$405,997
Roche Holding AG ADR	5,811	340,525
Sanofi ADR	5,074	259,180
GlaxoSmithKline plc ADR	5,297	248,482
Bayer AG ADR	1,725	178,624
AstraZeneca plc ADR	2,745	137,195
Total Health Care		1,570,003
Consumer Staples - 9.7%
Nestle S.A. ADR	6,639	481,128
Unilever N.V.	6,242	255,922
British American Tobacco plc ADR	2,179	233,262
Diageo plc ADR	1,372	172,652
Anheuser-Busch InBev N.V. ADR	1,578	157,090
Tesco plc ADR	5,333	93,168
Imperial Tobacco Group plc ADR	1,019	71,330
Total Consumer Staples		1,464,552
Financials - 9.3%
HSBC Holdings plc ADR	7,610	405,917
Banco Santander S.A. ADR	32,233	219,507
Allianz SE ADR	9,311	126,630
UBS AG	7,310	112,501
BNP Paribas S.A. ADR	4,288	111,016
Barclays plc ADR[1]	5,794	102,901
Banco Bilbao Vizcaya Argentaria S.A. ADR	11,287	98,987
Zurich Insurance Group AG ADR	3,087	86,498
Deutsche Bank AG	1,965	76,871
ING Groep N.V. ADR*	8,039	57,961
Total Financials		1,398,789
Energy - 6.6%
BP plc ADR	6,579	278,621
Royal Dutch Shell plc ADR	3,927	255,883
Total S.A. ADR	4,682	224,642
Eni SpA ADR	2,743	123,133
BG Group plc ADR	6,939	119,004
Total Energy		1,001,283
Materials - 3.3%
BASF SE ADR	1,883	165,327
BHP Billiton plc ADR	2,249	130,577
Rio Tinto plc ADR[1]	2,698	127,022
Anglo American plc ADR	5,825	74,968
Total Materials		497,894
Telecommunication Services - 3.1%
Vodafone Group plc ADR	10,329	293,447
Telefonica S.A. ADR	8,082	109,188
Deutsche Telekom AG ADR	6,143	64,993
Total Telecommunication Services		467,628
Industrials - 2.3%
Siemens AG ADR	1,733	186,818
ABB Ltd. ADR	4,840	110,158
Schneider Electric S.A. ADR	3,803	55,714
Total Industrials		352,690
Consumer Discretionary - 1.7%
LVMH Moet Hennessy Louis Vuitton
S.A. ADR	2,844	97,435
Cie Financiere Richemont S.A. ADR	10,641	83,213
Hennes & Mauritz AB ADR	10,152	72,384
Total Consumer Discretionary		253,032
Information Technology - 1.5%
SAP AG ADR[1]	1,912	153,992
Telefonaktiebolaget LM Ericsson —
Class B ADR	6,245	78,687
Total Information Technology		232,679
Utilities - 1.1%
National Grid plc ADR	1,553	90,090
E.ON SE ADR	4,268	74,903
Total Utilities		164,993
Total Common Stocks
(Cost $7,220,865)		7,403,543

	Face
	Amount
REPURCHASE AGREEMENTS††,2 - 38.5%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$3,047,365	3,047,365
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	2,500,081	2,500,081
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	253,425	253,425
Total Repurchase Agreements
(Cost $5,800,871)		5,800,871
SECURITIES LENDING COLLATERAL††,3 - 0.3%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	25,506	25,506
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	20,064	20,064
Total Securities Lending Collateral
(Cost $45,570)		45,570
Total Investments - 87.9%
(Cost $13,067,306)		$13,249,984
Other Assets & Liabilities, net - 12.1%		1,819,676
Total Net Assets - 100.0%		$15,069,660

194 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
europe 1.25x strategy FUND

		Unrealized
	Contracts	Gain (Loss)
EQUITY FUTURES CONTRACTS PURCHASED††
June 2013 STOXX 50 Index
Futures Contracts
(Aggregate Value of
Contracts $7,666,816)	225	$17,739
June 2013 EURO STOXX 50 Index
Futures Contracts
(Aggregate Value of
Contracts $3,584,193)	109	(16,432)
(Total Aggregate Value of
Contracts $11,251,009)		$1,307
CURRENCY FUTURES CONTRACTS PURCHASED†
June 2013 Euro FX Currency
Futures Contracts
(Aggregate Value of
Contracts $11,221,000)	70	$(56,669)

Country Diversification

The pie chart above reflects percentages of the market value of Common Stocks.

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.

[2]	Repurchase Agreements — See Note 5.

[3]	Securities lending collateral — See Note 11.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 195

europe 1.25x strategy FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $44,820 of securities loaned
(cost $7,220,865)	$7,403,543
Repurchase agreements, at value
(cost $5,846,441)	5,846,441
Total investments
(cost $13,067,306)	13,249,984
Segregated cash with broker	911,997
Due from broker	7,589
Receivables:
Fund shares sold	1,125,618
Variation margin	88,772
Dividends	47,547
Foreign taxes reclaim	6,118
Interest	73
Total assets	15,437,698
Liabilities:
Payable for:
Fund shares redeemed	273,445
Upon return of securities loaned	45,570
Management fees	10,926
Distribution and service fees	3,338
Transfer agent and administrative fees	3,035
Portfolio accounting fees	1,214
Miscellaneous	30,510
Total liabilities	368,038
Net assets	$15,069,660
Net assets consist of:
Paid in capital	$28,341,366
Accumulated net investment loss	(56,149)
Accumulated net realized loss on investments	(13,342,866)
Net unrealized appreciation on investments and foreign currency	127,309
Net assets	$15,069,660
A-Class:
Net assets	$3,915,651
Capital shares outstanding	276,482
Net asset value per share	$14.16
Maximum offering price per share
(Net asset value divided by 95.25%)	$14.87
C-Class:
Net assets	$401,757
Capital shares outstanding	31,167
Net asset value per share	$12.89
H-Class:
Net assets	$10,752,252
Capital shares outstanding	757,358
Net asset value per share	$14.20

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $19,375)	$357,195
Interest	10,955
Income from securities lending, net	2,185
Total investment income	370,335

Expenses:
Management fees	224,544
Transfer agent and administrative fees	62,373
Distribution and service fees:
A-Class	20,988
C-Class	6,088
H-Class	39,863
Portfolio accounting fees	24,949
Custodian fees	3,498
Trustees’ fees*	1,548
Miscellaneous	38,946
Total expenses	422,797
Net investment loss	(52,462)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,085,689
Futures contracts	2,487,922
Foreign currency	(14,298)
Net realized gain	3,559,313
Net change in unrealized appreciation (depreciation) on:
Investments	108,788
Futures contracts	69,580
Foreign currency	372
Net change in unrealized appreciation (depreciation)	178,740
Net realized and unrealized gain	3,738,053
Net increase in net assets resulting from operations	$3,685,591

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

196 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

europe 1.25x strategy FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$(52,462)	$156,975
Net realized gain on investments and foreign currency	3,559,313	600,098
Net change in unrealized appreciation (depreciation) on investments and foreign currency	178,740	(2,515,876)
Net increase (decrease) in net assets resulting from operations and foreign currency	3,685,591	(1,758,803)

Distributions to shareholders from:
Net investment income
A-Class	(60,314)	—
C-Class	(2,197)	—
H-Class	(58,838)	—
Total distributions to shareholders	(121,349)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	90,816,378	9,432,391
C-Class	5,587,424	14,386,018
H-Class	241,512,218	171,570,269
Distributions reinvested
A-Class	59,279	—
C-Class	2,187	—
H-Class	58,304	—
Cost of shares redeemed
A-Class	(90,230,686)	(8,804,569)
C-Class	(5,730,709)	(14,574,700)
H-Class	(239,461,432)	(185,689,568)
Net increase (decrease) from capital share transactions	2,612,963	(13,680,159)
Net increase (decrease) in net assets	6,177,205	(15,438,962)

Net assets:
Beginning of year	8,892,455	24,331,417
End of year	$15,069,660	$8,892,455
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(56,149)	$121,348

Capital share activity:
Shares sold
A-Class	7,021,653	714,987
C-Class	486,881	1,264,090
H-Class	18,478,661	13,533,222
Shares issued from reinvestment of distributions
A-Class	4,388	—
C-Class	177	—
H-Class	4,309	—
Shares redeemed
A-Class	(6,804,798)	(692,132)
C-Class	(493,981)	(1,275,181)
H-Class	(18,342,051)	(14,569,374)
Net increase (decrease) in shares	355,239	(1,024,388)

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 197

europe 1.25x strategy FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.57	$14.06	$14.18	$8.36	$22.25
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	.10	.08	.04	.18
Net gain (loss) on investments (realized and unrealized)	1.65	(1.59)	(.20)	5.78	(14.07)
Total from investment operations	1.62	(1.49)	(.12)	5.82	(13.89)
Less distributions from:
Net investment income	(.03)	—	—	—	—
Total distributions	(.03)	—	—	—	—
Net asset value, end of period	$14.16	$12.57	$14.06	$14.18	$8.36

Total Return[b]	12.92%	(10.60%)	(0.85%)	69.62%	(62.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,916	$694	$455	$463	$316
Ratios to average net assets:
Net investment income (loss)	(0.23%)	0.77%	0.66%	0.33%	1.05%
Total expenses	1.67%	1.67%	1.69%	1.66%	1.68%
Portfolio turnover rate	903%	318%	515%	1,353%	384%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$11.53	$12.97	$13.17	$7.83	$21.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.10)	— [c]	.03	(.04)	.07
Net gain (loss) on investments (realized and unrealized)	1.49	(1.44)	(.23)	5.38	(13.24)
Total from investment operations	1.39	(1.44)	(.20)	5.34	(13.17)
Less distributions from:
Net investment income	(.03)	—	—	—	—
Total distributions	(.03)	—	—	—	—
Net asset value, end of period	$12.89	$11.53	$12.97	$13.17	$7.83

Total Return[b]	12.09%	(11.10%)	(1.52%)	68.20%	(62.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$402	$439	$638	$2,111	$754
Ratios to average net assets:
Net investment income (loss)	(0.83%)	0.03%	0.22%	(0.36%)	0.42%
Total expenses	2.42%	2.43%	2.43%	2.42%	2.43%
Portfolio turnover rate	903%	318%	515%	1,353%	384%

198 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.59	$14.06	$14.20	$8.36	$22.26
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.16	.09	.03	.21
Net gain (loss) on investments (realized and unrealized)	1.66	(1.63)	(.23)	5.81	(14.11)
Total from investment operations	1.64	(1.47)	(.14)	5.84	(13.90)
Less distributions from:
Net investment income	(.03)	—	—	—	—
Total distributions	(.03)	—	—	—	—
Net asset value, end of period	$14.20	$12.59	$14.06	$14.20	$8.36

Total Return[b]	13.06%	(10.46%)	(0.99%)	69.86%	(62.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,752	$7,759	$23,238	$6,989	$4,739
Ratios to average net assets:
Net investment income (loss)	(0.18%)	1.22%	0.70%	0.21%	1.22%
Total expenses	1.67%	1.68%	1.69%	1.70%	1.71%
Portfolio turnover rate	903%	318%	515%	1,353%	384%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charge.
[c]	Net investment income is less than $0.01 per share.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 199

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 28, 2013, Japan 2x Strategy Fund maintained a daily correlation of over 98% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund H-Class returned 12.59%, while the Nikkei-225 Stock Average Index returned 7.83% over the same time period.

The sectors contributing most to performance of the underlying index were Consumer Discretionary and Financials. The sectors detracting most from performance of the underlying index were Information Technology and Industrials.

Stocks contributing most to return of the underlying index were Fast Retailing Company Ltd., SoftBank Corp. and KDDI Corp. Those detracting most from performance of the underlying index were TDK Corp., Fanuc Corp. and Canon, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

200 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*,††

Average Annual Returns*,††
Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(02/22/08)
A-Class Shares	12.56%	-7.08%	-6.85%
A-Class Shares with sales charge†	7.21%	-7.97%	-7.74%
C-Class Shares	11.81%	-7.74%	-7.52%
C-Class Shares with CDSC‡	10.81%	-7.74%	-7.52%
H-Class Shares	12.59%	-7.02%	-6.80%
Nikkei-225 Stock Average Index	7.83%	0.96%	0.80%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
††	The effects of compounding and currency exchange rates may cause the longer-term correlation of the Fund to its benchmark to diminish.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The RYDEX FUNDS ANNUAL REPORT | 201

SCHEDULE OF INVESTMENTS	March 28, 2013
JAPAN 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 91.8%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$5,444,328	$5,444,328
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	4,466,565	4,466,565
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	452,760	452,760
Total Repurchase Agreements
(Cost $10,363,653)		10,363,653
Total Investments - 91.8%
(Cost $10,363,653)		$10,363,653
Other Assets & Liabilities, net - 8.2%		927,158
Total Net Assets - 100.0%		$11,290,811

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 Nikkei 225 Index
Futures Contracts
(Aggregate Value of
Contracts $22,535,425)	361	$1,058,934
CURRENCY FUTURES CONTRACTS PURCHASED†
June 2013 Japanese Yen
Futures Contracts
(Aggregate Value of
Contracts $22,717,350)	171	$459,797

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

202 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $10,363,653)	$10,363,653
Segregated cash with broker	1,022,200
Receivables:
Fund shares sold	150,978
Interest	120
Total assets	11,536,951

Liabilities:
Payable for:
Fund shares redeemed	160,770
Variation margin	70,775
Management fees	6,294
Distribution and service fees	2,222
Transfer agent and administrative fees	2,098
Portfolio accounting fees	839
Miscellaneous	3,142
Total Liabilities	246,140
Net assets	$11,290,811
Net assets consist of:
Paid in capital	$12,767,412
Accumulated net investment loss	(27,700)
Accumulated net realized loss on investments	(2,967,632)
Net unrealized appreciation on investments	1,518,731
Net assets	$11,290,811
A-Class:
Net assets	$2,025,164
Capital shares outstanding	116,454
Net asset value per share	$17.39
Maximum offering price per share
(Net asset value divided by 95.25%)	$18.26
C-Class:
Net assets	$245,682
Capital shares outstanding	14,659
Net asset value per share	$16.76
H-Class:
Net assets	$9,019,965
Capital shares outstanding	517,120
Net asset value per share	$17.44

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$4,604
Total investment income	4,604

Expenses:
Management fees	35,107
Transfer agent and administrative fees	11,702
Distribution and service fees:
A-Class	2,566
C-Class	1,202
H-Class	8,836
Portfolio accounting fees	4,681
Custodian fees	690
Trustees’ fees*	484
Miscellaneous	6,079
Total expenses	71,347
Net investment loss	(66,743)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(139,216)
Net realized loss	(139,216)
Net change in unrealized appreciation (depreciation) on:
Futures contracts	826,029
Net change in unrealized appreciation (depreciation)	826,029
Net realized and unrealized gain	686,813
Net increase in net assets resulting from operations	$620,070

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 203

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(66,743)	$(105,948)
Net realized loss on investments	(139,216)	(1,311,288)
Net change in unrealized appreciation (depreciation) on investments	826,029	149,144
Net increase (decrease) in net assets resulting from operations	620,070	(1,268,092)

Capital share transactions:
Proceeds from sale of shares
A-Class	4,927,467	6,900,436
C-Class	742,044	1,962,446
H-Class	47,073,229	59,130,720
Cost of shares redeemed
A-Class	(4,579,922)	(11,634,483)
C-Class	(627,063)	(1,938,876)
H-Class	(43,007,680)	(58,485,850)
Net increase (decrease) from capital share transactions	4,528,075	(4,065,607)
Net increase (decrease) in net assets	5,148,145	(5,333,699)

Net assets:
Beginning of year	6,142,666	11,476,365
End of year	$11,290,811	$6,142,666
Accumulated net investment loss at end of year	$(27,700)	$(13,890)

Capital share activity:
Shares sold
A-Class	342,232	480,177
C-Class	55,951	143,517
H-Class	3,436,691	3,972,584
Shares redeemed
A-Class	(318,220)	(784,460)
C-Class	(50,642)	(147,120)
H-Class	(3,214,905)	(4,034,878)
Net increase (decrease) in shares	251,107	(370,180)

204 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.45	$14.95	$16.49	$9.01	$25.12
Income (loss) from investment operations:
Net investment loss[a]	(.20)	(.22)	(.24)	(.19)	(.06)
Net gain (loss) on investments (realized and unrealized)	2.14	.72	(1.30)	7.67	(16.24)
Total from investment operations	1.94	.50	(1.54)	7.48	(16.30)
Less distributions from:
Net investment income	—	—	—	—	(.01)
Total distributions	—	—	—	—	(.01)
Payments by affiliates	—	—	—	—	.20	b
Net asset value, end of period	$17.39	$15.45	$14.95	$16.49	$9.01

Total Return[c]	12.56%	3.34%	(9.34%)	83.02%	(64.10%)[b]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,025	$1,428	$5,931	$2,234	$299
Ratios to average net assets:
Net investment loss	(1.40%)	(1.49%)	(1.45%)	(1.42%)	(0.42%)
Total expenses	1.51%	1.51%	1.55%	1.53%	1.53%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.99	$14.60	$16.23	$8.94	$25.10
Income (loss) from investment operations:
Net investment loss[a]	(.29)	(.31)	(.31)	(.31)	(.17)
Net gain (loss) on investments (realized and unrealized)	2.06	.70	(1.32)	7.60	(16.18)
Total from investment operations	1.77	.39	(1.63)	7.29	(16.35)
Less distributions from:
Net investment income	—	—	—	—	(.01)
Total distributions	—	—	—	—	(.01)
Payments by affiliates	—	—	—	—	.20 [b]
Net asset value, end of period	$16.76	$14.99	$14.60	$16.23	$8.94

Total Return[c]	11.81%	2.67%	(10.04%)	81.54%	(64.35%)[b]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$246	$140	$189	$432	$879
Ratios to average net assets:
Net investment loss	(2.15%)	(2.23%)	(2.18%)	(2.20%)	(0.98%)
Total expenses	2.25%	2.26%	2.29%	2.28%	2.26%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 205

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.49	$14.98	$16.48	$9.01	$25.12
Income (loss) from investment operations:
Net investment loss[a]	(.20)	(.22)	(.23)	(.21)	(.08)
Net gain (loss) on investments (realized and unrealized)	2.15	.73	(1.27)	7.68	(16.22)
Total from investment operations	1.95	.51	(1.50)	7.47	(16.30)
Less distributions from:
Net investment income	—	—	—	—	(.01)
Total distributions	—	—	—	—	(.01)
Payments by affiliates	—	—	—	—	.20 [b]
Net asset value, end of period	$17.44	$15.49	$14.98	$16.48	$9.01

Total Return[c]	12.59%	3.40%	(9.10%)	82.91%	(64.10%)[b]
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,020	$4,574	$5,356	$5,414	$6,531
Ratios to average net assets:
Net investment loss	(1.40%)	(1.48%)	(1.44%)	(1.44%)	(0.55%)
Total expenses	1.50%	1.51%	1.54%	1.53%	1.52%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Excluding the reimbursement, the Fund’s total return would have been -64.90%, -65.15% and -64.90% for the A-Class, C-Class and H-Class, respectively.
[c]	Total return does not reflect the impact of any applicable sales charges.

206 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 207

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund H-Class returned 6.05%, compared with a return of 5.04% for its benchmark, the U.S. Dollar Index.

Contributing most to performance of the underlying index for the year were the Swedish krona, Canadian dollar and the euro. The Japanese yen, British pound and Swiss franc detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

208 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(05/25/05)
A-Class Shares	5.95%	-1.07%	-3.50%
A-Class Shares with sales charge†	0.92%	-2.03%	-4.10%
C-Class Shares	5.27%	-1.71%	-4.17%
C-Class Shares with CDSC‡	4.27%	-1.71%	-4.17%
H-Class Shares	6.05%	-1.11%	-3.54%
U.S. Dollar Index	5.04%	2.94%	-0.51%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

The RYDEX FUNDS ANNUAL REPORT | 209

SCHEDULE OF INVESTMENTS	March 28, 2013

STRENGTHENING DOLLAR 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 76.7%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$10,053,654	$10,053,654
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	8,248,089	8,248,089
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	836,081	836,081
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	766,329	766,329
Total Repurchase Agreements
(Cost $19,904,153)		19,904,153
Total Investments - 76.7%
(Cost $19,904,153)		$19,904,153
Other Assets & Liabilities, net - 23.3%		6,032,067
Total Net Assets - 100.0%		$25,936,220

		Unrealized
	Contracts	Gain

CURRENCY FUTURES CONTRACTS PURCHASED†
June 2013 U.S. Dollar Index
Futures Contracts
(Aggregate Value of
Contracts $42,323,350)	509	$132,281

	Units
CURRENCY INDEX SWAP AGREEMENTS††
Goldman Sachs International
May 2013 U.S. Dollar Index Swap,
Terminating 05/28/13[3]
(Notional Value $9,675,652)	116,532	$157,002

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as currency index swap collateral at March 28, 2013.
[3]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

210 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $19,904,153)	$19,904,153
Segregated cash with broker	354,350
Unrealized appreciation on swap agreements	157,002
Receivable for swap settlement	9,300
Receivables:
Fund shares sold	6,056,920
Interest	230
Total assets	26,481,955
Liabilities:
Payable for:
Fund shares redeemed	413,026
Variation margin	97,234
Management fees	17,876
Distribution and service fees	7,473
Transfer agent and administrative fees	4,966
Portfolio accounting fees	1,986
Miscellaneous	3,174
Total liabilities	545,735
Net assets	$25,936,220
Net assets consist of:
Paid in capital	$45,967,093
Accumulated net investment loss	(93,368)
Accumulated net realized loss on investments	(20,226,788)
Net unrealized appreciation on investments	289,283
Net assets	$25,936,220
A-Class:
Net assets	$10,426,952
Capital shares outstanding	731,651
Net asset value per share	$14.25
Maximum offering price per share
(Net asset value divided by 95.25%)	$14.96
C-Class:
Net assets	$3,529,778
Capital shares outstanding	263,761
Net asset value per share	$13.38
H-Class:
Net assets	$11,979,490
Capital shares outstanding	843,646
Net asset value per share	$14.20

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$43,406
Total investment income	43,406

Expenses:
Management fees	314,535
Transfer agent and administrative fees	87,371
Distribution and service fees:
A-Class	16,800
C-Class	44,140
H-Class	59,536
Portfolio accounting fees	34,948
Custodian fees	5,634
Trustees’ fees*	5,349
Miscellaneous	45,695
Total expenses	614,008
Net investment loss	(570,602)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	738,134
Futures contracts	2,110,193
Net realized gain	2,848,327
Net change in unrealized appreciation (depreciation) on:
Swap agreements	207,973
Futures contracts	827,134
Net change in unrealized appreciation (depreciation)	1,035,107
Net realized and unrealized gain	3,883,434
Net increase in net assets resulting from operations	$3,312,832

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 211

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(570,602)	$(973,517)
Net realized gain (loss) on investments	2,848,327	(1,112,209)
Net change in unrealized appreciation (depreciation) on investments	1,035,107	(261,118)
Net increase (decrease) in net assets resulting from operations	3,312,832	(2,346,844)

Capital share transactions:
Proceeds from sale of shares
A-Class	48,521,608	111,171,758
C-Class	34,253,394	55,468,750
H-Class	176,827,477	392,571,353
Cost of shares redeemed
A-Class	(45,619,434)	(109,893,869)
C-Class	(34,994,261)	(55,198,150)
H-Class	(189,312,228)	(389,702,612)
Net increase (decrease) from capital share transactions	(10,323,444)	4,417,230
Net increase (decrease) in net assets	(7,010,612)	2,070,386

Net assets:
Beginning of year	32,946,832	30,876,446
End of year	$25,936,220	$32,946,832
Accumulated net investment loss at end of year	$(93,368)	$(260,588)

Capital share activity:
Shares sold
A-Class	3,515,259	8,200,309
C-Class	2,618,502	4,391,001
H-Class	12,735,724	29,359,395
Shares redeemed
A-Class	(3,294,726)	(8,143,418)
C-Class	(2,676,528)	(4,383,207)
H-Class	(13,533,620)	(29,265,128)
Net increase (decrease) in shares	(635,389)	158,952

212 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.45	$13.46	$16.38	$19.64	$19.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.22)	(.25)	(.25)	.02
Net gain (loss) on investments (realized and unrealized)	1.01	.21	(2.67)	(3.01)	6.50
Total from investment operations	.80	(.01)	(2.92)	(3.26)	6.52
Less distributions from:
Net realized gains	—	—	—	—	(6.73)
Total distributions	—	—	—	—	(6.73)
Net asset value, end of period	$14.25	$13.45	$13.46	$16.38	$19.64

Total Return[b]	5.95%	(0.07%)	(17.83%)	(16.60%)	30.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,427	$6,875	$6,115	$16,833	$7,314
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.62%)	(1.55%)	(1.57%)	0.07%
Total expenses	1.66%	1.68%	1.71%	1.67%	1.69%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.71	$12.83	$15.74	$19.01	$19.42
Income (loss) from investment operations:
Net investment loss[a]	(.30)	(.30)	(.35)	(.36)	(.14)
Net gain (loss) on investments (realized and unrealized)	.97	.18	(2.56)	(2.91)	6.46
Total from investment operations	.67	(.12)	(2.91)	(3.27)	6.32
Less distributions from:
Net realized gains	—	—	—	—	(6.73)
Total distributions	—	—	—	—	(6.73)
Net asset value, end of period	$13.38	$12.71	$12.83	$15.74	$19.01

Total Return[b]	5.27%	(0.94%)	(18.49%)	(17.20%)	30.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,530	$4,091	$4,028	$10,594	$5,728
Ratios to average net assets:
Net investment loss	(2.29%)	(2.36%)	(2.29%)	(2.31%)	(0.66%)
Total expenses	2.42%	2.44%	2.46%	2.42%	2.44%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 213

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.39	$13.40	$16.31	$19.56	$19.83
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.22)	(.25)	(.25)	.02
Net gain (loss) on investments (realized and unrealized)	1.02	.21	(2.66)	(3.00)	6.44
Total from investment operations	.81	(.01)	(2.91)	(3.25)	6.46
Less distributions from:
Net realized gains	—	—	—	—	(6.73)
Total distributions	—	—	—	—	(6.73)
Net asset value, end of period	$14.20	$13.39	$13.40	$16.31	$19.56

Total Return[b]	6.05%	(0.07%)	(17.84%)	(16.62%)	30.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,979	$21,982	$20,733	$60,944	$22,147
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.62%)	(1.55%)	(1.57%)	0.08%
Total expenses	1.66%	1.69%	1.72%	1.67%	1.69%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

214 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 215

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund H-Class returned -10.57%, compared with a return of 5.04% for its benchmark, the U.S. Dollar Index.

Contributing most to performance of the underlying index for the year were the Swedish krona, Canadian dollar and the euro. The Japanese yen, British pound and Swiss franc detracted most from performance of the underlying index for the year.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

216 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(05/25/05)
A-Class Shares	-10.55%	-6.21%	0.16%
A-Class Shares with sales charge†	-14.82%	-7.12%	-0.46%
C-Class Shares	-11.24%	-6.91%	-0.59%
C-Class Shares with CDSC‡	-12.13%	-6.91%	-0.59%
H-Class Shares	-10.57%	-6.22%	0.15%
U.S. Dollar Index	5.04%	2.94%	-0.51%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 217

SCHEDULE OF INVESTMENTS	March 28, 2013
WEAKENING DOLLAR 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 99.8%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$6,516,779	$6,516,779
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	5,346,412	5,346,412
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	654,123	654,123
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	541,947	541,947
Total Repurchase Agreements
(Cost $13,059,261)		13,059,261
Total Investments - 99.8%
(Cost $13,059,261)		$13,059,261
Other Assets & Liabilities, net - 0.2%		31,772
Total Net Assets - 100.0%		$13,091,033

		Unrealized
	Contracts	Loss

CURRENCY FUTURES CONTRACTS SOLD SHORT†
June 2013 U.S. Dollar Index
Futures Contracts
(Aggregate Value of
Contracts $18,791,900)	226	$(52,997)

	Units
CURRENCY INDEX SWAP AGREEMENTS SOLD SHORT††
Goldman Sachs International
May 2013 U.S. Dollar Index Swap,
Terminating 05/28/13[3]
(Notional Value $7,538,119)	90,788	$(62,226)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as currency index swap collateral at March 28, 2013.
[3]	Total Return based on U.S. Dollar Index +/- financing at a variable rate.

218 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

weakening DOLLAR 2x STRATEGY fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $13,059,261)	$13,059,261
Segregated cash with broker	209,950
Receivables:
Fund shares sold	150,041
Variation margin	57,646
Interest	151
Total assets	13,477,049
Liabilities:
Unrealized depreciation on swap agreements	62,226
Payable for:
Fund shares redeemed	184,481
Swap settlement	112,166
Management fees	11,022
Distribution and service fees	4,291
Transfer agent and administrative fees	3,062
Portfolio accounting fees	1,225
Miscellaneous	7,543
Total liabilities	386,016
Net assets	$13,091,033
Net assets consist of:
Paid in capital	$28,627,017
Accumulated net investment loss	(68,289)
Accumulated net realized loss on investments	(15,352,472)
Net unrealized depreciation on investments	(115,223)
Net assets	$13,091,033
A-Class:
Net assets	$1,345,783
Capital shares outstanding	79,383
Net asset value per share	$16.95
Maximum offering price per share
(Net asset value divided by 95.25%)	$17.80
C-Class:
Net assets	$1,687,290
Capital shares outstanding	106,834
Net asset value per share	$15.79
H-Class:
Net assets	$10,057,960
Capital shares outstanding	594,069
Net asset value per share	$16.93

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$21,022
Total investment income	21,022

Expenses:
Management fees	156,449
Transfer agent and administrative fees	43,458
Distribution and service fees:
A-Class	6,096
C-Class	20,502
H-Class	32,236
Portfolio accounting fees	17,383
Custodian fees	2,713
Trustees’ fees*	2,294
Miscellaneous	20,459
Total expenses	301,590
Net investment loss	(280,568)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(253,456)
Futures contracts	(882,535)
Net realized loss	(1,135,991)
Net change in unrealized appreciation
(depreciation) on:
Swap agreements	(188,425)
Futures contracts	(403,301)
Net change in unrealized appreciation
(depreciation)	(591,726)
Net realized and unrealized loss	(1,727,717)
Net decrease in net assets resulting
from operations	$(2,008,285)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 219

weakening DOLLAR 2x STRATEGY fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(280,568)	$(513,901)
Net realized loss on investments	(1,135,991)	(3,045,119)
Net change in unrealized appreciation (depreciation) on investments	(591,726)	(76,395)
Net decrease in net assets resulting from operations	(2,008,285)	(3,635,415)

Capital share transactions:
Proceeds from sale of shares
A-Class	26,292,609	16,758,536
C-Class	5,700,939	10,391,984
H-Class	77,055,138	130,852,185
Cost of shares redeemed
A-Class	(27,378,877)	(18,584,771)
C-Class	(6,540,815)	(11,302,405)
H-Class	(79,287,767)	(138,192,645)
Net decrease from capital share transactions	(4,158,773)	(10,077,116)
Net decrease in net assets	(6,167,058)	(13,712,531)

Net assets:
Beginning of year	19,258,091	32,970,622
End of year	$13,091,033	$19,258,091
Accumulated net investment loss at end of year	$(68,289)	$(90,469)

Capital share activity:
Shares sold
A-Class	1,439,290	825,070
C-Class	336,378	540,579
H-Class	4,279,770	6,509,852
Shares redeemed
A-Class	(1,511,880)	(947,230)
C-Class	(388,412)	(587,844)
H-Class	(4,401,489)	(6,947,445)
Net decrease in shares	(246,343)	(607,018)

220 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

weakening DOLLAR 2x STRATEGY fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$18.95	$20.34	$17.98	$16.38	$29.27
Income (loss) from investment operations:
Net investment loss[a]	(.28)	(.33)	(.28)	(.30)	(.07)
Net gain (loss) on investments (realized and unrealized)	(1.72)	(1.06)	2.64	1.90	(8.77)
Total from investment operations	(2.00)	(1.39)	2.36	1.60	(8.84)
Less distributions from:
Net investment income	—	—	—	—	(1.28)
Net realized gains	—	—	—	—	(2.77)
Total distributions	—	—	—	—	(4.05)
Net asset value, end of period	$16.95	$18.95	$20.34	$17.98	$16.38

Total Return[b]	(10.55%)	(6.83%)	13.13%	9.77%	(29.87%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,346	$2,881	$5,576	$6,753	$17,642
Ratios to average net assets:
Net investment loss	(1.53%)	(1.62%)	(1.54%)	(1.57%)	(0.30%)
Total expenses	1.65%	1.70%	1.71%	1.68%	1.69%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.79	$19.23	$17.12	$15.73	$28.53
Income (loss) from investment operations:
Net investment loss[a]	(.38)	(.44)	(.39)	(.43)	(.21)
Net gain (loss) on investments (realized and unrealized)	(1.62)	(1.00)	2.50	1.82	(8.54)
Total from investment operations	(2.00)	(1.44)	2.11	1.39	(8.75)
Less distributions from:
Net investment income	—	—	—	—	(1.28)
Net realized gains	—	—	—	—	(2.77)
Total distributions	—	—	—	—	(4.05)
Net asset value, end of period	$15.79	$17.79	$19.23	$17.12	$15.73

Total Return[b]	(11.24%)	(7.49%)	12.32%	8.84%	(30.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,687	$2,826	$3,963	$5,314	$8,687
Ratios to average net assets:
Net investment loss	(2.27%)	(2.36%)	(2.29%)	(2.32%)	(0.93%)
Total expenses	2.39%	2.44%	2.46%	2.43%	2.45%
Portfolio turnover rate	—	—	—	—	—

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 221

weakening DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$18.93	$20.32	$17.96	$16.37	$29.25
Income (loss) from investment operations:
Net investment loss[a]	(.27)	(.32)	(.28)	(.30)	(.03)
Net gain (loss) on investments (realized and unrealized)	(1.73)	(1.07)	2.64	1.89	(8.80)
Total from investment operations	(2.00)	(1.39)	2.36	1.59	(8.83)
Less distributions from:
Net investment income	—	—	—	—	(1.28)
Net realized gains	—	—	—	—	(2.77)
Total distributions	—	—	—	—	(4.05)
Net asset value, end of period	$16.93	$18.93	$20.32	$17.96	$16.37

Total Return[b]	(10.57%)	(6.84%)	13.14%	9.71%	(29.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,058	$13,551	$23,432	$30,036	$60,249
Ratios to average net assets:
Net investment loss	(1.52%)	(1.61%)	(1.54%)	(1.57%)	(0.13%)
Total expenses	1.64%	1.69%	1.71%	1.68%	1.70%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

222 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 223

performance report and FUND PROFILE (Unaudited)	March 28, 2013

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate Companies”).

For the one-year period ended March 28, 2013, Real Estate Fund H-Class gained 15.95%, compared to a gain of 14.94% for the MSCI U.S. REIT Index. The Fund maintained a daily correlation of over 98% to its benchmark.

The Specialized REITs industry contributed most to the performance of the Fund, followed by Retail REITs and Mortgage REITs. There were no detractors from performance, but Real Estate Development Companies and Real Estate Operating Companies contributed least.

The strongest performing holdings included Weyerhaeuser Co., HCP, Inc. and Ventas, Inc. Equity Residential, AvalonBay Communities, Inc. and Altisource Portfolio Solutions SA were the main performance detractors for the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	2.8%
American Tower Corp. — Class A	2.2%
Public Storage	2.1%
HCP, Inc.	1.9%
Ventas, Inc.	1.9%
Prologis, Inc.	1.8%
Equity Residential	1.8%
General Growth Properties, Inc.	1.7%
Health Care REIT, Inc.	1.7%
Weyerhaeuser Co.	1.7%
Top Ten Total	19.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

224 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	16.03%	3.70%	4.80%
A-Class Shares with sales charge†	10.52%	2.69%	4.20%
S&P 500 Index	13.96%	5.81%	6.36%
MSCI U.S. REIT Index	14.94%	6.78%	8.88%
			(02/20/04)
C-Class Shares	15.12%	2.87%	4.44%
C-Class Shares with CDSC‡	14.12%	2.87%	4.44%
H-Class Shares	15.95%	3.67%	5.23%
S&P 500 Index	13.96%	5.81%	5.69%
MSCI U.S. REIT Index	14.94%	6.78%	9.30%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 225

SCHEDULE OF INVESTMENTS	March 28, 2013
REAL ESTATE fund

	Shares	Value
COMMON STOCKS† - 99.4%

REAL ESTATE INVESTMENT TRUSTS (REITs) - 90.9%
SPECIALIZED REITs - 22.2%
Public Storage	3,605	$549,114
HCP, Inc.	9,921	494,661
Ventas, Inc.	6,633	485,536
Health Care REIT, Inc.	6,504	441,687
Host Hotels & Resorts, Inc.	20,897	365,489
Plum Creek Timber Company, Inc.	5,866	306,205
Rayonier, Inc.	4,788	285,700
Senior Housing Properties Trust	8,831	236,936
Extra Space Storage, Inc.	5,566	218,577
Omega Healthcare Investors, Inc.	6,468	196,368
Hospitality Properties Trust	6,970	191,257
Healthcare Realty Trust, Inc.	5,873	166,734
Medical Properties Trust, Inc.	10,227	164,041
EPR Properties	3,129	162,864
RLJ Lodging Trust	7,130	162,279
Healthcare Trust of America, Inc. — Class A	13,720	161,210
LaSalle Hotel Properties	6,156	156,239
CubeSmart	9,461	149,484
Sovran Self Storage, Inc.	2,288	147,553
Sunstone Hotel Investors, Inc.*	11,801	145,270
Potlatch Corp.	3,089	141,662
DiamondRock Hospitality Co.	15,013	139,771
Strategic Hotels & Resorts, Inc.*	15,830	132,181
Pebblebrook Hotel Trust	5,090	131,271
Total Specialized REITs		5,732,089
Retail REITs - 17.5%
Simon Property Group, Inc.	4,534	718,911
General Growth Properties, Inc.	22,408	445,471
Kimco Realty Corp.	13,981	313,174
Macerich Co.	4,830	310,955
Realty Income Corp.	6,805	308,607
Federal Realty Investment Trust	2,565	277,123
DDR Corp.	13,827	240,866
Taubman Centers, Inc.	2,959	229,796
Regency Centers Corp.	4,257	225,238
National Retail Properties, Inc.	5,938	214,777
CBL & Associates Properties, Inc.	8,631	203,692
Weingarten Realty Investors	6,433	202,961
Tanger Factory Outlet Centers	5,327	192,731
Retail Properties of America, Inc. — Class A	12,930	191,364
Equity One, Inc.	7,243	173,615
Glimcher Realty Trust	11,483	133,203
Acadia Realty Trust	4,520	125,520
Total Retail REITs		4,508,004
Office REITs - 13.4%
Boston Properties, Inc.	3,895	393,628
Digital Realty Trust, Inc.	4,458	298,284
SL Green Realty Corp.	3,376	290,707
Duke Realty Corp.	14,173	240,658
Alexandria Real Estate Equities, Inc.	3,091	219,399
Kilroy Realty Corp.	3,826	200,482
BioMed Realty Trust, Inc.	8,990	194,184
Douglas Emmett, Inc.	7,720	192,460
Piedmont Office Realty Trust,
Inc. — Class A	9,526	186,614
Highwoods Properties, Inc.	4,710	186,375
CommonWealth REIT	7,572	169,916
Mack-Cali Realty Corp.	5,685	162,648
Lexington Realty Trust	13,623	160,751
Brandywine Realty Trust	10,429	154,871
Corporate Office Properties Trust	5,694	151,916
Government Properties Income Trust	4,790	123,247
Hudson Pacific Properties, Inc.	5,170	112,448
Total Office REITs		3,438,588
Residential REITs - 12.0%
Equity Residential	8,179	450,337
AvalonBay Communities, Inc.	3,235	409,777
UDR, Inc.	10,418	252,011
Essex Property Trust, Inc.	1,630	245,445
Camden Property Trust	3,560	244,501
American Campus Communities, Inc.	4,983	225,929
Apartment Investment &
Management Co. — Class A	7,004	214,743
BRE Properties, Inc.	4,055	197,397
Home Properties, Inc.	2,939	186,391
Equity Lifestyle Properties, Inc.	2,411	185,165
Mid-America Apartment
Communities, Inc.	2,524	174,307
Post Properties, Inc.	3,423	161,223
Education Realty Trust, Inc.	10,590	111,513
Silver Bay Realty Trust Corp.	831	17,208
Total Residential REITs		3,075,947
Mortgage REITs - 11.9%
Annaly Capital Management, Inc.	25,434	404,145
American Capital Agency Corp.	11,243	368,546
Starwood Property Trust, Inc.	7,102	197,152
MFA Financial, Inc.	20,873	194,536
Two Harbors Investment Corp.	15,205	191,735
Invesco Mortgage Capital, Inc.	8,109	173,452
Newcastle Investment Corp.	15,230	170,119
ARMOUR Residential REIT, Inc.	25,780	168,343
Hatteras Financial Corp.	6,107	167,515
CYS Investments, Inc.	12,366	145,177
Redwood Trust, Inc.	5,980	138,616
NorthStar Realty Finance Corp.	14,580	138,218
PennyMac Mortgage Investment Trust	4,940	127,897
American Capital Mortgage
Investment Corp.	4,900	126,665
Colony Financial, Inc.	5,570	123,654
Capstead Mortgage Corp.	8,795	112,752
iStar Financial, Inc.*	9,140	99,535
Total Mortgage REITs		3,048,057

226 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
REAL ESTATE fund

	Shares	Value
Diversifed REITs - 4.0%
Vornado Realty Trust	4,881	$408,246
Liberty Property Trust	5,608	222,918
Colonial Properties Trust	6,401	144,727
Washington Real Estate Investment Trust	5,041	140,341
Cousins Properties, Inc.	10,350	110,642
Total Diversifed REITs		1,026,874
Industrial REITs - 3.9%
Prologis, Inc.	11,269	450,534
DCT Industrial Trust, Inc.	20,010	148,074
First Industrial Realty Trust, Inc.	8,470	145,091
EastGroup Properties, Inc.	2,341	136,246
DuPont Fabros Technology, Inc.	5,439	132,005
Total Industrial REITs		1,011,950
Wireless Telecommunication Services - 2.2%
American Tower Corp. — Class A	7,404	569,516
Forest Products - 1.7%
Weyerhaeuser Co.	13,619	427,364
Security & Alarm Services - 1.5%
Corrections Corporation of America	5,270	205,899
Geo Group, Inc.	4,610	173,428
Total Security & Alarm Services		379,327
Hotels, Resorts & Cruise Lines - 0.6%
Ryman Hospitality Properties	3,480	159,210
Total Real Estate Investment Trusts (REITs)		23,376,926
Real Estate Management & Development - 8.5%
Real Estate Services - 3.8%
CBRE Group, Inc. — Class A*	11,862	299,515
Realogy Holdings Corp.*	5,764	281,514
Jones Lang LaSalle, Inc.	2,178	216,515
Altisource Portfolio Solutions S.A.*	2,405	167,749
Total Real Estate Services		965,293
Real Estate Operating Companies - 1.9%
Brookfield Office Properties, Inc.	17,686	303,668
Forest City Enterprises, Inc. — Class A*	10,605	188,451
Total Real Estate Operating Companies		492,119
Diversified Real Estate Activities - 1.5%
Brookfield Asset Management,
Inc. — Class A	6,350	231,712
St. Joe Co.*	6,928	147,220
Total Diversified Real Estate Activities		378,932
Real Estate Development - 0.7%
Howard Hughes Corp.*	2,260	189,411
Internet Software & Services - 0.6%
Zillow, Inc. — Class A*,1	2,610	142,689
Total Real Estate Management & Development		2,168,444
Total Common Stocks
(Cost $18,542,809)		25,545,370

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.3%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$64,616	64,616
Total Repurchase Agreement
(Cost $64,616)		64,616
SECURITIES LENDING COLLATERAL††,3 - 0.3%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	39,179	39,179
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	30,821	30,821
Total Securities Lending Collateral
(Cost $70,000)		70,000
Total Investments - 100.0%
(Cost $18,677,425)		$25,679,986
Other Assets & Liabilities, net - 0.0%		(1,639)
Total Net Assets - 100.0%		$25,678,347

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 28, 2013 — See Note 11.

[2]	Repurchase Agreement — See Note 5.

[3]	Securities lending collateral — See Note 11.
REIT — Real Estate Investment Trust

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 227

REAL ESTATE fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $68,338 of
securities loaned
(cost $18,542,809)	$25,545,370
Repurchase agreements, at value
(cost $134,616)	134,616
Total investments
(cost $18,677,425)	25,679,986
Cash	19,788
Receivables:
Securities sold	2,955,063
Fund shares sold	359,798
Dividends	134,891
Interest	566
Total assets	29,150,092
Liabilities:
Payable for:
Fund shares redeemed	3,348,648
Upon return of securities loaned	70,000
Management fees	18,610
Distribution and service fees	7,223
Transfer agent and administrative fees	5,473
Portfolio accounting fees	2,190
Miscellaneous	19,601
Total liabilities	3,471,745
Net assets	$25,678,347
Net assets consist of:
Paid in capital	$38,300,632
Undistributed net investment income	238,366
Accumulated net realized loss on investments	(19,863,212)
Net unrealized appreciation on investments	7,002,561
Net assets	$25,678,347
A-Class:
Net assets	$12,495,481
Capital shares outstanding	362,907
Net asset value per share	$34.43
Maximum offering price per share
(Net asset value divided by 95.25%)	$36.15
C-Class:
Net assets	$2,909,805
Capital shares outstanding	91,250
Net asset value per share	$31.89
H-Class:
Net assets	$10,273,061
Capital shares outstanding	298,849
Net asset value per share	$34.38

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $2,608)	$945,828
Income from securities lending, net	1,912
Interest	117
Total investment income	947,857
Expenses:
Management fees	255,039
Transfer agent and administrative fees	75,011
Distribution and service fees:
A-Class	16,795
C-Class	25,076
H-Class	51,948
Portfolio accounting fees	30,004
Custodian fees	4,853
Trustees’ fees*	2,536
Miscellaneous	39,211
Total expenses	500,473
Net investment income	447,384
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(718,672)
Net realized loss	(718,672)
Net change in unrealized appreciation
(depreciation) on:
Investments	855,154
Net change in unrealized appreciation
(depreciation)	855,154
Net realized and unrealized gain	136,482
Net increase in net assets resulting
from operations	$583,866

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

228 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

REAL ESTATE fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$447,384	$265,144
Net realized loss on investments	(718,672)	(6,951,187)
Net change in unrealized appreciation (depreciation) on investments	855,154	(2,024,497)
Net increase (decrease) in net assets resulting from operations	583,866	(8,710,540)

Distributions to shareholders from:
Net investment income
A-Class	(18,360)	(13,842)
C-Class	(59,353)	(19,533)
H-Class	(292,727)	(77,240)
Total distributions to shareholders	(370,440)	(110,615)

Capital share transactions:
Proceeds from sale of shares
A-Class	58,943,343	13,167,117
C-Class	43,646,934	67,554,814
H-Class	191,827,597	222,385,631
Distributions reinvested
A-Class	16,977	13,078
C-Class	57,394	18,741
H-Class	290,464	76,349
Cost of shares redeemed
A-Class	(48,200,407)	(14,286,238)
C-Class	(42,855,707)	(68,113,410)
H-Class	(195,933,585)	(222,715,004)
Net increase (decrease) from capital share transactions	7,793,010	(1,898,922)
Net increase (decrease) in net assets	8,006,436	(10,720,077)

Net assets:
Beginning of year	17,671,911	28,391,988
End of year	$25,678,347	$17,671,911
Undistributed net investment income at end of year	$238,366	$156,672

Capital share activity:
Shares sold
A-Class	1,864,738	458,395
C-Class	1,492,700	2,537,675
H-Class	6,095,718	7,867,436
Shares issued from reinvestment of distributions
A-Class	557	521
C-Class	2,027	797
H-Class	9,539	3,047
Shares redeemed
A-Class	(1,580,487)	(518,172)
C-Class	(1,467,018)	(2,560,890)
H-Class	(6,253,367)	(8,183,044)
Net increase (decrease) in shares	164,407	(394,235)

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 229

REAL ESTATE fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$30.27	$29.06	$24.24	$12.83	$32.42
Income (loss) from investment operations:
Net investment income[a]	.58	.45	.27	.44	.74
Net gain (loss) on investments (realized and unrealized)	4.18	1.07	5.17	11.11	(19.43)
Total from investment operations	4.76	1.52	5.44	11.55	(18.69)
Less distributions from:
Net investment income	(.60)	(.31)	(.62)	(.14)	(.90)
Total distributions	(.60)	(.31)	(.62)	(.14)	(.90)
Net asset value, end of period	$34.43	$30.27	$29.06	$24.24	$12.83

Total Return[b]	16.03%	5.42%	22.72%	90.16%	(58.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,495	$2,364	$3,991	$4,303	$1,554
Ratios to average net assets:
Net investment income	1.82%	1.59%	1.07%	2.15%	2.81%
Total expenses	1.61%	1.61%	1.63%	1.65%	1.68%
Portfolio turnover rate	699%	974%	485%	1,520%	780%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.29	$27.41	$23.11	$12.33	$31.44
Income (loss) from investment operations:
Net investment income[a]	.27	.22	.10	.40	.66
Net gain (loss) on investments (realized and unrealized)	3.93	.97	4.82	10.52	(18.87)
Total from investment operations	4.20	1.19	4.92	10.92	(18.21)
Less distributions from:
Net investment income	(.60)	(.31)	(.62)	(.14)	(.90)
Total distributions	(.60)	(.31)	(.62)	(.14)	(.90)
Net asset value, end of period	$31.89	$28.29	$27.41	$23.11	$12.33

Total Return[b]	15.12%	4.57%	21.58%	88.70%	(58.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,910	$1,798	$2,356	$2,143	$1,075
Ratios to average net assets:
Net investment income	0.92%	0.83%	0.42%	2.06%	2.62%
Total expenses	2.35%	2.36%	2.39%	2.41%	2.42%
Portfolio turnover rate	699%	974%	485%	1,520%	780%

230 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

REAL ESTATE fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$30.23	$29.02	$24.22	$12.82	$32.40
Income (loss) from investment operations:
Net investment income[a]	.46	.42	.29	.50	.61
Net gain (loss) on investments (realized and unrealized)	4.29	1.10	5.13	11.04	(19.29)
Total from investment operations	4.75	1.52	5.42	11.54	(18.68)
Less distributions from:
Net investment income	(.60)	(.31)	(.62)	(.14)	(.90)
Total distributions	(.60)	(.31)	(.62)	(.14)	(.90)
Net asset value, end of period	$34.38	$30.23	$29.02	$24.22	$12.82

Total Return[b]	15.95%	5.42%	22.70%	90.15%	(58.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,273	$13,511	$22,045	$34,926	$1,757
Ratios to average net assets:
Net investment income	1.45%	1.48%	1.13%	2.41%	2.14%
Total expenses	1.60%	1.61%	1.63%	1.68%	1.64%
Portfolio turnover rate	699%	974%	485%	1,520%	780%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 231

performance report and FUND PROFILE (Unaudited)	March 28, 2013

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, the Government Long Bond 1.2x Strategy Fund Investor Class returned 10.63%. The price movement of the Long Treasury Bond was 4.81% for the same period. The Fund maintained a daily correlation of over 98% to its benchmark.

At the beginning of the period, the yield on the 30-year bond was 3.33%. Shortly thereafter, on April 3, 2012, the long bond also reached its highest yield for the period, at 3.45%. The long bond rallied from April through July and hit its lowest yield for the period on July 25, 2012, at 2.45%. A mix of positive and negative economic news resulted in significant volatility from August through the rest of the period, affording sporadic and temporary investment opportunities in the Fund. At the end of the period, March 28, 2013, the yield on the long bond was 3.10%.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	January 3, 1994
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	May 2, 2001

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

232 | the RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	10.63%	9.41%	7.38%
C-Class Shares	9.69%	8.35%	6.30%
C-Class Shares with CDSC‡	8.69%	8.35%	6.30%
Daily Price Movement of Long Treasury Bond**	4.81%	-0.24%	-0.79%
Barclays Long Treasury Bond Index	7.31%	8.34%	7.24%

			Since
			Inception
			(08/01/03)
Advisor Class Shares	10.21%	8.85%	7.92%
Daily Price Movement of Long Treasury Bond**	4.81%	-0.24%	-0.59%
Barclays Long Treasury Bond Index	7.31%	8.34%	8.04%
			(03/31/04)
A-Class Shares	10.62%	9.20%	7.44%
A-Class Shares with sales charge†	5.39%	8.14%	6.86%
Daily Price Movement of Long Treasury Bond**	4.81%	-0.24%	-1.62%
Barclays Long Treasury Bond Index	7.31%	8.34%	7.33%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

the RYDEX FUNDS ANNUAL REPORT | 233

SCHEDULE OF INVESTMENTS	March 28, 2013
GOVERNMENT LONG BOND 1.2x strategy FUND

	Face
	Amount	Value
U.S. GOVERNMENT SECURITIES† - 58.1%
U.S. Treasury Bond
3.12% due 02/15/43	$235,322,000	$235,763,228
Total U.S. Government Securities
(Cost $233,492,612)		235,763,228
REPURCHASE AGREEMENTS††,1 - 38.9%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	82,890,149	82,890,149
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	68,003,667	68,003,667
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	6,893,299	6,893,299
Total Repurchase Agreements
(Cost $157,787,115)		157,787,115
Total Investments - 97.0%
(Cost $391,279,727)		$393,550,343
Other Assets & Liabilities, net - 3.0%		12,163,558
Total Net Assets - 100.0%		$405,713,901

		Unrealized
	Contracts	Loss
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2013 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $286,190,250)	1,816	$(817,414)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.

234 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

GOVERNMENT LONG BOND 1.2x strategy FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $233,492,612)	$235,763,228
Repurchase agreements, at value
(cost $157,787,115)	157,787,115
Total investments
(cost $391,279,727)	393,550,343
Segregated cash with broker	6,946,200
Receivables:
Securities sold	27,451,375
Fund shares sold	2,215,524
Interest	1,022,417
Total assets	431,185,859
Liabilities:
Payable for:
Fund shares redeemed	23,887,759
Variation margin	1,078,250
Management fees	176,684
Transfer agent and administrative fees	70,675
Distribution and service fees	53,636
Portfolio accounting fees	31,811
Miscellaneous	173,143
Total liabilities	25,471,958
Net assets	$405,713,901
Net assets consist of:
Paid in capital	$408,104,703
Undistributed net investment income	—
Accumulated net realized loss on investments	(3,844,004)
Net unrealized appreciation on investments	1,453,202
Net assets	$405,713,901
Investor Class:
Net assets	$281,799,800
Capital shares outstanding	17,411,672
Net asset value per share	$16.18
Advisor Class:
Net assets	$103,844,512
Capital shares outstanding	6,459,902
Net asset value per share	$16.08
A-Class:
Net assets	$15,476,064
Capital shares outstanding	952,746
Net asset value per share	$16.24
Maximum offering price per share
(Net asset value divided by 95.25%)	$17.05
C-Class:
Net assets	$4,593,525
Capital shares outstanding	284,105
Net asset value per share	$16.17

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$5,617,238
Income from securities lending, net	596
Total investment income	5,617,834

Expenses:
Management fees	1,341,741
Transfer agent and administrative fees	536,700
Distribution and service fees:
Advisor Class	419,387
A-Class	16,997
C-Class	52,633
Portfolio accounting fees	249,785
Custodian fees	40,012
Trustees’ fees*	23,810
Miscellaneous	342,803
Total expenses	3,023,868
Net investment income	2,593,966

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	13,799,962
Futures contracts	13,326,422
Net realized gain	27,126,384
Net change in unrealized appreciation (depreciation) on:
Investments	2,126,991
Futures contracts	(1,030,138)
Net change in unrealized appreciation (depreciation)	1,096,853
Net realized and unrealized gain	28,223,237
Net increase in net assets resulting from operations	$30,817,203

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 235

GOVERNMENT LONG BOND 1.2x strategy FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,593,966	$3,518,295
Net realized gain on investments	27,126,384	37,622,236
Net change in unrealized appreciation (depreciation) on investments	1,096,853	(1,174,151)
Net increase in net assets resulting from operations	30,817,203	39,966,380
Distributions to shareholders from:
Net investment income
Investor Class	(2,127,527)	(1,811,096)
Advisor Class	(551,392)	(1,508,473)
A-Class	(66,997)	(113,166)
C-Class	(24,074)	(78,463)
Net realized gains
Investor Class	(623,474)	—
Advisor Class	(95,242)	—
A-Class	(10,206)	—
C-Class	(24,298)	—
Total distributions to shareholders	(3,523,210)	(3,511,198)

Capital share transactions:
Proceeds from sale of shares
Investor Class	4,398,937,441	1,675,880,698
Advisor Class	2,577,283,551	2,528,532,134
A-Class	169,090,892	51,950,833
C-Class	58,589,050	81,980,435
Distributions reinvested
Investor Class	2,688,476	1,774,830
Advisor Class	641,252	1,506,029
A-Class	50,869	75,151
C-Class	44,860	71,194
Cost of shares redeemed
Investor Class	(4,168,594,233)	(1,691,477,174)
Advisor Class	(2,508,113,796)	(2,570,913,999)
A-Class	(163,895,099)	(45,216,771)
C-Class	(58,947,953)	(84,944,406)
Net increase (decrease) from capital share transactions	307,775,310	(50,781,046)
Net increase (decrease) in net assets	335,069,303	(14,325,864)

Net assets:
Beginning of year	70,644,598	84,970,462
End of year	$405,713,901	$70,644,598
Undistributed net investment income at end of year	$—	$164,097

Capital share activity:
Shares sold
Investor Class	263,692,387	113,773,929
Advisor Class	158,020,133	180,330,851
A-Class	10,204,545	3,367,899
C-Class	3,483,146	5,659,684
Shares issued from reinvestment of distributions
Investor Class	156,605	124,695
Advisor Class	37,497	107,513
A-Class	2,987	5,334
C-Class	2,617	5,263
Shares redeemed
Investor Class	(249,368,699)	(114,879,517)
Advisor Class	(152,382,645)	(182,419,554)
A-Class	(9,984,222)	(2,884,296)
C-Class	(3,500,820)	(5,899,279)
Net increase (decrease) in shares	20,363,531	(2,707,478)

236 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

GOVERNMENT LONG BOND 1.2x strategy FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.91	$11.43	$10.96	$13.74	$11.78
Income (loss) from investment operations:
Net investment income[a]	.19	.32	.36	.36	.36
Net gain (loss) on investments (realized and unrealized)	1.40	3.48	.47	(2.78)	1.97
Total from investment operations	1.59	3.80	.83	(2.42)	2.33
Less distributions from:
Net investment income	(.24)	(.32)	(.36)	(.36)	(.37)
Net realized gains	(.08)	—	—	—	—
Total distributions	(.32)	(.32)	(.36)	(.36)	(.37)
Net asset value, end of period	$16.18	$14.91	$11.43	$10.96	$13.74

Total Return[b]	10.63%	33.38%	7.42%	(17.71%)	20.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$281,800	$43,709	$44,707	$282,388	$43,237
Ratios to average net assets:
Net investment income	1.15%	2.24%	3.03%	3.16%	2.79%
Total expenses	0.95%	0.95%	0.98%	0.98%	0.98%
Portfolio turnover rate	1,759%	2,322%	1,930%	1,503%	1,794%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.78	$11.36	$10.88	$13.66	$11.72
Income (loss) from investment operations:
Net investment income[a]	.11	.25	.31	.32	.31
Net gain (loss) on investments (realized and unrealized)	1.42	3.42	.47	(2.80)	1.93
Total from investment operations	1.53	3.67	.78	(2.48)	2.24
Less distributions from:
Net investment income	(.15)	(.25)	(.30)	(.30)	(.30)
Net realized gains	(.08)	—	—	—	—
Total distributions	(.23)	(.25)	(.30)	(.30)	(.30)
Net asset value, end of period	$16.08	$14.78	$11.36	$10.88	$13.66

Total Return[b]	10.21%	32.56%	7.03%	(18.18%)	19.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$103,845	$11,600	$31,420	$28,990	$7,867
Ratios to average net assets:
Net investment income	0.63%	1.77%	2.46%	2.76%	2.49%
Total expenses	1.43%	1.45%	1.48%	1.48%	1.48%
Portfolio turnover rate	1,759%	2,322%	1,930%	1,503%	1,794%

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 237

GOVERNMENT LONG BOND 1.2x strategy FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.92	$11.45	$10.96	$13.75	$11.79
Income (loss) from investment operations:
Net investment income[a]	.16	.29	.33	.33	.34
Net gain (loss) on investments (realized and unrealized)	1.43	3.47	.49	(2.79)	1.95
Total from investment operations	1.59	3.76	.82	(2.46)	2.29
Less distributions from:
Net investment income	(.19)	(.29)	(.33)	(.33)	(.33)
Net realized gains	(.08)	—	—	—	—
Total distributions	(.27)	(.29)	(.33)	(.33)	(.33)
Net asset value, end of period	$16.24	$14.92	$11.45	$10.96	$13.75

Total Return[b]	10.62%	33.00%	7.35%	(17.98%)	19.84%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,476	$10,885	$2,753	$5,576	$11,119
Ratios to average net assets:
Net investment income	0.94%	2.02%	2.75%	2.84%	2.74%
Total expenses	1.20%	1.20%	1.23%	1.24%	1.23%
Portfolio turnover rate	1,759%	2,322%	1,930%	1,503%	1,794%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.88	$11.42	$10.94	$13.72	$11.77
Income (loss) from investment operations:
Net investment income[a]	.05	.19	.24	.25	.25
Net gain (loss) on investments (realized and unrealized)	1.40	3.45	.48	(2.78)	1.94
Total from investment operations	1.45	3.64	.72	(2.53)	2.19
Less distributions from:
Net investment income	(.08)	(.18)	(.24)	(.25)	(.24)
Net realized gains	(.08)	—	—	—	—
Total distributions	(.16)	(.18)	(.24)	(.25)	(.24)
Net asset value, end of period	$16.17	$14.88	$11.42	$10.94	$13.72

Total Return[b]	9.69%	32.01%	6.47%	(18.56%)	18.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,594	$4,451	$6,091	$12,695	$5,502
Ratios to average net assets:
Net investment income	0.31%	1.32%	1.93%	2.17%	2.00%
Total expenses	1.94%	1.95%	1.97%	2.00%	1.97%
Portfolio turnover rate	1,759%	2,322%	1,930%	1,503%	1,794%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

238 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 239

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, the Inverse Government Long Bond Strategy Fund Investor Class returned -9.10%. The price movement of the Long Treasury Bond was 4.81% for the same period. The Fund maintained a daily correlation of over 98% to its benchmark.

At the beginning of the period, the yield on the 30-year bond was 3.33%. Shortly thereafter, on April 3, 2012, the long bond also reached its high-est yield for the period, at 3.45%. The long bond rallied from April through July and hit its lowest yield for the period on July 25, 2012, at 2.45%. A mix of positive and negative economic news resulted in significant volatility from August through the rest of the period, affording sporadic and temporary investment opportunities in the Fund. At the end of the period, March 28, 2013, the yield on the long bond was 3.10%.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	March 3, 1995
Advisor Class	August 1, 2003
A-Class	March 31, 2004
C-Class	March 28, 2001

The Fund invests principally in short sales and derivative investments such as futures contracts.

240 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	-9.10%	-12.16%	-7.80%
C-Class Shares	-10.06%	-13.05%	-8.73%
C-Class Shares with CDSC‡	-10.96%	-13.05%	-8.73%
Daily Price Movement of Long Treasury Bond**	4.81%	-0.24%	-0.79%
Barclays Long Treasury Bond Index	7.31%	8.34%	7.24%

			Since
			Inception
			(08/01/03)
Advisor Class Shares	-9.64%	-12.67%	-9.06%
Daily Price Movement of Long Treasury Bond**	4.81%	-0.24%	-0.59%
Barclays Long Treasury Bond Index	7.31%	8.34%	8.04%

			(03/31/04)
A-Class Shares	-9.43%	-12.40%	-8.15%
A-Class Shares with sales charge†	-13.72%	-13.25%	-8.64%
Daily Price Movement of Long Treasury Bond**	4.81%	-0.24%	-1.62%
Barclays Long Treasury Bond Index	7.31%	8.34%	7.33%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Long Treasury Bond Index and Daily Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.

†	Fund returns are calculated using the maximum sales charge of 4.75%.

‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 241

SCHEDULE OF INVESTMENTS	March 28, 2013
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Face
	Amount	Value
FEDERAL AGENCY DISCOUNT NOTES†† - 53.3%
Farmer Mac[1]
0.01% due 04/01/13	$100,000,000	$100,000,000
Freddie Mac[2]
0.09% due 08/27/13	15,000,000	14,994,930
0.12% due 10/16/13	15,000,000	14,991,585
Total Freddie Mac		29,986,515
Total Federal Agency Discount Notes
(Cost $129,982,492)		129,986,515

REPURCHASE AGREEMENTS†† - 107.3%
Individual Repurchase Agreement[3]
Barclays Capital issued 03/28/13
at 0.05% due 04/01/13
(secured by a U.S. Treasury
Bond, at a rate of 3.13% and
maturing 02/15/43 as collateral,
with a value of $147,814,056)
to be repurchased at $144,879,305	144,878,500	144,878,500
Joint Repurchase Agreements[4]
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	61,333,354	61,333,354
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	50,318,319	50,318,319
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	5,100,596	5,100,596
Total Repurchase Agreements
(Cost $261,630,769)		261,630,769
Total Long Investments - 160.6%
(Cost $391,613,261)		$391,617,284

U.S. GOVERNMENT SECURITIES SOLD SHORT† - (60.1)%
U.S. Treasury Bond
3.13% due 02/15/43	146,376,000	(146,650,455)
Total U.S. Government Securities Sold Short
(Proceeds $145,444,053)		(146,650,455)
Other Assets & Liabilities, net - (0.5)%		(1,206,058)
Total Net Assets - 100.0%		$243,760,771

		Unrealized
	Contracts	Loss
INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2013 U.S. Treasury Ultra Long Bond
Futures Contracts
(Aggregate Value of
Contracts $111,418,781)	707	$(204,348)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.
[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[3]	All or a portion of this security is pledged as short collateral at March 28, 2013.
[4]	Repurchase Agreements — See Note 5.

242 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $129,982,492)	$129,986,515
Repurchase agreements, at value
(cost $261,630,769)	261,630,769
Total investments
(cost $391,613,261)	391,617,284
Segregated cash with broker	2,704,275
Receivables:
Fund shares sold	650,225
Variation margin	419,782
Interest	2,158
Total assets	395,393,724
Liabilities:
Securities sold short, at value
(proceeds $145,444,053)	146,650,455
Payable for:
Fund shares redeemed	3,640,381
Accrued interest	569,788
Securities purchased	300,563
Management fees	192,317
Distribution and service fees	60,219
Transfer agent and administrative fees	53,421
Portfolio accounting fees	21,282
Miscellaneous	144,527
Total liabilities	151,632,953
Net assets	$243,760,771
Net assets consist of:
Paid in capital	$702,274,047
Accumulated net investment loss	(2,708,996)
Accumulated net realized loss on investments	(454,397,553)
Net unrealized depreciation on investments	(1,406,727)
Net assets	$243,760,771
Investor Class:
Net assets	$143,738,815
Capital shares outstanding	16,356,647
Net asset value per share	$8.79
Advisor Class:
Net assets	$11,776,358
Capital shares outstanding	1,411,432
Net asset value per share	$8.34
A-Class:
Net assets	$32,841,738
Capital shares outstanding	3,839,534
Net asset value per share	$8.55
Maximum offering price per share
(Net asset value divided by 95.25%)	$8.98
C-Class:
Net assets	$55,403,860
Capital shares outstanding	7,116,793
Net asset value per share	$7.78

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$593,462
Total investment income	593,462

Expenses:
Management fees	3,143,775
Transfer agent and administrative fees	873,269
Distribution and service fees:
Advisor Class	239,463
A-Class	79,702
C-Class	577,922
Portfolio accounting fees	320,684
Short interest expense	5,698,603
Custodian fees	54,922
Trustees’ fees*	41,058
Miscellaneous	439,354
Total expenses	11,468,752
Net investment loss	(10,875,290)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Futures contracts	(3,290,314)
Securities sold short	(14,418,194)
Net realized loss	(17,708,508)
Net change in unrealized appreciation (depreciation) on:
Investments	(29,993)
Securities sold short	(17,699,461)
Futures contracts	(6,675,896)
Net change in unrealized appreciation (depreciation)	(24,405,350)
Net realized and unrealized loss	(42,113,858)
Net decrease in net assets resulting from operations	$(52,989,148)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 243

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(10,875,290)	$(20,138,267)
Net realized loss on investments	(17,708,508)	(172,237,958)
Net change in unrealized appreciation (depreciation) on investments	(24,405,350)	33,194,914
Net decrease in net assets resulting from operations	(52,989,148)	(159,181,311)

Capital share transactions:
Proceeds from sale of shares
Investor Class	3,594,467,805	1,308,403,784
Advisor Class	2,168,935,484	2,192,757,950
A-Class	100,243,846	22,252,450
C-Class	19,297,982	43,128,478
Cost of shares redeemed
Investor Class	(3,668,091,952)	(1,366,228,209)
Advisor Class	(2,344,063,973)	(2,029,756,332)
A-Class	(101,709,475)	(39,208,507)
C-Class	(26,000,280)	(57,271,653)
Net increase (decrease) from capital share transactions	(256,920,563)	74,077,961
Net decrease in net assets	(309,909,711)	(85,103,350)

Net assets:
Beginning of year	553,670,482	638,773,832
End of year	$243,760,771	$553,670,482
Accumulated net investment loss at end of year	$(2,708,996)	$(4,115,790)

Capital share activity:
Shares sold
Investor Class	415,498,961	131,857,730
Advisor Class	260,105,303	224,370,362
A-Class	11,795,275	2,217,179
C-Class	2,497,307	4,392,197
Shares redeemed
Investor Class	(424,741,010)	(137,294,023)
Advisor Class	(280,261,535)	(206,359,255)
A-Class	(11,940,868)	(3,972,717)
C-Class	(3,412,838)	(6,045,734)
Net increase (decrease) in shares	(30,459,405)	9,165,739

244 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$9.67	$13.08	$14.65	$13.32	$16.81
Income (loss) from investment operations:
Net investment loss[a]	(.24)	(.43)	(.62)	(.33)	(.11)
Net gain (loss) on investments (realized and unrealized)	(.64)	(2.98)	(.95)	1.66	(3.38)
Total from investment operations	(.88)	(3.41)	(1.57)	1.33	(3.49)
Net asset value, end of period	$8.79	$9.67	$13.08	$14.65	$13.32

Total Return[b]	(9.10%)	(26.07%)	(10.72%)	9.98%	(20.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$143,739	$247,454	$406,031	$376,574	$269,155
Ratios to average net assets:
Net investment loss	(2.82%)	(3.99%)	(4.78%)	(2.23%)	(0.72%)
Total expenses[c]	2.99%	4.13%	5.06%	2.53%	2.80%
Portfolio turnover rate	1,309%	1,107%	771%	985%	584%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$9.23	$12.60	$14.17	$12.95	$16.41
Income (loss) from investment operations:
Net investment loss[a]	(.27)	(.41)	(.66)	(.39)	(.18)
Net gain (loss) on investments (realized and unrealized)	(.62)	(2.96)	(.91)	1.61	(3.28)
Total from investment operations	(.89)	(3.37)	(1.57)	1.22	(3.46)
Net asset value, end of period	$8.34	$9.23	$12.60	$14.17	$12.95

Total Return[b]	(9.64%)	(26.75%)	(11.08%)	9.42%	(21.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,776	$199,137	$44,798	$66,668	$35,153
Ratios to average net assets:
Net investment loss	(3.29%)	(4.22%)	(5.28%)	(2.79%)	(1.19%)
Total expenses[c]	3.45%	4.38%	5.56%	3.09%	3.36%
Portfolio turnover rate	1,309%	1,107%	771%	985%	584%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 245

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$9.44	$12.80	$14.36	$13.10	$16.57
Income (loss) from investment operations:
Net investment loss[a]	(.27)	(.45)	(.64)	(.35)	(.15)
Net gain (loss) on investments (realized and unrealized)	(.62)	(2.91)	(.92)	1.61	(3.32)
Total from investment operations	(.89)	(3.36)	(1.56)	1.26	(3.47)
Net asset value, end of period	$8.55	$9.44	$12.80	$14.36	$13.10

Total Return[b]	(9.43%)	(26.25%)	(10.86%)	9.62%	(20.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$32,842	$37,607	$73,475	$80,151	$54,574
Ratios to average net assets:
Net investment loss	(3.20%)	(4.24%)	(5.03%)	(2.47%)	(0.94%)
Total expenses[c]	3.37%	4.38%	5.31%	2.77%	3.00%
Portfolio turnover rate	1,309%	1,107%	771%	985%	584%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$8.65	$11.82	$13.36	$12.28	$15.65
Income (loss) from investment operations:
Net investment loss[a]	(.30)	(.48)	(.68)	(.43)	(.25)
Net gain (loss) on investments (realized and unrealized)	(.57)	(2.69)	(.86)	1.51	(3.12)
Total from investment operations	(.87)	(3.17)	(1.54)	1.08	(3.37)
Net asset value, end of period	$7.78	$8.65	$11.82	$13.36	$12.28

Total Return[b]	(10.06%)	(26.82%)	(11.53%)	8.79%	(21.53%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$55,404	$69,472	$114,470	$140,451	$123,413
Ratios to average net assets:
Net investment loss	(3.96%)	(4.98%)	(5.78%)	(3.17%)	(1.70%)
Total expenses[c]	4.13%	5.12%	6.06%	3.47%	3.81%
Portfolio turnover rate	1,309%	1,107%	771%	985%	584%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years ended would be:

	03/28/13	03/31/12	03/31/11	03/31/10	03/31/09
Investor Class	1.39%	1.39%	1.42%	1.41%	1.41%
Advisor Class	1.88%	1.87%	1.91%	1.91%	1.91%
A-Class	1.64%	1.65%	1.67%	1.66%	1.65%
C-Class	2.39%	2.40%	2.42%	2.41%	2.41%

246 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 247

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

High Yield Strategy Fund H-Class returned 12.83% for the one year period ended March 28, 2013. For comparison, the Barclays U.S. High Yield Index returned 13.13%.

Energy and Telecommunication Services were the sectors that contributed most to the performance of the underlying index. No sector detracted from return of the underlying index, but the Finance & Investment segment contributed least.

From a ratings perspective, credits with a B rating contributed most to the performance of the underlying index, followed by holdings with a higher, BB rating. Credits in the underlying index with the lowest rating (CCC or below) contributed least to return.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

248 | THE RYDEX FUNDS ANNUAL REPORT

performance report and FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

			Since
			Inception
	1 Year	5 Year	(04/16/07)
A-Class Shares	12.86%	8.84%	6.92%
A-Class Shares with sales charge†	7.51%	7.79%	6.05%
C-Class Shares	11.98%	8.04%	6.12%
C-Class Shares with CDSC‡	10.98%	8.04%	6.12%
H-Class Shares	12.83%	8.85%	6.91%
S&P 500 Index	13.96%	5.81%	3.36%
Barclays U.S. High Yield Index	13.13%	11.65%	8.90%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 249

SCHEDULE OF INVESTMENTS	March 28, 2013
High Yield strategy FUND

	Shares	Value
EXCHANGE TRADED FUNDS† - 10.4%
iShares iBoxx $ High Yield
Corporate Bond Fund	499,175	$47,042,252
Total Exchange Traded Funds
(Cost $45,877,421)		47,042,252

	Face
	Amount

REPURCHASE AGREEMENTS††,1 - 82.9%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$186,211,168	186,211,168
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	152,768,963	152,768,963
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	20,153,144	20,153,144
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	15,485,667	15,485,667
Total Repurchase Agreements
(Cost $374,618,942)		374,618,942
Total Investments - 93.3%
(Cost $420,496,363)		$421,661,194
Other Assets & Liabilities, net - 6.7%		30,187,224
Total Net Assets - 100.0%		$451,848,418

		Unrealized
	Contracts	Gain
INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2013 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $338,049,023)	2,725	$362,762

CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††,3
		Protection				Upfront
		Premium	Maturity	Notional	Notional	Payments	Unrealized
Index	Counterparty	Rate	Date	Principal	Value	Paid	Appreciation
CDX.NA.HY-20 Index	Goldman Sachs International	5.00%	06/20/18	$4,800,000	$(4,953,000)	$145,195	$7,805
CDX.NA.HY-20 Index	Credit Suisse International	5.00%	06/20/18	167,900,000	(173,251,813)	5,045,329	306,484
CDX.NA.HY-20 Index	Barclays Bank plc	5.00%	06/20/18	220,700,000	(227,734,812)	6,607,134	427,678

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as credit default swap collateral at March 28, 2013.
[3]	Credit Default Swaps — See Note 6.

250 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $45,877,421)	$47,042,252
Repurchase agreements, at value
(cost $374,618,942)	374,618,942
Total investments
(cost $420,496,363)	421,661,194
Segregated cash with broker	14,626,250
Unamortized upfront payments paid on credit default swaps	11,797,658
Unrealized appreciation on swap agreements	741,967
Receivables:
Credit default swap settlement	15,831,146
Protection fees on credit default swaps	659,998
Fund shares sold	122,183
Interest	12,304
Total assets	465,452,700
Liabilities:
Payable for:
Credit default swap settlement	12,260,750
Management fees	285,804
Fund shares redeemed	276,390
Variation margin	268,345
Distribution and service fees	99,726
Transfer agent and administrative fees	95,268
Portfolio accounting fees	33,888
Miscellaneous	284,111
Total liabilities	13,604,282
Net assets	$451,848,418
Net assets consist of:
Paid in capital	$421,613,036
Undistributed net investment income	5,911,646
Accumulated net realized gain on investments	22,054,176
Net unrealized appreciation on investments	2,269,560
Net assets	$451,848,418
A-Class:
Net assets	$10,776,911
Capital shares outstanding	428,357
Net asset value per share	$25.16
Maximum offering price per share
(Net asset value divided by 95.25%)	$26.41
C-Class:
Net assets	$6,958,295
Capital shares outstanding	292,014
Net asset value per share	$23.83
H-Class:
Net assets	$434,113,212
Capital shares outstanding	17,283,257
Net asset value per share	$25.12

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends	$1,458,527
Interest	375,273
Income from securities lending, net	24,047
Total investment income	1,857,847

Expenses:
Management fees	2,656,472
Transfer agent and administrative fees	885,490
Distribution and service fees:
A-Class	50,404
C-Class	73,515
H-Class	816,708
Portfolio accounting fees	321,739
Custodian fees	53,415
Trustees’ fees*	28,187
Miscellaneous	527,970
Total expenses	5,413,900
Net investment loss	(3,556,053)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(713,705)
Swap agreements	37,077,709
Futures contracts	2,378,733
Net realized gain	38,742,737
Net change in unrealized appreciation (depreciation) on:
Investments	867,341
Swap agreements	2,287,508
Futures contracts	1,168,369
Net change in unrealized appreciation (depreciation)	4,323,218
Net realized and unrealized gain	43,065,955
Net increase in net assets resulting from operations	$39,509,902

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 251

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(3,556,053)	$(2,834,352)
Net realized gain on investments	38,742,737	17,921,727
Net change in unrealized appreciation (depreciation) on investments	4,323,218	(2,032,176)
Net increase in net assets resulting from operations	39,509,902	13,055,199

Distributions to shareholders from:
Net investment income
A-Class	(512,061)	(547,032)
C-Class	(118,088)	(168,804)
H-Class	(7,099,893)	(6,784,948)
Net realized gains
A-Class	(289,960)	—
C-Class	(66,869)	—
H-Class	(4,020,392)	—
Total distributions to shareholders	(12,107,263)	(7,500,784)

Capital share transactions:
Proceeds from sale of shares
A-Class	180,394,541	125,538,758
C-Class	58,421,116	77,987,615
H-Class	857,060,522	1,220,509,361
Distributions reinvested
A-Class	378,053	131,423
C-Class	169,710	153,755
H-Class	10,977,334	6,728,875
Cost of shares redeemed
A-Class	(183,362,099)	(127,439,479)
C-Class	(59,616,169)	(77,109,524)
H-Class	(726,159,066)	(1,082,668,489)
Net increase from capital share transactions	138,263,942	143,832,295
Net increase in net assets	165,666,581	149,386,710

Net assets:
Beginning of year	286,181,837	136,795,127
End of year	$451,848,418	$286,181,837
Undistributed/(Accumulated) net investment income/(loss) at end of year	$5,911,646	$(296,427)

Capital share activity:
Shares sold
A-Class	7,565,849	5,627,710
C-Class	2,584,176	3,669,955
H-Class	36,387,768	54,935,323
Shares issued from reinvestment of distributions
A-Class	15,798	6,020
C-Class	7,470	7,350
H-Class	459,495	308,664
Shares redeemed
A-Class	(7,671,852)	(5,777,601)
C-Class	(2,634,577)	(3,631,647)
H-Class	(31,221,244)	(48,876,797)
Net increase in shares	5,492,883	6,268,977

252 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$22.93	$21.98	$20.42	$16.64	$24.31
Income (loss) from investment operations:
Net investment loss[a]	(.22)	(.27)	(.30)	(.26)	(.16)
Net gain (loss) on investments (realized and unrealized)	3.13	1.77	3.37	5.39	(3.51)
Total from investment operations	2.91	1.50	3.07	5.13	(3.67)
Less distributions from:
Net investment income	(.43)	(.55)	(1.51)	(1.35)	(4.00)
Net realized gains	(.25)	—	—	—	—
Total distributions	(.68)	(.55)	(1.51)	(1.35)	(4.00)
Net asset value, end of period	$25.16	$22.93	$21.98	$20.42	$16.64

Total Return[b]	12.86%	6.94%	15.21%	31.07%	(16.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,777	$11,890	$14,561	$4,800	$5,748
Ratios to average net assets:
Net investment loss	(0.92%)	(1.21%)	(1.40%)	(1.37%)	(0.71%)
Total expenses[c]	1.50%	1.49%	1.54%	1.54%	1.57%
Portfolio turnover rate	95%	583%	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$21.92	$21.19	$19.87	$16.33	$24.12
Income (loss) from investment operations:
Net investment loss[a]	(.37)	(.45)	(.45)	(.40)	(.25)
Net gain (loss) on investments (realized and unrealized)	2.96	1.73	3.28	5.29	(3.54)
Total from investment operations	2.59	1.28	2.83	4.89	(3.79)
Less distributions from:
Net investment income	(.43)	(.55)	(1.51)	(1.35)	(4.00)
Net realized gains	(.25)	—	—	—	—
Total distributions	(.68)	(.55)	(1.51)	(1.35)	(4.00)
Net asset value, end of period	$23.83	$21.92	$21.19	$19.87	$16.33

Total Return[b]	11.98%	6.16%	14.40%	30.17%	(16.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,958	$7,343	$6,129	$3,351	$1,773
Ratios to average net assets:
Net investment loss	(1.62%)	(2.10%)	(2.13%)	(2.13%)	(1.21%)
Total expenses[a]	2.27%	2.25%	2.28%	2.29%	2.32%
Portfolio turnover rate	95%	583%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 253

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$22.90	$21.95	$20.38	$16.61	$24.28
Income (loss) from investment operations:
Net investment loss[a]	(.24)	(.28)	(.30)	(.26)	(.04)
Net gain (loss) on investments (realized and unrealized)	3.14	1.78	3.38	5.38	(3.63)
Total from investment operations	2.90	1.50	3.08	5.12	(3.67)
Less distributions from:
Net investment income	(.43)	(.55)	(1.51)	(1.35)	(4.00)
Net realized gains	(.25)	—	—	—	—
Total distributions	(.68)	(.55)	(1.51)	(1.35)	(4.00)
Net asset value, end of period	$25.12	$22.90	$21.95	$20.38	$16.61

Total Return[b]	12.83%	6.95%	15.29%	31.07%	(16.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$434,113	$266,950	$116,106	$16,368	$239,528
Ratios to average net assets:
Net investment loss	(0.99%)	(1.26%)	(1.38%)	(1.37%)	(0.20%)
Total expenses[c]	1.51%	1.49%	1.53%	1.53%	1.56%
Portfolio turnover rate	95%	583%	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.

254 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 255

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Inverse High Yield Strategy Fund H-Class returned -14.81% for the one year period ended March 28, 2013. For comparison, the Barclays U.S. High Yield Index returned 13.13%.

Energy and Telecommunication Services were the sectors that contributed most to the performance of the underlying index. No sector detracted from return of the underlying index, but the Finance & Investment segment contributed least.

From a ratings perspective, credits with a B rating contributed most to the performance of the underlying index, followed by holdings with a higher, BB rating. Credits in the underlying index with the lowest rating (CCC or below) contributed least to return.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the highest efficient manner and not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 7 of this report.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

256 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/28/13
			Since
			Inception
	1 Year	5 Year	(04/16/07)
A-Class Shares	-14.81%	-13.47%	-11.10%
A-Class Shares with sales charge†	-18.85%	-14.31%	-11.82%
C-Class Shares	-15.51%	-14.13%	-11.73%
C-Class Shares with CDSC‡	-16.36%	-14.13%	-11.73%
H-Class Shares	-14.81%	-13.47%	-11.06%
S&P 500 Index	13.96%	5.81%	3.36%
Barclays U.S. High Yield Index	13.13%	11.65%	8.90%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the Barclays U.S. High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 257

SCHEDULE OF INVESTMENTS	March 28, 2013
INVERSE HIGH YIELD STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS††,1 - 95.5%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$5,432,279	$5,432,279
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	4,456,679	4,456,679
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	552,549	552,549
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	451,758	451,758
Total Repurchase Agreements
(Cost $10,893,265)		10,893,265
Total Investments - 95.5%
(Cost $10,893,265)		$10,893,265
Other Assets & Liabilities, net - 4.5%		508,869
Total Net Assets - 100.0%		$11,402,134

		Unrealized
	Contracts	Loss

INTEREST RATE FUTURES CONTRACTS SOLD SHORT†
June 2013 U.S. Treasury 5 Year Note
Futures Contracts
(Aggregate Value of
Contracts $9,676,266)	78	$(9,160)

CREDIT DEFAULT SWAP AGREEMENTS PROTECTION PURCHASED††

		Protection				Upfront
		Premium	Maturity	Notional	Notional	Payments	Unrealized
Index	Counterparty	Rate	Date	Principal	Value	Received	Depreciation
CDX.NA.HY-20 Index	Barclays Bank plc	5.00%	06/20/18	$6,700,000	$6,913,563	$(200,579)	$(12,983)
CDX.NA.HY-20 Index	Credit Suisse International	5.00%	06/20/18	3,400,000	3,508,375	(101,788)	(6,589)
CDX.NA.HY-20 Index	Goldman Sachs International	5.00%	06/20/18	800,000	825,500	(24,199)	(1,301)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as credit default swap collateral at March 28, 2013.

258 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $10,893,265)	$10,893,265
Segregated cash with broker	1,050,151
Receivables:
Credit default swap settlement	339,361
Fund shares sold	25,762
Variation margin	7,486
Interest	126
Total assets	12,316,151
Liabilities:
Unamortized upfront payments received on credit default swaps	326,566
Unrealized depreciation on swap agreements	20,873
Payable for:
Credit default swap settlement	514,757
Protection fees on credit default swaps	18,167
Management fees	9,579
Fund shares redeemed	5,243
Distribution and service fees	4,138
Transfer agent and administrative fees	3,193
Portfolio accounting fees	1,277
Miscellaneous	10,224
Total liabilities	914,017
Net assets	$11,402,134
Net assets consist of:
Paid in capital	$26,453,784
Accumulated net investment loss	(227,498)
Accumulated net realized loss on investments	(14,794,119)
Net unrealized depreciation on investments	(30,033)
Net assets	$11,402,134
A-Class:
Net assets	$156,536
Capital shares outstanding	6,528
Net asset value per share	$23.98
Maximum offering price per share
(Net asset value divided by 95.25%)	$25.18
C-Class:
Net assets	$2,037,232
Capital shares outstanding	88,643
Net asset value per share	$22.98
H-Class:
Net assets	$9,208,366
Capital shares outstanding	383,027
Net asset value per share	$24.04

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$22,972
Total investment income	22,972

Expenses:
Management fees	142,535
Transfer agent and administrative fees	47,512
Distribution and service fees:
A-Class	5,062
C-Class	8,931
H-Class	40,217
Portfolio accounting fees	19,004
Custodian fees	3,056
Trustees’ fees*	2,015
Miscellaneous	23,829
Total expenses	292,161
Net investment loss	(269,189)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(3,600,524)
Futures contracts	(559,090)
Net realized loss	(4,159,614)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(96,832)
Futures contracts	(8,535)
Net change in unrealized appreciation (depreciation)	(105,367)
Net realized and unrealized loss	(4,264,981)
Net decrease in net assets resulting from operations	$(4,534,170)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 259

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(269,189)	$(316,240)
Net realized loss on investments	(4,159,614)	(3,594,796)
Net change in unrealized appreciation (depreciation) on investments	(105,367)	(104,030)
Net decrease in net assets resulting from operations	(4,534,170)	(4,015,066)

Capital share transactions:
Proceeds from sale of shares
A-Class	60,080,922	71,981,360
C-Class	8,417,111	8,812,685
H-Class	384,851,085	333,685,614
Cost of shares redeemed
A-Class	(59,399,320)	(72,478,567)
C-Class	(6,874,799)	(10,566,693)
H-Class	(385,744,592)	(326,559,879)
Net increase from capital share transactions	1,330,407	4,874,520
Net increase (decrease) in net assets	(3,203,763)	859,454

Net assets:
Beginning of year	14,605,897	13,746,443
End of year	$11,402,134	$14,605,897
Undistributed/(Accumulated) net investment income/(loss) at end of year	$(227,498)	$—

Capital share activity:
Shares sold
A-Class	2,222,764	2,353,360
C-Class	339,193	299,399
H-Class	14,453,392	10,932,156
Shares redeemed
A-Class	(2,235,986)	(2,380,877)
C-Class	(276,015)	(355,403)
H-Class	(14,543,669)	(10,761,580)
Net increase (decrease) in shares	(40,321)	87,055

260 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.15	$31.99	$38.51	$55.13	$51.26
Income (loss) from investment operations:
Net investment loss[a]	(.37)	(.43)	(.47)	(.63)	(.10)
Net gain (loss) on investments (realized and unrealized)	(3.80)	(3.41)	(6.05)	(15.60)	5.29
Total from investment operations	(4.17)	(3.84)	(6.52)	(16.23)	5.19
Less distributions from:
Net realized gains	—	—	—	(.39)	(1.32)
Total distributions	—	—	—	(.39)	(1.32)
Net asset value, end of period	$23.98	$28.15	$31.99	$38.51	$55.13

Total Return[b]	(14.81%)	(11.98%)	(16.96%)	29.47%	10.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$157	$556	$1,512	$2,269	$2,278
Ratios to average net assets:
Net investment loss	(1.38%)	(1.39%)	(1.39%)	(1.43%)	(0.19%)
Total expenses	1.49%	1.51%	1.53%	1.54%	1.52%
Portfolio turnover rate	—	—	—	—	—

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$27.21	$31.12	$37.77	$54.49	$51.06
Income (loss) from investment operations:
Net investment loss[a]	(.53)	(.55)	(.72)	(.95)	(.52)
Net gain (loss) on investments (realized and unrealized)	(3.70)	(3.36)	(5.93)	(15.38)	5.27
Total from investment operations	(4.23)	(3.91)	(6.65)	(16.33)	4.75
Less distributions from:
Net realized gains	—	—	—	(.39)	(1.32)
Total distributions	—	—	—	(.39)	(1.32)
Net asset value, end of period	$22.98	$27.21	$31.12	$37.77	$54.49

Total Return[b]	(15.51%)	(12.60%)	(17.61%)	(30.00%)	9.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,037	$693	$2,535	$2,055	$869
Ratios to average net assets:
Net investment loss	(2.13%)	(1.87%)	(2.13%)	(2.18%)	(1.00%)
Total expenses	2.25%	2.26%	2.28%	2.29%	2.28%
Portfolio turnover rate	—	—	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 261

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$28.22	$32.04	$38.60	$55.26	$51.38
Income (loss) from investment operations:
Net investment loss[a]	(.36)	(.47)	(.50)	(.61)	(.29)
Net gain (loss) on investments (realized and unrealized)	(3.82)	(3.35)	(6.06)	(15.66)	5.49
Total from investment operations	(4.18)	(3.82)	(6.56)	(16.27)	5.20
Less distributions from:
Net realized gains	—	—	—	(.39)	(1.32)
Total distributions	—	—	—	(.39)	(1.32)
Net asset value, end of period	$24.04	$28.22	$32.04	$38.60	$55.26

Total Return[b]	(14.81%)	(11.92%)	(16.99%)	(29.47%)	10.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,208	$13,357	$9,699	$27,954	$13,799
Ratios to average net assets:
Net investment loss	(1.38%)	(1.51%)	(1.38%)	(1.43%)	(0.55%)
Total expenses	1.50%	1.51%	1.53%	1.53%	1.53%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

262 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 263

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended March 28, 2013, U.S. Government Money Market Fund returned 0.00%.

At March 28, 2013, the average weighted maturity of the holdings in the Fund was 52 days. At period-end, approximately 49% of the Fund consisted of repurchase agreements collateralized by U.S. government securities, 27% U.S. government agency discount notes and 15% commercial paper.

As the Federal Reserve has decided that quantitative easing should continue near-term, short-term money market rates continued to fall through the period. Money market rates are expected to remain low through 2013.

Discussions regarding additional money market regulations are expected now that the appointment of a new head of the Securities and Exchange Commission has been confirmed.

As the Federal Reserve continues its programs to keep interest rates low, the Fund continues to waive Fund expenses.

Performance displayed represents past performance, which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

FADN — Federal Agency Discount Notes

FAN — Federal Agency Notes

Inception Date:	December 1, 1993

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

264 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Money Market Class	0.00%	0.21%	1.28%

*	Effective June 15, 2012, the Fund’s Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class. The performance for periods prior to that date reflects the performance of the former Investor Class.

THE RYDEX FUNDS ANNUAL REPORT | 265

SCHEDULE OF INVESTMENTS	March 28, 2013
U.S. GOVERNMENT MONEY MARKET FUND

	Face
	Amount	Value

FEDERAL AGENCY DISCOUNT NOTES†† - 20.6%
Farmer Mac[1]
0.19% due 04/02/13	$25,000,000	$24,999,867
0.14% due 10/18/13	25,000,000	24,980,555
0.15% due 12/30/13	25,000,000	24,971,563
0.19% due 09/06/13	15,000,000	14,987,492
0.18% due 06/14/13	10,000,000	9,996,300
0.21% due 11/01/13	10,000,000	9,987,517
0.20% due 11/25/13	10,000,000	9,986,778
0.17% due 05/23/13	5,000,000	4,998,772
Total Farmer Mac		124,908,844
Federal Farm Credit Bank[1]
0.18% due 10/18/13	10,000,000	9,990,000
0.20% due 11/05/13	10,000,000	9,987,889
Total Federal Farm Credit Bank		19,977,889
Freddie Mac[2]
0.17% due 07/01/13	15,000,000	14,993,554
Fannie Mae[2]
0.14% due 09/03/13	15,000,000	14,990,313
Total Federal Agency Discount Notes
(Cost $174,870,600)		174,870,600

FEDERAL AGENCY NOTES†† - 6.5%
Federal Home Loan Bank[1]
0.22% due 04/25/13	15,000,000	14,999,970
0.20% due 04/30/13	15,000,000	14,999,856
0.17% due 06/21/13	10,000,000	9,999,733
0.12% due 10/04/13	10,000,000	9,996,584
0.18% due 09/04/13	5,000,000	5,000,000
Total Federal Home Loan Bank		54,996,143
Total Federal Agency Notes
(Cost $54,996,143)		54,996,143

COMMERCIAL PAPER†† - 15.3%
Caterpillar Financial Services Corp.
0.10% due 04/04/13	10,000,000	9,999,917
Toyota Motor Credit Corp.
0.30% due 04/08/13	10,000,000	9,999,417
Societe Generale North America, Inc.
0.55% due 04/08/13	10,000,000	9,998,930
Prudential plc
0.23% due 04/18/13[3]	10,000,000	9,998,914
General RE Corp.
0.13% due 05/07/13	10,000,000	9,998,500
BNP Paribas Finance, Inc.
0.18% due 05/06/13	10,000,000	9,998,250
UBS Finance Delaware LLC
0.54% due 04/19/13	10,000,000	9,997,300
American Honda Finance Corp.
0.15% due 06/21/13	10,000,000	9,996,625
Sheffield Receivables Corp.
0.14% due 06/06/13	10,000,000	9,996,333
ING US Funding LLC
0.47% due 05/01/13	10,000,000	9,996,083
Nestle Capital Corp.
0.24% due 05/20/13	5,000,000	4,998,367
0.18% due 07/25/13	5,000,000	4,997,125
Total Nestle Capital Corp.		9,995,492
General Electric Capital Corp.
0.19% due 07/08/13	10,000,000	9,994,828
Barclays US Funding Corp.
0.42% due 08/27/13	10,000,000	9,981,911
Total Commercial Paper
(Cost $129,952,500)		129,952,500

REPURCHASE AGREEMENTS†† - 48.5%
Individual Repurchase Agreement
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13 secured by:
U.S. Treasury Bills, 0.00%
08/22/13 – 09/05/13
with a value of $144,945,926,
to be repurchased at $144,945,926	142,103,779	142,103,779
Joint Repurchase Agreements[3]
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	115,940,268	115,940,268
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	141,320,411	141,320,411
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	11,752,468	11,752,468
Total Repurchase Agreements
(Cost $411,116,926)		411,116,926
Total Investments - 90.9%
(Cost $770,936,169)		$770,936,169
Other Assets & Liabilities, net - 9.1%		77,434,134
Total Net Assets - 100.0%		$848,370,303

††	Value determined based on Level 2 inputs — See Note 4.

[1]	The issuer operates under a Congressional charter; its securities are neither issued nor guaranteed by the U.S. Government.

[2]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

[3]	Repurchase Agreements — See Note 5.

plc — Public Limited Company

266 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $359,819,243)	$359,819,243
Repurchase agreements, at value
(cost $411,116,926)	411,116,926
Total investments
(cost $770,936,169)	770,936,169
Receivables:
Fund shares sold	92,862,515
Interest	43,338
Total assets	863,842,022
Liabilities:
Overdraft due to custodian bank	503
Payable for:
Fund shares redeemed	15,012,542
Miscellaneous	458,674
Total liabilities	15,471,719
Net assets	$848,370,303
Net assets consist of:
Paid in capital	$848,368,876
Undistributed net investment income	—
Accumulated net realized gain on investments	1,427
Net unrealized appreciation on investments	—
Net assets	$848,370,303
Capital shares outstanding	848,945,106
Net asset value per share	$1.00

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$1,757,988
Total investment income	1,757,988

Expenses:
Management fees	5,099,596
Transfer agent and administrative fees	2,039,849
Portfolio accounting fees	642,781
Custodian fees	158,700
Distribution and service fees:
Advisor Class	318,630
C-Class	87,381
Trustees’ fees*	113,598
Miscellaneous	1,282,825
Total expenses	9,743,360

Less:
Expenses waived by service company	(2,406,526)
Expenses waived by distributor	(406,011)
Expenses waived by Advisor	(5,173,179)
Total waived expenses	(7,985,716)
Net expenses	1,757,644
Net investment income	344

Net Realized Gain (Loss):
Net realized gain (loss) on:
Investments	1,465
Net realized gain	1,465
Net increase in net assets resulting from operations	$1,809

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 267

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$344	$4,154
Net realized gain on investments	1,465	33,814
Net increase in net assets resulting from operations	1,809	37,968

Distributions to shareholders from:
Net investment income
Money Market Class*	(345)	(2,991)
Investor2 Class	(3)	(169)
Advisor Class	(22)	(613)
A-Class	(3)	(155)
C-Class	(3)	(195)
Net realized gains
Money Market Class*	—	(14,115)
Investor2 Class	—	(524)
Advisor Class	—	(3,382)
A-Class	—	(517)
C-Class	—	(803)
Total distributions to shareholders	(376)	(23,464)

Capital share transactions:
Proceeds from sale of shares
Money Market Class*	13,013,527,296	8,520,351,901
Investor2 Class	5,842,956	38,434,174
Advisor Class	1,158,477,495	5,981,133,747
A-Class	74,372,553	140,249,344
C-Class	87,542,579	332,253,713
Distributions reinvested
Money Market Class*	242	17,010
Investor2 Class	1	677
Advisor Class	21	3,962
A-Class	2	627
C-Class	1	968
Cost of shares redeemed
Money Market Class*	(13,061,917,403)	(8,746,713,127)
Investor2 Class	(8,730,690)	(45,998,905)
Advisor Class	(1,602,575,758)	(5,497,279,690)
A-Class	(83,203,673)	(142,707,495)
C-Class	(78,326,643)	(345,516,973)
Conversion activity**
Money Market Class*	289,192,453	—
Investor2 Class	(34,998,123)	—
Advisor Class	(179,664,763)	—
A-Class	(29,552,538)	—
C-Class	(44,977,029)	—
Net decrease from capital share transactions	(494,991,021)	234,229,933
Net increase (decrease) in net assets	(494,989,588)	234,244,437

Net assets:
Beginning of year	1,343,359,891	1,109,115,454
End of year	848,370,303	1,343,359,891
Undistributed net investment income at end of year	$—	$977

268 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Capital share activity:
Shares sold
Money Market Class*	13,013,011,949	8,520,351,901
Investor2 Class	5,842,955	38,434,174
Advisor Class	1,158,365,043	5,981,133,747
A-Class	74,372,552	140,249,345
C-Class	87,542,579	332,253,713
Shares issued from reinvestment of distribution
Money Market Class*	296	17,013
Investor2 Class	1	677
Advisor Class	25	3,962
A-Class	2	627
C-Class	1	969
Shares redeemed
Money Market Class*	(13,061,402,052)	(8,746,713,127)
Investor2 Class	(8,730,690)	(45,998,904)
Advisor Class	(1,602,463,309)	(5,497,279,690)
A-Class	(83,203,673)	(142,707,495)
C-Class	(78,326,643)	(345,516,973)
Conversion activity**
Money Market Class*	289,368,668	—
Investor2 Class	(34,994,846)	—
Advisor Class	(179,777,212)	—
A-Class	(29,569,296)	—
C-Class	(45,027,314)	—
Net increase (decrease) in shares	(494,990,964)	234,229,939

*	The Money Market Class commenced operations on June 15, 2012. Operating results presented reflect the operating history of the Investor Class for periods prior to June 15, 2012 — See Note 12.

**	Effective June 15, 2012, the Fund's Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class — See Note 12.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 269

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Money Market Class[a]	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	— [b]	— [b]	— [b]	— [b]	.01
Net gain on investments
(realized and unrealized)	— [b]	— [b]	— [b]	—	—
Total from investment operations	— [b]	— [b]	— [b]	— [b]	.01
Less distributions from:
Net investment income	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(.01)
Net realized gains	—	(—)[b]	(—)[b]	—	—
Total distributions	(—)[b]	(—)[b]	(—)[b]	(—)[b]	(.01)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.00%	0.00%	0.01%	0.01%	1.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$848,370	$607,565	$833,899	$872,765	$1,114,286
Ratios to average net assets:
Net investment income	0.00%[d]	0.00%[d]	0.01%	0.01%	1.02%
Total expenses	0.95%	0.91%	0.94%	0.93%	0.95%
Net expenses[c]	0.17%	0.11%	0.22%	0.37%	0.90%
Portfolio turnover rate	—	—	—	—	—

[a]	Effective June 15, 2012, the Fund’s Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares and Investor2 Class shares were converted into the newly created Money Market Class. The financial highlights for periods prior to that date reflect the performance of the former Investor Class.
[b]	Less than $0.01 per share.
[c]	Net expense information reflects the expense ratios after expense waivers.
[d]	Less than 0.01%.

270 | THE RYDEX funds ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company of the series type. Each series, in effect, represents a separate Fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At March 28, 2013, the Trust consisted of fifty-one separate funds. This report covers the Target Beta Funds (the “Funds”), while the other Funds are contained in separate reports. Only A-Class, C-Class, H-Class, Advisor Class, Investor Class and Money Market Class shares had been issued by the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

Since March 28, 2013 represents the last day during the Funds’ annual period on which the New York Stock Exchange was open for trading, the Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ net asset value calculations used for shareholder transactions.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Trust calculates a NAV twice each business day, first in the morning and again in the afternoon for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The morning NAV is calculated at 10:45 a.m. and the afternoon NAV is calculated at the close of the New York Stock Exchange ("NYSE"), usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 28, 2013, afternoon NAV.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of equity index and credit default swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the NYSE, adjusted to include dividends accrued, and financing charges and/or interest associated with the swap agreements.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized gain or loss on the agreements that is determined using a broker quote for the value of the index

THE RYDEX FUNDS ANNUAL REPORT | 271

NOTES TO FINANCIAL STATEMENTS (continued)

and financing charges and/or interest associated with the swap agreements.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/ dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury yields, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E.  Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.  Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

272 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H.  Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

I.  The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

J. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

K. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

THE RYDEX FUNDS ANNUAL REPORT | 273

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of short sales, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Nasdaq-100® Fund	0.75%
Inverse Nasdaq-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%
Real Estate Fund	0.85%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

RFS provides transfer agent and administrative services to the Trust for fees calculated at the annualized rates below, based on the average daily net assets of the Funds. For these services, RFS receives the following:

Transfer Agent and
Administrative Fees
Fund	(as a % of Net Assets)
Government Long Bond 1.2x Strategy Fund	0.20%
U.S. Government Money Market Fund	0.20%
Remaining Funds	0.25%

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares and H-Class shares for which GDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GDL will receive shareholder servicing fees from the Funds at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GDL for paying the shareholder’s financial advisor an ongoing sales commission. GDL advances the first year’s service and distribution fees to the financial advisor. GDL retains the service and distribution fees on accounts with no authorized dealer of record.

GI and its affiliates have voluntarily agreed to waive their fees, including but not limited to accounting, shareholder services and investment advisory fees, in an attempt to maintain a positive net yield for the U.S. Government Money Market Fund. GI or its affiliates may terminate this voluntary waiver at any time upon notice to the Fund. When shareholder services fees are waived, dealer compensation will be reduced to the extent of such waiver.

For the year ended March 28, 2013, GDL retained sales charges of $219,176 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

274 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions marketparticipants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at March 28, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
Nova Fund	$50,309,173	$8,562	$22,533,840	$234,859	$—	$73,086,434
S&P 500® Fund	215,699,268	1,903	71,493,049	259,494	—	287,453,714
Inverse S&P 500® Strategy Fund	—	—	127,959,094	—	—	127,959,094
NASDAQ-100® Fund	487,244,541	1,813	34,554,223	72,249	—	521,872,826
Inverse NASDAQ-100® Strategy Fund	—	—	10,192,560	—	—	10,192,560
Mid-Cap 1.5x Strategy Fund	39,767,060	679,817	23,822,116	212,739	—	64,481,732
Inverse Mid-Cap Strategy Fund	—	—	1,547,085	—	—	1,547,085
Russell 2000® 1.5x Strategy Fund	30,109,419	5,405	18,364,537	53,850	—	48,533,211
Russell 2000® Fund	61,880,002	19,224	45,633,590	66,028	—	107,598,844
Inverse Russell 2000® Strategy Fund	—	—	13,890,316	—	—	13,890,316
S&P 500® Pure Growth Fund	75,924,801	—	355,799	—	—	76,280,600
S&P 500® Pure Value Fund	82,693,895	—	1,357,444	—	—	84,051,339
S&P MidCap 400® Pure Growth Fund	305,285,447	—	1,621,573	—	—	306,907,020
S&P MidCap 400® Pure Value Fund	82,835,159	—	1,323,825	—	—	84,158,984
S&P SmallCap 600® Pure Growth Fund	9,928,860	—	255,708	—	—	10,184,568
S&P SmallCap 600® Pure Value Fund	36,020,665	—	559,487	—	—	36,580,152
Europe 1.25x Strategy Fund	7,403,543	—	5,846,441	17,739	—	13,267,723
Japan 2x Strategy Fund	—	1,518,731	10,363,653	—	—	11,882,384
Strengthening Dollar 2x Strategy Fund	—	132,281	19,904,153	157,002	—	20,193,436
Weakening Dollar 2x Strategy Fund	—	—	13,059,261	—	—	13,059,261
Real Estate Fund	25,545,370	—	134,616	—	—	25,679,986
Government Long Bond 1.2x Strategy Fund	235,763,228	—	157,787,115	—	—	393,550,343
Inverse Government Long Bond Strategy Fund	—	—	391,617,284	—	—	391,617,284
High Yield Strategy Fund	47,042,252	362,762	374,618,942	741,967	—	422,765,923
Inverse High Yield Strategy Fund	—	—	10,893,265	—	—	10,893,265
U.S. Government Money Market Fund	—	—	770,936,169	—	—	770,936,169
Liabilities
Inverse S&P 500® Strategy Fund	$—	$261,043	$—	$388,437	$—	$649,480
Inverse NASDAQ-100® Strategy Fund	—	17,114	—	27,574	—	44,688
Inverse Mid-Cap Strategy Fund	—	29,490	—	5,499	—	34,989
Inverse Russell 2000® Strategy Fund	—	72	—	22,844	—	22,916
Europe 1.25x Strategy Fund	—	56,669	—	16,432	—	73,101
Weakening Dollar 2x Strategy Fund	—	52,997	—	62,226	—	115,223
Government Long Bond 1.2x Strategy Fund	—	817,414	—	—	—	817,414
Inverse Government Long Bond Strategy Fund	146,650,455	204,348	—	—	—	146,854,803
Inverse High Yield Strategy Fund	—	9,160	—	20,873	—	30,033

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 28, 2013, there were no transfers between levels.

THE RYDEX FUNDS ANNUAL REPORT | 275

NOTES TO FINANCIAL STATEMENTS (continued)

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 28, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			Fannie Mae
0.10%			0.50% – 1.63%
Due 04/01/13	$741,750,000	$741,758,242	10/22/15 – 01/10/20	$550,000,000	$557,685,694
			Freddie Mac
			0.50%
			10/09/15	150,000,000	151,635,000
			U.S. Treasury Bond
			4.25%
			11/15/40	37,262,600	47,292,608
Mizuho Financial Group, Inc.			U.S. Treasury Bills
0.11%			0.00%
Due 04/01/13	608,536,964	608,544,401	06/27/13 – 09/19/13	467,120,000	466,966,256
			U.S. Treasury Note
			1.75%
			05/31/16	145,841,100	153,748,492
Credit Suisse Group			U.S. Treasury Note
0.10%			0.50%
Due 04/01/13	87,611,804	87,612,291	07/31/17	89,334,100	89,365,466
Deutsche Bank			U.S. Treasury Note
0.10%			2.13%
Due 04/01/13	61,685,310	61,685,995	02/29/16	59,756,300	62,922,554

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Disclosures about Credit Derivatives

In accordance with its principal investment strategy, the High Yield Strategy Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront payment as an adjustment to the stated periodic premium.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when

276 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The table on page 250 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of March 28, 2013.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

	Futures		Swaps
Fund	Index Exposure	Liquidity	Index Exposure	Liquidity
Nova Fund	x	x	x	x
S&P 500® Fund	x	x	x	x
Inverse S&P 500® Strategy Fund	x	x	x	x
NASDAQ-100® Fund	x	x	x	x
Inverse NASDAQ-100® Strategy Fund	x	x	x	x
Mid-Cap 1.5x Strategy Fund	x	x	x	x
Inverse Mid-Cap Strategy Fund	x	x	x	x
Russell 2000® 1.5x Strategy Fund	x	x	x	x
Russell 2000® Fund	x	x	x	x
Inverse Russell 2000® Strategy Fund	x	x	x	x
Europe 1.25x Strategy Fund	x	x	—	—
Japan 2x Strategy Fund	x	x	—	—
Strengthening Dollar 2x Strategy Fund	x	x	x	x
Weakening Dollar 2x Strategy Fund	x	x	x	x
Government Long Bond 1.2x Strategy Fund	x	x	—	—
Inverse Government Long Bond Strategy Fund	x	x	—	—
High Yield Strategy Fund	x	x	x	x
Inverse High Yield Strategy Fund	x	x	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
Nova Fund	80%	—
S&P 500® Fund	25%	—
Inverse S&P 500® Strategy Fund	—	100%
NASDAQ-100® Fund	5%	—
Inverse NASDAQ-100® Strategy Fund	—	100%
Mid-Cap 1.5x Strategy Fund	90%	—
Inverse Mid-Cap Strategy Fund	—	100%
Russell 2000® 1.5x Strategy Fund	85%	—
Russell 2000® Fund	45%	—
Inverse Russell 2000® Strategy Fund	—	100%
Europe 1.25x Strategy Fund*	75%	—
Japan 2x Strategy Fund*	200%	—
Strengthening Dollar 2x Strategy Fund	200%	—
Weakening Dollar 2x Strategy Fund	—	200%
Government Long Bond 1.2x Strategy Fund	70%	—
Inverse Government Long Bond Strategy Fund	—	45%
High Yield Strategy Fund*	90%	—
Inverse High Yield Strategy Fund*	—	100%

* These Funds utilize a combination of currency and/or financial-linked derivatives to obtain exposure to their benchmarks. The gross derivative instrument exposure is 150%, 400%, 165% and 185% for the Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, High Yield Strategy Fund and Inverse High Yield Strategy Fund, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 28, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate/Currency contracts	Variation margin	Variation margin
Equity/Currency/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 28, 2013:

	Asset Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Futures	Swaps	Total Value at
	Equity	Equity	Currency	Currency	Interest Rate	Credit Default	March 28,
Fund	Contracts*	Contracts	Contracts*	Contracts	Contracts*	Contracts	2013
Nova Fund	$8,562	$234,859	$—	$—	$—	$—	$243,421
S&P 500® Fund	1,903	259,494	—	—	—	—	261,397
NASDAQ-100® Fund	1,813	72,249	—	—	—	—	74,062
Mid-Cap 1.5x Strategy Fund	679,817	212,739	—	—	—	—	892,556
Russell 2000® 1.5x Strategy Fund	5,405	53,850	—	—	—	—	59,255
Russell 2000® Fund	19,224	66,028	—	—	—	—	85,252
Europe 1.25x Strategy Fund	17,739	—	—	—	—	—	17,739
Japan 2x Strategy Fund	1,058,934	—	459,797	—	—	—	1,518,731
Strengthening Dollar 2x Strategy Fund	—	—	132,281	157,002	—	—	289,283
High Yield Strategy Fund	—	—	—	—	362,762	741,967	1,104,729

	Liability Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Futures	Swaps	Total Value at
	Equity	Equity	Currency	Currency	Interest Rate	Credit Default	March 28,
Fund	Contracts*	Contracts	Contracts*	Contracts	Contracts*	Contracts	2013
Inverse S&P 500® Strategy Fund	$261,043	$388,437	$—	$—	$—	$—	$649,480
Inverse NASDAQ-100® Strategy Fund	17,114	27,574	—	—	—	—	44,688
Inverse Mid-Cap Strategy Fund	29,490	5,499	—	—	—	—	34,989
Inverse Russell 2000® Strategy Fund	72	22,844	—	—	—	—	22,916
Europe 1.25x Strategy Fund	16,432	—	56,669	—	—	—	73,101
Weakening Dollar 2x Strategy Fund	—	—	52,997	62,226	—	—	115,223
Government Long Bond 1.2x Strategy Fund	—	—	—	—	817,414	—	817,414
Inverse Government Long Bond Strategy Fund	—	—	—	—	204,348	—	204,348
Inverse High Yield Strategy Fund	—	—	—	—	9,160	20,873	30,033

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 28, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Equity/Interest Rate/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts

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NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 28, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Swaps	Futures	Swaps
	Equity	Equity	Currency	Currency	Interest Rate	Credit Default
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Nova Fund	$(883,490)	$5,733,212	$—	$—	$—	$—	$4,849,722
S&P 500® Fund	1,106,323	1,459,043	—	—	—	—	2,565,366
Inverse S&P 500® Strategy Fund	(9,811,099)	(13,189,695)	—	—	—	—	(23,000,794)
NASDAQ-100® Fund	5,869,348	(1,907,592)	—	—	—	—	3,961,756
Inverse NASDAQ-100® Strategy Fund	(1,005,563)	(524,288)	—	—	—	—	(1,529,851)
Mid-Cap 1.5x Strategy Fund	2,264,410	4,047,581	—	—	—	—	6,311,991
Inverse Mid-Cap Strategy Fund	(387,692)	(448,050)	—	—	—	—	(835,742)
Russell 2000® 1.5x Strategy Fund	(140,878)	4,012,628	—	—	—	—	3,871,750
Russell 2000® Fund	(132,187)	760,706	—	—	—	—	628,519
Inverse Russell 2000® Strategy Fund	(1,039,036)	(3,064,021)	—	—	—	—	(4,103,057)
Europe 1.25x Strategy Fund	2,289,083	—	198,839	—	—	—	2,487,922
Japan 2x Strategy Fund	1,479,837	—	(1,619,053)	—	—	—	(139,216)
Strengthening Dollar 2x Strategy Fund	—	—	2,110,193	738,134	—	—	2,848,327
Weakening Dollar 2x Strategy Fund	—	—	(882,535)	(253,456)	—	—	(1,135,991)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	13,326,422	—	13,326,422
Inverse Government Long Bond Strategy Fund	—	—	—	—	(3,290,314)	—	(3,290,314)
High Yield Strategy Fund	—	—	—	—	2,378,733	37,077,709	39,456,442
Inverse High Yield Strategy Fund	—	—	—	—	(559,090)	(3,600,524)	(4,159,614)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Swaps	Futures	Swaps
	Equity	Equity	Currency	Currency	Interest Rate	Credit Default
Fund	Contracts	Contracts	Contracts	Contracts	Contracts	Contracts	Total
Nova Fund	$(44,736)	$238,988	$—	$—	$—	$—	$194,252
S&P 500® Fund	(45,658)	195,615	—	—	—	—	149,957
Inverse S&P 500® Strategy Fund	(201,335)	(190,267)	—	—	—	—	(391,602)
NASDAQ-100® Fund	(725,686)	204,393	—	—	—	—	(521,293)
Inverse NASDAQ-100® Strategy Fund	(17,114)	(68,693)	—	—	—	—	(85,807)
Mid-Cap 1.5x Strategy Fund	484,714	238,872	—	—	—	—	723,586
Inverse Mid-Cap Strategy Fund	(30,787)	(9,214)	—	—	—	—	(40,001)
Russell 2000® 1.5x Strategy Fund	(49,319)	92,549	—	—	—	—	43,230
Russell 2000® Fund	(15,124)	109,419	—	—	—	—	94,295
Inverse Russell 2000® Strategy Fund	111,290	(67,952)	—	—	—	—	43,338
Europe 1.25x Strategy Fund	152,430	—	(82,850)	—	—	—	69,580
Japan 2x Strategy Fund	379,837	—	446,192	—	—	—	826,029
Strengthening Dollar 2x Strategy Fund	—	—	827,134	207,973	—	—	1,035,107
Weakening Dollar 2x Strategy Fund	—	—	(403,301)	(188,425)	—	—	(591,726)
Government Long Bond 1.2x Strategy Fund	—	—	—	—	(1,030,138)	—	(1,030,138)
Inverse Government Long Bond Strategy Fund	—	—	—	—	(6,675,896)	—	(6,675,896)
High Yield Strategy Fund	—	—	—	—	1,168,369	2,287,508	3,455,877
Inverse High Yield Strategy Fund	—	—	—	—	(8,535)	(96,832)	(105,367)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2010-2013), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010. It simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 28, 2013, the following capital loss carryforward amounts expired, were used, or were permanently lost due to loss limitation rules in Section 382 of the Internal Revenue Code:

Fund	Amount
Nova Fund	$(12,672,632)
S&P 500® Fund	(1,526,943)
Inverse S&P 500® Strategy Fund	(65,527,919)
NASDAQ-100® Fund	(39,977,153)
Inverse NASDAQ-100® Strategy Fund	(3,723,075)
Mid-Cap 1.5x Strategy Fund	(8,517,054)
Russell 2000® 1.5x Strategy Fund	(5,920,635)
S&P 500® Pure Value Fund	(1,269,864)
S&P MidCap 400® Pure Growth Fund	(10,721,429)
S&P MidCap 400® Pure Value Fund	(2,639,402)
S&P SmallCap 600® Pure Growth Fund	(1,009,978)
S&P SmallCap 600® Pure Value Fund	(537,874)
Europe 1.25x Strategy Fund	(2,846,752)
Japan 2x Strategy Fund	(686,813)
Strengthening Dollar 2x Strategy Fund	(3,883,434)
Government Long Bond 1.2x Strategy Fund	(25,142,921)
Inverse Government Long Bond Strategy Fund	(63,759,468)

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The tax character of distributions paid during the year ended March 28, 2013, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Nova Fund	$72,406	$—	$72,406
S&P 500® Fund	606,873	—	606,873
Inverse S&P 500® Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Russell 2000® Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
S&P 500® Pure Growth Fund	—	—	—
S&P 500® Pure Value Fund	81,734	—	81,734
S&P MidCap 400® Pure Growth Fund	—	—	—
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	121,349	—	121,349
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	370,440	—	370,440
Government Long Bond 1.2x Strategy Fund	3,523,210	—	3,523,210
Inverse Government Long Bond Strategy Fund	—	—	—
High Yield Strategy Fund	7,730,042	4,377,221	12,107,263
Inverse High Yield Strategy Fund	—	—	—
U.S. Government Money Market Fund	376	—	376

The tax character of distributions paid during the year ended March 31, 2012, was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Nova Fund	$—	$—	$—
S&P 500® Fund	—	—	—
Inverse S&P 500® Strategy Fund	—	—	—
NASDAQ-100® Fund	—	—	—
Inverse NASDAQ-100® Strategy Fund	—	—	—
Mid-Cap 1.5x Strategy Fund	—	—	—
Inverse Mid-Cap Strategy Fund	—	—	—
Russell 2000® 1.5x Strategy Fund	—	—	—
Russell 2000® Fund	—	—	—
Inverse Russell 2000® Strategy Fund	—	—	—
S&P 500® Pure Growth Fund	394,919	241,421	636,340
S&P 500® Pure Value Fund	—	—	—
S&P MidCap 400® Pure Growth Fund	—	—	—
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	—	—	—
S&P SmallCap 600® Pure Value Fund	—	—	—
Europe 1.25x Strategy Fund	—	—	—
Japan 2x Strategy Fund	—	—	—
Strengthening Dollar 2x Strategy Fund	—	—	—
Weakening Dollar 2x Strategy Fund	—	—	—
Real Estate Fund	110,615	—	110,615
Government Long Bond 1.2x Strategy Fund	3,511,198	—	3,511,198
Inverse Government Long Bond Strategy Fund	—	—	—
High Yield Strategy Fund	7,500,784	—	7,500,784
Inverse High Yield Strategy Fund	—	—	—
U.S. Government Money Market Fund	23,464	—	23,464

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accumulated losses) at March 28, 2013, was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	(Depreciation)	Carryforward[1]
Nova Fund	$—	$—	$13,333,391	$(31,996,261)
S&P 500® Fund	—	—	42,972,161	(19,816,297)
Inverse S&P 500® Strategy Fund	—	—	(369,283)	(348,297,659)
NASDAQ-100® Fund	—	59,488,494	255,501,334	—
Inverse NASDAQ-100® Strategy Fund	—	—	(27,574)	(76,574,007)
Mid-Cap 1.5x Strategy Fund	—	—	6,940,212	(7,314,398)
Inverse Mid-Cap Strategy Fund	—	—	(5,499)	(15,304,215)
Russell 2000® 1.5x Strategy Fund	—	—	1,842,421	(4,511,523)
Russell 2000® Fund	—	—	8,408,833	(3,998,405)
Inverse Russell 2000® Strategy Fund	—	—	(22,844)	(55,520,753)
S&P 500® Pure Growth Fund	—	—	13,904,875	(425,719)
S&P 500® Pure Value Fund	—	—	10,205,313	(168,978)
S&P MidCap 400® Pure Growth Fund	—	5,466,643	50,225,408	—
S&P MidCap 400® Pure Value Fund	52,110	—	1,722,874	(4,151,187)
S&P SmallCap 600® Pure Growth Fund	—	—	1,627,836	(9,674,335)
S&P SmallCap 600® Pure Value Fund	—	—	1,866,989	(31,890,393)
Europe 1.25x Strategy Fund	—	—	(452,722)	(12,762,836)
Japan 2x Strategy Fund	—	—	—	(1,448,901)
Strengthening Dollar 2x Strategy Fund	—	—	—	(19,937,505)
Weakening Dollar 2x Strategy Fund	—	—	—	(14,159,021)
Real Estate Fund	253,789	—	1,670,120	(14,546,194)
Government Long Bond 1.2x Strategy Fund	—	—	761,831	—
Inverse Government Long Bond Strategy Fund	—	—	(2,312,219)	(447,663,688)
High Yield Strategy Fund	26,312,899	2,128,261	1,794,222	—
Inverse High Yield Strategy Fund	—	—	(20,873)	(12,090,492)
U.S. Government Money Market Fund	1,427	—	—	—

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

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NOTES TO FINANCIAL STATEMENTS (continued)

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2014	2015	2016	2017	2018	2019	Short-Term	Long-Term	Carryforward
Nova Fund	$—	$—	$—	$(29,780,391)	$(2,215,870)	$—	$—	$—	$(31,996,261)
S&P 500® Fund	—	—	—	(14,866,098)	(4,950,199)	—	—	—	(19,816,297)
Inverse S&P 500® Strategy Fund	(37,877,636)	(59,724,340)	—	—	(107,667,355)	(64,265,070)	(66,249,747)	(12,513,511)	(348,297,659)
NASDAQ-100® Fund	—	—	—	—	—	—	—	—	—
Inverse NASDAQ-100® Strategy Fund	(17,351,209)	(15,380,081)	(8,534,020)	—	(16,105,314)	(9,266,829)	(8,676,580)	(1,259,974)	(76,574,007)
Mid-Cap 1.5x Strategy Fund	—	—	—	(3,190,389)	(4,124,009)	—	—	—	(7,314,398)
Inverse Mid-Cap Strategy Fund	—	(3,855,787)	(850,800)	—	(6,411,872)	(1,499,847)	(2,215,830)	(470,079)	(15,304,215)
Russell 2000® 1.5x Strategy Fund	—	—	—	(4,511,523)	—	—	—	—	(4,511,523)
Russell 2000® Fund	—	—	—	—	(2,495,832)	—	(1,181,081)	(321,492)	(3,998,405)
Inverse Russell 2000® Strategy Fund	—	(13,474,576)	(7,459,340)	—	(15,938,452)	(10,451,551)	(6,059,163)	(2,137,671)	(55,520,753)
S&P 500® Pure Growth Fund	—	—	—	—	—	—	(425,719)	—	(425,719)
S&P 500® Pure Value Fund	—	—	—	—	(168,978)	—	—	—	(168,978)
S&P MidCap 400® Pure Growth Fund	—	—	—	—	—	—	—	—	—
S&P MidCap 400® Pure Value Fund	—	—	—	—	—	(1,769,395)	(2,340,462)	(41,330)	(4,151,187)
S&P SmallCap 600® Pure Growth Fund	—	—	—	(5,316,867)	(56,524)	—	(4,300,944)	—	(9,674,335)
S&P SmallCap 600® Pure Value Fund	—	—	—	—	—	(31,890,393)	—	—	(31,890,393)
Europe 1.25x Strategy Fund	—	—	—	(10,664,774)	—	(2,098,062)	—	—	(12,762,836)
Japan 2x Strategy Fund	—	—	—	(973,570)	—	—	(190,132)	(285,199)	(1,448,901)
Strengthening Dollar 2x Strategy Fund	—	—	—	—	(15,541,911)	(4,395,594)	—	—	(19,937,505)
Weakening Dollar 2x Strategy Fund	—	—	—	(6,635,880)	—	(3,988,430)	(1,413,884)	(2,120,827)	(14,159,021)
Real Estate Fund	—	—	—	(2,247,435)	(4,305,317)	—	(7,993,442)	—	(14,546,194)
Government Long Bond 1.2x
Strategy Fund	—	—	—	—	—	—	—	—	—
Inverse Government Long Bond Strategy Fund	(82,212,943)	(60,731,802)	(2,188,094)	(24,167,315)	(68,305,233)	(23,242,075)	(155,683,487)	(31,132,739)	(447,663,688)
High Yield Strategy Fund	—	—	—	—	—	—	—	—	—
Inverse High Yield Strategy Fund	—	—	—	—	(3,356,295)	(4,361,182)	(3,745,410)	(627,605)	(12,090,492)
U.S. Government Money Market Fund	—	—	—	—	—	—	—	—	—

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to wash sales, “mark-to-market” of passive foreign investment companies and foreign currency gains and losses. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

THE RYDEX FUNDS ANNUAL REPORT | 283

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities, the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Nova Fund	$(7,948)	$4,737	$3,211
S&P 500® Fund	(52,852)	50,110	2,742
Inverse S&P 500® Strategy Fund	(67,764,735)	2,236,816	65,527,919
NASDAQ-100® Fund	(112,092)	112,423	(331)
Inverse NASDAQ-100® Strategy Fund	(3,928,765)	205,688	3,723,077
Mid-Cap 1.5x Strategy Fund	(107,156)	98,679	8,477
Inverse Mid-Cap Strategy Fund	(60,687)	60,687	—
Russell 2000® 1.5x Strategy Fund	(36,625)	28,557	8,068
Russell 2000® Fund	(269,141)	246,205	22,936
Inverse Russell 2000® Strategy Fund	(370,954)	370,955	(1)
S&P 500® Pure Growth Fund	(349,099)	348,995	104
S&P 500® Pure Value Fund	279,740	(279,740)	—
S&P MidCap 400® Pure Growth Fund	238,773	1,611,921	(1,850,694)
S&P MidCap 400® Pure Value Fund	—	—	—
S&P SmallCap 600® Pure Growth Fund	(98,547)	98,152	395
S&P SmallCap 600® Pure Value Fund	(149,602)	145,160	4,442
Europe 1.25x Strategy Fund	(10,612)	(3,686)	14,298
Japan 2x Strategy Fund	(52,933)	52,933	—
Strengthening Dollar 2x Strategy Fund	(737,823)	737,822	1
Weakening Dollar 2x Strategy Fund	(302,748)	302,748	—
Real Estate Fund	(136,717)	4,750	131,967
Government Long Bond 1.2x Strategy Fund	(765,147)	11,927	753,220
Inverse Government Long Bond Strategy Fund	(76,041,552)	12,282,084	63,759,468
High Yield Strategy Fund	—	17,494,168	(17,494,168)
Inverse High Yield Strategy Fund	(814,739)	41,691	773,048
U.S. Government Money Market Fund	34,797	(945)	(33,852)

At March 28, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain (Loss)
Nova Fund	$59,744,481	$13,602,169	$(503,637)	$13,098,532
S&P 500® Fund	244,479,649	44,704,266	(1,991,599)	42,712,667
Inverse S&P 500® Strategy Fund	127,939,940	19,153	—	19,153
NASDAQ-100® Fund	266,369,679	256,323,134	(894,049)	255,429,085
Inverse NASDAQ-100® Strategy Fund	10,192,560	—	—	—
Mid-Cap 1.5x Strategy Fund	56,861,703	6,838,276	(110,803)	6,727,473
Inverse Mid-Cap Strategy Fund	1,547,085	—	—	—
Russell 2000® 1.5x Strategy Fund	46,685,385	2,214,921	(426,350)	1,788,571
Russell 2000® Fund	99,170,787	9,804,082	(1,461,277)	8,342,805
Inverse Russell 2000® Strategy Fund	13,890,316	—	—	—
S&P 500® Pure Growth Fund	62,375,725	14,211,526	(306,651)	13,904,875
S&P 500® Pure Value Fund	73,846,028	10,882,176	(676,863)	10,205,313
S&P MidCap 400® Pure Growth Fund	256,681,612	53,017,977	(2,792,569)	50,225,408
S&P MidCap 400® Pure Value Fund	82,436,110	2,354,732	(631,858)	1,722,874
S&P SmallCap 600® Pure Growth Fund	8,556,732	1,782,469	(154,633)	1,627,836
S&P SmallCap 600® Pure Value Fund	34,713,163	2,639,038	(772,049)	1,866,989
Europe 1.25x Strategy Fund	13,702,697	—	(452,713)	(452,713)
Japan 2x Strategy Fund	10,363,653	—	—	—
Strengthening Dollar 2x Strategy Fund	19,904,153	—	—	—
Weakening Dollar 2x Strategy Fund	13,059,261	—	—	—
Real Estate Fund	24,009,866	1,742,761	(72,641)	1,670,120
Government Long Bond 1.2x Strategy Fund	392,788,512	791,603	(29,772)	761,831
Inverse Government Long Bond Strategy Fund	391,613,261	4,023	—	4,023
High Yield Strategy Fund	420,608,939	1,052,255	—	1,052,255
Inverse High Yield Strategy Fund	10,893,265	—	—	—
U.S. Government Money Market Fund	770,936,169	—	—	—

284 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 28, 2013, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2013:

Fund	Ordinary	Capital
Nova Fund	$(10,845)	$—
S&P 500® Fund	(4,405)	(466,197)
Inverse S&P 500® Strategy Fund	(466,290)	(16,364,038)
NASDAQ-100® Fund	(525,244)	—
Inverse NASDAQ-100® Strategy Fund	(56,251)	(1,835,195)
Mid-Cap 1.5x Strategy Fund	(151,408)	—
Inverse Mid-Cap Strategy Fund	(11,126)	(578,757)
Russell 2000® 1.5x Strategy Fund	(89,128)	—
Russell 2000® Fund	(170,825)	—
Inverse Russell 2000® Strategy Fund	(49,409)	(2,147,358)
S&P 500® Pure Growth Fund	(155,123)	—
S&P MidCap 400® Pure Growth Fund	(669,216)	—
S&P SmallCap 600® Pure Growth Fund	(58,810)	—
S&P SmallCap 600® Pure Value Fund	(59,464)	—
Europe 1.25x Strategy Fund	(56,148)	—
Japan 2x Strategy Fund	(27,700)	—
Strengthening Dollar 2x Strategy Fund	(93,368)	—
Weakening Dollar 2x Strategy Fund	(68,289)	(1,308,674)
Government Long Bond 1.2x Strategy Fund	—	(3,152,633)
Inverse Government Long Bond Strategy Fund	(2,708,996)	(5,828,373)
Inverse High Yield Strategy Fund	(227,498)	(2,712,787)

Appropriate tax adjustments have been made to the tax cost of investments, accumulated earnings on a tax basis, capital loss carryforwards, post-October losses and utilized capital loss carryforwards in accordance with March 31, 2013 tax year end of the Funds.

9. Securities Transactions

For the year ended March 28, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Nova Fund	$59,988,578	$58,239,417
S&P 500® Fund	148,998,924	169,950,503
Inverse S&P 500® Strategy Fund	—	—
NASDAQ-100® Fund	623,662,803	922,569,067
Inverse NASDAQ-100® Strategy Fund	—	—
Mid-Cap 1.5x Strategy Fund	141,188,468	127,499,726
Inverse Mid-Cap Strategy Fund	—	—
Russell 2000® 1.5x Strategy Fund	120,706,672	108,479,848
Russell 2000® Fund	68,458,660	61,219,264
Inverse Russell 2000® Strategy Fund	—	—
S&P 500® Pure Growth Fund	354,038,635	340,021,863
S&P 500® Pure Value Fund	367,154,882	369,835,072
S&P MidCap 400® Pure Growth Fund	535,068,280	619,978,371
S&P MidCap 400® Pure Value Fund	291,030,378	240,673,524
S&P SmallCap 600® Pure Growth Fund	108,509,385	131,609,021
S&P SmallCap 600® Pure Value Fund	166,582,689	157,482,950
Europe 1.25x Strategy Fund	109,607,497	109,321,977
Japan 2x Strategy Fund	—	—
Strengthening Dollar 2x Strategy Fund	—	—
Weakening Dollar 2x Strategy Fund	—	—
Real Estate Fund	206,801,502	198,569,741
Government Long Bond 1.2x Strategy Fund	—	—
Inverse Government Long Bond Strategy Fund	—	25,000,000
High Yield Strategy Fund	51,751,541	23,008,942
Inverse High Yield Strategy Fund	—	—
U.S. Government Money Market Fund	—	—

THE RYDEX FUNDS ANNUAL REPORT | 285

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 28, 2013, the cost of purchases and proceeds from sales of government securities were:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$3,486,479,569	$3,323,505,753
Inverse Government Long Bond Strategy Fund	2,418,982,885	2,667,513,236

10. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 28, 2013. The Funds did not have any borrowings under this agreement at March 28, 2013.

The average daily balances borrowed for the year ended March 28, 2013 were as follows:

Fund	Amount
Nova Fund	$411
S&P 500® Fund	737
Russell 2000® 1.5x Strategy Fund	9,630
S&P 500® Pure Growth Fund	32,715
S&P 500® Pure Value Fund	33,367
S&P MidCap 400® Pure Growth Fund	16,800
S&P MidCap 400® Pure Value Fund	7,756
S&P SmallCap 600® Pure Growth Fund	12,222
S&P SmallCap 600® Pure Value Fund	18,260
Real Estate Fund	8,981
Government Long Bond 1.2x Strategy Fund	521
Inverse Government Long Bond Strategy Fund	66,178
U.S. Government Money Market Fund	38,881

11. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the Government Agencies. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 28, 2013, the Funds participated in securities lending as follows:

	Value of	Cash Collateral
Fund	Securities Loaned	Received
Nova Fund	$40,988	$41,780
S&P 500® Fund	257,060	262,473
NASDAQ-100® Fund	685,964	706,061
Mid-Cap 1.5x Strategy Fund	270,390	276,204
Russell 2000® 1.5x Strategy Fund	212,639	220,766
Russell 2000® Fund	994,101	1,025,426
S&P 500® Pure Value Fund	1,101,426	1,125,004
S&P MidCap 400® Pure Growth Fund	295,389	301,500
S&P MidCap 400® Pure Value Fund	738,617	757,265
S&P SmallCap 600® Pure Growth Fund	152,857	152,255	*
S&P SmallCap 600® Pure Value Fund	470,483	493,903
Europe 1.25x Strategy Fund	44,820	45,570
Real Estate Fund	68,338	70,000

* Subsequent to March 28, 2013, additional collateral was received.

286 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following represents a breakdown of the collateral for the joint repurchase agreements at March 28, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae
0.17%			0.00%
Due 04/01/13	$14,334,268	$14,334,539	11/15/17	$2,790,164	$2,666,114
			Fannie Mae
			0.00%
			11/15/19	13,365,954	11,957,850
RBS Securities, Inc.			Federal Home Loan Bank
0.18%			0.375%
Due 04/01/13	18,221,722	18,222,086	10/18/13	1,832,012	1,837,210
			Fannie Mae
			0.50%
			05/27/15	16,668,738	16,751,927

12. U.S. Government Money Market Fund Consolidation

Effective June 15, 2012, 816,436,768 Investor Class shares, 179,777,212 Advisor Class shares, 29,569,296 A-Class shares, 45,027,314 C-Class shares, and 34,994,846 Investor2 Class shares of the U.S. Government Money Market Fund (the “Fund”) were converted to the Fund’s new share class, the Money Market Class shares, at a 1 for 1 conversion ratio. The Money Market Class shares expense structure was substantially similar to the former Investor Class. Accordingly, for financial reporting purposes, the Money Market Class’ operating results presented in the financial statements and financial highlights reflect the operating history of the Investor Class for periods prior to June 15, 2012.

13. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board ("FASB") issued an Accounting Standards Update ("ASU") No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for Funds whose annual or interim periods begin on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

14. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Series Funds also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multi-district litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

THE RYDEX FUNDS ANNUAL REPORT | 287

NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

288 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, NASDAQ-100® Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund, Weakening Dollar 2x Strategy Fund, Real Estate Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (twenty-six of the series constituting the Rydex Series Funds) (the “Funds”) as of March 28, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 28, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 24, 2013

THE RYDEX FUNDS ANNUAL REPORT | 289

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code (IRC). Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 28, 2013, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® Fund	100.00%
S&P 500® Pure Value Fund	100.00%
Europe 1.25x Strategy Fund	0.00%
High Yield Strategy Fund	3.90%

The following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Nova Fund	100.00%
S&P 500® Fund	100.00%
S&P 500® Pure Value Fund	100.00%
Europe 1.25x Strategy Fund	100.00%
High Yield Strategy Fund	17.79%

Additionally, of the taxable ordinary income distributions paid during the fiscal year ending March 28, 2013, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively:

Fund	% Qualifying	% STCG Qualifying
Government Long Bond 1.2x Strategy Fund	100.00%	100.00%
High Yield Strategy Fund	98.92%	0.00%
U.S. Government Money Market Fund	100.00%	0.00%

With respect to the taxable year ended March 28, 2013, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

		S&P MidCap
	High Yield	400® Pure
	Strategy Fund	Growth Fund
From long-term capital gains, subject to the 15% rate gains category:	$4,377,221	$—
From long-term capital gains, using proceeds from shareholder redemptions:	—	1,883,920

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

290 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor Name Change

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

THE RYDEX FUNDS ANNUAL REPORT | 291

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	136
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments:

President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	136
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	136
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	136
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

292 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	136
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	136
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	136
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	136
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC
Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

THE RYDEX FUNDS ANNUAL REPORT | 293

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)

Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)

Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary & Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Variable Trust, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987–2012); Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011)

Joseph M. Arruda* Assistant Treasurer (1966)

Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

294 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE RYDEX FUNDS ANNUAL REPORT | 295

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

296 | THE RYDEX FUNDS ANNUAL REPORT

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SECTOR FUNDS

BANKING FUND

BASIC MATERIALS FUND

BIOTECHNOLOGY FUND

CONSUMER PRODUCTS FUND

ELECTRONICS FUND

ENERGY FUND

ENERGY SERVICES FUND

FINANCIAL SERVICES FUND

HEALTH CARE FUND

INTERNET FUND

LEISURE FUND

PRECIOUS METALS FUND

RETAILING FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

TRANSPORTATION FUND

UTILITIES FUND

RSECF-ANN-2-0313x0314

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE RYDEX FUNDS ANNUAL REPORT | 1

March 28, 2013

Dear Shareholder

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 17 Rydex sector funds.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners and Security Investors, LLC.

This report covers performance of the following Funds for the one-year period ended March 28, 2013:

– Banking Fund
– Basic Materials Fund
– Biotechnology Fund
– Consumer Products Fund
– Electronics Fund
– Energy Fund
– Energy Services Fund
– Financial Services Fund
– Health Care Fund
– Internet Fund
– Leisure Fund
– Precious Metals Fund
– Retailing Fund
– Technology Fund
– Telecommunications Fund
– Transportation Fund
– Utilities Fund

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2013

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers of the same or similar offerings. These funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	March 28, 2013

Recent economic results have been solid, powered by the monetary accommodation from central banks around the world. The U.S. Federal Reserve has signaled that it is likely to continue with its asset purchase program throughout 2013 in an effort to combat long-term structural unemployment. This, coupled with rebound in the housing market, has provided a tailwind for the economy. The run-up in U.S. equity prices, with some major indices testing or exceeding their all-time highs, has also contributed to heightened expectations about the economy and markets. In the fixed income domain, abundant liquidity and the continuation of open-ended quantitative easing have produced a benign credit environment with low default rates.

Following Congress’ New Year’s reprieve on the Fiscal Cliff, markets turned their attention to the impact of sequestration, as well as ongoing tax and spending debates. Despite some uncertainty created by recent political partisanship in Washington, the U.S. economy seems to be on firm footing. Construction spending has been rising, state and local employment has been contributing to GDP and employment growth has been fairly strong. Investors have benefited from the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation and sustained economic growth. Moreover, the U.S. economic expansion has withstood recent less-than-favorable Chinese economic data and Europe’s continued growth problems and banking crises in certain periphery countries.

For the one-year period ended March 28, 2013, the Standard & Poor’s 500 (“S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 13.96%. Foreign developed markets performed in a comparable manner: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 11.25%. Global growth concerns affected emerging markets. The return of the MSCI Emerging Market Index* was 1.66%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 3.77% return for the period, while the Barclays U.S .High Yield Index* returned 13.13%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the one-year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (concluded)	March 28, 2013

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Discretionary index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Consumer Staples index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages and tobacco and producers of non-durable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Energy index comprises companies whose businesses are dominated by either of the following activities: The construction or provision of oil rigs, drilling equipment and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining and/or transportation of oil and gas products, coal and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Financials index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, and financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Health Care index encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production and marketing of pharmaceuticals, biotechnology and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Industrials index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Information Technology index covers the following general areas: Technology software & services, including companies that primarily develop software in various fields such as the Internet, applications, systems, databases management and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, Technology Hardware & Equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment and related instruments; and thirdly, Semiconductors & Semiconductor Equipment Manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Materials index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

S&P 500® Telecommunications Services Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Telecommunications Services index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index, a capitalization-weighted index covering 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE Euronext issues). The Utilities index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2012 and ending March 28, 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 28, 2013	Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.37%	13.13%	$1,000.00	$1,131.30	$7.16
Advisor Class	1.87%	12.85%	1,000.00	1,128.50	9.76
A-Class	1.63%	13.01%	1,000.00	1,130.10	8.51
C-Class	2.37%	12.56%	1,000.00	1,125.60	12.35
Basic Materials Fund
Investor Class	1.37%	1.94%	1,000.00	1,019.40	6.78
Advisor Class	1.87%	1.71%	1,000.00	1,017.10	9.25
A-Class	1.62%	1.82%	1,000.00	1,018.20	8.02
C-Class	2.37%	1.45%	1,000.00	1,014.50	11.71
Biotechnology Fund
Investor Class	1.37%	14.10%	1,000.00	1,141.00	7.19
Advisor Class	1.87%	13.80%	1,000.00	1,138.00	9.80
A-Class	1.62%	13.94%	1,000.00	1,139.40	8.50
C-Class	2.37%	13.52%	1,000.00	1,135.20	12.41
Consumer Products Fund
Investor Class	1.37%	16.71%	1,000.00	1,167.10	7.28
Advisor Class	1.87%	16.40%	1,000.00	1,164.00	9.92
A-Class	1.62%	16.55%	1,000.00	1,165.50	8.60
C-Class	2.37%	16.11%	1,000.00	1,161.10	12.56
Electronics Fund
Investor Class	1.37%	13.48%	1,000.00	1,134.80	7.17
Advisor Class	1.87%	13.13%	1,000.00	1,131.30	9.77
A-Class	1.62%	13.34%	1,000.00	1,133.40	8.47
C-Class	2.37%	12.84%	1,000.00	1,128.40	12.37
Energy Fund
Investor Class	1.37%	9.66%	1,000.00	1,096.60	7.04
Advisor Class	1.87%	9.35%	1,000.00	1,093.50	9.60
A-Class	1.62%	9.52%	1,000.00	1,095.20	8.32
C-Class	2.37%	9.10%	1,000.00	1,091.00	12.15
Energy Services Fund
Investor Class	1.37%	10.79%	1,000.00	1,107.90	7.08
Advisor Class	1.87%	10.52%	1,000.00	1,105.20	9.65
A-Class	1.62%	10.65%	1,000.00	1,106.50	8.37
C-Class	2.37%	10.26%	1,000.00	1,102.60	12.22
Financial Services Fund
Investor Class	1.37%	16.57%	1,000.00	1,165.70	7.28
Advisor Class	1.87%	16.29%	1,000.00	1,162.90	9.92
A-Class	1.62%	16.42%	1,000.00	1,164.20	8.60
C-Class	2.37%	15.99%	1,000.00	1,159.90	12.55
Health Care Fund
Investor Class	1.37%	13.44%	1,000.00	1,134.40	7.17
Advisor Class	1.87%	13.14%	1,000.00	1,131.40	9.77
A-Class	1.62%	13.27%	1,000.00	1,132.70	8.47
C-Class	2.37%	12.86%	1,000.00	1,128.60	12.37

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 28, 2013	Period[2]
Internet Fund
Investor Class	1.38%	12.27%	$1,000.00	$1,122.70	$7.18
Advisor Class	1.87%	11.98%	1,000.00	1,119.80	9.72
A-Class	1.62%	12.14%	1,000.00	1,121.40	8.43
C-Class	2.38%	11.69%	1,000.00	1,116.90	12.35
Leisure Fund
Investor Class	1.37%	16.74%	1,000.00	1,167.40	7.28
Advisor Class	1.87%	16.44%	1,000.00	1,164.40	9.92
A-Class	1.62%	16.58%	1,000.00	1,165.80	8.60
C-Class	2.37%	16.16%	1,000.00	1,161.60	12.56
Precious Metals Fund
Investor Class	1.27%	(24.96%)	1,000.00	750.40	5.45
Advisor Class	1.78%	(25.15%)	1,000.00	748.50	7.63
A-Class	1.53%	(25.07%)	1,000.00	749.30	6.56
C-Class	2.28%	(25.34%)	1,000.00	746.60	9.76
Retailing Fund
Investor Class	1.37%	8.94%	1,000.00	1,089.40	7.02
Advisor Class	1.87%	8.72%	1,000.00	1,087.20	9.57
A-Class	1.62%	8.80%	1,000.00	1,088.00	8.29
C-Class	2.37%	8.41%	1,000.00	1,084.10	12.11
Technology Fund
Investor Class	1.37%	7.15%	1,000.00	1,071.50	6.96
Advisor Class	1.87%	6.95%	1,000.00	1,069.50	9.49
A-Class	1.62%	7.08%	1,000.00	1,070.80	8.23
C-Class	2.37%	6.58%	1,000.00	1,065.80	12.01
Telecommunications Fund
Investor Class	1.37%	3.88%	1,000.00	1,038.80	6.85
Advisor Class	1.87%	3.61%	1,000.00	1,036.10	9.34
A-Class	1.62%	3.79%	1,000.00	1,037.90	8.10
C-Class	2.37%	3.61%	1,000.00	1,036.10	11.83
Transportation Fund
Investor Class	1.38%	28.28%	1,000.00	1,282.80	7.72
Advisor Class	1.88%	27.92%	1,000.00	1,279.20	10.51
A-Class	1.62%	28.09%	1,000.00	1,280.90	9.06
C-Class	2.37%	27.59%	1,000.00	1,275.90	13.23
Utilities Fund
Investor Class	1.37%	11.17%	1,000.00	1,111.70	7.09
Advisor Class	1.87%	10.94%	1,000.00	1,109.40	9.67
A-Class	1.62%	11.04%	1,000.00	1,110.40	8.38
C-Class	2.37%	10.60%	1,000.00	1,106.00	12.24

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 31, 2013	Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
Banking Fund
Investor Class	1.37%	5.00%	$1,000.00	$1,018.10	$6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Basic Materials Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Biotechnology Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Consumer Products Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Electronics Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Energy Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Energy Services Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Financial Services Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Health Care Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 31, 2013	Period[4]
Internet Fund
Investor Class	1.38%	5.00%	$1,000.00	$1,018.05	$6.94
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.38%	5.00%	1,000.00	1,013.06	11.94
Leisure Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Precious Metals Fund
Investor Class	1.27%	5.00%	1,000.00	1,018.60	6.39
Advisor Class	1.78%	5.00%	1,000.00	1,016.06	8.95
A-Class	1.53%	5.00%	1,000.00	1,017.30	7.70
C-Class	2.28%	5.00%	1,000.00	1,013.56	11.45
Retailing Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Technology Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Telecommunications Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Transportation Fund
Investor Class	1.38%	5.00%	1,000.00	1,018.05	6.94
Advisor Class	1.88%	5.00%	1,000.00	1,015.56	9.45
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90
Utilities Fund
Investor Class	1.37%	5.00%	1,000.00	1,018.10	6.89
Advisor Class	1.87%	5.00%	1,000.00	1,015.61	9.40
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.90

[1]	Annualized.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period September 30, 2012 to March 28, 2013.
[4]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[5]	Hypothetical return for the period September 30, 2012 to March 31, 2013.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking Companies”).

For the one-year period ended March 28, 2013, Banking Fund Investor Class returned 12.84%, compared with the S&P 500 Financials Index, which returned 17.60%. The broader S&P 500 Index returned 13.96%.

All industries that compose the Fund contributed to return; the leading contributor was commercial banks, followed by diversified financial services. Capital markets contributed least to Fund return.

Among the best-performing holdings in the Fund for the period were Bank of America Corp., Citigroup, Inc. and Ocwen Financial Corp. The worst-performing holdings for the period were Banco Santander S.A., Deutsche Bank AG and Valley National Bancorp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Bank of America Corp.	4.1%
Wells Fargo & Co.	4.1%
Citigroup, Inc.	3.8%
JPMorgan Chase & Co.	3.8%
U.S. Bancorp	3.2%
PNC Financial Services Group, Inc.	2.4%
Capital One Financial Corp.	2.3%
Bank of New York Mellon Corp.	2.3%
State Street Corp.	2.1%
BB&T Corp.	1.9%
Top Ten Total	30.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	12.84%	-5.41%	-1.77%
Advisor Class Shares	12.32%	-5.85%	-2.29%
C-Class Shares	11.74%	-6.27%	-2.76%
C-Class Shares with CDSC†	10.74%	-6.27%	-2.76%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Financials Index	17.60%	-4.07%	1.01%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	12.60%	-5.68%	-6.48%
A-Class Shares with sales charge‡	7.24%	-6.60%	-7.00%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Financials Index	17.60%	-4.07%	-2.90%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 28, 2013

BANKING FUND

	Shares	Value
COMMON STOCKS† - 99.7%

REGIONAL BANKS - 37.3%
PNC Financial Services Group, Inc.	6,987	$464,637
BB&T Corp.	11,619	364,720
SunTrust Banks, Inc.	10,582	304,867
Fifth Third Bancorp	18,136	295,798
M&T Bank Corp.[1]	2,748	283,484
Regions Financial Corp.	32,230	263,964
KeyCorp	23,837	237,417
CIT Group, Inc.*	5,207	226,400
Popular, Inc.*	7,481	206,550
Huntington Bancshares, Inc.	26,236	193,884
First Republic Bank	4,591	177,304
Zions Bancorporation	6,619	165,409
Cullen/Frost Bankers, Inc.	2,480	155,074
Signature Bank*	1,945	153,188
Commerce Bancshares, Inc.	3,751	153,153
East West Bancorp, Inc.	5,750	147,603
SVB Financial Group*	1,987	140,958
City National Corp.	2,385	140,500
First Niagara Financial Group, Inc.	15,751	139,554
Prosperity Bancshares, Inc.	2,723	129,043
BankUnited, Inc.	5,010	128,356
Hancock Holding Co.	4,083	126,246
Associated Banc-Corp.	8,216	124,801
First Horizon National Corp.	11,513	122,959
TCF Financial Corp.	8,163	122,118
Bank of Hawaii Corp.	2,351	119,454
Fulton Financial Corp.	10,195	119,282
Susquehanna Bancshares, Inc.	9,586	119,154
Valley National Bancorp[1]	10,876	111,370
Webster Financial Corp.	4,584	111,208
UMB Financial Corp.	2,265	111,144
FirstMerit Corp.[1]	6,428	106,255
FNB Corp.	8,542	103,358
Trustmark Corp.	4,079	102,016
Texas Capital Bancshares, Inc.*	2,430	98,294
National Penn Bancshares, Inc.	9,150	97,814
BancorpSouth, Inc.	5,997	97,751
Cathay General Bancorp	4,831	97,200
IBERIABANK Corp.	1,904	95,238
Umpqua Holdings Corp.	7,122	94,438
PrivateBancorp, Inc. — Class A	4,877	92,224
Old National Bancorp	6,620	91,025
Wintrust Financial Corp.	2,446	90,600
United Bankshares, Inc.[1]	3,390	90,208
MB Financial, Inc.	3,690	89,187
Westamerica Bancorporation	1,910	86,580
CVB Financial Corp.	7,540	84,976
Total Regional Banks		7,176,763
DIVERSIFIED BANKS - 29.2%
Wells Fargo & Co.	21,125	781,414
U.S. Bancorp	18,383	623,735
Itau Unibanco Holding S.A. ADR	14,968	266,430
Banco Bradesco S.A. ADR	14,631	249,021
Credicorp Ltd.	1,395	231,640
ICICI Bank Ltd. ADR	5,315	228,014
Toronto-Dominion Bank	2,615	217,751
Royal Bank of Canada	3,548	213,944
HSBC Holdings plc ADR	3,990	212,827
Bank of Montreal	3,356	211,260
Grupo Financiero Santander Mexico
SAB de CV ADR*	13,660	210,774
Bank of Nova Scotia	3,580	208,607
HDFC Bank Ltd. ADR	5,520	206,558
Bancolombia S.A. ADR	3,235	204,614
Barclays plc ADR[1]	11,469	203,689
Banco Santander Brasil S.A. ADR	27,899	202,547
Mitsubishi UFJ Financial Group, Inc. ADR	33,530	201,180
Canadian Imperial Bank of Commerce[2]	2,555	200,389
Comerica, Inc.	5,574	200,385
Banco Santander Chile ADR	6,888	196,101
Banco Santander S.A. ADR	27,389	186,519
Banco Bilbao Vizcaya Argentaria S.A. ADR	20,267	177,742
Total Diversified Banks		5,635,141
OTHER DIVERSIFIED FINANCIAL SERVICES - 12.5%
Bank of America Corp.	64,503	785,646
Citigroup, Inc.	16,458	728,102
JPMorgan Chase & Co.	15,315	726,850
ING Groep N.V. ADR*	24,510	176,717
Total Other Diversified Financial Services		2,417,315
THRIFTS & MORTGAGE FINANCE - 8.8%
Home Loan Servicing Solutions Ltd.	8,770	204,604
New York Community Bancorp, Inc.[1]	13,717	196,839
Ocwen Financial Corp.*	4,520	171,398
People’s United Financial, Inc.	12,405	166,723
Hudson City Bancorp, Inc.	19,214	166,009
Nationstar Mortgage Holdings, Inc.*,1	3,900	143,910
Radian Group, Inc.	10,000	107,100
EverBank Financial Corp.	6,880	105,952
Capitol Federal Financial, Inc.	8,761	105,745
Washington Federal, Inc.	6,037	105,648
Northwest Bancshares, Inc.	6,740	85,531
Astoria Financial Corp.	7,656	75,488
Flagstar Bancorp, Inc.*	5,010	69,789
Total Thrifts & Mortgage Finance		1,704,736
ASSET MANAGEMENT & CUSTODY BANKS - 5.8%
Bank of New York Mellon Corp.	15,696	439,330
State Street Corp.	6,850	404,767
Northern Trust Corp.	5,160	281,530
Total Asset Management & Custody Banks		1,125,627

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013

BANKING FUND

	Shares	Value
Diversified Capital Markets - 3.2%
UBS AG	13,366	$205,703
Credit Suisse Group AG ADR	7,730	202,526
Deutsche Bank AG	5,108	199,825
Total Diversified Capital Markets		608,054
Consumer Finance - 2.3%
Capital One Financial Corp.	8,110	445,645
Mortgage REITs - 0.6%
CapitalSource, Inc.	11,584	111,438
Total Common Stocks
(Cost $14,171,451)		19,224,719

	Face
	Amount
REPURCHASE AGREEMENT††,3 - 0.2%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$41,999	41,999
Total Repurchase Agreement
(Cost $41,999)		41,999

SECURITIES LENDING COLLATERAL††,4 - 2.5%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	275,232	275,232
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	216,514	216,514
Total Securities Lending Collateral
(Cost $491,746)		491,746
Total Investments - 102.4%
(Cost $14,705,196)		$19,758,464
Other Assets & Liabilities, net - (2.4)%		(469,061)
Total Net Assets - 100.0%		$19,289,403

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Security was acquired through a private placement.
[3]	Repurchase Agreement — See Note 5.
[4]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $481,300 of securities loaned
(cost $14,171,451)	$19,224,719
Repurchase agreements, at value
(cost $533,745)	533,745
Total investments
(cost $14,705,196)	19,758,464
Cash	3,292
Receivables:
Securities sold	221,699
Fund shares sold	37,399
Dividends	28,655
Foreign taxes reclaim	237
Interest	80
Total assets	20,049,826
Liabilities:
Payable for:
Upon return of securities loaned	491,746
Fund shares redeemed	230,464
Management fees	13,447
Distribution and service fees	5,810
Transfer agent and administrative fees	3,955
Portfolio accounting fees	1,582
Miscellaneous	13,419
Total liabilities	760,423
Net assets	$19,289,403
Net assets consist of:
Paid in capital	$40,553,513
Undistributed net investment income	172,444
Accumulated net realized loss on investments	(26,489,822)
Net unrealized appreciation on investments	5,053,268
Net assets	$19,289,403
Investor Class:
Net assets	$8,914,982
Capital shares outstanding	169,539
Net asset value per share	$52.58
Advisor Class:
Net assets	$4,235,070
Capital shares outstanding	88,766
Net asset value per share	$47.71
A-Class:
Net assets	$2,103,477
Capital shares outstanding	43,159
Net asset value per share	$48.74
Maximum offering price per share
(Net asset value divided by 95.25%)	$51.17
C-Class:
Net assets	$4,035,874
Capital shares outstanding	88,229
Net asset value per share	$45.74

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $8,173)	$511,632
Income from securities lending, net	730
Interest	123
Total investment income	512,485

Expenses:
Management fees	179,452
Transfer agent and administrative fees	52,780
Distribution and service fees:
Advisor Class	24,988
A-Class	7,014
C-Class	31,593
Portfolio accounting fees	21,112
Custodian fees	3,936
Trustees’ fees*	1,774
Miscellaneous	27,379
Total expenses	350,028
Net investment income	162,457

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(870,744)
Net realized loss	(870,744)
Net change in unrealized appreciation (depreciation) on:
Investments	614,730
Net change in unrealized appreciation (depreciation)	614,730
Net realized and unrealized loss	(256,014)
Net decrease in net assets resulting from operations	$(93,557)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$162,457	$82,876
Net realized loss on investments	(870,744)	(308,256)
Net change in unrealized appreciation (depreciation) on investments	614,730	985,526
Net increase (decrease) in net assets resulting from operations	(93,557)	760,146

Distributions to shareholders from:
Net investment income
Investor Class	(34,316)	(4,887)
Advisor Class	(35,517)	(312)
A-Class	(2,491)	(1,058)
C-Class	(10,552)	(2,425)
Total distributions to shareholders	(82,876)	(8,682)

Capital share transactions:
Proceeds from sale of shares
Investor Class	48,557,653	74,194,636
Advisor Class	27,915,563	8,893,776
A-Class	7,960,541	7,556,286
C-Class	18,118,088	21,091,736
Distributions reinvested
Investor Class	29,924	4,793
Advisor Class	35,505	310
A-Class	2,316	941
C-Class	9,324	2,128
Cost of shares redeemed
Investor Class	(68,846,342)	(54,909,089)
Advisor Class	(24,816,806)	(8,436,847)
A-Class	(8,398,878)	(5,211,904)
C-Class	(18,195,856)	(19,941,025)
Net increase (decrease) from capital share transactions	(17,628,968)	23,245,741
Net increase (decrease) in net assets	(17,805,401)	23,997,205
Net assets:
Beginning of year	37,094,804	13,097,599
End of year	$19,289,403	$37,094,804
Undistributed net investment income at end of year	$172,444	$82,877

Capital share activity:
Shares sold
Investor Class	1,044,393	1,701,638
Advisor Class	649,106	227,380
A-Class	184,181	176,291
C-Class	437,246	543,253
Shares issued from reinvestment of distributions
Investor Class	642	135
Advisor Class	838	10
A-Class	54	28
C-Class	229	68
Shares redeemed
Investor Class	(1,497,165)	(1,255,178)
Advisor Class	(587,096)	(215,262)
A-Class	(212,144)	(124,945)
C-Class	(442,727)	(514,199)
Net increase (decrease) in shares	(422,443)	539,219

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$46.75	$49.75	$50.73	$32.62	$75.60
Income (loss) from investment operations:
Net investment income[a]	.54	.44	.13	.28	1.30
Net gain (loss) on investments
(realized and unrealized)	5.44	(3.39)	(.99)	20.05	(42.98)
Total from investment operations	5.98	(2.95)	(.86)	20.33	(41.68)
Less distributions from:
Net investment income	(.15)	(.05)	(.12)	(2.22)	(1.30)
Total distributions	(.15)	(.05)	(.12)	(2.22)	(1.30)
Net asset value, end of period	$52.58	$46.75	$49.75	$50.73	$32.62

Total Return[b]	12.84%	(5.89%)	(1.66%)	63.48%	(55.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,915	$29,061	$8,711	$26,340	$23,804
Ratios to average net assets:
Net investment income	1.16%	1.02%	0.27%	0.67%	2.42%
Total expenses	1.35%	1.34%	1.39%	1.38%	1.37%
Portfolio turnover rate	382%	544%	1,130%	986%	1,055%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$42.63	$45.63	$46.79	$30.36	$70.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.12	(.08)	.06	1.20
Net gain (loss) on investments
(realized and unrealized)	5.06	(3.07)	(.96)	18.59	(40.24)
Total from investment operations	5.23	(2.95)	(1.04)	18.65	(39.04)
Less distributions from:
Net investment income	(.15)	(.05)	(.12)	(2.22)	(1.30)
Total distributions	(.15)	(.05)	(.12)	(2.22)	(1.30)
Net asset value, end of period	$47.71	$42.63	$45.63	$46.79	$30.36

Total Return[b]	12.32%	(6.43%)	(2.19%)	62.66%	(55.70%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,235	$1,105	$629	$1,291	$2,509
Ratios to average net assets:
Net investment income (loss)	0.38%	0.30%	(0.18%)	0.17%	2.42%
Total expenses	1.86%	1.83%	1.89%	1.88%	1.88%
Portfolio turnover rate	382%	544%	1,130%	986%	1,055%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$43.45	$46.38	$47.41	$30.67	$71.50
Income (loss) from investment operations:
Net investment income[a]	.36	.30	.04	.02	1.30
Net gain (loss) on investments
(realized and unrealized)	5.08	(3.18)	(.95)	18.94	(40.83)
Total from investment operations	5.44	(2.88)	(.91)	18.96	(39.53)
Less distributions from:
Net investment income	(.15)	(.05)	(.12)	(2.22)	(1.30)
Total distributions	(.15)	(.05)	(.12)	(2.22)	(1.30)
Net asset value, end of period	$48.74	$43.45	$46.38	$47.41	$30.67

Total Return[b]	12.60%	(6.19%)	(1.89%)	63.04%	(55.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,103	$3,088	$913	$6,381	$851
Ratios to average net assets:
Net investment income	0.88%	0.73%	0.09%	0.06%	2.71%
Total expenses	1.59%	1.61%	1.64%	1.63%	1.62%
Portfolio turnover rate	382%	544%	1,130%	986%	1,055%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$41.09	$44.20	$45.51	$29.90	$69.50
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.01)	(.29)	(.16)	.90
Net gain (loss) on investments
(realized and unrealized)	4.79	(3.05)	(.90)	17.99	(39.20)
Total from investment operations	4.80	(3.06)	(1.19)	17.83	(38.30)
Less distributions from:
Net investment income	(.15)	(.05)	(.12)	(2.22)	(1.30)
Total distributions	(.15)	(.05)	(.12)	(2.22)	(1.30)
Net asset value, end of period	$45.74	$41.09	$44.20	$45.51	$29.90

Total Return[b]	11.74%	(6.88%)	(2.58%)	60.86%	(55.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,036	$3,841	$2,844	$5,607	$2,114
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.03%)	(0.67%)	(0.42%)	1.82%
Total expenses	2.35%	2.35%	2.38%	2.38%	2.40%
Portfolio turnover rate	382%	544%	1,130%	986%	1,055%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Per share amounts for the period March 31, 2008 – April 19, 2009, have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials (“Basic Materials Companies”).

For the one-year period ended March 28, 2013, Basic Materials Fund Investor Class returned 0.65%, compared with 8.35% for the S&P 500 Materials Index. The broader S&P 500 Index returned 13.96%.

The Fund is composed largely of two industries — chemicals and metals & mining. Chemicals was the largest contributor to performance, followed by containers and packaging. The largest detractor from return was the metals & mining industry.

The top-performing holdings were Monsanto Co., Sherwin-Williams Co. and LyondellBasell Industries N.V. The worst-performing holdings included Cliffs Natural Resources, Inc., Molycorp, Inc. and Barrick Gold Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Monsanto Co.	3.2%
EI du Pont de Nemours & Co.	2.8%
Dow Chemical Co.	2.5%
Praxair, Inc.	2.4%
Southern Copper Corp.	2.4%
Freeport-McMoRan Copper & Gold, Inc.	2.3%
LyondellBasell Industries N.V. — Class A	2.2%
Vale S.A. ADR	2.2%
Mosaic Co.	2.1%
Ecolab, Inc.	2.0%
Top Ten Total	24.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	0.65%	0.35%	11.79%
Advisor Class Shares	0.16%	-0.15%	11.23%
C-Class Shares	-0.35%	-0.65%	10.68%
C-Class Shares with CDSC†	-1.35%	-0.65%	10.68%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Materials Index	8.35%	2.04%	10.62%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	0.41%	0.09%	7.97%
A-Class Shares with sales charge‡	-4.36%	-0.88%	7.36%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Materials Index	8.35%	2.04%	7.30%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and C-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 28, 2013
BASIC MATERIALS FUND

	Shares	Value
COMMON STOCKS† - 100.1%

GOLD - 15.9%
Newmont Mining Corp.	26,803	$1,122,779
Barrick Gold Corp.	37,226	1,094,445
Goldcorp, Inc.	26,738	899,200
Yamana Gold, Inc.	37,864	581,212
Kinross Gold Corp.	68,469	542,959
Royal Gold, Inc.	7,382	524,343
Agnico-Eagle Mines Ltd.[1]	12,460	511,358
Cia de Minas Buenaventura S.A. ADR	18,665	484,543
AngloGold Ashanti Ltd. ADR	19,706	464,076
Gold Fields Ltd. ADR	59,591	461,830
Randgold Resources Ltd. ADR	5,350	459,993
IAMGOLD Corp.	63,581	457,783
Eldorado Gold Corp.	46,488	443,031
New Gold, Inc.*	41,621	378,751
Harmony Gold Mining Company Ltd. ADR	57,843	370,774
Allied Nevada Gold Corp.*	16,918	278,470
Total Gold		9,075,547
SPECIALTY CHEMICALS - 13.7%
Ecolab, Inc.	14,605	1,171,029
Sherwin-Williams Co.	6,029	1,018,238
Sigma-Aldrich Corp.	9,436	732,988
Celanese Corp. — Class A	14,037	618,330
International Flavors & Fragrances, Inc.	7,825	599,943
WR Grace & Co.*	7,542	584,580
Valspar Corp.	8,935	556,204
Ashland, Inc.	7,482	555,913
Albemarle Corp.	8,811	550,864
Rockwood Holdings, Inc.	8,376	548,125
RPM International, Inc.	15,400	486,332
Cytec Industries, Inc.	5,838	432,479
Total Specialty Chemicals		7,855,025
STEEL - 11.3%
Vale S.A. ADR	72,794	1,258,612
Nucor Corp.	19,902	918,477
Reliance Steel & Aluminum Co.	7,923	563,880
ArcelorMittal	38,224	498,059
Gerdau S.A. ADR	61,340	472,931
Steel Dynamics, Inc.	29,126	462,230
Allegheny Technologies, Inc.	13,916	441,276
United States Steel Corp.[2]	20,674	403,143
Cliffs Natural Resources, Inc.[2]	20,569	391,017
Carpenter Technology Corp.	7,914	390,081
POSCO ADR	5,100	375,921
Cia Siderurgica Nacional S.A. ADR	74,295	332,842
Total Steel		6,508,469
DIVERSIFIED CHEMICALS - 10.4%
EI du Pont de Nemours & Co.	32,884	1,616,578
Dow Chemical Co.	45,238	1,440,378
PPG Industries, Inc.	7,583	1,015,667
Eastman Chemical Co.	10,952	765,216
FMC Corp.	11,447	652,822
Huntsman Corp.	26,758	497,431
Total Diversified Chemicals		5,988,092
DIVERSIFIED METALS & MINING - 10.1%
Southern Copper Corp.	36,417	1,368,186
Freeport-McMoRan Copper & Gold, Inc.	40,671	1,346,210
Rio Tinto plc ADR[2]	14,335	674,892
BHP Billiton Ltd. ADR	9,834	672,941
Teck Resources Ltd. — Class B	15,913	448,110
Compass Minerals International, Inc.	5,100	402,390
BHP Billiton plc ADR	6,200	359,972
Walter Energy, Inc.	11,235	320,198
Molycorp, Inc.*,2	41,860	217,672
Total Diversified Metals & Mining		5,810,571
FERTILIZERS & AGRICULTURAL CHEMICALS - 9.4%
Monsanto Co.	17,250	1,822,118
Mosaic Co.	19,762	1,178,013
CF Industries Holdings, Inc.	4,244	807,930
Potash Corporation of Saskatchewan, Inc.	19,920	781,860
Agrium, Inc.	5,074	494,715
Intrepid Potash, Inc.	15,100	283,276
Total Fertilizers & Agricultural Chemicals		5,367,912
INDUSTRIAL GASES - 5.3%
Praxair, Inc.	12,276	1,369,265
Air Products & Chemicals, Inc.	11,553	1,006,497
Airgas, Inc.	6,581	652,572
Total Industrial Gases		3,028,334
PAPER PACKAGING - 3.8%
Rock Tenn Co. — Class A	6,826	633,384
Packaging Corporation of America	11,500	516,005
Sealed Air Corp.	21,234	511,952
Bemis Company, Inc.	12,308	496,751
Total Paper Packaging		2,158,092
COMMODITY CHEMICALS - 4.1%
LyondellBasell Industries N.V. — Class A	20,100	1,272,129
Westlake Chemical Corp.	6,360	594,660
Axiall Corp.	8,000	497,280
Total Commodity Chemicals		2,364,069
CONSTRUCTION MATERIALS - 4.1%
Cemex SAB de CV ADR*	67,527	824,505
Vulcan Materials Co.	11,658	602,719
Martin Marietta Materials, Inc.	5,068	517,037
Eagle Materials, Inc.	6,280	418,436
Total Construction Materials		2,362,697
PAPER PRODUCTS - 3.6%
International Paper Co.	23,523	1,095,701
MeadWestvaco Corp.	16,390	594,957
Domtar Corp.	5,100	395,862
Total Paper Products		2,086,520

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
Basic Materials Fund

	Shares	Value

PRECIOUS METALS & MINERALS - 3.4%
Silver Wheaton Corp.	22,195	$695,813
Pan American Silver Corp.	22,898	375,069
Coeur d’Alene Mines Corp.*	16,716	315,264
Stillwater Mining Co.*	23,151	299,342
Hecla Mining Co.	63,250	249,838
Total Precious Metals & Minerals		1,935,326
METAL & GLASS CONTAINERS - 3.0%
Ball Corp.	13,672	650,514
Crown Holdings, Inc.*	14,241	592,568
Owens-Illinois, Inc.*	18,563	494,704
Total Metal & Glass Containers		1,737,786
ALUMINUM - 1.3%
Alcoa, Inc.	85,089	724,958
FOREST PRODUCTS - 0.7%
Louisiana-Pacific Corp.*	19,050	411,480
Total Common Stocks
(Cost $32,705,981)		57,414,878

	Face
	Amount
REPURCHASE AGREEMENT††,3 - 0.5%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$304,080	304,080
Total Repurchase Agreement
(Cost $304,080)		304,080

SECURITIES LENDING COLLATERAL††,4 - 1.2%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	396,495	396,495
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	311,906	311,906
Total Securities Lending Collateral
(Cost $708,401)		708,401
Total Investments - 101.8%
(Cost $33,718,462)		$58,427,359
Other Assets & Liabilities, net - (1.8)%		(1,030,371)
Total Net Assets - 100.0%		$57,396,988

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.

††	Value determined based on Level 2 inputs — See Note 4.

[1]	Security was acquired through a private placement.

[2]	All or portion of this security is on loan at March 28, 2013 — See Note 6.

[3]	Repurchase Agreement — See Note 5.

[4]	Securities lending collateral — See Note 6.

ADR	— American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

Basic Materials Fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $681,303 of securities loaned
(cost $32,705,981)	$57,414,878
Repurchase agreements, at value
(cost $1,012,481)	1,012,481
Total investments
(cost $33,718,462)	58,427,359
Cash	22,160
Receivables:
Securities sold	839,274
Dividends	72,867
Fund shares sold	21,823
Interest	535
Total assets	59,384,018
Liabilities:
Payable for:
Fund shares redeemed	1,173,655
Upon return of securities loaned	708,401
Management fees	42,802
Transfer agent and administrative fees	12,589
Distribution and service fees	9,998
Portfolio accounting fees	5,035
Miscellaneous	34,550
Total liabilities	1,987,030
Net assets	$57,396,988
Net assets consist of:
Paid in capital	$66,666,588
Undistributed net investment income	259,097
Accumulated net realized loss on investments	(34,237,594)
Net unrealized appreciation on investments	24,708,897
Net assets	$57,396,988
Investor Class:
Net assets	$36,011,948
Capital shares outstanding	721,070
Net asset value per share	$49.94
Advisor Class:
Net assets	$3,615,602
Capital shares outstanding	77,762
Net asset value per share	$46.50
A-Class:
Net assets	$11,103,521
Capital shares outstanding	233,272
Net asset value per share	$47.60
Maximum offering price per share
(Net asset value divided by 95.25%)	$49.97
C-Class:
Net assets	$6,665,917
Capital shares outstanding	151,091
Net asset value per share	$44.12

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $36,374)	$1,347,153
Income from securities lending, net	37,547
Interest	216
Total investment income	1,384,916

Expenses:
Management fees	508,953
Transfer agent and administrative fees	149,692
Distribution and service fees:
Advisor Class	21,382
A-Class	22,244
C-Class	70,724
Portfolio accounting fees	59,876
Custodian fees	9,282
Trustees’ fees*	6,625
Tax expense	5,107
Miscellaneous	77,208
Total expenses	931,093
Net investment income	453,823

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	311,441
Net realized gain	311,441
Net change in unrealized appreciation (depreciation) on:
Investments	(1,310,252)
Net change in unrealized appreciation (depreciation)	(1,310,252)
Net realized and unrealized loss	(998,811)
Net decrease in net assets resulting from operations	$(544,988)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$453,823	$21,656
Net realized gain (loss) on investments	311,441	(8,317,969)
Net change in unrealized appreciation (depreciation) on investments	(1,310,252)	(16,403,333)
Net decrease in net assets resulting from operations	(544,988)	(24,699,646)

Distributions to shareholders from:
Net investment income
Investor Class	(159,284)	—
Advisor Class	(14,458)	—
A-Class	(29,092)	—
C-Class	(24,821)	—
Total distributions to shareholders	(227,655)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	175,560,604	158,637,965
Advisor Class	10,456,179	35,677,067
A-Class	6,275,946	13,460,261
C-Class	28,696,473	61,071,902
Distributions reinvested
Investor Class	142,259	—
Advisor Class	10,612	—
A-Class	26,621	—
C-Class	23,063	—
Cost of shares redeemed
Investor Class	(176,485,331)	(178,091,332)
Advisor Class	(11,897,822)	(43,057,527)
A-Class	(4,371,972)	(19,707,926)
C-Class	(30,128,845)	(64,560,166)
Net decrease from capital share transactions	(1,692,213)	(36,569,756)
Net decrease in net assets	(2,464,856)	(61,269,402)

Net assets:
Beginning of year	59,861,844	121,131,246
End of year	$57,396,988	$59,861,844
Undistributed net investment income at end of year	$259,097	$27,822

Capital share activity:
Shares sold
Investor Class	3,611,782	3,036,471
Advisor Class	230,287	762,822
A-Class	130,171	266,896
C-Class	667,452	1,333,277
Shares issued from reinvestment of distributions
Investor Class	2,927	—
Advisor Class	234	—
A-Class	574	—
C-Class	535	—
Shares redeemed
Investor Class	(3,633,585)	(3,602,522)
Advisor Class	(266,206)	(950,966)
A-Class	(95,233)	(405,994)
C-Class	(704,019)	(1,408,986)
Net decrease in shares	(55,081)	(969,002)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

Basic Materials Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$49.80	$56.36	$44.65	$27.43	$50.49
Income (loss) from investment operations:
Net investment income[a]	.46	.09	—[b]	.24	.20
Net gain (loss) on investments (realized and unrealized)	(.15)	(6.65)	11.82	17.07	(22.77)
Total from investment operations	.31	(6.56)	11.82	17.31	(22.57)
Less distributions from:
Net investment income	(.17)	—	(.11)	(.09)	(.49)
Total distributions	(.17)	—	(.11)	(.09)	(.49)
Net asset value, end of period	$49.94	$49.80	$56.36	$44.65	$27.43

Total Return[c]	0.65%	(11.66%)	26.50%	63.12%	(44.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36,012	$36,847	$73,606	$44,582	$98,767
Ratios to average net assets:
Net investment income	0.95%	0.17%	0.00%	0.65%	0.46%
Total expenses	1.36%	1.36%	1.39%	1.39%	1.37%
Portfolio turnover rate	251%	217%	292%	455%	288%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$46.61	$53.00	$42.20	$26.06	$48.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	.08	(.20)	.03	.05
Net gain (loss) on investments (realized and unrealized)	(.13)	(6.47)	11.11	16.20	(21.77)
Total from investment operations	.06	(6.39)	10.91	16.23	(21.72)
Less distributions from:
Net investment income	(.17)	—	(.11)	(.09)	(.49)
Total distributions	(.17)	—	(.11)	(.09)	(.49)
Net asset value, end of period	$46.50	$46.61	$53.00	$42.20	$26.06

Total Return[c]	0.16%	(12.08%)	25.88%	62.30%	(44.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,616	$5,287	$15,986	$8,799	$4,705
Ratios to average net assets:
Net investment income (loss)	0.43%	0.17%	(0.44%)	0.07%	0.13%
Total expenses	1.86%	1.86%	1.89%	1.89%	1.88%
Portfolio turnover rate	251%	217%	292%	455%	288%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Basic Materials Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$47.58	$53.99	$42.88	$26.41	$48.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	(.01)	(.09)	.15	.12
Net gain (loss) on investments (realized and unrealized)	(.13)	(6.40)	11.31	16.41	(22.02)
Total from investment operations	.19	(6.41)	11.22	16.56	(21.90)
Less distributions from:
Net investment income	(.17)	—	(.11)	(.09)	(.49)
Total distributions	(.17)	—	(.11)	(.09)	(.49)
Net asset value, end of period	$47.60	$47.58	$53.99	$42.88	$26.41

Total Return[c]	0.41%	(11.87%)	26.20%	62.72%	(44.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,104	$9,410	$18,187	$8,159	$3,986
Ratios to average net assets:
Net investment income (loss)	0.69%	(0.03%)	(0.19%)	0.40%	0.30%
Total expenses	1.61%	1.61%	1.64%	1.65%	1.63%
Portfolio turnover rate	251%	217%	292%	455%	288%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$44.45	$50.80	$40.67	$25.24	$47.02
Income (loss) from investment operations:
Net investment loss[a]	(.03)	(.33)	(.40)	(.13)	(.18)
Net gain (loss) on investments (realized and unrealized)	(.13)	(6.02)	10.64	15.65	(21.11)
Total from investment operations	(.16)	(6.35)	10.24	15.52	(21.29)
Less distributions from:
Net investment income	(.17)	—	(.11)	(.09)	(.49)
Total distributions	(.17)	—	(.11)	(.09)	(.49)
Net asset value, end of period	$44.12	$44.45	$50.80	$40.67	$25.24

Total Return[c]	(0.35%)	(12.50%)	25.21%	61.51%	(45.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,666	$8,317	$13,353	$9,125	$4,024
Ratios to average net assets:
Net investment loss	(0.07%)	(0.73%)	(0.93%)	(0.37%)	(0.46%)
Total expenses	2.36%	2.36%	2.39%	2.40%	2.38%
Portfolio turnover rate	251%	217%	292%	455%	288%

a Net investment income (loss) per share was computed using average shares outstanding throughout the period.

b Net investment income is less than $0.01 per share.

c Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

BIOTECHNOLOGY Fund

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering and in the design, manufacture or sale of related biotechnology products or services (“Biotechnology Companies”).

For the one-year period ended March 28, 2013, Biotechnology Fund Investor Class returned 32.71%, compared with the S&P 500 Health Care Index, which returned 25.19%. The broader S&P 500 Index returned 13.96%.

All industries contributed to Fund return, led by holdings in its largest segment, biotechnology, and followed by life sciences tools & services and pharmaceuticals.

The best-performing holdings in the Fund were Gilead Sciences, Inc., Amgen, Inc. and Pharmacyclics, Inc. The worst-performing holdings in the Fund included Dendreon Corp., Halozyme Therapeutics, Inc. and Amarin Corp. plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Amgen, Inc.	8.6%
Gilead Sciences, Inc.	8.3%
Biogen Idec, Inc.	6.6%
Celgene Corp.	6.5%
Alexion Pharmaceuticals, Inc.	4.0%
Regeneron Pharmaceuticals, Inc.	3.9%
Vertex Pharmaceuticals, Inc.	3.3%
Life Technologies Corp.	3.1%
BioMarin Pharmaceutical, Inc.	2.6%
Illumina, Inc.	2.5%
Top Ten Total	49.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	32.71%	17.88%	13.54%
Advisor Class Shares	32.10%	17.29%	12.99%
C-Class Shares	31.39%	16.73%	12.41%
C-Class Shares with CDSC†	30.39%	16.73%	12.41%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Health Care Index	25.19%	10.59%	7.57%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	32.40%	17.59%	11.69%
A-Class Shares with sales charge‡	26.11%	16.46%	11.06%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Health Care Index	25.19%	10.59%	7.44%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 28, 2013
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Biotechnology - 85.9%
Amgen, Inc.	197,034	$20,197,956
Gilead Sciences, Inc.*	399,604	19,552,624
Biogen Idec, Inc.*	80,033	15,439,166
Celgene Corp.*	132,157	15,318,318
Alexion Pharmaceuticals, Inc.*	100,974	9,303,744
Regeneron Pharmaceuticals, Inc.*	52,419	9,246,712
Vertex Pharmaceuticals, Inc.*	141,052	7,755,039
BioMarin Pharmaceutical, Inc.*	97,911	6,095,939
Onyx Pharmaceuticals, Inc.*	62,066	5,515,185
Pharmacyclics, Inc.*	61,680	4,959,689
Seattle Genetics, Inc.*,1	132,187	4,693,960
Medivation, Inc.*	88,070	4,119,034
United Therapeutics Corp.*	62,583	3,809,427
Cubist Pharmaceuticals, Inc.*	80,698	3,778,280
Incyte Corporation Ltd.*,1	159,269	3,728,487
Ariad Pharmaceuticals, Inc.*	199,275	3,604,885
Elan Corp. plc ADR*	298,983	3,527,999
Cepheid, Inc.*	90,576	3,475,401
Opko Health, Inc.*,1	435,500	3,322,865
Alkermes plc*	138,819	3,291,398
Theravance, Inc.*	138,250	3,265,465
Infinity Pharmaceuticals, Inc.*,1	67,090	3,251,852
Ironwood Pharmaceuticals, Inc. — Class A*	170,300	3,114,787
Myriad Genetics, Inc.*	122,072	3,100,629
Arena Pharmaceuticals, Inc.*,1	359,500	2,951,495
Isis Pharmaceuticals, Inc.*,1	165,880	2,810,007
Amarin Corporation plc ADR*,1	365,460	2,708,059
Alnylam Pharmaceuticals, Inc.*	108,041	2,632,959
Acorda Therapeutics, Inc.*	78,895	2,527,007
ImmunoGen, Inc.*,1	157,200	2,524,632
Aegerion Pharmaceuticals, Inc.*	60,500	2,440,570
Sarepta Therapeutics, Inc.*,1	63,800	2,357,410
PDL BioPharma, Inc.[1]	304,413	2,225,259
NPS Pharmaceuticals, Inc.*	210,300	2,142,957
Celldex Therapeutics, Inc.*	176,800	2,047,344
Achillion Pharmaceuticals, Inc.*	228,700	1,998,838
Exelixis, Inc.*,1	431,100	1,991,682
InterMune, Inc.*	207,855	1,881,088
Dendreon Corp.*,1	372,451	1,761,693
Keryx Biopharmaceuticals, Inc.*,1	226,900	1,597,376
Spectrum Pharmaceuticals, Inc.[1]	192,303	1,434,580
Total Biotechnology		201,501,797
Life Sciences Tools & Services - 11.5%
Life Technologies Corp.*	113,620	7,343,261
Illumina, Inc.*,1	106,436	5,747,544
Bio-Rad Laboratories, Inc. — Class A*	33,269	4,191,894
Techne Corp.	51,400	3,487,490
Charles River Laboratories
International, Inc.*	71,300	3,156,451
QIAGEN N.V.*	147,600	3,111,408
Total Life Sciences Tools & Services		27,038,048

Pharmaceuticals - 2.4%
Medicines Co.*	90,700	3,031,194
Nektar Therapeutics*	233,300	2,566,300
Total Pharmaceuticals		5,597,494

Total Common Stocks
(Cost $136,559,268)		234,137,339

RIGHTS - 0.0%
Clinical Data, Inc.
Expires 12/31/20*,†††,2	24,000	—

Total Rights
(Cost $—)		—

	Face
	Amount

REPURCHASE AGREEMENT††,3 - 0.8%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$1,836,438	1,836,438
Total Repurchase Agreement
(Cost $1,836,438)		1,836,438

SECURITIES LENDING COLLATERAL††,4 - 7.0%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	9,139,101	9,139,101
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	7,189,349	7,189,349
Total Securities Lending Collateral
(Cost $16,328,450)		16,328,450
Total Investments - 107.6%
(Cost $154,724,156)		$252,302,227
Other Assets & Liabilities, net - (7.6)%		(17,903,339)
Total Net Assets - 100.0%		$234,398,888

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Illiquid security.
[3]	Repurchase Agreement — See Note 5.
[4]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $15,841,926 of securities loaned
(cost $136,559,268)	$234,137,339
Repurchase agreements, at value
(cost $18,164,888)	18,164,888
Total investments
(cost $154,724,156)	252,302,227
Receivables:
Fund shares sold	2,684,654
Interest	26,147
Total assets	255,013,028
Liabilities:
Payable for:
Upon return of securities loaned	16,328,450
Securities purchased	2,640,450
Fund shares redeemed	1,249,883
Management fees	156,409
Transfer agent and administrative fees	46,003
Distribution and service fees	25,546
Portfolio accounting fees	18,401
Miscellaneous	148,998
Total liabilities	20,614,140
Net assets	$234,398,888
Net assets consist of:
Paid in capital	$153,135,511
Accumulated net investment loss	(1,307,774)
Accumulated net realized loss on investments	(15,006,920)
Net unrealized appreciation on investments	97,578,071
Net assets	$234,398,888
Investor Class:
Net assets	$171,844,138
Capital shares outstanding	3,509,409
Net asset value per share	$48.97
Advisor Class:
Net assets	$22,486,176
Capital shares outstanding	496,755
Net asset value per share	$45.27
A-Class:
Net assets	$26,391,463
Capital shares outstanding	571,521
Net asset value per share	$46.18
Maximum offering price per share
(Net asset value divided by 95.25%)	$48.48
C-Class:
Net assets	$13,677,111
Capital shares outstanding	315,050
Net asset value per share	$43.41

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends	$564,389
Income from securities lending, net	154,172
Interest	1,068
Total investment income	719,629

Expenses:
Management fees	1,604,597
Transfer agent and administrative fees	471,941
Distribution and service fees:
Advisor Class	79,610
A-Class	56,109
C-Class	103,030
Portfolio accounting fees	188,774
Custodian fees	36,451
Trustees’ fees*	13,911
Miscellaneous	249,275
Total expenses	2,803,698
Net investment loss	(2,084,069)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,729,472
Net realized gain	4,729,472
Net change in unrealized appreciation (depreciation) on:
Investments	51,758,234
Net change in unrealized appreciation (depreciation)	51,758,234
Net realized and unrealized gain	56,487,706
Net increase in net assets resulting from operations	$54,403,637

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	The RYDEX FUNDS ANNUAL REPORT | 29

biotechnology fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(2,084,069)	$(1,105,434)
Net realized gain (loss) on investments	4,729,472	(1,767,250)
Net change in unrealized appreciation (depreciation) on investments	51,758,234	12,875,710
Net increase in net assets resulting from operations	54,403,637	10,003,026

Capital share transactions:
Proceeds from sale of shares
Investor Class	469,000,382	409,078,194
Advisor Class	78,606,634	57,985,279
A-Class	54,901,267	13,301,426
C-Class	40,956,893	41,235,486
Cost of shares redeemed
Investor Class	(426,833,879)	(373,528,443)
Advisor Class	(69,817,795)	(57,829,153)
A-Class	(38,802,538)	(10,403,210)
C-Class	(37,066,779)	(38,491,682)
Net increase from capital share transactions	70,944,185	41,347,897
Net increase in net assets	125,347,822	51,350,923

Net assets:
Beginning of year	109,051,066	57,700,143
End of year	$234,398,888	$109,051,066
Accumulated net investment loss at end of year	$(1,307,774)	$(589,343)

Capital share activity:
Shares sold
Investor Class	11,739,617	12,989,084
Advisor Class	2,073,757	2,002,963
A-Class	1,440,618	438,491
C-Class	1,112,660	1,445,494
Shares redeemed
Investor Class	(10,642,905)	(12,108,672)
Advisor Class	(1,819,571)	(2,032,560)
A-Class	(1,005,019)	(382,591)
C-Class	(1,008,536)	(1,363,188)
Net increase in shares	1,890,621	989,021

30 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

biotechnology fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$36.90	$29.16	$27.34	$19.37	$21.51
Income (loss) from investment operations:
Net investment loss[a]	(.40)	(.34)	(.33)	(.21)	(.19)
Net gain (loss) on investments (realized and unrealized)	12.47	8.08	2.15	8.18	(1.95)
Total from investment operations	12.07	7.74	1.82	7.97	(2.14)
Net asset value, end of period	$48.97	$36.90	$29.16	$27.34	$19.37

Total Return[b]	32.71%	26.54%	6.66%	41.15%	(9.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$171,844	$89,027	$44,686	$147,631	$65,829
Ratios to average net assets:
Net investment loss	(0.98%)	(1.09%)	(1.26%)	(0.90%)	(0.86%)
Total expenses	1.35%	1.36%	1.39%	1.39%	1.38%
Portfolio turnover rate	197%	333%	337%	316%	370%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.27	$27.22	$25.66	$18.27	$20.39
Income (loss) from investment operations:
Net investment loss[a]	(.56)	(.48)	(.43)	(.30)	(.29)
Net gain (loss) on investments (realized and unrealized)	11.56	7.53	1.99	7.69	(1.83)
Total from investment operations	11.00	7.05	1.56	7.39	(2.12)
Net asset value, end of period	$45.27	$34.27	$27.22	$25.66	$18.27

Total Return[b]	32.10%	25.90%	6.08%	40.45%	(10.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,486	$8,313	$7,410	$9,144	$6,675
Ratios to average net assets:
Net investment loss	(1.46%)	(1.65%)	(1.77%)	(1.38%)	(1.40%)
Total expenses	1.86%	1.87%	1.89%	1.89%	1.88%
Portfolio turnover rate	197%	333%	337%	316%	370%

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 31

biotechnology fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.88	$27.64	$25.98	$18.45	$20.54
Income (loss) from investment operations:
Net investment loss[a]	(.48)	(.37)	(.37)	(.25)	(.24)
Net gain (loss) on investments (realized and unrealized)	11.78	7.61	2.03	7.78	(1.85)
Total from investment operations	11.30	7.24	1.66	7.53	(2.09)
Net asset value, end of period	$46.18	$34.88	$27.64	$25.98	$18.45

Total Return[b]	32.40%	26.19%	6.39%	40.81%	(10.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,391	$4,741	$2,211	$2,869	$4,346
Ratios to average net assets:
Net investment loss	(1.21%)	(1.30%)	(1.51%)	(1.12%)	(1.17%)
Total expenses	1.61%	1.61%	1.64%	1.64%	1.64%
Portfolio turnover rate	197%	333%	337%	316%	370%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$33.04	$26.38	$24.96	$17.87	$20.03
Income (loss) from investment operations:
Net investment loss[a]	(.73)	(.58)	(.54)	(.38)	(.38)
Net gain (loss) on investments (realized and unrealized)	11.10	7.24	1.96	7.47	(1.78)
Total from investment operations	10.37	6.66	1.42	7.09	(2.16)
Net asset value, end of period	$43.41	$33.04	$26.38	$24.96	$17.87

Total Return[b]	31.39%	25.25%	5.65%	39.68%	(10.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,677	$6,969	$3,393	$4,705	$4,028
Ratios to average net assets:
Net investment loss	(1.96%)	(2.06%)	(2.27%)	(1.78%)	(1.89%)
Total expenses	2.36%	2.36%	2.39%	2.39%	2.39%
Portfolio turnover rate	197%	333%	337%	316%	370%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

32 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 33

performance Report and FUND PROFILE (Unaudited)	March 28, 2013

consumer products fund

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products Companies”).

For the one-year period ended March 28, 2013, Consumer Products Fund Investor Class returned 19.26%, compared with 20.25% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 13.96%.

Within the sector, food products was the largest contributor to Fund performance, followed by beverages. Personal products was the only detractor from Fund performance.

Fund performance for the period got the biggest boost from Procter & Gamble Co., PepsiCo, Inc. and Kimberly-Clark Corp. The Fund’s leading detractors during the period were Herbalife Ltd., Monster Beverage Corp. and SUPERVALU, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
Advisor Class	August 17, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	5.6%
Coca-Cola Co.	5.3%
Philip Morris International, Inc.	4.8%
PepsiCo, Inc.	4.4%
Altria Group, Inc.	3.3%
Mondelez International, Inc. — Class A	3.0%
Colgate-Palmolive Co.	3.0%
Kimberly-Clark Corp.	2.4%
General Mills, Inc.	2.3%
Kraft Foods Group, Inc.	2.2%
Top Ten Total	36.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

34 | the RYDEX FUNDS ANNUAL REPORT

performance Report and FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	19.26%	10.59%	11.49%
Advisor Class Shares	18.66%	10.06%	10.94%
C-Class Shares	18.06%	9.51%	10.36%
C-Class Shares with CDSC†	17.06%	9.51%	10.36%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Consumer Staples Index	20.25%	10.40%	10.84%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	18.98%	10.33%	9.31%
A-Class Shares with sales charge‡	13.33%	9.26%	8.69%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Consumer Staples Index	20.25%	10.40%	10.07%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 28, 2013
consumer products fund

	Shares	Value

COMMON STOCKS† - 99.3%

Packaged Foods & Meats - 30.7%
Mondelez International, Inc. — Class A	219,700	$6,725,018
General Mills, Inc.	104,037	5,130,064
Kraft Foods Group, Inc.	95,700	4,931,421
Kellogg Co.	67,020	4,318,099
HJ Heinz Co.	58,537	4,230,469
Hershey Co.	44,592	3,903,138
Mead Johnson Nutrition Co. — Class A	45,849	3,551,005
Campbell Soup Co.	76,317	3,461,739
ConAgra Foods, Inc.	95,482	3,419,210
Hormel Foods Corp.	72,986	3,015,782
JM Smucker Co.	29,152	2,890,712
McCormick & Company, Inc.	37,886	2,786,515
Green Mountain Coffee Roasters, Inc.*,1	46,774	2,654,892
Tyson Foods, Inc. — Class A	105,915	2,628,810
Unilever N.V. — Class Y	54,541	2,236,181
BRF - Brasil Foods S.A. ADR	97,580	2,157,494
Flowers Foods, Inc.	60,395	1,989,411
Hillshire Brands Co.	52,840	1,857,326
Smithfield Foods, Inc.*	64,196	1,699,910
Dean Foods Co.*	88,081	1,596,909
Hain Celestial Group, Inc.*	24,900	1,520,892
TreeHouse Foods, Inc.*	20,872	1,359,811
Sanderson Farms, Inc.	18,200	994,084
Total Packaged Foods & Meats		69,058,892
Household Products - 14.7%
Procter & Gamble Co.	164,860	12,704,111
Colgate-Palmolive Co.	56,711	6,693,599
Kimberly-Clark Corp.	56,422	5,528,228
Clorox Co.	34,767	3,077,923
Church & Dwight Company, Inc.	41,806	2,701,922
Energizer Holdings, Inc.	22,365	2,230,461
Total Household Products		32,936,244
Soft Drinks - 14.3%
Coca-Cola Co.	296,000	11,970,240
PepsiCo, Inc.	124,301	9,833,452
Coca-Cola Enterprises, Inc.	77,194	2,850,002
Dr Pepper Snapple Group, Inc.	60,025	2,818,174
Monster Beverage Corp.*	52,153	2,489,784
Fomento Economico Mexicano SAB de CV ADR	20,493	2,325,956
Total Soft Drinks		32,287,608
Tobacco - 12.9%
Philip Morris International, Inc.	117,823	10,923,370
Altria Group, Inc.	215,200	7,400,728
Reynolds American, Inc.	99,508	4,427,111
Lorillard, Inc.	85,205	3,438,022
British American Tobacco plc ADR	18,200	1,948,310
Universal Corp.	17,500	980,700
Total Tobacco		29,118,241
Food Retail - 5.9%
Kroger Co.	112,153	3,716,750
Whole Foods Market, Inc.	40,207	3,487,957
Safeway, Inc.	86,645	2,283,096
Casey’s General Stores, Inc.	22,600	1,317,580
Harris Teeter Supermarkets, Inc.	29,600	1,264,216
Fresh Market, Inc.*	29,500	1,261,715
Total Food Retail		13,331,314
Personal Products - 5.1%
Estee Lauder Companies, Inc. — Class A	68,156	4,364,030
Herbalife Ltd.[1]	82,841	3,102,395
Avon Products, Inc.	127,602	2,645,189
Nu Skin Enterprises, Inc. — Class A	33,130	1,464,346
Total Personal Products		11,575,960
Distillers & Vintners - 4.9%
Brown-Forman Corp. — Class B	49,056	3,502,598
Beam, Inc.	43,970	2,793,854
Constellation Brands, Inc. — Class A*	55,744	2,655,644
Diageo plc ADR	17,300	2,177,032
Total Distillers & Vintners		11,129,128
Agricultural Products - 4.6%
Archer-Daniels-Midland Co.	124,603	4,202,859
Bunge Ltd.	38,596	2,849,543
Ingredion, Inc.	29,174	2,109,864
Darling International, Inc.*	69,320	1,244,987
Total Agricultural Products		10,407,253
Brewers - 3.8%
Anheuser-Busch InBev N.V. ADR	31,612	3,146,975
Cia de Bebidas das Americas ADR	64,680	2,737,904
Molson Coors Brewing Co. — Class B	54,117	2,647,945
Total Brewers		8,532,824
Food Distributors - 2.4%
Sysco Corp.	116,005	4,079,896
United Natural Foods, Inc.*	27,970	1,376,124
Total Food Distributors		5,456,020
Total Common Stocks
(Cost $171,673,014)		223,833,484

36 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
consumer products fund

	Face
	Amount	Value
REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$1,440,640	$1,440,640
Total Repurchase Agreement
(Cost $1,440,640)		1,440,640

SECURITIES LENDING COLLATERAL††,3 - 1.3%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	1,604,303	1,604,303
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	1,262,038	1,262,038
Total Securities Lending Collateral
(Cost $2,866,341)		2,866,341
Total Investments - 101.2%
(Cost $175,979,995)		$228,140,465
Other Assets & Liabilities, net - (1.2)%		(2,744,745)
Total Net Assets - 100.0%		$225,395,720

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6. ADR — American Depositary Receipt plc — Public Limited Company

See Notes to Financial Statements .	the RYDEX FUNDS ANNUAL REPORT | 37

consumer products fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $2,816,833 of securities loaned
(cost $171,673,014)	$223,833,484
Repurchase agreements, at value
(cost $4,306,981)	4,306,981
Total investments
(cost $175,979,995)	228,140,465
Cash	52,628
Receivables:
Dividends	445,495
Fund shares sold	390,157
Interest	4,924
Total assets	229,033,669
Liabilities:
Payable for:
Upon return of securities loaned	2,866,341
Fund shares redeemed	450,139
Management fees	149,745
Transfer agent and administrative fees	44,043
Distribution and service fees	18,362
Portfolio accounting fees	17,617
Miscellaneous	91,702
Total liabilities	3,637,949
Net assets	$225,395,720
Net assets consist of:
Paid in capital	$184,076,711
Undistributed net investment income	1,720,103
Accumulated net realized loss on investments	(12,561,564)
Net unrealized appreciation on investments	52,160,470
Net assets	$225,395,720
Investor Class:
Net assets	$181,944,727
Capital shares outstanding	3,806,796
Net asset value per share	$47.79
Advisor Class:
Net assets	$10,148,285
Capital shares outstanding	231,349
Net asset value per share	$43.87
A-Class:
Net assets	$21,603,691
Capital shares outstanding	480,097
Net asset value per share	$45.00
Maximum offering price per share
(Net asset value divided by 95.25%)	$47.24
C-Class:
Net assets	$11,699,017
Capital shares outstanding	283,125
Net asset value per share	$41.32

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $12,191)	$4,668,934
Income from securities lending, net	29,134
Interest	694
Total investment income	4,698,762

Expenses:
Management fees	1,458,382
Transfer agent and administrative fees	428,936
Distribution and service fees:
Advisor Class	67,435
A-Class	47,071
C-Class	103,558
Portfolio accounting fees	171,572
Custodian fees	26,980
Trustees’ fees*	16,303
Miscellaneous	217,756
Total expenses	2,537,993
Net investment income	2,160,769

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,310,827
Net realized gain	4,310,827
Net change in unrealized appreciation (depreciation) on:
Investments	18,511,373
Net change in unrealized appreciation (depreciation)	18,511,373
Net realized and unrealized gain	22,822,200
Net increase in net assets resulting from operations	$24,982,969

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

consumer products fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income	$2,160,769	$1,504,928
Net realized gain (loss) on investments	4,310,827	(6,633,752)
Net change in unrealized appreciation (depreciation) on investments	18,511,373	20,261,583
Net increase in net assets resulting from operations	24,982,969	15,132,759

Distributions to shareholders from:
Net investment income
Investor Class	(316,169)	(990,072)
Advisor Class	(40,225)	(144,687)
A-Class	(51,236)	(240,403)
C-Class	(33,036)	(134,982)
Net realized gains
Investor Class	—	(1,589,392)
Advisor Class	—	(232,270)
A-Class	—	(385,926)
C-Class	—	(216,691)
Total distributions to shareholders	(440,666)	(3,934,423)

Capital share transactions:
Proceeds from sale of shares
Investor Class	400,842,592	659,811,510
Advisor Class	59,744,738	75,806,217
A-Class	11,183,601	31,615,141
C-Class	40,893,529	57,692,984
Distributions reinvested
Investor Class	309,479	2,488,504
Advisor Class	40,024	373,093
A-Class	37,747	494,046
C-Class	31,073	339,654
Cost of shares redeemed
Investor Class	(392,919,700)	(573,144,067)
Advisor Class	(67,940,005)	(63,966,727)
A-Class	(13,768,084)	(17,284,638)
C-Class	(40,741,804)	(52,151,706)
Net increase (decrease) from capital share transactions	(2,286,810)	122,074,011
Net increase in net assets	22,255,493	133,272,347

Net assets:
Beginning of year	203,140,227	69,867,880
End of year	$225,395,720	$203,140,227
Undistributed net investment income at end of year	$1,720,103	$—

Capital share activity:
Shares sold
Investor Class	9,597,574	17,440,289
Advisor Class	1,572,679	2,159,455
A-Class	283,087	881,716
C-Class	1,143,508	1,721,281
Shares issued from reinvestment of distributions
Investor Class	7,460	69,356
Advisor Class	1,050	11,251
A-Class	966	14,574
C-Class	864	10,800
Shares redeemed
Investor Class	(9,666,092)	(15,233,138)
Advisor Class	(1,800,187)	(1,815,584)
A-Class	(358,129)	(488,025)
C-Class	(1,137,871)	(1,563,405)
Net increase (decrease) in shares	(355,091)	3,208,570

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 39

consumer products fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$40.19	$36.37	$37.83	$26.39	$36.40
Income (loss) from investment operations:
Net investment income[a]	.57	.49	.69	.50	.55
Net gain (loss) on investments (realized and unrealized)	7.14	4.82	4.40	11.04	(10.35)
Total from investment operations	7.71	5.31	5.09	11.54	(9.80)
Less distributions from:
Net investment income	(.11)	(.57)	(.82)	(.10)	(.21)
Net realized gains	—	(.92)	(5.73)	—	—
Total distributions	(.11)	(1.49)	(6.55)	(.10)	(.21)
Net asset value, end of period	$47.79	$40.19	$36.37	$37.83	$26.39

Total Return[b]	19.26%	15.06%	14.81%	43.75%	(26.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$181,945	$155,432	$57,876	$182,915	$14,703
Ratios to average net assets:
Net investment income	1.38%	1.29%	1.84%	1.46%	1.81%
Total expenses	1.35%	1.35%	1.38%	1.37%	1.38%
Portfolio turnover rate	230%	402%	400%	200%	445%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$37.08	$33.84	$35.77	$25.09	$34.78
Income (loss) from investment operations:
Net investment income[a]	.35	.24	.62	.35	.34
Net gain (loss) on investments (realized and unrealized)	6.55	4.49	4.00	10.43	(9.82)
Total from investment operations	6.90	4.73	4.62	10.78	(9.48)
Less distributions from:
Net investment income	(.11)	(.57)	(.82)	(.10)	(.21)
Net realized gains	—	(.92)	(5.73)	—	—
Total distributions	(.11)	(1.49)	(6.55)	(.10)	(.21)
Net asset value, end of period	$43.87	$37.08	$33.84	$35.77	$25.09

Total Return[b]	18.66%	14.49%	14.32%	42.99%	(27.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,148	$16,975	$3,475	$5,824	$11,113
Ratios to average net assets:
Net investment income	0.93%	0.68%	1.78%	1.17%	1.18%
Total expenses	1.85%	1.84%	1.88%	1.88%	1.87%
Portfolio turnover rate	230%	402%	400%	200%	445%

40 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

consumer products fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$37.93	$34.49	$36.26	$25.37	$35.09
Income (loss) from investment operations:
Net investment income[a]	.44	.40	.41	.55	.42
Net gain (loss) on investments (realized and unrealized)	6.74	4.53	4.37	10.44	(9.93)
Total from investment operations	7.18	4.93	4.78	10.99	(9.51)
Less distributions from:
Net investment income	(.11)	(.57)	(.82)	(.10)	(.21)
Net realized gains	—	(.92)	(5.73)	—	—
Total distributions	(.11)	(1.49)	(6.55)	(.10)	(.21)
Net asset value, end of period	$45.00	$37.93	$34.49	$36.26	$25.37

Total Return[b]	18.98%	14.80%	14.58%	43.34%	(27.14%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,604	$21,021	$5,033	$21,277	$2,898
Ratios to average net assets:
Net investment income	1.12%	1.11%	1.14%	1.72%	1.41%
Total expenses	1.60%	1.60%	1.63%	1.63%	1.63%
Portfolio turnover rate	230%	402%	400%	200%	445%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$35.11	$32.28	$34.57	$24.36	$33.95
Income (loss) from investment operations:
Net investment income[a]	.13	.12	.30	.24	.19
Net gain (loss) on investments (realized and unrealized)	6.19	4.20	3.96	10.07	(9.57)
Total from investment operations	6.32	4.32	4.26	10.31	(9.38)
Less distributions from:
Net investment income	(.11)	(.57)	(.82)	(.10)	(.21)
Net realized gains	—	(.92)	(5.73)	—	—
Total distributions	(.11)	(1.49)	(6.55)	(.10)	(.21)
Net asset value, end of period	$41.32	$35.11	$32.28	$34.57	$24.36

Total Return[b]	18.06%	13.91%	13.78%	42.35%	(27.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,699	$9,712	$3,484	$4,194	$3,067
Ratios to average net assets:
Net investment income	0.37%	0.36%	0.90%	0.77%	0.65%
Total expenses	2.35%	2.35%	2.38%	2.38%	2.38%
Portfolio turnover rate	230%	402%	400%	200%	445%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 41

performance Report and FUND PROFILE (Unaudited)	March 28, 2013

electronics FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics Companies”).

For the one-year period ended March 28, 2013, Electronics Fund Investor Class returned -5.41%, compared with -1.12% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 13.96%.

Almost all the holdings in the Fund are in the semiconductors & semiconductor equipment industry, which as a group had negative return and accounted for the Fund’s negative performance.

For the period, Fund performance got the biggest boost from Cree, Inc., Cymer, Inc. and Micron Technology, Inc. Holdings detracting from Fund performance for the period were Intel Corp., Advanced Micro Devices, Inc. and Marvell Technology Group Ltd.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	10.7%
Texas Instruments, Inc.	6.4%
Broadcom Corp. — Class A	4.5%
Applied Materials, Inc.	4.1%
Analog Devices, Inc.	3.9%
Altera Corp.	3.4%
Micron Technology, Inc.	3.3%
Xilinx, Inc.	3.2%
Maxim Integrated Products, Inc.	3.1%
Linear Technology Corp.	3.0%
Top Ten Total	45.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

42 | the RYDEX FUNDS ANNUAL REPORT

performance Report and FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	-5.41%	0.71%	2.58%
Advisor Class Shares	-5.97%	0.22%	2.08%
C-Class Shares	-6.44%	-0.25%	1.58%
C-Class Shares with CDSC†	-7.38%	-0.25%	1.58%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Information Technology Index	-1.12%	8.00%	9.18%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	-5.63%	0.43%	0.78%
A-Class Shares with sales charge‡	-10.10%	-0.54%	0.21%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Information Technology Index	-1.12%	8.00%	7.40%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	March 28, 2013

electronics fund

	Shares	Value

COMMON STOCKS† - 99.8%

Semiconductors - 83.5%
Intel Corp.	25,359	$554,093
Texas Instruments, Inc.	9,360	332,092
Broadcom Corp. — Class A	6,734	233,468
Analog Devices, Inc.	4,303	200,046
Altera Corp.	4,984	176,782
Micron Technology, Inc.*	17,075	170,409
Xilinx, Inc.	4,335	165,467
Maxim Integrated Products, Inc.	4,948	161,552
Linear Technology Corp.	4,121	158,123
NVIDIA Corp.	11,661	149,494
Taiwan Semiconductor Manufacturing Company Ltd. ADR	8,672	149,072
Microchip Technology, Inc.	3,862	141,967
Cree, Inc.*	2,490	136,228
Avago Technologies Ltd.	3,384	121,553
Marvell Technology Group Ltd.	11,041	116,814
Skyworks Solutions, Inc.*	4,905	108,057
ON Semiconductor Corp.*	12,234	101,298
LSI Corp.*	14,746	99,978
Freescale Semiconductor Ltd.*	6,655	99,093
Atmel Corp.*	13,250	92,220
NXP Semiconductor N.V.*	2,929	88,632
ARM Holdings plc ADR	2,021	85,630
Semtech Corp.*	2,351	83,202
First Solar, Inc.*	2,976	80,233
Microsemi Corp.*	3,403	78,848
Mellanox Technologies Ltd.*	1,392	77,270
Cavium, Inc.*	1,893	73,467
Fairchild Semiconductor International, Inc. — Class A*	4,950	69,993
Cypress Semiconductor Corp.	5,996	66,136
Cirrus Logic, Inc.*	2,769	62,995
SunPower Corp. — Class A*	5,315	61,335
OmniVision Technologies, Inc.*	3,240	44,647
Total Semiconductors		4,340,194
Semiconductor Equipment - 16.3%
Applied Materials, Inc.	15,686	211,447
KLA-Tencor Corp.	2,912	153,579
Lam Research Corp.*	3,270	135,574
ASML Holding N.V. — Class G	1,482	100,791
Teradyne, Inc.*	5,605	90,913
Cymer, Inc.*	926	88,989
Veeco Instruments, Inc.*	1,746	66,924
Total Semiconductor Equipment		848,217
Total Common Stocks
(Cost $3,234,438)		5,188,411

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.3%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$14,593	14,593
Total Repurchase Agreement
(Cost $14,593)		14,593
Total Investments - 100.1%
(Cost $3,249,031)		$5,203,004
Other Assets & Liabilities, net - (0.1)%		(7,063)
Total Net Assets - 100.0%		$5,195,941

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5. ADR — American Depositary Receipt plc — Public Limited Company

44 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

electronics fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $3,234,438)	$5,188,411
Repurchase agreements, at value
(cost $14,593)	14,593
Total investments
(cost $3,249,031)	5,203,004
Receivables:
Fund shares sold	1,765,021
Dividends	1,782
Interest	64
Total assets	6,969,871
Liabilities:
Payable for:
Securities purchased	1,749,360
Fund shares redeemed	15,087
Management fees	3,838
Transfer agent and administrative fees	1,129
Distribution and service fees	580
Portfolio accounting fees	451
Miscellaneous	3,485
Total liabilities	1,773,930
Net assets	$5,195,941
Net assets consist of:
Paid in capital	$24,855,441
Undistributed net investment income	2,979
Accumulated net realized loss on investments	(21,616,452)
Net unrealized appreciation on investments	1,953,973
Net assets	$5,195,941
Investor Class:
Net assets	$2,941,692
Capital shares outstanding	56,453
Net asset value per share	$52.11
Advisor Class:
Net assets	$1,288,249
Capital shares outstanding	26,655
Net asset value per share	$48.33
A-Class:
Net assets	$298,591
Capital shares outstanding	6,058
Net asset value per share	$49.29
Maximum offering price per share
(Net asset value divided by 95.25%)	$51.75
C-Class:
Net assets	$667,409
Capital shares outstanding	14,409
Net asset value per share	$46.32

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $126)	$96,791
Income from securities lending, net	1,417
Interest	37
Total investment income	98,245

Expenses:
Management fees	45,846
Transfer agent and administrative fees	13,484
Distribution and service fees:
Advisor Class	2,437
A-Class	1,196
C-Class	4,152
Portfolio accounting fees	5,394
Custodian fees	869
Trustees’ fees*	744
Miscellaneous	6,610
Total expenses	80,732
Net investment income	17,513

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	422,790
Net realized gain	422,790
Net change in unrealized appreciation (depreciation) on:
Investments	(749,275)
Net change in unrealized appreciation (depreciation)	(749,275)
Net realized and unrealized loss	(326,485)
Net decrease in net assets resulting from operations	$(308,972)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 45

electronics fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$17,513	$(40,638)
Net realized gain on investments	422,790	645,228
Net change in unrealized appreciation (depreciation) on investments	(749,275)	(2,200,960)
Net decrease in net assets resulting from operations	(308,972)	(1,596,370)

Capital share transactions:
Proceeds from sale of shares
Investor Class	69,160,019	98,746,392
Advisor Class	21,228,472	26,293,819
A-Class	3,492,941	4,470,157
C-Class	27,559,976	56,542,448
Cost of shares redeemed
Investor Class	(71,451,834)	(99,518,199)
Advisor Class	(21,186,488)	(27,450,204)
A-Class	(3,819,431)	(5,415,408)
C-Class	(27,124,726)	(57,348,385)
Net decrease from capital share transactions	(2,141,071)	(3,679,380)
Net decrease in net assets	(2,450,043)	(5,275,750)

Net assets:
Beginning of year	7,645,984	12,921,734
End of year	$5,195,941	$7,645,984
Undistributed/(Accumulated) net investment income/(loss) at end of year	$2,979	$(14,534)

Capital share activity:
Shares sold
Investor Class	1,407,308	1,826,514
Advisor Class	471,632	530,537
A-Class	75,195	90,548
C-Class	633,511	1,191,961
Shares redeemed
Investor Class	(1,449,849)	(1,842,695)
Advisor Class	(469,703)	(560,085)
A-Class	(81,755)	(106,039)
C-Class	(624,407)	(1,209,292)
Net decrease in shares	(38,068)	(78,551)

46 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

electronics fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010[d]	2009[d]
Per Share Data
Net asset value, beginning of period	$55.09	$60.57	$52.33	$32.76	$50.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	(.12)	(.13)	(.02)	(—)[b]
Net gain (loss) on investments (realized and unrealized)	(3.20)	(5.36)	8.37	19.59	(17.54)
Total from investment operations	(2.98)	(5.48)	8.24	19.57	(17.54)
Net asset value, end of period	$52.11	$55.09	$60.57	$52.33	$32.76

Total Return[c]	(5.41%)	(9.05%)	15.75%	59.74%	(34.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,942	$5,453	$6,976	$15,988	$106,703
Ratios to average net assets:
Net investment income (loss)	0.45%	(0.22%)	(0.23%)	(0.06%)	(0.03%)
Total expenses	1.35%	1.35%	1.39%	1.38%	1.34%
Portfolio turnover rate	1,640%	1,329%	1,171%	592%	408%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010[d]	2009[d]
Per Share Data
Net asset value, beginning of period	$51.40	$56.77	$49.26	$31.01	$47.80
Income (loss) from investment operations:
Net investment loss[a]	(.12)	(.34)	(.41)	(.16)	(.10)
Net gain (loss) on investments (realized and unrealized)	(2.95)	(5.03)	7.92	18.41	(16.69)
Total from investment operations	(3.07)	(5.37)	7.51	18.25	(16.79)
Net asset value, end of period	$48.33	$51.40	$56.77	$49.26	$31.01

Total Return[c]	(5.97%)	(9.46%)	15.25%	58.85%	(35.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,288	$1,271	$3,081	$1,634	$3,152
Ratios to average net assets:
Net investment loss	(0.26%)	(0.67%)	(0.79%)	(0.39%)	(0.29%)
Total expenses	1.85%	1.86%	1.89%	1.87%	1.86%
Portfolio turnover rate	1,640%	1,329%	1,171%	592%	408%

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 47

electronics fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010[d]	2009[d]
Per Share Data
Net asset value, beginning of period	$52.23	$57.59	$49.88	$31.31	$48.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	(.19)	(.21)	(.14)	(.10)
Net gain (loss) on investments (realized and unrealized)	(3.18)	(5.17)	7.92	18.71	(16.84)
Total from investment operations	(2.94)	(5.36)	7.71	18.57	(16.94)
Net asset value, end of period	$49.29	$52.23	$57.59	$49.88	$31.31

Total Return[c]	(5.63%)	(9.31%)	15.46%	59.31%	(35.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$299	$659	$1,619	$1,329	$42
Ratios to average net assets:
Net investment income (loss)	0.51%	(0.36%)	(0.43%)	(0.31%)	(0.26%)
Total expenses	1.60%	1.62%	1.64%	1.62%	1.60%
Portfolio turnover rate	1,640%	1,329%	1,171%	592%	408%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010[d]	2009[d]
Per Share Data
Net asset value, beginning of period	$49.50	$55.03	$47.90	$30.28	$46.90
Income (loss) from investment operations:
Net investment loss[a]	(.18)	(.70)	(.65)	(.51)	(.30)
Net gain (loss) on investments (realized and unrealized)	(3.00)	(4.83)	7.78	18.13	(16.32)
Total from investment operations	(3.18)	(5.53)	7.13	17.62	(16.62)
Net asset value, end of period	$46.32	$49.50	$55.03	$47.90	$30.28

Total Return[c]	(6.44%)	(10.01%)	14.86%	58.19%	(35.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$667	$263	$1,246	$3,342	$460
Ratios to average net assets:
Net investment loss	(0.41%)	(1.42%)	(1.31%)	(1.21%)	(0.74%)
Total expenses	2.35%	2.36%	2.39%	2.38%	2.42%
Portfolio turnover rate	1,640%	1,329%	1,171%	592%	408%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment loss is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Per share amounts for the period March 31, 2008 – April 19, 2009, have been restated to reflect a 1:5 reverse share split effective April 20, 2009.

48 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (UNAUDITED)	March 28, 2013

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production and development of oil, gas, coal and alternative sources of energy (“Energy Companies”).

For the one-year period ended March 28, 2013, Energy Fund Investor Class returned 8.50%, compared with 10.95% for the S&P 500 Energy Index. The broader S&P 500 Index returned 13.96%.

Within the sector, the oil, gas & consumable fuels segment that composes about three-fourths of the Fund was the largest contributor to return. The segment most sensitive to changes in the price of oil, energy equipment & services, accounted for about 25% of the holdings, and it also contributed to return. The lightly weighted gas utilities and industrial conglomerates segments both detracted from return.

Marathon Petroleum Corp., Valero Energy Corp. and Cabot Oil & Gas Corp. were among the most significant positive contributors to Fund performance for the period. Holdings detracting most from performance were Petrobras Petroleo Brasileiro, Apache Corp. and Devon Energy Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
Advisor Class	May 5, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	6.3%
Chevron Corp.	4.7%
Schlumberger Ltd.	3.1%
ConocoPhillips	2.7%
Occidental Petroleum Corp.	2.4%
Phillips 66	2.2%
Kinder Morgan, Inc.	2.1%
Anadarko Petroleum Corp.	2.1%
Halliburton Co.	1.9%
EOG Resources, Inc.	1.8%
Top Ten Total	29.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

50 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	8.50%	0.58%	13.11%
Advisor Class Shares	7.92%	0.08%	12.56%
C-Class Shares	7.40%	-0.42%	11.99%
C-Class Shares with CDSC†	6.40%	-0.42%	11.99%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Energy Index	10.95%	3.04%	14.52%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	8.20%	0.31%	9.86%
A-Class Shares with sales charge‡	3.05%	-0.66%	9.24%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Energy Index	10.95%	3.04%	12.03%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	March 28, 2013
ENERGY FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Oil & Gas Exploration & Production - 34.2%
ConocoPhillips	31,349	$1,884,076
Anadarko Petroleum Corp.	16,741	1,464,001
EOG Resources, Inc.	9,983	1,278,524
Apache Corp.	15,880	1,225,302
Marathon Oil Corp.	31,247	1,053,649
Devon Energy Corp.	18,161	1,024,644
Noble Energy, Inc.	8,688	1,004,854
Pioneer Natural Resources Co.	7,135	886,524
Continental Resources, Inc.*	9,811	852,870
Cabot Oil & Gas Corp.	12,045	814,362
Range Resources Corp.	9,656	782,522
Southwestern Energy Co.*	20,765	773,704
Cobalt International Energy, Inc.*	27,030	762,246
Chesapeake Energy Corp.	37,045	756,088
Concho Resources, Inc.*	7,221	703,542
Equities Corp.	10,210	691,728
Encana Corp.	32,214	626,884
Canadian Natural Resources Ltd.	18,622	598,325
Denbury Resources, Inc.*	30,713	572,797
Cimarex Energy Co.	7,335	553,352
Plains Exploration & Production Co.*	11,514	546,570
Talisman Energy, Inc.	43,698	535,301
Whiting Petroleum Corp.*	10,436	530,566
QEP Resources, Inc.	16,092	512,369
SM Energy Co.	7,278	431,003
Gulfport Energy Corp.*	9,376	429,702
Energy XXI Bermuda Ltd.	15,455	420,685
Oasis Petroleum, Inc.*	10,705	407,539
WPX Energy, Inc.*	23,467	375,941
Ultra Petroleum Corp.*,1	18,372	369,277
Newfield Exploration Co.*	16,389	367,441
Rosetta Resources, Inc.*	7,200	342,576
Kodiak Oil & Gas Corp.*	36,282	329,803
Total Oil & Gas Exploration & Production		23,908,767
Integrated Oil & Gas - 21.9%
Exxon Mobil Corp.	49,061	4,420,888
Chevron Corp.	27,853	3,309,493
Occidental Petroleum Corp.	21,436	1,679,939
Hess Corp.	15,202	1,088,615
BP plc ADR	22,686	960,752
Petroleo Brasileiro S.A. ADR	56,382	934,250
Murphy Oil Corp.	12,188	776,741
Suncor Energy, Inc.	20,741	622,437
Royal Dutch Shell plc ADR	8,817	574,516
InterOil Corp.*,1	7,000	532,770
SandRidge Energy, Inc.*,1	65,631	345,875
Total Integrated Oil & Gas		15,246,276
Oil & Gas Equipment & Services - 17.1%
Schlumberger Ltd.	28,425	2,128,749
Halliburton Co.	32,393	1,309,001
National Oilwell Varco, Inc.	17,167	1,214,565
Baker Hughes, Inc.	21,047	976,791
Cameron International Corp.*	13,363	871,268
FMC Technologies, Inc.*	14,733	801,328
Weatherford International Ltd.*	51,395	623,935
Oceaneering International, Inc.	8,895	590,717
Core Laboratories N.V.	3,527	486,444
Dresser-Rand Group, Inc.*	7,700	474,782
Tenaris S.A. ADR	11,605	473,252
Oil States International, Inc.*	5,690	464,133
Superior Energy Services, Inc.*	16,999	441,464
Tidewater, Inc.	7,100	358,550
McDermott International, Inc.*	31,600	347,284
Lufkin Industries, Inc.	5,200	345,228
Total Oil & Gas Equipment & Services		11,907,491
Oil & Gas Drilling - 8.1%
Ensco plc — Class A	15,422	925,320
Transocean Ltd.	15,375	798,885
Noble Corp.	19,787	754,874
Diamond Offshore Drilling, Inc.[1]	9,700	674,732
Nabors Industries Ltd.	35,900	582,298
Seadrill Ltd.	14,853	552,680
Helmerich & Payne, Inc.	8,702	528,211
Rowan Companies plc — Class A*	12,884	455,578
Patterson-UTI Energy, Inc.	16,634	396,555
Total Oil & Gas Drilling		5,669,133
Oil & Gas Refining & Marketing - 8.0%
Phillips 66	21,472	1,502,395
Marathon Petroleum Corp.	13,536	1,212,826
Valero Energy Corp.	24,628	1,120,328
HollyFrontier Corp.	13,633	701,418
Tesoro Corp.	10,712	627,188
Western Refining, Inc.	10,940	387,385
Total Oil & Gas Refining & Marketing		5,551,540
Oil & Gas Storage & Transportation - 7.9%
Kinder Morgan, Inc.	38,607	1,493,318
Williams Companies, Inc.	30,312	1,135,488
Spectra Energy Corp.	33,590	1,032,893
Kinder Morgan Management LLC*	8,300	729,155
Cheniere Energy, Inc.*	21,011	588,308
Enbridge, Inc.	11,300	525,902
Total Oil & Gas Storage & Transportation		5,505,064
Coal & Consumable Fuels - 2.3%
CONSOL Energy, Inc.	17,746	597,153
Peabody Energy Corp.	24,414	516,356
Alpha Natural Resources, Inc.*	35,253	289,427
Arch Coal, Inc.	41,224	223,846
Total Coal & Consumable Fuels		1,626,782
Total Common Stocks
(Cost $37,477,515)		69,415,053

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
ENERGY FUND

	Face
	Amount	Value
REPURCHASE AGREEMENT††,2 - 1.0%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$698,193	$698,193
Total Repurchase Agreement
(Cost $698,193)		698,193

SECURITIES LENDING COLLATERAL††,3 - 1.3%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	491,003	491,003
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	386,252	386,252
Total Securities Lending Collateral
(Cost $877,255)		877,255
Total Investments - 101.8%
(Cost $39,052,963)		$70,990,501
Other Assets & Liabilities, net - (1.8)%		(1,279,287)
Total Net Assets - 100.0%		$69,711,214

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $854,491 of securities loaned
(cost $37,477,515)	$69,415,053
Repurchase agreements, at value
(cost $1,575,448)	1,575,448
Total investments
(cost $39,052,963)	70,990,501
Cash	34,450
Receivables:
Fund shares sold	276,864
Dividends	31,839
Interest	2,705
Total assets	71,336,359
Liabilities:
Payable for:
Upon return of securities loaned	877,255
Fund shares redeemed	628,333
Management fees	52,988
Transfer agent and administrative fees	15,585
Distribution and service fees	11,414
Portfolio accounting fees	6,234
Miscellaneous	33,336
Total liabilities	1,625,145
Net assets	$69,711,214
Net assets consist of:
Paid in capital	$61,107,054
Undistributed net investment income	—
Accumulated net realized loss on investments	(23,333,378)
Net unrealized appreciation on investments	31,937,538
Net assets	$69,711,214
Investor Class:
Net assets	$49,159,836
Capital shares outstanding	1,882,049
Net asset value per share	$26.12
Advisor Class:
Net assets	$5,272,177
Capital shares outstanding	217,582
Net asset value per share	$24.23
A-Class:
Net assets	$5,586,375
Capital shares outstanding	225,583
Net asset value per share	$24.76
Maximum offering price per share
(Net asset value divided by 95.25%)	$25.99
C-Class:
Net assets	$9,692,826
Capital shares outstanding	422,723
Net asset value per share	$22.93

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $19,893)	$1,143,292
Income from securities lending, net	8,954
Interest	217
Total investment income	1,152,463

Expenses:
Management fees	517,191
Transfer agent and administrative fees	152,115
Distribution and service fees:
Advisor Class	29,108
A-Class	12,510
C-Class	98,144
Portfolio accounting fees	60,845
Custodian fees	9,687
Trustees’ fees*	7,058
Miscellaneous	77,796
Total expenses	964,454
Net investment income	188,009

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(30,051)
Net realized loss	(30,051)
Net change in unrealized appreciation (depreciation) on:
Investments	3,094,351
Net change in unrealized appreciation (depreciation)	3,094,351
Net realized and unrealized gain	3,064,300
Net increase in net assets resulting from operations	$3,252,309

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$188,009	$(3,737)
Net realized loss on investments	(30,051)	(5,643,611)
Net change in unrealized appreciation (depreciation) on investments	3,094,351	(21,665,145)
Net increase (decrease) in net assets resulting from operations	3,252,309	(27,312,493)

Distributions to shareholders from:
Net investment income
Investor Class	(105,253)	—
Advisor Class	(19,330)	—
A-Class	(14,395)	—
C-Class	(31,997)	—
Return of capital
Investor Class	(605,329)	—
Advisor Class	(111,169)	—
A-Class	(82,789)	—
C-Class	(184,019)	—
Total distributions to shareholders	(1,154,281)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	154,529,221	259,673,506
Advisor Class	21,390,571	45,234,147
A-Class	4,920,012	36,601,233
C-Class	36,226,645	70,279,961
Distributions reinvested
Investor Class	694,988	—
Advisor Class	128,424	—
A-Class	82,881	—
C-Class	209,883	—
Cost of shares redeemed
Investor Class	(148,970,159)	(294,390,687)
Advisor Class	(27,017,234)	(47,103,298)
A-Class	(5,254,596)	(42,750,254)
C-Class	(40,129,113)	(73,838,306)
Net decrease from capital share transactions	(3,188,477)	(46,293,698)
Net decrease in net assets	(1,090,449)	(73,606,191)

Net assets:
Beginning of year	70,801,663	144,407,854
End of year	$69,711,214	$70,801,663
Accumulated net investment loss at end of year	$—	$(2,890)

Capital share activity:
Shares sold
Investor Class	6,309,043	10,314,220
Advisor Class	991,630	2,028,589
A-Class	210,950	1,545,449
C-Class	1,745,084	3,174,677
Shares issued from reinvestment of distributions
Investor Class	30,270	—
Advisor Class	6,021	—
A-Class	3,805	—
C-Class	10,380	—
Shares redeemed
Investor Class	(6,123,443)	(11,910,644)
Advisor Class	(1,262,927)	(2,140,312)
A-Class	(229,600)	(1,843,425)
C-Class	(1,934,674)	(3,348,275)
Net decrease in shares	(243,461)	(2,179,721)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$24.58	$28.70	$20.91	$14.01	$27.29
Income (loss) from investment operations:
Net investment income[a]	.12	.07	— [b]	.10	.06
Net gain (loss) on investments
(realized and unrealized)	1.89	(4.19)	7.82	6.82	(12.61)
Total from investment operations	2.01	(4.12)	7.82	6.92	(12.55)
Less distributions from:
Net investment income	(.07)	—	(.03)	(.02)	—
Net realized gains	—	—	—	—	(.73)
Return of capital	(.40)	—	—	—	—
Total distributions	(.47)	—	(.03)	(.02)	(.73)
Net asset value, end of period	$26.12	$24.58	$28.70	$20.91	$14.01

Total Return[c]	8.50%	(14.39%)	37.43%	49.37%	(46.01%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,160	$40,947	$93,648	$35,228	$53,627
Ratios to average net assets:
Net investment income	0.52%	0.27%	0.00%	0.51%	0.28%
Total expenses	1.35%	1.36%	1.39%	1.38%	1.37%
Portfolio turnover rate	248%	288%	273%	228%	310%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$22.95	$26.93	$19.72	$13.28	$26.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.08)	(.11)	(—)[b]	(.04)
Net gain (loss) on investments
(realized and unrealized)	1.74	(3.90)	7.35	6.46	(12.02)
Total from investment operations	1.75	(3.98)	7.24	6.46	(12.06)
Less distributions from:
Net investment income	(.07)	—	(.03)	(.02)	—
Net realized gains	—	—	—	—	(.73)
Return of capital	(.40)	—	—	—	—
Total distributions	(.47)	—	(.03)	(.02)	(.73)
Net asset value, end of period	$24.23	$22.95	$26.93	$19.72	$13.28

Total Return[c]	7.92%	(14.78%)	36.75%	48.62%	(46.29%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,272	$11,080	$16,015	$6,489	$4,679
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.33%)	(0.53%)	(0.02%)	(0.16%)
Total expenses	1.85%	1.86%	1.89%	1.88%	1.88%
Portfolio turnover rate	248%	288%	273%	228%	310%

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$23.38	$27.40	$20.01	$13.44	$26.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	(.01)	(.08)	.06	.02
Net gain (loss) on investments
(realized and unrealized)	1.77	(4.01)	7.50	6.53	(12.15)
Total from investment operations	1.85	(4.02)	7.42	6.59	(12.13)
Less distributions from:
Net investment income	(.07)	—	(.03)	(.02)	—
Net realized gains	—	—	—	—	(.73)
Return of capital	(.40)	—	—	—	—
Total distributions	(.47)	—	(.03)	(.02)	(.73)
Net asset value, end of period	$24.76	$23.38	$27.40	$20.01	$13.44

Total Return[c]	8.20%	(14.67%)	37.11%	49.01%	(46.15%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,586	$5,622	$14,752	$3,903	$4,845
Ratios to average net assets:
Net investment income (loss)	0.38%	(0.05%)	(0.38%)	0.35%	0.10%
Total expenses	1.60%	1.61%	1.64%	1.63%	1.63%
Portfolio turnover rate	248%	288%	273%	228%	310%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$21.85	$25.78	$18.97	$12.84	$25.37
Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.19)	(.20)	(.08)	(.14)
Net gain (loss) on investments
(realized and unrealized)	1.64	(3.74)	7.04	6.23	(11.66)
Total from investment operations	1.55	(3.93)	6.84	6.15	(11.80)
Less distributions from:
Net investment income	(.07)	—	(.03)	(.02)	—
Net realized gains	—	—	—	—	(.73)
Return of capital	(.40)	—	—	—	—
Total distributions	(.47)	—	(.03)	(.02)	(.73)
Net asset value, end of period	$22.93	$21.85	$25.78	$18.97	$12.84

Total Return[c]	7.40%	(15.24%)	36.09%	47.87%	(46.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,693	$13,153	$19,993	$13,972	$9,865
Ratios to average net assets:
Net investment loss	(0.45%)	(0.84%)	(0.99%)	(0.48%)	(0.65%)
Total expenses	2.35%	2.36%	2.39%	2.38%	2.38%
Portfolio turnover rate	248%	288%	273%	228%	310%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal and gas exploration and production (“Energy Services Companies”).

For the one-year period ended March 28, 2013, Energy Services Fund Investor Class returned 7.00%, compared with the S&P 500 Energy Index, which returned 10.95%. The broader S&P 500 Index returned 13.96%.

The energy equipment & services holdings in this Fund accounted for most of the Fund’s positive return for the period.

Halliburton Co., Schlumberger Ltd. and Exterran Holdings, Inc. were the Fund’s best-performing holdings for the period. The Fund’s worst-performing holdings included Key Energy Services, Inc., Weatherford International Ltd. and National Oilwell Varco, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	10.6%
Halliburton Co.	6.5%
National Oilwell Varco, Inc.	6.1%
Baker Hughes, Inc.	4.9%
Cameron International Corp.	4.3%
Ensco plc — Class A	4.2%
FMC Technologies, Inc.	4.0%
Transocean Ltd.	3.5%
Diamond Offshore Drilling, Inc.	3.4%
Noble Corp.	3.2%
Top Ten Total	50.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

58 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	7.00%	-1.28%	12.10%
Advisor Class Shares	6.47%	-1.77%	11.54%
C-Class Shares	5.94%	-2.26%	11.00%
C-Class Shares with CDSC†	4.94%	-2.26%	11.00%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Energy Index	10.95%	3.04%	14.52%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	6.73%	-1.52%	9.84%
A-Class Shares with sales charge‡	1.67%	-2.47%	9.22%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Energy Index	10.95%	3.04%	12.03%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS	March 28, 2013
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Oil & Gas Equipment & Services - 69.8%
Schlumberger Ltd.	70,717	$5,295,996
Halliburton Co.	80,461	3,251,429
National Oilwell Varco, Inc.	42,760	3,025,270
Baker Hughes, Inc.	52,371	2,430,538
Cameron International Corp.*	33,281	2,169,921
FMC Technologies, Inc.*	36,717	1,997,038
Oceaneering International, Inc.	22,218	1,475,497
Weatherford International Ltd.*	97,998	1,189,696
Dresser-Rand Group, Inc.*	19,051	1,174,685
Oil States International, Inc.*	14,041	1,145,324
Superior Energy Services, Inc.*	42,144	1,094,480
Dril-Quip, Inc.*	11,828	1,031,047
Tidewater, Inc.	17,736	895,668
Bristow Group, Inc.	13,290	876,343
McDermott International, Inc.*	78,603	863,847
Lufkin Industries, Inc.	12,695	842,821
Helix Energy Solutions Group, Inc.*	36,349	831,665
Core Laboratories N.V.	5,735	790,971
CARBO Ceramics, Inc.	8,463	770,725
Tenaris S.A. ADR	18,471	753,247
Exterran Holdings, Inc.*	26,585	717,795
Hornbeck Offshore Services, Inc.*	15,197	706,053
Key Energy Services, Inc.*	72,641	586,939
C&J Energy Services, Inc.*	25,532	584,683
Basic Energy Services, Inc.*	28,969	396,006
Total Oil & Gas Equipment & Services		34,897,684
Oil & Gas Drilling - 30.0%
Ensco plc — Class A	34,846	2,090,760
Transocean Ltd.	33,547	1,743,102
Diamond Offshore Drilling, Inc.[1]	24,246	1,686,552
Noble Corp.	41,293	1,575,328
Helmerich & Payne, Inc.	21,741	1,319,679
Rowan Companies plc — Class A*	31,999	1,131,485
Nabors Industries Ltd.	67,100	1,088,362
Atwood Oceanics, Inc.*	19,249	1,011,342
Patterson-UTI Energy, Inc.	41,446	988,073
Seadrill Ltd.	26,248	976,688
Unit Corp.*	17,340	789,837
Hercules Offshore, Inc.*	81,110	601,836
Total Oil & Gas Drilling		15,003,044
Total Common Stocks
(Cost $19,853,262)		49,900,728

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.6%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$295,242	295,242
Total Repurchase Agreement
(Cost $295,242)		295,242
SECURITIES LENDING COLLATERAL††,3 - 0.3%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	77,764	77,764
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	61,174	61,174
Total Securities Lending Collateral
(Cost $138,938)		138,938
Total Investments - 100.7%
(Cost $20,287,442)		$50,334,908
Other Assets & Liabilities, net - (0.7)%		(364,246)
Total Net Assets - 100.0%		$49,970,662

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $135,642 of securities loaned
(cost $19,853,262)	$49,900,728
Repurchase agreements, at value
(cost $434,180)	434,180
Total investments
(cost $20,287,442)	50,334,908
Cash	8,187
Receivables:
Securities sold	1,354,770
Fund shares sold	167,219
Dividends	27,993
Interest	120
Total assets	51,893,197
Liabilities:
Payable for:
Fund shares redeemed	1,691,588
Upon return of securities loaned	138,938
Management fees	37,188
Distribution and service fees	12,993
Transfer agent and administrative fees	10,937
Portfolio accounting fees	4,375
Miscellaneous	26,516
Total liabilities	1,922,535
Net assets	$49,970,662
Net assets consist of:
Paid in capital	$59,313,784
Accumulated net investment loss	(83,951)
Accumulated net realized loss on investments	(39,306,637)
Net unrealized appreciation on investments	30,047,466
Net assets	$49,970,662
Investor Class:
Net assets	$26,097,298
Capital shares outstanding	479,480
Net asset value per share	$54.43
Advisor Class:
Net assets	$9,685,057
Capital shares outstanding	190,943
Net asset value per share	$50.72
A-Class:
Net assets	$5,534,508
Capital shares outstanding	106,713
Net asset value per share	$51.86
Maximum offering price per share
(Net asset value divided by 95.25%)	$54.45
C-Class:
Net assets	$8,653,799
Capital shares outstanding	178,923
Net asset value per share	$48.37

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,414)	$634,607
Income from securities lending, net	12,841
Interest	217
Total investment income	647,665

Expenses:
Management fees	437,711
Transfer agent and administrative fees	128,738
Distribution and service fees:
Advisor Class	32,136
A-Class	15,168
C-Class	87,668
Portfolio accounting fees	51,495
Custodian fees	8,192
Trustees’ fees*	6,665
Miscellaneous	63,833
Total expenses	831,606
Net investment loss	(183,941)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,214,998
Net realized gain	3,214,998
Net change in unrealized appreciation (depreciation) on:
Investments	(1,359,057)
Net change in unrealized appreciation (depreciation)	(1,359,057)
Net realized and unrealized gain	1,855,941
Net increase in net assets resulting from operations	$1,672,000

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(183,941)	$(420,225)
Net realized gain on investments	3,214,998	10,379,464
Net change in unrealized appreciation (depreciation) on investments	(1,359,057)	(46,057,326)
Net increase (decrease) in net assets resulting from operations	1,672,000	(36,098,087)

Capital share transactions:
Proceeds from sale of shares
Investor Class	148,932,078	234,908,118
Advisor Class	44,594,641	34,706,940
A-Class	2,262,133	20,278,466
C-Class	29,691,711	44,471,112
Cost of shares redeemed
Investor Class	(157,984,849)	(327,454,174)
Advisor Class	(42,995,012)	(40,482,465)
A-Class	(4,241,348)	(32,499,776)
C-Class	(31,597,061)	(46,859,111)
Net decrease from capital share transactions	(11,337,707)	(112,930,890)
Net decrease in net assets	(9,665,707)	(149,028,977)

Net assets:
Beginning of year	59,636,369	208,665,346
End of year	$49,970,662	$59,636,369
Accumulated net investment loss at end of year	$(83,951)	$(35,120)

Capital share activity:
Shares sold
Investor Class	3,027,302	4,303,024
Advisor Class	956,449	674,396
A-Class	47,873	373,580
C-Class	678,750	915,082
Shares redeemed
Investor Class	(3,223,101)	(6,042,507)
Advisor Class	(933,961)	(797,982)
A-Class	(87,570)	(641,283)
C-Class	(721,979)	(961,820)
Net decrease in shares	(256,237)	(2,177,510)

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$50.87	$62.66	$42.83	$25.07	$58.04
Income (loss) from investment operations:
Net investment loss[a]	(.05)	(.14)	(.21)	(.01)	(.24)
Net gain (loss) on investments
(realized and unrealized)	3.61	(11.65)	20.04	17.77	(32.73)
Total from investment operations	3.56	(11.79)	19.83	17.76	(32.97)
Net asset value, end of period	$54.43	$50.87	$62.66	$42.83	$25.07

Total Return[b]	7.00%	(18.82%)	46.27%	70.84%	(56.81%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,097	$34,353	$151,318	$49,371	$59,706
Ratios to average net assets:
Net investment loss	(0.10%)	(0.25%)	(0.42%)	(0.01%)	(0.48%)
Total expenses	1.35%	1.36%	1.39%	1.38%	1.37%
Portfolio turnover rate	275%	162%	205%	472%	207%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$47.64	$58.97	$40.50	$23.83	$55.45
Income (loss) from investment operations:
Net investment loss[a]	(.25)	(.34)	(.42)	(.26)	(.43)
Net gain (loss) on investments
(realized and unrealized)	3.33	(10.99)	18.89	16.93	(31.19)
Total from investment operations	3.08	(11.33)	18.47	16.67	(31.62)
Net asset value, end of period	$50.72	$47.64	$58.97	$40.50	$23.83

Total Return[b]	6.47%	(19.21%)	45.61%	69.95%	(57.02%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,685	$8,025	$17,222	$6,631	$7,058
Ratios to average net assets:
Net investment loss	(0.54%)	(0.66%)	(0.93%)	(0.70%)	(0.92%)
Total expenses	1.85%	1.86%	1.89%	1.88%	1.88%
Portfolio turnover rate	275%	162%	205%	472%	207%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$48.59	$60.01	$41.12	$24.13	$55.99
Income (loss) from investment operations:
Net investment loss[a]	(.17)	(.25)	(.31)	(.16)	(.31)
Net gain (loss) on investments
(realized and unrealized)	3.44	(11.17)	19.20	17.15	(31.55)
Total from investment operations	3.27	(11.42)	18.89	16.99	(31.86)
Net asset value, end of period	$51.86	$48.59	$60.01	$41.12	$24.13

Total Return[b]	6.73%	(19.03%)	45.94%	70.41%	(56.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,535	$7,115	$24,849	$8,957	$4,920
Ratios to average net assets:
Net investment loss	(0.37%)	(0.47%)	(0.67%)	(0.43%)	(0.68%)
Total expenses	1.60%	1.61%	1.64%	1.63%	1.63%
Portfolio turnover rate	275%	162%	205%	472%	207%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$45.66	$56.81	$39.22	$23.19	$54.22
Income (loss) from investment operations:
Net investment loss[a]	(.49)	(.54)	(.60)	(.44)	(.64)
Net gain (loss) on investments
(realized and unrealized)	3.20	(10.61)	18.19	16.47	(30.39)
Total from investment operations	2.71	(11.15)	17.59	16.03	(31.03)
Net asset value, end of period	$48.37	$45.66	$56.81	$39.22	$23.19

Total Return[b]	5.94%	(19.63%)	44.85%	69.12%	(57.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,654	$10,144	$15,276	$11,059	$9,196
Ratios to average net assets:
Net investment loss	(1.11%)	(1.13%)	(1.43%)	(1.25%)	(1.41%)
Total expenses	2.35%	2.36%	2.39%	2.38%	2.38%
Portfolio turnover rate	275%	162%	205%	472%	207%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the financial services sector (“Financial Services Companies”).

For the one-year period ended March 28, 2013, Financial Services Fund Investor Class returned 16.37%, while the S&P 500 Financials Index returned 17.60% over the same period. The broader S&P 500 Index returned 13.96%.

All segments contributed to the Fund’s return. Insurance was the largest contributor to return, followed by real estate investment trusts (REITs). Contributing least to return was thrifts & mortgage finance.

Berkshire Hathaway, Inc., Bank of America Corp. and Citigroup, Inc. were the best-performing holdings in the Fund for the period. The worst-performing holdings for the period were UBS AG, Manulife Financial Corp. and Deutsche Bank AG.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Advisor Class	April 6, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.1%
Wells Fargo & Co.	2.7%
JPMorgan Chase & Co.	2.5%
Bank of America Corp.	2.2%
Citigroup, Inc.	2.2%
American Express Co.	1.7%
Goldman Sachs Group, Inc.	1.6%
U.S. Bancorp	1.5%
American International Group, Inc.	1.5%
Simon Property Group, Inc.	1.4%
Top Ten Total	20.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

66 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	16.37%	-0.99%	2.81%
Advisor Class Shares	15.80%	-1.52%	2.26%
C-Class Shares	15.21%	-1.92%	1.77%
C-Class Shares with CDSC†	14.21%	-1.92%	1.77%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Financials Index	17.60%	-4.07%	1.01%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	16.06%	-1.24%	-1.27%
A-Class Shares with sales charge‡	10.55%	-2.19%	-1.83%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Financials Index	17.60%	-4.07%	-2.90%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	March 28, 2013

FINANCIAL SERVICES FUND

	Shares	Value
COMMON STOCKS† - 99.5%

Diversified Banks - 10.0%
Wells Fargo & Co.	20,045	$741,464
U.S. Bancorp	12,485	423,616
Itau Unibanco Holding S.A. ADR	13,127	233,661
Banco Bradesco S.A. ADR	12,808	217,999
Credicorp Ltd.	1,260	209,223
Toronto-Dominion Bank	2,360	196,517
ICICI Bank Ltd. ADR	4,579	196,439
HSBC Holdings plc ADR	3,611	192,611
Barclays plc ADR	9,990	177,422
Comerica, Inc.	3,928	141,212
Total Diversified Banks		2,730,164
Property & Casualty Insurance - 9.7%
Berkshire Hathaway, Inc. — Class B*	8,179	852,252
Travelers Companies, Inc.	3,743	315,123
Chubb Corp.	3,038	265,916
ACE Ltd.	2,942	261,750
Allstate Corp.	5,296	259,875
XL Group plc — Class A	6,929	209,949
Progressive Corp.	8,198	207,163
Cincinnati Financial Corp.	3,247	153,226
Fidelity National Financial, Inc. — Class A	5,170	130,439
Total Property & Casualty Insurance		2,655,693
Specialized REITs- 9.2%
American Tower Corp. — Class A	3,970	305,371
Public Storage	1,928	293,673
Ventas, Inc.	3,554	260,153
HCP, Inc.	5,125	255,533
Health Care REIT, Inc.	3,489	236,938
Weyerhaeuser Co.	7,038	220,852
Host Hotels & Resorts, Inc.	10,778	188,507
Plum Creek Timber Company, Inc.	3,145	164,169
Rayonier, Inc.	2,564	152,994
Senior Housing Properties Trust	4,500	120,735
Extra Space Storage, Inc.	2,980	117,025
Corrections Corporation of America	2,830	110,568
Ryman Hospitality Properties	1,870	85,553
Total Specialized REITs		2,512,071
Asset Management & Custody Banks - 9.0%
BlackRock, Inc. — Class A	1,441	370,164
Franklin Resources, Inc.	2,075	312,931
Bank of New York Mellon Corp.	10,639	297,786
State Street Corp.	4,588	271,105
T. Rowe Price Group, Inc.	3,223	241,306
Ameriprise Financial, Inc.	2,872	211,523
Northern Trust Corp.	3,633	198,216
Invesco Ltd.	6,557	189,891
Affiliated Managers Group, Inc.*	1,020	156,641
Legg Mason, Inc.	3,460	111,239
American Capital Ltd.*	7,600	110,922
Total Asset Management & Custody Banks		2,471,724
Regional Banks - 7.0%
PNC Financial Services Group, Inc.	4,694	312,151
BB&T Corp.	7,891	247,698
SunTrust Banks, Inc.	7,174	206,683
Fifth Third Bancorp	12,304	200,678
M&T Bank Corp.	1,931	199,202
Regions Financial Corp.	21,861	179,042
KeyCorp	16,165	161,003
CIT Group, Inc.*	3,669	159,528
Huntington Bancshares, Inc.	17,807	131,594
Zions Bancorporation	4,440	110,956
Total Regional Banks		1,908,535
Other Diversified Financial Services - 6.9%
JPMorgan Chase & Co.	14,463	686,414
Bank of America Corp.	50,209	611,546
Citigroup, Inc.	13,393	592,506
Total Other Diversified Financial Services		1,890,466
Retail REITs - 6.7%
Simon Property Group, Inc.	2,429	385,143
General Growth Properties, Inc.	11,564	229,892
Macerich Co.	2,592	166,873
Realty Income Corp.	3,654	165,709
Kimco Realty Corp.	7,229	161,930
Federal Realty Investment Trust	1,378	148,879
DDR Corp.	7,160	124,727
Taubman Centers, Inc.	1,590	123,479
Regency Centers Corp.	2,280	120,635
National Retail Properties, Inc.	3,185	115,201
CBL & Associates Properties, Inc.	4,400	103,840
Total Retail REITs		1,846,308
Life & Health Insurance - 4.9%
MetLife, Inc.	8,751	332,713
Prudential Financial, Inc.	4,610	271,944
Aflac, Inc.	5,118	266,238
Principal Financial Group, Inc.	4,905	166,917
Lincoln National Corp.	4,725	154,082
Unum Group	5,223	147,550
Total Life & Health Insurance		1,339,444
Investment Banking & Brokerage - 4.5%
Goldman Sachs Group, Inc.	3,066	451,161
Morgan Stanley	15,600	342,888
Charles Schwab Corp.	14,240	251,906
TD Ameritrade Holding Corp.	8,629	177,930
Total Investment Banking & Brokerage		1,223,885
Consumer Finance - 4.4%
American Express Co.	6,930	467,498
Capital One Financial Corp.	5,514	302,994
Discover Financial Services	5,749	257,785
SLM Corp.	8,022	164,291
Total Consumer Finance		1,192,568

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
FINANCIAL SERVICES FUND

	Shares	Value

RESIDENTIAL REITS - 4.3%
Equity Residential	4,169	$229,545
AvalonBay Communities, Inc.	1,734	219,646
Camden Property Trust	1,908	131,041
Essex Property Trust, Inc.	869	130,854
UDR, Inc.	5,378	130,094
American Campus Communities, Inc.	2,670	121,058
Apartment Investment &
Management Co. — Class A	3,750	114,975
BRE Properties, Inc.	2,170	105,636
Silver Bay Realty Trust Corp.	384	7,952
Total Residential REITs		1,190,801
OFFICE REITS - 4.1%
Boston Properties, Inc.	2,089	211,115
Digital Realty Trust, Inc.	2,393	160,116
SL Green Realty Corp.	1,804	155,342
Alexandria Real Estate Equities, Inc.	1,660	117,827
Kilroy Realty Corp.	2,050	107,420
Highwoods Properties, Inc.	2,520	99,716
BioMed Realty Trust, Inc.	4,590	99,144
CommonWealth REIT	4,060	91,106
Mack-Cali Realty Corp.	3,050	87,261
Total Office REITs		1,129,047
SPECIALIZED FINANCE - 4.1%
CME Group, Inc. — Class A	4,000	245,560
McGraw-Hill Companies, Inc.	4,010	208,841
Moody’s Corp.	3,649	194,565
IntercontinentalExchange, Inc.*	1,153	188,020
NYSE Euronext	4,171	161,167
NASDAQ OMX Group, Inc.	3,910	126,293
Total Specialized Finance		1,124,446
MORTGAGE REITS - 2.5%
Annaly Capital Management, Inc.	13,120	208,477
American Capital Agency Corp.	5,814	190,583
MFA Financial, Inc.	10,770	100,376
Two Harbors Investment Corp.	7,840	98,862
ARMOUR Residential REIT, Inc.	13,290	86,784
Total Mortgage REITs		685,082
MULTI-LINE INSURANCE - 2.2%
Loews Corp.	4,900	215,943
Hartford Financial Services Group, Inc.	6,741	173,918
Genworth Financial, Inc. — Class A*	11,530	115,300
Assurant, Inc.	2,320	104,423
Total Multi-Line Insurance		609,584
INSURANCE BROKERS - 1.8%
Aon plc	4,113	252,949
Marsh & McLennan Companies, Inc.	6,477	245,932
Total Insurance Brokers		498,881
DIVERSIFIED REITS - 1.7%
Vornado Realty Trust	2,612	218,467
Duke Realty Corp.	7,301	123,971
Liberty Property Trust	3,010	119,648
Total Diversified REITs		462,086
THRIFTS & MORTGAGE FINANCE - 1.6%
New York Community Bancorp, Inc.	9,310	133,598
Ocwen Financial Corp.*	3,190	120,965
People’s United Financial, Inc.	8,425	113,232
Radian Group, Inc.	6,810	72,935
Total Thrifts & Mortgage Finance		440,730
MULTI-LINE INSURANCE - 1.5%
American International Group, Inc.*	10,340	401,399
INDUSTRIAL REITS - 0.9%
Prologis, Inc.	5,826	232,923
REINSURANCE - 0.7%
Everest Re Group Ltd.	1,578	204,919
Diversified Capital Markets - 0.6%
Deutsche Bank AG	4,406	172,363
MULTI-SECTOR HOLDINGS - 0.6%
Leucadia National Corp.	6,111	167,625
REAL ESTATE SERVICES - 0.6%
CBRE Group, Inc. — Class A*	6,125	154,656
Total Common Stocks
(Cost $20,963,773)		27,245,400

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.5%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$127,122	127,122
Total Repurchase Agreement
(Cost $127,122)		127,122
Total Investments - 100.0%
(Cost $21,090,895)		$27,372,522
Other Assets & Liabilities, net - 0.0%		3,935
Total Net Assets - 100.0%		$27,376,457

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.

[1]	Repurchase Agreement — See Note 5.
ADR — American Depositary Receipt

plc — Public Limited Company

REIT — Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $20,963,773)	$27,245,400
Repurchase agreements, at value
(cost $127,122)	127,122
Total investments
(cost $21,090,895)	27,372,522
Cash	10,116
Receivables:
Fund shares sold	75,976
Dividends	54,308
Total assets	27,512,922
Liabilities:
Payable for:
Fund shares redeemed	93,602
Management fees	19,035
Transfer agent and administrative fees	5,598
Distribution and service fees	4,186
Portfolio accounting fees	2,240
Miscellaneous	11,804
Total liabilities	136,465
Net assets	$27,376,457
Net assets consist of:
Paid in capital	$27,757,165
Undistributed net investment income	138,121
Accumulated net realized loss on investments	(6,800,456)
Net unrealized appreciation on investments	6,281,627
Net assets	$27,376,457
Investor Class:
Net assets	$17,006,767
Capital shares outstanding	187,573
Net asset value per share	$90.67
Advisor Class:
Net assets	$7,102,923
Capital shares outstanding	84,052
Net asset value per share	$84.51
A-Class:
Net assets	$1,826,278
Capital shares outstanding	21,117
Net asset value per share	$86.48
Maximum offering price per share
(Net asset value divided by 95.25%)	$90.79
C-Class:
Net assets	$1,440,489
Capital shares outstanding	17,938
Net asset value per share	$80.30

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,943)	$413,869
Interest	79
Income from securities lending, net	46
Total investment income	413,994

Expenses:
Management fees	154,505
Transfer agent and administrative fees	45,443
Distribution and service fees:
Advisor Class	17,121
A-Class	2,833
C-Class	9,217
Portfolio accounting fees	18,177
Custodian fees	2,720
Trustees’ fees*	1,696
Miscellaneous	24,161
Total expenses	275,873
Net investment income	138,121

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,636,460
Net realized gain	1,636,460
Net change in unrealized appreciation (depreciation) on:
Investments	432,216
Net change in unrealized appreciation (depreciation)	432,216
Net realized and unrealized gain	2,068,676
Net increase in net assets resulting from operations	$2,206,797

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$138,121	$103,430
Net realized gain (loss) on investments	1,636,460	(1,220,034)
Net change in unrealized appreciation (depreciation) on investments	432,216	1,814,186
Net increase in net assets resulting from operations	2,206,797	697,582

Distributions to shareholders from:
Net investment income
Investor Class	(74,299)	(4,792)
Advisor Class	(14,247)	(283)
A-Class	(8,366)	(282)
C-Class	(6,964)	(276)
Total distributions to shareholders	(103,876)	(5,633)

Capital share transactions:
Proceeds from sale of shares
Investor Class	112,921,803	147,870,058
Advisor Class	17,902,624	20,606,160
A-Class	3,785,000	5,182,199
C-Class	12,008,532	13,036,171
Distributions reinvested
Investor Class	73,463	4,758
Advisor Class	14,202	279
A-Class	3,063	199
C-Class	6,753	258
Cost of shares redeemed
Investor Class	(117,502,931)	(133,582,777)
Advisor Class	(15,219,045)	(20,032,579)
A-Class	(2,833,487)	(6,307,011)
C-Class	(11,551,082)	(13,219,440)
Net increase (decrease) from capital share transactions	(391,105)	13,558,275
Net increase in net assets	1,711,816	14,250,224

Net assets:
Beginning of year	25,664,641	11,414,417
End of year	$27,376,457	$25,664,641
Undistributed net investment income at end of year	$138,121	$103,876

Capital share activity:
Shares sold
Investor Class	1,435,476	2,115,046
Advisor Class	244,596	329,675
A-Class	47,740	72,286
C-Class	168,822	197,182
Shares issued from reinvestment of distributions
Investor Class	940	76
Advisor Class	195	5
A-Class	41	3
C-Class	97	5
Shares redeemed
Investor Class	(1,503,386)	(1,920,753)
Advisor Class	(218,443)	(319,490)
A-Class	(35,080)	(86,753)
C-Class	(162,605)	(200,740)
Net increase (decrease) in shares	(21,607)	186,542

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$78.47	$81.18	$75.23	$44.37	$101.80
Income (loss) from investment operations:
Net investment income[a]	.76	.61	.15	.41	1.60
Net gain (loss) on investments
(realized and unrealized)	11.99	(3.29)	6.75	31.07	(57.13)
Total from investment operations	12.75	(2.68)	6.90	31.48	(55.53)
Less distributions from:
Net investment income	(.55)	(.03)	(.95)	(.62)	(1.90)
Total distributions	(.55)	(.03)	(.95)	(.62)	(1.90)
Net asset value, end of period	$90.67	$78.47	$81.18	$75.23	$44.37

Total Return[b]	16.37%	(3.31%)	9.33%	71.12%	(54.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$17,007	$19,973	$4,885	$26,364	$13,257
Ratios to average net assets:
Net investment income	0.95%	0.86%	0.19%	0.64%	2.16%
Total expenses	1.36%	1.34%	1.39%	1.38%	1.37%
Portfolio turnover rate	590%	970%	601%	447%	755%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$73.53	$76.47	$71.29	$42.28	$97.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.22	.26	(.14)	.12	1.30
Net gain (loss) on investments
(realized and unrealized)	11.31	(3.17)	6.27	29.51	(54.92)
Total from investment operations	11.53	(2.91)	6.13	29.63	(53.62)
Less distributions from:
Net investment income	(.55)	(.03)	(.95)	(.62)	(1.90)
Total distributions	(.55)	(.03)	(.95)	(.62)	(1.90)
Net asset value, end of period	$84.51	$73.53	$76.47	$71.29	$42.28

Total Return[b]	15.80%	(3.80%)	8.76%	70.26%	(55.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,103	$4,243	$3,634	$3,285	$2,710
Ratios to average net assets:
Net investment income (loss)	0.29%	0.37%	(0.20%)	0.21%	1.83%
Total expenses	1.85%	1.85%	1.89%	1.88%	1.88%
Portfolio turnover rate	590%	970%	601%	447%	755%

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$75.07	$77.87	$72.38	$42.80	$98.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.51	.45	(.01)	.30	1.30
Net gain (loss) on investments
(realized and unrealized)	11.45	(3.22)	6.45	29.90	(55.20)
Total from investment operations	11.96	(2.77)	6.44	30.20	(53.90)
Less distributions from:
Net investment income	(.55)	(.03)	(.95)	(.62)	(1.90)
Total distributions	(.55)	(.03)	(.95)	(.62)	(1.90)
Net asset value, end of period	$86.48	$75.07	$77.87	$72.38	$42.80

Total Return[b]	16.06%	(3.57%)	9.06%	70.74%	(54.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,826	$632	$1,782	$1,408	$2,683
Ratios to average net assets:
Net investment income (loss)	0.66%	0.64%	(0.01%)	0.50%	1.97%
Total expenses	1.61%	1.61%	1.64%	1.63%	1.62%
Portfolio turnover rate	590%	970%	601%	447%	755%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010[c]	2009[c]
Per Share Data
Net asset value, beginning of period	$70.26	$73.42	$68.79	$41.01	$95.10
Income (loss) from investment operations:
Net investment income (loss)[a]	0.03	(.12)	(.49)	(.24)	.80
Net gain (loss) on investments
(realized and unrealized)	10.56	(3.01)	6.07	28.64	(52.99)
Total from investment operations	10.59	(3.13)	5.58	28.40	(52.19)
Less distributions from:
Net investment income	(.55)	(.03)	(.95)	(.62)	(1.90)
Total distributions	(.55)	(.03)	(.95)	(.62)	(1.90)
Net asset value, end of period	$80.30	$70.26	$73.42	$68.79	$41.01

Total Return[b]	15.21%	(4.27%)	8.28%	69.44%	(55.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,440	$817	$1,114	$1,942	$1,407
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.18%)	(0.72%)	(0.40%)	1.13%
Total expenses	2.36%	2.36%	2.39%	2.38%	2.38%
Portfolio turnover rate	590%	970%	601%	447%	755%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Per share amounts for the period March 31, 2008 – April 19, 2009, have been restated to reflect a 1:10 reverse share split effective April 20, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“Health Care Companies”).

For the one-year period ended March 28, 2013, Health Care Fund Investor Class returned 18.98%, compared with a return of 25.19% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 13.96%.

All segments contributed to return. The biggest contributor to Fund performance was pharmaceuticals, followed by biotechnology. The lightly weighted health care technology segment was the smallest contributor to return.

The Fund’s top-performing holdings were Gilead Sciences, Inc., Pfizer, Inc. and Amgen, Inc. The worst-performing holdings in the Fund included VIVUS, Inc., Humana, Inc. and Health Net, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

Inception Dates:
Investor Class	April 17, 1998
Advisor Class	May 11, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	4.4%
Pfizer, Inc.	4.2%
Merck & Company, Inc.	3.4%
Amgen, Inc.	2.7%
Gilead Sciences, Inc.	2.6%
Bristol-Myers Squibb Co.	2.5%
AbbVie, Inc.	2.4%
Eli Lilly & Co.	2.4%
UnitedHealth Group, Inc.	2.3%
Abbott Laboratories	2.2%
Top Ten Total	29.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

74 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	18.98%	9.44%	9.30%
Advisor Class Shares	18.43%	8.92%	8.77%
C-Class Shares	17.81%	8.40%	8.21%
C-Class Shares with CDSC†	16.81%	8.40%	8.21%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Health Care Index	25.19%	10.59%	7.57%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	18.65%	9.18%	7.24%
A-Class Shares with sales charge‡	13.03%	8.12%	6.63%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Health Care Index	25.19%	10.59%	7.44%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS	March 28, 2013
HEALTH CARE FUND

	Shares	Value
COMMON STOCKS† - 99.7%

Pharmaceuticals - 33.1%
Johnson & Johnson	63,306	$5,161,337
Pfizer, Inc.	170,604	4,923,631
Merck & Company, Inc.	88,620	3,919,663
Bristol-Myers Squibb Co.	69,756	2,873,250
AbbVie, Inc.	68,745	2,803,421
Eli Lilly & Co.	48,462	2,752,157
Allergan, Inc.	17,668	1,972,279
Zoetis, Inc.*	40,200	1,342,680
Teva Pharmaceutical Industries Ltd. ADR	30,467	1,208,931
Actavis, Inc.*	12,700	1,169,797
Perrigo Co.	9,540	1,132,684
Valeant Pharmaceuticals
International, Inc.*	14,966	1,122,749
Mylan, Inc.*	38,176	1,104,813
Forest Laboratories, Inc.*	28,217	1,073,375
GlaxoSmithKline plc ADR	22,104	1,036,899
AstraZeneca plc ADR	20,288	1,013,994
Warner Chilcott plc — Class A	71,950	974,923
Novartis AG ADR	13,679	974,492
Hospira, Inc.*	23,973	787,034
Endo Health Solutions, Inc.*	20,010	615,508
Questcor Pharmaceuticals, Inc.[1]	14,280	464,671
Total Pharmaceuticals		38,428,288
Health Care Equipment - 19.2%
Abbott Laboratories	71,245	2,516,372
Medtronic, Inc.	50,112	2,353,259
Baxter International, Inc.	29,697	2,157,190
Stryker Corp.	25,453	1,660,554
Intuitive Surgical, Inc.*	3,161	1,552,652
Becton Dickinson and Co.	15,396	1,472,012
Covidien plc	21,220	1,439,565
Zimmer Holdings, Inc.	16,208	1,219,166
Boston Scientific Corp.*	143,615	1,121,633
St. Jude Medical, Inc.	27,463	1,110,604
Edwards Lifesciences Corp.*	12,520	1,028,643
CR Bard, Inc.	9,579	965,372
CareFusion Corp.*	27,134	949,419
Varian Medical Systems, Inc.*	13,025	937,800
ResMed, Inc.	19,289	894,238
Hologic, Inc.*	36,740	830,324
Total Health Care Equipment		22,208,803
Biotechnology - 17.4%
Amgen, Inc.	30,308	3,106,873
Gilead Sciences, Inc.*	61,530	3,010,663
Biogen Idec, Inc.*	12,306	2,373,950
Celgene Corp.*	20,345	2,358,189
Alexion Pharmaceuticals, Inc.*	15,519	1,429,921
Regeneron Pharmaceuticals, Inc.*	8,021	1,414,904
Vertex Pharmaceuticals, Inc.*	21,701	1,193,121
BioMarin Pharmaceutical, Inc.*	15,100	940,126
Onyx Pharmaceuticals, Inc.*	9,600	853,056
Pharmacyclics, Inc.*	9,500	763,895
Medivation, Inc.*	13,600	636,072
United Therapeutics Corp.*	9,600	584,352
Cubist Pharmaceuticals, Inc.*	12,400	580,568
Ariad Pharmaceuticals, Inc.*	30,639	554,260
Arena Pharmaceuticals, Inc.*,1	55,400	454,834
Total Biotechnology		20,254,784
Managed Health Care - 8.1%
UnitedHealth Group, Inc.	46,174	2,641,616
WellPoint, Inc.	23,006	1,523,687
Cigna Corp.	22,843	1,424,718
Aetna, Inc.	27,062	1,383,409
Humana, Inc.	16,142	1,115,574
Coventry Health Care, Inc.	18,116	851,995
WellCare Health Plans, Inc.*	9,320	540,187
Total Managed Health Care		9,481,186
Health Care Services - 6.3%
Express Scripts Holding Co.*	40,296	2,323,064
DaVita HealthCare Partners, Inc.*	10,029	1,189,339
Catamaran Corp.*	21,190	1,123,706
Quest Diagnostics, Inc.	17,844	1,007,294
Laboratory Corporation of America Holdings*	10,836	977,407
Omnicare, Inc.	17,579	715,817
Total Health Care Services		7,336,627
Life Sciences Tools & Services - 5.1%
Thermo Fisher Scientific, Inc.	22,992	1,758,657
Agilent Technologies, Inc.	30,114	1,263,885
Life Technologies Corp.*	17,352	1,121,460
Waters Corp.*	10,178	955,816
Illumina, Inc.*,1	16,314	880,956
Total Life Sciences Tools & Services		5,980,774
Health Care Distributors - 4.3%
McKesson Corp.	15,374	1,659,777
Cardinal Health, Inc.	28,652	1,192,496
AmerisourceBergen Corp. — Class A	22,960	1,181,292
Henry Schein, Inc.*	10,507	972,423
Total Health Care Distributors		5,005,988
Health Care Facilities - 3.8%
HCA Holdings, Inc.	36,227	1,471,903
Universal Health Services, Inc. — Class B	13,362	853,431
Tenet Healthcare Corp.*	16,100	766,038
Community Health Systems, Inc.	15,200	720,328
Health Management Associates, Inc. — Class A*	48,400	622,908
Total Health Care Facilities		4,434,608
Health Care Technology - 1.7%
Cerner Corp.*	14,548	1,378,423
athenahealth, Inc.*,1	6,600	640,464
Total Health Care Technology		2,018,887
Health Care Supplies - 0.7%
DENTSPLY International, Inc.	19,563	829,862
Total Common Stocks
(Cost $85,694,316)		115,979,807

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
HEALTH CARE FUND

	Face
	Amount	Value
REPURCHASE AGREEMENT††,2 - 0.4%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$485,719	$485,719
Total Repurchase Agreement
(Cost $485,719)		485,719
SECURITIES LENDING COLLATERAL††,3 - 0.9%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	600,408	600,408
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	472,316	472,316
Total Securities Lending Collateral
(Cost $1,072,724)		1,072,724
Total Investments - 101.0%
(Cost $87,252,759)		$117,538,250
Other Assets & Liabilities, net - (1.0)%		(1,158,977)
Total net assets - 100.0%		$116,379,273

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

Health Care Fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $1,042,174 of securities loaned
(cost $85,694,316)	$115,979,807
Repurchase agreements, at value
(cost $1,558,443)	1,558,443
Total investments
(cost $87,252,759)	117,538,250
Cash	7,770
Receivables:
Fund shares sold	2,890,667
Dividends	140,312
Interest	2,079
Total assets	120,579,078
Liabilities:
Payable for:
Securities purchased	2,529,202
Upon return of securities loaned	1,072,724
Fund shares redeemed	399,543
Management fees	77,735
Transfer agent and administrative fees	22,863
Portfolio accounting fees	9,145
Distribution and service fees	5,787
Miscellaneous	82,806
Total liabilities	4,199,805
Net assets	$116,379,273
Net assets consist of:
Paid in capital	$100,311,284
Undistributed net investment income	113,186
Accumulated net realized loss on investments	(14,330,688)
Net unrealized appreciation on investments	30,285,491
Net assets	$116,379,273
Investor Class:
Net assets	$104,525,438
Capital shares outstanding	4,676,559
Net asset value per share	$22.35
Advisor Class:
Net assets	$3,604,845
Capital shares outstanding	173,887
Net asset value per share	$20.73
A-Class:
Net assets	$3,659,593
Capital shares outstanding	173,007
Net asset value per share	$21.15
Maximum offering price per share
(Net asset value divided by 95.25%)	$22.20
C-Class:
Net assets	$4,589,397
Capital shares outstanding	231,712
Net asset value per share	$19.81

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends	$1,767,041
Income from securities lending, net	13,420
Interest	437
Total investment income	1,780,898

Expenses:
Management fees	842,090
Transfer agent and administrative fees	247,674
Distribution and service fees:
Advisor Class	28,575
A-Class	6,790
C-Class	36,012
Portfolio accounting fees	99,068
Custodian fees	15,960
Trustees’ fees*	6,975
Tax expense	2,368
Miscellaneous	130,403
Total expenses	1,415,915
Net investment income	364,983
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,758,797)
Net realized loss	(3,758,797)
Net change in unrealized appreciation (depreciation) on:
Investments	17,930,169
Net change in unrealized appreciation (depreciation)	17,930,169
Net realized and unrealized gain	14,171,372
Net increase in net assets resulting from operations	$14,536,355

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Health Care Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$364,983	$(33,481)
Net realized loss on investments	(3,758,797)	(2,733,212)
Net change in unrealized appreciation (depreciation) on investments	17,930,169	4,434,547
Net increase in net assets resulting from operations	14,536,355	1,667,854

Distributions to shareholders from:
Net investment income
Investor Class	(217,663)	—
Advisor Class	(18,320)	—
A-Class	(5,822)	—
C-Class	(9,992)	—
Total distributions to shareholders	(251,797)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	318,344,556	326,325,036
Advisor Class	49,746,384	30,857,462
A-Class	4,381,953	7,626,282
C-Class	34,482,974	55,798,360
Distributions reinvested
Investor Class	216,489	—
Advisor Class	18,217	—
A-Class	4,942	—
C-Class	9,651	—
Cost of shares redeemed
Investor Class	(266,582,144)	(308,122,674)
Advisor Class	(50,173,739)	(29,208,278)
A-Class	(4,134,009)	(5,704,682)
C-Class	(33,962,592)	(56,286,961)
Net increase from capital share transactions	52,352,682	21,284,545
Net increase in net assets	66,637,240	22,952,399

Net assets:
Beginning of year	49,742,033	26,789,634
End of year	$116,379,273	$49,742,033
Undistributed net investment income at end of year	$113,186	$—

Capital share activity:
Shares sold
Investor Class	16,459,910	18,620,010
Advisor Class	2,731,471	1,915,231
A-Class	224,541	466,763
C-Class	1,981,649	3,613,148
Shares issued from reinvestment of distributions
Investor Class	11,105	—
Advisor Class	999	—
A-Class	268	—
C-Class	557	—
Shares redeemed
Investor Class	(13,867,240)	(17,686,638)
Advisor Class	(2,802,207)	(1,810,557)
A-Class	(217,683)	(371,821)
C-Class	(1,956,184)	(3,657,187)
Net increase in shares	2,567,186	1,088,949

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

Health Care Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$18.83	$17.14	$15.80	$11.20	$14.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.01	(.02)	(.01)	.07
Net gain (loss) on investments
(realized and unrealized)	3.48	1.68	1.36	4.62	(3.15)
Total from investment operations	3.57	1.69	1.34	4.61	(3.08)
Less distributions from:
Net investment income	(.05)	—	—	(.01)	—
Total distributions	(.05)	—	—	(.01)	—
Net asset value, end of period	$22.35	$18.83	$17.14	$15.80	$11.20

Total Return[b]	18.98%	9.86%	8.48%	41.17%	(21.57%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,525	$39,036	$19,534	$195,616	$13,920
Ratios to average net assets:
Net investment income (loss)	0.45%	0.08%	(0.10%)	(0.04%)	0.48%
Total expenses	1.35%	1.36%	1.38%	1.37%	1.36%
Portfolio turnover rate	266%	582%	619%	241%	745%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.55	$16.04	$14.85	$10.58	$13.57
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.07)	(.05)	(.04)	.01
Net gain (loss) on investments
(realized and unrealized)	3.29	1.58	1.24	4.32	(3.00)
Total from investment operations	3.23	1.51	1.19	4.28	(2.99)
Less distributions from:
Net investment income	(.05)	—	—	(.01)	—
Total distributions	(.05)	—	—	(.01)	—
Net asset value, end of period	$20.73	$17.55	$16.04	$14.85	$10.58

Total Return[b]	18.43%	9.41%	8.01%	40.46%	(22.03%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,605	$4,275	$2,229	$3,432	$6,353
Ratios to average net assets:
Net investment income (loss)	(0.31%)	(0.44%)	(0.36%)	(0.33%)	0.04%
Total expenses	1.86%	1.85%	1.88%	1.88%	1.93%
Portfolio turnover rate	266%	582%	619%	241%	745%

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

Health Care Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.87	$16.30	$15.05	$10.69	$13.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.02)	(.02)	(.03)	.02
Net gain (loss) on investments
(realized and unrealized)	3.29	1.59	1.27	4.40	(3.01)
Total from investment operations	3.33	1.57	1.25	4.37	(2.99)
Less distributions from:
Net investment income	(.05)	—	—	(.01)	—
Total distributions	(.05)	—	—	(.01)	—
Net asset value, end of period	$21.15	$17.87	$16.30	$15.05	$10.69

Total Return[b]	18.65%	9.63%	8.31%	40.88%	(21.86%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,660	$2,964	$1,156	$6,204	$997
Ratios to average net assets:
Net investment income (loss)	0.20%	(0.13%)	(0.14%)	(0.25%)	0.15%
Total expenses	1.60%	1.60%	1.63%	1.62%	1.63%
Portfolio turnover rate	266%	582%	619%	241%	745%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$16.86	$15.50	$14.39	$10.30	$13.28
Income (loss) from investment operations:
Net investment loss[a]	(.09)	(.14)	(.11)	(.11)	(.08)
Net gain (loss) on investments
(realized and unrealized)	3.09	1.50	1.22	4.21	(2.90)
Total from investment operations	3.00	1.36	1.11	4.10	(2.98)
Less distributions from:
Net investment income	(.05)	—	—	(.01)	—
Total distributions	(.05)	—	—	(.01)	—
Net asset value, end of period	$19.81	$16.86	$15.50	$14.39	$10.30

Total Return[b]	17.81%	8.77%	7.71%	39.81%	(22.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,589	$3,468	$3,870	$8,393	$5,101
Ratios to average net assets:
Net investment loss	(0.53%)	(0.91%)	(0.76%)	(0.91%)	(0.65%)
Total expenses	2.35%	2.36%	2.38%	2.38%	2.38%
Portfolio turnover rate	266%	582%	619%	241%	745%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet Companies”).

For the one-year period ended March 28, 2013, Internet Fund Investor Class returned 9.65%, compared with -1.12% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 13.96%.

The internet software & services segment was the largest contributor to return, followed by the internet & catalog services segment. The largest detractor from return was the communications equipment segment, followed by the semiconductors & semiconductor equipment segment.

Google, Inc., eBay, Inc. and TimeWarner, Inc. added the most to Fund performance for the period, while Groupon, Inc., Baidu, Inc. and F5 Networks, Inc. detracted most from Fund performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
Advisor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001

Ten Largest Holdings (% of Total Net Assets)
Google, Inc. — Class A	8.7%
Amazon.com, Inc.	6.1%
QUALCOMM, Inc.	5.8%
Cisco Systems, Inc.	5.6%
eBay, Inc.	4.6%
Facebook, Inc. — Class A	4.1%
Time Warner, Inc.	4.0%
Priceline.com, Inc.	3.1%
Yahoo!, Inc.	2.8%
Research In Motion Ltd.	2.5%
Top Ten Total	47.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

82 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

 Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	9.65%	8.54%	11.05%
Advisor Class Shares	9.13%	8.00%	10.51%
C-Class Shares	8.55%	7.46%	9.96%
C-Class Shares with CDSC†	7.55%	7.46%	9.96%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Information Technology Index	-1.12%	8.00%	9.18%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	9.41%	8.26%	7.20%
A-Class Shares with sales charge‡	4.22%	7.21%	6.59%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Information Technology Index	-1.12%	8.00%	7.40%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS	March 28, 2013
INTERNET FUND

	Shares	Value
COMMON STOCKS† - 99.8%

Internet Software & Services - 46.9%
Google, Inc. — Class A*	982	$779,736
eBay, Inc.*	7,601	412,126
Facebook, Inc. — Class A*	14,382	367,892
Yahoo!, Inc.*	10,704	251,865
LinkedIn Corp. — Class A*	1,184	208,455
Baidu, Inc. ADR*	2,019	177,066
Equinix, Inc.*	739	159,853
VeriSign, Inc.*	2,809	132,810
Rackspace Hosting, Inc.*	2,518	127,109
Akamai Technologies, Inc.*	3,466	122,315
SINA Corp.*	2,067	100,436
IAC/InterActiveCorp	2,130	95,168
CoStar Group, Inc.*	822	89,976
AOL, Inc.	2,237	86,102
MercadoLibre, Inc.[1]	818	78,986
Qihoo 360 Technology Company Ltd. ADR*	2,609	77,305
Yandex N.V. — Class A*	3,287	75,995
ValueClick, Inc.*	2,465	72,841
Sohu.com, Inc.*	1,453	72,083
NetEase, Inc. ADR	1,289	70,599
Youku Tudou, Inc. ADR*	4,183	70,149
j2 Global, Inc.[1]	1,694	66,422
Cornerstone OnDemand, Inc.*	1,860	63,426
VistaPrint N.V.*,1	1,537	59,420
OpenTable, Inc.*	942	59,327
Yelp, Inc. — Class A*	2,439	57,829
Dealertrack Technologies, Inc.*	1,820	53,472
WebMD Health Corp. — Class A*	2,160	52,531
Angie’s List, Inc.*	2,600	51,376
Liquidity Services, Inc.*,1	1,583	47,189
Monster Worldwide, Inc.*	7,159	36,296
Millennial Media, Inc.*	4,770	30,290
Total Internet Software & Services		4,206,445
Internet Retail - 18.4%
Amazon.com, Inc.*	2,041	543,905
Priceline.com, Inc.*	401	275,859
Netflix, Inc.*	846	160,241
TripAdvisor, Inc.*	2,519	132,298
Expedia, Inc.	2,177	130,642
Groupon, Inc. — Class A*	17,766	108,728
HomeAway, Inc.*	2,540	82,550
Liberty Ventures*	1,060	80,115
Ctrip.com International Ltd. ADR*,1	3,470	74,189
Shutterfly, Inc.*	1,392	61,485
Total Internet Retail		1,650,012
Communications Equipment - 17.6%
QUALCOMM, Inc.	7,793	521,742
Cisco Systems, Inc.	24,048	502,844
Research In Motion Ltd.*,1	15,353	221,851
Juniper Networks, Inc.*	7,632	141,497
F5 Networks, Inc.*	1,430	127,384
Ciena Corp.*	3,707	59,349
Total Communications Equipment		1,574,667
Systems Software - 6.3%
Symantec Corp.*	8,047	198,600
Red Hat, Inc.*	2,996	151,478
BMC Software, Inc.*	2,731	126,527
Check Point Software Technologies Ltd.*	1,889	88,764
Total Systems Software		565,369
Movies & Entertainment - 4.0%
Time Warner, Inc.	6,185	356,380
Application Software - 3.3%
Intuit, Inc.	3,237	212,509
TIBCO Software, Inc.*	3,978	80,435
Total Application Software		292,944
Semiconductors - 2.4%
Broadcom Corp. — Class A	6,142	212,943
Investment Banking & Brokerage - 0.9%
E*TRADE Financial Corp.*	7,870	84,288
Total Common Stocks
(Cost $5,699,148)		8,943,048

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.2%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$20,321	20,321
Total Repurchase Agreement
(Cost $20,321)		20,321
SECURITIES LENDING COLLATERAL††,3 - 2.4%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	121,421	121,421
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	95,517	95,517
Total Securities Lending Collateral
(Cost $216,938)		216,938
Total Investments - 102.4%
(Cost $5,936,407)		$9,180,307
Other Assets & Liabilities, net - (2.4)%		(216,242)
Total Net Assets - 100.0%		$8,964,065

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $210,268 of securities loaned
(cost $5,699,148)	$8,943,048
Repurchase agreements, at value
(cost $237,259)	237,259
Total investments
(cost $5,936,407)	9,180,307
Receivables:
Securities sold	73,654
Fund shares sold	16,947
Interest	296
Dividends	114
Total assets	9,271,318
Liabilities:
Payable for:
Upon return of securities loaned	216,938
Fund shares redeemed	73,347
Management fees	7,308
Transfer agent and administrative fees	2,149
Distribution and service fees	1,512
Portfolio accounting fees	860
Miscellaneous	5,139
Total liabilities	307,253
Net assets	$8,964,065
Net assets consist of:
Paid in capital	$6,759,657
Accumulated net investment loss	(35,811)
Accumulated net realized loss on investments	(1,003,681)
Net unrealized appreciation on investments	3,243,900
Net assets	$8,964,065
Investor Class:
Net assets	$6,109,192
Capital shares outstanding	110,148
Net asset value per share	$55.46
Advisor Class:
Net assets	$551,602
Capital shares outstanding	10,669
Net asset value per share	$51.70
A-Class:
Net assets	$1,191,862
Capital shares outstanding	22,551
Net asset value per share	$52.85
Maximum offering price per share
(Net asset value divided by 95.25%)	$55.49
C-Class:
Net assets	$1,111,409
Capital shares outstanding	22,667
Net asset value per share	$49.03

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $126)	$33,049
Income from securities lending, net	953
Interest	47
Total investment income	34,049

Expenses:
Management fees	60,262
Transfer agent and administrative fees	17,724
Distribution and service fees:
Advisor Class	3,125
A-Class	1,246
C-Class	10,039
Portfolio accounting fees	7,089
Custodian fees	1,253
Trustees’ fees*	969
Miscellaneous	8,724
Total expenses	110,431
Net investment loss	(76,382)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	884,433
Net realized gain	884,433
Net change in unrealized appreciation (depreciation) on:
Investments	(551,262)
Net change in unrealized appreciation (depreciation)	(551,262)
Net realized and unrealized gain	333,171
Net increase in net assets resulting from operations	$256,789

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(76,382)	$(168,561)
Net realized gain on investments	884,433	3,682,105
Net change in unrealized appreciation (depreciation) on investments	(551,262)	(7,435,883)
Net increase (decrease) in net assets resulting from operations	256,789	(3,922,339)

Distributions to shareholders from:
Net realized gains
Investor Class	(63,522)	—
Advisor Class	(15,594)	—
A-Class	(16,401)	—
C-Class	(17,867)	—
Total distributions to shareholders	(113,384)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	31,124,261	46,931,498
Advisor Class	453,813	3,247,918
A-Class	2,380,935	3,283,366
C-Class	9,906,871	25,638,180
Distributions reinvested
Investor Class	62,343	—
Advisor Class	14,930	—
A-Class	16,078	—
C-Class	16,446	—
Cost of shares redeemed
Investor Class	(31,339,015)	(58,111,981)
Advisor Class	(678,019)	(4,394,039)
A-Class	(2,032,055)	(3,259,688)
C-Class	(9,501,396)	(26,601,531)
Net increase (decrease) from capital share transactions	425,192	(13,266,277)
Net increase (decrease) in net assets	568,597	(17,188,616)

Net assets:
Beginning of year	8,395,468	25,584,084
End of year	$8,964,065	$8,395,468
Accumulated net investment loss at end of year	$(35,811)	$(52,998)

Capital share activity:
Shares sold
Investor Class	609,789	952,258
Advisor Class	9,956	71,309
A-Class	46,920	69,108
C-Class	221,607	593,808
Shares issued from reinvestment of distributions
Investor Class	1,290	—
Advisor Class	331	—
A-Class	349	—
C-Class	384	—
Shares redeemed
Investor Class	(620,499)	(1,226,540)
Advisor Class	(14,374)	(99,635)
A-Class	(41,403)	(74,379)
C-Class	(213,154)	(617,390)
Net increase (decrease) in shares	1,196	(331,461)

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$51.90	$52.28	$41.74	$26.58	$38.55
Income (loss) from investment operations:
Net investment loss[a]	(.44)	(.51)	(.34)	(.38)	(.29)
Net gain (loss) on investments
(realized and unrealized)	5.26	.13	10.88	15.54	(11.23)
Total from investment operations	4.82	(.38)	10.54	15.16	(11.52)
Less distributions from:
Net investment income	—	—	—	—	(.45)
Net realized gains	(1.26)	—	—	—	—
Total distributions	(1.26)	—	—	—	(.45)
Net asset value, end of period	$55.46	$51.90	$52.28	$41.74	$26.58

Total Return[b]	9.65%	(0.73%)	25.25%	57.04%	(29.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,109	$6,206	$20,589	$21,924	$61,745
Ratios to average net assets:
Net investment loss	(0.87%)	(1.05%)	(0.69%)	(1.12%)	(1.01%)
Total expenses	1.35%	1.36%	1.39%	1.37%	1.35%
Portfolio turnover rate	442%	380%	291%	443%	550%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$48.71	$49.31	$39.57	$25.32	$36.95
Income (loss) from investment operations:
Net investment loss[a]	(.64)	(.71)	(.59)	(.58)	(.41)
Net gain (loss) on investments
(realized and unrealized)	4.89	.11	10.33	14.83	(10.77)
Total from investment operations	4.25	(.60)	9.74	14.25	(11.18)
Less distributions from:
Net investment income	—	—	—	—	(.45)
Net realized gains	(1.26)	—	—	—	—
Total distributions	(1.26)	—	—	—	(.45)
Net asset value, end of period	$51.70	$48.71	$49.31	$39.57	$25.32

Total Return[b]	9.13%	(1.24%)	24.61%	56.28%	(29.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$552	$719	$2,124	$3,908	$3,604
Ratios to average net assets:
Net investment loss	(1.36%)	(1.58%)	(1.32%)	(1.74%)	(1.43%)
Total expenses	1.85%	1.86%	1.89%	1.88%	1.87%
Portfolio turnover rate	442%	380%	291%	443%	550%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$49.63	$50.13	$40.12	$25.62	$37.29
Income (loss) from investment operations:
Net investment loss[a]	(.52)	(.64)	(.46)	(.50)	(.33)
Net gain (loss) on investments
(realized and unrealized)	5.00	.14	10.47	15.00	(10.89)
Total from investment operations	4.48	(.50)	10.01	14.50	(11.22)
Less distributions from:
Net investment income	—	—	—	—	(.45)
Net realized gains	(1.26)	—	—	—	—
Total distributions	(1.26)	—	—	—	(.45)
Net asset value, end of period	$52.85	$49.63	$50.13	$40.12	$25.62

Total Return[b]	9.41%	(1.00%)	24.95%	56.60%	(29.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,192	$828	$1,101	$2,989	$91
Ratios to average net assets:
Net investment loss	(1.08%)	(1.39%)	(1.01%)	(1.44%)	(1.07%)
Total expenses	1.60%	1.61%	1.64%	1.63%	1.62%
Portfolio turnover rate	442%	380%	291%	443%	550%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$46.50	$47.30	$38.17	$24.56	$36.01
Income (loss) from investment operations:
Net investment loss[a]	(.85)	(.94)	(.83)	(.66)	(.59)
Net gain (loss) on investments
(realized and unrealized)	4.64	.14	9.96	14.27	(10.41)
Total from investment operations	3.79	(.80)	9.13	13.61	(11.00)
Less distributions from:
Net investment income	—	—	—	—	(.45)
Net realized gains	(1.26)	—	—	—	—
Total distributions	(1.26)	—	—	—	(.45)
Net asset value, end of period	$49.03	$46.50	$47.30	$38.17	$24.56

Total Return[b]	8.55%	(1.69%)	23.92%	55.42%	(30.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,111	$643	$1,770	$1,057	$602
Ratios to average net assets:
Net investment loss	(1.91%)	(2.17%)	(1.92%)	(2.00%)	(1.95%)
Total expenses	2.35%	2.36%	2.39%	2.38%	2.38%
Portfolio turnover rate	442%	380%	291%	443%	550%

[a]	Net investment loss per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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the RYDEX FUNDS ANNUAL REPORT | 89

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

leisure FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies in leisure and entertainment businesses (“Leisure Companies”).

For the one-year period ended March 28, 2013, Leisure Fund Investor Class returned 21.74%, compared with 19.85% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 13.96%.

Within the sector, the media segment was the largest contributor to return, followed by the hotels, restaurants & leisure segment. The lightly weighted software segment was the only detractor from return.

Among the holdings that contributed the most to the Fund’s performance for the period were Comcast Corp., News Corp. and TimeWarner, Inc. The Fund’s weakest holdings for the period were Zynga, Inc., Chipotle Mexican Grill, Inc. and Electronic Arts, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	June 3, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001

Ten Largest Holdings (% of Total Net Assets)
Philip Morris International, Inc.	4.3%
Comcast Corp. — Class A	3.8%
Walt Disney Co.	3.5%
McDonald’s Corp.	3.5%
Altria Group, Inc.	3.0%
News Corp. — Class A	3.0%
Time Warner, Inc.	2.6%
Las Vegas Sands Corp.	2.5%
Starbucks Corp.	2.3%
DIRECTV	2.1%
Top Ten Total	30.6%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

90 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	21.74%	7.23%	9.66%
Advisor Class Shares	21.12%	6.70%	9.12%
C-Class Shares	20.54%	6.14%	8.54%
C-Class Shares with CDSC†	19.54%	6.14%	8.54%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Consumer Discretionary Index	19.85%	13.46%	10.41%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	21.42%	6.95%	6.55%
A-Class Shares with sales charge‡	15.66%	5.91%	5.95%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Consumer Discretionary Index	19.85%	13.46%	8.35%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.

†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS	March 28, 2013
leisure fund

	Shares	Value
COMMON STOCKS† - 98.9%

Cable & Satellite - 15.6%
Comcast Corp. — Class A	22,893	$961,736
DIRECTV*	9,312	527,152
Time Warner Cable, Inc.	5,222	501,625
Liberty Global, Inc. — Class A*	5,487	402,746
DISH Network Corp. — Class A	10,386	393,629
Virgin Media, Inc.	6,809	333,437
Charter Communications, Inc. — Class A*	2,940	306,289
AMC Networks, Inc. — Class A*	3,050	192,699
Cablevision Systems Corp. — Class A	12,448	186,222
Starz - Liberty Capital*	6,797	150,554
Total Cable & Satellite		3,956,089
Restaurants - 14.6%
McDonald’s Corp.	9,019	899,105
Starbucks Corp.	10,298	586,574
Yum! Brands, Inc.	7,181	516,601
Chipotle Mexican Grill, Inc. — Class A*	959	312,509
Darden Restaurants, Inc.	4,743	245,118
Panera Bread Co. — Class A*	1,178	194,653
Dunkin’ Brands Group, Inc.	4,940	182,187
Brinker International, Inc.	4,110	154,742
Domino’s Pizza, Inc.	2,950	151,748
Wendy’s Co.	24,430	138,518
Cheesecake Factory, Inc.	3,344	129,112
Buffalo Wild Wings, Inc.*	1,297	113,526
Texas Roadhouse, Inc. — Class A	5,460	110,237
Total Restaurants		3,734,630
Movies & Entertainment - 14.1%
Walt Disney Co.	15,984	907,891
News Corp. — Class A	25,174	768,310
Time Warner, Inc.	11,382	655,831
Viacom, Inc. — Class B	7,818	481,354
Madison Square Garden Co. — Class A*	3,220	185,472
Cinemark Holdings, Inc.	5,856	172,401
Lions Gate Entertainment Corp.*,1	6,827	162,278
Regal Entertainment Group — Class A	8,840	147,363
DreamWorks Animation SKG, Inc. — Class A*	6,230	118,121
Total Movies & Entertainment		3,599,021
Tobacco - 10.5%
Philip Morris International, Inc.	11,996	1,112,149
Altria Group, Inc.	22,359	768,926
Reynolds American, Inc.	10,135	450,906
Lorillard, Inc.	8,672	349,915
Total Tobacco		2,681,896
Casinos & Gaming - 7.5%
Las Vegas Sands Corp.	11,137	627,569
Wynn Resorts Ltd.	2,541	318,032
Melco Crown Entertainment Ltd. ADR*	10,723	250,275
MGM Resorts International*	17,010	223,682
International Game Technology	11,018	181,797
Penn National Gaming, Inc.*	3,333	181,415
Bally Technologies, Inc.*	2,487	129,249
Total Casinos & Gaming		1,912,019
Broadcasting - 7.4%
Discovery Communications, Inc. — Class A*	6,200	488,189
CBS Corp. — Class B	10,275	479,740
Liberty Media Corp.*	2,880	321,494
Scripps Networks Interactive, Inc. — Class A	4,410	283,739
Grupo Televisa SAB ADR	7,200	191,592
Pandora Media, Inc.*,1	9,907	140,283
Total Broadcasting		1,905,037
Hotels, Resorts & Cruise Lines - 6.4%
Carnival Corp.	13,544	464,560
Marriott International, Inc. — Class A	7,863	332,054
Starwood Hotels & Resorts
Worldwide, Inc.	5,066	322,856
Wyndham Worldwide Corp.	4,285	276,297
Royal Caribbean Cruises Ltd.	7,072	234,932
Total Hotels, Resorts & Cruise Lines		1,630,699
Leisure Products - 4.3%
Mattel, Inc.	8,059	352,904
Polaris Industries, Inc.	2,435	225,213
Hasbro, Inc.[1]	5,052	221,985
Brunswick Corp.	4,654	159,260
Sturm Ruger & Company, Inc.	1,680	85,226
Smith & Wesson Holding Corp.*	7,570	68,130
Total Leisure Products		1,112,718
Distillers & Vintners - 4.3%
Brown-Forman Corp. — Class B	5,123	365,782
Beam, Inc.	4,594	291,903
Constellation Brands, Inc. — Class A*	5,819	277,217
Diageo plc ADR	1,340	168,626
Total Distillers & Vintners		1,103,528
Brewers - 3.1%
Molson Coors Brewing Co. — Class B	5,644	276,161
Anheuser-Busch InBev N.V. ADR	2,773	276,052
Cia de Bebidas das Americas ADR	5,830	246,784
Total Brewers		798,997
Publishing - 3.1%
Thomson Reuters Corp.	14,544	472,389
Gannett Company, Inc.	9,146	200,023
Meredith Corp.[1]	3,050	116,693
Total Publishing		789,105
Home Entertainment Software - 2.6%
Activision Blizzard, Inc.	24,871	362,371
Electronic Arts, Inc.*	11,060	195,762
Take-Two Interactive Software, Inc.*	6,729	108,673
Total Home Entertainment Software		666,806

92 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
leisure fund

	Shares	Value
Leisure Facilities - 1.6%
Six Flags Entertainment Corp.	2,345	$169,966
Vail Resorts, Inc.	2,120	132,118
Life Time Fitness, Inc.*	2,759	118,030
Total Leisure Facilities		420,114
Specialized Finance - 1.4%
McGraw-Hill Companies, Inc.	6,798	354,039
Motorcycle Manufacturers - 1.2%
Harley-Davidson, Inc.	5,897	314,310
Internet Retail - 0.7%
Ctrip.com International Ltd. ADR*,1	8,040	171,895
Specialized REITs - 0.5%
Ryman Hospitality Properties	2,986	136,610
Total Common Stocks
(Cost $18,567,021)		25,287,513

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 1.0%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$264,842	264,842
Total Repurchase Agreement
(Cost $264,842)		264,842
SECURITIES LENDING COLLATERAL††,3 - 1.3%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	183,905	183,905
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	144,671	144,671
Total Securities Lending Collateral
(Cost $328,576)		328,576
Total Investments - 101.2%
(Cost $19,160,439)		$25,880,931
Other Assets & Liabilities, net - (1.2)%		(298,764)
Total Net Assets - 100.0%		$25,582,167

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 93

leisure fund

STATEMENT OF ASSETS AND LIABILITIES
March 28, 2013

Assets:
Investments, at value - including $320,487 of securities loaned
(cost $18,567,021)	$25,287,513
Repurchase agreements, at value
(cost $593,418)	593,418
Total investments
(cost $19,160,439)	25,880,931
Cash	7,600
Receivables:
Fund shares sold	274,152
Dividends	51,505
Interest	747
Total assets	26,214,935
Liabilities:
Payable for:
Upon return of securities loaned	328,576
Securities purchased	248,982
Management fees	18,737
Fund shares redeemed	7,685
Transfer agent and administrative fees	5,511
Portfolio accounting fees	2,204
Distribution and service fees	1,480
Miscellaneous	19,593
Total liabilities	632,768
Net assets	$25,582,167
Net assets consist of:
Paid in capital	$25,086,301
Undistributed net investment income	200,095
Accumulated net realized loss on investments	(6,424,721)
Net unrealized appreciation on investments	6,720,492
Net assets	$25,582,167
Investor Class:
Net assets	$22,005,446
Capital shares outstanding	489,817
Net asset value per share	$44.93
Advisor Class:
Net assets	$1,240,630
Capital shares outstanding	29,866
Net asset value per share	$41.54
A-Class:
Net assets	$1,408,565
Capital shares outstanding	33,260
Net asset value per share	$42.35
Maximum offering price per share
(Net asset value divided by 95.25%)	$44.46
C-Class:
Net assets	$927,526
Capital shares outstanding	23,233
Net asset value per share	$39.92

STATEMENT OF OPERATIONS
Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $3,696)	$518,891
Income from securities lending, net	3,483
Interest	92
Total investment income	522,466

Expenses:
Management fees	192,275
Transfer agent and administrative fees	56,552
Distribution and service fees:
Advisor Class	5,895
A-Class	1,699
C-Class	8,079
Portfolio accounting fees	22,620
Custodian fees	3,460
Trustees’ fees*	1,499
Miscellaneous	30,292
Total expenses	322,371
Net investment income	200,095
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,458,372)
Net realized loss	(1,458,372)
Net change in unrealized appreciation (depreciation) on:
Investments	4,422,133
Net change in unrealized appreciation (depreciation)	4,422,133
Net realized and unrealized gain	2,963,761
Net increase in net assets resulting from operations	$3,163,856

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

94 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

leisure fund

STATEMENTS OF CHANGES IN NET ASSETS

	year Ended	year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$200,095	$24,145
Net realized loss on investments	(1,458,372)	(1,120,704)
Net change in unrealized appreciation (depreciation) on investments	4,422,133	490,827
Net increase (decrease) in net assets resulting from operations	3,163,856	(605,732)

Distributions to shareholders from:
Net investment income
Investor Class	(21,538)	—
Advisor Class	(1,404)	—
A-Class	(533)	—
C-Class	(670)	—
Total distributions to shareholders	(24,145)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	121,992,772	67,307,816
Advisor Class	1,469,892	7,640,459
A-Class	1,396,599	1,101,175
C-Class	999,420	5,204,525
Distributions reinvested
Investor Class	21,523	—
Advisor Class	1,397	—
A-Class	520	—
C-Class	625	—
Cost of shares redeemed
Investor Class	(115,360,323)	(56,013,411)
Advisor Class	(1,820,349)	(6,768,833)
A-Class	(584,020)	(1,923,474)
C-Class	(1,535,038)	(4,790,936)
Net increase from capital share transactions	6,583,018	11,757,321
Net increase in net assets	9,722,729	11,151,589

Net assets:
Beginning of year	15,859,438	4,707,849
End of year	$25,582,167	$15,859,438
Undistributed net investment income at end of year	$200,095	$24,145

Capital share activity:
Shares sold
Investor Class	3,272,413	1,961,935
Advisor Class	41,315	240,055
A-Class	36,502	37,255
C-Class	28,954	171,187
Shares issued from reinvestment of distributions
Investor Class	562	—
Advisor Class	39	—
A-Class	14	—
C-Class	18	—
Shares redeemed
Investor Class	(3,126,614)	(1,682,378)
Advisor Class	(51,650)	(218,494)
A-Class	(16,098)	(60,854)
C-Class	(46,312)	(157,894)
Net increase in shares	139,143	290,812

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 95

leisure fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$36.94	$33.50	$27.48	$15.40	$31.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.36	.17	(.02)	.03	.01
Net gain (loss) on investments (realized and unrealized)	7.66	3.27	6.04	12.05	(16.33)
Total from investment operations	8.02	3.44	6.02	12.08	(16.32)
Less distributions from:
Net investment income	(.03)	—	—	—	—
Total distributions	(.03)	—	—	—	—
Net asset value, end of period	$44.93	$36.94	$33.50	$27.48	$15.40

Total Return[b]	21.74%	10.27%	21.91%	78.44%	(51.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,005	$12,687	$2,141	$13,186	$4,132
Ratios to average net assets:
Net investment income (loss)	0.92%	0.49%	(0.07%)	0.13%	0.05%
Total expenses	1.35%	1.35%	1.39%	1.37%	1.37%
Portfolio turnover rate	517%	797%	963%	943%	1,529%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.33	$31.29	$25.81	$14.53	$30.06
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	(.01)	(.16)	(.11)	(.03)
Net gain (loss) on investments (realized and unrealized)	6.95	3.05	5.64	11.39	(15.50)
Total from investment operations	7.24	3.04	5.48	11.28	(15.53)
Less distributions from:
Net investment income	(.03)	—	—	—	—
Total distributions	(.03)	—	—	—	—
Net asset value, end of period	$41.54	$34.33	$31.29	$25.81	$14.53

Total Return[b]	21.12%	9.72%	21.23%	77.63%	(51.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,241	$1,379	$582	$1,111	$373
Ratios to average net assets:
Net investment income (loss)	0.80%	(0.03%)	(0.61%)	(0.56%)	(0.11%)
Total expenses	1.85%	1.86%	1.89%	1.88%	1.88%
Portfolio turnover rate	517%	797%	963%	943%	1,529%

96 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

leisure fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$34.91	$31.75	$26.13	$14.67	$30.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.07	(.05)	.17	(.04)
Net gain (loss) on investments (realized and unrealized)	7.18	3.09	5.67	11.29	(15.59)
Total from investment operations	7.47	3.16	5.62	11.46	(15.63)
Less distributions from:
Net investment income	(.03)	—	—	—	—
Total distributions	(.03)	—	—	—	—
Net asset value, end of period	$42.35	$34.91	$31.75	$26.13	$14.67

Total Return[b]	21.42%	9.95%	21.51%	78.12%	(51.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,409	$448	$1,157	$489	$25
Ratios to average net assets:
Net investment income (loss)	0.80%	0.23%	(0.18%)	0.74%	(0.16%)
Total expenses	1.60%	1.60%	1.63%	1.63%	1.63%
Portfolio turnover rate	517%	797%	963%	943%	1,529%

	year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$33.16	$30.36	$25.19	$14.26	$29.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.15)	(.30)	(.22)	(.18)
Net gain (loss) on investments (realized and unrealized)	6.78	2.95	5.47	11.15	(15.22)
Total from investment operations	6.79	2.80	5.17	10.93	(15.40)
Less distributions from:
Net investment income	(.03)	—	—	—	—
Total distributions	(.03)	—	—	—	—
Net asset value, end of period	$39.92	$33.16	$30.36	$25.19	$14.26

Total Return[b]	20.54%	9.19%	20.52%	76.65%	(51.92%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$928	$1,345	$828	$929	$123
Ratios to average net assets:
Net investment income (loss)	0.03%	(0.50%)	(1.13%)	(1.01%)	(0.78%)
Total expenses	2.35%	2.35%	2.39%	2.38%	2.38%
Portfolio turnover rate	517%	797%	963%	943%	1,529%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 97

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

precious metals FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals Companies”).

For the one-year period ended March 28, 2013, Precious Metals Fund Investor Class returned -18.60%, compared with 8.35% for the S&P 500 Materials Index. The broader S&P 500 Index returned 13.96%.

The metals & mining holdings accounted for all of the negative return for the period.

Agnico-Eagle Mines Ltd., Southern Copper Corp. and Royal Gold, Inc. were the leading contributors to return. Barrick Gold Corp., Freeport-McMoRan Copper & Gold, Inc. and Goldcorp, Inc. detracted most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
Advisor Class	August 1, 2003
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Freeport-McMoRan Copper & Gold, Inc.	9.7%
Newmont Mining Corp.	7.2%
Barrick Gold Corp.	7.0%
Goldcorp, Inc.	5.9%
Silver Wheaton Corp.	4.8%
Yamana Gold, Inc.	4.2%
Kinross Gold Corp.	3.6%
Agnico-Eagle Mines Ltd.	3.5%
Royal Gold, Inc.	3.4%
Southern Copper Corp.	3.4%
Top Ten Total	52.7%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

98 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	-18.60%	-5.08%	7.24%
C-Class Shares	-19.39%	-6.02%	6.17%
C-Class Shares with CDSC†	-20.17%	-6.02%	6.17%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Materials Index	8.35%	2.04%	10.62%

			Since
			Inception
	1 Year	5 Year	(08/01/03)
Advisor Class Shares	-18.99%	-5.54%	5.14%
S&P 500 Index	13.96%	5.81%	7.16%
S&P 500 Materials Index	8.35%	2.04%	8.80%

			(09/01/04)
A-Class Shares	-18.80%	-5.31%	4.08%
A-Class Shares with sales
charge‡	-22.65%	-6.23%	3.49%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Materials Index	8.35%	2.04%	7.30%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS	March 28, 2013
precious metals fund

	Shares	Value
COMMON STOCKS† - 100.6%

Gold - 65.7%
Newmont Mining Corp.	170,040	$7,122,976
Barrick Gold Corp.	235,325	6,918,555
Goldcorp, Inc.	174,544	5,869,915
Yamana Gold, Inc.	274,168	4,208,479
Kinross Gold Corp.	449,629	3,565,558
Agnico-Eagle Mines Ltd.[1]	85,449	3,506,827
Royal Gold, Inc.	47,950	3,405,889
Randgold Resources Ltd. ADR	36,571	3,144,375
Eldorado Gold Corp.	293,863	2,800,514
IAMGOLD Corp.	387,707	2,791,490
AngloGold Ashanti Ltd. ADR	118,499	2,790,651
Gold Fields Ltd. ADR	355,405	2,754,389
Cia de Minas Buenaventura S.A. ADR	94,877	2,463,007
New Gold, Inc.*	216,276	1,968,112
Allied Nevada Gold Corp.*	116,577	1,918,857
AuRico Gold, Inc.*	293,563	1,846,511
Harmony Gold Mining Company Ltd. ADR	272,676	1,747,853
Franco-Nevada Corp.	32,246	1,470,095
Novagold Resources, Inc.*	316,054	1,147,276
Sibanye Gold Ltd. ADR*	200,300	1,131,696
Seabridge Gold, Inc.*,1,2	68,697	948,019
Gold Resource Corp.[2]	71,712	934,407
Aurizon Mines Ltd.*	165,776	731,072
Total Gold		65,186,523
Precious Metals & Minerals - 21.8%
Silver Wheaton Corp.	152,243	4,772,819
Coeur d’Alene Mines Corp.*	138,117	2,604,887
Pan American Silver Corp.	138,343	2,266,058
Stillwater Mining Co.*	172,465	2,229,972
Hecla Mining Co.	485,992	1,919,668
First Majestic Silver Corp.*	101,555	1,642,144
Silver Standard Resources, Inc.*	137,153	1,446,964
McEwen Mining, Inc.*,2	441,866	1,263,737
Endeavour Silver Corp.*	199,636	1,241,736
Silvercorp Metals, Inc.[2]	286,728	1,126,841
Dominion Diamond Corp.*	65,521	1,069,958
Total Precious Metals & Minerals		21,584,784
Diversified Metals & Mining - 13.1%
Freeport-McMoRan Copper & Gold, Inc.	290,530	9,616,543
Southern Copper Corp.	90,536	3,401,438
Total Diversified Metals & Mining		13,017,981
Total Common Stocks
(Cost $57,869,200)		99,789,288

	Face
	Amount
REPURCHASE AGREEMENT††,3 - 0.7%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$644,949	644,949
Total Repurchase Agreement
(Cost $644,949)		644,949
SECURITIES LENDING COLLATERAL††,4 - 1.8%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	971,879	971,879
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	764,537	764,537
Total Securities Lending Collateral
(Cost $1,736,416)		1,736,416
Total Investments - 103.1%
(Cost $60,250,565)		$102,170,653
Other Assets & Liabilities, net - (3.1)%		(3,041,316)
Total Net Assets - 100.0%		$99,129,337

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Security was acquired through a private placement.
[2]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[3]	Repurchase Agreement — See Note 5.
[4]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

100 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

precious metals fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $1,622,122 of securities loaned
(cost $57,869,200)	$99,789,288
Repurchase agreements, at value
(cost $2,381,365)	2,381,365
Total investments
(cost $60,250,565)	102,170,653
Cash	31,491
Receivables:
Securities sold	2,713,326
Fund shares sold	331,334
Dividends	45,738
Interest	3,102
Total assets	105,295,644
Liabilities:
Payable for:
Fund shares redeemed	4,242,172
Upon return of securities loaned	1,736,416
Management fees	62,821
Transfer agent and administrative fees	20,940
Distribution and service fees	18,708
Portfolio accounting fees	8,376
Miscellaneous	76,874
Total liabilities	6,166,307
Net assets	$99,129,337
Net assets consist of:
Paid in capital	$83,904,409
Undistributed net investment income	291,910
Accumulated net realized loss on investments	(26,987,070)
Net unrealized appreciation on investments	41,920,088
Net assets	$99,129,337
Investor Class:
Net assets	$71,385,516
Capital shares outstanding	1,382,056
Net asset value per share	$51.65
Advisor Class:
Net assets	$3,148,433
Capital shares outstanding	63,998
Net asset value per share	$49.20
A-Class:
Net assets	$5,987,851
Capital shares outstanding	119,080
Net asset value per share	$50.28
Maximum offering price per share
(Net asset value divided by 95.25%)	$52.79
C-Class:
Net assets	$18,607,537
Capital shares outstanding	406,991
Net asset value per share	$45.72

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $130,874)	$2,392,353
Income from securities lending, net	22,621
Interest	606
Other income	153
Total investment income	2,415,733

Expenses:
Management fees	999,903
Transfer agent and administrative fees	333,301
Distribution and service fees:
Advisor Class	31,011
A-Class	18,467
C-Class	219,024
Portfolio accounting fees	133,319
Custodian fees	23,517
Trustees’ fees*	14,132
Miscellaneous	170,074
Total expenses	1,942,748
Net investment income	472,985

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,819,946)
Foreign currency	4
Net realized loss	(2,819,942)
Net change in unrealized appreciation (depreciation) on:
Investments	(17,844,799)
Net change in unrealized appreciation (depreciation)	(17,844,799)
Net realized and unrealized loss	(20,664,741)
Net decrease in net assets resulting from operations	$(20,191,756)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 101

precious metals fund

STATEMENTS OF CHANGES IN NET ASSETS

	year Ended	year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From operations:
Net investment income (loss)	$472,985	$(476,552)
Net realized gain (loss) on investments	(2,819,942)	19,678,661
Net change in unrealized appreciation (depreciation) on investments	(17,844,799)	(67,488,597)
Net decrease in net assets resulting from operations	(20,191,756)	(48,286,488)

Distributions to shareholders from:
Net investment income
Investor Class	(192,477)	(342,783)
Advisor Class	(8,168)	(98,439)
A-Class	(15,320)	(29,266)
C-Class	(41,649)	(131,027)
Net realized gains
Investor Class	(4,128,966)	—
Advisor Class	(175,216)	—
A-Class	(328,641)	—
C-Class	(893,443)	—
Total distributions to shareholders	(5,783,880)	(601,515)

Capital share transactions:
Proceeds from sale of shares
Investor Class	366,675,941	423,424,295
Advisor Class	66,385,396	175,221,277
A-Class	10,420,356	16,352,801
C-Class	55,350,011	100,545,119
Distributions reinvested
Investor Class	4,213,393	327,275
Advisor Class	181,989	98,109
A-Class	258,731	26,774
C-Class	916,449	127,230
Cost of shares redeemed
Investor Class	(362,487,037)	(456,983,256)
Advisor Class	(71,618,028)	(188,141,866)
A-Class	(9,211,579)	(21,646,696)
C-Class	(58,172,115)	(105,056,886)
Net increase (decrease) from capital share transactions	2,913,507	(55,705,824)
Net decrease in net assets	(23,062,129)	(104,593,827)

Net assets:
Beginning of year	122,191,466	226,785,293
End of year	$99,129,337	$122,191,466
Undistributed/(Accumulated) net investment income/(loss) at end of year	$291,910	$(928,587)

Capital share activity:
Shares sold
Investor Class	5,958,091	5,482,005
Advisor Class	1,151,300	2,329,104
A-Class	174,830	219,463
C-Class	1,016,646	1,456,077
Shares issued from reinvestment of distributions
Investor Class	65,701	4,566
Advisor Class	2,974	1,425
A-Class	4,140	382
C-Class	16,087	1,971
Shares redeemed
Investor Class	(5,853,272)	(5,909,703)
Advisor Class	(1,242,772)	(2,541,906)
A-Class	(159,753)	(295,558)
C-Class	(1,075,323)	(1,512,258)
Net increase (decrease) in shares	58,649	(764,432)

102 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

precious metals fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$65.73	$86.74	$61.73	$46.36	$69.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	(.02)	(.28)	(.44)	(.23)
Net gain (loss) on investments (realized and unrealized)	(12.12)	(20.70)	25.32	15.96	(23.30)
Total from investment operations	(11.78)	(20.72)	25.04	15.52	(23.53)
Less distributions from:
Net investment income	(.10)	(.29)	(.03)	—	—
Net realized gains	(2.20)	—	—	(.08)	—
Return of capital	—	—	—	(.07)	—
Total distributions	(2.30)	(.29)	(.03)	(.15)	—
Net asset value, end of period	$51.65	$65.73	$86.74	$61.73	$46.36

Total Return[b]	(18.60%)	(23.91%)	40.57%	33.44%	(33.67%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,386	$79,637	$141,798	$113,546	$160,759
Ratios to average net assets:
Net investment income (loss)	0.55%	(0.03%)	(0.37%)	(0.76%)	(0.48%)
Total expenses	1.25%	1.26%	1.28%	1.28%	1.28%
Portfolio turnover rate	206%	235%	322%	383%	245%

	year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$63.02	$83.59	$59.79	$45.12	$68.36
Income (loss) from investment operations:
Net investment loss[a]	(.02)	(.44)	(.61)	(.79)	(.50)
Net gain (loss) on investments (realized and unrealized)	(11.50)	(19.84)	24.44	15.61	(22.74)
Total from investment operations	(11.52)	(20.28)	23.83	14.82	(23.24)
Less distributions from:
Net investment income	(.10)	(.29)	(.03)	—	—
Net realized gains	(2.20)	—	—	(.08)	—
Return of capital	—	—	—	(.07)	—
Total distributions	(2.30)	(.29)	(.03)	(.15)	—
Net asset value, end of period	$49.20	$63.02	$83.59	$59.79	$45.12

Total Return[b]	(18.99%)	(24.29%)	39.87%	32.81%	(34.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,148	$9,610	$30,418	$18,677	$12,056
Ratios to average net assets:
Net investment loss	(0.04%)	(0.59%)	(0.86%)	(1.35%)	(1.02%)
Total expenses	1.75%	1.76%	1.78%	1.77%	1.77%
Portfolio turnover rate	206%	235%	322%	383%	245%

See Notes to Financial Statements.	the RYDEX FUNDS ANNUAL REPORT | 103

precious metals fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$64.21	$84.97	$60.63	$45.64	$68.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	(.22)	(.45)	(.59)	(.36)
Net gain (loss) on investments (realized and unrealized)	(11.84)	(20.25)	24.82	15.73	(22.96)
Total from investment operations	(11.63)	(20.47)	24.37	15.14	(23.32)
Less distributions from:
Net investment income	(.10)	(.29)	(.03)	—	—
Net realized gains	(2.20)	—	—	(.08)	—
Return of capital	—	—	—	(.07)	—
Total distributions	(2.30)	(.29)	(.03)	(.15)	—
Net asset value, end of period	$50.28	$64.21	$84.97	$60.63	$45.64

Total Return[b]	(18.80%)	(24.13%)	40.21%	33.14%	(33.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,988	$6,412	$14,919	$8,422	$8,484
Ratios to average net assets:
Net investment income (loss)	0.35%	(0.30%)	(0.63%)	(1.04%)	(0.71%)
Total expenses	1.50%	1.51%	1.53%	1.52%	1.53%
Portfolio turnover rate	206%	235%	322%	383%	245%

	year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$59.02	$78.70	$56.58	$42.92	$65.38
Income (loss) from investment operations:
Net investment loss[a]	(.23)	(.72)	(.94)	(.97)	(.68)
Net gain (loss) on investments (realized and unrealized)	(10.77)	(18.67)	23.09	14.78	(21.78)
Total from investment operations	(11.00)	(19.39)	22.15	13.81	(22.46)
Less distributions from:
Net investment income	(.10)	(.29)	(.03)	—	—
Net realized gains	(2.20)	—	—	(.08)	—
Return of capital	—	—	—	(.07)	—
Total distributions	(2.30)	(.29)	(.03)	(.15)	—
Net asset value, end of period	$45.72	$59.02	$78.70	$56.58	$42.92

Total Return[b]	(19.39%)	(24.68%)	39.18%	32.14%	(34.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,608	$26,533	$39,650	$23,483	$20,452
Ratios to average net assets:
Net investment loss	(0.42%)	(1.04%)	(1.37%)	(1.81%)	(1.43%)
Total expenses	2.25%	2.26%	2.28%	2.28%	2.27%
Portfolio turnover rate	206%	235%	322%	383%	245%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.

[b]	Total return does not reflect the impact of any applicable sales charges.

104 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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the RYDEX FUNDS ANNUAL REPORT | 105

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

Retailing Fund

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail-order operations and other companies involved in selling products to consumers (“Retailing Companies”).

For the one-year period ended March 28, 2013, Retailing Fund Investor Class returned 12.44%, compared with 19.85% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 13.96%.

Within the sector, the heavily weighted specialty retail segment contributed most to Fund performance, followed by food & staples retailing. No industry detracted from return, but the multiline retail segment contributed least.

Fund performance for the period benefited most from Wal-Mart Stores, Inc., Home Depot, Inc. and Amazon.com, Inc. Groupon, Inc., J.C. Penney Company, Inc. and Zumiez, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001

Ten Largest Holdings (% of Total Net Assets)
Wal-Mart Stores, Inc.	6.4%
Amazon.com, Inc.	4.5%
Home Depot, Inc.	4.1%
CVS Caremark Corp.	3.3%
Walgreen Co.	2.8%
Costco Wholesale Corp.	2.8%
Target Corp.	2.7%
Lowe’s Companies, Inc.	2.6%
TJX Companies, Inc.	2.4%
Priceline.com, Inc.	2.2%
Top Ten Total	33.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

106 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	12.44%	11.26%	9.42%
Advisor Class Shares	12.16%	10.78%	8.95%
C-Class Shares	11.40%	10.16%	8.37%
C-Class Shares with CDSC†	10.40%	10.16%	8.37%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Consumer Discretionary Index	19.85%	13.46%	10.41%

			Since
			inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	12.05%	11.01%	7.12%
A-Class Shares with sales charge‡	6.70%	9.93%	6.51%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Consumer Discretionary Index	19.85%	13.46%	8.35%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS	March 28, 2013
retailing fund

	Shares	Value

COMMON STOCKS† - 99.0%

Apparel Retail - 17.5%
TJX Companies, Inc.	10,402	$486,293
The Gap, Inc.	9,399	332,724
Ross Stores, Inc.	5,150	312,193
L Brands, Inc.	6,557	292,836
Urban Outfitters, Inc.*	4,909	190,175
Foot Locker, Inc.	5,543	189,792
Abercrombie & Fitch Co. — Class A	3,286	151,813
American Eagle Outfitters, Inc.	7,940	148,478
Ascena Retail Group, Inc.*	7,376	136,825
Chico’s FAS, Inc.	7,796	130,973
DSW, Inc. — Class A	1,995	127,281
Buckle, Inc.	2,533	118,164
Guess?, Inc.	4,560	113,225
Express, Inc.*	5,670	100,983
Men’s Wearhouse, Inc.	2,883	96,350
ANN, Inc.*	3,192	92,632
Genesco, Inc.*	1,531	91,998
Francesca’s Holdings Corp.*,1	3,200	91,712
Aeropostale, Inc.*	6,005	81,668
Finish Line, Inc. — Class A	4,146	81,220
Jos. A. Bank Clothiers, Inc.*	1,973	78,723
Children’s Place Retail Stores, Inc.*	1,708	76,553
Stage Stores, Inc.	2,860	74,017
Total Apparel Retail		3,596,628
Internet Retail - 12.9%
Amazon.com, Inc.*	3,457	921,255
Priceline.com, Inc.*	648	445,779
Netflix, Inc.*	1,361	257,787
TripAdvisor, Inc.*	4,265	223,998
Expedia, Inc.	3,685	221,137
Groupon, Inc. — Class A*	30,109	184,267
HomeAway, Inc.*	4,300	139,750
Ctrip.com International Ltd. ADR*,1	6,270	134,053
Shutterfly, Inc.*	2,360	104,241
Total Internet Retail		2,632,267
Specialty Stores - 11.1%
Staples, Inc.	18,325	246,104
Tiffany & Co.	3,503	243,599
Tractor Supply Co.	2,031	211,488
PetSmart, Inc.	3,402	211,264
Dick’s Sporting Goods, Inc.	4,127	195,207
Sally Beauty Holdings, Inc.*	6,366	187,033
Ulta Salon Cosmetics & Fragrance, Inc.*	2,085	169,239
Cabela’s, Inc.*	2,784	169,212
GNC Holdings, Inc. — Class A	4,080	160,262
Signet Jewelers Ltd.	2,068	138,556
Hibbett Sports, Inc.*	1,680	94,534
Vitamin Shoppe, Inc.*	1,861	90,910
OfficeMax, Inc.	7,050	81,851
Barnes & Noble, Inc.*	4,900	80,605
Total Specialty Stores		2,279,864
Hypermarkets & Super Centers - 10.3%
Wal-Mart Stores, Inc.	17,590	1,316,259
Costco Wholesale Corp.	5,347	567,370
PriceSmart, Inc.	1,550	120,637
Cia Brasileira de Distribuicao
Grupo Pao de Acucar ADR	1,932	102,937
Total Hypermarkets & Super Centers		2,107,203
Automotive Retail - 7.6%
AutoZone, Inc.*	750	297,577
O’Reilly Automotive, Inc.*	2,703	277,192
CarMax, Inc.*	6,077	253,411
Advance Auto Parts, Inc.	2,541	210,014
AutoNation, Inc.*	4,324	189,175
Penske Automotive Group, Inc.	4,320	144,115
Group 1 Automotive, Inc.	1,527	91,727
Asbury Automotive Group, Inc.*	2,250	82,553
Total Automotive Retail		1,545,764
General Merchandise Stores - 7.3%
Target Corp.	8,034	549,927
Dollar General Corp.*	6,681	337,925
Dollar Tree, Inc.*	5,840	282,831
Family Dollar Stores, Inc.	3,610	213,171
Big Lots, Inc.*	3,298	116,320
Total General Merchandise Stores		1,500,174
Home Improvement Retail - 7.2%
Home Depot, Inc.	12,013	838,268
Lowe’s Companies, Inc.	13,845	525,002
Lumber Liquidators Holdings, Inc.*	1,560	109,543
Total Home Improvement Retail		1,472,813
Department Stores - 7.1%
Macy’s, Inc.	7,868	329,197
Nordstrom, Inc.	4,941	272,891
Kohl’s Corp.	5,599	258,282
Sears Holdings Corp.*,1	3,640	181,891
JC Penney Company, Inc.[1]	9,879	149,272
Dillard’s, Inc. — Class A	1,889	148,381
Saks, Inc.*	9,130	104,721
Total Department Stores		1,444,635
Drug Retail - 6.2%
CVS Caremark Corp.	12,437	683,911
Walgreen Co.	12,216	582,459
Total Drug Retail		1,266,370
Homefurnishing Retail - 4.2%
Bed Bath & Beyond, Inc.*	4,968	320,039
Williams-Sonoma, Inc.	3,828	197,219
Pier 1 Imports, Inc.	5,608	128,984
Aaron’s, Inc.	4,227	121,230
Select Comfort Corp.*	4,377	86,533
Total Homefurnishing Retail		854,005

108 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENT (concluded)	March 28, 2013
retailing fund

	Shares	Value

Distributors - 3.0%
Genuine Parts Co.	3,673	$286,494
LKQ Corp.*	9,670	210,419
Pool Corp.	2,550	122,400
Total Distributors		619,313
Computer & Electronics Retail - 2.5%
Best Buy Company, Inc.	10,155	224,933
GameStop Corp. — Class A1	5,695	159,289
Rent-A-Center, Inc. — Class A	3,216	118,799
Total Computer & Electronics Retail		503,021
Catalog Retail - 2.1%
Liberty Interactive Corp. — Class A*	12,983	277,577
HSN, Inc.	2,590	142,087
Total Catalog Retail		419,664
Total Common Stocks
(Cost $13,904,278)		20,241,721

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 1.0%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$212,368	212,368
Total Repurchase Agreement
(Cost $212,368)		212,368

SECURITIES LENDING COLLATERAL††,3 - 1.2%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	138,804	138,804
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	109,192	109,192
Total Securities Lending Collateral
(Cost $247,996)		247,996
Total Investments - 101.2%
(Cost $14,364,642)		$20,702,085
Other Assets & Liabilities, net - (1.2)%		(246,218)
Total Net Assets - 100.0%		$20,455,867

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.

[3]	Securities lending collateral — See Note 6. ADR — American Depositary Receipt

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 109

retailing fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $245,001 of securities loaned
(cost $13,904,278)	$20,241,721
Repurchase agreements, at value
(cost $460,364)	460,364
Total investments
(cost $14,364,642)	20,702,085
Cash	2,706
Receivables:
Fund shares sold	1,261,553
Dividends	16,991
Interest	505
Total assets	21,983,840
Liabilities:
Payable for:
Securities purchased	877,670
Fund shares redeemed	366,665
Upon return of securities loaned	247,996
Management fees	13,917
Transfer agent and administrative fees	4,093
Distribution and service fees	2,581
Portfolio accounting fees	1,637
Miscellaneous	13,414
Total liabilities	1,527,973
Net assets	$20,455,867
Net assets consist of:
Paid in capital	$19,828,017
Undistributed net investment income	—
Accumulated net realized loss on investments	(5,709,593)
Net unrealized appreciation on investments	6,337,443
Net assets	$20,455,867
Investor Class:
Net assets	$14,671,036
Capital shares outstanding	747,860
Net asset value per share	$19.62
Advisor Class:
Net assets	$2,454,098
Capital shares outstanding	133,016
Net asset value per share	$18.45
A-Class:
Net assets	$1,500,157
Capital shares outstanding	79,836
Net asset value per share	$18.79
Maximum offering price per share
(Net asset value divided by 95.25%)	$19.73
C-Class:
Net assets	$1,830,576
Capital shares outstanding	105,233
Net asset value per share	$17.40

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $141)	$500,199
Income from securities lending, net	4,801
Interest	123
Total investment income	505,123

Expenses:
Management fees	231,137
Transfer agent and administrative fees	67,982
Distribution and service fees:
Advisor Class	8,873
A-Class	8,479
C-Class	19,575
Portfolio accounting fees	27,192
Custodian fees	4,580
Trustees’ fees*	2,523
Miscellaneous	33,643
Total expenses	403,984
Net investment income	101,139

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,744,690
Foreign currency	56
Net realized gain	1,744,746
Net change in unrealized appreciation (depreciation) on:
Investments	(331,652)
Net change in unrealized appreciation (depreciation)	(331,652)
Net realized and unrealized gain	1,413,094
Net increase in net assets resulting from operations	$1,514,233

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

110 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

retailing fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment income (loss)	$101,139	$(32,136)
Net realized gain (loss) on investments	1,744,746	(1,736,442)
Net change in unrealized appreciation (depreciation) on investments	(331,652)	4,064,079
Net increase in net assets resulting from operations	1,514,233	2,295,501

Distributions to shareholders from:
Net investment income
Investor Class	—	(10,261)
Advisor Class	—	(2,123)
A-Class	—	(918)
C-Class	—	(2,740)
Total distributions to shareholders	—	(16,042)

Capital share transactions:
Proceeds from sale of shares
Investor Class	124,440,704	154,522,734
Advisor Class	34,065,876	41,989,998
A-Class	9,815,440	6,468,017
C-Class	28,702,196	42,900,385
Distributions reinvested
Investor Class	—	9,550
Advisor Class	—	2,100
A-Class	—	708
C-Class	—	1,782
Cost of shares redeemed
Investor Class	(145,758,850)	(124,920,412)
Advisor Class	(35,612,946)	(39,872,121)
A-Class	(14,039,858)	(1,518,199)
C-Class	(29,752,249)	(43,364,257)
Net increase (decrease) from capital share transactions	(28,139,687)	36,220,285
Net increase (decrease) in net assets	(26,625,454)	38,499,744

Net assets:
Beginning of year	47,081,321	8,581,577
End of year	$20,455,867	$47,081,321
Accumulated net investment loss at end of year	$—	$(18,867)

Capital share activity:
Shares sold
Investor Class	6,997,301	10,008,491
Advisor Class	2,011,477	2,942,412
A-Class	575,762	406,397
C-Class	1,831,862	3,163,632
Shares issued from reinvestment of distributions
Investor Class	—	653
Advisor Class	—	152
A-Class	—	50
C-Class	—	136
Shares redeemed
Investor Class	(8,243,663)	(8,272,567)
Advisor Class	(2,120,335)	(2,814,468)
A-Class	(835,701)	(103,243)
C-Class	(1,893,223)	(3,201,016)
Net increase (decrease) in shares	(1,676,520)	2,130,629

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 111

retailing fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$17.45	$14.66	$12.75	$8.58	$11.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.01	.05	.03	(.01)
Net gain (loss) on investments (realized and unrealized)	2.08	2.79	1.89	4.14	(2.95)
Total from investment operations	2.17	2.80	1.94	4.17	(2.96)
Less distributions from:
Net investment income	—	(.01)	(.03)	—	—
Total distributions	—	(.01)	(.03)	—	—
Net asset value, end of period	$19.62	$17.45	$14.66	$12.75	$8.58

Total Return[b]	12.44%	19.14%	15.20%	48.60%	(25.65%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,671	$34,802	$3,776	$12,060	$84,894
Ratios to average net assets:
Net investment income (loss)	0.51%	0.04%	0.34%	0.28%	(0.14%)
Total expenses	1.35%	1.34%	1.39%	1.38%	1.32%
Portfolio turnover rate	472%	822%	1,062%	1,049%	461%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$16.45	$13.91	$12.14	$8.20	$11.10
Income (loss) from investment operations:
Net investment loss[a]	(.01)	(.09)	(.07)	(.06)	(.02)
Net gain (loss) on investments (realized and unrealized)	2.01	2.64	1.87	4.00	(2.88)
Total from investment operations	2.00	2.55	1.80	3.94	(2.90)
Less distributions from:
Net investment income	—	(.01)	(.03)	—	—
Total distributions	—	(.01)	(.03)	—	—
Net asset value, end of period	$18.45	$16.45	$13.91	$12.14	$8.20

Total Return[b]	12.16%	18.38%	14.81%	48.05%	(26.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,454	$3,979	$1,583	$2,350	$901
Ratios to average net assets:
Net investment loss	(0.05%)	(0.66%)	(0.58%)	(0.57%)	(0.26%)
Total expenses	1.85%	1.84%	1.89%	1.87%	1.88%
Portfolio turnover rate	472%	822%	1,062%	1,049%	461%

112 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

retailing fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$16.77	$14.14	$12.31	$8.30	$11.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.03)	.18	(.01)	(.02)
Net gain (loss) on investments (realized and unrealized)	1.99	2.67	1.68	4.02	(2.86)
Total from investment operations	2.02	2.64	1.86	4.01	(2.88)
Less distributions from:
Net investment income	—	(.01)	(.03)	—	—
Total distributions	—	(.01)	(.03)	—	—
Net asset value, end of period	$18.79	$16.77	$14.14	$12.31	$8.30

Total Return[b]	12.05%	18.71%	15.09%	48.31%	(25.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,500	$5,697	$517	$395	$49
Ratios to average net assets:
Net investment income (loss)	0.20%	(0.18%)	1.42%	(0.12%)	(0.17%)
Total expenses	1.59%	1.58%	1.64%	1.62%	1.63%
Portfolio turnover rate	472%	822%	1,062%	1,049%	461%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$15.62	$13.27	$11.65	$7.92	$10.76
Income (loss) from investment operations:
Net investment loss[a]	(.06)	(.13)	(.11)	(.10)	(.07)
Net gain (loss) on investments (realized and unrealized)	1.84	2.49	1.76	3.83	(2.77)
Total from investment operations	1.78	2.36	1.65	3.73	(2.84)
Less distributions from:
Net investment income	—	(.01)	(.03)	—	—
Total distributions	—	(.01)	(.03)	—	—
Net asset value, end of period	$17.40	$15.62	$13.27	$11.65	$7.92

Total Return[b]	11.40%	17.83%	14.14%	47.10%	(26.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,831	$2,603	$2,705	$1,709	$1,008
Ratios to average net assets:
Net investment loss	(0.39%)	(0.96%)	(0.96%)	(1.08%)	(0.76%)
Total expenses	2.35%	2.35%	2.39%	2.38%	2.38%
Portfolio turnover rate	472%	822%	1,062%	1,049%	461%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 113

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

technology FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies (“Technology Companies”).

For the one-year period ended March 28, 2013, Technology Fund Investor Class returned 1.54%, compared with -1.12% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 13.96%.

Within the sector, internet software & services was the largest contributor to return, followed by the IT services segment. The largest detractor from return was computers & peripherals, followed by diversified financial services.

Top-contributing holdings were Visa, Inc., Google, Inc. and eBay, Inc. Apple, Inc., Baidu, Inc. and Nokia Corp. were the holdings detracting most from performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
Advisor Class	April 29, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	4.3%
Google, Inc. — Class A	3.3%
Microsoft Corp.	3.3%
International Business Machines Corp.	3.2%
Oracle Corp.	2.4%
Visa, Inc. — Class A	2.3%
QUALCOMM, Inc.	2.3%
Intel Corp.	2.2%
Cisco Systems, Inc.	2.2%
eBay, Inc.	1.8%
Top Ten Total	27.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

114 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
	1 Year	5 Year	10 Year
Investor Class Shares	1.54%	4.30%	7.44%
Advisor Class Shares	1.04%	3.75%	6.90%
C-Class Shares	0.54%	3.24%	6.37%
C-Class Shares with CDSC†	-0.46%	3.24%	6.37%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Information Technology Index	-1.12%	8.00%	9.18%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	1.32%	4.00%	4.69%
A-Class Shares with sales charge‡	-3.50%	3.00%	4.10%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Information Technology Index	-1.12%	8.00%	7.40%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the RYDEX FUNDS ANNUAL REPORT | 115

SCHEDULE OF INVESTMENTS	March 28, 2013
technology fund

	Shares	Value

COMMON STOCKS† - 99.2%

Semiconductors - 16.5%
Intel Corp.	13,464	$294,189
Texas Instruments, Inc.	4,976	176,549
Broadcom Corp. — Class A	3,572	123,841
Taiwan Semiconductor Manufacturing Company Ltd. ADR	6,778	116,514
Avago Technologies Ltd.	3,162	113,579
Marvell Technology Group Ltd.	10,612	112,275
ARM Holdings plc ADR	2,592	109,823
Analog Devices, Inc.	2,280	105,997
NXP Semiconductor N.V.*	3,480	105,305
Mellanox Technologies Ltd.*	1,832	101,694
Altera Corp.	2,646	93,854
Micron Technology, Inc.*	9,065	90,469
Xilinx, Inc.	2,298	87,715
Maxim Integrated Products, Inc.	2,622	85,608
Linear Technology Corp.	2,190	84,030
NVIDIA Corp.	6,194	79,407
Microchip Technology, Inc.	2,047	75,248
Cree, Inc.*	1,320	72,217
Skyworks Solutions, Inc.*	2,608	57,454
LSI Corp.*	7,830	53,087
First Solar, Inc.*	1,580	42,597
Cirrus Logic, Inc.*	1,469	33,420
Total Semiconductors		2,214,872
Internet Software & Services - 15.4%
Google, Inc. — Class A*	561	445,452
eBay, Inc.*	4,425	239,924
Facebook, Inc. — Class A*	8,371	214,130
Yahoo!, Inc.*	6,232	146,639
Baidu, Inc. ADR*	1,556	136,461
LinkedIn Corp. — Class A*	685	120,601
SINA Corp.*	2,360	114,672
MercadoLibre, Inc.	1,137	109,789
Yandex N.V. — Class A*	4,560	105,427
Equinix, Inc.*	420	90,850
VeriSign, Inc.*	1,632	77,161
Rackspace Hosting, Inc.*	1,460	73,701
Akamai Technologies, Inc.*	2,015	71,109
IAC/InterActiveCorp	1,240	55,403
AOL, Inc.	1,296	49,883
Total Internet Software & Services		2,051,202
Systems Software - 12.0%
Microsoft Corp.	15,307	437,933
Oracle Corp.	10,075	325,826
VMware, Inc. — Class A*	1,956	154,289
Symantec Corp.*	4,683	115,576
Check Point Software Technologies Ltd.*	2,250	105,728
CA, Inc.	3,752	94,438
Red Hat, Inc.*	1,747	88,328
BMC Software, Inc.*	1,592	73,757
ServiceNow, Inc.*	1,680	60,816
Fortinet, Inc.*	2,250	53,280
MICROS Systems, Inc.*	1,160	52,792
Sourcefire, Inc.*	640	37,907
Total Systems Software		1,600,670
Data Processing & Outsourced Services - 10.0%
Visa, Inc. — Class A	1,796	305,032
Mastercard, Inc. — Class A	426	230,521
Automatic Data Processing, Inc.	2,415	157,023
Paychex, Inc.	2,893	101,458
Fidelity National Information Services, Inc.	2,464	97,624
Fiserv, Inc.*	1,108	97,316
Western Union Co.	5,564	83,683
Alliance Data Systems Corp.*	497	80,459
Computer Sciences Corp.	1,556	76,602
Total System Services, Inc.	2,460	60,959
VeriFone Systems, Inc.*	2,060	42,601
Total Data Processing & Outsourced Services		1,333,278
Communications Equipment - 9.4%
QUALCOMM, Inc.	4,529	303,217
Cisco Systems, Inc.	13,997	292,677
Research In Motion Ltd.*,1	9,896	142,997
Motorola Solutions, Inc.	1,870	119,736
Juniper Networks, Inc.*	4,444	82,392
F5 Networks, Inc.*	834	74,293
Harris Corp.	1,422	65,895
JDS Uniphase Corp.*	3,470	46,394
Aruba Networks, Inc.*	1,860	46,016
Riverbed Technology, Inc.*	2,940	43,835
Ciena Corp.*	2,155	34,502
Total Communications Equipment		1,251,954
Computer Hardware - 8.1%
Apple, Inc.	1,306	578,074
Hewlett-Packard Co.	8,269	197,133
Dell, Inc.	9,872	141,466
NCR Corp.*	2,160	59,530
3D Systems Corp.*	1,576	50,810
Stratasys Ltd.*	640	47,501
Total Computer Hardware		1,074,514
IT Consulting & Other Services - 7.2%
International Business Machines Corp.	2,008	428,306
Cognizant Technology Solutions Corp. — Class A*	1,750	134,068
Accenture plc — Class A	1,707	129,681
Infosys Ltd. ADR[1]	2,112	113,858
Teradata Corp.*	1,495	87,472
SAIC, Inc.	4,720	63,956
Total IT Consulting & Other Services		957,341
Application Software - 7.0%
Salesforce.com, Inc.*	811	145,031
Adobe Systems, Inc.*	3,088	134,359
Intuit, Inc.	1,890	124,079
SAP AG ADR[1]	1,288	103,736
Citrix Systems, Inc.*	1,401	101,096

116 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENT (concluded)	March 28, 2013
technology fund

	Shares	Value

Autodesk, Inc.*	2,088	$86,109
Nuance Communications, Inc.*	3,580	72,244
Synopsys, Inc.*	1,840	66,019
Informatica Corp.*	1,498	51,636
TIBCO Software, Inc.*	2,310	46,708
Total Application Software		931,017
Computer Storage & Peripherals - 4.9%
EMC Corp.*	7,955	190,045
Seagate Technology plc	3,543	129,532
SanDisk Corp.*	1,853	101,915
NetApp, Inc.*	2,869	98,005
Western Digital Corp.	1,932	97,141
Fusion-io, Inc.*	2,090	34,213
Total Computer Storage & Peripherals		650,851
Semiconductor Equipment - 3.2%
Applied Materials, Inc.	8,327	112,247
ASML Holding N.V. — Class G	1,568	106,640
KLA-Tencor Corp.	1,548	81,642
Lam Research Corp.*	1,734	71,892
Teradyne, Inc.*	2,970	48,173
Total Semiconductor Equipment		420,594
Electronic Manufacturing Services - 1.8%
TE Connectivity Ltd.	2,667	111,827
Trimble Navigation Ltd.*	2,580	77,297
Jabil Circuit, Inc.	2,860	52,853
Total Electronic Manufacturing Services		241,977
Electronic Components - 1.7%
Corning, Inc.	9,486	126,449
Amphenol Corp. — Class A	1,311	97,866
Total Electronic Components		224,315
Home Entertainment Software - 1.3%
Activision Blizzard, Inc.	7,656	111,547
Electronic Arts, Inc.*	3,475	61,508
Total Home Entertainment Software		173,055
Office Electronics - 0.7%
Xerox Corp.	10,514	90,420
Total Common Stocks
(Cost $6,665,067)		13,216,060

	Face
	Amount

REPURCHASE AGREEMENT††,2 - 0.5%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$61,861	61,861
Total Repurchase Agreement
(Cost $61,861)		61,861

SECURITIES LENDING COLLATERAL††,3 - 1.0%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	76,735	76,735
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	60,365	60,365
Total Securities Lending Collateral
(Cost $137,100)		137,100
Total Investments - 100.7%
(Cost $6,864,028)		$13,415,021
Other Assets & Liabilities, net - (0.7)%		(91,514)
Total Net Assets - 100.0%		$13,323,507

*	Non-income producing security.

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.

[3]	Securities lending collateral — See Note 6.

ADR — American Depositary Receipt

plc — Public Limited Company

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 117

technology fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $136,208 of securities loaned
(cost $6,665,067)	$13,216,060
Repurchase agreements, at value
(cost $198,961)	198,961
Total investments
(cost $6,864,028)	13,415,021
Cash	1,324
Receivables:
Fund shares sold	243,504
Dividends	8,617
Interest	198
Total assets	13,668,664
Liabilities:
Payable for:
Fund shares redeemed	187,691
Upon return of securities loaned	137,100
Management fees	9,403
Transfer agent and administrative fees	2,766
Distribution and service fees	2,246
Portfolio accounting fees	1,106
Miscellaneous	4,845
Total liabilities	345,157
Net assets	$13,323,507
Net assets consist of:
Paid in capital	$17,668,149
Accumulated net investment loss	(27,296)
Accumulated net realized loss on investments	(10,868,339)
Net unrealized appreciation on investments	6,550,993
Net assets	$13,323,507
Investor Class:
Net assets	$8,324,560
Capital shares outstanding	573,015
Net asset value per share	$14.53
Advisor Class:
Net assets	$1,285,579
Capital shares outstanding	94,881
Net asset value per share	$13.55
A-Class:
Net assets	$1,997,962
Capital shares outstanding	145,142
Net asset value per share	$13.77
Maximum offering price per share
(Net asset value divided by 95.25%)	$14.46
C-Class:
Net assets	$1,715,406
Capital shares outstanding	132,495
Net asset value per share	$12.95

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $1,362)	$216,478
Income from securities lending, net	2,058
Interest	65
Total investment income	218,601

Expenses:
Management fees	128,196
Transfer agent and administrative fees	37,705
Distribution and service fees:
Advisor Class	7,287
A-Class	4,336
C-Class	16,974
Portfolio accounting fees	15,081
Custodian fees	3,451
Trustees’ fees*	2,053
Miscellaneous	17,932
Total expenses	233,015
Net investment loss	(14,414)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	2,773,692
Net realized gain	2,773,692
Net change in unrealized appreciation (depreciation) on:
Investments	(3,288,892)
Net change in unrealized appreciation (depreciation)	(3,288,892)
Net realized and unrealized loss	(515,200)
Net decrease in net assets resulting from operations	$(529,614)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

118 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

technology fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(14,414)	$(104,258)
Net realized gain on investments	2,773,692	1,250,892
Net change in unrealized appreciation (depreciation) on investments	(3,288,892)	(2,397,822)
Net decrease in net assets resulting from operations	(529,614)	(1,251,188)
Capital share transactions:
Proceeds from sale of shares
Investor Class	39,415,333	108,582,687
Advisor Class	407,615	8,173,636
A-Class	3,445,923	7,857,718
C-Class	23,663,292	60,684,739
Cost of shares redeemed
Investor Class	(50,777,143)	(122,517,037)
Advisor Class	(1,416,694)	(12,349,402)
A-Class	(8,772,441)	(2,487,350)
C-Class	(24,568,978)	(60,553,860)
Net decrease from capital share transactions	(18,603,093)	(12,608,869)
Net decrease in net assets	(19,132,707)	(13,860,057)
Net assets:
Beginning of year	32,456,214	46,316,271
End of year	$13,323,507	$32,456,214
Accumulated net investment loss at end of year	$(27,296)	$(82,903)
Capital share activity:
Shares sold
Investor Class	2,927,741	8,083,995
Advisor Class	32,225	672,443
A-Class	266,617	613,241
C-Class	1,984,139	5,174,420
Shares redeemed
Investor Class	(3,751,652)	(9,227,976)
Advisor Class	(113,454)	(996,290)
A-Class	(663,608)	(201,069)
C-Class	(2,064,584)	(5,167,807)
Net decrease in shares	(1,382,576)	(1,049,043)

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 119

technology fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$14.31	$13.94	$12.03	$7.70	$11.77
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.01)	(.06)	(.05)	(.03)
Net gain (loss) on investments (realized and unrealized)	.21	.38	1.97	4.38	(4.04)
Total from investment operations	.22	.37	1.91	4.33	(4.07)
Net asset value, end of period	$14.53	$14.31	$13.94	$12.03	$7.70

Total Return[b]	1.54%	2.65%	15.88%	56.23%	(34.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,325	$19,985	$35,408	$37,391	$11,601
Ratios to average net assets:
Net investment income (loss)	0.10%	(0.10%)	(0.48%)	(0.52%)	(0.29%)
Total expenses	1.35%	1.36%	1.39%	1.38%	1.37%
Portfolio turnover rate	324%	487%	393%	335%	564%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.41	$13.13	$11.39	$7.32	$11.27
Income (loss) from investment operations:
Net investment loss[a]	(.04)	(.11)	(.11)	(.11)	(.05)
Net gain (loss) on investments (realized and unrealized)	.18	.39	1.85	4.18	(3.90)
Total from investment operations	.14	.28	1.74	4.07	(3.95)
Net asset value, end of period	$13.55	$13.41	$13.13	$11.39	$7.32

Total Return[b]	1.04%	2.13%	15.28%	55.60%	(35.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,286	$2,361	$6,565	$17,969	$1,914
Ratios to average net assets:
Net investment loss	(0.33%)	(0.87%)	(0.94%)	(1.04%)	(0.53%)
Total expenses	1.85%	1.85%	1.88%	1.87%	1.87%
Portfolio turnover rate	324%	487%	393%	335%	564%

120 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

technology fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.59	$13.28	$11.49	$7.37	$11.32
Income (loss) from investment operations:
Net investment loss[a]	(.03)	(.10)	(.09)	(.08)	(.04)
Net gain (loss) on investments (realized and unrealized)	.21	.41	1.88	4.20	(3.91)
Total from investment operations	.18	.31	1.79	4.12	(3.95)
Net asset value, end of period	$13.77	$13.59	$13.28	$11.49	$7.37

Total Return[b]	1.32%	2.33%	15.58%	55.90%	(34.89%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,998	$7,367	$1,725	$3,936	$1,669
Ratios to average net assets:
Net investment loss	(0.27%)	(0.76%)	(0.73%)	(0.78%)	(0.41%)
Total expenses	1.59%	1.59%	1.64%	1.63%	1.63%
Portfolio turnover rate	324%	487%	393%	335%	564%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.88	$12.69	$11.05	$7.14	$11.04
Income (loss) from investment operations:
Net investment loss[a]	(.11)	(.17)	(.17)	(.14)	(.12)
Net gain (loss) on investments (realized and unrealized)	.18	.36	1.81	4.05	(3.78)
Total from investment operations	.07	.19	1.64	3.91	(3.90)
Net asset value, end of period	$12.95	$12.88	$12.69	$11.05	$7.14

Total Return[b]	0.54%	1.50%	14.84%	54.76%	(35.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,715	$2,743	$2,618	$3,719	$1,335
Ratios to average net assets:
Net investment loss	(0.90%)	(1.45%)	(1.53%)	(1.49%)	(1.24%)
Total expenses	2.35%	2.36%	2.39%	2.38%	2.38%
Portfolio turnover rate	324%	487%	393%	335%	564%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 121

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications Companies”).

For the one-year period ended March 28, 2013, Telecommunications Fund Investor Class returned 0.50%, compared with 26.86% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned 13.96%.

The industry in the sector that contributed most to the Fund’s return was diversified telecommunication services, followed by wireless telecommunications services. Communications equipment was the only detractor from return.

Verizon Communications, Inc., AT&T, Inc. and Crown Castle International Corp. were the strongest performers for the period. NII Holdings, Inc., Nokia Corp. and F5 Networks, Inc. detracted most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
Advisor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001

Ten Largest Holdings (% of Total Net Assets)
AT&T, Inc.	9.8%
Verizon Communications, Inc.	8.2%
QUALCOMM, Inc.	7.5%
Cisco Systems, Inc.	7.2%
Research In Motion Ltd.	4.0%
Vodafone Group plc ADR	3.6%
CenturyLink, Inc.	3.3%
Crown Castle International Corp.	3.1%
Sprint Nextel Corp.	3.1%
America Movil SAB de CV ADR	3.0%
Top Ten Total	52.8%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

122 | the RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13
	1 Year	5 Year	10 Year
Investor Class Shares	0.50%	-2.05%	4.71%
Advisor Class Shares	-0.01%	-2.49%	4.26%
C-Class Shares	-0.24%	-2.89%	3.79%
C-Class Shares with CDSC†	-1.22%	-2.89%	3.79%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Telecommunications Services Index	26.86%	7.52%	10.39%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	0.30%	-2.25%	1.25%
A-Class Shares with sales charge‡	-4.44%	-3.19%	0.67%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Telecommunications Services Index	26.86%	7.52%	8.13%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Telecommunications Services Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

the RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS	March 28, 2013
telecommunications fund

	Shares	Value

COMMON STOCKS† - 99.6%

Communications Equipment - 43.6%
QUALCOMM, Inc.	4,946	$331,135
Cisco Systems, Inc.	15,273	319,358
Research In Motion Ltd.*,1	12,261	177,171
Motorola Solutions, Inc.	2,044	130,877
Juniper Networks, Inc.*	4,849	89,900
F5 Networks, Inc.*	909	80,974
Harris Corp.	1,548	71,734
Palo Alto Networks, Inc.*	1,073	60,732
JDS Uniphase Corp.*	3,792	50,699
Aruba Networks, Inc.*	2,025	50,099
Brocade Communications Systems, Inc.*	8,408	48,514
Riverbed Technology, Inc.*	3,209	47,846
ViaSat, Inc.*	944	45,727
Acme Packet, Inc.*	1,496	43,713
InterDigital, Inc.[1]	907	43,382
Telefonaktiebolaget LM Ericsson ADR	3,430	43,218
Polycom, Inc.*	3,872	42,902
Plantronics, Inc.	960	42,422
Arris Group, Inc.*	2,464	42,307
Ixia*	1,768	38,260
Ciena Corp.*	2,352	37,656
NETGEAR, Inc.*	1,018	34,113
ADTRAN, Inc.	1,695	33,307
Finisar Corp.*	2,384	31,445
Total Communications Equipment		1,937,491
Integrated Telecommunication Services - 28.1%
AT&T, Inc.	11,825	433,860
Verizon Communications, Inc.	7,423	364,840
CenturyLink, Inc.	4,124	144,876
Windstream Corp.[1]	7,906	62,853
Telefonica Brasil S.A. ADR	1,759	46,930
BCE, Inc.	976	45,569
Telefonica S.A. ADR	2,759	37,274
China Unicom Hong Kong Ltd. ADR	2,762	37,232
Nippon Telegraph & Telephone Corp. ADR	1,712	37,219
KT Corp. ADR*	2,335	36,683
Total Integrated Telecommunication Services		1,247,336
Wireless Telecommunication Services - 24.3%
Vodafone Group plc ADR	5,552	157,733
Crown Castle International Corp.*	1,972	137,330
Sprint Nextel Corp.*	22,074	137,080
America Movil SAB de CV ADR	6,451	135,213
SBA Communications Corp. — Class A*	1,295	93,266
MetroPCS Communications, Inc.*	5,759	62,773
Mobile Telesystems OJSC ADR	2,657	55,106
China Mobile Ltd. ADR	924	49,092
Telephone & Data Systems, Inc.	2,143	45,153
SK Telecom Company Ltd. ADR	2,298	41,065
Rogers Communications, Inc. — Class B	787	40,184
Tim Participacoes S.A. ADR	1,781	38,968
VimpelCom Ltd. ADR	3,130	37,216
NII Holdings, Inc.*,1	5,907	25,577
Leap Wireless International, Inc.*	3,625	21,351
Total Wireless Telecommunication Services		1,077,107
Alternative Carriers - 3.6%
Level 3 Communications, Inc.*	3,137	63,649
tw telecom, Inc. — Class A*	2,385	60,078
Cogent Communications Group, Inc.	1,314	34,690
Total Alternative Carriers		158,417
Total Common Stocks
(Cost $3,318,355)		4,420,351

	Face
	Amount
REPURCHASE AGREEMENT††,2 - 0.3%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$13,696	13,696
Total Repurchase Agreement
(Cost $13,696)		13,696
SECURITIES LENDING COLLATERAL††,3 - 2.1%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	53,207	53,207
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	41,856	41,856
Total Securities Lending Collateral
(Cost $95,063)		95,063
Total Investments - 102.0%
(Cost $3,427,114)		$4,529,110
Other Assets & Liabilities, net - (2.0)%		(88,207)
Total Net Assets - 100.0%		$4,440,903

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

124 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

telecommunications fund

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $91,792 of securities loaned
(cost $3,318,355)	$4,420,351
Repurchase agreements, at value
(cost $108,759)	108,759
Total investments
(cost $3,427,114)	4,529,110
Cash	224
Receivables:
Fund shares sold	1,398,048
Dividends	3,215
Interest	97
Total assets	5,930,694
Liabilities:
Payable for:
Securities purchased	1,368,316
Upon return of securities loaned	95,063
Fund shares redeemed	20,424
Management fees	2,258
Distribution and service fees	774
Transfer agent and administrative fees	664
Portfolio accounting fees	266
Miscellaneous	2,026
Total liabilities	1,489,791
Net assets	$4,440,903
Net assets consist of:
Paid in capital	$8,348,072
Undistributed net investment income	98,053
Accumulated net realized loss on investments	(5,107,218)
Net unrealized appreciation on investments	1,101,996
Net assets	$4,440,903
Investor Class:
Net assets	$2,970,185
Capital shares outstanding	218,597
Net asset value per share	$13.59
Advisor Class:
Net assets	$133,308
Capital shares outstanding	10,595
Net asset value per share	$12.58
A-Class:
Net assets	$553,280
Capital shares outstanding	43,176
Net asset value per share	$12.81
Maximum offering price per share
(Net asset value divided by 95.25%)	$13.45
C-Class:
Net assets	$784,130
Capital shares outstanding	65,348
Net asset value per share	$12.00

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $9,122)	$184,298
Income from securities lending, net	686
Interest	18
Total investment income	185,002

Expenses:
Management fees	45,003
Transfer agent and administrative fees	13,236
Distribution and service fees:
Advisor Class	754
A-Class	1,705
C-Class	7,561
Portfolio accounting fees	5,295
Custodian fees	1,200
Trustees’ fees*	645
Tax expense	285
Miscellaneous	6,185
Total expenses	81,869
Net investment income	103,133

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(923,019)
Net realized loss	(923,019)
Net change in unrealized appreciation (depreciation) on:
Investments	(590,028)
Net change in unrealized appreciation (depreciation)	(590,028)
Net realized and unrealized loss	(1,513,047)
Net decrease in net assets resulting from operations	$(1,409,914)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 125

telecommunications fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$103,133	$175,835
Net realized gain (loss) on investments	(923,019)	446,580
Net change in unrealized appreciation (depreciation) on investments	(590,028)	(1,853,210)
Net decrease in net assets resulting from operations	(1,409,914)	(1,230,795)
Distributions to shareholders from:
Net investment income
Investor Class	(44,154)	(75,956)
Advisor Class	(3,198)	(26,034)
A-Class	(13,939)	(45,257)
C-Class	(31,745)	(22,099)
Total distributions to shareholders	(93,036)	(169,346)
Capital share transactions:
Proceeds from sale of shares
Investor Class	47,071,590	47,973,211
Advisor Class	220,559	2,527,832
A-Class	939,223	2,925,127
C-Class	41,193,736	64,107,314
Distributions reinvested
Investor Class	43,205	74,213
Advisor Class	1,603	23,065
A-Class	13,939	45,175
C-Class	31,619	21,048
Cost of shares redeemed
Investor Class	(49,823,116)	(88,037,595)
Advisor Class	(280,290)	(2,967,150)
A-Class	(1,937,536)	(2,011,577)
C-Class	(40,997,450)	(66,192,569)
Net decrease from capital share transactions	(3,522,918)	(41,511,906)
Net decrease in net assets	(5,025,868)	(42,912,047)
Net assets:
Beginning of year	9,466,771	52,378,818
End of year	$4,440,903	$9,466,771
Undistributed net investment income at end of year	$98,053	$87,671
Capital share activity:
Shares sold
Investor Class	3,557,713	3,399,757
Advisor Class	17,839	180,932
A-Class	77,796	231,535
C-Class	3,550,899	5,027,824
Shares issued from reinvestment of distributions
Investor Class	3,402	5,970
Advisor Class	136	1,988
A-Class	1,165	3,841
C-Class	2,823	1,891
Shares redeemed
Investor Class	(3,850,396)	(5,959,087)
Advisor Class	(22,917)	(214,545)
A-Class	(155,431)	(162,618)
C-Class	(3,542,786)	(5,179,379)
Net decrease in shares	(359,757)	(2,661,891)

126 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

telecommunications fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.84	$15.71	$13.73	$10.29	$17.04
Income (loss) from investment operations:
Net investment income[a]	.27	.41	.10	.26	.27
Net gain (loss) on investments (realized and unrealized)	(.22)	(1.84)	1.96	3.52	(6.68)
Total from investment operations	.05	(1.43)	2.06	3.78	(6.41)
Less distributions from:
Net investment income	(.30)	(.44)	(.08)	(.34)	(.34)
Total distributions	(.30)	(.44)	(.08)	(.34)	(.34)
Net asset value, end of period	$13.59	$13.84	$15.71	$13.73	$10.29

Total Return[b]	0.50%	(8.77%)	15.06%	36.88%	(37.55%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,970	$7,028	$48,089	$4,677	$4,440
Ratios to average net assets:
Net investment income	2.06%	2.86%	0.73%	2.03%	1.92%
Total expenses	1.35%	1.36%	1.39%	1.39%	1.39%
Portfolio turnover rate	1,550%	793%	1,008%	867%	672%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.90	$14.74	$12.94	$9.75	$16.26
Income (loss) from investment operations:
Net investment income[a]	.19	.22	.03	.23	.17
Net gain (loss) on investments (realized and unrealized)	(.21)	(1.62)	1.85	3.30	(6.34)
Total from investment operations	(.02)	(1.40)	1.88	3.53	(6.17)
Less distributions from:
Net investment income	(.30)	(.44)	(.08)	(.34)	(.34)
Total distributions	(.30)	(.44)	(.08)	(.34)	(.34)
Net asset value, end of period	$12.58	$12.90	$14.74	$12.94	$9.75

Total Return[b]	(0.01%)	(9.15%)	14.59%	36.35%	(37.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133	$200	$695	$279	$9,991
Ratios to average net assets:
Net investment income	1.59%	1.65%	0.25%	1.94%	1.53%
Total expenses	1.86%	1.85%	1.88%	1.89%	1.81%
Portfolio turnover rate	1,550%	793%	1,008%	867%	672%

See Notes to Financial Statements.	THE RYDEX FUNDS ANNUAL REPORT | 127

telecommunications fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.09	$14.91	$13.07	$9.83	$16.33
Income (loss) from investment operations:
Net investment income[a]	.24	.18	.14	.17	.27
Net gain (loss) on investments (realized and unrealized)	(.22)	(1.56)	1.78	3.41	(6.43)
Total from investment operations	.02	(1.38)	1.92	3.58	(6.16)
Less distributions from:
Net investment income	(.30)	(.44)	(.08)	(.34)	(.34)
Total distributions	(.30)	(.44)	(.08)	(.34)	(.34)
Net asset value, end of period	$12.81	$13.09	$14.91	$13.07	$9.83

Total Return[b]	0.30%	(8.91%)	14.75%	36.57%	(37.66%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$553	$1,566	$699	$1,093	$1,317
Ratios to average net assets:
Net investment income	1.98%	1.41%	1.01%	1.45%	2.15%
Total expenses	1.61%	1.60%	1.64%	1.63%	1.63%
Portfolio turnover rate	1,550%	793%	1,008%	867%	672%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.35	$14.19	$12.50	$9.48	$15.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.05	(.01)	.10	.13
Net gain (loss) on investments (realized and unrealized)	(.21)	(1.45)	1.78	3.26	(6.22)
Total from investment operations	(.05)	(1.40)	1.77	3.36	(6.09)
Less distributions from:
Net investment income	(.30)	(.44)	(.08)	(.34)	(.34)
Total distributions	(.30)	(.44)	(.08)	(.34)	(.34)
Net asset value, end of period	$12.00	$12.35	$14.19	$12.50	$9.48

Total Return[b]	(0.24%)	(9.52%)	14.22%	35.59%	(38.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$784	$672	$2,896	$1,141	$1,281
Ratios to average net assets:
Net investment income (loss)	1.41%	0.39%	(0.07%)	0.86%	0.99%
Total expenses	2.36%	2.36%	2.39%	2.39%	2.42%
Portfolio turnover rate	1,550%	793%	1,008%	867%	672%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

128 | the RYDEX FUNDS ANNUAL REPORT	See Notes to Financial Statements.

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THE RYDEX FUNDS ANNUAL REPORT | 129

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation Companies”).

For the one-year period ended March 28, 2013, Transportation Fund Investor Class returned 18.95%, compared with 14.69% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 13.96%.

The road & rail segment was the largest contributor to return, followed by the airlines segment. The air freight & logistics segment was the only detractor from return.

Union Pacific Corp., Delta Air Lines, Inc. and Delphi Automotive PLC were the biggest contributors to performance for the period. Expeditors International of Washington, Inc., Gentex Corp. and Swift Transportation Co. detracted most from performance during the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
Advisor Class	June 9, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001

Ten Largest Holdings (% of Total Net Assets)
United Parcel Service, Inc. — Class B	6.4%
Union Pacific Corp.	5.8%
Ford Motor Co.	5.0%
General Motors Co.	4.3%
FedEx Corp.	3.7%
CSX Corp.	3.6%
Norfolk Southern Corp.	3.5%
Johnson Controls, Inc.	3.4%
Delta Air Lines, Inc.	2.7%
Delphi Automotive plc	2.5%
Top Ten Total	40.9%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

130 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	18.95%	5.07%	7.94%
Advisor Class Shares	18.42%	4.59%	7.44%
C-Class Shares	17.79%	4.03%	6.87%
C-Class Shares with CDSC†	16.79%	4.03%	6.87%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Industrials Index	14.69%	4.00%	9.56%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	18.70%	4.85%	5.71%
A-Class Shares with sales charge‡	13.06%	3.83%	5.12%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Industrials Index	14.69%	4.00%	6.40%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS	March 28, 2013
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.7%

RAILROADS - 20.3%
Union Pacific Corp.	36,586	$5,210,212
CSX Corp.	131,154	3,230,323
Norfolk Southern Corp.	41,072	3,165,830
Kansas City Southern	20,127	2,232,084
Canadian Pacific Railway Ltd.	11,798	1,539,285
Canadian National Railway Co.	14,550	1,459,365
Genesee & Wyoming, Inc. — Class A*	15,114	1,407,265
Total Railroads		18,244,364
AUTO PARTS & EQUIPMENT - 19.1%
Johnson Controls, Inc.	88,696	3,110,568
Delphi Automotive plc	51,630	2,292,372
BorgWarner, Inc.*	24,110	1,864,667
TRW Automotive Holdings Corp.*	28,560	1,570,800
Lear Corp.	26,287	1,442,368
Magna International, Inc.	18,720	1,098,864
Visteon Corp.*	18,775	1,083,318
Gentex Corp.	53,710	1,074,737
Autoliv, Inc.[1]	15,480	1,070,287
Dana Holding Corp.	57,490	1,025,047
Tenneco, Inc.*	25,330	995,722
American Axle & Manufacturing Holdings, Inc.*	48,120	656,838
Total Auto Parts & Equipment		17,285,588
AUTOMOBILE MANUFACTURERS - 15.4%
Ford Motor Co.	341,085	4,485,269
General Motors Co.*	140,250	3,901,755
Tesla Motors, Inc.*,1	36,605	1,386,963
Tata Motors Ltd. ADR	49,890	1,217,815
Toyota Motor Corp. ADR	11,830	1,214,231
Honda Motor Company Ltd. ADR	23,500	899,110
Thor Industries, Inc.	23,370	859,782
Total Automobile Manufacturers		13,964,925
AIR FREIGHT & LOGISTICS - 14.8%
United Parcel Service, Inc. — Class B	67,113	5,765,007
FedEx Corp.	34,110	3,349,602
CH Robinson Worldwide, Inc.	33,213	1,974,845
Expeditors International of Washington, Inc.	46,751	1,669,478
Atlas Air Worldwide Holdings, Inc.*	15,500	631,780
Total Air Freight & Logistics		13,390,712
AIRLINES - 12.2%
Delta Air Lines, Inc.*	146,237	2,414,373
United Continental Holdings, Inc.*	65,490	2,096,335
Southwest Airlines Co.	152,967	2,061,995
Alaska Air Group, Inc.*	21,874	1,399,061
Copa Holdings S.A. — Class A	9,482	1,134,142
US Airways Group, Inc.*,1	63,214	1,072,742
JetBlue Airways Corp.*	128,870	889,203
Total Airlines		11,067,851
TRUCKING - 11.9%
Hertz Global Holdings, Inc.*	87,189	1,940,826
J.B. Hunt Transport Services, Inc.	25,332	1,886,727
Old Dominion Freight Line, Inc.*	30,240	1,155,168
Avis Budget Group, Inc.*	39,424	1,097,170
Ryder System, Inc.	18,301	1,093,485
Landstar System, Inc.	18,228	1,040,637
Swift Transportation Co. — Class A*	62,700	889,086
Con-way, Inc.	24,152	850,392
Werner Enterprises, Inc.	34,540	833,796
Total Trucking		10,787,287
MOTORCYCLE MANUFACTURERS - 2.4%
Harley-Davidson, Inc.	40,871	2,178,424
TIRES & RUBBER - 2.1%
Goodyear Tire & Rubber Co.*	85,389	1,076,755
Cooper Tire & Rubber Co.	30,910	793,151
Total Tires & Rubber		1,869,906
MARINE - 1.5%
Kirby Corp.*	17,278	1,326,950
Total Common Stocks
(Cost $82,390,817)		90,116,007

	Face Amount
REPURCHASE AGREEMENT††,2 - 0.3%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$310,469	310,469
Total Repurchase Agreement
(Cost $310,469)		310,469

SECURITIES LENDING COLLATERAL††,3 - 2.0%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	1,006,063	1,006,063
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	791,427	791,427
Total Securities Lending Collateral
(Cost $1,797,490)		1,797,490
Total Investments - 102.0%
(Cost $84,498,776)		$92,223,966
Other Assets & Liabilities, net - (2.0)%		(1,811,960)
Total Net Assets - 100.0%		$90,412,006

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or portion of this security is on loan at March 28, 2013 — See Note 6.
[2]	Repurchase Agreement — See Note 5.
[3]	Securities lending collateral — See Note 6.
ADR — American Depositary Receipt
plc — Public Limited Company

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $1,767,927 of securities loaned
(cost $82,390,817)	$90,116,007
Repurchase agreements, at value
(cost $2,107,959)	2,107,959
Total investments
(cost $84,498,776)	92,223,966
Cash	8,859
Receivables:
Securities sold	2,684,089
Fund shares sold	268,462
Dividends	29,218
Interest	8,412
Total assets	95,223,006
Liabilities:
Payable for:
Fund shares redeemed	2,918,768
Upon return of securities loaned	1,797,490
Management fees	46,420
Transfer agent and administrative fees	13,653
Portfolio accounting fees	5,461
Distribution and service fees	4,260
Miscellaneous	24,948
Total liabilities	4,811,000
Net assets	$90,412,006
Net assets consist of:
Paid in capital	$106,781,711
Accumulated net investment loss	(62,130)
Accumulated net realized loss on investments	(24,032,765)
Net unrealized appreciation on investments	7,725,190
Net assets	$90,412,006
Investor Class:
Net assets	$78,643,828
Capital shares outstanding	2,452,587
Net asset value per share	$32.07
Advisor Class:
Net assets	$4,483,228
Capital shares outstanding	152,920
Net asset value per share	$29.32
A-Class:
Net assets	$4,558,249
Capital shares outstanding	152,149
Net asset value per share	$29.96
Maximum offering price per share
(Net asset value divided by 95.25%)	$31.45
C-Class:
Net assets	$2,726,701
Capital shares outstanding	95,109
Net asset value per share	$28.67

STATEMENT OF OPERATIONS
Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $2,677)	$249,785
Income from securities lending, net	18,105
Interest	67
Total investment income	267,957

Expenses:
Management fees	190,881
Transfer agent and administrative fees	56,141
Distribution and service fees:
Advisor Class	4,638
A-Class	6,880
C-Class	13,345
Portfolio accounting fees	22,457
Custodian fees	3,331
Trustees’ fees*	1,305
Miscellaneous	32,888
Total expenses	331,866
Net investment loss	(63,909)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	770,675
Net realized gain	770,675
Net change in unrealized appreciation (depreciation) on:
Investments	4,497,858
Net change in unrealized appreciation (depreciation)	4,497,858
Net realized and unrealized gain	5,268,533
Net increase in net assets resulting from operations	$5,204,624

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012
Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(63,909)	$(52,244)
Net realized gain on investments	770,675	701,658
Net change in unrealized appreciation (depreciation) on investments	4,497,858	(1,537,677)
Net increase (decrease) in net assets resulting from operations	5,204,624	(888,263)
Capital share transactions:
Proceeds from sale of shares
Investor Class	248,140,687	146,001,078
Advisor Class	4,891,678	11,497,718
A-Class	7,566,962	2,345,386
C-Class	22,790,129	53,815,378
Cost of shares redeemed
Investor Class	(181,778,255)	(143,034,415)
Advisor Class	(2,990,536)	(11,458,698)
A-Class	(5,068,884)	(1,836,804)
C-Class	(23,059,267)	(53,256,215)
Net increase from capital share transactions	70,492,514	4,073,428
Net increase in net assets	75,697,138	3,185,165
Net assets:
Beginning of year	14,714,868	11,529,703
End of year	$90,412,006	$14,714,868
Accumulated net investment loss at end of year	$(62,130)	$(9,953)
Capital share activity:
Shares sold
Investor Class	8,684,455	5,515,828
Advisor Class	178,143	478,798
A-Class	294,246	91,969
C-Class	942,271	2,280,986
Shares redeemed
Investor Class	(6,529,753)	(5,408,959)
Advisor Class	(120,319)	(496,602)
A-Class	(205,475)	(75,967)
C-Class	(959,277)	(2,250,403)
Net increase in shares	2,284,291	135,650

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$26.96	$27.85	$23.79	$14.38	$25.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.06)	— [b]	(.15)	.07
Net gain (loss) on investments
(realized and unrealized)	5.18	(.83)	4.06	9.70	(10.90)
Total from investment operations	5.11	(.89)	4.06	9.55	(10.83)
Less distributions from:
Net investment income	—	—	—	(.14)	—
Total distributions	—	—	—	(.14)	—
Net asset value, end of period	$32.07	$26.96	$27.85	$23.79	$14.38

Total Return[c]	18.95%	(3.20%)	17.07%	66.51%	(42.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78,644	$8,031	$5,320	$22,292	$20,990
Ratios to average net assets:
Net investment income (loss)	(0.25%)	(0.22%)	0.02%	(0.68%)	0.33%
Total expenses	1.37%	1.35%	1.38%	1.37%	1.38%
Portfolio turnover rate	737%	1,082%	1,217%	1,073%	875%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$24.76	$25.70	$22.05	$13.40	$23.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.14)	(.17)	(.18)	.10
Net gain (loss) on investments
(realized and unrealized)	4.71	(.80)	3.82	8.97	(10.29)
Total from investment operations	4.56	(.94)	3.65	8.79	(10.19)
Less distributions from:
Net investment income	—	—	—	(.14)	—
Total distributions	—	—	—	(.14)	—
Net asset value, end of period	$29.32	$24.76	$25.70	$22.05	$13.40

Total Return[c]	18.42%	(3.66%)	16.55%	65.70%	(43.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,483	$2,355	$2,902	$2,795	$1,139
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(0.55%)	(0.74%)	(0.95%)	0.51%
Total expenses	1.86%	1.86%	1.89%	1.88%	1.90%
Portfolio turnover rate	737%	1,082%	1,217%	1,073%	875%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$25.25	$26.15	$22.37	$13.55	$23.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.12)	(.10)	(.04)	.08
Net gain (loss) on investments
(realized and unrealized)	4.72	(.78)	3.88	9.00	(10.34)
Total from investment operations	4.71	(.90)	3.78	8.96	(10.26)
Less distributions from:
Net investment income	—	—	—	(.14)	—
Total distributions	—	—	—	(.14)	—
Net asset value, end of period	$29.96	$25.25	$26.15	$22.37	$13.55

Total Return[c]	18.70%	(3.48%)	16.90%	66.22%	(43.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,558	$1,600	$1,239	$1,842	$561
Ratios to average net assets:
Net investment income (loss)	(0.05%)	(0.51%)	(0.42%)	(0.22%)	0.43%
Total expenses	1.60%	1.61%	1.64%	1.62%	1.67%
Portfolio turnover rate	737%	1,082%	1,217%	1,073%	875%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$24.34	$25.38	$21.87	$13.40	$23.70
Income (loss) from investment operations:
Net investment loss[a]	(.26)	(.29)	(.24)	(.24)	(.16)
Net gain (loss) on investments
(realized and unrealized)	4.59	(.75)	3.75	8.85	(10.14)
Total from investment operations	4.33	(1.04)	3.51	8.61	(10.30)
Less distributions from:
Net investment income	—	—	—	(.14)	—
Total distributions	—	—	—	(.14)	—
Net asset value, end of period	$28.67	$24.34	$25.38	$21.87	$13.40

Total Return[c]	17.79%	(4.10%)	16.05%	64.35%	(43.46%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,727	$2,729	$2,069	$3,375	$2,186
Ratios to average net assets:
Net investment loss	(1.06%)	(1.24%)	(1.04%)	(1.31%)	(0.79%)
Total expenses	2.35%	2.35%	2.39%	2.38%	2.40%
Portfolio turnover rate	737%	1,082%	1,217%	1,073%	875%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE RYDEX FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities Companies”).

For the one-year period ended March 28, 2013, Utilities Fund Investor Class returned 16.75%, compared with 16.37% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 13.96%.

Within the sector, the multi-utilities segment provided the largest contribution to return, followed by the electric utilities segment. No segment detracted from return, but the independent power producers segment contributed least to return for the period.

NextEra Energy, Inc., Sempra Energy and American Electric Power Company, Inc. were the best-performing holdings over the period, while Cia Energetica de Minas Gerais, Exelon Corp. and Cia de Paranaense de Energia and were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
Advisor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001

Ten Largest Holdings (% of Total Net Assets)
Duke Energy Corp.	4.1%
Southern Co.	3.6%
Dominion Resources, Inc.	3.3%
NextEra Energy, Inc.	3.3%
Exelon Corp.	3.1%
American Electric Power Company, Inc.	2.8%
PG&E Corp.	2.5%
Sempra Energy	2.5%
PPL Corp.	2.5%
Consolidated Edison, Inc.	2.4%
Top Ten Total	30.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

138 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 28, 2013

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

	1 Year	5 Year	10 Year
Investor Class Shares	16.75%	5.77%	10.29%
Advisor Class Shares	16.23%	5.27%	9.75%
C-Class Shares	15.58%	4.71%	9.19%
C-Class Shares with CDSC†	14.58%	4.71%	9.19%
S&P 500 Index	13.96%	5.81%	8.53%
S&P 500 Utilities Index	16.37%	5.02%	12.14%

			Since
			Inception
	1 Year	5 Year	(09/01/04)
A-Class Shares	16.46%	5.52%	7.89%
A-Class Shares with sales charge‡	10.93%	4.50%	7.28%
S&P 500 Index	13.96%	5.81%	6.36%
S&P 500 Utilities Index	16.37%	5.02%	9.59%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for Advisor Class shares and C-Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS	March 28, 2013
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

ELECTRIC UTILITIES - 46.8%
Duke Energy Corp.	34,771	$2,524,026
Southern Co.	47,925	2,248,640
NextEra Energy, Inc.	26,235	2,037,935
Exelon Corp.	55,977	1,930,087
American Electric Power Company, Inc.	34,906	1,697,479
PPL Corp.	48,441	1,516,688
FirstEnergy Corp.	34,578	1,459,192
Edison International	27,640	1,390,845
Xcel Energy, Inc.	44,933	1,334,510
Northeast Utilities	29,723	1,291,762
Entergy Corp.	18,329	1,159,126
OGE Energy Corp.	13,848	969,083
Pinnacle West Capital Corp.	15,233	881,838
Pepco Holdings, Inc.	36,291	776,627
ITC Holdings Corp.	8,510	759,603
N.V. Energy, Inc.	37,407	749,262
Westar Energy, Inc.	21,772	722,395
Great Plains Energy, Inc.	28,248	655,071
Cleco Corp.	12,759	600,056
Hawaiian Electric Industries, Inc.	20,656	572,378
Cia Energetica de Minas Gerais ADR	46,568	551,831
Enersis S.A. ADR	28,650	551,226
IDACORP, Inc.	11,203	540,769
Portland General Electric Co.	17,348	526,165
UNS Energy Corp.	10,312	504,669
UIL Holdings Corp.	12,540	496,459
PNM Resources, Inc.	20,340	473,719
Total Electric Utilities		28,921,441
MULTI-UTILITIES-33.5%
Dominion Resources, Inc.	35,041	2,038,685
PG&E Corp.	34,635	1,542,297
Sempra Energy	19,182	1,533,409
Consolidated Edison, Inc.	24,468	1,493,282
Public Service Enterprise Group, Inc.	42,911	1,473,564
DTE Energy Co.	17,765	1,214,060
CenterPoint Energy, Inc.	48,564	1,163,593
Wisconsin Energy Corp.	25,814	1,107,162
NiSource, Inc.	36,360	1,066,802
Ameren Corp.	29,086	1,018,592
CMS Energy Corp.	33,984	949,513
SCANA Corp.	17,926	917,094
Alliant Energy Corp.	16,506	828,271
MDU Resources Group, Inc.	30,291	756,972
Integrys Energy Group, Inc.	12,941	752,649
TECO Energy, Inc.	38,668	689,064
Vectren Corp.	16,838	596,402
National Grid plc ADR	10,170	589,962
Black Hills Corp.	11,010	484,880
Avista Corp.	16,397	449,278
Total Multi-Utilities		20,665,531
GAS UTILITIES - 10.4%
ONEOK, Inc.	23,297	1,110,568
National Fuel Gas Co.	13,037	799,820
AGL Resources, Inc.	18,528	777,250
UGI Corp.	19,129	734,362
Questar Corp.	30,007	730,070
Atmos Energy Corp.	16,262	694,225
Piedmont Natural Gas Company, Inc.	16,400	539,232
WGL Holdings, Inc.	11,891	524,393
New Jersey Resources Corp.	10,623	476,442
Total Gas Utilities		6,386,362
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 5.1%
Calpine Corp.*	51,863	1,068,378
AES Corp.	84,697	1,064,641
NRG Energy, Inc.	38,412	1,017,534
Total Independent Power Producers & Energy Traders		3,150,553
WATER UTILITIES - 3.7%
American Water Works Company, Inc.	23,156	959,584
Aqua America, Inc.	23,571	741,072
Cia de Saneamento Basico do Estado de Sao Paulo ADR*	11,620	554,623
Total Water Utilities		2,255,279
Total Common Stocks
(Cost $47,337,197)		61,379,166
RIGHTS - 0.0%
Enersis S.A.
Expires 06/01/13*,†††,2	11,576	—
Total Rights
(Cost $1,263)		—

	Face
	Amount
REPURCHASE AGREEMENT††,1 - 0.3%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13	$182,891	182,891
Total Repurchase Agreement
(Cost $182,891)		182,891
Total Investments - 99.8%
(Cost $47,521,351)		$61,562,057
Other Assets & Liabilities, net - 0.2%		95,787
Total Net Assets - 100.0%		$61,657,844

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Repurchase Agreement — See Note 5.
[2]	Illiquid security.
ADR — American Depositary Receipt
plc — Public Limited Company

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $47,338,460)	$61,379,166
Repurchase agreements, at value
(cost $182,891)	182,891
Total investments
(cost $47,521,351)	61,562,057
Cash	61,979
Receivables:
Fund shares sold	3,985,017
Dividends	165,437
Interest	2
Total assets	65,774,492
Liabilities:
Payable for:
Securities purchased	3,756,109
Fund shares redeemed	254,558
Management fees	53,431
Transfer agent and administrative fees	15,715
Distribution and service fees	8,698
Portfolio accounting fees	6,286
Miscellaneous	21,851
Total liabilities	4,116,648
Net assets	$61,657,844
Net assets consist of:
Paid in capital	$56,305,375
Undistributed net investment income	544,396
Accumulated net realized loss on investments	(9,232,633)
Net unrealized appreciation on investments	14,040,706
Net assets	$61,657,844
Investor Class:
Net assets	$42,906,940
Capital shares outstanding	1,311,703
Net asset value per share	$32.71
Advisor Class:
Net assets	$4,811,592
Capital shares outstanding	159,393
Net asset value per share	$30.19
A-Class:
Net assets	$6,938,388
Capital shares outstanding	224,176
Net asset value per share	$30.95
Maximum offering price per share
(Net asset value divided by 95.25%)	$32.49
C-Class:
Net assets	$7,000,924
Capital shares outstanding	250,424
Net asset value per share	$27.96

STATEMENT OF OPERATIONS
Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $6,564)	$2,171,927
Income from securities lending, net	215
Interest	173
Total investment income	2,172,315

Expenses:
Management fees	483,033
Transfer agent and administrative fees	142,069
Distribution and service fees:
Advisor Class	26,325
A-Class	19,707
C-Class	74,535
Portfolio accounting fees	56,827
Custodian fees	8,517
Tax expense	8,018
Trustees’ fees*	6,259
Miscellaneous	67,664
Total expenses	892,954
Net investment income	1,279,361

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,942,459
Net realized gain	3,942,459
Net change in unrealized appreciation (depreciation) on:
Investments	4,376,227
Net change in unrealized appreciation (depreciation)	4,376,227
Net realized and unrealized gain	8,318,686
Net increase in net assets resulting from operations	$9,598,047

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment income	$1,279,361	$1,266,642
Net realized gain (loss) on investments	3,942,459	(3,259,840)
Net change in unrealized appreciation (depreciation) on investments	4,376,227	3,867,455
Net increase in net assets resulting from operations	9,598,047	1,874,257

Distributions to shareholders from:
Net investment income
Investor Class	(490,500)	(570,365)
Advisor Class	(163,320)	(54,402)
A-Class	(300,120)	(183,282)
C-Class	(331,318)	(110,178)
Total distributions to shareholders	(1,285,258)	(918,227)

Capital share transactions:
Proceeds from sale of shares
Investor Class	272,473,598	338,234,668
Advisor Class	61,233,923	87,974,041
A-Class	19,625,033	24,133,839
C-Class	43,779,661	76,501,438
Distributions reinvested
Investor Class	475,143	471,912
Advisor Class	159,179	45,467
A-Class	193,096	174,040
C-Class	315,126	103,815
Cost of shares redeemed
Investor Class	(274,125,536)	(310,540,659)
Advisor Class	(65,066,231)	(81,379,607)
A-Class	(21,375,093)	(20,137,942)
C-Class	(44,719,733)	(74,769,209)
Net increase (decrease) from capital share transactions	(7,031,834)	40,811,803
Net increase in net assets	1,280,955	41,767,833

Net assets:
Beginning of year	60,376,889	18,609,056
End of year	$61,657,844	$60,376,889
Undistributed net investment income at end of year	$544,396	$542,275

Capital share activity:
Shares sold
Investor Class	8,971,171	12,034,044
Advisor Class	2,173,723	3,319,631
A-Class	683,472	900,431
C-Class	1,682,949	3,120,067
Shares issued from reinvestment of distributions
Investor Class	16,855	17,123
Advisor Class	6,108	1,771
A-Class	7,235	6,638
C-Class	13,033	4,322
Shares redeemed
Investor Class	(8,962,441)	(11,110,513)
Advisor Class	(2,317,009)	(3,073,927)
A-Class	(752,222)	(749,118)
C-Class	(1,720,566)	(3,049,349)
Net increase (decrease) in shares	(197,692)	1,421,120

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Investor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$29.13	$27.00	$24.80	$20.56	$29.29
Income (loss) from investment operations:
Net investment income[a]	.74	.73	.86	.61	.72
Net gain (loss) on investments (realized and unrealized)	3.96	1.80	2.96	4.85	(9.32)
Total from investment operations	4.70	2.53	3.82	5.46	(8.60)
Less distributions from:
Net investment income	(1.12)	(.40)	(1.62)	(1.22)	(.13)
Total distributions	(1.12)	(.40)	(1.62)	(1.22)	(.13)
Net asset value, end of period	$32.71	$29.13	$27.00	$24.80	$20.56

Total Return[b]	16.75%	9.44%	15.94%	26.58%	(29.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,907	$37,469	$9,328	$9,912	$10,348
Ratios to average net assets:
Net investment income	2.45%	2.59%	3.35%	2.49%	2.90%
Total expenses	1.35%	1.35%	1.37%	1.39%	1.39%
Portfolio turnover rate	534%	549%	800%	758%	684%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
Advisor Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$27.10	$25.26	$23.40	$19.56	$28.00
Income (loss) from investment operations:
Net investment income[a]	.48	.56	.62	.47	.63
Net gain (loss) on investments (realized and unrealized)	3.73	1.68	2.86	4.59	(8.94)
Total from investment operations	4.21	2.24	3.48	5.06	(8.31)
Less distributions from:
Net investment income	(1.12)	(.40)	(1.62)	(1.22)	(.13)
Total distributions	(1.12)	(.40)	(1.62)	(1.22)	(.13)
Net asset value, end of period	$30.19	$27.10	$25.26	$23.40	$19.56

Total Return[b]	16.23%	8.90%	15.43%	25.89%	(29.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,812	$8,036	$1,240	$1,184	$5,939
Ratios to average net assets:
Net investment income	1.70%	2.11%	2.53%	2.07%	2.72%
Total expenses	1.85%	1.84%	1.87%	1.88%	1.90%
Portfolio turnover rate	534%	549%	800%	758%	684%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$27.69	$25.75	$23.77	$19.80	$28.27
Income (loss) from investment operations:
Net investment income[a]	.65	.67	.54	.65	.54
Net gain (loss) on investments (realized and unrealized)	3.73	1.67	3.06	4.54	(8.88)
Total from investment operations	4.38	2.34	3.60	5.19	(8.34)
Less distributions from:
Net investment income	(1.12)	(.40)	(1.62)	(1.22)	(.13)
Total distributions	(1.12)	(.40)	(1.62)	(1.22)	(.13)
Net asset value, end of period	$30.95	$27.69	$25.75	$23.77	$19.80

Total Return[b]	16.46%	9.16%	15.70%	26.24%	(29.54%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,938	$7,912	$3,289	$1,721	$1,489
Ratios to average net assets:
Net investment income	2.26%	2.47%	2.23%	2.81%	2.15%
Total expenses	1.61%	1.60%	1.63%	1.64%	1.64%
Portfolio turnover rate	534%	549%	800%	758%	684%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$25.31	$23.76	$22.21	$18.71	$26.93
Income (loss) from investment operations:
Net investment income[a]	.42	.42	.39	.39	.32
Net gain (loss) on investments (realized and unrealized)	3.35	1.53	2.78	4.33	(8.41)
Total from investment operations	3.77	1.95	3.17	4.72	(8.09)
Less distributions from:
Net investment income	(1.12)	(.40)	(1.62)	(1.22)	(.13)
Total distributions	(1.12)	(.40)	(1.62)	(1.22)	(.13)
Net asset value, end of period	$27.96	$25.31	$23.76	$22.21	$18.71

Total Return[b]	15.58%	8.28%	14.85%	25.24%	(30.08%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,001	$6,961	$4,751	$7,306	$4,127
Ratios to average net assets:
Net investment income	1.62%	1.70%	1.72%	1.77%	1.31%
Total expenses	2.36%	2.35%	2.38%	2.39%	2.39%
Portfolio turnover rate	534%	549%	800%	758%	684%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”) as a non-diversified, open-ended investment company and is authorized to issue an unlimited number of no par value shares. The Trust offers eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase.

At March 28, 2013, the Trust consisted of fifty-one separate funds. This report covers the Sector Funds (the “Funds”), while the other funds are contained in separate reports. Only Investor Class, Advisor Class, A-Class and C-Class shares had been issued in the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

Since March 28, 2013 represents the last day during the Funds’ annual period on which the New York Stock Exchange was open for trading, the Funds’ financial statements have been presented through that date to maintain consistency with the Funds’ net asset value calculations used for shareholder transactions.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

Repurchase agreements are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; and (ii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities

THE RYDEX FUNDS ANNUAL REPORT | 145

NOTES TO FINANCIAL STATEMENTS (continued)

and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

E. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and service and distribution fees related to Advisor Class shares and C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

F. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/ or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Trust pays GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds.

Management Fees
Fund	(as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

RFS provides transfer agent and administrative services to the Funds calculated at an annual percentage rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution and Shareholder Services Plan applicable to its Advisor Class shares and a Distribution Plan applicable to A-Class shares for which GDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net

146 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services. With regard to Advisor Class shares only, if a Service Provider provides shareholder services, GDL will receive shareholder servicing fees from the Funds at an annual rate not to exceed 0.25% of average daily net assets. GDL, in turn, will compensate Service Providers for providing such services, while retaining a portion of such payments to compensate itself for shareholder services it performs.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GDL for paying the shareholder’s financial advisor an ongoing sales commission. GDL advances the first year’s service and distribution fees to the financial advisor. GDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 28, 2013, GDL retained sales charges of $219,176 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2010–2013), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010. It simplified some of the tax provisions applicable to regulated investment companies, the tax reporting to their shareholders and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains. For the year ended March 28, 2013, the following capital loss carryforward amounts were expired or used:

Fund	Amount
Biotechnology Fund	$(52,808,590)
Electronics Fund	(6,480,667)
Energy Services Fund	(263,624)
Financial Services Fund	(372,153)
Health Care Fund	(1,159,321)
Leisure Fund	(353,498)
Retailing Fund	(2,088,847)
Technology Fund	(6,354,546)
Telecommunications Fund	(618,538)
Transportation Fund	(1,231,925)
Utilities Fund	(1,640,258)

THE RYDEX FUNDS ANNUAL REPORT | 147

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 28, 2013 was as follows:

	Ordinary	Long-Term	Return of	Total
Fund	Income	Capital Gain	Capital	Distributions
Banking Fund	$82,876	$—	$—	$82,876
Basic Materials Fund	227,655	—	—	227,655
Biotechnology Fund	—	—	—	—
Consumer Products Fund	440,666	—	—	440,666
Electronics Fund	—	—	—	—
Energy Fund	170,975	—	983,306	1,154,281
Energy Services Fund	—	—	—	—
Financial Services Fund	103,876	—	—	103,876
Health Care Fund	251,797	—	—	251,797
Internet Fund	—	113,384	—	113,384
Leisure Fund	24,145	—	—	24,145
Precious Metals Fund	257,614	5,526,266	—	5,783,880
Retailing Fund	—	—	—	—
Technology Fund	—	—	—	—
Telecommunications Fund	93,036	—	—	93,036
Transportation Fund	—	—	—	—
Utilities Fund	1,285,258	—	—	1,285,258

The tax character of distributions paid during the year ended March 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Banking Fund	$8,682	$—	$8,682
Basic Materials Fund	—	—	—
Biotechnology Fund	—	—	—
Consumer Products Fund	3,934,423	—	3,934,423
Electronics Fund	—	—	—
Energy Fund	—	—	—
Energy Services Fund	—	—	—
Financial Services Fund	5,633	—	5,633
Health Care Fund	—	—	—
Internet Fund	—	—	—
Leisure Fund	—	—	—
Precious Metals Fund	601,515	—	601,515
Retailing Fund	16,042	—	16,042
Technology Fund	—	—	—
Telecommunications Fund	169,346	—	169,346
Transportation Fund	—	—	—
Utilities Fund	918,227	—	918,227

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 28, 2013 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
Banking Fund	$206,728	$—	$472,172	$(21,894,392)
Basic Materials Fund	259,097	—	11,422,629	(20,951,326)
Biotechnology Fund	—	—	82,742,812	—
Consumer Products Fund	1,720,103	1,441,824	38,157,082	—
Electronics Fund	12,129	—	461,333	(20,123,812)
Energy Fund	—	—	20,400,736	(10,986,962)
Energy Services Fund	—	—	23,030,630	(32,289,801)
Financial Services Fund	146,073	—	3,042,401	(3,569,182)
Health Care Fund	113,186	—	20,572,760	(3,885,963)
Internet Fund	—	185,111	2,055,108	—
Leisure Fund	200,095	—	5,357,369	(5,061,598)
Precious Metals Fund	303,296	—	17,227,066	(152,897)
Retailing Fund	—	—	2,213,259	(1,564,877)
Technology Fund	—	—	4,341,961	(8,659,307)
Telecommunications Fund	98,053	—	(35,733)	(3,969,489)
Transportation Fund	—	—	5,269,815	(21,569,388)
Utilities Fund	544,396	—	9,553,732	(4,745,659)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

148 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

									Total
	Expires in	Expires in	Expires in	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2014	2015	2016	2017	2018	2019	Short Term	Long Term	Carryforward
Banking Fund	$(214,478)	$—	$(311,892)	$(1,809,926)	$(16,385,824)	$(912,723)	$(927,388)	$(1,332,161)	$(21,894,392)
Basic Materials Fund	—	—	—	(6,151,760)	(8,009,421)	—	(6,790,145)	—	(20,951,326)
Electronics Fund	(2,395,860)	(5,495,145)	(1,900,883)	(6,118,835)	—	(3,055,204)	(1,157,885)	—	(20,123,812)
Energy Fund	—	—	—	—	(7,008,326)	—	(3,978,636)	—	(10,986,962)
Energy Services Fund	—	—	—	(26,586,972)	(5,702,829)	—	—	—	(32,289,801)
Financial Services Fund	—	—	—	(3,098,998)	(417,729)	—	—	(52,455)	(3,569,182)
Health Care Fund	—	—	—	(604,862)	(3,281,101)	—	—	—	(3,885,963)
Leisure Fund	(1,914,441)	—	—	(652,027)	(586,133)	—	(1,908,997)	—	(5,061,598)
Precious Metals Fund	—	—	—	—	—	—	—	(152,897)	(152,897)
Retailing Fund	—	—	—	(1,564,877)	—	—	—	—	(1,564,877)
Technology Fund	(3,582,117)	—	—	(5,077,190)	—	—	—	—	(8,659,307)
Telecommunications Fund	—	—	—	(1,745,552)	—	—	(1,758,991)	(464,946)	(3,969,489)
Transportation Fund	—	—	—	(795,900)	(13,907,033)	(6,866,455)	—	—	(21,569,388)
Utilities Fund	—	—	—	—	(2,904,125)	(1,841,534)	—	—	(4,745,659)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
Banking Fund	$—	$9,986	$(9,986)
Basic Materials Fund	(23,330)	5,107	18,223
Biotechnology Fund	(44,785,751)	1,365,638	43,420,113
Consumer Products Fund	3,328,730	—	(3,328,730)
Electronics Fund	(6,480,667)	—	6,480,667
Energy Fund	—	(14,144)	14,144
Energy Services Fund	(135,110)	135,110	—
Financial Services Fund	(8,215)	—	8,215
Health Care Fund	—	—	—
Internet Fund	261,886	93,569	(355,455)
Leisure Fund	(353,497)	—	353,497
Precious Metals Fund	—	1,005,126	(1,005,126)
Retailing Fund	82,328	(82,272)	(56)
Technology Fund	(5,265,910)	70,021	5,195,889
Telecommunications Fund	(618,823)	285	618,538
Transportation Fund	(373,833)	11,732	362,101
Utilities Fund	(8,018)	8,018	—

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NOTES TO FINANCIAL STATEMENTS (continued)

At March 28, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain/(Loss)
Banking Fund	$19,286,292	$546,199	$(74,027)	$472,172
Basic Materials Fund	47,004,730	13,077,992	(1,655,363)	11,422,629
Biotechnology Fund	169,559,415	84,637,247	(1,894,435)	82,742,812
Consumer Products Fund	189,983,383	38,708,465	(551,383)	38,157,082
Electronics Fund	4,741,671	466,259	(4,926)	461,333
Energy Fund	50,589,765	20,612,210	(211,474)	20,400,736
Energy Services Fund	27,304,278	23,189,770	(159,140)	23,030,630
Financial Services Fund	24,330,121	3,128,230	(85,829)	3,042,401
Health Care Fund	96,965,490	20,833,947	(261,187)	20,572,760
Internet Fund	7,125,199	2,103,690	(48,582)	2,055,108
Leisure Fund	20,523,562	5,371,335	(13,966)	5,357,369
Precious Metals Fund	84,943,587	20,685,540	(3,458,474)	17,227,066
Retailing Fund	18,488,826	2,260,698	(47,439)	2,213,259
Technology Fund	9,073,060	4,409,848	(67,887)	4,341,961
Telecommunications Fund	4,564,843	—	(35,733)	(35,733)
Transportation Fund	86,954,151	6,543,428	(1,273,613)	5,269,815
Utilities Fund	52,008,325	9,561,400	(7,668)	9,553,732

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 28, 2013, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2013:

Fund	Ordinary	Capital
Banking Fund	$—	$(48,618)
Biotechnology Fund	(1,246,141)	(233,294)
Electronics Fund	(9,150)	—
Energy Fund	—	(809,614)
Energy Services Fund	(83,951)	—
Health Care Fund	—	(731,994)
Internet Fund	(35,811)	—
Precious Metals Fund	—	(2,152,537)
Retailing Fund	—	(20,532)
Technology Fund	(27,296)	—
Transportation Fund	(62,130)	(8,002)

Appropriate tax adjustments have been made to the tax cost of investments, accumulated earnings on a tax basis, capital loss carryforwards, post-October losses and utilized capital loss carryforwards in accordance with March 31, 2013 tax year end of the Funds.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

150 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at March 28, 2013:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
	In Securities	In Securities	In Securities	Total
Assets
Banking Fund	$19,224,719	$533,745	$—	$19,758,464
Basic Materials Fund	57,414,878	1,012,481	—	58,427,359
Biotechnology Fund	234,137,339	18,164,888	—	252,302,227
Consumer Products Fund	223,833,484	4,306,981	—	228,140,465
Electronics Fund	5,188,411	14,593	—	5,203,004
Energy Fund	69,415,053	1,575,448	—	70,990,501
Energy Services Fund	49,900,728	434,180	—	50,334,908
Financial Services Fund	27,245,400	127,122	—	27,372,522
Health Care Fund	115,979,807	1,558,443	—	117,538,250
Internet Fund	8,943,048	237,259	—	9,180,307
Leisure Fund	25,287,513	593,418	—	25,880,931
Precious Metals Fund	99,789,288	2,381,365	—	102,170,653
Retailing Fund	20,241,721	460,364	—	20,702,085
Technology Fund	13,216,060	198,961	—	13,415,021
Telecommunications Fund	4,420,351	108,759	—	4,529,110
Transportation Fund	90,116,007	2,107,959	—	92,223,966
Utilities Fund	61,379,166	182,891	—	61,562,057

For the year ended March 28, 2013, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 28, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Credit Suisse Group			U.S. Treasury Note
0.10%			0.50%
Due 04/01/13	$20,081,681	$20,081,904	07/31/17	$20,476,500	$20,483,689

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

6. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the U.S. Treasury or Government Agencies and cash. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over

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NOTES TO FINANCIAL STATEMENTS (continued)

the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 28, 2013, the Funds participated in securities lending as follows:

	Value of	Cash
Fund	Securities Loaned	Collateral
Banking Fund	$481,300	$491,746
Basic Materials Fund	681,303	708,401
Biotechnology Fund	15,841,926	16,328,450
Consumer Products Fund	2,816,833	2,866,341
Energy Fund	854,491	877,255
Energy Services Fund	135,642	138,938
Health Care Fund	1,042,174	1,072,724
Internet Fund	210,268	216,938
Leisure Fund	320,487	328,576
Precious Metals Fund	1,622,122	1,736,416
Retailing Fund	245,001	247,996
Technology Fund	136,208	137,100
Telecommunications Fund	91,792	95,063
Transportation Fund	1,767,927	1,797,490

The following represents a breakdown of the collateral for the joint repurchase agreements at March 28, 2013:

Counterparty and
Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities, Inc.			Fannie Mae
0.17%			0.00%
Due 04/01/13	$14,334,268	$14,334,539	11/15/17	$2,790,164	$2,666,114
			Fannie Mae
			0.00%
			11/15/19	13,365,954	11,957,850
RBS Securities, Inc.			Federal Home Loan Bank
0.18%			0.375%
Due 04/01/13	18,221,722	18,222,086	10/18/13	1,832,012	1,837,210
			Fannie Mae
			0.50%
			05/27/15	16,668,738	16,751,927

7. Securities Transactions

For the year ended March 28, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
Banking Fund	$85,066,393	$102,466,022
Basic Materials Fund	151,432,502	152,765,515
Biotechnology Fund	435,980,422	366,813,085
Consumer Products Fund	391,350,416	392,684,012
Electronics Fund	85,404,387	87,478,224
Energy Fund	156,867,315	160,971,427
Energy Services Fund	143,718,827	155,028,992
Financial Services Fund	105,060,745	105,331,729
Health Care Fund	312,451,277	260,124,767
Internet Fund	32,006,412	31,682,652
Leisure Fund	120,725,664	114,433,482
Precious Metals Fund	273,061,688	274,104,826
Retailing Fund	131,903,020	160,148,490
Technology Fund	49,964,018	68,487,758
Telecommunications Fund	73,592,477	77,022,545
Transportation Fund	237,687,041	167,482,234
Utilities Fund	281,393,768	288,146,651

152 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

8. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 28, 2013. The Funds did not have any borrowings under this agreement at March 28, 2013.

The average daily balances borrowed for the year ended March 28, 2013, were as follows:

Fund	Average Daily Balance
Banking Fund	$ 45,975
Basic Materials Fund	18,521
Biotechnology Fund	621,466
Consumer Products Fund	34,618
Electronics Fund	3,437
Energy Fund	35,811
Energy Services Fund	19,195
Financial Services Fund	5,729
Health Care Fund	77,142
Internet Fund	10,477
Leisure Fund	10,468
Precious Metals Fund	239,995
Retailing Fund	12,710
Technology Fund	79,984
Telecommunications Fund	20,036
Transportation Fund	21,682
Utilities Fund	13,463

9. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Series Funds also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

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NOTES TO FINANCIAL STATEMENTS (concluded)

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $ 1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

10. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for Funds whose annual or interim periods begin on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

154 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (seventeen of the series constituting the Rydex Series Funds) (the “Funds”) as of March 28, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 28, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 24, 2013

THE RYDEX FUNDS ANNUAL REPORT | 155

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 28, 2013, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Banking Fund	100.00%
Basic Materials Fund	100.00%
Consumer Products Fund	92.99%
Energy Fund	100.00%
Financial Services Fund	100.00%
Health Care Fund	100.00%
Leisure Fund	100.00%
Precious Metals Fund	100.00%
Telecommunications Fund	81.74%
Utilities Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Fund	% Qualifying
Banking Fund	100.00%
Basic Materials Fund	100.00%
Consumer Products Fund	100.00%
Energy Fund	100.00%
Financial Services Fund	100.00%
Health Care Fund	100.00%
Leisure Fund	100.00%
Precious Metals Fund	100.00%
Telecommunications Fund	80.78%
Utilities Fund	100.00%

With respect to the taxable year ended March 28, 2013, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

	Consumer Products	Internet	Precious Metals
	Fund	Fund	Fund

From long-term capital gains, subject to the 15% rate gains category:	$ —	$ 113,384	$ 5,526,266

From long-term capital gains, using proceeds from shareholder redemptions:	917,836	349,276	—

For the fiscal year ending March 28, 2013, Precious Metals Fund earned gross income derived from foreign sources totaling $1,028,150. The Precious Metals Fund paid foreign taxes totaling $122,489 for the fiscal year and may pass these taxes through to shareholders, who may be able to claim them as a foreign tax credit. A final determination will be made at the end of the calendar year. The Funds will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

156 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor Name Change

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

THE RYDEX FUNDS ANNUAL REPORT | 157

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	136
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	136
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	136
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	136
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

158 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES – concluded

Name and	Length of Service as Trustee	Number of Funds
Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	136
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	136
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	136
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	136
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

EXECUTIVE OFFICERS

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

THE RYDEX FUNDS ANNUAL REPORT | 159

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS – concluded

Name, Position and Year of Birth	Principal Occupations During Past Five Years

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLCOfficer & Manager, Rydex

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005–2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Assistant Secretary (1961)	Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary & Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex Variable Trust, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987–2012); Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

160 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”— tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE RYDEX FUNDS ANNUAL REPORT | 161

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

162 | THE RYDEX FUNDS ANNUAL REPORT

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GUGGENHEIM ALTERNATIVES FUNDS

GUGGENHEIM U.S. LONG SHORT MOMENTUM FUND

GUGGENHEIM EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

RYDEX INTERNATIONAL EQUITY FUNDS

RYDEX EMERGING MARKETS 2x STRATEGY FUND

RYDEX INVERSE EMERGING MARKETS 2x STRATEGY FUND

RSTF-ANN-0313x0314

GO GREEN!

ELIMINATE MAILBOX CLUTTER

Go paperless with Guggenheim Investments eDelivery—a service giving you full online access to account information and documents. Save time, cut down on mailbox clutter and be a friend to the environment with eDelivery.

With Guggenheim Investments eDelivery you can:

•	View online confirmations and statements at your convenience.

•	Receive email notifications when your most recent confirmations, statements and other account documents are available for review.

•	Access prospectuses, annual reports and semiannual reports online.

If you have questions about Guggenheim Investments eDelivery services, contact one of our Shareholder Service Representatives at 800.820.0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

March 28, 2013

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two Guggenheim Alternatives Funds and two Rydex International Equity Funds.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

Guggenheim Distributors, LLC is the distributor of the Funds. Guggenheim Distributors, LLC is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

This report covers performance of the following Funds for the one-year period ended March 28, 2013:

– U.S. Long Short Momentum Fund

– Event Driven and Distressed Strategies Fund

– Emerging Markets 2x Strategy Fund

– Inverse Emerging Markets 2x Strategy Fund

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Donald C. Cacciapaglia

President

April 30, 2013

Read each Fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the Fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. • The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. • The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. • Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. • No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

Inverse and leveraged Funds are not suitable for all investors. • These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. • The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. • Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. • The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. • Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. • Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. • For more on these and other risks, please read the prospectus.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	March 28, 2013

Recent economic results have been solid, powered by the monetary accommodation from central banks around the world. The U.S. Federal Reserve has signaled that it is likely to continue with its asset purchase program throughout 2013 in an effort to combat long-term structural unemployment. This, coupled with rebound in the housing market, has provided a tailwind for the economy. The run-up in U.S. equity prices, with some major indices testing or exceeding their all-time highs, has also contributed to heightened expectations about the economy and markets. In the fixed income domain, abundant liquidity and the continuation of open-ended quantitative easing have produced a benign credit environment with low default rates.

Following Congress’ New Year’s reprieve on the Fiscal Cliff, markets turned their attention to the impact of sequestration, as well as ongoing tax and spending debates. Despite some uncertainty created by recent political partisanship in Washington, the U.S. economy seems to be on firm footing. Construction spending has been rising, state and local employment has been contributing to GDP and employment growth has been fairly strong. Investors have benefited from the themes that have dominated the environment since the recovery began: tighter credit spreads, low interest rates, improving employment, modest inflation and sustained economic growth. Moreover, the U.S. economic expansion has withstood recent less-than-favorable Chinese economic data and Europe’s continued growth problems and banking crises in certain periphery countries.

For the one-year period ended March 31, 2013, the Standard & Poor’s 500® (the “S&P 500”) Index*, which is generally regarded as an indicator of the broad U.S. stock market, returned 13.96%. Foreign developed markets performed in a comparable manner: the Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index* (“EAFE”) , which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 11.25%. Global growth concerns affected emerging markets. The return of the MSCI Emerging Markets Index* was 1.95%.

In the bond market, higher quality issues underperformed lower-rated bonds, as investors embraced risk. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, posted a 3.77% return for the period, while the Barclays U.S. Corporate High Yield Index* returned 13.13%. Reflecting the Fed’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.12% for the one-year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

Credit Suisse Event Driven Liquid Index reflects the returns of a dynamic basket of liquid, investable market factors selected and weighted in accordance with an algorithm that aims to approximate the aggregate returns of the universe of event driven hedge fund managers, as represented by the Event Driven sector of the Dow Jones Credit Suisse Hedge Fund Index.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 3000 Index measures the performance of the largest 3000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0%–in line with its benchmark. On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index	Index	Fund		Fund
	Level	Performance	Expectation	Fund NAV	Performance	Assessment
Start	100			$10.00
Day 1	106	6.0%	9.0%	$10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2012 and ending March 28 , 2013.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (continued)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 28, 2013	Period[2]
Table 1. Based on actual Fund return[3]
U.S. Long Short Momentum Fund
A Class	2.29%	5.46%	$1,000.00	$1,054.60	$11.54
C Class	3.05%	5.07%	1,000.00	1,050.70	15.35
H Class	2.30%	5.52%	1,000.00	1,055.20	11.59
Institutional Class	1.98%	5.55%	1,000.00	1,055.50	9.98
Event Driven and Distressed Strategies Fund
A Class	1.93%	4.75%	1,000.00	1,047.50	9.69
C Class	2.68%	4.38%	1,000.00	1,043.80	13.43
H Class	1.93%	4.79%	1,000.00	1,047.90	9.69
Institutional Class	1.68%	4.91%	1,000.00	1,049.10	8.44
Emerging Markets 2x Strategy Fund
A Class	1.80%	(3.03%)	1,000.00	969.70	8.69
C Class	2.49%	(3.38%)	1,000.00	966.20	12.00
H Class	1.71%	(2.95%)	1,000.00	970.50	8.26
Inverse Emerging Markets 2x Strategy Fund
A Class	1.74%	(3.71%)	1,000.00	962.90	8.37
C Class	2.70%	(4.06%)	1,000.00	959.40	12.97
H Class	1.69%	(3.76%)	1,000.00	962.40	8.13

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	September 30, 2012	March 31, 2013	Period[4]
Table 2. Based on hypothetical 5% return (before expenses)[5]
U.S. Long Short Momentum Fund
A Class	2.29%	5.00%	$1,000.00	$1,013.51	$11.50
C Class	3.05%	5.00%	1,000.00	1,009.72	15.28
H Class	2.30%	5.00%	1,000.00	1,013.46	11.55
Institutional Class	1.98%	5.00%	1,000.00	1,015.06	9.95
Event Driven and Distressed Strategies Fund
A Class	1.93%	5.00%	1,000.00	1,015.31	9.70
C Class	2.68%	5.00%	1,000.00	1,011.57	13.44
H Class	1.93%	5.00%	1,000.00	1,015.31	9.70
Institutional Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Emerging Markets 2x Strategy Fund
A Class	1.80%	5.00%	1,000.00	1,015.96	9.05
C Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H Class	1.71%	5.00%	1,000.00	1,016.40	8.60
Inverse Emerging Markets 2x Strategy Fund
A Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C Class	2.70%	5.00%	1,000.00	1,011.47	13.54
H Class	1.69%	5.00%	1,000.00	1,016.50	8.50

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period September 30, 2012 to March 28, 2013.
[4]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
[5]	Hypothetical return for the period September 30, 2012 to March 31, 2013.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

U.S. LONG SHORT MOMENTUM FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 28, 2013, the U.S. Long Short Momentum Fund H-Class returned 1.88%, as opposed to its benchmark, the Russell 3000® Index, which ended the year up 14.56%. The performance differential for the Fund can be attributed to three major sources of relative returns: core momentum strategy, defensive hedge and transaction costs/fees.

Momentum strategies performed in line with the broad equity market during the first fiscal quarter of 2012. The equity market pull-back during the spring and early summer months led to a resumption of more defensive portfolio positions in the Fund. These positions trailed in August, as the market rallied in response to Mario Draghi’s promise to do whatever is necessary to preserve the euro. At the conclusion of the first half, the Fund’s investment model was transitioned from a tactical hedging model to a dedicated hedging model that has been utilized successfully in our Multi-Hedge Strategies Fund during the past three years. During the third and fourth quarters of the fiscal year, the new model’s core momentum strategy benefited from long positions in Household Durables, Building Products and Airlines, as well as a short position in Computers & Peripherals. The long portfolio was up 16.5% during this period versus 11.4% for the Russell 3000 Index. The net effect of the core momentum model on full year performance was a drag of -2.4%.

The defensive hedging model served to dampen fund volatility again in fiscal year 2012, leading to Fund volatility of 9.9% versus 13.6% for the Russell 3000 Index. The reduction in Fund volatility was more dramatic for the second half of the period – 6.1% annualized – due to the aforementioned model change, which better aligns the Fund’s risk characteristics with other long/short equity managers. Hedging in the face of strong equity market performance detracts from performance relative to a long only benchmark. In fiscal year 2012, the total impact of market and individual security hedges was -8.0%.

For the year, transaction costs, which are estimated at 61 bps, were relatively low given the turnover level of the momentum strategy, which approximated 230% per side in fiscal year 2012. Combined with management fees, these operational costs reduced Fund performance by -2.5% versus the Russell 3000 Index.

Derivatives in the Fund are used for various purposes, including speculation. At times, particularly in th first six months of the period, derivatives were also used for hedging purposes, and their use in those instances detracted from performance overall, as noted in the cost of the security hedges mentioned above.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	March 22, 2002
H-Class	March 22, 2002
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
Engility Holdings, Inc.	0.8%
Biogen Idec, Inc.	0.7%
Copa Holdings S.A. — Class A	0.7%
Washington Post Co. — Class B	0.7%
Community Health Systems, Inc.	0.7%
Tempur-Pedic International, Inc.	0.7%
Southwest Airlines Co.	0.7%
Regal Entertainment Group — Class A	0.7%
LifePoint Hospitals, Inc.	0.7%
Forest City Enterprises, Inc. — Class A	0.7%
Top Ten Total	7.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*
Periods Ended 03/28/13

	1 Year	5 Year	10 Year
C-Class Shares	1.14%	-0.63%	6.18%
C-Class Shares with CDSC†	0.14%	-0.63%	6.18%
H-Class Shares	1.88%	0.13%	6.99%
Russell 3000 Index	14.56%	6.32%	9.15%

			Since
			Inception
	1 Year	5 Year	(03/31/04)
A-Class Shares	1.89%	0.12%	3.98%
A-Class Shares with sales charge‡	-2.94%	-0.85%	3.42%
Russell 3000 Index	14.56%	6.32%	6.33%

		Since
		Inception
	1 Year	(11/30/11)
Institutional Class Shares	2.15%	7.33%
Russell 3000 Index	14.56%	21.99%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 3000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures.
†	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS	March 28, 2013

U.S. LONG SHORT MOMENTUM FUND

	Shares	Value

COMMON STOCKS† - 64.7%

CONSUMER DISCRETIONARY - 18.7%
Washington Post Co. — Class B1	994	$444,318
Tempur-Pedic International, Inc.*,1	8,874	440,416
Regal Entertainment Group — Class A1	25,928	432,220
Cablevision Systems Corp. — Class A1	28,566	427,348
HomeAway, Inc.*,1	13,121	426,432
Cinemark Holdings, Inc.[1]	14,386	423,524
Leggett & Platt, Inc.[1]	12,519	422,892
Thomson Reuters Corp.[1]	12,997	422,143
Newell Rubbermaid, Inc.[1]	16,010	417,861
Tupperware Brands Corp.[1]	5,074	414,749
Madison Square Garden Co. — Class A*,1	7,156	412,186
Jarden Corp.*,1	9,598	411,274
TripAdvisor, Inc.*,1	7,825	410,969
Mohawk Industries, Inc.*,1	3,590	406,101
Harman International Industries, Inc.[1]	9,095	405,910
NVR, Inc.*,1	375	405,041
Liberty Media Corp.*	3,622	404,324
Morningstar, Inc.[1]	5,781	404,208
DR Horton, Inc.[1]	16,615	403,745
John Wiley & Sons, Inc. — Class A1	10,351	403,275
Lennar Corp. — Class A1	9,613	398,747
Whirlpool Corp.[1]	3,355	397,433
Liberty Interactive Corp. — Class A*,1	18,477	395,038
Liberty Ventures*,1	5,207	393,545
Toll Brothers, Inc.*,1	11,365	389,138
Clear Channel Outdoor Holdings, Inc. — Class A*,1	51,452	385,375
DreamWorks Animation SKG, Inc. — Class A*,1	19,426	368,317
Time Warner Cable, Inc.[1]	3,673	352,828
DIRECTV*,1	3,107	175,887
Expedia, Inc.[1]	1,763	105,798
DISH Network Corp. — Class A1	1,804	68,372
Total Consumer Discretionary		11,769,414
INDUSTRIALS - 12.0%
Engility Holdings, Inc.*,1	20,834	499,599
Copa Holdings S.A. — Class A1	3,724	445,428
Southwest Airlines Co.[1]	32,586	439,259
URS Corp.[1]	8,889	421,427
Armstrong World Industries, Inc.[1]	7,474	417,723
Fortune Brands Home & Security, Inc.*,1	11,074	414,500
Lennox International, Inc.[1]	6,433	408,431
United Continental Holdings, Inc.*,1	12,747	408,031
Masco Corp.[1]	20,066	406,337
Delta Air Lines, Inc.*,1	24,556	405,420
Landstar System, Inc.[1]	7,052	402,598
Harsco Corp.[1]	16,223	401,844
Owens Corning*,1	9,945	392,131
Matson, Inc.[1]	15,819	389,147
Toro Co.[1]	8,400	386,736
Con-way, Inc.[1]	10,898	383,719
CNH Global N.V.[1]	9,168	378,822
Towers Watson & Co. — Class A1	5,370	372,248
Navistar International Corp.*,1	5,485	189,616
Total Industrials		7,563,016
HEALTH CARE - 11.5%
Biogen Idec, Inc.*,1	2,338	451,025
Community Health Systems, Inc.[1]	9,296	440,537
LifePoint Hospitals, Inc.*,1	8,880	430,325
Health Net, Inc.*,1	14,547	416,335
Vertex Pharmaceuticals, Inc.*,1	7,545	414,824
VCA Antech, Inc.*,1	17,566	412,625
Patterson Companies, Inc.[1]	10,836	412,201
Myriad Genetics, Inc.*,1	15,898	403,809
BioMarin Pharmaceutical, Inc.*,1	6,450	401,577
Incyte Corporation Ltd.*,1,2	16,991	397,759
United Therapeutics Corp.*,1	6,425	391,090
Agilent Technologies, Inc.[1]	9,274	389,229
Medivation, Inc.*,1	8,142	380,801
Brookdale Senior Living, Inc. — Class A*,1	13,245	369,271
Onyx Pharmaceuticals, Inc.*,1	4,008	356,151
Ariad Pharmaceuticals, Inc.*,1	18,843	340,870
Alexion Pharmaceuticals, Inc.*,1	3,225	297,152
Amgen, Inc.[1]	2,104	215,681
Health Management Associates, Inc. — Class A*,1	10,009	128,816
Covance, Inc.*,1	1,530	113,710
Omnicare, Inc.[1]	1,660	67,595
AmerisourceBergen Corp. — Class A1	489	25,159
Total Health Care		7,256,542
FINANCIALS - 10.2%
Forest City Enterprises, Inc. — Class A*,1	24,075	427,813
American National Insurance Co.[1]	4,874	423,404
Kemper Corp.[1]	12,821	418,093
SEI Investments Co.[1]	13,807	398,331
St. Joe Co.*,1	18,740	398,225
LPL Financial Holdings, Inc.[1]	12,340	397,841
Northern Trust Corp.[1]	7,250	395,560
Ares Capital Corp.[1]	21,800	394,580
Raymond James Financial, Inc.[1]	8,546	393,970
Janus Capital Group, Inc.[1]	41,899	393,851
Lazard Ltd. — Class A1	10,830	369,628
StanCorp Financial Group, Inc.[1]	8,377	358,201
Mercury General Corp.[1]	8,423	319,484
E*TRADE Financial Corp.*,1	29,339	314,221
Hanover Insurance Group, Inc.[1]	5,698	283,077
Interactive Brokers Group, Inc. — Class A1	17,538	261,492
Alexander & Baldwin, Inc.*,1	5,324	190,333
Bank of New York Mellon Corp.[1]	5,502	154,001
Howard Hughes Corp.*,1	1,521	127,475
Total Financials		6,419,580

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 28, 2013
U.S. LONG SHORT MOMENTUM FUND

	Shares	Value

INFORMATION TECHNOLOGY - 4.7%
Yahoo!, Inc.*,1	17,447	$410,527
IAC/InterActiveCorp[1]	9,164	409,447
eBay, Inc.*,1	7,513	407,355
VeriSign, Inc.*,1	8,582	405,757
Equinix, Inc.*,1	1,839	397,794
Akamai Technologies, Inc.*,1	10,725	378,485
Rackspace Hosting, Inc.*,1	6,229	314,440
AOL, Inc.[1]	3,397	130,751
Avnet, Inc.*,1	2,992	108,310
Zebra Technologies Corp. — Class A*,1	1,204	56,745
Total Information Technology		3,019,611
UTILITIES - 3.3%
Aqua America, Inc.[1]	13,358	419,975
Atmos Energy Corp.[1]	9,774	417,253
UGI Corp.[1]	10,853	416,647
American Water Works Company, Inc.[1]	9,954	412,494
AGL Resources, Inc.[1]	9,793	410,816
Total Utilities		2,077,185
MATERIALS - 3.3%
Sonoco Products Co.[1]	12,001	419,915
Greif, Inc. — Class A1	7,569	405,850
RPM International, Inc.[1]	11,841	373,939
Scotts Miracle-Gro Co. — Class A1	8,551	369,746
Intrepid Potash, Inc.[1]	14,054	263,653
Ashland, Inc.[1]	2,831	210,343
Cabot Corp.[1]	267	9,131
Total Materials		2,052,577
CONSUMER STAPLES - 1.0%
Smithfield Foods, Inc.*,1	15,479	409,884
Bunge Ltd.[1]	1,970	145,445
Flowers Foods, Inc.[1]	2,384	78,529
Total Consumer Staples		633,858
Total Common Stocks
(Cost $36,319,141)		40,791,783

	Face
	Amount
REPURCHASE AGREEMENTS††,3 - 37.7%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$12,448,324	12,448,324
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	10,212,694	10,212,694
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	1,035,226	1,035,226
Total Repurchase Agreements
(Cost $23,696,244)		23,696,244
SECURITIES LENDING COLLATERAL††,4 - 0.0%
Repurchase Agreements
RBS Securities, Inc.
issued 03/28/13 at 0.18%
due 04/01/13	13,013	13,013
HSBC Securities, Inc.
issued 03/28/13 at 0.17%
due 04/01/13	10,237	10,237
Total Securities Lending Collateral
(Cost $23,250)		23,250
Total Long Investments - 102.4%
(Cost $60,038,635)		$64,511,277

	Shares
COMMON STOCKS SOLD SHORT† - (24.7)%
INDUSTRIALS - (0.2)%
FedEx Corp.	1,381	$(135,614)
FINANCIALS - (0.3)%
AvalonBay Communities, Inc.	1,490	(188,738)
TELECOMMUNICATION SERVICES - (0.5)%
Crown Castle International Corp.*	1,841	(128,207)
MetroPCS Communications, Inc.*	17,072	(186,085)
Total Telecommunication Services		(314,292)
UTILITIES - (0.6)%
Duke Energy Corp.	2,652	(192,509)
Exelon Corp.	5,748	(198,191)
Total Utilities		(390,700)
CONSUMER STAPLES - (1.2)%
Herbalife Ltd.	4,441	(166,315)
Estee Lauder Companies, Inc. — Class A	2,810	(179,924)
Avon Products, Inc.	9,341	(193,639)
Nu Skin Enterprises, Inc. — Class A	4,413	(195,055)
Total Consumer Staples		(734,933)
MATERIALS - (3.1)%
Tahoe Resources, Inc.*	4,741	(83,394)
Walter Energy, Inc.	5,827	(166,070)
Allied Nevada Gold Corp.*	10,173	(167,448)
Allegheny Technologies, Inc.	5,617	(178,115)
Nucor Corp.	3,870	(178,601)
Alcoa, Inc.	21,430	(182,584)
Southern Copper Corp.	4,860	(182,590)
Compass Minerals International, Inc.	2,391	(188,650)
Carpenter Technology Corp.	3,840	(189,273)
Newmont Mining Corp.	4,701	(196,925)
Royal Gold, Inc.	2,780	(197,463)
Total Materials		(1,911,113)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
U.S. LONG SHORT MOMENTUM FUND

	Shares	Value

HEALTH CARE - (3.0)%
Warner Chilcott plc — Class A	4,997	$(67,709)
Abbott Laboratories	3,858	(136,265)
Mylan, Inc.*	6,010	(173,929)
Pfizer, Inc.	6,547	(188,946)
Cerner Corp.*	1,996	(189,121)
Eli Lilly & Co.	3,347	(190,076)
Merck & Company, Inc.	4,299	(190,145)
Johnson & Johnson	2,358	(192,248)
Actavis, Inc.*	2,104	(193,799)
Allscripts Healthcare Solutions, Inc.*	14,545	(197,667)
Bristol-Myers Squibb Co.	4,938	(203,397)
Total Health Care		(1,923,302)
CONSUMER DISCRETIONARY - (3.6)%
Michael Kors Holdings Ltd.*	3,171	(180,081)
Big Lots, Inc.*	5,147	(181,535)
Kohl’s Corp.	3,950	(182,214)
Family Dollar Stores, Inc.	3,135	(185,122)
Macy’s, Inc.	4,431	(185,393)
Apollo Group, Inc. — Class A*	10,878	(189,168)
Target Corp.	2,781	(190,359)
Service Corporation International	11,616	(194,336)
DeVry, Inc.	6,122	(194,374)
Dollar General Corp.*	3,862	(195,340)
Dollar Tree, Inc.*	4,097	(198,418)
H&R Block, Inc.	6,768	(199,114)
Total Consumer Discretionary		(2,275,454)
ENERGY - (4.0)%
Helmerich & Payne, Inc.	1,050	(63,735)
Peabody Energy Corp.	5,519	(116,727)
Baker Hughes, Inc.	3,530	(163,827)
Oil States International, Inc.*	2,120	(172,928)
Occidental Petroleum Corp.	2,240	(175,549)
Halliburton Co.	4,380	(176,996)
Schlumberger Ltd.	2,370	(177,489)
Patterson-UTI Energy, Inc.	7,650	(182,376)
Cameron International Corp.*	2,820	(183,864)
Chevron Corp.	1,559	(185,240)
Marathon Oil Corp.	5,510	(185,797)
Exxon Mobil Corp.	2,073	(186,798)
Diamond Offshore Drilling, Inc.	2,720	(189,203)
National Oilwell Varco, Inc.	2,701	(191,096)
FMC Technologies, Inc.*	3,577	(194,554)
Total Energy		(2,546,179)
INFORMATION TECHNOLOGY - (8.2)%
VMware, Inc. — Class A*	310	(24,453)
Advanced Micro Devices, Inc.*	42,939	(109,494)
Teradyne, Inc.*	7,424	(120,417)
Oracle Corp.	5,164	(167,004)
Texas Instruments, Inc.	4,723	(167,572)
Freescale Semiconductor Ltd.*	11,536	(171,771)
Informatica Corp.*	5,030	(173,384)
Zynga, Inc. — Class A*	51,689	(173,675)
F5 Networks, Inc.*	1,960	(174,597)
Riverbed Technology, Inc.*	11,716	(174,686)
Red Hat, Inc.*	3,480	(175,949)
Cisco Systems, Inc.	8,455	(176,794)
Salesforce.com, Inc.*	997	(178,294)
Lam Research Corp.*	4,302	(178,361)
Citrix Systems, Inc.*	2,480	(178,956)
EMC Corp.*	7,594	(181,421)
Marvell Technology Group Ltd.	17,264	(182,653)
Symantec Corp.*	7,510	(185,347)
QUALCOMM, Inc.	2,770	(185,451)
Intel Corp.	8,547	(186,752)
Avago Technologies Ltd.	5,232	(187,933)
Microsoft Corp.	6,588	(188,482)
Skyworks Solutions, Inc.*	8,622	(189,943)
Apple, Inc.	431	(190,774)
Broadcom Corp. — Class A	5,504	(190,824)
Cree, Inc.*	3,529	(193,072)
Western Digital Corp.	3,870	(194,583)
Atmel Corp.*	28,567	(198,826)
Micron Technology, Inc.*	20,063	(200,229)
Hewlett-Packard Co.	8,786	(209,458)
Total Information Technology		(5,211,155)
Total Common Stock Sold Short
(Proceeds $14,624,609)		(15,631,480)
Total Securities Sold Short- (24.7)%
(Proceeds $14,624,609)		$(15,631,480)
Other Assets & Liabilities, net - 22.3%		14,047,572
Total Net Assets - 100.0%		$62,927,369

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 S&P 500 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $546,438)	7	$7,093

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.

†† Value determined based on Level 2 inputs — See Note 4.

[1]	All or a portion of this security is pledged as short security collateral at March 28, 2013.
[2]	All or portion of this security is on loan at March 28, 2013 — See Note 10.
[3]	Repurchase Agreements — See Note 5.
[4]	Securities lending collateral — See Note 10.
plc — Public Limited Company

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. LONG SHORT MOMENTUM FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value - including $23,410 of securities loaned
(cost $36,319,141)	$40,791,783
Repurchase agreements, at value
(cost $23,719,494)	23,719,494
Total investments
(cost $60,038,635)	64,511,277
Segregated cash with broker	14,247,086
Cash	11,383
Receivables:
Fund shares sold	30,770
Dividends	29,038
Variation margin	1,558
Interest	280
Total assets	78,831,392
Liabilities:
Securities sold short, at value
(proceeds $14,624,609)	15,631,480
Payable for:
Fund shares redeemed	98,405
Management fees	47,941
Distribution and service fees	28,287
Upon return of securities loaned	23,250
Transfer agent and administrative fees	13,317
Portfolio accounting fees	5,327
Miscellaneous	56,016
Total liabilities	15,904,023
Net assets	$62,927,369
Net assets consist of:
Paid in capital	$137,012,431
Accumulated net investment loss	(392,623)
Accumulated net realized loss on investments	(77,165,303)
Net unrealized appreciation on investments	3,472,864
Net assets	$62,927,369
A-Class:
Net assets	$13,105,598
Capital shares outstanding	972,107
Net asset value per share	$13.48
Maximum offering price per share
(Net asset value divided by 95.25%)	$14.15
C-Class:
Net assets	$23,553,748
Capital shares outstanding	1,899,193
Net asset value per share	$12.40
H-Class:
Net assets	$26,257,030
Capital shares outstanding	1,940,719
Net asset value per share	$13.53
Institutional Class:
Net assets	$10,993
Capital shares outstanding	808
Net asset value per share	$13.60

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $62)	$1,199,288
Interest	16,525
Income from securities lending, net	4,908
Total investment income	1,220,721

Expenses:
Management fees	701,053
Transfer agent and administrative fees	194,737
Distribution and service fees:
A-Class	33,662
C-Class	269,208
H-Class	93,747
Portfolio accounting fees	77,894
Short sales dividend expense	147,264
Prime broker interest expense	54,685
Custodian fees	12,881
Trustees’ fees*	10,412
Miscellaneous	97,971
Total expenses	1,693,514
Net investment loss	(472,793)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	11,863,992
Futures contracts	(2,027,768)
Securities sold short	(1,717,806)
Net realized gain	8,118,418
Net change in unrealized appreciation (depreciation) on:
Investments	(6,957,690)
Securities sold short	(1,006,870)
Futures contracts	219,136
Net change in unrealized appreciation (depreciation)	(7,745,424)
Net realized and unrealized gain	372,994
Net decrease in net assets resulting from operations	$(99,799)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUND ANNUAL REPORT | 13

U.S. LONG SHORT MOMENTUM FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(472,793)	$(31,700)
Net realized gain (loss) on investments	8,118,418	(1,222,219)
Net change in unrealized appreciation (depreciation) on investments	(7,745,424)	(11,338,590)
Net decrease in net assets resulting from operations	(99,799)	(12,592,509)

Distributions to shareholders from:
Net investment income
A-Class	(41,370)	—
C-Class	(101,016)	—
H-Class	(106,079)	—
Institutional Class	(13)	— *
Total distributions to shareholders	(248,478)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	10,682,916	7,600,825
C-Class	573,881	1,083,648
H-Class	4,071,001	27,684,775
Institutional Class	—	10,000 *
Distributions reinvested
A-Class	40,128	—
C-Class	98,169	—
H-Class	101,654	—
Institutional Class	13	— *
Cost of shares redeemed
A-Class	(14,166,103)	(14,808,494)
C-Class	(9,494,408)	(14,982,720)
H-Class	(32,243,335)	(53,424,983)
Institutional Class	—	— *
Net decrease from capital share transactions	(40,336,084)	(46,836,949)
Net decrease in net assets	(40,684,361)	(59,429,458)

Net assets:
Beginning of year	103,611,730	163,041,188
End of year	$62,927,369	$103,611,730
Accumulated net investment loss at end of year	$(392,623)	$(32,832)

Capital share activity:
Shares sold
A-Class	809,308	581,398
C-Class	47,416	85,372
H-Class	313,089	2,126,165
Institutional Class	—	807 *
Shares issued from reinvestment of distributions
A-Class	3,136	—
C-Class	8,320	—
H-Class	7,915	—
Institutional Class	1	— *
Shares redeemed
A-Class	(1,083,452)	(1,120,843)
C-Class	(796,553)	(1,224,264)
H-Class	(2,476,764)	(4,118,953)
Institutional Class	—	— *
Net decrease in shares	(3,167,585)	(3,670,318)

*Since commencement of operations: November 30, 2011–Institutional Class.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. LONG SHORT MOMENTUM FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
A-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.28	$14.28	$12.59	$8.62	$13.45
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.03	(.04)	(.07)	.01
Net gain (loss) on investments (realized and unrealized)	.30	(1.03)	1.73	4.04	(4.84)
Total from investment operations	.25	(1.00)	1.69	3.97	(4.83)
Less distributions from:
Net investment income	(.05)	—	—	—	—
Total distributions	(.05)	—	—	—	—
Redemption fees collected	—	—	— [b]	— [b]	— [b]
Net asset value, end of period	$13.48	$13.28	$14.28	$12.59	$8.62

Total Return[c]	1.89%	(7.00%)	13.42%	46.06%	(35.91%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,106	$16,510	$25,447	$36,231	$31,925
Ratios to average net assets:
Net investment income (loss)	(0.35%)	0.21%	(0.33%)	(0.62%)	0.13%
Total expenses [e]	1.92%	1.66%	1.71%	1.68%	1.69%
Portfolio turnover rate	183%	190%	231%	375%	528%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
C-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$12.31	$13.33	$11.85	$8.17	$12.85
Income (loss) from investment operations:
Net investment loss[a]	(.14)	(.07)	(.13)	(.14)	(.07)
Net gain (loss) on investments (realized and unrealized)	.28	(.95)	1.61	3.82	(4.61)
Total from investment operations	.14	(1.02)	1.48	3.68	(4.68)
Less distributions from:
Net investment income	(.05)	—	—	—	—
Total distributions	(.05)	—	—	—	—
Redemption fees collected	—	—	— [b]	— [b]	— [b]
Net asset value, end of period	$12.40	$12.31	$13.33	$11.85	$8.17

Total Return[c]	1.14%	(7.65%)	12.49%	45.04%	(36.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,554	$32,503	$50,381	$64,918	$57,792
Ratios to average net assets:
Net investment loss	(1.12%)	(0.54%)	(1.08%)	(1.37%)	(0.66%)
Total expenses [e]	2.69%	2.41%	2.46%	2.43%	2.44%
Portfolio turnover rate	183%	190%	231%	375%	528%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

U.S. LONG SHORT MOMENTUM FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,	March 31,	March 31,
H-Class	2013	2012	2011	2010	2009
Per Share Data
Net asset value, beginning of period	$13.33	$14.32	$12.63	$8.65	$13.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.03	(.04)	(.07)	— [d]
Net gain (loss) on investments (realized and unrealized)	.29	(1.02)	1.73	4.05	(4.84)
Total from investment operations	.25	(.99)	1.69	3.98	(4.84)
Less distributions from:
Net investment income	(.05)	—	—	—	—
Total distributions	(.05)	—	—	—	—
Redemption fees collected	—	—	— [b]	— [b]	— [b]
Net asset value, end of period	$13.53	$13.33	$14.32	$12.63	$8.65

Total Return[c]	1.88%	(6.91%)	13.38%	46.01%	(35.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,257	$54,589	$87,212	$99,418	$76,080
Ratios to average net assets:
Net investment income (loss)	(0.29%)	0.20%	(0.31%)	(0.63%)	(0.01%)
Total expenses[e]	1.88%	1.66%	1.70%	1.68%	1.68%
Portfolio turnover rate	183%	190%	231%	375%	528%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. LONG SHORT MOMENTUM FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Period Ended
	March 28,	March 31,
Institutional Class	2013	2012[f]
Per Share Data
Net asset value, beginning of period	$13.33	$12.39
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.06
Net gain on investments (realized and unrealized)	.31	.88
Total from investment operations	.29	.94
Less distributions from:
Net investment income	(.02)	—
Total distributions	(.02)	—
Net asset value, end of period	$13.60	$13.33

Total Return[c]	2.15%	7.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$11
Ratios to average net assets:
Net investment income	(.17)%	1.29%
Total expenses[e]	1.72%	1.36%
Portfolio turnover rate	183%	190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Redemption fees collected are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net investment income is less than $0.01 per share.
[e]	Excluding interest and dividend expense related to short sales, the operating ratios for the years or periods presented would be:

	3/28/13	3/31/12	3/31/11	3/31/10	3/31/09
A-Class	1.65%	1.66%	1.69%	1.68%	1.69%
C-Class	2.40%	2.41%	2.44%	2.43%	2.44%
H-Class	1.65%	1.66%	1.69%	1.68%	1.68%
Institutional Class	1.41%	N/A	N/A	N/A	N/A

[f]	Since commencement of operations: November 30, 2011. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

OBJECTIVE: Seeks to achieve capital growth.

The Event Driven and Distressed Strategies Fund H-Class returned 8.67% for the one-year period ended March 28, 2013. By comparison, the S&P 500 Index returned 13.96% and the Credit Suisse Event Driven Liquid Index returned 11.52% over the same period.

The Fund gains exposure to event driven and distressed situations through various exposures, such as merger arbitrage, high yield, equities and volatility. During the period, the Fund used derivatives, such as swaps, as the primary instrument to gain exposure to these factors. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

The main positive driver of performance was from high yield exposure, mainly through high yield bonds. Equity exposure, through small cap equity exposure and equities of high yield companies, also contributed to performance for the period. The Fund also had contributions from distressed equity and merger arbitrage exposures.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 30, 2010
C-Class	June 30, 2010
H-Class	June 30, 2010
Institutional Class	June 30, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

		Since
		Inception
	1 Year	(06/30/10)
A-Class Shares	8.63%	7.81%
A-Class Shares with sales charge†	3.45%	5.92%
C-Class Shares	7.89%	6.97%
C-Class Shares with CDSC‡	6.89%	6.97%
H-Class Shares	8.67%	7.83%
Institutional Class Shares	8.91%	8.09%
Credit Suisse Event Driven Liquid Index	11.52%	9.75%
S&P 500 Index	13.96%	17.12%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Event Driven Liquid Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structures. Effective July 11, 2011, the Fund’s; investment objective changed from seeking to track the performance of a benchmark to seeking to achieve capital growth. The Fund’s principal investment strategy was also revised to reflect the new objective.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 28, 2013
EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

	Shares	Value

EXCHANGE TRADED FUNDS† - 9.7%
iShares iBoxx $ High Yield
Corporate Bond Fund	10,500	$990,675
Total Exchange Traded Funds
(Cost $963,423)		990,675

	Face
	Amount
REPURCHASE AGREEMENTS††,1 - 86.8%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$4,202,905	4,202,905
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	3,448,093	3,448,093
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	800,020	800,020
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	349,521	349,521
Total Repurchase Agreements
(Cost $8,800,539)		8,800,539
Total Investments - 96.5%
(Cost $9,763,962)		$9,791,214
Other Assets & Liabilities, net - 3.5%		352,274
Total Net Assets - 100.0%		$10,143,488

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 Russell 2000 Index
Mini Futures Contracts
(Aggregate Value of
Contracts $1,704,240)	18	$28,309

INTEREST RATE FUTURES CONTRACTS PURCHASED†
June 2013 U.S. Treasury 5 Year
Note Futures Contracts
(Aggregate Value of
Contracts $4,589,734)	37	$7,308

	Units
EQUITY INDEX SWAP AGREEMENTS††
Credit Suisse Capital LLC
April 2013 Credit Suisse Leveraged
Equity Index Swap
Terminating 04/30/13
(Notional Value $526,842)[4]	268	$615
Credit Suisse Capital LLC April 2013 Credit Suisse
Merger Arbitrage Liquid Index Swap
Terminating 04/30/13
(Notional Value $830,043)[5]	729	5
(Total Notional Value $1,356,885)		$620

CREDIT DEFAULT SWAP AGREEMENTS PROTECTION SOLD††,3
		Protection				Upfront
		Premium	Maturity	Notional	Notional	Payments	Unrealized
Index	Counterparty	Rate	Date	Principal	Value	Paid	Appreciation
CDX.HY-20 Index	Credit Suisse International	5.00%	06/20/18	$5,900,000	$6,088,063	$176,629	$11,433

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[3]	Credit Default Swap — See Note 6.
[4]	Total Return based on Credit Suisse Leverage Equity Index +/- financing at a variable rate
[5]	Total Return based on Credit Suisse Merger Arbitrage Liquid Index +/- financing at a variable rate.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $963,423)	$990,675
Repurchase agreements, at value
(cost $8,800,539)	8,800,539
Total investments
(cost $9,763,962)	9,791,214
Segregated cash with broker	99,391
Cash	18,288
Upfront payments paid on credit default swaps	176,629
Unrealized appreciation on swap agreements	12,053
Receivables:
Credit default swaps settlement	242,556
Interest	116
Fund shares sold	12,884
Protection fees on credit default swaps	9,935
Investment advisor	1,117
Total assets	10,364,183
Liabilities:
Payable for:
Credit default swap settlement	183,556
Licensing fees	9,301
Management fees	8,277
Variation margin	4,947
Distribution and service fees	2,787
Transfer agent and administrative fees	2,299
Portfolio accounting fees	920
Fund shares redeemed	26
Miscellaneous	8,582
Total liabilities	220,695
Net assets	$10,143,488
Net assets consist of:
Paid in capital	$10,001,673
Accumulated net investment loss	(24,198)
Accumulated net realized gain on investments	91,091
Net unrealized appreciation on investments	74,922
Net assets	$10,143,488
A-Class:
Net assets	$2,080,229
Capital shares outstanding	75,467
Net asset value per share	$27.56
Maximum offering price per share
(Net asset value divided by 95.25%)	$28.93
C-Class:
Net assets	$1,038,180
Capital shares outstanding	38,524
Net asset value per share	$26.95
H-Class:
Net assets	$6,134,499
Capital shares outstanding	222,537
Net asset value per share	$27.57
Institutional Class:
Net assets	$890,580
Capital shares outstanding	32,079
Net asset value per share	$27.76

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends	$89,466
Interest	9,929
Income from securities lending, net	734
Total investment income	100,129

Expenses:
Management fees	86,172
Transfer agent and administrative fees	23,937
Distribution and service fees:
A-Class	4,880
C-Class	10,852
H-Class	14,767
Portfolio accounting fees	9,575
Licensing fees	36,586
Custodian fees	1,470
Trustees’ fees*	1,181
Miscellaneous	12,112
Total expenses	201,532
Less:
Expenses waived by Advisor	(11,368)
Net expenses	190,164
Net investment loss	(90,035)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	77,250
Swap agreements	581,740
Futures contracts	183,342
Net realized gain	842,332
Net change in unrealized appreciation (depreciation) on:
Investments	(43,909)
Swap agreements	24,421
Futures contracts	35,617
Net change in unrealized appreciation (depreciation)	16,129
Net realized and unrealized gain	858,461
Net increase in net assets resulting from operations	$768,426

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUND ANNUAL REPORT | 21

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(90,035)	$(227,787)
Net realized gain (loss) on investments	842,332	(648,862)
Net change in unrealized appreciation (depreciation) on investments	16,129	(114,048)
Net increase (decrease) in net assets resulting from operations	768,426	(990,697)

Distributions to shareholders from:
Net realized gains
A-Class	—	(123,350)
C-Class	—	(34,259)
H-Class	—	(195,843)
Institutional Class	—	(7,071)
Total distributions to shareholders	—	(360,523)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,996,925	9,458,376
C-Class	488,372	503,350
H-Class	2,355,423	12,381,886
Institutional Class	720,286	303,221
Distributions reinvested
A-Class	—	120,912
C-Class	—	32,777
H-Class	—	195,843
Institutional Class	—	7,071
Cost of shares redeemed
A-Class	(3,657,692)	(17,938,484)
C-Class	(552,423)	(770,952)
H-Class	(2,899,724)	(14,678,435)
Institutional Class	(206,045)	(33,231)
Net decrease from capital share transactions	(754,878)	(10,417,666)
Net increase (decrease) in net assets	13,548	(11,768,886)

Net assets:
Beginning of year	10,129,940	21,898,826
End of year	$10,143,488	$10,129,940
Accumulated net investment loss at end of year	$(24,198)	$(46,114)

Capital share activity:
Shares sold
A-Class	112,031	358,306
C-Class	18,959	19,545
H-Class	90,146	468,085
Institutional Class	26,823	11,688
Shares issued from reinvestment of distributions
A-Class	—	4,947
C-Class	—	1,358
H-Class	—	8,013
Institutional Class	—	288
Shares redeemed
A-Class	(138,867)	(692,503)
C-Class	(21,348)	(31,104)
H-Class	(111,346)	(563,225)
Institutional Class	(7,667)	(1,250)
Net decrease in shares	(31,269)	(415,852)

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
A-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$25.37	$26.86	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.21)	(.37)	(.33)
Net gain (loss) on investments (realized and unrealized)	2.40	(.36)	4.27
Total from investment operations	2.19	(.73)	3.94
Less distributions from:
Net realized gains	—	(.76)	(2.08)
Total distributions	—	(.76)	(2.08)
Net asset value, end of period	$27.56	$25.37	$26.86

Total Return[c]	8.63%	(2.60%)	16.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,080	$2,595	$11,591
Ratios to average net assets:
Net investment loss	(0.80%)	(1.43%)	(1.65%)
Total expenses[d]	2.03%	1.93%	2.03%
Net expenses[e]	1.91%	1.85%	1.89%
Portfolio turnover rate	228%	513%	—

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
C-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$24.99	$26.67	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.43)	(.52)	(.48)
Net gain (loss) on investments (realized and unrealized)	2.39	(.40)	4.23
Total from investment operations	1.96	(.92)	3.75
Less distributions from:
Net realized gains	—	(.76)	(2.08)
Total distributions	—	(.76)	(2.08)
Net asset value, end of period	$26.95	$24.99	$26.67

Total Return[c]	7.89%	(3.38%)	15.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,038	$1,022	$1,363
Ratios to average net assets:
Net investment loss	(1.67%)	(2.04%)	(2.42%)
Total expenses[d]	2.79%	2.66%	2.79%
Net expenses[e]	2.66%	2.60%	2.65%
Portfolio turnover rate	228%	513%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

EVENT DRIVEN AND DISTRESSED STRATEGIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended
	March 28,	March 31,	March 31,
H-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$25.37	$26.86	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.23)	(.34)	(.33)
Net gain (loss) on investments (realized and unrealized)	2.43	(.39)	4.27
Total from investment operations	2.20	(.73)	3.94
Less distributions from:
Net realized gains	—	(.76)	(2.08)
Total distributions	—	(.76)	(2.08)
Net asset value, end of period	$27.57	$25.37	$26.86

Total Return[c]	8.67%	(2.60%)	16.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,134	$6,183	$8,886
Ratios to average net assets:
Net investment loss	(0.88%)	(1.33%)	(1.67%)
Total expenses[d]	2.03%	1.91%	2.04%
Net expenses[e]	1.91%	1.85%	1.90%
Portfolio turnover rate	228%	513%	—

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
Institutional Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$25.49	$26.91	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.19)	(.23)	(.27)
Net gain (loss) on investments (realized and unrealized)	2.46	(.43)	4.26
Total from investment operations	2.27	(.66)	3.99
Less distributions from:
Net realized gains	—	(.76)	(2.08)
Total distributions	—	(.76)	(2.08)
Net asset value, end of period	$27.76	$25.49	$26.91

Total Return[c]	8.91%	(2.34%)	16.45%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$891	$329	$59
Ratios to average net assets:
Net investment loss	(0.70%)	(0.90%)	(1.42%)
Total expenses[d]	1.80%	1.61%	1.79%
Net expenses[e]	1.67%	1.58%	1.65%
Portfolio turnover rate	228%	513%	—

[a]	Since commencement of operations: June 30, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Emerging Markets 2x Strategy Fund H-Class returned -15.78%, while the BNY Mellon Emerging Markets 50 ADR Index returned -5.90% over the same period.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing most to the performance of the underlying index were Consumer Staples and Financials. Most other sectors detracted from performance of the underlying index, with Energy and Materials detracting most.

The holdings contributing most to the performance of the underlying index for the period were Taiwan Semiconductor Manufacturing Company Ltd., Fomento Economico Mexicano SAB and Cemex SAB de CV.

The holdings detracting most from the performance of the underlying index for the period were Petrobras Petroleo Brasileiro and preferred shares of the same holding, followed by Baidu, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

Ten Largest Holdings (% of Total Net Assets)
Taiwan Semiconductor Manufacturing Company Ltd. ADR	5.5%
China Mobile Ltd. ADR	4.8%
Itau Unibanco Holding S.A. ADR	3.5%
Petroleo Brasileiro S.A. ADR	3.3%
America Movil SAB de CV ADR	3.2%
Banco Bradesco S.A. ADR	3.1%
Vale S.A. Preffered ADR	3.0%
Cia de Bebidas das Americas ADR	2.8%
CNOOC Ltd. ADR	2.7%
PetroChina Company Ltd. ADR	2.4%
Top Ten Total	34.3%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

		Since
		Inception
	1 Year	(10/29/10)
A-Class Shares	-15.79%	-17.09%
A-Class Shares with sales charge†	-19.78%	-18.74%
C-Class Shares	-16.49%	-17.41%
C-Class Shares with CDSC‡	-17.33%	-17.41%
H-Class Shares	-15.78%	-16.95%
BNY Mellon Emerging Markets 50 ADR Index	-5.90%	-4.40%
S&P 500 Index	13.96%	12.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 28, 2013
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 76.9%

ENERGY - 16.8%
Petroleo Brasileiro S.A. ADR	4,233	$76,830
CNOOC Ltd. ADR	320	61,280
PetroChina Company Ltd. ADR	420	55,364
Petroleo Brasileiro S.A. ADR	3,278	54,316
China Petroleum & Chemical Corp. ADR	390	45,599
Sasol Ltd. ADR	1,008	44,695
Ecopetrol S.A. ADR	491	26,769
Ultrapar Participacoes S.A. ADR	823	20,888
Total Energy		385,741
FINANCIALS - 14.5%
Itau Unibanco Holding S.A. ADR	4,537	80,758
Banco Bradesco S.A. ADR	4,183	71,200
China Life Insurance Company Ltd. ADR	987	38,908
Shinhan Financial Group Company Ltd. ADR*	943	33,854
HDFC Bank Ltd. ADR	766	28,664
KB Financial Group, Inc. ADR*	768	25,375
ICICI Bank Ltd. ADR	560	24,024
Grupo Financiero Santander Mexico SAB de CV ADR*	1,321	20,383
Bancolombia S.A. ADR	170	10,753
Total Financials		333,919
TELECOMMUNICATION SERVICES - 13.7%
China Mobile Ltd. ADR	2,078	110,405
America Movil SAB de CV ADR	3,474	72,815
Chunghwa Telecom Company Ltd. ADR	756	23,512
Telekomunikasi Indonesia Persero Tbk PT ADR	491	22,134
Mobile Telesystems OJSC ADR	1,007	20,885
Telefonica Brasil S.A. ADR	577	15,394
China Telecom Corporation Ltd. ADR	276	14,032
SK Telecom Company Ltd. ADR	708	12,652
Philippine Long Distance Telephone Co. ADR	166	11,776
China Unicom Hong Kong Ltd. ADR	844	11,377
Total Telecommunication Services		314,982
INFORMATION TECHNOLOGY - 10.3%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	7,320	125,830
Infosys Ltd. ADR	959	51,700
Baidu, Inc. ADR*	538	47,183
LG Display Company Ltd. ADR*	882	12,868
Total Information Technology		237,581
MATERIALS - 10.1%
Vale S.A. Preffered ADR	4,193	69,313
POSCO ADR	659	48,575
Vale S.A. ADR	2,655	45,905
Cemex SAB de CV ADR*	2,158	26,349
AngloGold Ashanti Ltd. ADR	759	17,875
Gerdau S.A. ADR	1,778	13,708
Gold Fields Ltd. ADR	1,451	11,245
Total Materials		232,970
CONSUMER STAPLES - 7.7%
Cia de Bebidas das Americas ADR	1,503	63,622
Fomento Economico Mexicano SAB de CV ADR	374	42,449
BRF - Brasil Foods S.A. ADR	1,327	29,340
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR	283	15,078
Cencosud S.A. ADR	707	13,214
Cia de Bebidas das Americas ADR	315	13,047
Total Consumer Staples		176,750
UTILITIES - 2.3%
Korea Electric Power Corp. ADR*	1,123	15,261
Enersis S.A. ADR	770	14,815
Empresa Nacional de Electricidad S.A. ADR	217	11,518
Cia Energetica de Minas Gerais ADR	955	11,317
Total Utilities		52,911
CONSUMER DISCRETIONARY - 0.9%
Grupo Televisa SAB ADR	799	21,261
INDUSTRIALS - 0.6%
Latam Airlines Group S.A. ADR	615	13,370
Total Common Stocks
(Cost $1,655,691)		1,769,485

	Face
	Amount
REPURCHASE AGREEMENTS††,1 - 55.1%
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	$501,602	501,602
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	402,819	402,819
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	330,475	330,475
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	33,499	33,499
Total Repurchase Agreements
(Cost $1,268,395)		1,268,395
Total Investments - 132.0%
(Cost $2,924,086)		$3,037,880
Other Assets & Liabilities, net - (32.0)%		(736,366)
Total Net Assets - 100.0%		$2,301,514

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 28, 2013
EMERGING MARKETS 2x STRATEGY FUND

		Unrealized
	Contracts	Gain

EQUITY FUTURES CONTRACTS PURCHASED†
June 2013 MSCI Emerging
Markets Index Mini Futures Contracts
(Aggregate Value of
Contracts $51,375)	1	$981

	Units
EQUITY INDEX SWAP AGREEMENTS††
Goldman Sachs International
April 2013 Bank of New York Mellon
Emerging Markets 50 ADR Index
Swap, Terminating 04/29/13[3]
(Notional Value $2,781,318)	1,142	$16,563

Country Diversification

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[3]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate.
ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Investments, at value
(cost $1,655,691)	$1,769,485
Repurchase agreements, at value
(cost $1,268,395)	1,268,395
Total investments
(cost $2,924,086)	3,037,880
Segregated cash with broker	21,600
Unrealized appreciation on swap agreements	16,563
Receivable for swap settlement	2,300
Cash	633
Receivables:
Fund shares sold	139,259
Dividends	1,031
Interest	14
Total assets	3,219,280
Liabilities:
Payable for:
Fund shares redeemed	910,891
Management fees	2,019
Distribution and service fees	660
Variation margin	598
Transfer agent and administrative fees	561
Portfolio accounting fees	224
Miscellaneous	2,813
Total liabilities	917,766
Net assets	$2,301,514
Net assets consist of:
Paid in capital	$3,655,260
Accumulated net investment loss	(12,029)
Accumulated net realized loss on investments	(1,473,055)
Net unrealized appreciation on investments	131,338
Net assets	$2,301,514
A-Class:
Net assets	$105,858
Capital shares outstanding	7,189
Net asset value per share	$14.72
Maximum offering price per share
(Net asset value divided by 95.25%)	$15.45
C-Class:
Net assets	$108,166
Capital shares outstanding	7,417
Net asset value per share	$14.58
H-Class:
Net assets	$2,087,490
Capital shares outstanding	141,288
Net asset value per share	$14.77

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Dividends (net of foreign withholding tax of $710)	$41,274
Interest	2,121
Income from securities lending, net	12
Total investment income	43,407

Expenses:
Management fees	32,934
Transfer agent and administrative fees	9,149
Distribution and service fees:
A-Class	617
C-Class	1,902
H-Class	8,058
Portfolio accounting fees	3,660
Licensing Fees	6,433
Custodian fees	751
Trustees’ fees*	454
Miscellaneous	4,629
Total expenses	68,587
Less:
Expenses waived by Advisor	(4,968)
Net expenses	63,619
Net investment loss	(20,212)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(226,998)
Swap agreements	(830,334)
Futures contracts	(40,831)
Net realized loss	(1,098,163)
Net change in unrealized appreciation (depreciation) on:
Investments	69,917
Swap agreements	211,797
Futures contracts	981
Net change in unrealized appreciation (depreciation)	282,695
Net realized and unrealized loss	(815,468)
Net decrease in net assets resulting from operations	$(835,680)

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(20,212)	$(18,506)
Net realized loss on investments	(1,098,163)	(274,258)
Net change in unrealized appreciation (depreciation) on investments	282,695	(513,638)
Net decrease in net assets resulting from operations	(835,680)	(806,402)

Distributions to shareholders from:
Net realized gains
A-Class	—	(1,547)
C-Class	—	(1,676)
H-Class	—	(191,123)
Total distributions to shareholders	—	(194,346)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,558,765	2,133,102
C-Class	13,271,478	67,533,983
H-Class	99,924,060	112,547,354
Distributions reinvested
A-Class	—	1,547
C-Class	—	1,676
H-Class	—	189,012
Cost of shares redeemed
A-Class	(1,755,452)	(2,733,563)
C-Class	(13,120,339)	(68,198,547)
H-Class	(101,879,772)	(110,758,822)
Net increase (decrease) from capital share transactions	(2,001,260)	715,742
Net decrease in net assets	(2,836,940)	(285,006)

Net assets:
Beginning of year	5,138,454	5,423,460
End of year	$2,301,514	$5,138,454
Accumulated net investment loss at end of year	$(12,029)	$(18,506)

Capital share activity:
Shares sold
A-Class	99,771	93,188
C-Class	911,981	3,321,992
H-Class	6,760,022	5,747,087
Shares issued from reinvestment of distributions
A-Class	—	110
C-Class	—	119
H-Class	—	13,358
Shares redeemed
A-Class	(113,377)	(109,307)
C-Class	(908,111)	(3,345,630)
H-Class	(6,887,319)	(5,629,413)
Net increase (decrease) in shares	(137,033)	91,504

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUND ANNUAL REPORT | 31

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
A-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$17.48	$26.95	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.07)	(—) [c]	(.13)
Net gain (loss) on investments (realized and unrealized)	(2.69)	(8.35)	2.08
Total from investment operations	(2.76)	(8.35)	1.95
Less distributions from:
Net realized gains	—	(1.12)	—
Total distributions	—	(1.12)	—
Net asset value, end of period	$14.72	$17.48	$26.95

Total Return[d]	(15.79%)	(30.00%)	7.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$106	$363	$992
Ratios to average net assets:
Net investment loss	(0.51%)	(0.01%)	(1.42%)
Total expenses	1.88%	1.77%	1.85%
Net expenses[e]	1.75%	1.69%	1.73%
Portfolio turnover rate	730%	883%	58%

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
C-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$17.46	$26.83	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.25)	(.18)	(.31)
Net gain (loss) on investments (realized and unrealized)	(2.63)	(8.07)	2.14
Total from investment operations	(2.88)	(8.25)	1.83
Less distributions from:
Net realized gains	—	(1.12)	—
Total distributions	—	(1.12)	—
Net asset value, end of period	$14.58	$17.46	$26.83

Total Return[d]	(16.49%)	(29.75%)	7.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108	$62	$726
Ratios to average net assets:
Net investment loss	(1.61%)	(0.87%)	(1.98%)
Total expenses	2.59%	2.54%	2.60%
Net expenses[e]	2.46%	2.46%	2.49%
Portfolio turnover rate	730%	883%	58%

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
H-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$17.55	$26.94	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.07)	(.07)	(.11)
Net gain (loss) on investments (realized and unrealized)	(2.71)	(8.20)	2.05
Total from investment operations	(2.78)	(8.27)	1.94
Less distributions from:
Net realized gains	—	(1.12)	—
Total distributions	—	(1.12)	—
Net asset value, end of period	$14.77	$17.55	$26.94

Total Return[d]	(15.78%)	(29.70%)	7.76%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,087	$4,713	$3,705
Ratios to average net assets:
Net investment loss	(0.49%)	(0.37%)	(1.05%)
Total expenses	1.83%	1.77%	1.85%
Net expenses[e]	1.69%	1.69%	1.74%
Portfolio turnover rate	730%	883%	58%

[a]	Since commencement of operations: October 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment loss per share was computed using average shares outstanding throughout the period.
[c]	Net investment loss is less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Net expense information reflects the expense ratios after expense waivers.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 28, 2013

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 28, 2013, Inverse Emerging Markets 2x Strategy Fund H-Class returned –0.36%, while the BNY Mellon Emerging Markets 50 ADR Index* returned –5.90% over the same period.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing most to the performance of the underlying index were Consumer Staples and Financials. Most other sectors detracted from performance of the underlying index, with Energy and Materials detracting most.

The holdings contributing most to the performance of the underlying index for the period were Taiwan Semiconductor Manufacturing Company Ltd., Fomento Economico Mexicano SAB and Cemex SAB de CV.

The holdings detracting most from the performance of the underlying index for the period were Petrobras Petroleo Brasileiro and preferred shares of the same holding, followed by Baidu, Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the highest efficient manner and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and contributed to the Fund’s performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 4 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Financials

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited) (concluded)

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 03/28/13

		Since
		Inception
	1 Year	(10/29/10)
A-Class Shares	-0.26%	-10.28%
A-Class Shares with sales charge†	-4.99%	-12.07%
C-Class Shares	-0.84%	-8.66%
C-Class Shares with CDSC‡	-1.83%	-8.66%
H-Class Shares	-0.36%	-10.30%
BNY Mellon Emerging Markets 50 ADR Index	-5.90%	-4.40%
S&P 500 Index	13.96%	12.97%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.
†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 28, 2013

INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face
	Amount	Value

REPURCHASE AGREEMENTS†,1 - 93.3%
HSBC Group
issued 03/28/13 at 0.10%
due 04/01/13	$761,337	$761,337
Credit Suisse Group
issued 03/28/13 at 0.10%
due 04/01/13[2]	710,962	710,962
Mizuho Financial Group, Inc.
issued 03/28/13 at 0.11%
due 04/01/13	624,607	624,607
Deutsche Bank
issued 03/28/13 at 0.10%
due 04/01/13	63,314	63,314
Total Repurchase Agreements
(Cost $2,160,220)		2,160,220
Total Investments - 93.3%
(Cost $2,160,220)		$2,160,220
Other Assets & Liabilities, net - 6.7%		155,492
Total Net Assets - 100.0%		$2,315,712

		Unrealized
	Units	Loss

EQUITY INDEX SWAP AGREEMENTS SOLD SHORT†,3
Goldman Sachs International
April 2013 Bank of New York Mellon
Emerging Markets 50 ADR Index
Swap, Terminating 04/29/13
(Notional Value $4,505,249)	1,850	$(24,760)

†	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 5.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 28, 2013.
[3]	Total Return based on Bank of New York Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES

March 28, 2013

Assets:
Repurchase agreements, at value
(cost $2,160,220)	$2,160,220
Segregated cash with broker	3,600
Receivables:
Fund shares sold	907,979
Interest	25
Total assets	3,071,824
Liabilities:
Unrealized depreciation on swap agreements	24,760
Payable for:
Fund shares redeemed	720,298
Swap settlement	5,869
Management fees	1,759
Distribution and service fees	733
Transfer agent and administrative fees	489
Portfolio accounting fees	195
Variation margin	106
Miscellaneous	1,903
Total liabilities	756,112
Net assets	$2,315,712
Net assets consist of:
Paid in capital	$3,473,401
Accumulated net investment loss	(6,847)
Accumulated net realized loss on investments	(1,126,082)
Net unrealized depreciation on investments	(24,760)
Net assets	$2,315,712
A-Class:
Net assets	$258,354
Capital shares outstanding	13,438
Net asset value per share	$19.23
Maximum offering price per share
(Net asset value divided by 95.25%)	$20.19
C-Class:
Net assets	$115,366
Capital shares outstanding	5,747
Net asset value per share	$20.07
H-Class:
Net assets	$1,941,992
Capital shares outstanding	101,050
Net asset value per share	$19.22

STATEMENT OF OPERATIONS

Year Ended March 28, 2013

Investment Income:
Interest	$2,267
Total investment income	2,267

Expenses:
Management fees	17,912
Transfer agent and administrative fees	4,977
Distribution and service fees:
A-Class	565
C-Class	1,650
H-Class	4,001
Portfolio accounting fees	1,991
Licensing fees	3,576
Trustees’ fees*	326
Custodian fees	272
Miscellaneous	2,389
Total expenses	37,659
Less:
Expenses waived by Advisor	(2,779)
Net expenses	34,880
Net investment loss	(32,613)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	157,067
Futures contracts	(14,654)
Net realized gain	142,413
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(78,364)
Futures contracts	2,219
Net change in unrealized appreciation (depreciation)	(76,145)
Net realized and unrealized gain	66,268
Net increase in net assets resulting from operations	$33,655

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUND ANNUAL REPORT | 37

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 28,	March 31,
	2013	2012

Increase (Decrease) In Net Assets From Operations:
Net investment loss	$(32,613)	$(57,122)
Net realized gain (loss) on investments	142,413	(953,332)
Net change in unrealized appreciation (depreciation) on investments	(76,145)	247,396
Net increase (decrease) in net assets resulting from operations	33,655	(763,058)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,703,657	648,870
C-Class	25,100,465	87,793,549
H-Class	87,435,015	73,854,823
Cost of shares redeemed
A-Class	(1,344,868)	(567,237)
C-Class	(26,330,612)	(86,340,121)
H-Class	(87,766,103)	(74,083,821)
Net increase (decrease) from capital share transactions	(1,202,446)	1,306,063
Net increase (decrease) in net assets	(1,168,791)	543,005

Net assets:
Beginning of year	3,484,503	2,941,498
End of year	$2,315,712	$3,484,503
Accumulated net investment loss at end of year	$(6,847)	$(12,214)

Capital share activity:
Shares sold
A-Class	87,501	24,792
C-Class	1,111,860	3,786,907
H-Class	4,131,683	3,190,564
Shares redeemed
A-Class	(74,495)	(25,988)
C-Class	(1,168,390)	(3,725,324)
H-Class	(4,145,468)	(3,212,511)
Net increase (decrease) in shares	(57,309)	38,440

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
A-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$19.29	$21.15	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.33)	(.39)	(.16)
Net loss on investments (realized and unrealized)	.27	(1.47)	(3.69)
Total from investment operations	(.06)	(1.86)	(3.85)
Net asset value, end of period	$19.23	$19.29	$21.15

Total Return[c]	(0.26%)	(8.84%)	(15.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$258	$8	$34
Ratios to average net assets:
Net investment loss	(1.60%)	(1.66%)	(1.61%)
Total expenses	1.85%	1.78%	1.85%
Net expenses[d]	1.71%	1.69%	1.73%
Portfolio turnover rate	—	—	—

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
C-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$20.25	$21.33	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.49)	(.55)	(.25)
Net gain (loss) on investments (realized and unrealized)	.31	(.53)	(3.42)
Total from investment operations	(.18)	(1.08)	(3.67)
Net asset value, end of period	$20.07	$20.25	$21.33

Total Return[c]	(0.84%)	(5.06%)[e]	(14.68%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$115	$1,261	$15
Ratios to average net assets:
Net investment loss	(2.41%)	(2.41%)	(2.37%)
Total expenses	2.65%	2.53%	2.57%
Net expenses[d]	2.51%	2.44%	2.46%
Portfolio turnover rate	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Period Ended
	March 28,	March 31,	March 31,
H-Class	2013	2012	2011[a]
Per Share Data
Net asset value, beginning of period	$19.29	$21.15	$25.00
Income (loss) from investment operations:
Net investment loss[b]	(.33)	(.38)	(.16)
Net gain (loss) on investments (realized and unrealized)	.26	(1.48)	(3.69)
Total from investment operations	(.07)	(1.86)	(3.85)
Net asset value, end of period	$19.22	$19.29	$21.15

Total Return[c]	(0.36%)	(8.79%)	(15.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,942	$2,215	$2,892
Ratios to average net assets:
Net investment loss	(1,56%)	(1.67%)	(1.63%)
Total expenses	1.82%	1.79%	1.85%
Net expenses[d]	1.68%	1.70%	1.74%
Portfolio turnover rate	—	—	—

[a]	Since commencement of operations: October 29, 2010. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Generally, the performance of the Fund’s C-Class shares will underperform the Fund’s H-Class shares and A-Class shares due to the C-Class shares’ higher expense ratio. However, the performance of the Fund’s C-Class shares is greater than that of the H-Class shares and A-Class shares due to the impact large redemptions of C-Class shares had on the expense accruals for C-Class shares. The effect of the expense accruals on the performance of the C-Class shares of the Fund was magnified by the small asset base of the C-Class shares.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”) is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”) as a non-diversified, open-ended investment company. Each series, in effect, represents a separate Fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of eight separate classes of shares: Investor Class shares, Advisor Class shares, A-Class shares, C-Class shares, H-Class shares, Y-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or CDSC.

At March 28, 2013, the Trust consisted of fifty-one separate funds. This report covers the Alternatives Funds and the International Equity Funds (the “Funds”), while the other Funds are contained in separate reports. Only A-Class, C-Class, H-Class, and Institutional Class shares had been issued by the Funds.

Guggenheim Investments (“GI”) provides advisory services and Rydex Fund Services, LLC (“RFS”) provides transfer agent, administrative and accounting services to the Trust. Guggenheim Distributors, LLC (“GDL”) acts as principal underwriter for the Trust. GI, RFS and GDL are affiliated entities.

The International Equity Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Significant Accounting Policies

Since March 28, 2013 represents the last day during the Fund’s annual period on which the New York Stock Exchange (“NYSE”) was open for trading, the Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. The Trust calculates a NAV twice each business day, first in the morning and again in the afternoon for the Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund. All other Funds in this report will price at the afternoon NAV. The morning NAV is calculated at 10:45 a.m. and the afternoon NAV is calculated at the close of the NYSE, usually 4:00 p.m. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 28, 2013, afternoon NAV.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date.

The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of equity index and credit default swap agreements entered into by a Fund is accounted for using the unrealized

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

gain or loss on the agreements that is determined using the last quoted value of the index that the swap pertains to at the close of the NYSE, adjusted to include dividends accrued and financing charges and/or interest associated with the swap agreements.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

Open-end investment companies (“Mutual Funds”) are valued at their NAV as of the close of business on the valuation date. Exchange Traded Funds (“ETFs”) and closed-end investment companies are valued at the last quoted sales price.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Trustees using methods established or ratified by the Board of Trustees. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Distributions received from investments in REITs are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer.

C. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

D. When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the treasury obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Funds may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

E. Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Swap agreements are marked-to-marked daily and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of an agreement or termination of the agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized gain or loss. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

G. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain and loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange gains and losses arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

H. The Funds may leave cash overnight in their cash account with the custodian, U.S. Bank. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Segregated cash with the broker is held as collateral for investments in derivative instruments such as futures contracts or swap agreements.

I. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the Classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution fees relating to A-Class shares and H-Class shares and service and distribution fees related to C-Class shares, are charged directly to specific Classes. In addition, certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis upon the respective aggregate net assets of each Fund included in the Trust.

J. Throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Financial Instruments

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments including futures and swap agreements. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statements of Assets and Liabilities.

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, that Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, that Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts and related options, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the Fund selling the credit protection. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which the Fund is selling credit protection, the default of a third party issuer. Additionally, there is no guarantee that a Fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

In conjunction with the use of short sales, futures and swap agreements, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (continued)

at the broker, cash and/or securities segregated at the custodian bank, discount notes, or the repurchase agreements allocated to each Fund.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risk may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

3. Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Management Fees
Fund	(as a % of Net Assets)
U.S. Long Short Momentum Fund	0.90%
Event Driven and Distressed Strategies Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%

GI has contractually agreed to reduce fees and/or reimburse expenses for the Event Driven and Distressed Strategies Fund to the extent necessary to keep net operating expenses for A-Class, C-Class, H-Class, and Institutional Class Shares (excluding interest, taxes, brokerage commissions, acquired fund fees and Expenses, dividends on securities sold short, and extraordinary expenses (“Excluded Expenses”)) from exceeding 1.90%, 2.65%, 1.90%, and 1.65%, respectively, of the Fund’s A-Class, C-Class,

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

H-Class, and Institutional Class Shares average daily net assets until August 1, 2013. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.90%, 2.65%, 1.90%, and 1.65%, respectively. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Advisor, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period.

For the year ended March 28, 2013, GI voluntarily agreed to reimburse a portion of the licensing fee charged to the Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund.

RFS provides transfer agent and administrative services to the Funds for fees calculated at an annualized rate of 0.25% of the average daily net assets of each Fund.

RFS also provides accounting services to the Funds for fees calculated at annualized rates below, based on the average daily net assets of each Fund.

Fund Accounting Fees	(as a % of net assets)
On the first $250 million	0.10%
On the next $250 million	0.075%
On the next $250 million	0.05%
Over $750 million	0.03%

RFS engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GDL and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Trust will pay distribution fees to GDL at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GDL, in turn, will pay the Service Provider out of its fees. GDL may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates the shareholder’s financial advisor for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GDL for paying the shareholder’s financial advisor an ongoing sales commission. GDL advances the first year’s service and distribution fees to the financial advisor. GDL retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 28, 2013, GDL retained sales charges of $219,176 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, RFS and GDL.

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the inputs used to value the Funds’ net assets at March 28, 2013:

	Level 1	Level 1	Level 2	Level 2	Level 3
	Investments	Other Financial	Investments	Other Financial	Investments
	In Securities	Instruments*	In Securities	Instruments*	In Securities	Total
Assets
U.S. Long Short Momentum Fund	$40,791,783	$7,093	$23,719,494	$—	$—	$64,518,370
Event Driven and Distressed Strategies Fund	990,675	35,617	8,800,539	12,053	—	9,838,884
Emerging Markets 2x Strategy Fund	1,769,485	981	1,268,395	16,563	—	3,055,424
Inverse Emerging Markets 2x Strategy Fund	—	—	2,160,220	—	—	2,160,220

Liabilities
U.S. Long Short Momentum Fund	$15,631,480	$—	$—	$—	$—	$15,631,480
Inverse Emerging Markets 2x Strategy Fund	—	—	—	24,760	—	24,760

* Other financial instruments may include futures contracts and/or swaps, which are reported as unrealized gain/loss at period end.

For the year ended March 28, 2013, there were no transfers between levels.

5. Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. Government Agencies. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 28, 2013, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Group			Fannie Mae
0.10%			0.50% - 1.63%
Due 04/01/13	$741,750,000	$741,758,242	10/22/15 - 01/10/20	$550,000,000	$557,685,694
			Freddie Mac
			0.50%
			10/09/15	150,000,000	151,635,000
			U.S. Treasury Bond
			4.25%
			11/15/40	37,262,600	47,292,608
Mizuho Financial Group, Inc.			U.S. Treasury Bills
0.11%			0.00%
Due 04/01/13	608,536,964	608,544,401	06/27/13 - 09/19/13	467,120,000	466,966,256
			U.S. Treasury Note
			1.75%
			05/31/16	145,841,100	153,748,492
Deutsche Bank			U.S. Treasury Note
0.10%			2.13%
Due 04/01/13	61,685,310	61,685,995	02/29/16	59,756,300	62,922,554
Credit Suisse Group			U.S. Treasury Note
0.10%			0.50%
Due 04/01/13	67,530,124	67,530,499	07/31/17	68,857,600	68,881,776

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment advisor, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

6. Disclosures about Credit Derivatives

In accordance with its principal investment strategy, the Event Driven and Distressed Strategies Fund enters into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The Notional Principal reflects the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront payment as an adjustment to the stated periodic premium.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The table on page 20 included in the Schedule of Investments summarizes the information with regard to sold protection on credit default swap contracts as of March 28, 2013.

7. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The following Funds utilized derivatives for the following purposes:

Fund	Index Exposure	Liquidity
U.S. Long Short Momentum Fund	—	x
Event Driven and Distressed Strategies Fund	x	x
Emerging Markets 2x Strategy Fund	x	x
Inverse Emerging Markets 2x Strategy Fund	x	x

The following table represents the notional amount of derivative instruments outstanding, as an approximate percentage of the Funds’ net assets on a daily basis.

	Approximate percentage of Fund’s
	net assets on a daily basis
Fund	Long	Short
U.S. Long Short Momentum Fund	1%	—
Event Driven and Distressed Strategies Fund	135%	—
Emerging Markets 2x Strategy Fund	123%	—
Inverse Emerging Markets 2x Strategy Fund	—	195%

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 28, 2013:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin	Variation margin
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 28, 2013:

Asset Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Total Value at
	Equity	Equity	Interest Rate	Credit Default	March 28,
Fund	Contracts*	Contracts	Contracts*	Contracts	2013
U.S. Long Short Momentum Fund	$7,093	$—	$—	$—	$7,093
Event Driven and Distressed Strategies Fund	28,309	620	7,308	11,433	47,670
Emerging Markets 2x Strategy Fund	981	16,563	—	—	17,544

Liability Derivative Investments Value
	Futures	Swaps	Futures	Swaps	Total Value at
	Equity	Equity	Interest Rate	Credit Default	March 28,
Fund	Contracts*	Contracts	Contracts*	Contracts	2013
Inverse Emerging Markets 2x Strategy Fund	$—	$24,760	$—	$—	$24,760

* Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 28, 2013:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 28, 2013:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Swaps
	Equity	Equity	Interest Rate	Credit Default
Fund	Contracts	Contracts	Contracts	Contracts	Total
U.S. Long Short Momentum Fund	$(2,027,768)	$—	$—	$—	$(2,027,768)
Event Driven and Distressed Strategies Fund	181,867	592,714	1,475	(10,974)	765,082
Emerging Markets 2x Strategy Fund	(40,831)	(830,334)	—	—	(871,165)
Inverse Emerging Markets 2x Strategy Fund	(14,654)	157,067	—	—	142,413

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
	Futures	Swaps	Futures	Swaps
	Equity	Equity	Interest Rate	Credit Default
Fund	Contracts	Contracts	Contracts	Contracts	Total
U.S. Long Short Momentum Fund	$219,136	$—	$—	$—	$219,136
Event Driven and Distressed Strategies Fund	28,309	12,988	7,308	11,433	60,038
Emerging Markets 2x Strategy Fund	981	211,797	—	—	212,778
Inverse Emerging Markets 2x Strategy Fund	2,219	(78,364)	—	—	(76,145)

8. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2010 – 2013), and has concluded that no provision for income tax is required in the Funds’ financial statements.

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The RIC Modernization Act of 2010 was signed into law on December 22, 2010. It simplified some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and improved the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Tax basis capital losses in excess of capital gains are carried forward to offset future net capital gains.

For the year ended March 28, 2013, the following capital loss carryforward amounts were expired or used:

Fund	Amount
U.S. Long Short Momentum Fund	$(8,164,099)
Event Driven and Distressed Strategies Fund	(606,090)

The tax character of distributions paid during the year ended March 28, 2013 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
U.S. Long Short Momentum Fund	$248,478	$—	$248,478
Event Driven and Distressed Strategies Fund	—	—	—
Emerging Markets 2x Strategy Fund	—	—	—
Inverse Emerging Markets 2x Strategy Fund	—	—	—

The tax character of distributions paid during the year ended March 31, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
U.S. Long Short Momentum Fund	$—	$—	$—
Event Driven and Distressed Strategies Fund	360,523	—	360,523
Emerging Markets 2x Strategy Fund	194,346	—	194,346
Inverse Emerging Markets 2x Strategy Fund	—	—	—

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at March 28, 2013 was as follows:

	Undistributed	Undistributed	Net Unrealized
	Ordinary	Long-Term	Appreciation/	Capital Loss
Fund	Income	Capital Gain	Depreciation	Carryforward[1]
U.S. Long Short Momentum Fund	$—	$—	$3,461,303	$(77,154,904)
Event Driven and Distressed Strategies Fund	—	126,708	39,305	—
Emerging Markets 2x Strategy Fund	—	—	(72,849)	(1,036,160)
Inverse Emerging Markets 2x Strategy Fund	—	—	(24,760)	(1,109,813)

Capital Loss Carryforward amounts may be limited due to Federal income tax regulations.

1A summary of the expiration of the aforementioned Capital Loss Carryforward is as follows:

						Total
	Expires in	Expires in	Expires in	Unlimited		Capital Loss
Fund	2017	2018	2019	Short Term	Long Term	Carryforward
U.S. Long Short Momentum Fund	$(57,776,977)	$(19,377,927)	$—	$—	$—	$(77,154,904)
Event Driven and Distressed Strategies Fund	—	—	—	—	—	—
Emerging Markets 2x Strategy Fund	—	—	—	(818,551)	(217,609)	(1,036,160)
Inverse Emerging Markets 2x Strategy Fund	—	—	—	(967,032)	(142,781)	(1,109,813)

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are typically due to post-October losses, losses deferred due to wash sales, tax treatment of payments from credit default swaps, utilization of earnings and profits on shareholder redemptions, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated
	Paid In	Net Investment	Net Realized
Fund	Capital	Income	Gain (Loss)
U.S. Long Short Momentum Fund	$(321,421)	$361,480	$(40,059)
Event Driven and Distressed Strategies Fund	(9,443)	111,951	(102,508)
Emerging Markets 2x Strategy Fund	(26,734)	26,689	45
Inverse Emerging Markets 2x Strategy Fund	(37,981)	37,980	1

At March 28, 2013, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Loss
U.S. Long Short Momentum Fund	$60,043,104	$5,012,730	$(544,557)	$4,468,173
Event Driven and Distressed Strategies Fund	9,763,962	27,252	—	27,252
Emerging Markets 2x Strategy Fund	3,127,292	—	(89,412)	(89,412)
Inverse Emerging Markets 2x Strategy Fund	2,160,220	—	—	—

Pursuant to Federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 28, 2013, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2013:

Fund	Ordinary	Capital
U.S. Long Short Momentum Fund	$(391,461)	$—
Event Driven and Distressed Strategies Fund	(24,198)	—
Emerging Markets 2x Strategy Fund	(12,029)	(232,708)
Inverse Emerging Markets 2x Strategy Fund	(6,847)	(16,269)

Appropriate tax adjustments have been made to the tax cost of investments, accumulated earnings on a tax basis, capital loss carryforwards, post-October losses and utilized capital loss carryforwards in accordance with March 31, 2013 tax year end of the Funds.

9. Securities Transactions

For the year ended March 28, 2013, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were as follows:

Fund	Purchases	Sales
U.S. Long Short Momentum Fund	$97,880,227	$176,281,796
Emerging Markets 2x Strategy Fund	14,483,018	12,812,746
Event Driven and Distressed Strategies Fund	2,935,121	3,894,530
Inverse Emerging Markets 2x Strategy Fund	—	—

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

10. Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the statement of operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, Credit Suisse acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with Credit Suisse, cash collateral is invested in one or more joint repurchase agreements collateralized by obligations of the Government Agencies. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand.

At March 28, 2013, the Funds participated in securities lending as follows:

Fund	Value of Securities Loaned	Cash Collateral Received
U.S. Long Short Momentum Fund	$23,410	$23,250	*

* Subsequent to March 28, 2013, additional collateral was received.

The following represents a breakdown of the collateral for the joint repurchase agreements at March 28, 2013:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
HSBC Securities (USA), Inc.			Fannie Mae
0.17%			0.00%
Due 04/01/13	$14,334,268	$14,334,539	11/15/17	$2,790,164	$2,666,114
			Fannie Mae
			0.00%
			11/15/19	13,365,954	11,957,850
RBS Securities, Inc.			Federal Home Loan Bank
0.18%			0.375%
Due 04/01/13	18,221,722	18,222,086	10/18/13	1,832,012	1,837,210
			Fannie Mae
			0.50%
			05/27/15	16,668,738	16,751,927

11. Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted, $75,000,000 line of credit from U.S. Bank, N.A., which expires June 15, 2013. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 1.25% for the year ended March 28, 2013. The Funds did not have any borrowings under this agreement at March 28, 2013.

The average daily balances borrowed for the year ended March 28, 2013 were as follows:

Fund	Daily Average Balance
U.S. Long Short Momentum	$43,928.77
Emerging Markets 2x Strategy Fund	11,745.21

12. Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons” Action), as a result of ownership of shares in the Tribune Company (“Tribune”) in 2007 by certain series of the Rydex Series Funds when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the Unsecured Creditors Committee (the “UCC”) has alleged that, in connection with the LBO, insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave the Tribune insolvent. The UCC has

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (concluded)

asserted claims against certain insiders, shareholders, professional advisers, and others involved in the LBO, and is attempting to obtain from these individuals and entities the proceeds paid out in connection with the LBO.

Rydex Series Funds also has been named as a defendant in one or more of a group of lawsuits filed by a group of Tribune creditors that allege state law constructive fraudulent conveyance claims against former Tribune shareholders (the “SLCFC actions”).

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multi-district litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”). On November 6, 2012, the defendants moved to dismiss the SLCFC actions. On December 21, 2012, the plaintiffs filed a memorandum in opposition to the motion to dismiss. On February 4, 2013, the defendants filed a reply in support of the motion to dismiss. The Court has not yet issued a decision on the motion.

None of these lawsuits allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Lyondell Chemical Company

In December 2011, Rydex Series Funds was named as a defendant in Weisfelner, as Trustee of the LB Creditor Trust, v. Fund 1 (In re Lyondell Chemical Co.), Adv. Pro. No. 10-4609 (Bankr. S.D.N.Y.).

Similar to the claims made in the Tribune matter, the Weisfelner complaint seeks to have set aside and recovered as fraudulent transfers from former Lyondell Chemical Company (“Lyondell”) shareholders the consideration paid to them pursuant to the cash out merger of Lyondell shareholders in connection with the combination of Lyondell and Basell AF in 2007. Lyondell filed for bankruptcy in 2008.

A motion to dismiss is currently pending before the Bankruptcy Court.

This lawsuit does not allege any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds received cash proceeds from the cash out merger in the following amounts: Basic Materials Fund - $1,725,168; U.S. Long Short Momentum Fund - $2,193,600; Global 130/30 Strategy Fund - $37,920; Hedged Equity Fund - $1,440; and Multi-Hedge Strategies Fund - $1,116,480. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

13. New Accounting Pronouncement

In January 2013, the Financial Accounting Standards Board issued an Accounting Standards Update No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements and securities lending. The new disclosure is effective for Funds whose annual or interim periods begin on or after January 1, 2013. Management is evaluating the impact of this update on its current disclosures.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

of Rydex Series Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of U.S. Long Short Momentum Fund, Event Driven and Distressed Strategies Fund, Emerging Markets 2x Strategy Fund and Inverse Emerging Markets 2x Strategy Fund (four of the series constituting the Rydex Series Funds) (the “Funds”) as of March 28, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above listed Funds at March 28, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

McLean, Virginia

May 24, 2013

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending March 28, 2013, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
U.S. Long Short Momentum Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	% Qualifying
U.S. Long Short Momentum Fund	100.00%

With respect to the taxable year ended March 28, 2013, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Event Driven and
Distressed Fund
From long-term capital gains, subject to the 15% rate gains category:	$—
From long-term capital gains, using proceeds from shareholder redemptions:	4,702

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (concluded)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Distributor Name Change

Effective January 1, 2013, Rydex Distributors, LLC changed its name to Guggenheim Distributors, LLC. The name change marks another step in the business integration process following the acquisition of Rydex by Guggenheim announced last year. The name change should not result in any material change to the day-to-day management or operations of the funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by calling 800.820.0888.

All Trustees and Officers may be reached c/o Guggenheim Investments, 805 King Farm Boulevard, Suite 600, Rockville, MD 20850.

TRUSTEE AND OFFICER

	Length of Service as Trustee	Number of Funds
Name and Year of Birth	(Year Began)	Overseen
Donald C. Cacciapaglia*	Rydex Series Funds – 2012	136
(1951)	Rydex Variable Trust – 2012
Rydex Dynamic Funds – 2012
Rydex ETF Trust – 2012

Principal Occupations During Past Five Years: Current: Security Investors, LLC: President and CEO from April 2012 to present; Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present; Previous: Channel Capital Group, Inc.: Chairman and CEO from April 2002 to February 2010

Positions held within the Trust: Trustee from 2012 to present; President from 2012 to present

INDEPENDENT TRUSTEES

	Length of Service as Trustee	Number of Funds
Name and Year of Birth	(Year Began)	Overseen
Corey A. Colehour	Rydex Series Funds – 1993	136
(1945)	Rydex Variable Trust – 1998
Rydex Dynamic Funds – 1999
Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: President and Senior Vice President of Schield Management Company (registered investment adviser) from 2003 to 2006

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

J. Kenneth Dalton	Rydex Series Funds – 1995	136
(1941)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1995 to present; Member and Chairman of the Audit Committee from 1997 to present; Member of the Governance and Nominating Committees from 1995 to present; and Member of the Risk Oversight Committee from 2010 to present

John O. Demaret	Rydex Series Funds – 1997	136
(1940)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired

Positions held within the Trust: Trustee from 1997 to present; Chairman of the Board from 2006 to present; Member of the Audit Committee from 1997 to present; and Member of the Risk Oversight Committee from 2010 to present

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (continued)

INDEPENDENT TRUSTEES - concluded

	Length of Service as Trustee	Number of Funds
Name and Year of Birth	(Year Began)	Overseen
Werner E. Keller	Rydex Series Funds – 2005	136
(1940)	Rydex Variable Trust – 2005
Rydex Dynamic Funds – 2005
Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: Founder and President of Keller Partners, LLC (investment research firm) from 2005 to present; Previous: Retired from 2001 to 2005

Positions held within the Trust: Vice Chairman of the Board of Trustees from 2010 to present; Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present; and Chairman and Member of the Risk Oversight Committee from 2010 to present

Thomas F. Lydon, Jr.	Rydex Series Funds – 2005	136
(1960)	Rydex Variable Trust – 2005
	Rydex Dynamic Funds – 2005
	Rydex ETF Trust – 2005

Principal Occupations During Past Five Years: Current: President of Global Trends Investments (registered investment adviser) from 1996 to present

Positions held within the Trust: Trustee and Member of the Audit and Governance and Nominating Committees from 2005 to present

Patrick T. McCarville	Rydex Series Funds – 1997	136
(1942)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Retired; Previous: Chief Executive Officer of Par Industries, Inc., d/b/a Par Leasing from 1977 to 2010

Positions held within the Trust: Trustee from 1997 to present; Member of the Audit Committee from 1997 to present; and Chairman of the Governance and Nominating Committees from 1997 to present

Roger Somers	Rydex Series Funds – 1993	136
(1944)	Rydex Variable Trust – 1998
	Rydex Dynamic Funds – 1999
	Rydex ETF Trust – 2003

Principal Occupations During Past Five Years: Current: Founder and Chief Executive Officer of Arrow Limousine from 1965 to present

Positions held within the Trust: Trustee from 1993 to present; Member of the Audit and Governance and Nominating Committees from 1995 to present

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited) (concluded)

EXECUTIVE OFFICERS

Name, Position and	Principal Occupations
Year of Birth	During Past Five Years

Michael P. Byrum* Vice President (1970)	Current: President, Security Benefit Asset Management Holdings, LLC; Senior Vice President, Security Investors, LLC; President & Chief Investment Officer, Rydex Holdings, LLC; Director & Chairman of the Board, Advisor Research Center, Inc.; and Manager, Rydex Specialized Products, LLC

Previous: Guggenheim Distributors, LLC (f/k/a Rydex Distributors, LLC.), Vice President (2009); Rydex Fund Services, LLC, Director (2009–2010), Secretary (2002–2010), Executive Vice President (2002–2006); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Director (2008–2010), Chief Investment Officer (2006–2010), President (2004–2010), Secretary (2002–2010); Rydex Capital Partners, LLC, President & Secretary (2003–2007); Rydex Capital Partners II, LLC, (2003–2007); Rydex Holdings, LLC (f/k/a Rydex Holdings, Inc.), Secretary (2005–2008), Executive Vice President (2005–2006); Advisor Research Center, Inc., Secretary (2006–2009), Executive Vice President (2006); and Rydex Specialized Products, LLC, Secretary (2005–2008)

Nikolaos Bonos* Vice President and Treasurer (1963)	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010–2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006–2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003–2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

Elisabeth Miller* Chief Compliance Officer (1968)	Current: Chief Compliance Officer, Rydex Series Funds, Rydex Dynamic Funds, Rydex Variable Trust, Rydex ETF Trust, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund, Security Investors, LLC, and Guggenheim Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Guggenheim Distributors, LLC (2004–2009)

Amy J. Lee* Vice President and Secretary (1961)	Current: Managing Director, Guggenheim Investments; Senior Vice President & Secretary, Security Investors, LLC; Secretary & Vice President, Rydex ETF Trust, Rydex Dynamic Funds, Rydex variable Trust, SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Guggenheim Specialized Products, LLC, Guggenheim Distributors, LLC and Rydex Fund Services, LLC

Previous: Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987–2012); Security Global Investors, LLC, Senior Vice President & Secretary (2007–2011); Rydex Advisors, LLC (f/ka/ PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010–2011)

Joseph M. Arruda* Assistant Treasurer (1966)	Current: Assistant Treasurer, SBL Fund, Security Equity Fund, Security Income Fund, Security large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010–2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004–2011)

*	Officers of the Funds are deemed to be “interested persons” of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with Guggenheim Investments.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Guggenheim Distributors, LLC, Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”).

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Werner Keller, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate Audit Fees billed by the Trust’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended March 28, 2013 and March 31, 2012 were $722,089 and $991,403, respectively.

(b) The aggregate Audit Related Fees by the Trust’s principal accountant billed for the fiscal years ended March 28, 2013 and March 31, 2012 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 28, 2013 and March 31, 2012 were $35,000 and $30,000, respectively.

(c) The aggregate Tax Fees billed by the Trust’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 28, 2013 and March 31, 2012 was $0 and $9,216, respectively.

(d) The aggregate All Other Fees billed by the Trust’s principal accountant for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 28, 2013 and March 31, 2012 were $0 and $0, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $35,000 and $39,216, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Rydex Series Funds

By (Signature and Title)*   /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date June 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date June 5, 2013

By (Signature and Title)*   /s/ Nikolaos Bonos

Nikolaos Bonos, Vice President and Treasurer

Date June 5, 2013

* Print the name and title of each signing officer under his or her signature.